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INDEX TO FINANCIAL STATEMENTS

As filed with the Securities and Exchange Commission on January 13, 2014

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

Prospect Capital Corporation
(Exact Name of Registrant as Specified in Charter)

10 East 40th Street, 44th Floor
New York, NY 10016
(Address of Principal Executive Offices)

Telephone Number: (212) 448-0702
(Area Code and Telephone Number)

John F. Barry III
Brian H. Oswald
c/o Prospect Capital Management, LLC
10 East 40th Street, 44th Floor
New York, NY 10016
(212) 448-0702
(Name and Address of Agent for Service)

Copies to:
Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 Telephone: (212) 735-5000 Facsimile: (212) 777-2790	Todd B. Pfister Foley & Lardner LLP 321 North Clark Street, Suite 2800 Chicago, Illinois 60654 Telephone: (312) 832-4579 Facsimile: (312) 832-4700

Approximate Date of Proposed Public Offering:
As soon as practicable after this registration statement becomes effective and upon completion of the arrangement described in the enclosed documents.

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee

Common Stock, $0.001 par value per share	21,703,607 shares	N/A	$195,332,464.00	$25,158.82

(1)
The number of shares to be registered represents an estimate of the maximum number of shares of the registrant's common stock issuable in connection with the arrangement agreement described in the enclosed documents. The estimate was calculated assuming $9.00 is the volume-weighted average price ("VWAP") of the registrant's common stock for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement described in the enclosed documents. The actual VWAP used may be higher and therefore the actual number of shares issued pursuant to the arrangement may be less than the number of shares being registered.

(2)
Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rules 457(c) and 457(f)(1) under the Securities Act of 1933, the proposed maximum aggregate offering price is equal to $195,332,464.00, which is $16.00 multiplied by 12,208,279, the maximum expected number of shares outstanding for Nicholas Financial, Inc. as of the effective time as defined in the arrangement agreement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION—DATED JANUARY 13, 2014

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the United States Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ARRANGEMENT PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Nicholas Financial, Inc. shareholders and optionholders:

        On behalf of the board of directors of Nicholas Financial, Inc. (the "Company" or "Nicholas Financial-Canada"), we are pleased to enclose this proxy circular/prospectus relating to the arrangement pursuant to which Prospect Capital Corporation ("Prospect") will acquire the Company.

        In connection with the transaction, shareholders and optionholders of the Company are cordially invited to attend a special meeting of the shareholders and optionholders of the Company to be held on [                ] [    ], 2014 at [    ] a.m., local time, at the Company's corporate headquarters, located at 2454 McMullen Booth Road, Building C, Clearwater, Florida (the "special meeting").

        At the special meeting, holders of Nicholas Financial-Canada Common Shares and options will be asked to adopt a special resolution approving the arrangement and the arrangement agreement (including the plan of arrangement attached thereto) with Prospect (the "Arrangement Resolution").

        The Company's board of directors has reviewed and considered the terms of the arrangement and the arrangement agreement and has unanimously determined that the arrangement agreement and the transactions contemplated by the arrangement agreement, including the arrangement, are fair to shareholders and optionholders of Nicholas Financial-Canada and in the best interests of Nicholas Financial-Canada and unanimously recommends that Nicholas Financial-Canada's shareholders and optionholders vote FOR the Arrangement Resolution and thereby approve the arrangement.

        The Arrangement Resolution must be approved by at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders, as well as at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders and optionholders (voting together as a group). Holders may vote either in person or by proxy at the special meeting and will be entitled to one vote for each share held and one vote for each share the holder has an option to acquire.

        If the arrangement is completed, each outstanding Common Share of Nicholas Financial-Canada will be converted into the right to receive the number of shares of common stock of Prospect determined by dividing $16.00 by the volume-weighted average price ("VWAP") of Prospect common stock for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement. Each option to acquire shares of Nicholas Financial-Canada common stock outstanding immediately prior to the effective time of the arrangement will be cancelled or transferred by the holder thereof in exchange for a cash amount equal to the amount by which (i) the product obtained by multiplying (x) the number of Common Shares of Nicholas Financial-Canada underlying such option by (y) $16.00 exceeds (ii) the aggregate exercise price payable under such option. As of January 10, 2014, the last reported sales price for Prospect common stock was $11.20.

        Upon completion of the transaction, assuming the VWAP of Prospect's common stock for the 20 trading days prior to and ending on the record date, which was $[        ], is the same as the VWAP used to determine the conversion rate, Prospect's stockholders immediately prior to the closing of the arrangement will own approximately [        ]% of Prospect's outstanding stock and former Nicholas Financial-Canada shareholders will own approximately [        ]% of Prospect's outstanding stock. Prospect common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC."

        Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. Prospect, a Maryland corporation, has been a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"), and is a non-diversified investment company within the meaning of the 1940 Act.

        Common Shares of Nicholas Financial-Canada are traded on The NASDAQ Global Select Market under the symbol "NICK." As of January 10, 2014, the last reported sales price for the Nicholas Financial-Canada's Common Shares was $15.74.

        Because of variable elements that will not be known until immediately prior to the consummation of the arrangement, at the time they vote on the Arrangement Resolution, holders of Nicholas Financial-Canada Common Shares will not know the exact number of shares of Prospect common stock that they will receive in the arrangement. Based on the formula that will be used to determine that number, the value of such Prospect common stock is expected to be equal to $16.00 per Common Share of Nicholas Financial-Canada; however, the actual value of shares of Prospect common stock received may be greater than or less than $16.00 on the day of the effective time of the arrangement.

        We urge you to read the accompanying proxy circular/prospectus, which includes important information about the arrangement and the special meeting of the Company's shareholders and optionholders. In particular, see "Risks Related to the Arrangement" beginning on page 25 of the accompanying proxy circular/prospectus which contains a description of the risks that you should consider in evaluating the transaction.

        Your vote is very important.    Whether or not you expect to attend the special meeting of the Company, the details of which are described in the accompanying proxy circular/prospectus, please vote immediately. If you are a shareholder, you may vote by submitting your proxy by telephone or the Internet or by completing, signing, dating and returning your signed proxy card(s) in the enclosed prepaid return envelope. If you are an optionholder, you may vote by completing, signing, dating and returning your signed proxy card(s) in the enclosed prepaid return envelope.

        If shareholders or optionholders of the Company have any questions or require assistance in voting their securities, they should call [                        ] at 1-[        ]-[        ]-[            ].

Sincerely,
Peter L. Vosotas Chairman of the Board, Chief Executive Officer and President

        The accompanying proxy circular/prospectus contains important information about Prospect that you should know before voting to approve the Arrangement Resolution. Please read it before voting and keep it for future reference. Prospect files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may obtain such information free of charge by writing to Prospect at its principal executive offices, located at 10 East 40th Street, 44th Floor, New York, NY 10016, or by calling 212-448-0702.

        Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction described in the proxy circular/prospectus or the securities to be issued pursuant to the transaction described in the proxy circular/prospectus or determined if the proxy circular/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

        The accompanying proxy circular/prospectus is dated            , 2014 and is first being mailed to the Company's shareholders and optionholders on or about            , 2014.

NICHOLAS FINANCIAL, INC.
Building C
2454 McMullen Booth Road
Clearwater, FL 33759-1343
(727) 726-0763

NOTICE OF SPECIAL MEETING OF SECURITYHOLDERS
TO BE HELD ON [            ] [    ], 2014

To the shareholders and optionholders of Nicholas Financial, Inc. (the "Company" or "Nicholas Financial-Canada"):

        A special meeting of the holders of Nicholas Financial-Canada Common Shares and options will be held at Nicholas Financial-Canada's corporate headquarters, located at 2454 McMullen Booth Road, Building C, Clearwater, Florida, on [                ], [    ], 2014, at [    ] a.m., local time, for the following purposes:

  1.
  To consider, pursuant to an interim order of the British Columbia Supreme Court, dated [                ] [    ], 2014, as the same may be amended (sometimes referred to as the "Interim Order"), and, if deemed advisable, to pass, with or without variation, a special resolution, the full text of which is attached to the accompanying proxy circular/prospectus as Annex A (sometimes referred to as the "Arrangement Resolution"), to approve an arrangement under the provisions of Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving, among other things, the acquisition by a portfolio company of Prospect Capital Corporation ("Prospect") of all of the issued and outstanding Common Shares of Nicholas Financial-Canada; and

  2.
  To transact such other business as may properly come before the special meeting or any postponement(s) or adjournment(s) of the special meeting.

        The full text of the Arrangement Resolution is set out in Annex A to the accompanying proxy circular/prospectus. The Arrangement Resolution must be approved by at least three-quarters (75%) of the votes cast by shareholders, as well as at least three-quarters (75%) of the votes cast by shareholders and optionholders of the Company voting together as a group (collectively, the "Securityholders"). Holders may vote in person or by proxy at the special meeting and will be entitled to one vote for each share held and one vote for each share the holder has an option to acquire. The arrangement is described in the accompanying proxy circular/prospectus, which serves as (i) Nicholas Financial-Canada's management proxy circular in connection with management's solicitation of proxies, and (ii) a prospectus of Prospect relating to its issuance of common stock in connection with the arrangement.

        The Company's board of directors unanimously recommends that you vote FOR the Arrangement Resolution. Securityholders of record as of [                        ], 2014, the record date for the special meeting, will be entitled to vote at the meeting and at any postponement or adjournment thereof.

        All registered Securityholders, whether or not they expect to be present at the meeting, are requested to sign, date, and mail the accompanying proxy in the envelope provided for this purpose or, if they are a shareholder, by following the procedures for either telephone or Internet voting provided in the accompanying proxy circular/prospectus. Proxies must be received by the Company's transfer agent, Computershare Investor Services Inc. (Attention: Proxy Department, [                    ], or by fax to Nicholas Financial, Inc., c/o Computershare Investor Services Inc. at ([        ]) [        ]-[        ] or 1-[        ]-[        ]-[        ] or by Internet at www. [                        ].com), before 5:00 p.m. (Eastern Time), on [            ][    ], 2014 (or the date that is two days, excluding Saturdays, Sundays and holidays, prior to the date set for any postponement or adjournment of the original meeting).

        If you are a non-registered, beneficial shareholder, you must follow the instructions provided by your broker, investment dealer, bank, trust company or other intermediary to ensure that your vote is counted at the special meeting.

        TAKE NOTICE that in accordance with the Interim Order, registered holders of Nicholas Financial-Canada Common Shares and options have a right to dissent from the arrangement and to be paid an amount equal to the fair value of their shares or options, as applicable. This right is described in the accompanying proxy circular/prospectus. Failure to comply strictly with the dissent procedures may result in the loss or unavailability of the right to dissent. See "The Special Meeting—Dissent Rights" in the accompanying proxy circular/prospectus.

        If you have any questions or require more information regarding the procedures for voting or completing your proxy or transmittal documentation, please contact [                    ]at 1-[        ]-[        ]- [        ].

By Order of the Board of Directors Ralph T. Finkenbrink Secretary

        In the accompanying proxy circular/prospectus, references to "$" refer to United States dollars, unless otherwise noted.

REFERENCES TO ADDITIONAL INFORMATION

        Prospect has filed a registration statement on Form N-14 to register with the United States Securities and Exchange Commission (the "SEC") the Prospect common stock, par value $0.001 per share ("Prospect common stock"), to be issued to the Company's shareholders upon consummation of the arrangement. The accompanying proxy circular/prospectus is a part of that registration statement and constitutes a prospectus of Prospect in addition to being a proxy circular of the Company for its special meeting. As allowed by SEC rules, this proxy circular/prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement.

        The accompanying proxy circular/prospectus incorporates important business and financial information about Prospect and the Company from other documents that are not included in or delivered with this proxy circular/prospectus. This information is available to you without charge upon your written or oral request. You can obtain copies of the accompanying proxy circular/prospectus, as well as the documents incorporated by reference into the accompanying proxy circular/prospectus through the SEC website at www.sec.gov, or by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

Prospect Capital Corporation Attention: Brian H. Oswald 10 East 40th Street, 44th Floor New York, New York 10016 (212) 448-0702	Nicholas Financial, Inc. Attention: Ralph T. Finkenbrink 2454 McMullen Booth Road, Building C Clearwater, Florida 33759 (727) 726-0763

        If you would like to request documents, please do so by [                ] [    ], 2014, in order to receive them before the Company's special meeting.

        See "Where You Can Find More Information" beginning on page 317 of the accompanying proxy circular/prospectus.

SUBMITTING PROXIES BY MAIL, TELEPHONE OR INTERNET

        Nicholas Financial-Canada shareholders of record may submit their proxies:

  •
  by telephone, by calling the toll-free number 1-[        ]-[        ]-[        ] on a touch-tone phone and following the recorded instructions;

  •
  by accessing the Internet website at www.[                    ].com and following the instructions on the website; or

  •
  by mail, by indicating their voting preference on the proposals on each proxy card received, signing and dating each proxy card and returning each proxy card in the prepaid envelope that accompanied that proxy card.

        Nicholas Financial-Canada optionholders may submit their proxies by mail, by indicating their voting preference on the proposals on each proxy card received, signing and dating each proxy card and returning each proxy card in the prepaid envelope that accompanied that proxy card.

        Shareholders of the Company whose Common Shares are held in "street name" must provide their brokers with instructions on how to vote their shares; otherwise, their brokers will not vote their shares on any resolution before the special meeting. Shareholders should check the voting form provided by their brokers for instructions on how to vote their shares.

        The accompanying proxy circular/prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.

i

Page No.
ANNEX F: INTERIM ORDER	ANNEX F-1
ANNEX G: NOTICE OF APPLICATION FOR FINAL ORDER	ANNEX G-1
ANNEX H: OPINION OF JANNEY MONTGOMERY SCOTT LLC	ANNEX H-1

ii

QUESTIONS AND ANSWERS ABOUT THE PROPOSED ARRANGEMENT

Q:
When and where is the special meeting of shareholders and optionholders?

A:
The special meeting of shareholders and optionholders will take place at Nicholas Financial, Inc.'s (the "Company" or "Nicholas Financial-Canada") corporate headquarters, located at 2454 McMullen Booth Road, Building C, Clearwater, Florida, on [                ], [    ], 2014, at [    ] a.m., local time.

Q:
What is happening at the special meeting?

A:
Nicholas Financial-Canada's shareholders and optionholders are being asked to consider and vote on the following item at the special meeting:

•
A proposal to adopt a special resolution, the full text of which is attached hereto as Annex A (the "Arrangement Resolution"), to approve the arrangement and the arrangement agreement, dated as of December 17, 2013, by and among Prospect Capital Corporation ("Prospect"), Watershed Acquisition LP ("USCo"), 0988007 B.C. Unlimited Liability Company (the "Purchaser"), NF Financial LLC (formerly known as Watershed Operating LLC) ("US New Opco," and together with Prospect, USCo and the Purchaser, the "Prospect Parties") and Nicholas Financial-Canada (collectively, the "Parties" and each a "Party"), as such agreement may be amended from time to time. The full text of the arrangement agreement is attached hereto as Annex B.

Q:
What will happen in the proposed arrangement?

A:
If the Arrangement Resolution is approved, Nicholas Financial-Canada and the Purchaser will amalgamate and form an entity ("Amalco"), which will be an unlimited liability company under the Business Corporations Act (British Columbia) (the "BCBCA"). Amalco will be the surviving entity and will succeed to and assume all of the rights and obligations of the Purchaser and Nicholas Financial-Canada. Amalco will be an indirect wholly-owned portfolio company of Prospect. As a result of the proposed arrangement, all Nicholas Financial-Canada's assets and liabilities immediately before the amalgamation will become assets and liabilities of Amalco immediately after the amalgamation, and Nicholas Financial-Canada's wholly-owned subsidiaries, Nicholas Financial, Inc., a Florida corporation, and Nicholas Data Services, Inc., a Florida corporation, will become direct subsidiaries of Amalco.

Q:
What will shareholders of Nicholas Financial-Canada receive in the arrangement?

A:
Each Nicholas Financial-Canada shareholder will receive for each Common Share of Nicholas Financial-Canada owned as of the time of consummation of the arrangement (the "effective time"), that number of shares of common stock, par value $0.001 per share, of Prospect ("Prospect common stock") determined by dividing $16.00 by the volume-weighted average price of Prospect common stock on the NASDAQ Global Select Market ("NASDAQ"), as displayed under the heading "Bloomberg VWAP" on Bloomberg Financial L.P. ("VWAP") for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement. Holders of Nicholas Financial-Canada Common Shares will not receive any fractional shares of Prospect common stock in the arrangement. Instead, each Nicholas Financial-Canada shareholder otherwise entitled to a fractional share interest in Prospect will be paid an amount in cash determined by multiplying such fraction by the amount equal to the VWAP as calculated above. Pursuant to the arrangement agreement, Nicholas Financial-Canada has agreed, prior to completion or termination of the transaction, not to declare, set aside, pay or make any dividend or other distribution (whether in cash, stock or other property) with respect to any of its Common Shares.

  Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. Prospect, a Maryland corporation, has been a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"), and is a non-diversified investment company within the meaning of the 1940 Act. Please see "Business of Prospect" for more information regarding Prospect and please see "Regulation of Prospect" and Annex C: Summary of Certain Provisions of the 1940 Act Applicable to Business Development Companies for more information regarding business development companies and the 1940 Act.

Q:
What will optionholders of Nicholas Financial-Canada receive in the arrangement?

Prospect will cash out holders of options to purchase Company Common Shares ("options") outstanding pursuant to the Nicholas Financial-Canada stock option plans. Such holders of options will receive a cash amount equal to the amount, if any, by which (i) the product obtained by multiplying (x) the number of Nicholas Financial-Canada Common Shares underlying such option by (y) $16.00, exceeds (ii) the aggregate exercise price payable under such option by the optionholder to acquire the Nicholas Financial-Canada Common Shares underlying such option.

Q:
What is a business development company ("BDC")?

A:
A BDC is a specialized type of closed-end investment company regulated under certain provisions of the 1940 Act. The 1940 Act and the Investment Advisers Act of 1940 regulate BDCs through various restrictions on capitalization, types of investments, investment adviser compensation, director independence, transactions with affiliates and governance matters. As a BDC, Prospect is generally required to invest at least 70% of its assets in private or small domestic companies engaged primarily in non-financial businesses as well as in cash items, United States Government securities and high-quality short-term debt securities (and is required to offer managerial assistance to such companies). In addition, as a BDC, Prospect can have, and does have, multiple classes of debt outstanding and can incur a greater amount of leverage in the form of debt (as opposed to preferred stock) than a registered closed-end fund, which can only have one class of debt outstanding. See "Regulation of Prospect," "Business of Prospect" and Annex C: Summary of Certain Provisions of the 1940 Act Applicable to Business Development Companies.

Q:
Is the consideration subject to any adjustment for shareholders?

A:
No. However, the number of shares of Prospect common stock that a Nicholas Financial-Canada shareholder will receive will depend on the VWAP for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement and consequently the value of the shares of Prospect common stock received may be greater than or less than $16.00 on the day of the effective time.

Q:
Is Prospect required to make any other payments to any of the Parties in connection with the arrangement?

A:
No. However, if Nicholas Financial-Canada terminates the arrangement agreement due to a breach by Prospect, Prospect could be obligated to pay a $6,000,000 termination fee to Nicholas Financial-Canada. Please see "Description of the Arrangement Agreement—Termination of the Arrangement Agreement."

Q:
Who will pay the expenses relating to the preparation of this document and the solicitation of proxies?

A:
Whether or not the arrangement is consummated, each of Prospect and Nicholas Financial-Canada is responsible for its own fees and expenses relating to the arrangement, including the preparation of this document and the solicitation of the proxies. However, in the event the arrangement is not consummated, under certain conditions, a termination fee of $6,000,000 will be paid by Nicholas Financial-Canada or Prospect, as applicable, to the other party in accordance with the arrangement agreement. Please see "Description of the Arrangement Agreement—Termination of the Arrangement Agreement."

Q:
Are shareholders and optionholders able to exercise dissent rights?

A:
Yes. As further discussed below under "The Special Meeting—Dissent Rights," shareholders and optionholders are able to exercise dissent rights. A written objection to the Arrangement Resolution must be received by Nicholas Financial-Canada not later than 5:00 pm (Vancouver time) on the last business day preceding the date of the special meeting. Shareholders and optionholders that are ultimately determined to be entitled to dissent rights and that have validly exercised their dissent rights will be paid in cash the fair value by the Purchaser for their shares or options, as applicable. See also Annex D and Annex E to this proxy circular/prospectus.

Q:
When do you expect to complete the proposed arrangement?

A:
We are working to complete the proposed arrangement early in the second quarter of 2014, assuming all regulatory approvals and other required matters are completed at such time.

Q:
What are the United States federal income tax consequences of the proposed arrangement?

A:
See "Certain United States Federal Income Tax Considerations" for important information regarding the United States federal income tax consequences relating to the proposed arrangement.

Q:
What shareholder and optionholder vote is required to approve the Arrangement Resolution?

A:
The Arrangement Resolution must be approved by at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders, as well as at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders and optionholders (voting together as a group). Holders may vote either in person or by proxy at the special meeting and will be entitled to one vote for each share held and one vote for each share the holder has an option to acquire. Nicholas Financial-Canada shareholders and optionholders who abstain, fail to return their proxies or do not otherwise vote will not have an effect on the vote. A quorum for the special meeting is at least two shareholders or proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder, holding at least 33 1/3% of the total issued and outstanding shares of Nicholas Financial-Canada on the record date for the meeting.

Q:
Does Nicholas Financial-Canada's board of directors recommend approval of the Arrangement Resolution?

A:
Yes. Nicholas Financial-Canada's board of directors, including its independent directors, unanimously approved and adopted the Arrangement Resolution and unanimously recommends that Nicholas Financial-Canada's shareholders vote "FOR" approval of the Arrangement Resolution. In connection with Nicholas Financial-Canada's board of directors' consideration of this matter, it received an opinion from Janney Montgomery Scott LLC ("Janney") addressing the fairness, from a financial point of view, of the consideration to be received by Nicholas Financial-Canada shareholders.

Q:
What do I need to do now?

A:
We urge you to read carefully this document, including its annexes. You also may want to review the documents referenced under "Where You Can Find More Information" and consult with your accounting, legal and tax advisors.

Q:
How do I vote my shares or options?

A:
You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares or options, as applicable, may be represented at the special meeting. If you are a shareholder, you may also vote (1) by telephone, by calling toll free 1-[      ]-[      ]-[      ] on a touch-tone phone and following the recorded instructions or (2) by accessing the Internet website at www.[                ].com and following the instructions on the website. If you are a record shareholder, you may also attend the special meeting in person and vote at the meeting instead of submitting a proxy. If your shares are held in a brokerage account or in "street name" and you wish to vote your shares in person at the special meeting, please see the answer to the next question.

Unless your shares are held in a brokerage account or in "street name", if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" the approval of the arrangement agreement and the arrangement. If your shares are held in a brokerage account or in "street name", please see the answer to the next question.

If you fail either to return your proxy card and, if you are a shareholder, to vote via the telephone or the Internet, or if you "abstain" with respect to the Arrangement Resolution, you will not affect the outcome of the vote.

Q:
If my shares are held in a brokerage account, or in "street name," will my broker vote my shares for me?

A:
No. If you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

You should, therefore, provide your broker with instructions on how to vote your shares or arrange to attend the special meeting and vote your shares in person. If your shares are held in a brokerage account or in "street name," you may vote your shares in person at the special meeting ONLY if you bring your proxy to the special meeting. The proxy would be provided by your broker, fiduciary, custodian or other nominee. You must request this proxy from your nominee, as they will not automatically send you one.

If you do not provide your broker with instructions and do not attend the special meeting, your failure will not have an effect on the outcome of the vote. Shares held in a brokerage account or in "street name" for which written authority to vote has not been obtained will be treated as not present and not entitled to vote with respect to the Arrangement Resolution and will, therefore, reduce the absolute number (but not the percentage) of the affirmative votes required for approval of the Arrangement Resolution. Shareholders are urged to utilize telephonic or Internet voting if their broker has provided them with the opportunity to do so. See your voting instruction form for instructions.

Q:
What do I do if I want to change my vote?

A:
You may change your vote at any time before the vote takes place at the special meeting. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. If you are a shareholder, you may also change your vote if you voted and revote (1) by telephone, by calling the toll-free number 1-[      ]-[      ]-[      ] on a touch-tone phone and following the recorded instructions or (2) by accessing the Internet website at www.[                ].com and following the instructions on the website. The last recorded vote will be what is counted at the special meeting. In addition, you may elect to attend the special meeting and vote in person, as described above.

Q:
If my shares are represented by stock certificates, should I send in my stock certificates now?

A:
No. If the arrangement is completed and your Common Shares are represented by stock certificates, we will send you written instructions for exchanging your stock certificates for the appropriate number of shares of Prospect common stock.

Q:
Will a proxy solicitor be used?

A:
No. Nicholas Financial-Canada has not engaged a proxy solicitor to assist in the solicitation of proxies for the special meeting. Nicholas Financial-Canada's officers and employees may request the return of proxies by telephone or in person, but no additional compensation will be paid to them for doing so.

Q:
Who can I contact with any additional questions?

A:
You may call Nicholas Financial-Canada's Corporate Secretary, Ralph T. Finkenbrink, with respect to any additional questions at: 1-727-726-0763

Q:
Where can I find more information about the companies?

A:
You can find more information about Nicholas Financial-Canada and Prospect in the documents described under "Where You Can Find More Information."

SUMMARY

        This summary highlights material information in this proxy circular/prospectus. It may not contain all of the information that is important to you. We urge you to carefully read the entire document and the other documents to which we refer in order to fully understand the proposed arrangement. See "Where You Can Find More Information." Unless otherwise noted, the terms "Nicholas Financial-Canada" or the "Company" refers to Nicholas Financial, Inc., a company existing under the laws of British Columbia; "Nicholas Financial" refers to Nicholas Financial, Inc., a Florida corporation; "NDS" refers to Nicholas Data Services, Inc., a Florida corporation; the "Company" also refers to Nicholas Financial-Canada, Nicholas Financial and NDS collectively, as appropriate in the context; "Prospect" refers to Prospect Capital Corporation, a Maryland corporation; "USCo" refers to Watershed Acquisition LP, a Delaware limited partnership; the "Purchaser" refers to 0988007 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia; "US New Opco" refers to NF Financial LLC (formerly known as Watershed Operating LLC), a Delaware limited liability company; "Prospect Capital Management," "Investment Adviser" and "PCM" refer to Prospect Capital Management LLC; and "Prospect Administration" and the "Administrator" refer to Prospect Administration LLC. When discussing the arrangement agreement, the terms: "Prospect Parties" refers to Prospect, USCo, Purchaser and US New Opco; and "Parties" refers to Nicholas Financial-Canada and the Prospect Parties.

Information about the Companies

Nicholas Financial, Inc.
2454 McMullen Booth Road
Building C
Clearwater, FL 33759

        Nicholas Financial-Canada is a Canadian holding company incorporated under the laws of British Columbia in 1986. Its business activities are conducted through two wholly-owned subsidiaries formed pursuant to the laws of the State of Florida, Nicholas Financial and NDS. Nicholas Financial is a specialized consumer finance company engaged primarily in acquiring and servicing retail installment sales contracts ("Contracts") for purchases of new and used cars and light trucks. To a lesser extent, Nicholas Financial also makes direct loans and sells consumer-finance related products. NDS is engaged in supporting and updating industry specific computer application software for small businesses located primarily in the Southeastern United States. For the fiscal years ended March 31, 2013 and 2012 and the six-month periods ended September 30, 2013 and 2012, the Company had consolidated revenues of $82.1 million, $80.5 million, $41.4 million, and $41.1 million, respectively. Nicholas Financial accounted for approximately 99% of the Company's consolidated revenues for each of such periods, and NDS sales accounted for less than 1% of consolidated revenues during each of the same periods.

        The Company's principal business is providing financing programs primarily to purchasers of new and used cars and light trucks who meet the Company's credit standards, but who do not meet the credit standards of traditional lenders, such as banks and credit unions. Unlike these traditional lenders, which make lending decisions primarily based on the credit history of the borrower and typically finance new automobiles, the Company purchases Contracts of borrowers who may not have a good credit history or Contracts for older model and high mileage automobiles. This is typically referred to as the non-prime automobile finance market.

        The non-prime automobile finance market is highly fragmented and historically has been serviced by a variety of financial entities, including captive finance subsidiaries of major automobile manufactures, banks, independent finance companies, and small loan companies. Many of these financial entities do not consistently provide financing to this market. Although prime borrowers represent a large segment of the automobile financing market, there are many potential purchasers of automobiles who do not qualify as prime borrowers. Purchasers the Company considers to be non-prime borrowers are generally unable to obtain credit from traditional sources of automobile financing. The Company believes that, because these potential purchasers represent a substantial market, there is a demand by automobile dealers with respect to financing for non-prime borrowers that has not been effectively served by traditional automobile financing sources.

        The Company purchases Contracts from automobile dealers at a negotiated price that is less than the original principal amount being financed by the purchaser of the automobile. The Contracts are predominately for used vehicles. As of September 30, 2013, the average model year of vehicles collateralizing the portfolio was 2005. The average loan to value ratio, which expresses the amount of the Contract as a percentage of the value of the automobile, is approximately 93%. The initial terms of the Contracts range from 12 to 72 months. In addition, taxes, title fees and, if applicable, premiums for extended service contracts, accident and health insurance and credit life insurance can also be included in the amount financed.

        The Company's automobile finance programs are currently conducted in 15 states through a total of 65 branches, including 20 in Florida, eight in Ohio, six in North Carolina, six in Georgia, three in Kentucky, three in Indiana, three in Missouri, three in Michigan, three in Alabama, two in Virginia, two in Tennessee, two in Illinois, two in South Carolina, one in Maryland and one in Kansas. Each office is budgeted (size of branch, number of employees and location) to handle up to 1,000 accounts and up to $7.5 million in gross finance receivables. To date, 14 of the Company's branches meet that capacity. The Company continues to evaluate additional markets for future branch locations, and subject to market conditions, would expect to open additional branch locations during fiscal 2014. The Company remains open to acquisitions should an opportunity present itself.

        In addition to the automobile finance program, the Company also provides direct loans. Direct loans are loans originated directly between the Company and the consumer. These loans are typically for amounts ranging from $1,000 to $9,000 and are generally secured by a lien on an automobile, water craft or other permissible tangible personal property. The average loan made to date by the Company had an initial principal balance of approximately $3,000. The Company does not expect the average loan size to increase significantly within the foreseeable future. The majority of direct loans are originated with current or former customers under the Company's automobile financing program. The typical direct loan represents a significantly better credit risk than the Company's typical Contract due to the customer's historical payment history with the Company.

        The Company is currently licensed to provide direct consumer loans in Florida and North Carolina. In addition, the Company continues to analyze the direct loan market in Ohio for possible future expansion into such market. The Company does not expect to pursue a direct loan license in any other state during the fiscal year ending March 31, 2014. The Company does not have any current plans to expand its strategy of soliciting current customers and expects total direct loans to remain approximately 2% of its total portfolio.

        In connection with its direct loan program, the Company also makes available credit disability and credit life insurance coverage to customers through an unaffiliated third-party insurance carrier. Customers in approximately 77% of the 3,079 direct loan transactions outstanding as of September 30, 2013 had elected to purchase third-party insurance coverage made available by the Company. The cost of this insurance is included in the amount financed by the customer.

        The Company's executive offices are located at 2454 McMullen Booth Road, Building C, Suite 501, Clearwater, Florida 33759, and the Company's telephone number is (727) 726-0763.

Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, NY 10016
(212) 448-0702

        Prospect is a financial services company that primarily lends to and invests in middle market privately held companies. In this proxy circular/prospectus, the term "middle market" refers to companies with annual revenues between $50 million and $2 billion. Prospect is a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Prospect invests primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. Prospect works with management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro forma cash flows.

        Prospect currently has seven origination strategies in which it makes investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, and (7) investments in syndicated debt. Prospect continues to evaluate other origination strategies in the ordinary course of business with no specific tops down allocation to any single origination strategy.

        Lending in Private Equity Sponsored Transactions—Prospect makes loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or mezzanine loans. In making these investments, Prospect looks for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to Prospect's loan position. This strategy has comprised approximately 50%-60% of its business.

        Lending Directly to Companies—Prospect provides debt financing to companies owned by non private equity firms, the company founder, a management team or a family. Here, in addition to the strengths Prospect looks for in a sponsored transaction, Prospect also looks for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to Prospect. This strategy generally has comprised approximately 5%-15% of its business.

        Control Investments in Corporate Operating Companies—This strategy involves acquiring controlling stakes in non financial operating companies. Prospect investments in these companies are generally structured as a combination of yield producing debt and equity. Prospect provides certainty of closure to Prospect's counterparties, gives the seller personal liquidity and generally looks for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of its business.

        Control Investments in Financial Companies—This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, subprime auto lending and other strategies. Prospect's investments in these companies are generally structured as a combination of yield producing debt and equity. These investments are often structured in a tax efficient registered investment company compliant partnership, enhancing returns. This strategy has comprised approximately 10%-15% of its business.

        Investments in Structured Credit—Prospect makes investments in collateralized loan obligations ("CLOs"), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub prime debt, or consumer based debt. The CLOs in which Prospect invests are managed by top tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has represented 10%-20% of its business.

        Real Estate Investments—Prospect makes investments in real estate through its tax efficient real estate investment trusts ("REITs"), American Property Holdings Corp., National Property Holdings Corp. and United Property Holdings Corp. Prospect's real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. Prospect seeks to identify properties that have historically high occupancy and steady cash flow generation. Prospect partners with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has represented approximately 5%-10% of its business.

        Investments in Syndicated Debt—On an opportunistic basis, Prospect makes investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here Prospect looks for investments with attractive risk adjusted returns after it has completed a fundamental credit analysis. These investments are purchased with a long term, buy and hold outlook and Prospect looks to provide significant structuring input by providing anchoring orders. This strategy has represented approximately 5%-10% of the portfolio.

        Prospect invests primarily in first and second lien senior loans and mezzanine debt which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests in the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and Prospect's investments in CLOs are subordinated to senior loans and are generally unsecured. Prospect invests in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Prospect's CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B depending on the tranche.

        Prospect also acquires controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.

        Prospect Capital Management LLC serves as Prospect's investment adviser and manages its investments, and Prospect Administration LLC serves as Prospect's administrator and provides the administrative services necessary for it to operate. Prospect has also elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, or the "Code."

Terms of the Arrangement Agreement

        Pursuant to the terms of the proposed arrangement, Nicholas Financial-Canada and the Purchaser will amalgamate and form an entity ("Amalco"), which will be an unlimited liability company under the Business Corporations Act (British Columbia). Amalco will be the surviving entity and will succeed to and assume all of the rights and obligations of the Purchaser and Nicholas Financial-Canada. Amalco will be an indirect wholly-owned portfolio company of Prospect. As a result of the proposed arrangement, all Nicholas Financial-Canada's assets and liabilities immediately before the amalgamation will become assets and liabilities of Amalco immediately after the amalgamation and Nicholas Financial-Canada's wholly-owned subsidiaries, Nicholas Financial and NDS, will become direct subsidiaries of Amalco.

        Based on the number of shares of Prospect common stock issued and outstanding on the record date and the VWAP of Prospect's common stock over the 20 trading days prior to the record date, Nicholas Financial-Canada's shareholders will own approximately [    ]% of Prospect's common stock outstanding immediately after the consummation of the arrangement.

        The arrangement agreement is attached as Annex B to this proxy circular/prospectus (the "arrangement agreement") and is part of this document. Nicholas Financial-Canada encourages its shareholders to read the arrangement agreement (including the plan of arrangement attached as Schedule B thereto) carefully and in its entirety, as it is the principal legal document governing the proposed arrangement. Please see "Description of the Arrangement Agreement."

Nicholas Financial-Canada's Shareholders Will Receive Shares of Prospect's Common Stock in the Proposed Arrangement

        If the proposed arrangement is consummated, each Nicholas Financial-Canada shareholder will receive for each Common Share of Nicholas Financial-Canada owned as of the effective time, that number of shares of Prospect common stock determined by dividing $16.00 by the VWAP of Prospect common stock on NASDAQ for the 20 trading days prior to and ending on the trading day immediately preceding the effective time. Holders of Common Shares of Nicholas Financial-Canada will not receive any fractional shares of Prospect common stock in the arrangement. Instead, each Nicholas Financial-Canada shareholder otherwise entitled to a fractional share interest in Prospect will be paid an amount in cash, based on a formula set forth in the arrangement agreement and rounded to the nearest cent. Pursuant to the arrangement agreement, Nicholas Financial-Canada has agreed, prior to completion or termination of the transaction, not to declare, set aside, pay or make any dividend or other distribution (whether in cash, stock or other property) with respect to any of its Common Shares.

Reasons for the Proposed Arrangement

        In evaluating the arrangement proposal from Prospect, Nicholas Financial-Canada's board of directors considered numerous factors, including, among others, the ones described below, and, as a result, determined that the proposed arrangement was in the Company's best interests and the best interests of the Company's shareholders and optionholders. Ultimately, the Company's board of directors believed that the potential advantages of the proposed arrangement outweigh the negative factors, whether considered individually or collectively. For a more detailed discussion of the factors identified below, and for additional factors considered by the board, see "The Arrangement Resolution Proposal—Reasons for the Arrangement."

        The Company's board of directors did not attempt to quantify or otherwise assign relative weights to the specific factors it considered nor did it determine that any factor was of particular importance. A determination of various weightings would, in the view of the Company's board of directors, be impractical. In addition, individual members of the Company's board of directors may have given different weight to different factors. Rather, the Company's board of directors viewed its position and recommendations as being based on the totality of the information presented to, and considered by, the Company's board of directors.

        The Company's board of directors considered the following factors in its deliberations concerning the arrangement:

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  The Company engaged in a thorough review of the potential strategic alternatives to a Prospect proposal, including, among other things, the possible sale of the Company or certain of its assets, potential acquisition and expansion opportunities and/or a possible debt or equity financing. Based on the company's lengthy and thorough review process, the Company's board of directors believes it has explored all possible strategic alternatives reasonably available to it.

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  In evaluating the consideration payable to the Company's shareholders and optionholders pursuant to the arrangement, the Company's board of directors noted that $16.00 represents a premium of approximately 21% to the average closing market price of the Company's Common Shares for the twenty trading days immediately prior to the March 20, 2013 announcement by the Company that its board of directors had retained Janney as its independent financial advisor to assist the Company in evaluating possible strategic alternatives.

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  The Company's recent financial performance, including recent trends in delinquencies, losses and gross margins, and their impact on the Company's operating results. The Company's board of directors also considered the fact that, as a result of the arrangement, existing shareholders would be unable to benefit directly from any future growth of the Company.

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  Because the Company's shareholders will be shareholders in Prospect following the arrangement, the Company's shareholders stand to participate in the future growth and prospects of Prospect and its portfolio companies, including the Company.

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  The oral opinion from Janney (which was subsequently confirmed by delivery of Janney's written opinion dated December 17, 2013) with respect to the fairness, from a financial point of view, of the transaction consideration to be received by the Company's shareholders pursuant to the arrangement.

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  The costs of remaining an independent public company, including the costs of compliance related to disclosure and corporate governance rules of the SEC and Nasdaq, auditing fees and directors' and officers' insurance.

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  The current lack of liquidity for the Company's shareholders, given the low trading volume of the Company's Common Shares, as compared to the significant trading market for Prospect common stock.

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  The terms of the arrangement agreement, including the representations, warranties and covenants of the parties, as well as the conditions to their respective obligations under the arrangement agreement, the likelihood of the consummation of the arrangement, the termination provisions of the arrangement agreement and the Company's board of directors' evaluation of the likely time period necessary to effect the arrangement.

  •
  The fact that dissent rights will be available to the Company's shareholders and optionholders in connection with the arrangement.

        The Company's board of directors also considered the risks related to the proposed arrangement (see "Risks Related to the Arrangement"), and the following potentially material negative factors in its deliberations concerning the arrangement:

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  The limited ability of the Company under the arrangement agreement to provide information to, or enter into discussions with, other potential business combination parties who might make an unsolicited proposal to acquire the Company.

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  Prospect's obligation to complete the arrangement is subject to certain conditions, and it has the right to terminate the arrangement agreement in specified circumstances.

  •
  The substantial transaction costs to be incurred by the Company even if the arrangement is not consummated.

  •
  The announcement and pendency of the transaction could have an adverse effect on the Company's business, financial condition, results of operations or business prospects and on its stock price.

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  The substantial management time and effort required to effectuate the arrangement and the related disruption to the Company's operations, including the disruption which would result if the arrangement were not consummated after the arrangement agreement had been entered into.

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  The fact that, as a result of the arrangement, existing Company shareholders and optionholders would be unable to benefit directly from any future growth or improved operating performance of the Company.

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  The restrictions on the conduct of the Company's business prior to the completion of the arrangement, requiring the Company to conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the arrangement.

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  The fact that certain persons, including directors and officers of the Company, have interests in the arrangement that are different from, or in addition to, those of Company shareholders generally.

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  Because the Company currently does not anticipate asking Janney to update its opinion, the opinion will not address the fairness, from a financial point of view, of the consideration to be received by the Company's shareholders at the time the arrangement is completed.

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  Prospect is a business development company and is subject to substantially different risks than the Company.

Risks Related to the Proposed Arrangement

        Below are certain of the material risks related to the proposed arrangement considered by Nicholas Financial-Canada's board of directors:

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  Consideration:    Because the number of shares of Prospect common stock into which Nicholas Financial-Canada's Common Shares are exchangeable will be determined only at the effective time, Nicholas Financial-Canada shareholders cannot be sure of the precise value of the transaction consideration they will receive.

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  Share Dilution:    Nicholas Financial-Canada shareholders will experience a reduction in percentage ownership and voting power with respect to their shares as a result of the arrangement.

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  Restriction on Ability to Solicit Alternative Offers:    The arrangement agreement limits Nicholas Financial-Canada's ability to pursue alternatives to the transaction.

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  Adverse Effect on Business:    The announcement and pendency of the transaction could have an adverse effect on the Company's businesses, financial conditions, results of operations or business prospects and on its stock price. In addition, the arrangement agreement does not permit Nicholas Financial-Canada to make any distributions to its shareholders without the written consent of Prospect.

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  Opinion of Financial Advisor:    Certain financial projections considered by Nicholas Financial-Canada, Janney and Prospect may not be realized, which may adversely affect the market price of Prospect common stock following the consummation of the arrangement.

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  Business Development Company:    Prospect is a business development company regulated under the 1940 Act and is subject to substantially different risks than the Company.

Completion of the Proposed Arrangement

        It is expected that the proposed arrangement will be completed shortly after Nicholas Financial-Canada's shareholders approve the Arrangement Resolution at the special meeting, assuming all regulatory approvals and other required matters are completed at such time. If approved by Nicholas Financial-Canada's shareholders, Prospect and Nicholas Financial-Canada will work to complete the proposed arrangement early in the second quarter of 2014. The arrangement agreement currently permits either party to terminate the arrangement agreement if the arrangement is not completed on or before June 12, 2014.

Recommendation of the board of directors of Nicholas Financial-Canada

        Nicholas Financial-Canada's board of directors, including its independent directors, believes that the proposed arrangement is advisable and in the best interest of Nicholas Financial-Canada's shareholders and unanimously recommends that shareholders vote "FOR" approval of the Arrangement Resolution.

Opinion of Nicholas Financial-Canada's Financial Advisor

        Nicholas Financial-Canada's financial advisor, Janney, rendered its oral opinion, subsequently confirmed in writing, that as of December 17, 2013, and based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken, and other matters considered by Janney in preparing its opinion, the consideration to be received by the holders of Nicholas Financial-Canada's common stock, as set forth in the arrangement agreement was fair, from a financial point of view, to such holders.

        The full text of the written opinion of Janney, dated as of December 17, 2013, is attached to this proxy circular/prospectus as Annex H. The opinion sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken, and other matters considered by Janney in preparing its opinion. However, neither Janney's written opinion nor the summary of its opinion and the related analyses set forth in this proxy circular/prospectus are intended to be, and they do not constitute, a recommendation as to or otherwise address how any holder of Nicholas Financial-Canada's Common Shares should vote or act in respect of the Arrangement Resolution or any related matter. Nicholas Financial-Canada encourages you to read carefully the entire opinion.

        The opinion does not in any manner address the price at which Prospect common stock will trade at any time following consummation of the arrangement. Janney provided its opinion for the information and assistance of the Nicholas Financial-Canada's board of directors in connection with the directors' consideration of the arrangement and addresses only the fairness, from a financial point of view, of the transaction consideration pursuant to the arrangement agreement for holders of Nicholas Financial-Canada's Common Shares as of the date of the opinion. It does not address any other aspect of the arrangement. The summary of Janney's opinion set forth in this proxy circular/prospectus is qualified in its entirety by reference to the full text of its opinion.

        Janney's opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, December 17, 2013. Events occurring after December 17, 2013 may affect the opinion and the assumptions used in preparing it, and Janney did not assume any obligation to update, revise or reaffirm the opinion.

        Nicholas Financial-Canada agreed to pay Janney a fee based upon the closing of an arrangement or sale. The engagement agreement provided that, if Nicholas Financial-Canada requested and Janney agreed, that Janney would provide a fairness opinion in regard to the transaction that would be credited against any fees due under the engagement agreement. Nicholas Financial-Canada has also agreed to reimburse Janney for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify Janney for certain liabilities arising out of its engagement.

Interests of Nicholas Financial-Canada's Management in the Proposed Arrangement

        In considering the recommendation of Nicholas Financial-Canada's board of directors to approve the Arrangement Resolution, you should be aware that certain of Nicholas Financial-Canada's directors and executive officers have interests in the transaction that are different from, or are in addition to, the interests of Nicholas Financial-Canada's shareholders and optionholders generally. Nicholas Financial-Canada's board of directors was aware of these interests and considered them along with other matters when they determined to recommend the arrangement.

        The Company's two executive officers, Messrs. Vosotas and Finkenbrink, have entered into agreements with the Prospect Parties that will supersede their prior employment agreements upon consummation of the arrangement and which, among other things, will cause Mr. Vosotas and Mr. Finkenbrink not to receive any "change of control" payments upon the consummation of the arrangement. Mr. Vosotas entered into a consulting agreement pursuant to which he has agreed to make himself reasonably available for up to twenty hours per month to consult with Nicholas Financial and US New Opco regarding matters relating to the Company's business. During the term of the consulting agreement, Mr. Vosotas will be paid twelve monthly installments of $10,000. Mr. Finkenbrink has entered into an employment agreement pursuant to which he will serve as the Chief Executive Officer of Amalco and US New Opco. The employment agreement has a five-year term commencing upon the effective time of the arrangement, and provides for a base salary of $325,000 per annum. For more information regarding these arrangement, please see "Description of The Arrangement—Interests of Nicholas Financial-Canada's Directors and Executive Officers in the Arrangement."

        At Prospect's request, Mr. Vosotas has agreed to loan $1,000,000 to Nicholas Financial and US New Opco at the effective time of the arrangement, as evidenced by a subordinated unsecured promissory note. Interest on the principal amount will accrue quarterly at a rate per annum equal to the sum of (i) the LIBOR Rate (as defined below) and (ii) a spread of 6.00%. The principal amount of the note, together with accrued and unpaid interest on such amount, will be due and payable on the third anniversary of the effective time of the arrangement. For more information regarding these arrangements, please see "Description of The Arrangement—Interests of Nicholas Financial-Canada's Directors and Executive Officers in the Arrangement."

        Optionholders will receive cash for their options. The only persons that hold options are Nicholas Financial-Canada's directors and executive officers. For more information regarding this term of the arrangement, please see "Description of The Arrangement—Interests of Nicholas Financial-Canada's Directors and Executive Officers in the Arrangement."

United States Federal Income Tax Consequences of the Arrangement

        See "Certain United States Federal Income Tax Considerations" for important information regarding the United States federal income tax consequences relating to the arrangement.

Dividends and Other Distributions

        Pursuant to the arrangement agreement, Nicholas Financial-Canada has agreed, prior to completion or termination of the transaction, not to declare, set aside, pay or make any dividend or other distribution (whether in cash, stock or other property) with respect to any of its Common Shares.

Dissent Rights

        Shareholders and optionholders are able to exercise dissent rights. In order to exercise such rights, a shareholder or optionholder must send a written objection to the Arrangement Resolution to Nicholas Financial-Canada and such written objection must be received by Nicholas Financial-Canada not later than 5:00 pm (Vancouver time) on the last business day preceding the date of the special meeting. Shareholders and optionholders that have validly exercised their dissent rights will be paid in cash the fair value by the Purchaser for their shares or options, as applicable.

Vote Required to Approve the Arrangement Resolution

        The Arrangement Resolution must be approved by at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders, as well as at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders and optionholders (voting as a group). Holders may vote either in person or by proxy at the special meeting and will be entitled to one vote for each share held and one vote for each share the holder has an option to acquire. Nicholas Financial-Canada shareholders and optionholders who abstain, or who fail to return their proxies and do not otherwise vote will not have an effect on the outcome of the vote. A quorum for the special meeting of the Company is at least two shareholders or proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder, holding at least 33 1/3% of the total issued and outstanding shares of the Company on the record date for the special meeting.

Voting Power of Nicholas Financial-Canada's Management

        At the close of business on the record date, Nicholas Financial-Canada's executive officers and directors owned and were entitled to vote [            ] Common Shares and [            ] options, representing [            ]% of the aggregate number of outstanding Common Shares and [            ]% of the combined number of Common Shares and options of Nicholas Financial-Canada on that date. None of Nicholas Financial-Canada's executive officers or directors has entered into any voting agreement relating to the proposed arrangement; however, each of Nicholas Financial-Canada executive officers and directors has indicated that he intends to vote his Common Shares and options, if any, in favor of the approval of the Arrangement Resolution.

Conditions to the Arrangement

        There are certain obligations of Nicholas Financial-Canada and the Prospect Parties, both collectively and individually, to complete the proposed arrangement, which are subject to the satisfaction or, where permissible, waiver of certain conditions. Certain of these conditions applicable to Nicholas Financial-Canada and the Prospect Parties include:

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  the Interim Order having been granted in form and substance satisfactory to Nicholas Financial-Canada and the Prospect Parties;

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  approval of the Arrangement Resolution by Nicholas Financial-Canada's shareholders having been obtained in accordance with the provisions of the Interim Order;

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  the Final Order having been granted in form and substance reasonably satisfactory to Prospect and Nicholas Financial-Canada; and

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  the registration statement of Prospect of which this proxy circular/prospectus forms a part thereof will have become effective under the Securities Act.

        Certain of these conditions applicable to Nicholas Financial-Canada include:

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  the representations and warranties of the Prospect Parties contained in the arrangement agreement being true and correct in all respects subject to certain qualifications;

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  each of the Prospect Parties having performed in all material respects all obligations and complied in all material respects with all covenants required by the arrangement agreement; and

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  since the date of the arrangement agreement, except as contemplated by the arrangement agreement, there having not occurred a material adverse change to any of the Prospect Parties.

        Certain of these conditions applicable to the Prospect Parties include:

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  the representations and warranties of the Nicholas Financial-Canada contained in the arrangement agreement being true and correct in all respects subject to certain qualifications;

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  Nicholas Financial-Canada having performed in all material respects all obligations and complied in all material respects with all covenants required by the arrangement agreement;

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  since the date of the arrangement agreement, except as contemplated by the arrangement agreement, there has not occurred a material adverse change to Nicholas Financial-Canada; and

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  no more than 10% of Nicholas Financial-Canada's common stock outstanding will have validly exercised dissenting rights.

        Please see "Description of the Arrangement Agreement—Conditions to the Arrangement" for a full description of the conditions to the arrangement.

Termination of the Arrangement Agreement

        The arrangement agreement may be terminated at any time before completion of the arrangement, whether before or after approval of the Arrangement Resolution by Nicholas Financial-Canada shareholders, in a number of ways, including, but not limited to:

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  by mutual written consent of Nicholas Financial-Canada and the Prospect Parties;

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  by either Nicholas Financial-Canada or Prospect if (1) the arrangement is not completed prior to the termination deadline, except (i) the termination deadline will be automatically extended for a period not to exceed 45 days to the extent necessary to satisfy certain conditions and (ii) that the right to terminate will not be available to any Party that has breached in any material respect its obligations under the arrangement agreement or caused the failure of the arrangement to be consummated on or before such termination deadline; or (2) shareholders do not approve the Arrangement Resolution at the special meeting;

  •
  by Nicholas Financial-Canada or Prospect, as the case may be, if (i) the other Party is in material breach or failed to perform in any material respect its representations, warranties, covenants or other agreements contained in the arrangement agreement, (ii) such breach or failure to perform entitles the other Party to not consummate the arrangement, and (iii) such breach or failure to perform is not curable;

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  by Nicholas Financial-Canada or Prospect, as the case may be, in certain events such as the Nicholas Financial-Canada's board of directors withdrawing or modifying in a manner adverse to the Prospect Parties its recommendation to approve the Arrangement Resolution or entering into a superior proposal.

        Please see "Description of the Arrangement Agreement—Termination of the Arrangement Agreement" for a full description of the termination provisions, including termination fees in certain situations, under the arrangement agreement.

Comparison of Shareholder Rights

        The rights of Nicholas Financial-Canada's shareholders are currently governed by British Columbia law and Nicholas Financial-Canada's Articles. When the proposed arrangement is completed, Nicholas

Financial-Canada's shareholders will become stockholders of Prospect, a Maryland corporation, and their rights will be governed by Maryland law and Prospect's charter and bylaws. The rights of Nicholas Financial-Canada's shareholders and the rights of Prospect stockholders differ in many respects. See "Comparison of Shareholder Rights" for a discussion of the material differences between the rights of Nicholas Financial-Canada shareholders and the rights of Prospect stockholders.

Post-Arrangement Recapitalization

        Upon consummation of the arrangement, Prospect intends to refinance the Company using proceeds from a newly committed $250 million revolving credit facility from bank lenders and an operating company term loan that Prospect will provide. The aggregate net proceeds from this recapitalization will be used to repay the existing debt of the Company and return a portion of capital issued by Prospect to complete the transaction on the closing date. After receipt of the recapitalization cash distribution, Prospect will have a net investment in the transaction of approximately $139 million. Prospect's post-arrangement recapitalization $139 million investment in the Company is expected to consist of $122 million of operating and holding company term loans and $17 million of a holding company equity investment.

Litigation

        Jason Simpson v. Nicholas Financial, Inc., et al., Case No. 13-011726-CI (Circuit Court, Pinellas County, Florida), filed December 24, 2013; Gabriella Rago v. Nicholas Financial, Inc., et al., Case No. 8:13-cv-03261-VMC-TGW (U.S. District Court, Tampa, Florida), filed December 30, 2013; Matthew John Leonard v. Nicholas Financial, Inc., et al., Case No. 13-011811-CI (Circuit Court, Pinellas County, Florida), filed December 31, 2013; Michelangelo Lombardo v. Nicholas Financial, Inc., et al., Case No. 14-000095-CI (Circuit Court, Pinellas County, Florida), filed January 3, 2014; and Edward Opton v. Stephen Bragin, et al., Case No. 14-000139-CI (Circuit Court, Pinellas County, Florida), filed January 6, 2014. The five pending, substantially similar lawsuits were filed in connection with the arrangement contemplated by the arrangement agreement. Each plaintiff purports to represent a class of all Nicholas Financial-Canada shareholders other than the defendants and any person or entity related to or affiliated with any defendant. Four of the lawsuits name as defendants Nicholas Financial-Canada, Nicholas Financial-Canada's directors, Prospect, the Purchaser, USCo and US New Opco. The fifth lawsuit names those same parties as defendants, with the exception of the Purchaser and US New Opco. Each plaintiff alleges that the consideration to be paid for Nicholas Financial-Canada's shares is inadequate and that certain terms of the arrangement agreement are contrary to the interests of Nicholas Financial-Canada's public shareholders. Each plaintiff asserts a breach of fiduciary duty claim against Nicholas Financial-Canada's directors, and an aiding and abetting claim against Nicholas Financial-Canada and/or certain of the Prospect Parties. Each plaintiff seeks declaratory relief, injunctive relief, other equitable relief and/or damages with respect to the proposed transaction, and an award of attorneys' fees. The Prospect Parties, Nicholas Financial-Canada and Nicholas Financial-Canada's directors do not believe that there is any merit to any of the pending actions, and they intend to defend vigorously against such actions.

COMPARATIVE FEES AND EXPENSE RATIOS

        The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a stockholder will bear directly or indirectly by investing in Prospect's common stock and Prospect's costs and expenses that are expected to be incurred in the first year following the arrangement.

Prospect's Expenses

        The table below illustrates the change in operating expenses expected as a result of the arrangement. The table sets forth (i) the annualized fees, expenses, and interest payments on borrowed funds of Prospect for the quarter ended September 30, 2013 and (ii) the pro forma annualized fees, expenses and interest payments on borrowed funds of Prospect for the quarter ended September 30, 2013 assuming consummation of the arrangement as of October 1, 2013.

	Actual	Pro Forma
	Prospect	Combined—Prospect
Stockholder transaction expenses
Sales load (as a percentage of offering price)	None(1)	None(1)
Dividend reinvestment plan expenses	None(2)	None(2)

	Actual	Pro Forma
	Prospect	Combined—Prospect
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(3)	3.79%	3.68%
Incentive fees(4)	2.83%	2.83%
Total advisory fees	6.62%	6.51%

Interest expense(5)	4.16%	3.90%
Acquired Fund Fees and Expenses(6)	0.01%	0.01%
Other expenses(7)	1.39%	1.31%

Total annual expenses	12.18%	11.72%

(1)
Purchases of shares of common stock of Prospect on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of Prospect's common stock.

(2)
The expenses of the dividend reinvestment plan are included in "other expenses."

(3)
Prospect's base management fee is 2% of its gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose Prospect has not borrowed and has no intention of borrowing). Although Prospect has no intent to borrow the entire amount available under its line of credit, assuming that it borrowed $2.4 billion, the 2% management fee of gross assets equals approximately 3.79% of net assets (actual) and 3.68% of net assets (pro forma). Based on Prospect's borrowings as of January 3, 2014 of $1.8 billion, the 2% management fee of gross assets equals approximately 3.39% of net assets (actual) and 3.30% of net assets (pro forma). See "Business of Prospect—Management Services—Investment Advisory Agreement" and footnote 4 below.

(4)
Based on the incentive fee paid during Prospect's fiscal year ended June 30, 2013, all of which consisted of an income incentive fee. The capital gain incentive fee is paid without regard to pre-incentive fee income. For a more detailed discussion of the calculation of those incentive fees, see "Business of Prospect—Management Services—Investment Advisory Agreement" in this proxy circular/prospectus.

(5)
As of January 3, 2014, Prospect has $1.8 billion outstanding of its Senior Notes (as defined below) in various maturities, ranging from December 15, 2015 to December 15, 2043, and interest rates, ranging from 4.0% to 7.0%, some of which are convertible into shares of Prospect common stock at various conversion rates. Please see "Business of Prospect—General" and "Risks Related to Prospect—Risks Relating to Prospect's Business" below for more detail on the Senior Notes.

(6)
Prospect's stockholders indirectly bear the expenses of underlying investment companies in which Prospect invests. This amount includes the fees and expenses of investment companies in which Prospect is invested in as of June 30, 2013. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of Prospect's average net assets used in calculating this percentage was based on net assets of approximately $2.9 billion as of September 30, 2013.

(7)
"Other expenses" are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during Prospect's three months ended June 30, 2013 representing all of Prospect's estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from its operating income and reflected as expenses in Prospect's Statement of Operations. The estimate of Prospect's overhead expenses, including payments under an administration agreement with Prospect Administration, or the "Administration Agreement," based on Prospect's projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. "Other expenses" does not include non-recurring expenses. See "Business of Prospect—Management Services—Administration Agreement."

Example

        The following table demonstrates the projected dollar amount of cumulative expenses Prospect would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in Prospect's common stock before and after the consummation of the arrangement. In calculating the following expense amounts, Prospect has assumed it would have borrowed $1.8 billion, that its annual operating expenses would remain at the levels set forth in the table above and that Prospect would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years
Prospect	$93.48	$268.43	$428.49	$771.58
Pro Forma Combined—Prospect(1)	$88.86	$256.35	$411.08	$748.27

(1)
The pro forma combined row shown assumes the arrangement is completed.

        While the example assumes, as required by the SEC, a 5% annual return, Prospect's performance will vary and may result in a return greater or less than 5%. The income incentive fee under Prospect's Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If Prospect achieves sufficient returns on its investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its distributions to its common stockholders and its expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, or "NAV," participants in Prospect's dividend reinvestment plan will receive a number of shares of its common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of its common stock at the close of trading on the valuation date for the distribution. See "Prospect's Dividend Reinvestment Plan" for additional information regarding its dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of Prospect future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

 SELECTED FINANCIAL DATA OF PROSPECT

        You should read the condensed consolidated financial information of Prospect below with the consolidated financial statements and notes thereto included in this proxy circular/prospectus. Financial information below for the years ended June 30, 2013, 2012, 2011, 2010 and 2009 has been derived from the financial statements that were audited by Prospect's independent registered public accounting firm. The selected consolidated financial data at and for the three months ended September 30, 2013 and 2012 has been derived from unaudited financial data. Interim results for the three months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ending June 30, 2014. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Prospect" for more information.

	For the Three Months Ended September 30,		For the Year Ended June 30,
	2013	2012	2013	2012	2011	2010	2009
			(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$138,421	$78,310	$435,455	$219,536	$134,454	$86,518	$62,926
Dividend income	7,089	36,208	82,705	64,881	15,092	15,366	22,793
Other income	15,524	9,118	58,176	36,493	19,930	12,675	14,762

Total investment income	161,034	123,636	576,336	320,910	169,476	114,559	100,481

Interest and credit facility expenses	(27,407)	(13,511)	(76,341)	(38,534)	(17,598)	(8,382)	(6,161)
Investment advisory expense	(43,629)	(31,735)	(151,031)	(82,507)	(46,051)	(30,727)	(26,705)
Other expenses	(7,661)	(4,363)	(24,040)	(13,185)	(11,606)	(8,260)	(8,452)

Total expenses	(78,697)	(49,609)	(251,412)	(134,226)	(75,255)	(47,369)	(41,318)

Net investment income	82,337	74,027	324,924	186,684	94,221	67,190	59,163

Realized and unrealized (losses) gains	(2,437)	(26,778)	(104,068)	4,220	24,017	(47,565)	(24,059)

Net increase in net assets from operations	$79,900	$47,249	$220,856	$190,904	$118,238	$19,625	$35,104

Per Share Data:
Net increase in net assets from operations(1)	$0.31	$0.29	$1.07	$1.67	$1.38	$0.33	$1.11
Distributions declared per share	$(0.33)	$(0.30)	$(1.28)	$(1.22)	$(1.21)	$(1.33)	$(1.62)
Average weighted shares outstanding for the period	258,084,153	162,492,894	207,069,971	114,394,554	85,978,757	59,429,222	31,559,905
Assets and Liabilities Data:
Investments	$4,553,136	$2,846,123	$4,172,852	$2,094,221	$1,463,010	$748,483	$547,168
Other assets	230,435	66,474	275,365	161,033	86,307	84,212	119,857

Total assets	4,783,571	2,912,597	4,448,217	2,255,254	1,549,317	832,695	667,025

	For the Three Months Ended September 30,		For the Year Ended June 30,
	2013	2012	2013	2012	2011	2010	2009
			(in thousands except data relating to shares, per share and number of portfolio companies)
Amount drawn on credit facility	69,000	—	124,000	96,000	84,200	100,300	124,800
Senior convertible notes	847,500	647,500	847,500	447,500	322,500	—	—
Senior unsecured notes	347,762	100,000	347,725	100,000	—	—	—
InterNotes®	461,977	88,517	363,777	20,638	—	—	—
Amount owed to related parties	1,789	12,045	6,690	8,571	7,918	9,300	6,713
Other liabilities	145,788	181,209	102,031	70,571	20,342	11,671	2,916

Total liabilities	1,873,816	1,029,271	1,791,723	743,280	434,960	121,271	134,429

Net assets	$2,909,755	$1,883,326	$2,656,494	$1,511,974	$1,114,357	$711,424	$532,596

Investment Activity Data:
No. of portfolio companies at period end	129	96	124	85	72	58	30
Acquisitions	$556,843	$747,937	$3,103,217	$1,120,659	$953,337	$364,788 (2)	$98,305
Sales, repayments, and other disposals	$164,167	$158,123	$931,534	$500,952	$285,562	$136,221	$27,007
Total return based on market value(3)	6.49%	3.82%	6.2%	27.2%	17.2%	17.7%	(18.6)%
Total return based on net asset value(3)	2.96%	3.12%	10.9%	18.0%	12.5%	(6.8)%	(0.6)%
Weighted average yield at end of period(4)	12.5%	13.3%	13.6%	13.9%	12.8%	16.2%	14.6%

(1)
Per share data is based on average weighted shares for the period.

(2)
Includes $207,126 of acquired portfolio investments from Patriot Capital Funding, Inc.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect's dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect's dividend reinvestment plan.

(4)
Excludes equity investments and non-performing loans.

 SELECTED FINANCIAL DATA OF THE COMPANY

        You should read the condensed consolidated financial information below with the consolidated financial statements and notes thereto included in this proxy circular/prospectus. The following tables present selected consolidated financial data of the Company as of and for the fiscal years ended March 31, 2013, 2012, 2011, 2010 and 2009, and the six-month periods ended September 30, 2013 and 2012. The selected consolidated financial data have been derived from the Company's consolidated financial statements. All historical share and per share amounts have been restated for all periods presented to reflect a 10% stock dividend paid on December 7, 2009 to shareholders of record as of the close of business on November 20, 2009. See "Management's Discussion and Analysis of Financial Condition and Results of Operation of the Company" for more information.

	Six months ended September 30,		Fiscal Year ended March 31,
	2013	2012	2013	2012	2011	2010	2009
Statement of Operations Data
Interest income on finance receivables*	$41,412,533	$41,114,198	$82,072,643	$80,470,980	$73,661,457	$65,571,587	$62,137,387
Sales	12,126	18,949	37,803	44,070	53,622	68,117	69,933

	41,424,659	41,133,147	82,110,446	80,515,050	73,715,079	65,639,704	62,207,320
Interest expense	2,847,804	2,442,371	5,120,827	4,891,854	5,599,951	5,169,736	5,384,532
Provision for credit losses*	6,614,895	6,364,987	13,391,875	12,367,593	15,611,544	20,567,707	25,571,453
Salaries and employee benefits	9,683,009	9,088,090	18,325,945	17,582,967	16,430,763	14,380,695	13,349,523
Change in fair value of interest rate swaps	(583,643)	683,120	504,852	—	(495,136)	(1,034,869)	1,530,005
Other expenses	6,394,085	5,376,766	12,280,792	9,524,361	9,280,923	8,984,047	8,900,260

	24,956,150	23,955,334	49,624,291	44,366,775	46,428,045	48,067,316	54,735,773
Operating income before income taxes*	16,468,509	17,177,813	32,486,155	36,148,275	27,287,034	17,572,388	7,471,547
Income tax expense*	6,451,464	6,620,219	12,545,209	13,926,516	10,518,740	6,755,850	2,803,627

Net income*	$10,017,045	$10,557,594	$19,940,946	$22,221,759	$16,768,294	$10,816,538	$4,667,920

Earnings per share—basic:	$0.83	$0.88	$1.66	$1.89	$1.44	$0.94	$0.41
Weighted average shares outstanding	12,078,703	11,956,362	11,977,174	11,747,160	11,607,341	11,470,318	11,273,811
Earnings per share—diluted:	$0.82	$0.87	$1.63	$1.85	$1.41	$0.93	$0.41
Weighted average shares outstanding	12,273,582	12,189,301	12,218,416	12,033,131	11,893,518	11,689,123	11,440,313

	As of and for the six months ended September 30,		As of and for the Fiscal Year ended March 31,
	2013	2012	2013	2012	2011	2010	2009
Balance Sheet Data
Total assets	$276,601,552	$264,468,664	$263,835,468	$256,560,144	$242,975,768	$213,505,606	$197,199,732
Finance receivables, net	260,494,081	248,013,051	249,825,801	241,253,430	229,082,589	201,418,259	185,750,682
Line of credit	131,000,000	110,000,000	125,500,000	112,000,000	118,000,000	107,274,971	102,030,195
Share-holders' equity*	134,747,211	144,070,533	126,965,096	135,263,161	114,546,111	96,984,906	84,435,270
Operating Data
Return on average assets	7.41%	8.11%	7.66%	8.90%	7.35%	5.27%	2.41%
Return on average equity	15.31%	15.12%	15.21%	17.79%	15.85%	11.92%	5.73%
Gross portfolio yield(1)*	28.77%	29.25%	29.22%	29.48%	29.35%	29.33%	29.96%
Pre-tax yield(1)*	11.09%	12.78%	11.82%	13.31%	10.75%	7.47%	4.46%
Total delinquencies over 30 days	5.58%	5.30%	3.73%	2.99%	2.19%	3.16%	4.20%
Write-off to liquidation(1)	7.05%	6.25%	6.81%	5.66%	6.18%	9.87%	12.39%
Net charge-off percentage(1)	6.13%	5.23%	5.88%	4.59%	4.65%	7.37%	9.93%
Automobile Finance Data & Direct Loan Origination
Contracts purchased/ direct loans originated	$89,136,086	$80,776,902	$160,077,713	$152,315,679	$151,874,846	$125,315,736	$117,653,858
Average dealer discount*	8.43%	8.57%	8.54%	9.23%	9.55%	9.91%	9.84%
Weighted average contractual rate(1)	22.93%	23.48%	23.43%	23.93%	23.66%	23.62%	24.17%
Number of branch locations	65	63	64	60	56	52	48

(1)
See the definitions set forth in the notes to the Portfolio Summary table under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operation of the Company—Portfolio Summary."

*
The amounts for 2009 through 2012 and the amount for the six months ended September 30, 2012 have been revised as discussed in Note 2 to the Company's consolidated financial statements.

RISKS RELATED TO THE ARRANGEMENT

Because the number of shares of Prospect common stock into which Company Common Shares are exchangeable will be determined only at closing, Company shareholders cannot be sure prior to the effective time of the precise value of the transaction consideration they will receive.

        Under the terms of the arrangement agreement, the number of shares of Prospect common stock (or fraction thereof) into which Nicholas Financial-Canada common stock are exchangeable is determined by dividing $16.00 by the VWAP of Prospect common stock for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement. In light of this uncertainty, holders of Nicholas Financial-Canada Common Shares will not be able to calculate the precise value of the consideration that they will receive upon completion of the arrangement until the effective time, and developments reducing the price of Prospect common stock could reduce the value of the consideration holders of Nicholas Financial-Canada Common Shares will receive.

Company shareholders will experience a reduction in percentage ownership and voting power with respect to their shares as a result of the arrangement.

        Company shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power relative to their respective percentage ownership interests in the Company prior to the arrangement. If the arrangement is consummated, based on the VWAP for the 20 days preceding the record date, which was $[          ], and the number of shares of Prospect common stock issued and outstanding as of such date, Company shareholders will own approximately [    ]% of Prospect's outstanding common stock. In addition, both prior to and after completion of the arrangement, Prospect may issue additional shares of common stock in public offerings, mergers and acquisitions or otherwise (including at prices below its then current net asset value), all of which would further reduce the percentage ownership of Prospect held by former Company shareholders. The issuance or sale by Prospect of shares of its common stock at a discount to net asset value also poses a risk of dilution to stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their then current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in Prospect's earnings and assets and their voting power than the increase Prospect experiences in its assets, potential earning power and voting interests from such issuance or sale. Shareholders may also experience a reduction in the market price of Prospect's common stock.

The arrangement agreement limits the Company's ability to pursue alternatives to the transaction.

        The arrangement agreement contains provisions that make it more difficult for the Company to sell its business to a party other than Prospect. These provisions include a general prohibition on the Company taking certain actions that might lead to or otherwise facilitate an acquisition proposal (as defined in "Description of the Arrangement Agreement—Covenants of Nicholas Financial-Canada Regarding Non-Solicitation") and the requirement that the Company pay Prospect a termination fee of $6.0 million in connection with the transaction if the arrangement agreement is terminated in specified circumstances. See "Description of the Arrangement Agreement—Termination of the Arrangement Agreement."

        These provisions may discourage a third party that might have an interest in acquiring all or a significant part of the stock, properties or assets of the Company from considering or proposing that acquisition, even if that party were prepared to pay consideration with a higher per share value than the current proposed transaction consideration. Prior to entering the arrangement agreement, the

Company hired an investment banking firm, Janney, as its independent financial advisor and conducted a broad solicitation of parties potentially interested in acquiring the Company.

Directors and executive officers of Nicholas Financial-Canada may have potential conflicts of interest in connection with the transaction.

        Some of the directors and executive officers of Nicholas Financial-Canada have interests in the arrangement that are different from, or are in addition to, the interests of Nicholas Financial-Canada's shareholders generally. These interests may create potential conflicts of interest. These interests may include positions as officers of Amalco or US New Opco, potential benefits under employment or consulting arrangements that may be available as a result of the arrangement and in conjunction with other events, the cash payment to be made to optionholders, and the right to continued indemnification and insurance coverage by the resulting company for acts or omissions occurring prior to the closing of the arrangement. See "The Arrangement Resolution Proposal—Interests of Nicholas Financial-Canada's Directors and Executive Officers in the Arrangement."

The announcement and pendency of the transaction could have an adverse effect on the Company's businesses, financial condition, results of operations or business prospects and on its stock price.

        The announcement and pendency of the transaction could disrupt the Company's businesses in the following ways, among others:

  •
  Company employees may experience uncertainty regarding their future roles with the resulting company, which might adversely affect the Company's ability to retain, recruit and motivate key personnel;

  •
  the attention of the Company's management may be directed towards the completion of the transaction and transaction-related considerations and may be diverted from the day-to-day business operations of the Company, and matters related to the transaction may require commitments of time and resources that could otherwise have been devoted to other opportunities that might have been beneficial to the Company; and

  •
  dealers and other third parties who have business relationships with the Company may decide not to renew such relationships or seek to terminate, change and/or renegotiate their relationships with the Company as a result of the transaction, whether pursuant to the terms of their existing agreements with the Company or otherwise.

        Any of these matters could adversely affect the businesses, financial condition, results of operations or business prospects of the Company and its stock price.

Prospect and the Company are engaged in significantly different businesses and Prospect's business may not perform as well as the Company would on its own.

        The Company is primarly in the business of making auto loans to consumers, whereas Prospect, which is much larger than the Company, is primarily in the business of making investments in companies it does not control. Further, Prospect is subject to a substantially different regulatory framework than is the Company. If Prospect's investments perform poorly, the Company's shareholders could have an interest in a company that is performing more poorly than the Company would have performed and that could decrease the value of the Company's shareholders' investment in Prospect below the value they would have had in the Company had the Company remained independent or completed a transaction with a different company than Prospect.

Failure to complete the transaction could negatively impact the stock price and the future business and financial results of the Company.

        If the arrangement is not completed, the ongoing business of the Company may be adversely affected and, without realizing any of the benefits of having completed the arrangement, the Company will be subject to a number of risks, including the following:

  •
  the Company may be required to pay Prospect a termination fee of $6.0 million if the arrangement is terminated under certain circumstances, as described in the arrangement agreement and summarized in this proxy circular/prospectus;

  •
  the Company will be required to pay its costs relating to the arrangement, even if the arrangement is not completed;

  •
  under the arrangement agreement, the Company is subject to certain restrictions on the conduct of its business prior to completing the arrangement, which may affect its ability to execute certain of its business strategies;

  •
  matters relating to the arrangement may require substantial commitments of time and resources by the Company's management, which could otherwise be devoted to other opportunities that may be beneficial to the Company as an independent entity; and

  •
  since the Company announced on March 20, 2013 that it would retain an investment bank, Janney, as its independent financial advisor to help it consider its strategic alternatives, the Company has announced results from operations for the quarters ending June and September 2013 which were below the results for each respective prior quarter. Consequently, failure to complete the transaction might cause the price of the Company's common stock to decline.

Prospect's stock price will fluctuate after the completion of the arrangement, and as a result, Company shareholders could lose a significant part or all of their investment.

        There can be no assurance that the price of Prospect common stock will not fluctuate or decline significantly in the future. The trading volume of Prospect common stock may fluctuate and cause significant price variations to occur. In addition, the stock market in general can experience considerable price and volume fluctuations that may be unrelated to Prospect's financial performance. The factors that could cause fluctuations in the stock price or trading volume of Prospect common stock include:

  •
  general market and economic conditions, including fluctuations in interest rates;

  •
  actual or expected variations in quarterly results of operations;

  •
  differences between actual results of operations and those expected by investors and securities analysts;

  •
  changes in recommendations by securities analysts;

  •
  operations and stock performance of industry participants;

  •
  accounting charges, including charges relating to the impairment of long-lived assets, including goodwill;

  •
  significant acquisitions or strategic alliances by Prospect;

  •
  sales of Prospect common stock, including sales by Prospect's directors and officers or significant investors; and

  •
  recruitment or departure of key personnel.

        The occurrence of any or all of these factors could cause the price of Prospect common stock to decline, with the result that shareholders of the Company who receive Prospect common stock from the transaction could suffer a decline in the value of their investment, which could be significant.

Prospect will incur significant transaction costs in connection with the arrangement.

        Prospect expects to incur significant transaction costs, which it currently estimates to be approximately $[      ] million, including the Company's transaction costs up to the consummation of the arrangement, in connection with the arrangement. The substantial majority of these costs will be non-recurring expenses related to the arrangement, including professional fees and other non-recurring expenses, which will be capitalized into Prospect's cost basis for the transaction.

The regulatory approvals required for the completion of the arrangement may not be obtained, or may contain materially burdensome conditions that could have an adverse effect on either Prospect or the Company.

        Completion of the arrangement is conditional upon the receipt of certain regulatory approvals. Although Prospect and the Company have agreed to use their commercially reasonable efforts to obtain the requisite governmental and court approvals, there can be no assurance that these approvals will be obtained. In addition, the governmental authorities from which these approvals are required may impose conditions on the completion of the arrangement or require changes to the terms of the arrangement. If, although it is not required under the arrangement agreement to do so, Prospect agrees to such conditions in order to obtain any approvals required to complete the arrangement, then the business and results of operations of the combined company may be adversely affected.

Certain financial projections considered by the Company, Janney and Prospect may not be realized, which may adversely affect the market price of Prospect common stock following the consummation of the arrangement.

        In arriving at its opinion regarding the fairness from a financial point of view of the transaction consideration to be received by the holders of Nicholas Financial-Canada Common Shares pursuant to the arrangement agreement, Janney relied upon, without independent verification, the accuracy and completeness of the information that was made available to Janney by the Company and Prospect. See "The Arrangement Resolution Proposal—Opinion of Nicholas Financial-Canada's Financial Advisor." These financial projections were prepared by, or as directed by, the management of the Company and were also considered by the Company's board of directors and Prospect. None of these financial projections were prepared with a view towards public disclosure or compliance with the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding projections and forecasts. The financial projections are inherently based on various estimates and assumptions that are subject to the judgment of those preparing them and are also subject to significant economic, competitive, industry and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of Prospect and the Company. Accordingly, there can be no assurance that Prospect's or the Company's financial condition or results of operations will not be significantly worse than those set forth in such projections. Significantly worse financial results could have a material adverse effect on the market price of Prospect common stock following the consummation of the arrangement.

Prospect is a business development company regulated under the 1940 Act and is subject to substantially different risks than the Company.

        An investment in Prospect common stock involves certain risks relating to Prospect's structure and investment objective. Prospect is a business development company regulated under the 1940 Act. As a business development company, Prospect is required to comply with various restrictions on its capitalization, types of investments and transactions with affiliates. For example, Prospect is generally required to, among other things, invest at least 70% of its assets in private or small domestic companies engaged primarily in non-financial businesses as well as in cash items, U.S. Government securities and high quality short term debt securities (and is required to offer managerial assistance to such companies). As such, Prospect's portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. Prospect is required to mark the carrying value of its investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect Prospect's net asset value, or NAV. Also, Prospect's determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as Prospect does. Moreover, Prospect's business requires a substantial amount of capital to operate and to grow and Prospect may seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in Prospect common stock. See "Risks Related to Prospect" and the other information included in this proxy circular/prospectus.

        On the other hand, the Company is a specialized consumer finance company engaged primarily in acquiring and servicing retail installment sales contracts for purchase of new and used cars and light trucks. To a lesser extent, the Company also makes direct loans and sells consumer finance related products. The industry in which the Company operates is highly competitive. There are numerous financial service companies that provide consumer credit in the markets served by the Company, including banks, credit unions, other consumer finance companies and captive finance companies owned by automobile manufacturers and retailers. Many of these competitors have substantially greater financial resources than the Company. The Company may also experience high delinquency rates in its loan portfolios, which could reduce its profitability. Further, the Company's business is highly dependent upon its relationships with its dealers.

        Overall, there are a significant number of differences between the risks related to investing in Prospect and the risks related to investing in the Company. Shareholders of the Company should carefully consider the risks related to investing in Prospect prior to submitting their vote.

RISKS RELATED TO PROSPECT

Risks Relating to Prospect's Business

Capital markets could experience a period of disruption and instability. Such market conditions have historically and could again have a material and adverse effect on debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on Prospect's business and operations.

        The global capital markets have historically experienced an extended period of instability as evidenced by the periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments during such period, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent market conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions repeat themselves or worsen in the future, Prospect and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, Prospect is generally not able to issue additional shares of its common stock at a price less than net asset value without first obtaining approval for such issuance from its stockholders and its independent directors. At Prospect's annual meeting of stockholders held on December 6, 2013, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of Prospect's then outstanding common stock immediately prior to each such offering, Prospect's stockholders approved Prospect's ability to sell or otherwise issue shares of Prospect's common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. It should be noted that, theoretically, Prospect may offer up to 25% of its then outstanding common stock each day. In addition, Prospect's ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that Prospect's asset coverage, as calculated in accordance with the 1940 Act, must equal at least 200% immediately after each time Prospect incurs indebtedness. The debt capital that will be available to Prospect in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what it currently experiences. Any inability to raise capital could have a negative effect on Prospect's business, financial condition and results of operations.

        Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance Prospect's existing indebtedness under similar terms and any failure to do so could have a material adverse effect on Prospect's business.

        Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of Prospect's investments and on the potential for liquidity events involving Prospect's investments. While most of Prospect's investments are not publicly traded, applicable accounting standards require Prospect to assume as part of Prospect's valuation process that its investments are sold in a principal market to market participants (even if Prospect plans on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect Prospect's investment valuations. Further, the illiquidity of Prospect's investments may make it difficult for it to sell such investments to access capital if required. As a result, Prospect could realize significantly less than the value at which it has recorded its investments if it were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse impact on Prospect's business, financial condition or results of operations.

        The current financial market situation, as well as various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union countries, including Greece, Ireland, Italy, Spain, and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other European Union countries. There is continued concern about national- level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. Prospect does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on its investments. Prospect monitors developments and seeks to manage its investments in a manner consistent with achieving Prospect's investment objective, but there can be no assurance that it will be successful in doing so; and Prospect may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

Prospect may suffer credit losses.

        Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the United States and many other economies have recently been experiencing. See "—Risks Relating to Prospect's Investments."

Prospect's financial condition and results of operations will depend on its ability to manage its future growth effectively.

        Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and Prospect has been organized as a closed-end investment company since April 13, 2004. Prospect's ability to achieve its investment objective depends on its ability to grow, which depends, in turn, on the Investment Adviser's ability to continue to identify, analyze, invest in and monitor companies that meet Prospect's investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of investments, its ability to provide competent, attentive and efficient services to Prospect and its access to financing on acceptable terms. As Prospect continues to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage Prospect's future growth effectively could have a materially adverse effect on its business, financial condition and results of operations.

Prospect is dependent upon Prospect Capital Management's key management personnel for Prospect's future success.

        Prospect depends on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. Prospect also depends, to a significant extent, on the Investment Adviser's access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services Prospect's investments. Prospect's success depends to a significant extent on the continued service of the Investment Adviser's senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on Prospect's ability to achieve Prospect's investment objective. In addition, Prospect can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that Prospect will continue to have access to its investment professionals or its information and deal flow.

Prospect operates in a highly competitive market for investment opportunities.

        A number of entities compete with Prospect to make the types of investments that it makes in middle-market companies. Prospect competes with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of Prospect's competitors are substantially larger and have considerably greater financial, technical and marketing resources than Prospect does. Some competitors may have a lower cost of funds and access to funding sources that are not available to Prospect. In addition, some of Prospect's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Prospect. Furthermore, many of Prospect's competitors are not subject to the regulatory restrictions that the 1940 Act imposes on Prospect as a BDC and that the Code imposes on Prospect as a RIC. Prospect cannot assure you that the competitive pressures it faces will not have a material adverse effect on Prospect's business, financial condition and results of operations. Also, as a result of this competition, Prospect may not be able to pursue attractive investment opportunities from time to time.

        Prospect does not seek to compete primarily based on the interest rates it offers and Prospect believes that some of its competitors may make loans with interest rates that are comparable to or lower than the rates it offers. Rather, Prospect competes with its competitors based on its existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.

        Prospect may lose investment opportunities if it does not match its competitors' pricing, terms and structure. If Prospect matches its competitors' pricing, terms and structure, it may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, Prospect may make investments that are on less favorable terms than what it may have originally anticipated, which may impact Prospect's return on these investments.

Prospect funds a portion of its investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in Prospect.

        Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in Prospect's securities. Prospect's lenders have fixed dollar claims on its assets that are superior to the claims of Prospect's common stockholders or any preferred stockholders. If the value of Prospect's assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had it not leveraged. Conversely, if the value of Prospect's assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any increase in Prospect's income in excess of consolidated interest payable on the borrowed funds would cause its net income to increase more than it would without the leverage, while any decrease in Prospect's income would cause net income to decline more sharply than it would have had it not borrowed. Such a decline could negatively affect Prospect's ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect Prospect's cost of capital and net investment income.

        A portion of the debt investments Prospect makes bears interest at fixed rates and other debt investments bear interest at variable rates with floors and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on Prospect's revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance Prospect's investments. As a result, an increase in market interest rates could both reduce the value of Prospect's portfolio investments and increase Prospect's cost of capital, which could reduce Prospect's net investment income or net increase in net assets resulting from operations.

Prospect needs to raise additional capital to grow because it must distribute most of its income.

        Prospect needs additional capital to fund growth in its investments. A reduction in the availability of new capital could limit Prospect's ability to grow. Prospect must distribute at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its stockholders to maintain its status as a RIC for United States federal income tax purposes. As a result, such earnings are not available to fund investment originations. Prospect has sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If Prospect fails to obtain funds from such sources or from other sources to fund its investments, Prospect could be limited in its ability to grow, which may have an adverse effect on the value of Prospect's common stock. In addition, as a business development company, Prospect generally may not borrow money or issue debt securities or issue preferred stock unless immediately thereafter its ratio of total assets to total borrowings and other senior securities is at least 200%. This may restrict Prospect's ability to obtain additional leverage in certain circumstances.

Prospect may experience fluctuations in its quarterly results.

        Prospect could experience fluctuations in its quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities Prospect holds, the default rate on debt securities, the level of Prospect's expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Prospect encounters competition in its markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Prospect's most recent NAV was calculated on September 30, 2013 and its NAV when calculated effective December 31, 2013 may be higher or lower.

        Prospect's most recently estimated NAV per share is $10.76 on an as adjusted basis solely to give effect to its issuance of common stock since September 30, 2013 in connection with its dividend reinvestment plan and its issuance of 29,857,039 shares of common stock during the period from October 1, 2013 to December 30, 2013 (with settlement through January 3, 2014) under its at-the-market offering program, or the "ATM Program," $0.04 higher than the $10.72 determined by Prospect as of September 30, 2013. NAV per share as of December 31, 2013, may be higher or lower than $10.76 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended. Prospect's board of directors has not yet determined the fair value of portfolio investments at any date subsequent to September 30, 2013. Prospect's board of directors determines the fair value of its portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of Prospect's board of directors.

The Investment Adviser's liability is limited under the Investment Advisory Agreement, and Prospect is required to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner on Prospect's behalf than it would when acting for its own account.

        The Investment Adviser has not assumed any responsibility to Prospect other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of Prospect's board of directors in declining to follow the Investment Adviser's advice or recommendations. Pursuant to the Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to Prospect for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. Prospect has agreed to indemnify, defend and protect the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Investment Adviser to act in a riskier manner when acting on Prospect's behalf than it would when acting for its own account.

Potential conflicts of interest could impact Prospect's investment returns.

        Prospect's executive officers and directors, and the executive officers of the Investment Adviser, may serve as officers, directors or principals of entities that operate in the same or related lines of business as Prospect does or of investment funds managed by Prospect's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in Prospect's best interests or those of Prospect's stockholders. Nevertheless, it is possible that new investment opportunities that meet Prospect's investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to Prospect. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including Prospect. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

        In the course of Prospect's investing activities, under the Investment Advisory Agreement Prospect pays base management and incentive fees to Prospect Capital Management, and reimburses Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of Prospect's stockholders, giving rise to a conflict.

        The Investment Adviser receives a quarterly income incentive fee based, in part, on Prospect's pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for Prospect investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on Prospect's investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, Prospect's board of directors may adjust the hurdle rate by amending the Investment Advisory Agreement.

        The income incentive fee payable by Prospect is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, Prospect Capital Management is not required to reimburse Prospect for any such income incentive fee payments. If Prospect does not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, Prospect may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

        Prospect has entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant Prospect a non-exclusive license to use the name "Prospect Capital." Under the license agreement, Prospect has the right to use the "Prospect Capital" name for so long as Prospect Capital Management or one of its affiliates remains Prospect's investment adviser. In addition, Prospect rents office space from Prospect Administration, an affiliate of Prospect Capital Management, and pays Prospect Administration Prospect's allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and Prospect's allocable portion of the costs of its chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that Prospect's board of directors monitors.

Prospect's incentive fee could induce Prospect Capital Management to make speculative investments.

        The incentive fee payable by Prospect to Prospect Capital Management may create an incentive for the Investment Adviser to make investments on Prospect's behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on Prospect's investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity would increase the likelihood of default, which would disfavor holders of Prospect's common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on Prospect's investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in Prospect's investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by Prospect to Prospect Capital Management could create an incentive for the Investment Adviser to invest on Prospect's behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, Prospect would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Prospect's net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on Prospect's investments in zero coupon bonds will be included in the calculation of its incentive fee, even though Prospect will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that use may not have yet received in cash in the event of default may never receive.

Prospect may be obligated to pay its Investment Adviser incentive compensation even if Prospect incurs a loss.

        The Investment Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on Prospect's pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of Prospect's net asset value, decreases in Prospect's net asset value make it easier to achieve the performance threshold. Prospect's pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that Prospect may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on Prospect's statement of operations for that quarter. Thus, Prospect may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of Prospect's portfolio or Prospect incurs a net loss for that quarter.

The Investment Adviser and Administrator have the right to resign on 60 days' notice, and Prospect may not be able to find a suitable replacement within that time, resulting in a disruption in Prospect's operations that could adversely affect Prospect's business, financial condition and results of operations.

        The Investment Adviser and Administrator have the right, under the Investment Advisory Agreement and Administration Agreement, respectively, to resign at any time upon not less than 60 days' written notice, whether Prospect has found a replacement or not. If the Investment Adviser or Administrator resigns, Prospect may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If Prospect is unable to do so quickly, Prospect's operations are likely to experience a disruption, Prospect's business, financial condition and results of operations as well as Prospect's ability to pay distributions are likely to be adversely affected and the market price of Prospect's shares may decline. In addition, the coordination of Prospect's internal management and investment activities or Prospect's internal administration activities, as applicable, is likely to suffer if Prospect is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates or the Administrator and its affiliates. Even if Prospect is able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with Prospect's investment objective may result in additional costs and time delays that may adversely affect Prospect's business, financial condition and results of operations.

Changes in the laws or regulations governing Prospect's business or the businesses of Prospect's portfolio companies and any failure by Prospect or Prospect's portfolio companies to comply with these laws or regulations, could negatively affect the profitability of Prospect's operations or of Prospect's portfolio companies.

        Prospect is subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which Prospect's common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and NASDAQ, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect Prospect's operations and Prospect's cost of doing business. Prospect is subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect Prospect's operations, including Prospect's loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if Prospect expands its business into jurisdictions that have adopted more stringent requirements than those in which Prospect currently conducts business, it may have to incur significant expenses in order to comply, or it might have to restrict its operations. In addition, if Prospect does not comply with applicable laws, regulations and decisions, it may lose licenses needed for the conduct of its business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon its business, financial condition and results of operations.

Foreign and domestic political risk may adversely affect Prospect's business.

        Prospect is exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the United States and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on Prospect's strategy.

Risks Relating to Prospect's Operation as a Business Development Company

If Prospect does not invest a sufficient portion of its assets in qualifying assets, Prospect could fail to qualify as a BDC or be precluded from investing according to its current business strategy.

        As a BDC, Prospect may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of Prospect's total assets are qualifying assets. Prospect believe that most of the investments that Prospect may acquire in the future will constitute qualifying assets. However, Prospect may be precluded from investing in what it believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If Prospect does not invest a sufficient portion of its assets in qualifying assets, Prospect could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on its business, financial condition and results of operations. Similarly, these rules could prevent Prospect from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require Prospect to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of Prospect's investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If Prospect fails to qualify as a RIC, it will have to pay corporate-level taxes on its income, and Prospect's income available for distribution would be reduced.

        To maintain Prospect's qualification for United States federal income tax purposes as a RIC under Subchapter M of the Code and obtain RIC tax treatment, Prospect must meet certain source of income, asset diversification and annual distribution requirements.

        The source of income requirement is satisfied if Prospect derives at least 90% of its annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to Prospect's business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement for a RIC is satisfied if Prospect distributes at least 90% of its ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to Prospect's stockholders on an annual basis. Because Prospect uses debt financing, it is subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict it from making distributions necessary to qualify for RIC tax treatment. If Prospect is unable to obtain cash from other sources, it may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of its taxable income.

        To maintain Prospect's qualification as a RIC, it must also meet certain asset diversification requirements at the end of each quarter of its taxable year. Failure to meet these tests may result in

Prospect having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of Prospect's investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If Prospect fails to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce its net assets, the amount of income available for distribution, and the actual amount of its distributions. Such a failure would have a materially adverse effect on Prospect and its stockholders. For additional information regarding asset coverage ratio and RIC requirements, see "Certain United States Federal Income Tax Considerations" and "Business—Regulation as a Business Development Company."

Prospect may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

        For United States federal income tax purposes, Prospect includes in income certain amounts that it has not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to Prospect's overall investment activities. Prospect also may be required to include in taxable income certain other amounts that it does not receive in cash. While Prospect focuses primarily on investments that will generate a current cash return, its investment portfolio currently includes, and Prospect may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.

        The income incentive fee payable by Prospect is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

        Since in some cases Prospect may recognize taxable income before or without receiving cash representing such income, it may have difficulty distributing at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, Prospect may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If Prospect is not able to obtain cash from other sources, it may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See "Certain United States Federal Income Tax Considerations" and "Business of Prospect—Regulation as a Business Development Company".

Regulations governing Prospect's operation as a business development company affect its ability to raise, and the way in which it raises, additional capital.

        Prospect has incurred indebtedness under its revolving credit facility and through the issuance of the Senior Notes and, in the future, may issue preferred stock or debt securities and/or borrow additional money from banks or other financial institutions, which Prospect refers to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, Prospect is permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of Prospect's assets declines, it may be unable to satisfy this test, which would prohibit it from paying dividends in cash or other property and could prohibit it from qualifying as a RIC. If Prospect cannot satisfy this test, it may be required to sell a portion of its investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of its indebtedness or otherwise increase its net assets. In addition, issuance of additional common stock could dilute the percentage ownership of Prospect's current stockholders.

        As a BDC regulated under provisions of the 1940 Act, Prospect is not generally able to issue and sell its common stock at a price below the current net asset value per share without stockholder approval. If Prospect's common stock trades at a discount to net asset value, this restriction could adversely affect its ability to raise capital. Prospect may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the current net asset value of its common stock in certain circumstances, including if (i)(1) the holders of a majority of its shares (or, if less, at least 67% of a quorum consisting of a majority of its shares) and a similar majority of the holders of its shares who are not affiliated persons of Prospect approve the sale of its common stock at a price that is less than the current net asset value, and (2) a majority of Prospect's directors who have no financial interest in the transaction and a majority of Prospect's independent directors (a) determine that such sale is in Prospect's and its stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by Prospect or on its behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of Prospect's common stock entitled to vote at its annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of Prospect's common stock at a price that is less than the current net asset value per share.

        To generate cash for funding new investments, Prospect pledged a substantial portion of its portfolio investments under its revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Prospect's ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.

        Alternatively, Prospect may securitize its future loans to generate cash for funding new investments. See "Securitization of Prospect's assets subjects it to various risks."

Securitization of Prospect's assets subjects it to various risks.

        Prospect may securitize assets to generate cash for funding new investments. Prospect refers to the term securitize to describe a form of leverage under which a company such as Prospect (sometimes referred to as an "originator" or "sponsor") transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a "special purpose entity" or SPE), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.

        An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

        In accordance with the above description, to securitize loans, Prospect may create a wholly owned subsidiary and contribute a pool of its assets to such subsidiary. The SPE may be funded with, among other things, whole loans and such loans may or may not be rated. The SPE would then sell its notes to purchasers who Prospect would expect to be willing to accept a lower interest rate and the absence of any recourse against Prospect to invest in a pool of income producing assets to which none of Prospect's creditors would have access. Prospect would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of Prospect's portfolio or otherwise leverage Prospect's portfolio through secured and unsecured borrowings could limit its ability to grow its business and fully execute its business strategy, and could decrease its earnings. However, the successful securitization of portions of Prospect's portfolio exposes it to a risk of loss for the equity it retains in the SPE and might expose it to greater risk on Prospect's remaining portfolio because the assets it retains may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict Prospect's business activities and may include limitations that could hinder Prospect's ability to finance additional loans and investments or to make the distributions required to maintain its status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

        Interests Prospect holds in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, Prospect will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, Prospect's subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPEs portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests Prospect retains would be reduced. Securitization imposes on Prospect the same risks as borrowing except that Prospect's risk in a securitization is limited to the amount of subordinated interests it retains, whereas in a borrowing or debt issuance by Prospect directly, Prospect would be at risk for the entire amount of the borrowing or debt issuance.

        If the SPE is not consolidated with Prospect, Prospect's only interest will be the value of its retained subordinated interest and the income allocated to Prospect, which may be more or less than the cash Prospect receives from the SPE, and none of the SPEs liabilities will be reflected as Prospect's liabilities. If the assets of the SPE are not consolidated with Prospect's assets and liabilities, then Prospect's interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of Prospect's assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by Prospect for purposes of the requirement that Prospect not issue senior securities in an amount in excess of Prospect's net assets.

        Prospect may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on Prospect's balance sheet for accounting purposes. If, for example, Prospect sells the assets to the SPE with recourse or provides a guarantee or other credit support to the SPE, its assets will remain on Prospect's balance sheet. Consolidation would also generally result if Prospect, in consultation with the SEC, determines that consolidation would result in a more accurate reflection of Prospect's assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain Prospect's assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by Prospect for purposes of Prospect's limitation on the issuance of senior securities.

        The Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce Prospect's assets for purposes of determining its investment advisory fee although in some circumstances the Investment Adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.

Prospect's ability to invest in public companies may be limited in certain circumstances.

        As a BDC, Prospect must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.

Risks Relating to Prospect's Investments

Prospect may not realize gains or income from its investments.

        Prospect seeks to generate both current income and capital appreciation. However, the securities Prospect invests in may not appreciate and, in fact, may decline in value, and the issuers of debt securities Prospect invests in may default on interest and/or principal payments. Accordingly, Prospect may not be able to realize gains from its investments, and any gains that it does realize may not be sufficient to offset any losses it experiences. See "Business of Prospect—Prospect's Investment Objective and Policies".

Most of Prospect's portfolio investments are recorded at fair value as determined in good faith under the direction of its board of directors and, as a result, there is uncertainty as to the value of its portfolio investments.

        A large percentage of Prospect's portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses Prospect may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. Prospect values these securities quarterly at fair value as determined in good faith by its board of directors based on input from the Investment Adviser, the Administrator, a third party independent valuation firm and Prospect's Audit Committee. Prospect's board of directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of Prospect's investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by Prospect's board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Prospect's net asset value could be adversely affected if the determinations regarding the fair value of its investments were materially higher than the values that Prospect ultimately realizes upon the disposal of such securities.

        In addition, decreases in the market values or fair values of Prospect's investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets experienced during the recent financial crises resulted in significant net unrealized depreciation in Prospect's portfolio in the past. The effect of all of these factors on Prospect's portfolio reduced its NAV by increasing net unrealized depreciation in its portfolio. Depending on market conditions, Prospect could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on Prospect's business, financial condition and results of operations. Prospect has no policy regarding holding a minimum level of liquid assets. As such, a high percentage of Prospect's portfolio generally is not liquid at any given point in time. See "The lack of liquidity in Prospect's investments may adversely affect its business."

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of Prospect's portfolio investments, reducing Prospect's net asset value through increased net unrealized depreciation.

        As a BDC, Prospect is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of its board of directors. As part of the valuation process, the types of factors that Prospect may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, Prospect's principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of Prospect's investments are recorded as unrealized depreciation. The effect of all of these factors on Prospect's portfolio can reduce Prospect's net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, Prospect could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

Prospect's investments in prospective portfolio companies may be risky and it could lose all or part of its investment.

        Some of Prospect's portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of Prospect's investment in them may decline substantially or fall to zero.

        In addition, investment in the middle market companies that Prospect is targeting involves a number of other significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their securities that Prospect holds, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of Prospect's realizing on any guarantees it may have obtained in connection with its investment;

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  they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  because many of these companies are privately held companies, public information is generally not available about these companies. As a result, Prospect will depend on the ability of the Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and Prospect may lose money on its investments;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on Prospect's portfolio company and, in turn, on Prospect;

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  they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  they may have difficulty accessing the capital markets to meet future capital needs;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

        In addition, Prospect's executive officers, directors and the Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from its investments in the portfolio companies.

The lack of liquidity in Prospect's investments may adversely affect its business.

        Prospect makes investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of Prospect's investments may make it difficult for it to sell such investments if the need arises. In addition, if Prospect is required to liquidate all or a portion of its portfolio quickly, Prospect may realize significantly less than the value at which it has previously recorded its investments. In addition, Prospect faces other restrictions on its ability to liquidate an investment in a business entity to the extent that it or the Investment Adviser has or could be deemed to have material non-public information regarding such business entity.

Economic recessions or downturns could impair Prospect's portfolio companies and harm its operating results.

        Many of Prospect's portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay Prospect's loans or meet other obligations during these periods. Therefore, Prospect's non-performing assets are likely to increase, and the value of Prospect's portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of Prospect's loans and the value of Prospect's equity investments. Economic slowdowns or recessions could lead to financial losses in Prospect's portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Prospect's funding costs, limit Prospect's access to the capital markets or result in a decision by lenders not to extend credit to Prospect. These events could prevent Prospect from increasing investments and harm its operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by Prospect or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that Prospect holds. Prospect may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of Prospect's portfolio companies were to go bankrupt, even though Prospect may have structured Prospect's interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which Prospect actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize Prospect's debt or equity holding and subordinate all or a portion of Prospect's claim to those of other creditors.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

        Prospect may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns and in recent years has significantly underperformed relative to fixed income securities. The equity securities Prospect acquires may fail to appreciate and may decline in value or become worthless and Prospect's ability to recover its investment will depend on its portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment Prospect makes in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, Prospect may not recover its investment; and

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  in some cases, equity securities in which Prospect invests will not pay current dividends, and Prospect's ability to realize a return on its investment, as well as to recover its investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, Prospect's ability to realize the value of its investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or Prospect can otherwise sell its investment. In addition, the equity securities Prospect receives or invests in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If Prospect owns a preferred security that is deferring its distributions, Prospect may be required to report income for tax purposes before Prospect receives such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or United States government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

        Additionally, when Prospect invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, Prospect may acquire warrants or other equity securities as well. Prospect's goal is ultimately to dispose of such equity interests and realize gains upon Prospect's disposition of such interests. However, the equity interests Prospect receives may not appreciate in value and, in fact, may decline in value. Accordingly, Prospect may not be able to realize gains from its equity interests and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses Prospect experiences.

        Prospect may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent Prospect so invests, will bear Prospect's ratable share of any such company's expenses, including management and performance fees. Prospect will also remain obligated to pay management and incentive fees to Prospect Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of Prospect's common stockholders will bear his or her share of the management and incentive fee of Prospect Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances where Prospect's debt investments could be subordinated to claims of other creditors or Prospect could be subject to lender liability claims.

        If one of Prospect's portfolio companies were to go bankrupt, even though Prospect may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might re-characterize Prospect's debt holding as an equity investment and subordinate all or a portion of Prospect's claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, Prospect could become subject to a lender's liability claim, if, among other things, Prospect actually renders significant managerial assistance.

Prospect's portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, its investments in such companies.

        Prospect's portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, its investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which Prospect is entitled to receive payments in respect of its investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying Prospect's investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to Prospect's investment in that portfolio company typically are entitled to receive payment in full before Prospect receives any distribution in respect of its investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to Prospect. In the case of securities ranking equally with Prospect's investments, Prospect would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        The rights Prospect may have with respect to the collateral securing any junior priority loans Prospect makes to its portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that Prospect enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, Prospect may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. Prospect may not have the ability to control or direct such actions, even if as a result Prospect's rights as junior lenders are adversely affected.

When Prospect is a debt or minority equity investor in a portfolio company, Prospect is often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of its portfolio holdings.

        When Prospect makes debt or minority equity investments, Prospect is subject to the risk that a portfolio company may make business decisions with which Prospect disagrees and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve Prospect's interests. As a result, a portfolio company may make decisions that could decrease the value of Prospect's investment.

Prospect's portfolio companies may be highly leveraged.

        Some of Prospect's portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to Prospect as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Prospect's portfolio contains a limited number of portfolio companies, which subjects Prospect to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

        A consequence of the limited number of investments in Prospect's portfolio is that the aggregate returns Prospect realizes may be significantly adversely affected if one or more of Prospect's significant portfolio company investments perform poorly or if Prospect needs to write down the value of any one significant investment. Beyond Prospect's income tax diversification requirements, Prospect does not have fixed guidelines for diversification, and Prospect's portfolio could contain relatively few portfolio companies.

Prospect's failure to make follow-on investments in its portfolio companies could impair the value of its portfolio.

        Following an initial investment in a portfolio company, Prospect may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part Prospect's equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of Prospect's investment.

        Prospect may elect not to make follow-on investments, may be constrained in its ability to employ available funds, or otherwise may lack sufficient funds to make those investments. Prospect has the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and Prospect's initial investment, or may result in a missed opportunity for Prospect to increase its participation in a successful operation. Even if Prospect has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because Prospect prefers other opportunities, or because Prospect is inhibited by compliance with BDC requirements or the desire to maintain Prospect's tax status.

Prospect may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm its financial condition and operating results.

        Until Prospect identifies new investment opportunities, it intends to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under Prospect's credit facility. Prospect cannot assure you that it will be able to find enough appropriate investments that meet its investment criteria or that any investment Prospect completes using the proceeds from an offering will produce a sufficient return.

Prospect may have limited access to information about privately held companies in which it invests.

        Prospect invests primarily in privately-held companies. Generally, little public information exists about these companies, and Prospect is required to rely on the ability of the Investment Adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If Prospect is unable to uncover all material information about these companies, Prospect may not make a fully informed investment decision, and Prospect may lose money on its investment.

Prospect may not be able to fully realize the value of the collateral securing its debt investments.

        Although a substantial amount of Prospect's debt investments are protected by holding security interests in the assets of the portfolio companies, Prospect may not be able to fully realize the value of the collateral securing its investments due to one or more of the following factors:

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  Prospect's debt investments may be in the form of mezzanine loans, therefore its liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, Prospect may not be able to control remedies with respect to the collateral;

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  the collateral may not be valuable enough to satisfy all of the obligations under Prospect's secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to Prospect's loan;

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  bankruptcy laws may limit Prospect's ability to realize value from the collateral and may delay the realization process;

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  Prospect's rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

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  the need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received; and

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  some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Prospect's investments in foreign securities may involve significant risks in addition to the risks inherent in United States investments.

        Prospect's investment strategy contemplates potential investments in securities of foreign companies, including those located in emerging market countries. Investing in foreign companies may expose Prospect to additional risks not typically associated with investing in United States companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.

        Although currently all of Prospect's investments are, and Prospect expects that most of its investments will be, United States dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

Prospect may expose itself to risks if it engages in hedging transactions.

        Prospect may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but it can offer no assurance that such strategies will be effective. If Prospect engages in hedging transactions, it may expose itself to risks associated with such transactions. Prospect may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of Prospect's portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of Prospect's portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that Prospect is not able to enter into a hedging transaction at an acceptable price. Furthermore, Prospect's ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the United States Commodity Futures Trading Commission.

        The success of Prospect's hedging transactions depends on its ability to correctly predict movements, currencies and interest rates. Therefore, while Prospect may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if Prospect had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, Prospect may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent Prospect from achieving the intended hedge and expose Prospect to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. Prospect has no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.

Prospect's board of directors may change Prospect's operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to Prospect and could impair the value of Prospect's stockholders' investment.

        Prospect's board of directors has the authority to modify or waive Prospect's current operating policies and Prospect's strategies without prior notice and without stockholder approval. Prospect cannot predict the effect any changes to its current operating policies and strategies would have on Prospect's business, financial condition, and value of its common stock. However, the effects might be adverse, which could negatively impact Prospect's ability to pay dividends and cause stockholders to lose all or part of their investment.

Prospect's investments in CLOs may be riskier and less transparent to Prospect and its stockholders than direct investments in the underlying companies.

        Prospect invests in CLOs. Generally, there may be less information available to Prospect regarding the underlying debt investments held by CLOs than if Prospect had invested directly in the debt of the underlying companies. As a result, Prospect's stockholders will not know the details of the underlying securities of the CLOs in which Prospect will invest. Prospect's CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Prospect's investments in portfolio companies may be risky, and Prospect could lose all or part of its investment.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.

        CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to Prospect as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact Prospect's returns.

Prospect's CLO investments are exposed to leveraged credit risk.

        Generally, Prospect is in a subordinated position with respect to realized losses on the Senior Secured Loans underlying Prospect's investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk.

There is the potential for interruption and deferral of cashflow from CLO investments.

        If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to Senior Secured Loan defaults, then cashflow that otherwise would have been available to pay distributions to Prospect on its CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact Prospect's returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in United States investments.

        Prospect's CLO investment strategy involves investments in foreign CLOs. Investing in foreign entities may expose Prospect to additional risks not typically associated with investing in United States issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, Prospect, and the CLOs in which Prospect invests, may have difficulty enforcing creditor's rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which Prospect invests may be foreign, which may create greater exposure for Prospect to foreign economic developments.

The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact Prospect's returns.

        Prospect may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by Prospect. Payment of such additional fees could adversely impact the returns Prospect achieves.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect Prospect.

        There can be no assurance that for any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Prospect's CLO investments are subject to prepayments and calls, increasing re-investment risk.

        Prospect's CLO investments and/or the underlying senior secured loans may be prepaid more quickly than expected, which could have an adverse impact on Prospect's value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond Prospect's control, and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

        Furthermore, Prospect's CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the "non-call period").

        The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where Prospect does not hold the relevant percentage Prospect will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

        Early prepayments and/or the exercise of a call option other than at Prospect's request may also give rise to increased re-investment risk with respect to certain investments, as Prospect may realize excess cash earlier than expected. If Prospect is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce Prospect's net income and, consequently, could have an adverse impact on Prospect's ability to pay dividends.

Prospect has limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which it invests.

        Prospect may not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying Prospect's CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to Prospect's preferences.

Prospect has limited control of the administration and amendment of any CLO in which it invests.

        The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which Prospect invests be modified, amended or waived in a manner contrary to Prospect's preferences.

Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to Prospect.

        The Senior Secured Loans underlying Prospect's CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Prospect's financial results may be affected adversely if one or more of Prospect's significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as Prospect expects.

        Prospect expects that a majority of its portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that Prospect will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. Prospect will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and therefore, the prices of the CLOs, will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

        The investments Prospect makes in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, Prospect's investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.

        Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments Prospect holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which Prospect invests, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which Prospect invests.

Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

        The Senior Secured Loans underlying Prospect's CLO investments typically are rated non-investment grade and, in limited circumstances, are unrated. Non-investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

Prospect will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

        Prospect is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments Prospect holds as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, Prospect is not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying Prospect's CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

Risks affecting investments in real estate.

        Prospect makes investments in commercial and multi-family residential real estate through three real estate investment trusts—American Property Holdings Corp., National Property Holdings Corp. and United Property Holdings Corp. (collectively, the "Prospect REITs"). A number of factors may prevent each Prospect REIT's properties and assets from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to Prospect. These factors include:

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  national economic conditions;

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  regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

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  local real estate conditions (such as over-supply of or insufficient demand for office space);

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  changing demographics;

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  perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

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  the ability of property managers to provide capable management and adequate maintenance;

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  the quality of a property's construction and design;

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  increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

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  changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

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  potential environmental and other legal liabilities;

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  the level of financing used by the Prospect REITs in respect of their properties, increases in interest rate levels on such financings and the risk that a Prospect REIT will default on such financings, each of which increases the risk of loss to Prospect;

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  the availability and cost of refinancing;

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  the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

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  potential instability, default or bankruptcy of tenants in the properties owned by the Prospect REITs;

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  potential limited number of prospective buyers interested in purchasing a property that a Prospect REIT wishes to sell; and

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  the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Risks Relating To Prospect's Securities

Senior securities, including debt, expose Prospect to additional risks, including the typical risks associated with leverage and could adversely affect Prospect's business, financial condition and results of operations.

        Prospect currently use its revolving credit facility to leverage its portfolio and Prospect expects in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of its portfolio investments. Prospect also has the Senior Notes (as defined below) outstanding, which are a form of leverage and are senior in payment rights to its common stock.

        With certain limited exceptions, as a business development company, or a BDC, Prospect is only allowed to borrow amounts or otherwise issue senior securities such that Prospect's asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that Prospect employ will depend on the Investment Adviser's and Prospect's board of directors' assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect Prospect's business, financial condition and results of operations, including the following:

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  a likelihood of greater volatility in the net asset value and market price of Prospect's common stock;

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  diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

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  the possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

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  increased operating expenses due to the cost of leverage, including issuance and servicing costs;

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  convertible or exchangeable securities, such as the Senior Convertible Notes outstanding or those issued in the future may have rights, preferences and privileges more favorable than those of Prospect's common stock;

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  subordination to lenders' superior claims on Prospect's assets as a result of which lenders will be able to receive proceeds available in the case of Prospect's liquidation before any proceeds will be distributed to Prospect's stockholders;

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  making it more difficult for Prospect to meet its payment and other obligations under the Senior Notes and its other outstanding debt;

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  the occurrence of an event of default if Prospect fails to comply with the financial and/or other restrictive covenants contained in its debt agreements, including the credit agreement and each indenture governing the Senior Notes, which event of default could result in all or some of Prospect's debt becoming immediately due and payable;

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  reduced availability of Prospect's cash flow to fund investments, acquisitions and other general corporate purposes, and limiting Prospect's ability to obtain additional financing for these purposes;

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  the risk of increased sensitivity to interest rate increases on Prospect's indebtedness with variable interest rates, including borrowings under Prospect's amended senior credit facility; and

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  reduced flexibility in planning for, or reacting to, and increasing Prospect's vulnerability to, changes in Prospect's business, the industry in which Prospect operates and the general economy.

        For example, the amount Prospect may borrow under its revolving credit facility is determined, in part, by the fair value of Prospect's investments. If the fair value of Prospect's investments declines, Prospect may be forced to sell investments at a loss to maintain compliance with Prospect's borrowing limits. Other debt facilities Prospect may enter into in the future may contain similar provisions. Any such forced sales would reduce Prospect's net asset value and also make it difficult for the net asset value to recover. The Investment Adviser and Prospect's board of directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to Prospect's stockholders of maintaining the leveraged position will outweigh the risks.

        In addition, Prospect's ability to meet its payment and other obligations of the Senior Notes and its credit facility depends on Prospect's ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond Prospect's control. Prospect cannot assure you that its business will generate cash flow from operations, or that future borrowings will be available to Prospect under its existing credit facility or otherwise, in an amount sufficient to enable Prospect to meet its payment obligations under the Senior Notes and its other debt and to fund other liquidity needs. If Prospect is not able to generate sufficient cash flow to service its debt obligations, Prospect may need to refinance or restructure its debt, including the Senior Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If Prospect is unable to implement one or more of these alternatives, it may not be able to meet its payment obligations under the Senior Notes and its other debt.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in Prospect's common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $5.0 billion in total assets, (ii) an average cost of funds of 5.69%, (iii) $1.8 billion in debt outstanding and (iv) $3.2 billion of stockholders' equity.

Assumed Return on Prospect's Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(18.8)%	(11.0)%	(3.2)%	4.6%	12.4%

        The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, Prospect's projected or actual performance. Actual returns may be greater or less than those appearing in the table.

The Senior Convertible Notes, the 2022 Notes and the 2023 Notes present other risks to holders of Prospect's common stock, including the possibility that such Senior Notes could discourage an acquisition of Prospect by a third party and accounting uncertainty.

        Certain provisions of the Senior Convertible Notes, the 2022 Notes and the 2023 Notes could make it more difficult or more expensive for a third party to acquire Prospect. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Senior Convertible Notes, the 2022 Notes and the 2023 Notes will have the right, at their option, to require Prospect to repurchase all of their Senior Convertible Notes, the 2022 Notes and the 2023 Notes or any portion of the principal amount of such Senior Convertible Notes, the 2022 Notes and the 2023 Notes in integral multiples of $1,000, in the case of the Senior Convertible Notes and the 2023 Notes, and $25, in the case of the 2022 Notes. Prospect may also be required to increase the conversion rate or provide for conversion into the acquirer's capital stock in the event of certain fundamental changes with respect to the Senior Convertible Notes. These provisions could discourage an acquisition of Prospect by a third party.

        The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. Prospect cannot predict if or when any such change could be made and any such change could have an adverse impact on Prospect's reported or future financial results. Any such impacts could adversely affect the market price of Prospect's common stock.

Prospect may in the future determine to fund a portion of its investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in Prospect in the same way as Prospect's borrowings.

        Preferred stock, which is another form of leverage, has the same risks to Prospect's common stockholders as borrowings because the dividends on any preferred stock Prospect issues must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to Prospect's common stockholders, and preferred stockholders are not subject to any of Prospect's expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

In addition to regulatory restrictions that restrict Prospect's ability to raise capital, its credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting Prospect's liquidity, financial condition and results of operations.

        The agreement governing Prospect's credit facility requires Prospect to comply with certain financial and operational covenants. These covenants include:

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  restrictions on the level of indebtedness that Prospect is permitted to incur in relation to the value of its assets;

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  restrictions on Prospect's ability to incur liens; and

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  maintenance of a minimum level of stockholders' equity.

        As of September 30, 2013, Prospect was in compliance with these covenants. However, Prospect's continued compliance with these covenants depends on many factors, some of which are beyond its control. Accordingly, there are no assurances that Prospect will continue to comply with the covenants in its credit facility. Failure to comply with these covenants would result in a default under this facility which, if Prospect were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on its business, financial condition and results of operations.

Failure to extend Prospect's existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2015, could have a material adverse effect on Prospect's results of operations and financial position and Prospect's ability to pay expenses and make distributions.

        The revolving period for Prospect's credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2015, Prospect will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2017. At January 3, 2014, Prospect had no outstanding borrowings under its credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The credit facility requires Prospect to pledge assets as collateral in order to borrow under the credit facility. If Prospect is unable to extend its facility or find a new source of borrowing on acceptable terms, it will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on Prospect's securities pledged under the facility, (2) at Prospect's option, interest collections on Prospect's securities pledged under the facility and cash collections on Prospect's securities not pledged under the facility, or (3) possible liquidation of some or all of Prospect's loans and other assets, any of which could have a material adverse effect on Prospect's results of operations and financial position and may force Prospect to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, Prospect's stock price could decline significantly, Prospect would be restricted in its ability to acquire new investments and, in connection with Prospect's year-end audit, Prospect's independent registered accounting firm could raise an issue as to Prospect's ability to continue as a going concern.

Failure to refinance Prospect's existing Senior Notes, could have a material adverse effect on Prospect's results of operations and financial position.

        Prospect's Senior Notes mature at various dates from December 15, 2015 to June 15, 2043. If Prospect is unable to refinance its Senior Notes or find a new source of borrowing on acceptable terms, Prospect will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under Prospect's then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of Prospect's loans and other assets, any of which could have a material adverse effect on Prospect's results of operations and financial position. In addition, Prospect's stock price could decline significantly; Prospect would be restricted in its ability to acquire new investments and, in connection with Prospect's year-end audit, Prospect's independent registered accounting firm could raise an issue as to its ability to continue as a going concern.

Prospect's shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit Prospect's ability to raise additional equity capital.

        Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that Prospect's net asset value per share may decline. It is not possible to predict whether any shares of Prospect's common stock will trade at, above, or below net asset value. During various periods, the stocks of BDCs as an industry, including at times shares of Prospect's common stock, have traded below net asset value. When Prospect's common stock is trading below its net asset value per share, Prospect is generally not be able to sell additional shares of its common stock at less than net asset value in the absence of approval for such sales from its stockholders and its independent directors. At Prospect's 2013 annual meeting of stockholders held on December 6, 2013, Prospect's stockholders approved Prospect's ability to sell shares of its common stock at any level of discount from net asset value per share during the 12 month period following December 6, 2013, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of its then outstanding common stock immediately prior to each such offering. It should be noted that, theoretically, Prospect may sell up to 25% of its then outstanding common stock each day during such period under this authority.

There is a risk that investors in Prospect's common stock may not receive dividends or that Prospect's dividends may not grow over time and investors in Prospect's debt securities may not receive all of the interest income to which they are entitled.

        Prospect intends to make distributions on a monthly basis to its stockholders out of assets legally available for distribution. Prospect cannot assure you that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If Prospect declares a dividend and if more stockholders opt to receive cash distributions rather than participate in Prospect's dividend reinvestment plan, Prospect may be forced to sell some of its investments in order to make cash dividend payments.

        In addition, due to the asset coverage test applicable to Prospect as a BDC, Prospect may be limited in its ability to make distributions. Further, if Prospect invests a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

        The above-referenced restrictions on distributions may also inhibit Prospect's ability to make required interest payments to holders of Prospect's debt, which may cause a default under the terms of Prospect's debt agreements. Such a default could materially increase Prospect's cost of raising capital, as well as cause Prospect to incur penalties under the terms of its debt agreements.

Investing in Prospect's securities may involve a high degree of risk and is highly speculative.

        The investments Prospect makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Prospect's investments in portfolio companies may be speculative and aggressive, and therefore, an investment in Prospect's shares may not be suitable for someone with low risk tolerance.

Prospect's stockholders will experience dilution in their ownership percentage if they opt out of Prospect's dividend reinvestment plan.

        All dividends declared in cash payable to stockholders that are participants in Prospect's dividend reinvestment plan are automatically reinvested in shares of Prospect's common stock unless the stockholder opts out of such plan. As a result, Prospect's stockholders that opt out of Prospect's dividend reinvestment plan will experience dilution in their ownership percentage of Prospect's common stock over time.

Sales of substantial amounts of Prospect's common stock in the public market may have an adverse effect on the market price of Prospect's common stock.

        Sales of substantial amounts of Prospect's common stock, or the availability of such common stock for sale (including as a result of the conversion of Prospect's Senior Convertible Notes into common stock), could adversely affect the prevailing market prices for Prospect's common stock. If this occurs and continues, it could impair Prospect's ability to raise additional capital through the sale of securities should Prospect desire to do so.

If Prospect sells shares of its common stock or securities to subscribe for or are convertible into shares of its common stock at a discount to Prospect's net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

        At Prospect's 2013 annual meeting of stockholders held on December 6, 2013, Prospect's stockholders approved Prospect's ability to sell shares of its common stock at any level of discount from net asset value per share during the 12 month period following December 6, 2013, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of its then outstanding common stock immediately prior to each such offering. It should be noted that, theoretically, Prospect may offer up to 25% of its then outstanding common stock each day. The issuance or sale by Prospect of shares of its common stock or securities to subscribe for or are convertible into shares of its common stock at a discount to net asset value poses a risk of dilution to Prospect's stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in Prospect's earnings and assets and their voting power than the increase Prospect experiences in its assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which Prospect's common stock trades. Prospect has sold shares of its common stock at prices below net asset value per share in the past and may do so to the future. Prospect has not sold any shares of its common stock at prices below net asset value per share since July 18, 2011.

Prospect's ability to enter into transactions with its affiliates is restricted.

        Prospect is prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its independent directors. Any person that owns, directly or indirectly, 5% or more of Prospect's outstanding voting securities is Prospect's affiliate for purposes of the 1940 Act and Prospect is generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of its independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of Prospect's independent directors. Subject to certain limited exceptions, Prospect is prohibited from buying or selling any security or other property from or to the Investment Adviser and its affiliates and persons with whom Prospect is in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

        Prospect and Priority Senior Secured Income Fund, Inc., Pathway Energy Infrastructure Fund, Inc., Prospect Capital Funding LLC, Prospect Capital Management LLC, Priority Senior Secured Income Management, LLC and Pathway Energy Infrastructure Management, LLC have submitted an exemptive application to the SEC to permit Prospect to participate in negotiated co-investments with other funds managed by Prospect Capital Management LLC, Priority Senior Secured Income Management, LLC or Pathway Energy Infrastructure Management, LLC or affiliated advisers in a manner consistent with Prospect's investment objective, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to the conditions therein. However, there is no assurance that Prospect will obtain such exemptive relief.

The market price of Prospect's securities may fluctuate significantly.

        The market price and liquidity of the market for Prospect's securities may be significantly affected by numerous factors, some of which are beyond Prospect's control and may not be directly related to Prospect's operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of RIC qualification;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of Prospect's portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of one or more of Prospect Capital Management's key personnel;

  •
  operating performance of companies comparable to Prospect;

  •
  short-selling pressure with respect to shares of Prospect's common stock or BDCs generally;

  •
  future sales of Prospect's securities convertible into or exchangeable or exercisable for Prospect's common stock or the conversion of such securities, including the Senior Convertible Notes;

  •
  uncertainty surrounding the strength of the United States economic recovery;

  •
  concerns regarding European sovereign debt;

  •
  changes in prevailing interest rates;

  •
  litigation matters;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has, from time to time, been brought against that company.

        If Prospect's stock price fluctuates significantly, Prospect may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from Prospect's business.

There is a risk that you may not receive distributions or that Prospect's distributions may not grow over time.

        Prospect has made and intends to continue to make distributions on a monthly basis to its stockholders out of assets legally available for distribution. Prospect cannot assure you that it will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to Prospect as a business development company, Prospect may be limited in its ability to make distributions.

Provisions of the Maryland General Corporation Law and of Prospect's charter and bylaws could deter takeover attempts and have an adverse impact on the price of Prospect's common stock.

        Prospect's charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for Prospect's stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of Prospect's common stock at a premium over the current of prevailing market prices.

        Prospect's charter provides for the classification of Prospect's board of directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of Prospect's incumbent management more difficult. Furthermore, any and all vacancies on Prospect's board of directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

        Prospect's board of directors is authorized to cause Prospect to issue shares of stock, to create and cause Prospect to issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend Prospect's charter to increase or decrease the number of shares of common stock that Prospect has authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of preferred stock of each class or series, including any reclassified series, Prospect's board of directors is required by Prospect's governing documents to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

        Prospect's charter and bylaws also provide that Prospect's board of directors has the exclusive power to adopt, alter or repeal any provision of Prospect's bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of Prospect, such as:

  •
  The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between Prospect and an "interested stockholder" (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

  •
  The Maryland Control Share Acquisition Act, which provides that a holder of "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") has no voting rights with respect to such shares except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

        The provisions of the Maryland Business Combination Act will not apply, however, if Prospect's board of directors adopts a resolution that any business combination between Prospect and any other person will be exempt from the provisions of the Maryland Business Combination Act. Prospect's board of directors has adopted a resolution that any business combination between Prospect and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of Prospect.

        As permitted by Maryland law, Prospect's bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of Prospect's common stock. Although Prospect's bylaws include such a provision, such a provision may also be amended or eliminated by Prospect's board of directors at any time in the future, provided that Prospect will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, as noted above, the SEC has recently taken the position that the Maryland Control Share Acquisition Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act.

Prospect may in the future choose to pay dividends in Prospect's own stock, in which case Prospect's stockholders may be required to pay tax in excess of the cash they receive.

        Prospect may distribute taxable dividends that are payable in part in its stock. The Service has issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts if certain requirements are satisfied, and Prospect has received such a ruling permitting Prospect to declare such taxable cash/stock dividends, up to 80% in stock, with respect to Prospect's taxable years ending August 31, 2012 and August 31, 2013. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of Prospect's current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Holder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Holder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g., broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of its stock at the time of the sale. Furthermore, with respect to Non-U.S. Holders, Prospect may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of Prospect's stockholders determine to sell shares of Prospect's stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of Prospect's stock. It is unclear whether and to what extent Prospect will be able to pay dividends in cash and Prospect's stock.

RISKS RELATED TO THE COMPANY

The Company operates in a competitive market.

        The non-prime consumer-finance industry is highly competitive. There are numerous financial service companies that provide consumer credit in the markets served by the Company, including banks, credit unions, other consumer finance companies and captive finance companies owned by automobile manufacturers and retailers. Many of these competitors have substantially greater financial resources than the Company. In addition, competitors often provide financing on terms more favorable to automobile purchasers or dealers than the Company offers. Many of these competitors also have long-standing relationships with automobile dealerships and may offer dealerships or their customers other forms of financing, including dealer floor-plan financing and leasing, which are not provided by the Company. Providers of non-prime consumer financing have traditionally competed primarily on the basis of:

  •
  interest rates charged;

  •
  the quality of credit accepted;

  •
  the flexibility of loan terms offered; and

  •
  the quality of service provided.

        The Company's ability to compete effectively with other companies offering similar financing arrangements depends on the Company's ability to maintain close relationships with dealers of new and used vehicles. The Company may not be able to compete successfully in this market or against these competitors.

        The Company has focused on a segment of the market composed of consumers who typically do not meet the more stringent credit requirements of traditional consumer financing sources and whose needs, as a result, have not been addressed consistently by such financing sources. When new and/or existing providers of consumer financing undertake significantly greater efforts to penetrate the Company's targeted market segment, the Company may have to reduce its interest rates and fees in order to maintain its market share. Any reduction in its interest rates, fees or dealer discount rates could have a material adverse impact on the Company's profitability or financial condition.

The terms of the Company's indebtedness impose significant restrictions on the Company.

        The Company's existing outstanding indebtedness restricts its ability to, among other things:

  •
  sell or transfer assets;

  •
  incur additional debt

  •
  repay other debt;

  •
  make certain investments or acquisitions;

  •
  repurchase or redeem capital stock;

  •
  engage in mergers or consolidations; and

  •
  engage in certain transactions with subsidiaries and affiliates.

        In addition, the Company's line of credit facility requires the Company to comply with certain financial ratios and covenants and to satisfy specified financial tests, including maintenance of asset quality and portfolio performance tests. The need to comply with such covenants and other provisions could impact the Company's ability to pay dividends to its shareholders. Moreover, the Company's ability to continue to meet those financial ratios and tests could be affected by events beyond the

Company's control. Failure to meet any of these covenants, financial ratios or financial tests could result in an event of default under the Company's line of credit facility. If an event of default occurs under this credit facility, the Company's lenders may take one or more of the following actions:

  •
  increase the Company's borrowing costs;

  •
  restrict the Company's ability to obtain additional borrowings under the facility;

  •
  accelerate all amounts outstanding under the facility; or

  •
  enforce their interest against collateral pledged under the facility.

        If the Company's lender accelerates the Company's debt payments, the Company's assets may not be sufficient to fully repay the debt.

The Company will require a significant amount of cash to service its indebtedness and meet its other liquidity needs.

        The Company's ability to make payments on or to refinance its indebtedness and to fund its operations and planned capital expenditures depends on its future operating performance. The Company's primary cash requirements include the funding of:

  •
  contract purchases and direct loans;

  •
  interest payments under the Company's line of credit facility and other indebtedness;

  •
  capital expenditures for technology and facilities;

  •
  ongoing operating expenses;

  •
  planned expansions by opening additional branch offices; and

  •
  any required income tax payments.

        In addition, because the Company expects to continue to require substantial amounts of cash for the foreseeable future, it may seek additional debt or equity financing. The type, timing and terms of the financing the Company selects will be dependent upon the Company's cash needs, the availability of other financing sources and the prevailing conditions in the financial markets. There is no assurance that any of these sources will be available to the Company at any given time or that the terms on which these sources may be available will be favorable. The Company's inability to obtain such additional financing on reasonable terms could adversely impact its ability to grow.

The Company may experience high delinquency and loss rates in its loan portfolios, which could reduce its profitability.

        The Company's profitability depends, to a material extent, on the performance of Contracts that the Company purchases. Historically, the Company has experienced higher delinquency rates than traditional financial institutions because a large portion of its loans are to non-prime borrowers, who are unable to obtain financing from traditional sources due to their credit history. Although the Company attempts to mitigate these high credit risks with its underwriting standards and collection procedures, these standards and procedures may not offer adequate protection against the risk of default, especially in periods of economic uncertainty and high unemployment such as have existed over much of the past few years. In the event of a default, the collateral value of the financed vehicle usually does not cover the outstanding loan balance and costs of recovery. Higher than anticipated delinquencies and defaults on the Company's Contracts would reduce the Company's profitability.

        In addition, in the event the Company were to make any bulk purchases of seasoned Contracts, it may experience higher than normal delinquency rates with respect to these loan portfolios due to its inability to apply its underwriting standards to each loan comprising the acquired portfolios. The Company would similarly attempt to mitigate the high credit risks associated with these loans, although no assurances can be given that the Company would be able to do so.

The Company depends upon its relationships with its dealers.

        The Company's business depends in large part upon the Company's ability to establish and maintain relationships with reputable dealers who originate the Contracts the Company purchases. Although the Company believes it has been successful in developing and maintaining such relationships, such relationships are not exclusive, and many of them are not longstanding. There can be no assurances that the Company will be successful in maintaining such relationships or increasing the number of dealers with whom it does business, or that the Company's existing dealer base will continue to generate a volume of Contracts comparable to the volume of such Contracts historically generated by such dealers.

The Company's success depends upon its ability to implement its business strategy.

        The Company's financial position depends on management's ability to execute the Company's business strategy. Key factors involved in the execution of the business strategy include achievement of the desired Contract purchase volume, the use of effective risk management techniques and collection methods, continued investment in technology to support operating efficiency, and continued access to significant funding and liquidity sources. The Company's failure or inability to execute any element of the business strategy could materially adversely affect its business and financial condition.

The Company's business is highly dependent upon general economic conditions.

        The Company is subject to changes in general economic conditions that are beyond the Company's control. During periods of economic slowdown or high unemployment, such as has existed for much of the past few years, delinquencies, defaults, repossessions and losses generally increase, absent offsetting factors such as decreased competition. These periods also may be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding loans, which weakens collateral coverage on the Company's loans and increases the amount of a loss the Company would experience in the event of default. Because the Company focuses on non-prime borrowers, the actual rates of delinquencies, defaults, repossessions and losses on these loans are higher than those experienced in the general automobile finance industry and could be more dramatically affected by a general economic downturn. In addition, during an economic slowdown or recession, the Company's servicing costs may increase without a corresponding increase in the Company's servicing income. While the Company seeks to manage the higher risk inherent in loans made to non-prime borrowers through the Company's underwriting criteria and collection methods, no assurances can be given that these criteria or methods will afford adequate protection against these risks. Any sustained period of increased delinquencies, defaults, repossessions or losses or increased servicing costs could materially adversely affect the Company's business and financial condition.

Recent economic conditions may adversely affect the Company's business and financial condition.

        Over the past several years, the United States has experienced a period of economic uncertainty and high unemployment that may adversely affect the Company's business and financial condition. High unemployment and a lack of available credit could result in higher delinquencies and losses than the Company would otherwise experience.

        Additionally, fluctuating gasoline prices, unstable real estate values, resets of adjustable rate mortgages and other factors have adversely impacted consumer confidence and disposable income. These conditions have increased loss frequency, decreased consumer demand for automobiles and could possibly weaken collateral values on certain types of vehicles. Because the Company focuses predominately on sub-prime borrowers, the actual rates of delinquencies, defaults, repossessions and losses on Contracts are higher than those experienced in the general automobile finance industry and have been materially affected by the recent economic downturn. If economic and credit conditions do not continue to improve, the Company's business and financial condition could be adversely affected.

The auction proceeds the Company receives from the sale of repossessed vehicles and other recoveries are subject to fluctuation due to economic and other factors beyond the Company's control.

        If the Company repossess a vehicle securing a Contract, the Company typically has it transported to an automobile auction for sale. Auction proceeds from the sale of repossessed vehicles and other recoveries are usually not sufficient to cover the outstanding balance of the Contract, and the resulting deficiency is charged off. In addition, there is, on average, approximately a 30-day lapse between the time the Company repossesses a vehicle and the time it is sold by a dealer or at auction. The proceeds the Company receives from such sales depend upon various factors, including the supply of, and demand for, used vehicles at the time of sale. Such supply and demand are dependent on many factors. For example, the Consumer Assistance to Recycle and Save Act of 2009, which provided incentives to replace older vehicles with new, fuel-efficient vehicles in the second half of 2009, resulted in a temporary reduction in the supply of used vehicles, thus temporarily bolstering used automobile prices. At the same time, during periods of economic slowdown or recession, the demand for used cars may soften, resulting in decreased auction proceeds to the Company from the sale of repossessed automobiles. Furthermore, depressed wholesale prices for used automobiles may result from significant liquidations of rental or fleet inventories, and from increased volume of trade-ins due to promotional financing programs offered by new vehicle manufacturers. Decreased auction proceeds to the Company resulting from sales of used automobiles at depressed prices will result in higher or greater losses and, in turn, reduced profitability.

An increase in market interest rates may reduce the Company's profitability.

        The Company's long-term profitability may be directly affected by the level of and fluctuations in interest rates. Sustained, significant increases in interest rates may adversely affect the Company's liquidity and profitability by reducing the interest rate spread between the rate of interest the Company receives on its Contracts and interest rates that the Company pays under its outstanding line of credit facility. As interest rates increase, the Company's gross interest rate spread on new originations will generally decline since the rates charged on the Contracts originated or purchased from dealers generally are limited by statutory maximums, restricting the Company's opportunity to pass on increased interest costs. The Company monitors the interest rate environment and, on occasion, enters into interest rate swap agreements relating to a portion of its outstanding debt. Such agreements effectively convert a portion of the Company's floating-rate debt to a fixed-rate, thus reducing the impact of interest rate changes on the Company's interest expense. During the fiscal year ended March 31, 2012, the Company had no interest rate swap agreements in place. On June 4, 2012 and July 30, 2012, the Company entered into interest rate swap agreements to convert a portion of its floating rate debt to a fixed rate, more closely matching the interest rate characteristics of finance receivables. The June 4, 2012 agreement provides for a five-year interest rate swap in which the Company pays a fixed rate of 1% and receives payments from the counterparty on the 1-month LIBOR rate. This swap has an effective date of June 13, 2012 and a notional amount of $25 million. The July 30, 2012 agreement provides for a five-year interest rate swap in which the Company pays a fixed rate of 0.87% and receives payments from the counterparty on the 1-month LIBOR rate. This swap has an effective date of August 13, 2012 and a notional amount of $25 million. The changes in the fair value of the interest rate swap agreements (unrealized gains and losses) are recorded in earnings. The Company will continue to evaluate interest rate swap pricing and may or may not enter into additional interest rate swap agreements in the future.

The Company's growth depends upon its ability to retain and attract a sufficient number of qualified employees.

        To a large extent, the Company's growth strategy depends on the opening of new offices that focus primarily on purchasing Contracts and making direct loans in markets the Company has not previously served. Future expansion of the branch office network depends, in part, upon the Company's ability to attract and retain qualified and experienced office managers and the ability of such managers to develop relationships with dealers that serve those markets. The Company generally does not open a new office until it has located and hired a qualified and experienced individual to manage the office. Typically, this individual will be familiar with local market conditions and have existing relationships with dealers in the area to be served. Although the Company believes that it can attract and retain qualified and experienced personnel as it proceeds with planned expansion into new markets, no assurance can be given that it will be successful in doing so. Competition to hire personnel possessing the skills and experience required by the Company could contribute to an increase in the Company's employee turnover rate. High turnover or an inability to attract and retain qualified personnel could have an adverse effect on the Company's origination, delinquency, default and net loss rates and, ultimately, the Company's business and financial condition.

The loss of one of the Company's key executives could have a material adverse effect on the Company's business.

        The Company's growth and development to date have been largely dependent upon the services of Peter L. Vosotas, the Chairman of the Board, President and Chief Executive Officer, and Ralph T. Finkenbrink, the Chief Financial Officer and Senior Vice President-Finance. The Company does not maintain key-man life insurance policies on these executives. Although the Company believes that it has sufficient additional experienced management personnel to accommodate the loss or change of role of any key executive, the loss of services of one or more of these executives could have a material adverse effect on the Company's business and financial condition.

The Company is subject to risks associated with litigation.

        As a consumer finance company, the Company is subject to various consumer claims and litigation seeking damages and statutory penalties, based upon, among other things:

  •
  usury laws;

  •
  disclosure inaccuracies;

  •
  wrongful repossession;

  •
  violations of bankruptcy stay provisions;

  •
  certificate of title disputes;

  •
  fraud;

  •
  breach of contract; and

  •
  discriminatory treatment of credit applicants.

        Some litigation against the Company could take the form of class action complaints by consumers. As the assignee of Contracts originated by dealers, the Company may also be named as a co-defendant in lawsuits filed by consumers principally against dealers. The damages and penalties claimed by consumers in these types of actions can be substantial. The relief requested by the plaintiffs varies but may include requests for compensatory, statutory and punitive damages. The Company also is periodically subject to other kinds of litigation typically experienced by businesses such as it, including employment disputes and breach of contract claims. No assurances can be given that the Company will not experience material financial losses in the future as a result of litigation or other legal proceedings.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") authorizes the newly created Consumer Financial Protection Bureau ("CFPB") to adopt rules that could potentially have a material adverse effect on the Company's operations and financial performance.

        Title X of the Dodd-Frank Act established the CFPB, which became operational on July 21, 2011. Under the Dodd-Frank Act, the CFPB has regulatory, supervisory and enforcement powers over providers of consumer financial products, such as Contracts and the direct loans that the Company offers, including explicit supervisory authority to examine and require registration of installment lenders such as the Company. Included among the powers afforded to the CFPB is the authority to adopt rules describing specified acts and practices as being "unfair," "deceptive" or "abusive," and hence unlawful. Although the Dodd-Frank Act expressly provides that the CFPB has no authority to establish usury limits, some consumer advocacy groups have suggested that certain forms of alternative consumer finance products, such as installment loans, should be a regulatory priority and it is possible that at some time in the future the CFPB could propose and adopt rules making such lending or other products that the Company may offer materially less profitable or impractical. Further, the CFPB may target specific features of loans by rulemaking that could cause the Company to cease offering certain products. Any such rules could have a material adverse effect on the Company's business, results of operation and financial condition. The CFPB could also adopt rules imposing new and potentially burdensome requirements and limitations with respect to any of the Company's current or future lines of business, which could have a material adverse effect on the Company's operations and financial performance.

        In addition to the Dodd-Frank Act's grant of regulatory powers to the CFPB, the Dodd-Frank Act gives the CFPB authority to pursue administrative proceedings or litigation for violations of federal consumer financial laws. In these proceedings, the CFPB can obtain cease and desist orders (which can include orders for restitution or rescission of contracts, as well as other kinds of affirmative relief) and monetary penalties ranging from $5,000 per day for minor violations of federal consumer financial laws (including the CFPB's own rules) to $25,000 per day for reckless violations and $1 million per day for knowing violations. If the Company is subject to such administrative proceedings, litigation, orders or monetary penalties in the future, this could have a material adverse effect on its operations and financial performance. Also, where a company has violated Title X of the Dodd-Frank Act or CFPB regulations under Title X, the Dodd-Frank Act empowers state attorneys general and state regulators to bring civil actions for the kind of cease and desist orders available to the CFPB (but not for civil penalties). If the CFPB or one or more state officials believe the Company has violated the foregoing laws, they could exercise their enforcement powers in ways that would have a material adverse effect on the Company.

The Company is subject to many other laws and governmental regulations, and any material violations of or changes in these laws or regulations could have a material adverse effect on the Company's financial condition and business operations.

        The Company's financing operations are subject to regulation, supervision and licensing under various other federal, state and local statutes and ordinances. Additionally, the procedures that the Company must follow in connection with the repossession of vehicles securing Contracts are regulated by each of the states in which the Company does business. The various federal, state and local statutes, regulations, and ordinances applicable to the Company's business govern, among other things:

  •
  licensing requirements;

  •
  requirements for maintenance of proper records;

  •
  payment of required fees to certain states;

  •
  maximum interest rates that may be charged on loans to finance new and used vehicles;

  •
  debt collection practices;

  •
  proper disclosure to customers regarding financing terms;

  •
  privacy regarding certain customer data;

  •
  interest rates on loans to customers;

  •
  telephone solicitation of direct loan customers; and

  •
  collection of debts from loan customers who have filed bankruptcy.

        The Company believes that it maintains all material licenses and permits required for its current operations and is in substantial compliance with all applicable local, state and federal regulations. The Company's failure, or the failure by dealers who originate the Contracts the Company purchases, to maintain all requisite licenses and permits, and to comply with other regulatory requirements, could result in consumers having rights of rescission and other remedies that could have a material adverse effect on the Company's financial condition. Furthermore, any changes in applicable laws, rules and regulations, such as the passage of the Dodd-Frank Act and the creation of the CFPB, may make the Company's compliance therewith more difficult or expensive or otherwise materially adversely affect the Company's business and financial condition.

The Company's Chief Executive Officer holds a significant percentage of the Company's Common Shares and may take actions adverse to shareholder interests.

        Peter L. Vosotas, the Company's Chairman of the Board, President and Chief Executive Officer, beneficially owned approximately 13.2% of the Company's Common Shares as of the record date for the special meeting. As a result, he may be able to influence matters requiring shareholder approval, including the election and removal of directors and approval of significant corporate transactions, such as the Arrangement. This concentration of ownership could have the effect of delaying, deferring or preventing a change in control or impeding a merger or consolidation, takeover or other business combination, which could cause the market price of the Company's Common Shares to fall or prevent shareholders from receiving a premium in such transaction.

The Company's Common Shares are lightly traded, which may limit the ability of investors in the Company's Common Shares to sell their shares.

        The average daily trading volume of the Company's Common Shares on the NASDAQ Global Select Market for the fiscal year ended March 31, 2013 and the six months ended September 30, 2013 were approximately 23,487 shares and 25,689 shares, respectively. Thus, the Company's Common Shares are thinly traded. Thinly traded stock can be more volatile than stock trading in an active public market. Factors such as the Company's financial results, the introduction of new products and services by the Company or its competitors, and various factors affecting the consumer-finance industry generally may have a significant impact on the market price of the Company's Common Shares. In recent years, the stock market has experienced a high level of price and volume volatility, and market prices for the stocks of many companies, including the Company's, have experienced wide price fluctuations that have not necessarily been related to their operating performance. Therefore, the Company's shareholders may not be able to sell their shares at the volumes, prices, or times that they desire.

The Company's profitability and future growth depend on its continued access to bank financing.

        The profitability and growth of the business currently depend on the Company's ability to access bank debt at competitive rates. The Company currently depends on a $150.0 million line of credit facility with a financial institution to finance a large portion of its purchases of Contracts and fund its direct loans. This line of credit currently has a maturity date of November 30, 2014 and is secured by substantially all of the Company's assets. At September 30, 2013, the Company had approximately $131 million outstanding under the line of credit and approximately $19 million available for additional borrowing.

        The availability of the Company's credit facility depends, in part, on factors outside of the Company's control, including regulatory capital treatment for unfunded bank lines of credit and the availability of bank loans in general. Therefore, the Company cannot guarantee that this credit facility will continue to be available beyond the current maturity date on reasonable terms or at all. If the Company is unable to renew or replace its credit facility or find alternative financing at reasonable rates, it may be forced to liquidate. The Company will continue to depend on the availability of its line of credit, together with cash from operations, to finance its future operations.

The Company's high level of indebtedness could have important adverse consequences for its business. For example,

  •
  the Company may be unable to satisfy its obligations under its outstanding indebtedness;

  •
  the Company may find it more difficult to fund future working capital, capital expenditures, acquisitions, and general corporate needs;

  •
  the Company may have to dedicate a substantial portion of its cash resources to the payments on its outstanding indebtedness, thereby reducing the funds available for operations and future business opportunities; and

  •
  the Company may be more vulnerable to adverse general economic and industry conditions.

        The Company's ability to make payments on, or to refinance, its indebtedness will depend on its future operating performance, including its ability to access additional debt and equity financing, which to a certain extent, is subject to economic, financial, competitive and other factors beyond the Company's control. If new debt is added to the Company's current levels, the risks described above could intensify.

The Company may experience problems with its integrated computer systems or be unable to keep pace with developments in technology.

        The Company uses various technologies in its business, including telecommunication, data processing, and integrated computer systems. Technology changes rapidly. The Company's ability to compete successfully with other financing companies may depend on its ability to efficiently and cost-effectively implement technological changes. Moreover, to keep pace with its competitors, the Company may be required to invest in technological changes that do not necessarily improve the Company's profitability.

        The Company utilizes integrated computer systems to respond to customer inquiries and to monitor the performance of its Contract and direct loan portfolios and the performance of individual customers under the Company's Contracts and direct loans. Problems with the Company's systems' operations could adversely impact the Company's ability to monitor its portfolios or collect amounts due under its Contracts and direct loans, which could have a material adverse effect on the Company's financial condition and results of operations.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this proxy circular/prospectus may constitute forward-looking statements because they relate to future events or future performance or financial condition. These forward-looking statements may include statements as to:

  •
  the likelihood that the proposed arrangement is completed and the anticipated timing of the completion of the proposed arrangement;

  •
  the period following the completion of the arrangement and the transactions contemplated by the arrangement agreement;

  •
  the ability of Nicholas Financial-Canada and Prospect's businesses to successfully integrate if the proposed arrangement is completed; and

  •
  Nicholas Financial-Canada's future operating results and business prospects if the proposed arrangement is not completed.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this proxy circular/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risks Related to Prospect," and elsewhere in this document.

        The forward-looking statements included in this proxy circular/prospectus have been based on information available to the Company and Prospect on the date of this document, as appropriate, and the Company and Prospect assume no obligation to update any such forward-looking statements. Although the Company and Prospect undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company and Prospect may make directly to you or through reports that the Company and Prospect in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements in this proxy circular/prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act").

 THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

        The special meeting of the Securityholders will take place on [        ] [  ], 2014, at [  ] a.m. (Clearwater, Florida time), at Nicholas Financial-Canada's corporate headquarters, located at 2454 McMullen Booth Road, Building C, Clearwater, Florida.

Purpose of the Special Meeting

        Securityholders are being asked to consider and to approve the following resolutions (collectively, the "Arrangement Resolution"):

  •
  The Arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the "Arrangement") substantially as set forth in the Plan of Arrangement attached as Schedule B to the arrangement agreement, and as described in this proxy circular/prospectus, is hereby adopted and approved, and the board of directors of Nicholas Financial-Canada be and is hereby authorized to amend or revise the Arrangement in its discretion to the extent permitted by the arrangement agreement without further approval of the Securityholders;

  •
  The arrangement agreement is hereby ratified, confirmed and approved, and the board of directors be and is hereby authorized to amend or revise the arrangement agreement in its discretion to the extent permitted therein without further approval of the Securityholders;

  •
  Notwithstanding that the Arrangement has received the approval of the Supreme Court of British Columbia and the Securityholders, the board of directors of Nicholas Financial-Canada may, subject to the terms of the Arrangement, amend or decide not to proceed with the Arrangement or revoke this resolution at any time prior to the filing of the documents giving effect to the Arrangement, without further notice to or approval of the Securityholders; and

  •
  Any one director or officer of Nicholas Financial-Canada is hereby authorized to do all such acts and things and execute and file with all required regulatory authorities all other documents and instruments necessary or desirable to carry out these resolutions, including as may be applicable the Supreme Court of British Columbia, the Registrar of Companies for British Columbia, the SEC, and NASDAQ.

        Nicholas Financial-Canada's board of directors, including the independent directors, unanimously recommends that Nicholas Financial-Canada's Securityholders vote "FOR" approval of the Arrangement Resolution.

Record Date

        Only holders of record of Nicholas Financial-Canada Common Shares and options at the close of business on [      ], [    ], 2014, the "record date," are entitled to notice of and to vote at the special meeting. On the record date, [    ] Common Shares were issued and outstanding and held by approximately [    ] holders of record, and [    ] options were held by approximately [    ] holders of record.

Quorum and Adjournments

        Proxies, and the power of attorney or other authority, if any, under which they are signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of Nicholas Financial-Canada, Computershare Investor Services Inc., 510 Burrard Street, Vancouver, British Columbia V6C 3B9, or at the Corporate Headquarters of Nicholas Financial-Canada at Building C, 2454 McMullen Booth Road, Clearwater, Florida 33759-1343 not less than 48 hours,

Saturdays, Sundays and holidays excepted, prior to the time of the holding of the special meeting or any adjournment thereof.

        Votes cast by proxy or in person at the special meeting will be tabulated by the inspector appointed for the special meeting, who will also determine whether a quorum is present for the transaction of business. Nicholas Financial-Canada's Articles provide that a quorum is present if two or more shareholders of Nicholas Financial-Canada are present in person (or represented by proxy) holding an aggregate of at least 33 1/3% of the total issued and outstanding Common Shares of Nicholas Financial-Canada as of the record date for the special meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Given that there are no discretionary matters to be voted on at the special meeting, there should not be any broker non-votes. Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved. The vote required for the proposal to approve the Arrangement Resolution is set forth below under the caption "—Vote Required."

        Securityholders are urged to indicate their votes in the spaces provided on the proxy card. Proxies solicited by the board of directors of Nicholas Financial-Canada will be voted in accordance with the directions given therein. Unless your shares are held in a brokerage account or in "street name", if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" the approval of the Arrangement Resolution. Returning your completed proxy card will not prevent you from voting in person at the special meeting should you be present and wish to do so.

        Only registered Securityholders or duly appointed proxyholders are permitted to vote at the special meeting. Most shareholders of Nicholas Financial-Canada are nominee, or "non-registered," shareholders because the Common Shares they own are not registered in their names but are instead registered in the names of the brokerage firms, banks or trust companies through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of shares which are held on behalf of the person (the "Non-Registered Holder") but which are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) ("CDS") of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 (formerly National Policy Statement No. 41) of the Canadian Securities Administrators, Nicholas Financial-Canada has distributed copies of the Notice of special meeting, this proxy circular/prospectus and the proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

        Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Material will either:

          (a)   be given a form of proxy which has already been signed by the Intermediary (typically by a faxed, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with Nicholas Financial-Canada's Registrar and Transfer Agent as provided above; or

          (b)   more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page preprinted form. Sometimes instead of the one page preprinted form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

        In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares, which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the special meeting in person, the Non-Registered Holder should strike out the names of the Management Proxyholders named in the form and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Vote Required

        The Arrangement Resolution must be approved by at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders, as well as at least three-quarters (75%) of the votes cast by Nicholas Financial-Canada shareholders and optionholders (voting together as a group). Holders may vote either in person or by proxy at the special meeting and will be entitled to one vote for each share held and one vote for each share the holder has an option to acquire. Securityholders who abstain, fail to return their proxies or do not otherwise vote, will not affect the voting on the Arrangement Resolution. Notwithstanding the foregoing, the Arrangement Resolution authorizes the board of directors of Nicholas Financial-Canada, without further notice to or approval of the Securityholders, subject to the terms of the arrangement, to amend the arrangement agreement or to decide not to proceed with the arrangement and to revoke the Arrangement Resolution at any time prior to the arrangement becoming effective pursuant to the provisions of the BCBCA.

        If more than 10% of the issued and outstanding Common Shares of Nicholas Financial-Canada becomes the subject of a right of dissent (see "—Dissent Rights" below), the arrangement may be terminated by Prospect, and should the Securityholders fail to approve the Arrangement Resolution pursuant to the Interim Order, the arrangement will be terminated.

Voting of Management

        At the close of business on the record date, Nicholas Financial-Canada's executive officers and directors owned and were entitled to vote [    ] Common Shares and [    ] options of Nicholas Financial-Canada, representing [    ]% of the aggregate number of outstanding Common Shares and [    ]% of the aggregate number of outstanding Common Shares and options of Nicholas Financial-Canada on that date. None of Nicholas Financial-Canada's executive officers or directors has entered into any voting agreement relating to the proposed Arrangement; however, each of Nicholas Financial-Canada's executive officers and directors has indicated that he intends to vote his Common Shares and options, if any, in favor of the approval of the Arrangement Resolution.

Voting of Proxies

        All shares and options of Nicholas Financial-Canada represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the Securityholders giving those proxies. Unless your shares are held in a brokerage account or in "street name", if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" the approval of the Arrangement Resolution.

Revocability of Proxies

        Submitting a proxy on the enclosed form does not preclude a Securityholder from voting in person at the special meeting. A Securityholder may revoke a proxy by filing with Nicholas Financial-Canada a duly executed revocation of proxy at any time up to and including the last business day before the day for the holding of the special meeting, or by providing such revocation of proxy to the chair of the special meeting, at the special meeting. A Securityholder may revoke a proxy by any of these methods, regardless of the method used to deliver the Securityholder's previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy.

Solicitation of Proxies

        Nicholas Financial-Canada and/or Prospect will bear the expenses incurred in connection with the printing and furnishing of this document to its Securityholders. In addition to solicitation by mail, Nicholas Financial-Canada's executive officers, who will not be specially compensated, may solicit proxies from Nicholas Financial-Canada's Securityholders by telephone, facsimile, telegram or other electronic means or in person. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Shares held of record by these persons, and Nicholas Financial-Canada will reimburse them for their reasonable out-of-pocket expenses.

        Nicholas Financial-Canada will mail a copy of this document, including the Notice of Special Meeting and the proxy card included in these materials, to each holder of record of its Common Shares and options on the record date.

Dissent Rights

        Pursuant to the Interim Order, Securityholders may exercise rights of dissent ("Dissent Rights") under Sections 237 - 247 in Division 2 of Part 8 of the BCBCA, as the same may be modified by the Interim Order and set out herein, with respect to Common Shares and options in connection with the arrangement, provided that the written notice of dissent to the Arrangement Resolution by Securityholders who wish to dissent contemplated by Section 242 of the BCBCA (a "Dissent Notice") must be received by Nicholas Financial-Canada not later than 5:00 pm (Vancouver time) on the last business day preceding the date of the special meeting or any date to which the special meeting may be postponed or adjourned, and provided further that Securityholders who exercise such Dissent Rights (the "Dissenting Shareholders" or "Dissenting Optionholders" as the case may be, and collectively, the "Dissenting Securityholders") and who:

          (a)   are ultimately determined to be entitled to be paid in cash the fair value by the Purchaser for the shares or options, as applicable, in respect of which they have validly exercised Dissent Rights will be deemed to have irrevocably transferred such shares or options (to the extent necessary to effect the transfer of such options by a Dissenting Optionholder to the Purchaser, the Stock Option Plans and the option agreements with respect to such options shall be amended to permit such transfer to the Purchaser without the need for any further act or formality), as applicable, to the Purchaser (free and clear of any liens), pursuant to Section 3.1(c) of the Plan of Arrangement as of the effective time (as defined in the arrangement agreement); or

          (b)   are ultimately not entitled, for any reason, to be paid fair value by the Purchaser for the shares or options, or if such fair value for their options is equal to the Option Consideration (as defined in the arrangement agreement), as applicable, in respect of which they have exercised Dissent Rights, will be deemed to have participated in the arrangement on the basis set forth in Section 3.1(a) or 3.1(d) of the Plan of Arrangement, as applicable, on the same basis as the shareholders or optionholders who did not exercise Dissent Rights and will be deemed to have irrevocably transferred such shares to the Purchaser (free and clear of any liens) and to have such options cancelled pursuant to Sections 3.1(a) or 3.1(e) of the Plan of Arrangement, as applicable, as of the effective time; and

          (c)   but in no case will Nicholas Financial-Canada, Prospect, or any other person, including the depositary, Computershare Investor Services Inc., be required to recognize any Dissenting Shareholder or Dissenting optionholder as a holder of Common Shares or options, as applicable, after the effective time, and the names of each Dissenting Shareholder and Dissenting Optionholder will be removed from the securities registers of Nicholas Financial-Canada at the effective time. For greater certainty, and in addition to any other restriction under Section 242 of the BCBCA, neither (i) optionholders who vote, or who have instructed a proxyholder to vote, in favor of the Arrangement Resolution, or who have consented in writing to the arrangement, shall be entitled to exercise Dissent Rights, nor (ii) shareholders who vote, or who have instructed a proxyholder to vote, in favor of the Arrangement Resolution, shall be entitled to exercise Dissent Rights.

        Pursuant to the terms of the arrangement agreement, the obligation of Prospect to complete the arrangement is subject to Nicholas Financial-Canada not having received notices of dissent in respect of more than 10% of the total issued and outstanding number of Common Shares, which requirement may be waived by Prospect. Should Prospect not complete the arrangement, whether as a result of the failure of Nicholas Financial-Canada's Securityholders to approve the Arrangement Resolution or Nicholas Financial-Canada receiving Dissent Notices in excess of 10% of the total outstanding Common Shares or for any other reason, Dissenting Shareholders and Dissenting Optionholders will not be entitled to receive fair value for their shares or options, as the case may be.

        The terms and procedures contained in Sections 237 - 247 in Division 2 of Part 8 of the BCBCA for the right of dissent for the shareholders are set out more particularly in Annex D attached hereto (of which certain provisions have been modified by the Interim Order), and the terms and procedures for the right of dissent for the optionholders are set out more particularly in Annex E attached hereto.

        All Dissent Notices of a Securityholder, in accordance with the provisions of the Plan of Arrangement, should be addressed to the registered office of Nicholas Financial-Canada at Suite 1750, 1185 W. Georgia St., Vancouver, British Columbia, V6E 4E6, Attention: Mr. Paul A. Bowes.

        A Dissenting Shareholder or Dissenting Optionholder who has sent a demand for payment pursuant to a Dissent Notice, or Nicholas Financial-Canada or Prospect, may apply to the Supreme Court of British Columbia which may: (a) require the Dissenting Securityholder to sell, and Nicholas Financial-Canada to purchase, the shares or options in respect of which a Dissent Notice has been validly given; (b) set the price and terms of the purchase and sale, or order that the price and terms be established by arbitration, in either case having due regard for the rights of creditors; (c) join in the application of any other Dissenting Shareholder who has delivered a demand for payment; and (d) make consequential orders and give such directions as it considers appropriate. No Dissenting Shareholder who has delivered a demand for payment may vote or exercise or assert any rights of a shareholder in respect of the shares for which a demand for payment has been given, other than the rights to receive payment for those shares. No Dissenting Optionholder who has delivered a demand for payment may vote or exercise or assert any rights of an optionholder in respect of the options for which a demand for payment has been given, other than the rights to receive payment for those options. Once the arrangement becomes effective, and until a Dissenting Securityholder who has delivered a demand for payment is paid in full, that Dissenting Securityholder may exercise and assert all the rights of a creditor of Nicholas Financial-Canada. No Dissenting Securityholder may withdraw his or her demand for payment, unless Nicholas Financial-Canada consents.

        Once the arrangement becomes effective, none of the resulting changes to Nicholas Financial-Canada will affect the rights of the Dissenting Securityholders or Nicholas Financial-Canada or Prospect, or the price to be paid for the Dissenting Securityholder's shares or options, as the case may be. If the Supreme Court of British Columbia determines that a person is not a Dissenting Securityholder or is not otherwise entitled to dissent, the Court, without prejudice to any acts or proceedings that Nicholas Financial-Canada, Prospect or the Securityholders may have taken during the intervening period, may make the order it considers appropriate to remove the restrictions on the Dissenting Securityholder from dealing with his or her shares or options.

        The foregoing summary does not purport to be a comprehensive statement of the procedures to be followed by a Dissenting Securityholder who seeks payment of the fair value of such Securityholder's shares or options, as the case may be, and is qualified in its entirety by reference to the detailed provisions set forth in the Interim Order and Sections 237 - 247 of the BCBCA, the full texts of which are attached to this proxy circular/prospectus, respectively, as Annex F and Annex D, the optionholders' rights of dissent attached as Annex E, and the Plan of Arrangement attached as Schedule B to the arrangement agreement attached to this proxy circular/prospectus as Annex B. The Dissent Rights as described herein require strict adherence to the procedures established and failure to do so may result in the loss of Dissent Rights. Accordingly, each Securityholder who might desire to exercise the Dissent Rights should carefully consider and comply with these provisions and should consult a legal advisor.

CAPITALIZATION OF PROSPECT

        The following table sets forth Prospect's capitalization as of September 30, 2013:

  •
  on an actual basis;

  •
  on an as adjusted basis giving effect to the issuance of 448,418 shares in connection with Prospect's dividend reinvestment plan during the period from September 30, 2013 to January 3, 2014 and Prospect's issuance of 29,857,039 shares of common stock during the period from October 1, 2013 to December 30, 2013 (with settlement through January 3, 2014) under Prospect's ATM Program, the issuance of $141.8 million aggregate principal amount of Prospect Capital InterNotes® since September 30, 2013 (net of redemptions) and the repayment of $69.0 million under Prospect's credit facility; and

  •
  on an as further adjusted basis giving effect to the transactions noted in the prior column and the proposed arrangement assuming $11.27 is the VWAP per share of Prospect common stock for the 20 trading days ending on the trading day prior to the arrangement.

	As of September 30, 2013
	Actual	As Adjusted for Issuances and Dividends Paid After September 30, 2013		As Further Adjusted for the Proposed Arrangement(3)
	(in thousands, except shares and per share data)
	(unaudited)
Long-term debt, including current maturities:
Credit facility payable	$69,000	—	(1)	—
Senior convertible notes	847,500	847,500		847,500
Senior unsecured notes	347,762	347,762		347,762
Prospect Capital InterNotes®	461,977	603,799	(1)	603,799
Amount owed to affiliates	1,789	1,789		1,789

Total long-term debt	1,728,028	1,800,850		1,800,850

Stockholders' equity:
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 271,404,289 shares outstanding actual, 301,709,746(2) shares outstanding as adjusted and 319,041,819(3) shares outstanding as further adjusted for the proposed amalgamation)	271	302		319
Paid-in capital in excess of par value	2,999,878	3,341,533		3,533,023
Undistributed net investment income	72,745	72,745		72,745
Accumulated realized losses on investments	(73,987)	(73,987)		(73,987)
Net unrealized depreciation on investments	(89,152)	(89,152)		(89,152)

Total stockholders' equity	2,909,755	3,251,441		3,442,948

Total capitalization	$4,637,783	$5,052,291		$5,243,798

(1)
As of January 3, 2014, (1) Prospect had no borrowings outstanding under its credit facility, representing a $69.0 million reduction of borrowings, and (2) issued $141.8 million additional Prospect Capital InterNotes® (net of redemptions), in each case, subsequent to September 30, 2013.

(2)
Includes 448,418 shares of Prospect's common stock issued on October 24, 2013, November 21, 2013 and December 19, 2013 in connection with its dividend reinvestment plan, and 29,857,039 shares in connection with the ATM Program from October 1, 2013 to December 30, 2013 (with settlement through January 3, 2014), resulting in net proceeds of $196.2 million to Prospect of which $0.18 million was recorded as common stock and $196.0 million as paid-in capital in excess of par value.

(3)
On December 17, 2013, the Prospect Parties entered into an arrangement agreement with Nicholas Financial-Canada. The arrangement agreement contemplates the amalgamation of Nicholas Financial-Canada with and into an indirect, wholly owned portfolio company of Prospect. In the amalgamation, each outstanding share of Nicholas Financial-Canada common stock will be converted into the right to receive a number of shares of Prospect common stock determined by dividing $16.00 by the VWAP per share of Prospect common stock for the 20 trading days ending on the trading day immediately prior to the amalgamation, subject the payment of cash in lieu of fractional shares of Prospect common stock. The table reflects 17,332,073 shares of Prospect common stock being issued, assuming $11.27 is the VWAP per share of Prospect common stock for the 20 trading days ending on the trading day immediately prior to the amalgamation, in exchange for the 12,208,279 shares of Nicholas Financial-Canada common stock then outstanding; however, the number of shares of Prospect common stock that will be issued will depend on the actual VWAP per share of Prospect common stock for the 20 trading days immediately prior to the effective time of the arrangement and therefore may be different than $11.27.

 THE ARRANGEMENT RESOLUTION PROPOSAL

        The discussion in this proxy circular/prospectus, which includes all of the material terms of the proposed arrangement and the principal terms of the arrangement agreement, is subject to, and is qualified in its entirety by reference to, the arrangement agreement, a copy of which is attached as Annex B to this document and is incorporated by reference in this proxy circular/prospectus.

General Description of the Arrangement

        Pursuant to the arrangement agreement, at the effective time (as defined therein) Nicholas Financial-Canada and the Purchaser will amalgamate and form an entity, Amalco, which will be an unlimited liability company under the BCBCA. Amalco will be the surviving entity and will succeed to and assume all of the rights and obligations of the Purchaser and Nicholas Financial-Canada. Amalco will be a wholly-owned portfolio company of Prospect. As a result of the proposed arrangement, all Nicholas Financial-Canada's assets and liabilities immediately before the amalgamation will become assets and liabilities of Amalco immediately after the amalgamation, and Nicholas Financial-Canada's wholly-owned subsidiaries, Nicholas Financial and NDS, will become direct subsidiaries of Amalco. See "Description of the Arrangement Agreement."

        Each Nicholas Financial-Canada shareholder will receive for each Common Share (or fraction thereof) of Nicholas Financial-Canada owned, as of the date of consummation of the arrangement (the "effective time"), that number of shares of Prospect common stock determined by dividing $16.00 by the VWAP of Prospect common stock on NASDAQ for the 20 trading days prior to and ending on the trading day immediately preceding the effective time. Holders of Common Shares of Nicholas Financial-Canada will not receive any fractional shares of Prospect's common stock in the arrangement. Instead, each Nicholas Financial-Canada shareholder otherwise entitled to a fractional share interest in Prospect will be paid an amount in cash, based on a formula set forth in the arrangement agreement and rounded to the nearest cent.

        Based on the number of shares of Prospect common stock issued and outstanding as of the record date and the VWAP of Prospect common stock over the 20 trading days prior to the record date, Nicholas Financial-Canada's shareholders will own approximately [      ]% of the aggregate Prospect common stock outstanding immediately after the consummation of the arrangement.

Court Approvals

        The Company obtained the Interim Order in the form which is attached as Annex F to this proxy circular/prospectus (the "Interim Order"). Subject to the terms of the arrangement agreement and, if the Arrangement Resolution is approved at the special meeting, the Company will apply to the Supreme Court of British Columbia (the "Court") for the final order for approval of the Plan of Arrangement (the "Final Order") at the Court House, 800 Smithe Street, Vancouver, British Columbia, on [      ], 2014, at 9:45 a.m. (Vancouver time) or as soon thereafter as counsel may be heard. See the Notice of Application for Final Order attached as Annex G for further information on participating or presenting evidence at the hearing for the Final Order.

        Securityholders of the Company, as well as its creditors, will be entitled to appear in person or by counsel at the hearing for the Final Order, and to make a submission regarding the arrangement, subject to filing and serving an Appearance and satisfying any other applicable requirements.

        At the hearing for the Final Order, the Court will also consider, among other things, the fairness of the terms and conditions of the arrangement and the rights and interests of every person affected. The Court may approve the arrangement either as proposed, or make the arrangement subject to such terms and conditions as the Court considers appropriate, or may dismiss the application.

Background of the Arrangement

        The Company's board of directors and senior management, as part of their ongoing activities, regularly review and discuss the Company's business strategies and the strategic alternatives available to the Company, including continuing as an independent public company and engaging in potential strategic transactions.

        On January 9, 2013, the Company received a written non-binding indication of interest, or IOI, from Prospect to acquire the Company in exchange for shares of Prospect common stock valued at $15.72 per Common Share, which represented approximately a 13% premium over the closing price of the Company's Common Shares on that date.

        On February 15, 2013, the Company's board of directors held a special meeting at which all of the Company's directors were present, along with a representative from Foley & Lardner LLP, the Company's outside corporate counsel ("Foley"), to, among other things, consider the IOI received from Prospect and whether to retain a financial advisor to assist with the development and evaluation of potential strategic alternatives. The Company's board of directors considered a number of issues facing the Company, including the cost of being a public company, the competitive environment, the dependence of expansion upon the availability of credit, the volatility and volume of the trading of the Company's Common Shares, and the history and valuations of other companies in the industry, among other factors. The Company's board of directors also authorized management to arrange interviews with a select group of potential financial advisors to assist the Company's board of directors in developing and evaluating potential strategic alternatives to the Prospect IOI.

        On February 19, 2013, the Company's board of directors declared a quarterly cash dividend equal to $0.12 per Common Share, payable on March 29, 2013 to shareholders of record as of March 22, 2013.

        The Company communicated to Prospect that the Company's board of directors had reviewed Prospect's bid of $15.72 per Common Share, but decided to consider possible strategic alternatives. On March 1, 2013, the Company received a revised IOI from Prospect pursuant to which Prospect increased its proposed offer price from $15.72 per Common Share to a range of $16.25 to $16.50 per Common Share, payable in shares of Prospect common stock. The price range set forth in the revised IOI represented an approximately 20% to 22% premium over the closing price of the Company's Common Shares on that date.

        Shortly thereafter, at the request of the Company's board of directors, a committee of the board comprised of Messrs. Vosotas, Finkenbrink and Neal interviewed five financial advisory firms to assist the Company's board of directors in reviewing possible strategic alternatives for the Company as an alternative to the Prospect IOI.

        On March 14, 2013, the Company's board of directors held a special meeting, at which all of the Company's directors were present, to review the results of such interview process. The Company's board of directors believed that, among other things, Janney had significant relevant experience in the industry and the capability of efficiently and effectively advising the Company's board of directors on possible strategic alternatives. After further discussion, the Company's board of directors unanimously agreed to engage Janney as the Company's independent financial advisor and authorized senior management to negotiate the terms of such engagement. Prior to making such decision, the Company's board of directors had been fully advised by Janney of the fact that Janney provided services to Prospect in connection with an unrelated public offering of Prospect common stock in 2007.

        On March 20, 2013, the Company publicly announced that the Company's board of directors had retained Janney as the Company's independent financial advisor to assist the Company's board of directors in evaluating possible strategic alternatives for the Company, including but not limited to, the possible sale of the Company or certain of its assets, potential acquisition and expansion opportunities and/or a possible debt or equity financing. At the same time, the Company announced that it had received an unsolicited, non-binding indication of interest, or IOI, from a potential third-party acquirer. The stock price increased from a close of $13.24 per Common Share on March 20, 2013, the date of the announcement, to a close of $14.84 per Common Share on March 21, 2013.

        Between the Company's public announcement on March 20, 2013 and April 9, 2013, Janney contacted, or was contacted by, 88 potential strategic and financial buyers.

        On April 3, 2013, Prospect executed a confidentiality agreement with the Company and commenced due diligence on the Company and its business.

        On April 5, 2013, the Company's board of directors held a special meeting at which all of the Company's directors were present, along with representatives from Foley and Janney who participated telephonically. During the meeting, Janney provided an overview of certain strategic alternatives available to the Company, including (i) continuing to pursue the Company's existing business plan, (ii) undergoing a recapitalization transaction, (iii) expanding through significant acquisitions, and (iv) a sale of the Company or a consummation of a strategic merger or other business combination. Further, Janney discussed with the Company's board of directors the general state of the mergers and acquisitions market, the Company's historical stock price and valuations, relative valuation of the Company to peer companies, other automobile finance company transactions, and Janney's valuation analysis, among other considerations. Janney also reviewed in detail with the Company's board of directors the results of its process conducted to date. Of the potential third-party acquirers contacted, 21 interested parties were provided a bid instruction letter requesting that they submit an IOI based on publicly available information. The Company's board of directors discussed the relative merits of the various strategic alternatives available to the Company, and the Company's board of directors authorized and directed Janney to continue the process of soliciting potential strategic and financial buyers regarding their interest in pursuing a possible strategic transaction with the Company.

        As of the April 9, 2013 deadline for submitting an IOI, Janney had received preliminary written IOIs from four interested parties, other than Prospect, to acquire all of the outstanding Common Shares of the Company. Additionally, Prospect reaffirmed its March 1, 2013 IOI. In mid April, a sixth investment group ("Company E") submitted an IOI but failed to provide Janney with the information necessary to qualify as a serious and credible bidder and, thus, was not included in the interested party group. Of the five interested parties, four were financial buyers and one was a strategic buyer. The non-binding IOIs submitted by such parties, including Prospect, reflected valuations of the Company's outstanding Common Shares ranging from $13.25 to $17.00 per share.

        On April 15, 2013, the Company's board of directors held a special telephonic meeting at which all of the Company's directors were present, along with representatives from Foley and Janney. During this meeting, the Company's board of directors engaged in a detailed review and discussion of the merits of each IOI. The Company's board of directors agreed with Janney's recommendation to exclude one of the five interested parties from the ongoing process due to the pricing set forth in its IOI falling below what the Company's board of directors determined to be an acceptable range to warrant further consideration. The Company's board of directors also directed Janney to continue discussions with the four remaining interested parties, including Prospect.

        Shortly thereafter, each of the three remaining interested parties, other than Prospect, executed confidentiality agreements with the Company and commenced preliminary due diligence on the Company and its business, which included a review of certain financial projections for the Company. In addition, between April 25 and May 1, 2013, all four remaining interested parties, including Prospect, met with senior management of the Company in Clearwater, Florida.

        Between April 15 and May 13, 2013, the Company's board of directors met three additional times, twice telephonically and once in person, to review and discuss the ongoing process. Representatives of

Janney were present telephonically at two of such meetings and a representative of Foley was present telephonically at one of such meetings.

        On May 7, 2013, the Company's board of directors declared a quarterly cash dividend equal to $0.12 per Common Share, payable on June 28, 2013 to shareholders of record as of June 21, 2013.

        On May 21, 2013, at the direction of the Company's board of directors, Janney distributed final bid instructions and a proposed form of arrangement agreement to the four remaining bidding parties asking each to submit a firm, non-binding letter of intent by June 10, 2013.

        On May 21, 2013, Company E, which had generally disregarded the process established by the Company's board of directors, sought to rejoin the process and executed a confidentiality agreement with the Company. However, Company E continued to disregard Janney's requests for qualifying information, did not seek access to the Company's virtual data room or otherwise request non-public information regarding the Company, failed to meet the process deadlines as set forth by the Company's board of directors and did not submit a final letter of intent, as requested. The Company's board of directors considered Company E's sporadic communications in the ensuing eight months, but continued to conclude that Company E did not qualify as a serious and credible bidder.

        On or about June 10, 2013, three of the four interested parties submitted written non-binding letters of intent. On June 12, 2013, the Company's board of directors held a special meeting at which all of the Company's directors were present, along with representatives from Foley and Janney who participated telephonically, to review the three letters of intent received as of that date. The Company's board of directors discussed, among other things, how best to proceed to maximize the existing offers. The Company's board of directors also determined to delay further consideration of the three letters of intent received to date until after the receipt of the proposal from Company C, which proposal the Company's board of directors expected to receive within the next week. On June 24, 2013, the Company's board of directors held a special meeting at which all of the Company's directors were present, along with representatives from Foley and Janney, who participated telephonically, to review and discuss the respective merits of the four letters of intent received from the remaining parties. The final letters of intent contained offers ranging from $14.25 to $17.00 per Common Share. Following such review and discussion, the Company's board of directors determined to proceed exclusively with Company C, whose letter of intent consisted of an all-cash bid of $17.00 per Common Share, with no financing contingency.

        Thereafter, the Company and Company C spent more than one month negotiating the terms of the letter of intent. During this negotiation process, Company C began its confirmatory due diligence process.

        During July 2013, the Company's board of directors met six times, once telephonically and five times in person, to review and discuss the ongoing process, including, among other things, the status of negotiations with Company C and the progress of Company C's due diligence review of the Company. Representatives of Foley and Janney participated telephonically in each of such meetings.

        On August 1, 2013, the Company's board of directors held a special telephonic meeting at which all of the Company's directors were present, along with representatives from Foley and Janney, to consider an unsolicited revised letter of intent received from Prospect of $17.10 per Common Share, payable in a combination of cash and Prospect common stock, as well as the status of the ongoing negotiations with Company C. The Company's board of directors instructed Janney to contact Company C to see whether it would increase its $17.00 offer.

        On August 5, 2013, the Company's board of directors held a special telephonic meeting at which all of the Company's directors were present, along with representatives from Foley and Janney, to review and discuss the relative merits of the revised Prospect letter of intent and the Company C offer, which Company C was unwilling to increase. Following such review and discussion, and based upon various factors, including (i) the fact that each of Prospect and Company C was only willing to proceed on an exclusive basis, (ii) the fact that the Company and Company C were unable to negotiate and execute a letter of intent after more than 30 days of discussions and negotiations, (iii) an assessment that there would be a greater likelihood of finalizing a transaction with Prospect, especially given Prospect's demonstrated experience in closing transactions, and (iv) the recommendation of Janney, the Company's board of directors decided to commence negotiations with Prospect and authorized senior management to work with Janney and Foley to negotiate and execute a letter of intent.

        On August 13, 2013, the Company's board of directors declared a quarterly cash dividend equal to $0.12 per Common Share, payable on September 27, 2013 to shareholders of record as of September 20, 2013.

        On August 15, 2013, the Company executed a letter of intent with Prospect, which reiterated Prospect's willingness to acquire the Company for $17.10 per outstanding Common Share, payable one-half in cash and one-half in shares of Prospect common stock, and granted Prospect an exclusive right to conduct due diligence and negotiate with the Company through September 30, 2013.

        On September 27, 2013, the Company's board of directors held a special telephonic meeting, at which all of the Company's directors were present, to consider Prospect's request for an additional 30 days of exclusivity. Based upon the fact that due diligence and negotiations between the parties were moving forward, the Company's board of directors approved an amendment to the letter of intent extending the exclusivity period through October 30, 2013.

        On October 4, 2013, the Company provided Prospect with updated management financial projections, including management's expectations regarding the Company's financial results for the fiscal quarter-ending September 30, 2013, which indicated that the Company's earnings would be lower than previously projected for the fiscal quarter ended September 30, 2013 and for future periods.

        On October 30, 2013, Prospect notified the Company that, based upon the results of its confirmatory due diligence findings and the Company's lower earnings and revised (and lower) financial projections, Prospect was revising its letter of intent to $15.75 per outstanding Common Share, with 100% of the consideration to be paid in shares of Prospect common stock. Alternatively, Prospect was willing to pay $14.60 per outstanding Common Share, if the consideration were to be paid one-half in cash and one-half in shares of Prospect common stock.

        Thereafter, on October 31, 2013, the Company's board of directors held a special telephonic meeting at which all of the Company's directors were present, along with representatives from Foley and Janney. During the meeting the Company's board of directors reviewed and discussed Prospect's letter of intent and considered the alternatives available to the Company. Following such discussion, the Company's board of directors directed Janney to contact the four other third parties that had submitted IOIs in April 2013 to reassess their interest in a possible transaction based upon the Company's revised financial projections. The Company's board of directors also directed Janney to continue negotiating with Prospect with a view toward getting Prospect to increase its revised $15.75 all-stock offer.

        On October 31, 2013, the Company announced its financial results for the fiscal quarter ended September 30, 2013, which included net earnings of $4.3 million, a decrease of 16% from the same period for the preceding fiscal year. The following day, the Company's Common Shares closed trading at $15.24 per share.

        On November 11, 2013, the Company's board of directors held a regular quarterly meeting at which all of the Company's directors were present, along with representatives from Foley and Janney, who participated telephonically, to consider the responses received from the other interested parties contacted by Janney. While Company C did not respond, the other three interested parties indicated interest at prices below their previously submitted letters of intent. Among the reasons given were the updated financial projections and declining earnings. Thus, Prospect's offer of $15.75 per Common

Share was the best offer, in the opinion of the Company's board of directors. The Company's board of directors considered the various alternatives available to the Company, including continuing to operate as an independent public company and whether to wait for another time to seek strategic alternatives, and decided to continue negotiations with Prospect. Thereafter, the Company's board of directors directed Janney to negotiate with Prospect to increase its offer.

        On November 11, 2013, the Company and Prospect agreed to continue to pursue a potential transaction at an increased price of $16.00 per outstanding Common Share, with 100% of the consideration to be paid in shares of Prospect common stock.

        On November 22, 2013, the Company and Prospect executed a revised letter of intent that reflected Prospect's increased offer of $16.00 per outstanding Common Share, payable 100% in shares of Prospect common stock, and granted Prospect the exclusive right to continue negotiations with the Company through December 12, 2013.

        Between November 22, 2013 and December 12, 2013, the Company and Prospect continued to conduct due diligence and negotiate the terms of the arrangement agreement and related documentation.

        On December 12, 2013, the Company's board of directors held a special meeting in Clearwater, Florida at which all of the Company's directors were present, along with representatives from Foley and Janney, to consider, among other things, the form of arrangement agreement, including the Plan of Arrangement, pursuant to which Prospect would acquire the Company. At the request of the Company's board of directors, Janney reviewed and discussed the process to date and its financial analyses of Prospect and the proposed arrangement as well as responded to questions from the Company's board of directors. After the representatives of Janney excused themselves from the meeting, a representative of Foley reviewed in detail with the board of directors the proposed arrangement agreement, as well as related documentation and issues, and in connection therewith, a representative of Foley reviewed with the Company's board of directors its fiduciary obligations, as counsel had at multiple prior meetings during the relevant period. A discussion of the proposed arrangement agreement and related matters ensued, during which the Foley representative responded to numerous questions from the members of the Company's board of directors. At the conclusion of the meeting, the Company's board of directors instructed management, Janney and Foley to seek to resolve all remaining issues with Prospect.

        On December 17, 2013, the Company's board of directors held a special telephonic meeting at which all of the Company's directors were present, along with representatives from Foley and Janney. The Company's legal counsel updated the Company's board of directors regarding changes to, and the status of, the arrangement agreement and related documentation. Also, during this meeting, Janney updated the Company's board of directors regarding Janney's financial analyses of Prospect and the proposed arrangement.

        During the evening of December 17, 2013, the Company's board of directors held a special telephonic meeting at which a representative of Foley reviewed the final changes to the arrangement agreement and related documentation. Following a discussion of such documentation, the Company's board of directors requested that Janney update its financial analyses of Prospect and the proposed arrangement previously delivered to the Company's board of directors. Thereafter, Janney, at the request of the Company's board of directors, rendered its oral opinion as of December 17, 2013 to the Company's board of directors, which was subsequently confirmed by delivery of Janney's written opinion dated the same date, with respect to the fairness, from a financial point of view, of the consideration to be received by the holders of Common Shares of the Company pursuant to the arrangement agreement, including the Plan of Arrangement. The full text of Janney's written opinion, dated December 17, 2013, is attached to this proxy circular/prospectus as Annex H. The Company's shareholders are encouraged to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken.

        Following a discussion of numerous factors, including the various factors described elsewhere in this proxy circular/prospectus, and based upon a thorough and exhaustive evaluation process conducted, the Company's board of directors unanimously declared the arrangement agreement (including the Plan of Arrangement) and arrangement contemplated thereby, to be fair and in the best interests of the Company and the Securityholders, and approved and adopted the arrangement agreement, including the Plan of Arrangement, and authorized the execution and delivery thereof.

        Following the meeting of the Company's board of directors, the Company and Prospect executed the arrangement agreement on December 17, 2013.

        Before the opening of trading of the Company's Common Shares on December 18, 2013, each of the Company and Prospect issued a press release announcing the execution of the arrangement agreement.

Reasons for the Proposed Arrangement

        In evaluating the arrangement proposal from Prospect, the Company's board of directors considered numerous factors, including the ones described below, and, as a result, determined that the proposed arrangement was in the Company's best interests and the best interests of the Company's Securityholders:

  •
  Thorough Review of Strategic Alternatives.  The Company engaged in a thorough review of the potential strategic alternatives to the Prospect proposal, including, among other things, the possible sale of the Company or certain of its assets, potential acquisition and expansion opportunities and/or a possible debt or equity financing. In furtherance of the evaluation and proposal solicitation process, the Company publicly announced on March 20, 2013 that it was actively evaluating possible strategic alternatives thereby putting potential parties on notice that the Company was open to discussing such potential alternatives. Lastly, at the request of the Company's board of directors, Janney contacted 88 potential parties in order to determine whether they might be interested in pursuing a transaction with the Company. Of the 88 potential parties contacted, five submitted non-binding indications of interest as of April 9, 2013 and four parties executed non-disclosure agreements in April 2013, including Prospect. These four parties received confidential information concerning the Company's business, management, assets, liabilities, financial condition and results of operations and were invited to perform in-depth due diligence, including meeting with management. On or about April 15, 2013, the Company received a bid from Company E, which the Company's board of directors determined not to be a serious and credible bidder. On or about June 10, 2013, the Company received four other final bids. Based on this lengthy and thorough process, the Company's board of directors believes it explored all possible strategic alternatives reasonably available to the Company. See "—Background of the Arrangement."

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  Best Alternative Reasonably Available to the Company.  Because the Company publicly announced it was actively evaluating possible strategic alternatives, and contacted such a large number of potential parties to determine their levels of interest in a transaction involving the Company, the Company's board of directors strongly believes that, of all possible strategic alternatives evaluated and based on the proposed transactions submitted by interested parties, the proposed transaction with Prospect represents the best possible strategic alternative that is reasonably available to the Company. In making this determination, the Company's board of directors considered:

  •
  the current financial condition of the Company;

    •
    the current and prospective business and economic environments in which the Company operates, including challenging national, regional, and local economic conditions, the competitive environment for specialized auto finance companies characterized by intensifying competition from new entrants into the industry and large financial institutions offering consumer finance products, the regulatory burdens on consumer finance companies, and the uncertainties in the regulatory climate going forward;

    •
    the current trading price of the Company's Common Shares;

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    the results that the Company could expect to obtain if it continued to operate independently, and the likely benefits to the Company's Securityholders of that course of action, as compared with the value of the arrangement consideration offered by Prospect;

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    the terms of the other proposals submitted, including the proposed economic terms, the conditions to closing, the expected timing of such transactions, and the likelihood of consummation;

    •
    the other possible strategic alternatives reasonably available to the Company;

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    the financial terms of the Prospect proposal, including the form and amount of consideration, the proposed exchange ratio and Prospect's ability to negotiate and consummate a transaction;

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    the business and legal due diligence review of Prospect's operations, its portfolio companies and other corporate and financial matters conducted by the Company and its legal and financial advisors;

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    the benefits of being part of a larger and more diversified organization and the risks of continuing to be an independent company, given the Company's limited financial resources and access to capital relative to Prospect;

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    the likelihood of Prospect consummating the arrangement based upon Prospect's history of completing similar transactions; and

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    the fact that no stockholder approval of Prospect's stockholders would be required.

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  Market Price and Premium.  In evaluating the consideration payable to the Company's Securityholders pursuant to the arrangement, the Company's board of directors noted that $16.00 represents a premium of approximately 21% to the average closing market price of the Company's Common Shares for the 20 trading days immediately prior to the March 20, 2013 announcement by the Company that its board of directors had retained Janney as its independent financial advisor to assist the Company's board of directors in evaluating possible strategic alternatives for the Company.

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  Historical and Projected Financial Performance.  The Company's board of directors considered the Company's recent financial performance, including recent trends in delinquencies, losses and gross margins, and their impact on the Company's operating results. The Company's board of directors also considered the fact that, as a result of the Arrangement, existing shareholders would be unable to benefit directly from any future growth of the Company. In this regard, the Company's board of directors considered its understanding of the Company's business, historical, current and projected financial performance, competitive and operating environment, operations, prospects and management strengths, along with current trends in the industry in which the Company operates, including the current regulatory environment, as well as the execution risks of continuing with the Company's current strategy in light of the foregoing.

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  Strategic and Business Considerations.  Because the Company's shareholders will be shareholders in Prospect following the Arrangement, the Company's shareholders stand to participate in the future growth and prospects of Prospect and its portfolio companies, including the Company. Prospect is an established company with a strong capital position and performance history. Given that the shares of Prospect common stock to be received by the Company's shareholders in the Arrangement will be registered under the Securities Act, they generally should be freely tradable immediately following the consummation of the transaction.

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  Opinion of the Company's Financial Advisor.  In connection with the arrangement, the Company's board of directors received an oral opinion from Janney (which was subsequently confirmed by delivery of Janney's written opinion dated the same date) with respect to the fairness, from a financial point of view, of the transaction consideration to be received by the Company's shareholders pursuant to the arrangement. The full text of Janney's written opinion, dated December 17, 2013, is attached to this proxy circular/prospectus as Annex H. You are encouraged to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. See also "The Arrangement Proposal—Opinion of Nicholas Financial-Canada's Financial Advisor."

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  High Costs of Being a Public Company.  The Company's board of directors considered the costs of remaining an independent public company, including the costs of compliance related to disclosure and corporate governance rules of the SEC and Nasdaq, auditing fees and directors' and officers' insurance.

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  Liquidity Considerations.  In evaluating entering into the arrangement agreement with Prospect, the Company's board of directors gave specific consideration to the current lack of liquidity for the Company's shareholders, given the low trading volume of the Company's Common Shares, to the fact that the shares of Prospect common stock to be received by the Company shareholders pursuant to the proposed arrangement will be registered under the Securities Act and to the significant trading market for Prospect common stock.

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  Prior Offers.  The Company's board of directors considered the prior offers and negotiations with third parties, and the failure of those negotiations to result in a superior binding offer, in its decision to approve and recommend the arrangement agreement and the arrangement. See "—Background of the Arrangement Agreement."

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  Terms of the Arrangement Agreement.  The Company's board of directors considered the terms of the Arrangement Agreement, including the representations, warranties and covenants of the parties, as well as the conditions to their respective obligations under the arrangement agreement, the likelihood of the consummation of the proposed arrangement, the termination provisions of the arrangement agreement and the board of directors' evaluation of the likely time period necessary to effect the Arrangement. In this regard, the Company's board of directors also considered:

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  the efforts made by the Company and its advisors to negotiate and execute an arrangement agreement favorable to the Company;

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  the financial and other terms and conditions of the arrangement agreement as reviewed by our board of directors and the fact that they were the product of arm's-length negotiations between the parties; and

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  the fact that, subject to compliance with the terms and conditions of the arrangement agreement, the Company is permitted to terminate the arrangement agreement, before the completion of the proposed arrangement, in order to approve an alternative transaction proposed by a third party that is a "superior proposal" (as defined in the arrangement agreement), or which the Company's board of directors concludes in good faith (after consultation with its financial advisors) would reasonably be expected to result in a "superior proposal," upon the payment to Prospect of a $6.0 million termination fee

      (representing approximately three percent (3%) of the total equity value of the transaction) (see "The Arrangement Agreement—Termination Fees and Expenses").

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  Availability of Dissent Rights.  The Company's board of directors also considered the fact that dissenters' rights will be available to the Company's Securityholders in connection with the proposed arrangement. See "Dissenters' Rights."

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  Effect on Employees, Creditors and Customers.  As permitted under the BCBCA, the Company's board of directors considered the likely effects of the proposed arrangement on the Company's employees, creditors and customers.

        The Company's board of directors also considered the risks related to the proposed arrangement (see "Risks Related to the Arrangement"); and the following potentially material negative factors in its deliberations concerning the proposed arrangement:

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  Limited Ability to Consider Unsolicited Business Combination Proposals.  The Company's board of directors considered the limited ability of the Company under the arrangement agreement to provide information to, or enter into discussions with, other potential business combination parties who might make an unsolicited proposal to acquire the Company. The arrangement agreement obligates the Company to pay a termination fee of $6.0 million if it later chooses to pursue a more attractive business combination proposal or if the arrangement agreement is terminated under certain circumstances. In addition to being costly, the obligation to pay this termination fee potentially could discourage other potential acquirers from making a proposal to acquire the Company that might be more advantageous to the Company's shareholders, or could reduce the consideration received by the Company's shareholders in an alternative transaction.

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  Potential Right of Prospect to Terminate.  Prospect's obligation to complete the proposed arrangement is subject to certain conditions, and it has the right to terminate the arrangement agreement in specified circumstances.

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  Costs Associated with the Proposed Arrangement.  The Company's board of directors also considered the significant costs required to complete the proposed arrangement, especially in light of the need to obtain the Company Securityholder approval required under the BCBCA and the arrangement agreement. The board of directors also considered the substantial transaction costs to be incurred by the Company even if the proposed arrangement is not consummated.

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  Disruption of Operations.  The Company's board of directors evaluated the substantial management time and effort required to effectuate the proposed arrangement and the related disruption to the Company's operations, including the disruption which would result if the proposed arrangement were not consummated after the arrangement agreement had been entered into. The Company's board of directors also considered that the announcement and pendency of the transaction could have an adverse effect on the Company's business, financial operations, or business prospects and on its stock price; and various risks to the Company if the proposed arrangement were not consummated, including potential employee attrition, the potential impact on relationships with dealers and customers, and the potential impact on the Company's ability to extend, renew or replace its existing credit facility.

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  Inability of Shareholders to Benefit Directly from Any Future Growth or Improved Operating Performance, Rather than Indirectly Through Prospect.  The Company's board of directors also considered the fact that, as a result of the proposed arrangement, existing Company Securityholders would be unable to benefit directly, through increases in the Company's common stock price, dividends, or otherwise, from any future growth or improved operating performance of the Company, whether due to interest rate changes, reduced competition, expanded operations into existing or new markets, or any other factors, and instead would only benefit indirectly through Prospect, to the extent shareholders choose to retain their Prospect shares.

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  Restrictions on Conduct of Business Pending Completion of Proposed Arrangement.  The Company's board of directors considered the restrictions on the conduct of the Company's business prior to the completion of the proposed arrangement, requiring the Company to conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the proposed arrangement.

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  Nature of Prospect.  The Company's board of directors considered that Prospect is a business development company regulated under the 1940 Act and is subject to substantially different risks than Nicholas Financial-Canada.

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  Potential Conflicts of Interest.  The Company's board of directors considered the fact that certain persons, including directors and officers of the Company, have interests in the Arrangement that are different from, or in addition to, those of Company shareholders generally. See "—Interests of Nicholas Financial-Canada's Management in the Proposed Arrangement."

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  No Bring-Down of Opinion of the Company's Financial Advisor.  Because the Company currently does not anticipate asking Janney to update its opinion, the opinion will not address the fairness, from a financial point of view, of the consideration to be received by the Company's shareholders at the time the proposed arrangement is completed.

        The Company's board of directors believed that the potential advantages of the proposed arrangement outweigh the negative factors, whether considered individually or collectively.

        The foregoing discussion of the information and factors considered by the Company's board of directors is not intended to be exhaustive, but includes the material factors considered by the board of directors. The Company's board of directors did not attempt to quantify or otherwise assign relative weights to the specific factors it considered nor did it determine that any factor was of particular importance. A determination of various weightings would, in the view of the Company's board of directors, be impractical. In addition, individual members of the Company's board of directors may have given different weight to different factors. Rather, the Company's board of directors viewed its position and recommendations as being based on the totality of the information presented to, and considered by, the board. It should be noted that this explanation of the Company's board of directors' reasoning and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading "Special Note Regarding Forward-Looking Statements."

Recommendation of the Board of Directors

        After careful consideration of the information and factors noted above, Nicholas Financial-Canada's board of directors, including its independent directors, concluded that the proposed arrangement is advisable and in the best interest of its shareholders and optionholders and unanimously recommends that shareholders and optionholders vote "FOR" approval of the Arrangement Resolution.

Opinion of Nicholas Financial-Canada's Financial Advisor

        On December 17, 2013, Janney rendered its oral opinion to the Nicholas Financial-Canada board of directors (which was subsequently confirmed by delivery of Janney's written opinion dated the same date) to the effect that, as of December 17, 2013, and based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken, and other matters considered by Janney in preparing its opinion, the consideration to be received by the holders of Nicholas Financial-Canada's Common Shares, pursuant to the arrangement as set forth in the arrangement agreement (the "Transaction Consideration") was fair, from a financial point of view, to such holders.

        Janney's opinion was directed to the Nicholas Financial-Canada board of directors (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Nicholas

Financial-Canada Common Shares of the Transaction Consideration and did not address any other terms, aspects, or implications of the arrangement. The summary of Janney's opinion in this proxy circular/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex H to this proxy circular/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken, and other matters considered by Janney in preparing its opinion. However, neither Janney's written opinion nor the summary of its opinion and the related analyses set forth in this proxy circular/prospectus are intended to be, and they do not constitute, a recommendation as to or otherwise address how any holder of Nicholas Financial-Canada's Common Shares should vote or act in respect of the Arrangement Resolution or any related matter.

        In rendering its opinion, Janney, among other things:

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  reviewed the financial terms of a draft, dated December 17, 2013 (and prior drafts), of the arrangement agreement and Plan of Arrangement as provided to Janney as of such date;

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  reviewed certain publicly available business and financial information relating to Nicholas Financial-Canada and Prospect;

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  reviewed certain financial statements of Nicholas Financial-Canada and Prospect and certain other business, financial and operating information relating to Nicholas Financial-Canada and Prospect provided to Janney by the managements of Nicholas Financial-Canada and Prospect;

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  reviewed certain publicly available business and financial information relating to the industries in which Nicholas Financial-Canada and Prospect operate;

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  reviewed certain business, financial and other information relating to Nicholas Financial-Canada and Prospect, including financial forecasts for Nicholas Financial-Canada through March 31, 2018 provided to or discussed with Janney by the management of Nicholas Financial-Canada;

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  reviewed certain financial and stock trading data and information for Nicholas Financial-Canada and Prospect and compared that data and information with corresponding data and information for companies with publicly traded securities that Janney deemed relevant;

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  compared the financial terms of the proposed arrangement with the financial terms of certain other business combinations and other transactions which have recently been effected or announced;

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  discussed with certain members of senior management of Nicholas Financial-Canada and Prospect the strategic aspects of the arrangement; and

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  considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Janney deemed relevant.

        In connection with its review, Janney assumed and relied upon the accuracy and completeness of all of the financial and other information provided or otherwise made available to it, discussed with or reviewed by it, or that was publicly available, and Janney did not independently verify the accuracy or completeness of any such information. Janney relied upon assurances of management that they were not aware of any facts or circumstances that would make such information inaccurate or misleading in any respect material to Janney's analyses or opinion. With respect to the financial forecasts, projections, and estimates relating to Nicholas Financial-Canada's future financial performance through March 31, 2018 prepared by and discussed with management and utilized in Janney's analyses, Janney was advised and, at Nicholas Financial-Canada's direction, assumed that they were reasonably prepared and reflected the best currently available estimates, judgments, and assumptions of management as to Nicholas Financial-Canada's future financial performance. Janney assumed no responsibility for, and expressed no view as to, such forecasts, projections, or estimates or the judgments or assumptions upon which they were based. Janney also assumed that there were no material changes in the condition (financial or otherwise), results of operations, business, or prospects of Nicholas Financial-Canada since the respective dates of the most recent financial statements and other information provided to it. In arriving at its opinion, Janney did not conduct any physical inspection of any of the properties or assets or obtain any independent evaluations or appraisals of any of Nicholas Financial-Canada's assets or liabilities (contingent or otherwise), nor did Janney make any determination as to the solvency of any party to the arrangement.

        Nicholas Financial-Canada does not publicly disclose internal management projections of the type provided to Janney in connection with its review of the arrangement. As a result, such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions, which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections.

        Janney's opinion only addressed the fairness, from a financial point of view, to the holders of the Company's Common Shares of the Transaction Consideration to be received by such holders in the arrangement pursuant to the arrangement agreement to the extent expressly specified in the opinion and did not address any other terms, aspects, or implications of the arrangement or any agreements, arrangements, or understandings entered into in connection with the arrangement or otherwise, including, without limitation, the form or structure of the arrangement or the financing arrangements of Prospect for the arrangement. In addition, the opinion does not address the fairness (financial or otherwise) of the amount or nature of, or any other aspect relating to, any compensation to be received by any officers, directors, or employees of any parties to the arrangement, or class of such persons, relative to the consideration or otherwise. Janney gave no opinion, counsel, or interpretation as to matters that require legal, regulatory, accounting, insurance, tax, or other similar professional advice and assumed that such opinions, counsel, or interpretations were or would be obtained from the appropriate professional sources. Furthermore, Janney, with Nicholas Financial-Canada's consent, relied upon the assessments by Nicholas Financial-Canada and Nicholas Financial-Canada's advisors as to all legal, regulatory, accounting, insurance, and tax matters with respect to Nicholas Financial-Canada and the arrangement. The opinion does not address the merits of the underlying decision by Nicholas Financial-Canada or its board of directors to enter into the arrangement or the relative merits of the arrangement as compared with alternative business strategies or transactions available to Nicholas Financial-Canada. Janney's opinion does not constitute a recommendation as to or otherwise address how any holder of Common Shares should vote or act in respect of the arrangement or any related matter. The issuance of Janney's opinion was approved by an authorized committee of Janney.

        In rendering its opinion, Janney assumed, with Nicholas Financial-Canada's consent, that the final form of the arrangement agreement would not differ from the draft reviewed by Janney in any respect material to its analyses, that the arrangement would be consummated in accordance with the arrangement agreement and in compliance with all applicable laws, without waiver, modification, or amendment of any terms or conditions material to its analyses, and that, in the course of obtaining any necessary legal, regulatory, or third party consents or approvals for the arrangement, no delays, limitations, restrictions, or conditions would be imposed that would have an adverse effect on Nicholas Financial-Canada or the contemplated benefits of the arrangement that would be material to its analyses or this opinion.

        Janney's opinion was necessarily based on economic, market, financial, and other conditions existing, and the information made available to it, as of the date of its opinion. Although subsequent developments may affect its opinion, Janney has no obligation to update, revise, or reaffirm the opinion.

        Janney's opinion was for the information and use of the board (in its capacity as such) in connection with its evaluation of the arrangement and should not be construed as creating, and Janney shall not be deemed to have any fiduciary duty to the board, Nicholas Financial-Canada, any security holder or creditor of Nicholas Financial-Canada, or any other person, regardless of any prior or ongoing advice or relationships.

        In performing its analyses, Janney made numerous assumptions with respect to industry performance, general business, economic, market and financial condition and other matters, which are beyond the control of Janney, Nicholas Financial-Canada and Prospect. Any estimates contained in the analyses performed by Janney are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the Janney opinion was among several factors taken into consideration by the board in making its determination to approve the arrangement. Consequently, the analyses described below should not be viewed as determinative of the decision of the board with respect to the fairness of the consideration.

        The following is a summary of the material analyses presented by Janney to Nicholas Financial-Canada's board of directors on December 17, 2013, in connection with its fairness opinion. The summary is not a complete description of the analyses underlying the Janney opinion or the presentation made by Janney to the Company's board of directors, but summarizes the material analyses performed and presented in connection with such opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Janney did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. Accordingly, Janney believes that its analyses and the summary of its analyses must be considered as a whole and selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

Summary of Proposal

        Pursuant to the terms of the arrangement agreement, Nicholas Financial-Canada's shareholders are to receive (subject to applicable dissent rights under the BCBCA), in exchange for each Common Share of Nicholas Financial-Canada held immediately prior to the effective time of the arrangement, the number of shares of Prospect common stock (or fraction thereof) determined by dividing $16.00 by the VWAP of Prospect common stock for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement. In addition, each and every option to acquire Common Shares of Nicholas Financial-Canada outstanding immediately prior to the effective time of the arrangement will be cancelled or transferred by the holder thereof to the Purchaser (subject to applicable dissent rights under the BCBCA) in exchange for a cash amount equal to the amount by which (i) the product obtained by multiplying (x) the number of Common Shares of Nicholas Financial-Canada underlying each option by (y) $16.00 exceeds (ii) the aggregate exercise price payable under such option.

Comparable Public Company Trading Analysis

        Using publicly available information, Janney compared the financial condition and market performance of Nicholas Financial-Canada to selected publicly traded automotive finance companies in the United States deemed, in Janney's professional judgment, to be relevant to Nicholas Financial-Canada. Companies included in this group were:

  •
  America's Car-Mart, Inc. (CRMT)

  •
  Consumer Portfolio Services, Inc. (CPSS)

  •
  Credit Acceptance Corporation (CACC)

        To perform this analysis, Janney used financial information as of the twelve-month period ended September 30, 2013, and market price information as of the close of the stock markets on December 16, 2013. Certain financial data prepared by Janney, and as referenced in the tables presented below, may not correspond to the data presented in historical financial statements as a result of the different periods, assumptions and methods used by Janney to compute the financial data presented.

        Janney's analysis showed the following concerning Nicholas Financial-Canada's financial condition relative to its selected peers:

	Nicholas Financial- Canada Peer Minimum	Nicholas Financial- Canada Peer Maximum	Implied Equity Value Per Share Range
Price / Book Value	1.8x	4.3x	$19.79 - $47.24
Price / LTM Pre-Tax EPS	5.8x	7.9x	$15.87 - $21.52
Price / 2013E Pre-Tax EPS	5.0x	9.4x	$12.45 - $23.45
Price / 2014E Pre-Tax EPS	3.1x	7.6x	$8.19 - $19.99
Price / LTM EPS	12.5x	12.6x	$19.69 - $19.92
Price / 2013E EPS	12.3x	12.5x	$19.35 - $19.75
Price / 2014E EPS	7.9x	12.3x	$12.76 - $19.86

        Taking into account the results of the comparable public company trading analysis, Janney applied multiple ranges to corresponding financial data for Nicholas Financial-Canada, resulting in an implied equity value per share of $8.19 to $47.24.

        Janney also reviewed other operating and financial metrics for informational purposes and content, but did not rely on these additional data points in assessing fairness. Although Janney compared the trading of selected public companies to those implied for Nicholas Financial-Canada, none of the selected public companies is identical to Nicholas Financial-Canada. Accordingly, any analysis of the selected publicly traded companies necessarily involved complex considerations and judgments concerning the differences in financial and operating characteristics and other factors that would necessarily affect the analysis of trading multiples of the selected publicly traded companies.

Precedent Transaction Analysis

        Janney also considered the financial terms of business combinations and other transactions since October 2009 deemed relevant by Janney. The selected transactions were chosen because the target businesses were deemed to be similar to Nicholas Financial-Canada in one or more respects, including but not limited to their business, size, financial performance or geographic focus. No specific numeric of other similar criteria were used to select the selected transactions, and all criteria were evaluated in their entirety without application of definitive qualifications or limitations on individual criteria. As a result, a transaction involving the acquisition of a significantly larger or smaller company with substantially similar lines of businesses and business focus may have been included while a transaction involving the acquisition of a similarly sized company with less similar lines of business and greater diversification may have been excluded.

        To the extent information was publicly available, Janney derived and compared, among other things, the following implied ratios for the determination of a range of equity values for Nicholas Financial-Canada's Common Shares:

  •
  price per common share paid for the acquired company to book value per share of the acquired company based on the latest publicly available financial statements of Nicholas Financial-Canada available prior to the announcement of the acquisition;

  •
  price per common share paid for the acquired company to last twelve months pre-tax net income per share of the acquired company based on the latest publicly available financial statements of Nicholas Financial-Canada available prior to the announcement of the acquisition; and

  •
  price per common share paid for the acquired company to last twelve months net income per share of the acquired company based on the latest publicly available financial statements of Nicholas Financial-Canada available prior to the announcement of the acquisition.

Acquiror	Acquiree
• Parthenon Capital Partners	• White River Capital Inc
• Aquiline Capital Partners LLC	• First Investors Financial Services Group
• RedRidge Finance Group	• Excel Finance
• KKR, Warburg Pincus and Centerbridge	• Santander Consumer
• CIVC Partners L.P.	• Honor Finance
• TCF Bank	• Gateway One Lending & Finance LLC
• Blackstone Group LP	• Exeter Finance Corp.
• Marubeni Corp.	• Westlake Financial Services
• Jacobs Asset Management	• Investors Financial Services
• Perella Weinberg Partners	• Car Finance Capital
• Altamont Capital	• J.D. Byrider Systems, Inc.
• Pine Brook Road Partners, LLC	• United PanAm Financial Corp.
• TD Financial	• Chrysler Financial
• General Motors Corporation	• AmeriCredit Financial Services, Inc.
• Perella Weinberg Partners	• Flagship Credit Acceptance LLC
• Dollar Financial Group Inc.	• Dealers' Fin. Srvcs; Military Fin. Srvcs

        The results of the analysis are set forth in the following table:

	Range	Median	Implied Equity Value Per Share Range
Price / Book Value	0.8x - 1.4x	1.2x	$9.34 - $15.31
Price / LTM Pre-Tax EPS	5.7x - 9.4x	6.7x	$15.50 - $25.69
Price / LTM EPS	7.6x - 15.1x	9.5x	$12.01 - $23.82

        No company or transaction used as a comparison in the above analysis is identical to Nicholas Financial-Canada or the arrangement. Accordingly, an analysis of these results is not mathematical. Instead, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies.

        Taking into account the results of the precedent transactions analysis, Janney applied multiple ranges to corresponding financial data for Nicholas Financial-Canada, resulting in an implied equity value per shares of $9.34 to $25.69.

Equity Discounted Cash Flow Analysis

        Janney performed an equity discounted cash flow analysis for the purpose of determining the implied equity value per share of Nicholas Financial-Canada to estimate a range of the present values of after-tax cash flows that Nicholas Financial-Canada could theoretically produce to equity holders through March 31, 2018 on a stand-alone basis. Janney assumed discount rates ranging from 14.0% to 20.0%. The calculated cost of equity was derived from publicly-trade consumer finance companies and included a company-specific size and risk adjustment as determined necessary in Janney's judgment. The group necessarily involved companies with businesses other than auto finance due to the small number of publicly-traded subprime auto finance companies with adequate market capitalization and trading volume to produce meaningful data for the analysis. The range of values was determined by adding the present value of projected cash flows to Nicholas Financial-Canada's shareholders from 2014 through 2018 and the present value of a terminal value. In calculating the terminal value, Janney applied multiples ranging from 4.5 to 7.5 times 2018 projected pre-tax net income. The range of multiples was based on the equity value to pre-tax net income multiples of certain publicly-traded auto finance companies, selected prior auto finance acquisition transactions, and other factors that Janney considered appropriate, including Nicholas Financial-Canada's historical and projected financial performance. This resulted in a range of values for Nicholas Financial-Canada from $15.40 to $24.64 per share. The equity discounted cash flow value analysis is a widely used valuation methodology that relies on numerous assumptions, including growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of Nicholas Financial-Canada.

Information Regarding Janney

        Janney, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, private placements and valuations for corporate and other purposes. Nicholas Financial-Canada and Janney entered into an engagement agreement on March 20, 2013 pursuant to which Nicholas Financial-Canada engaged Janney to act as its exclusive financial advisor in connection with its consideration of strategic alternatives, including (without limitation) the possible sale of all or substantially all of the outstanding stock of Nicholas Financial-Canada. Janney is entitled to receive a fee of approximately $1.5 million for its services upon the closing of the arrangement. Janney also became entitled to receive a fee of $250,000 upon the rendering of its fairness opinion, which will be credited against the fee payable to it upon the consummation of the arrangement. Nicholas Financial-Canada has also agreed to reimburse Janney for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify Janney for certain liabilities arising out of its engagement. In the five years preceding the date of its opinion to Nicholas Financial-Canada, Janney did not perform any services for or receive any compensation from Nicholas Financial-Canada (other than in connection with the arrangement) for investment banking services. Janney performed services for Prospect in connection with an unrelated public offering of Prospect common stock in 2007, which Janney advised the Company's board of directors of before being engaged. Janney has not performed any services for Prospect in the five years preceding the date of Janney's December 17, 2013 opinion.

Interests of Nicholas Financial-Canada's Directors and Executive Officers in the Arrangement

        In considering the recommendation of Nicholas Financial-Canada's board of directors to approve the Arrangement Resolution, Securityholders should be aware that certain of Nicholas Financial-Canada's directors and executive officers have interests in the transaction that are different from, or are in addition to, the interests of Nicholas Financial-Canada's shareholders and optionholders generally. Nicholas Financial-Canada's board of directors was aware of these interests and considered them along with other matters when it unanimously determined to recommend the arrangement. These are discussed in the following paragraphs.

Prior Employment Agreements

        The Company has change of control provisions in its existing employment agreements with Messrs. Vosotas and Finkenbrink. The completion of the arrangement will constitute a "change of control" within the meaning of each of these employment agreements. However, Mr. Vosotas has entered into a consulting agreement that, effective as of the effective time, will supersede his prior employment agreement without the making of any change of control payment, and Mr. Finkenbrink has entered into an employment agreement that, effective as of the effective time, will supersede his prior employment agreement without the making of any change of control payment.

Consulting Agreement

        Pursuant to the consulting agreement, Mr. Vosotas will make himself reasonably available for up to twenty hours per month for a period of twelve months to consult with Nicholas Financial and US New Opco regarding matters relating to the Company's business. These entities will pay to Mr. Vosotas twelve monthly installments of $10,000. In addition, Mr. Vosotas will be entitled to certain perquisites consistent with those he is currently receiving.

        Nicholas Financial and US New Opco have the right to terminate the consulting agreement in the event of a material breach by Mr. Vosotas of any provision, representation, warranty or covenant provided in the consulting agreement, if Mr. Vosotas has not cured such breach within the thirty day period following written notice of such breach delivered to Mr. Vosotas by Nicholas Financial and US New Opco. In the event of the death of Mr. Vosotas during the term of the consulting agreement, all remaining monthly payments under the employment agreement will be accelerated, and such lump sum will be paid to the estate of Mr. Vosotas or as Mr. Vosotas shall otherwise direct, in writing, during the term of the consulting agreement.

        For a period of three years beginning with the effective date of the arrangement and ending on the third anniversary of the effective date, Mr. Vosotas may not, directly or indirectly, anywhere in the world, manage, operate, join, control, be employed by or participate in the management, operation or control of, or be connected in any manner with, including, without limitation, holding any position as a shareholder, director, officer, consultant, independent contractor, employee, partner or investor in, any business that is either (i) in competition with the business of the Company or (ii) proposed to be conducted by the Company in its business plan as in effect at any time during Mr. Vosotas' last year of employment with the Company; provided that Mr. Vosotas may participate as a passive investor in any entity, and he may own five percent or less of the outstanding securities of a public company.

Subordinated Unsecured Promissory Note

        At Prospect's request, Mr. Vosotas will loan $1,000,000 to Amalco and US New Opco at the effective time of the arrangement, as evidenced by a subordinated unsecured promissory note. Interest on the principal amount will accrue quarterly at a rate per annum equal to the sum of (i) the LIBOR Rate and (ii) a spread of 6.00%. The principal amount of the note, together with accrued and unpaid interest on such amount, will be due and payable on the third anniversary of the effective time of the arrangement. For the purpose of the subordinated unsecured promissory note, LIBOR Rate means the daily weighted average of the rate per annum for each day during the period equal to the rate determined by US New Opco to be the offered rate that appears on the page of the Reuters Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01) for deposits in United States dollars (for delivery on the first day of such period) with a one-month period, determined as of approximately 11 :00 a.m. (London time) two business days prior to the first day of such period.

New Employment Agreements and Restrictive Covenants Agreements

        Pursuant to the new employment agreement for Mr. Finkenbrink, Mr. Finkenbrink will serve as the Chief Executive Officer of Nicholas Financial and US New Opco. The employment agreement has a five-year term commencing upon the effective time of the arrangement. Following this initial five-year term, the employment agreement will be automatically extended on each anniversary for an additional one-year term unless terminated ninety days prior to the renewal.

        Mr. Finkenbrink's base salary under the employment agreement will be $325,000 per annum. He will also be eligible to receive an annual bonus in accordance with a cash bonus pool, which will be based on attaining certain earnings targets, and to participate in an equity incentive plan. During the term of the employment agreement, Mr. Finkenbrink will be entitled to the retirement and welfare benefits, and other perquisites consistent with those he is currently receiving.

        Mr. Finkenbrink or Nicholas Financial and US New Opco may terminate the employment agreement at any time and for any reason, subject to certain requirements for advance notice of such termination. If Mr. Finkenbrink's employment is terminated by Nicholas Financial and US New Opco other than for cause (excluding death or disability) or is terminated by Mr. Finkenbrink for good reason, he is entitled to certain benefits and payments in connection with such termination.

Mr. Finkenbrink also signed a restrictive covenants agreement, by which he agreed to certain confidentiality, non-competition, and other covenants.

        In addition to Mr. Vosotas' consulting agreement and Mr. Finkenbrink's new employment agreement, the Company entered into an employment agreement with Kevin Bates, a non-executive officer employee (who also signed a restrictive covenants agreement). These three agreements constitute the "Key Employee Agreements" referenced in the arrangement agreement.

Options

        As noted in this proxy circular/prospectus, optionholders will receive cash for their options. Specifically, each option to acquire Common Shares of the Company outstanding immediately prior to the effective time of the arrangement will be cancelled or transferred by the holder thereof to the Purchaser in exchange for a cash amount equal to the amount by which (i) the product obtained by multiplying (x) the number of Common Shares of Nicholas Financial-Canada underlying such option by (y) $16.00 exceeds (ii) the aggregate exercise price payable under such option.

        The table below sets forth the number of options held by each director and executive officer of Nicholas Financial-Canada as of the record date and the aggregate cash payment that is payable in exchange for such options.

Name	Number of Options*	Aggregate Cash Payment
Peter L. Vosotas	82,500	$1,289,500
Ralph T. Finkenbrink	57,700	686,530
Alton R. Neal	5,000	22,800
Scott Fink	5,000	22,800
Stephen Bragin	8,250	84,450

*
Of the 158,450 options held by directors and executive officers of Nicholas Financial-Canada, 151,784 are presently exercisable, including all of the options held by Messrs. Vosotas and Finkenbrink.

Indemnification of the Company's Directors and Executive Officers

        The Purchaser has agreed to:

  •
  indemnify and hold harmless all current and former officers and directors of the Company and its subsidiaries, to the same extent such persons are indemnified and held harmless as of the date of the arrangement agreement pursuant to Nicholas Financial-Canada's Articles (except on a mandatory basis instead of at the discretion of the company), for acts or omissions occurring at or prior to the completion of the arrangement, including those in respect of the arrangement and the other transactions contemplated by the arrangement agreement; and

  •
  make proper provisions to ensure that, if Amalco or any of its successors or assigns (a) consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger or (b) transfers all or substantially all of its properties and assets to any individual, corporation or other entity, then such successors and assign will assume the obligations to provide indemnification for the Company's officers and directors.

        More specifically, from and after the effective time of the arrangement, Amalco will indemnify, defend and hold harmless the officers and directors of Nicholas Financial-Canada against all losses, claims, damages, costs, expenses (including attorneys' fees and expenses), liabilities or judgments or amounts that are paid in settlement of, or otherwise in connection with any threatened or actual claim, action, suit, proceeding or investigation based on or arising out of the fact that such person is or was a director or officer of Nicholas Financial-Canada or any subsidiary of Nicholas Financial-Canada at or prior to the effective time of the arrangement, whether asserted or claimed prior to, or at or after, the effective time of the arrangement, including all such indemnified liabilities based on, or arising out of, or pertaining to the arrangement agreement or the transactions contemplated by the arrangement agreement, in each case to the full extent permitted under applicable law. The Articles of the Purchaser, which will govern Amalco following consummation of the arrangement, provide for such indemnification.

        The Prospect Parties have agreed that the provisions with respect to indemnification set forth in the Articles of the Purchaser will not be amended, repealed or otherwise modified for a period of six years after the effective time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the effective time were directors, officers or employees of Nicholas Financial-Canada or any of its subsidiaries. The indemnification provisions of the Articles of the Purchaser are more favorable than the Company's indemnification provisions because they require the Purchaser to advance expenses to directors and officers in advance of a final disposition of any suit, and they provide that the Purchaser must indemnify a director or officer against any liability in relation to a claim that is statutorily imposed on such director or officer, regardless of such director's or officer's conduct and whether such director or officer is at fault.

        The foregoing obligations of the Purchaser are guaranteed by US New Opco and Nicholas Financial pursuant to a Guaranty Agreement.

Insurance

        For six years after the effective time, Prospect will provide, or will cause to be provided, directors' and officers' liability insurance coverage in respect of acts or omissions occurring prior to the effective time, including the transactions contemplated by the arrangement agreement, covering each person currently covered by Nicholas Financial-Canada's directors' and officers' liability insurance policies, and each person who becomes covered by Nicholas Financial-Canada's directors' and officers' liability insurance policies prior to the effective time, on the same terms as Nicholas Financial-Canada's existing policies or, if such insurance coverage is unavailable, coverage that is on terms no less favorable to such persons than those of Nicholas Financial-Canada's existing policies. In satisfying its obligation with respect to insurance, Prospect will not be obligated to pay annual premiums in excess of two hundred percent (200%) of the aggregate annual premiums that Nicholas Financial-Canada and/or any of its subsidiaries were paying with respect to Nicholas Financial-Canada's directors' and officers' insurance policies for the policy period that includes the date of the arrangement agreement, but in such case Prospect will purchase, or will cause to be purchased, as much coverage as possible for such amount.

        In lieu of maintaining such policies, Prospect may purchase, or cause to be purchased, tail policies to the directors' and officers' liability insurance policies as of the date of the arrangement agreement maintained at such time by Nicholas Financial-Canada, which tail policies (i) will be effective for a period from the effective time through and including the date six years after the effective time with respect to claims arising from facts or events that existed or occurred prior to or at the effective time, and (ii) will contain coverage that is at least as protective to each person covered by Nicholas Financial-Canada's directors' and officers' liability insurance policies as of the date of the arrangement agreement, and each person who becomes covered by Nicholas Financial-Canada's directors' and officers' liability insurance policies prior to the effective time, as the coverage provided by such existing policies; provided, that Prospect will not be obligated to pay for coverage for any 12-month period with aggregate premiums for insurance in excess of two hundred percent (200%) of the aggregate annual premiums that Nicholas Financial-Canada and/or its subsidiaries paid with respect to Nicholas Financial-Canada's directors' and officers' insurance policy for the policy period as of the date of the arrangement agreement.

        The foregoing obligations of the Prospect Parties are guaranteed by US New Opco and Nicholas Financial pursuant to a Guaranty Agreement.

DESCRIPTION OF THE ARRANGEMENT AGREEMENT

        The following summary, which includes all of the material terms of the arrangement agreement, is qualified by reference to the complete text of the arrangement agreement, which is attached as Annex B to this document and is incorporated by reference in this proxy circular/prospectus.

Structure of the Arrangement

        Subject to the terms and conditions of the arrangement agreement, Nicholas Financial-Canada and the Purchaser will amalgamate and form an entity, Amalco, which will be an unlimited liability company under the Business Corporations Act of British Columbia. Amalco will be the surviving entity and will succeed to and assume all of the rights and obligations of the Purchaser and Nicholas Financial-Canada. Amalco will be an indirect wholly-owned portfolio company of Prospect. As a result of the proposed arrangement, all of Nicholas Financial-Canada's assets and liabilities immediately before the amalgamation will become assets and liabilities of Amalco immediately after the amalgamation, and Nicholas Financial-Canada's wholly-owned subsidiaries, Nicholas Financial and NDS, will become direct subsidiaries of Amalco.

Closing; Completion of the Proposed Arrangement

        Subject to the satisfaction of various conditions to closing (including approval by Nicholas Financial-Canada's Securityholders), the completion of the proposed arrangement, if approved by Nicholas Financial-Canada's Securityholders, will occur no later than the third business day after the satisfaction or waiver of the conditions set forth in the arrangement agreement or at another date or time as may be agreed to by Nicholas Financial-Canada and Prospect. If the Arrangement Resolution is approved at the special meeting, and the other conditions to the closing of the arrangement are satisfied, the parties expect to complete the arrangement early in the second quarter of 2014.

Arrangement Consideration

        If the proposed arrangement is consummated, each Nicholas Financial-Canada shareholder will receive for each Common Share (or fraction thereof) of Nicholas Financial-Canada owned as of the date of consummation of the arrangement, the effective time, that number of shares of Prospect common stock determined by dividing $16.00 by the VWAP of Prospect common stock for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement. Holders of Common Shares of Nicholas Financial-Canada will not receive any fractional shares of Prospect common stock in the arrangement. Instead, each Nicholas Financial-Canada shareholder otherwise entitled to a fractional share interest in Prospect will be paid an amount in cash (without interest) determined by multiplying such fraction by an amount equal to the VWAP, as calculated above.

        On December 17, 2013, the last full trading day before the public announcement of the proposed arrangement, the VWAP for Prospect's common stock for the 20 trading days prior to and ending on December 16, 2013 was $11.2681. Based upon this VWAP, each Common Share of Nicholas Financial-Canada common stock would be exchanged for 1.4199 shares of Prospect common stock. Since the value of the consideration that shareholders of Nicholas Financial-Canada will receive is based on the VWAP for Prospect common stock for the 20 trading days prior to and ending on the trading day immediately preceding the effective time of the arrangement, the value of the shares of Prospect common stock that are received by such shareholders may be greater than or less than $16.00 on the day of the effective time.

        Nicholas Financial-Canada's optionholders will be cashed out as described below.

Treatment of Nicholas Financial-Canada Stock Options

        Prospect will cash out holders of Nicholas Financial-Canada's options ("options") outstanding pursuant to the (i) 2006 Nicholas Financial, Inc. Equity Incentive Plan, (ii) 1999 Nicholas Financial, Inc. Non-Employee Director Stock Option Plan and (iii) 1999 Nicholas Financial, Inc. Employee Stock Option Plan (the "Company Stock Option Plans"). Such holders of options will receive a cash amount equal to the amount, if any, by which (i) the product obtained by multiplying (x) the number of Nicholas Financial-Canada shares underlying such option by (y) $16.00, exceeds (ii) the aggregate exercise price payable under such option by the optionholder to acquire the Common Shares underlying such option ("Option Consideration").

        Immediately prior to the effective time of the arrangement, Nicholas Financial-Canada will terminate the Company Stock Option Plans.

Conversion of Shares; Exchange of Certificates; Book-Entry Shares

        At or before the effective time, Nicholas Financial-Canada and Prospect will enter into an agreement with a depositary, which will provide that Prospect will deposit with such depositary at or before the effective time:

  (i)
  for the sole benefit of the optionholders, cash required with respect to the payment of the aggregate Option Consideration (calculated without reference to whether any optionholders have exercised dissent rights); and

  (ii)
  for the sole benefit of the Nicholas Financial-Canada shareholders, shares of Prospect common stock to satisfy the aggregate arrangement consideration (calculated without reference to whether any Nicholas Financial-Canada shareholders have exercised dissent rights).

        Such cash, in the case of optionholders, and shares of Prospect common stock, in the case of Nicholas Financial-Canada shareholders, will be held solely for the purpose of satisfying, as applicable, payment of the Option Consideration to optionholders and the obligation of the arrangement consideration to Nicholas Financial shareholders.

        The conversion of outstanding Common Shares of Nicholas Financial-Canada into the right to receive the arrangement consideration will occur automatically at the effective time of the arrangement. The depositary will exchange certificates representing Common Shares of Nicholas Financial-Canada for the arrangement consideration upon receipt of an appropriately completed letter of transmittal (discussed below) and perform other duties as explained in the arrangement agreement and Plan of Arrangement set forth in Schedule B of the arrangement agreement.

        Common Shares of Nicholas Financial-Canada held in the Direct Registration System (DRS) will automatically be converted into whole shares of Prospect common stock in DRS form. An account statement will be mailed to you confirming this automatic conversion.

        Common Shares of Nicholas Financial-Canada held in book-entry form will be automatically converted into whole shares of Prospect common stock in book-entry form. An account statement will be mailed to you confirming this automatic conversion.

Letter of Transmittal

        As soon as reasonably practicable after completion of the arrangement, the depositary will mail a letter of transmittal to each holder of a Nicholas Financial-Canada Common Share certificate at the effective time of the arrangement. This mailing will contain instructions on how to surrender Nicholas Financial-Canada Common Share certificates in exchange for statements indicating book-entry ownership of Prospect common stock and a check in the amount of cash to be paid in lieu of fractional shares of Prospect common stock. When you deliver your Nicholas Financial-Canada stock certificates to the depositary along with a properly executed letter of transmittal and any other required documents, your Nicholas Financial-Canada stock certificates will be cancelled and you will receive statements indicating book-entry ownership of Prospect common stock, or, if requested, stock certificates representing the number of full shares of Prospect common stock to which you are entitled under the arrangement agreement. You also will receive a cash payment for any fractional shares of Prospect common stock that would have been otherwise issuable to you as a result of the arrangement.

        Holders of Nicholas Financial-Canada Common Shares should not submit their Nicholas Financial-Canada stock certificates for exchange until they receive the transmittal instructions and a form of letter of transmittal from the depositary.

        If a certificate for Nicholas Financial-Canada Common Shares has been lost, stolen or destroyed, the depositary will issue the consideration properly payable under the arrangement agreement upon receipt of appropriate evidence as to that loss, theft or destruction and appropriate and customary indemnification.

        After completion of the arrangement, there will be no further transfers on the stock transfer books of Nicholas Financial-Canada, except as required to settle trades executed prior to completion of the arrangement.

Withholding

        The depositary will be entitled to deduct and withhold from the cash in lieu of fractional shares payable to any Nicholas Financial-Canada shareholder the amounts it is required to deduct and withhold under any federal, state, local or foreign tax law. If the depositary withholds any amounts, these amounts will be treated for all purposes of the arrangement as having been paid to the shareholders from whom they were withheld.

Dividends and Other Distributions

        Until Nicholas Financial-Canada Common Share certificates are surrendered for exchange, any dividends or other distributions declared after the completion of the arrangement with respect to those shares of Prospect common stock into which Common Shares of Nicholas Financial-Canada have been converted will accrue, without interest, but will not be paid. Prospect will pay to former Nicholas Financial-Canada shareholders any unpaid dividends or other distributions, without interest, only after they have duly surrendered their Nicholas Financial-Canada stock certificates.

Representations and Warranties

        The arrangement agreement contains customary representations and warranties by each of Nicholas Financial-Canada and the Prospect Parties relating to, among other things:

  •
  due organization, valid existence and good standing of such party and subsidiaries of such party;

  •
  authorization to enter into the arrangement agreement and required Securityholder approval by Nicholas Financial-Canada Securityholders to complete the arrangement;

  •
  capitalization;

  •
  derivative and other securities outstanding of the parties;

  •
  compliance with SEC reporting requirements, internal controls and the Sarbanes-Oxley Act;

  •
  absence of certain changes or events;

  •
  financial statements, guarantees and commitments;

  •
  no conflict or violation of organizational documents, material agreements or applicable laws as a result of the arrangement agreement or the completion of the arrangement;

  •
  permits and compliance with laws;

  •
  no material legal proceedings;

  •
  material agreements, including the investment advisory agreement and administration agreement in the case of Prospect;

  •
  tax matters;

  •
  employee benefits;

  •
  board approval;

  •
  other required approvals;

  •
  intellectual property, software and other technology;

  •
  real property, leaseholds, properties and assets;

  •
  insurance;

  •
  affiliated transactions;

  •
  the proxy circular/prospectus and the registration statement; and

  •
  environmental matters.

        The arrangement agreement also contains additional customary representations and warranties made by Nicholas Financial-Canada relating to, among other things:

  •
  financial advisors;

  •
  opinion of financial advisor;

  •
  labor matters;

  •
  loans; and

  •
  no Canada operations.

        The arrangement agreement also contains additional customary representations and warranties made by the Prospect Parties relating to, among other things:

  •
  portfolio companies;

  •
  broker's or finder's fees payable in connection with the arrangement;

  •
  advertisements;

  •
  capitalization of USCo, the Purchaser and US New Opco;

  •
  BDC election;

  •
  investment adviser and administrator;

  •
  compliance with money laundering laws and OFAC;

  •
  trading market;

  •
  Foreign Corrupt Practices Act; and

  •
  ownership of Nicholas Financial-Canada shares.

        The representations and warranties described above and included in the arrangement agreement were made by each of Nicholas Financial-Canada and the Prospect Parties to the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Nicholas Financial-Canada and the Prospect Parties in connection with negotiating the terms of the arrangement agreement, and may have been included in the arrangement agreement for the purpose of allocating risk between Nicholas Financial-Canada and the Prospect Parties rather than to establish matters as facts. The arrangement agreement is described in, and included as an appendix to, this proxy circular/prospectus only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Nicholas Financial-Canada and the Prospect Parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the arrangement agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document and in the documents incorporated by reference into this proxy circular/prospectus. See "Where You Can Find More Information."

Covenants of Nicholas Financial-Canada

        Under the arrangement agreement, Nicholas Financial-Canada has agreed that, during the period before the completion of the arrangement, except as expressly contemplated by the arrangement agreement, it will, and will cause its subsidiaries to:

  •
  (i) conduct their respective businesses in the ordinary course of business consistent with past practice, in each case in all respects material to Nicholas Financial-Canada and its subsidiaries taken as a whole, (ii) use commercially reasonable efforts to operate and maintain all of its leased real property, improvements and other material tangible personal assets consistent with past practice, in all respects material to Nicholas Financial-Canada and its subsidiaries taken as a whole, and (iii) use commercially reasonable efforts to preserve intact its business organization, retain the services of its present key employees and preserve the existing relationships and goodwill of those with whom or which it has material business relationships and governmental entities;

  •
  not amend its organizational documents;

  •
  not declare, set aside, pay or make any dividend or other distribution with respect to any Nicholas Financial-Canada Common Shares;

  •
  not make changes to its share capital;

  •
  not (i) amend any provision of any employee benefit plan, (ii) adopt or enter into any arrangement that would be an employee benefit plan or (iii) increase the compensation or benefits of any director, employee or consultant, except, in each case, (A) as required under the terms of any agreements, trusts, plans, funds or other arrangements existing as of the date of the arrangement agreement, (B) as required by applicable law, (C) with respect to employees that are not executive officers of Nicholas Financial-Canada, for increases in compensation or benefits associated with a promotion or material increase in responsibility or (D) with respect to employees that are not executive officers of Nicholas Financial-Canada, for increases in annual base salary or bonuses in the ordinary course of business;

  •
  except for the issuance of Nicholas Financial-Canada Common Shares upon the exercise of options outstanding on the date of the arrangement agreement, not (i) grant, issue or sell any securities of the Company or (ii) issue any securities convertible into or exchangeable for, or options, warrants or other rights to purchase from the Company relating to, or enter into any contract with respect to the issuance of, any securities of the Company;

  •
  not (i) incur any material indebtedness for borrowed money, except in the ordinary course of business consistent with past practice under facilities existing on the date of the arrangement agreement, or (ii) make any loans, guarantees or advances to any other person, except in the ordinary course of business consistent with past practice and not in excess of $100,000 outstanding principal amount at any time to any single person;

  •
  not make any capital contributions to, or investments in, any other person (other than Nicholas Financial-Canada or any of its subsidiaries) in excess of $50,000 in the aggregate;

  •
  not make or agree to make capital expenditures in an amount that in the aggregate exceeds $100,000, other than any capital expenditure (or series of related capital expenditures) consistent in all material respects with Nicholas Financial-Canada's fiscal 2014 capital expenditure budget;

  •
  other than capital expenditure transactions discussed above, not acquire (by merger, consolidation, purchase of stock or assets or otherwise), or agree to so acquire, any entity, business or assets that constitute a business or division of any person, or all or a substantial portion of the assets of any person (or business or division thereof);

  •
  other than in the ordinary course of business, not transfer, assign, sell, lease, license, encumber or otherwise dispose of (by merger, consolidation, sale of stock or assets or otherwise), or agree to transfer, assign, sell, lease, license, encumber or otherwise dispose of, any entity, business or assets;

  •
  not merge or consolidate Nicholas Financial-Canada or any of its subsidiaries with and into any other person, other than, in the case of a subsidiary, to effect any acquisition or any disposition permitted above and other than transactions among Nicholas Financial-Canada and its subsidiaries;

  •
  except for a merger or consolidation discussed above, not adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Nicholas Financial-Canada or any of its subsidiaries;

  •
  other than in the ordinary course of business, not enter into any contract containing (i) any restriction on the ability of Nicholas Financial-Canada or any of its subsidiaries to conduct its business as it is presently being conducted or currently contemplated to be conducted after the arrangement, (ii) any provisions granting "most favored nation" status, or (iii) a non-competition provision restricting Nicholas Financial-Canada or any of its subsidiaries, in each case that is material to such entities, taken as a whole;

  •
  with respect to any tax return that is filed Nicholas Financial-Canada or any of its subsidiaries after the date of the arrangement agreement and on or before the effective date, share drafts of such tax return with Prospect and consider any comments Prospect has in good faith;

  •
  not (i) make any tax election that results in an adverse change in a tax liability or tax refund that is material to Nicholas Financial-Canada and its subsidiaries taken as a whole, (ii) waive any restriction on any assessment period relating to an amount of taxes that is material to Nicholas Financial-Canada and its subsidiaries taken as a whole or (iii) settle or compromise any amount of income tax or other tax liability or refund that is material to Nicholas Financial-Canada and its subsidiaries taken as a whole, in the case of (ii) and (iii), in a manner that is materially adverse to Nicholas Financial-Canada and its subsidiaries taken as a whole.

  •
  not implement or adopt any change in its accounting principles, practices or methods that is material to Nicholas Financial-Canada and its subsidiaries taken as a whole, except as required by U.S. GAAP, the rules or policies of the Public Company Accounting Oversight Board or applicable laws;

  •
  subject to applicable laws, not enter into, materially amend or terminate any of the Company's material contracts or any contract or agreement that if entered into prior to the date of the arrangement agreement would have been a material contract, except in the ordinary course of business consistent with past practice;

  •
  not pay, discharge or satisfy any material claims, liabilities or obligations, except in the ordinary course of business consistent with past practice or in accordance with their terms, or settle any material claim, action, proceed or investigation, except in the ordinary course of business consistent with past practice;

  •
  not settle, release, waive or compromise any pending or threatened claim, action, suit arbitration or proceeding requiring payments by Nicholas Financial-Canada and its subsidiaries of an amount in excess of US $100,000, except as required under the terms of applicable insurance policies where the liability of Nicholas Financial-Canada or its subsidiaries in respect thereof does not exceed, in the aggregate, the applicable deductible under such insurance policy required to be paid by Nicholas Financial-Canada or its subsidiaries; and

  •
  not authorize or enter into any legally binding agreement, commitment or arrangement to do any of the foregoing.

Covenants of Nicholas Financial-Canada Regarding Non-Solicitation

        Nicholas Financial-Canada has agreed to cease and cause to be terminated any solicitation, encouragement, discussion, negotiation or process with any person that may be ongoing with respect to any proposal that constitutes, or would reasonably be expected to constitute, an acquisition proposal. For the purposes of the arrangement agreement, an "acquisition proposal" means any discussion, negotiations, proposal or offer by any person or "group" (as defined in Rule 13d-5 under the Exchange Act), other than Prospect or its subsidiaries, (i) to purchase or otherwise acquire, directly or indirectly, Nicholas Financial-Canada's Common Shares representing more than fifteen percent (15%) of the combined voting power of such Common Shares outstanding after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or "group" (other than Prospect and its subsidiaries) that, if consummated in accordance with its terms, would result in such person or "group" beneficially owning more than fifteen percent (15%) of the combined voting power of Nicholas Financial-Canada's Common Shares outstanding after giving effect to the consummation of such tender offer or exchange offer, (ii) to purchase or otherwise acquire, directly or indirectly, more than fifteen percent (15%) of the consolidated assets of the Company taken as a whole (measured by the fair market value thereof, the related revenues applicable to such assets or the related net income applicable to such assets, in each case as of the date of such sale, transfer, acquisition or disposition) or (iii) to effect any merger, joint venture, partnership, consolidation, amalgamation, recapitalization, reorganization, business combination, dissolution, or other similar transaction involving Nicholas Financial-Canada pursuant to which any person or "group," other than Prospect or its subsidiaries, would, directly or indirectly, hold more than fifteen percent (15%) of the combined voting power of Nicholas Financial-Canada's outstanding Common Shares.

        Nicholas Financial-Canada has further agreed to discontinue access to any other third party (other than the Prospect Parties and their representatives) to any data room (virtual or otherwise) and, subject to the terms and conditions of any applicable confidentiality agreements, promptly request the return or deletion from all data retrieval systems and data bases or destruction of all confidential information regarding Nicholas Financial-Canada or its subsidiaries previously provided to any person (other than the Prospect Parties). Nicholas Financial-Canada further agreed not to waive, amend or terminate, or release any such person from, any standstill or confidentiality agreement or provision to which such person is a party with Nicholas Financial-Canada and to take commercially reasonable actions to enforce such standstill and confidentiality agreements and provisions.

        Nicholas Financial-Canada agreed that it and its subsidiaries will not, directly or indirectly:

  •
  make, solicit, initiate, encourage, entertain, promote, facilitate or assist the making of, including by way of furnishing any information, any proposal that constitutes or would reasonably be expected to lead to an acquisition proposal;

  •
  engage in or otherwise participate, directly or indirectly, in any discussions or negotiations regarding any acquisition proposal;

  •
  withdraw, modify, qualify or change in a manner adverse to the Prospect Parties, or publicly state that it intends to withdraw, modify, qualify or change in a manner adverse to the Prospect Parties, Nicholas Financial-Canada's board's recommendation;

  •
  approve or recommend any acquisition proposal; or

  •
  enter into any agreement, written or oral, related to any acquisition proposal or requiring Nicholas Financial-Canada to abandon, terminate or fail to consummate the arrangement and the transactions contemplated in the arrangement agreement or providing for the payment of any break, termination or other fee or expense to any person (other than the Prospect Parties) in the event that Nicholas Financial-Canada completes the arrangement or the other transactions contemplated in the arrangement agreement or any other transaction with Prospect agreed to prior to the termination of the arrangement agreement.

        In addition, Nicholas Financial-Canada will not, directly or indirectly, consider, discuss, negotiate, accept, approve or recommend an acquisition proposal or provide information to any person proposing an acquisition proposal, in each case after the date of the approval of the Arrangement Resolution by its shareholders.

        Notwithstanding the foregoing, if Nicholas Financial-Canada receives a written acquisition proposal, its board of directors may, prior to the approval of the Arrangement Resolution by Nicholas Financial-Canada's shareholders, consider and participate, directly or indirectly, in any discussions or negotiations with, or provide information to, or permit any visit to the properties or facilities of Nicholas Financial-Canada by, any person who has delivered a bona fide written acquisition proposal: (i) which was not solicited after the date of the arrangement agreement; (ii) did not otherwise result from a breach of the arrangement agreement; and (iii) that is a superior proposal; provided, however, that prior to taking any such action, Nicholas Financial-Canada must give notice to the Purchaser of such acquisition proposal and obtain a confidentiality agreement from the person making such acquisition proposal.

        For the purpose of the arrangement agreement, a "superior proposal" means any bona fide written acquisition proposal that is not solicited by Nicholas Financial-Canada in violation of the arrangement agreement and that a majority of Nicholas Financial-Canada's board of directors determines in good faith, after consultation with its financial advisor and outside legal counsel: (i) is reasonably capable of being completed in accordance with such acquisition proposal's terms, taking into account all legal, financial, regulatory and other aspects of such proposal and the person making such proposal and other relevant factors, including, among other things, all of the terms and conditions of such acquisition proposal and the arrangement agreement (in each case taking into account any changes to the arrangement agreement or the transactions contemplated thereby (or any other proposals) made or proposed in writing by Prospect prior to the time of determination), including financing, regulatory approvals and termination fee provisions; and (ii) would, if completed in accordance with such acquisition proposal's terms, result in a transaction more favorable to Nicholas Financial-Canada's shareholders than the arrangement from a financial point of view; provided that for purposes of the definition of "superior proposal," the references to "fifteen percent (15%)" in the definition of acquisition proposal in the arrangement agreement are deemed to be references to "eighty-five percent (85%)."

        From and after the date of the arrangement agreement, Nicholas Financial-Canada will promptly (and in any event within forty-eight (48) hours) notify the Purchaser, at first orally and promptly thereafter in writing, of any inquiry, proposal or offer constituting an acquisition proposal, or any request for non-public information relating to Nicholas Financial or its subsidiaries. Such notice will provide the identity of the person making such proposal, inquiry or offer and will include a description of the material terms and conditions of any such proposal, inquiry or offer. Nicholas Financial-Canada will keep the Purchaser fully informed on a prompt basis (and in any event within forty-eight (48) hours) of the status, including any change to the material terms, of any such inquiry, proposal or offer.

        However, nothing contained in the arrangement agreement relieves Nicholas Financial-Canada from its obligation to proceed to call and hold the special meeting and to hold a vote of its shareholders and holders of options on the Arrangement Resolution (provided that Nicholas Financial-Canada will be relieved from its obligations to actively solicit proxies in favor of the Arrangement Resolution if its board of directors determines, in good faith, that soliciting proxies in favor of the Arrangement Resolution is not consistent with its fiduciary duties under applicable laws), except in circumstances where the arrangement agreement is terminated in accordance with the terms hereof prior to the date of the special meeting.

Right to Accept a Superior Proposal

        If Nicholas Financial-Canada has complied with the arrangement agreement regarding non-solicitation, Nicholas Financial-Canada's board of directors may accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a superior proposal, may withdraw or refrain from affirming its recommendation to approve the Arrangement Resolution prior to shareholder approval of the Arrangement Resolution and terminate the arrangement agreement if, and only if: (i) Nicholas Financial-Canada has provided the Purchaser with a copy of the document containing the superior proposal; (ii) ten (10) business days have elapsed from the later of: (A) the date the Purchaser received written notice advising the Purchaser that the board of directors has resolved, subject to compliance with the arrangement agreement, to accept, approve, recommend or enter into an agreement in respect of such superior proposal and specifying the material terms and conditions of such superior proposal and certain other matters as required by the arrangement agreement; and (B) the date the Purchaser received a copy of the document containing such superior proposal; (iii) a majority of the members of the board of directors has determined in good faith (after consultation with its financial advisor and outside legal counsel) that failing to take such action would constitute a breach of its fiduciary duties under applicable laws; and (iv) taking into account any revised proposal made by the Prospect Parties since their receipt of such notice regarding the superior proposal, the board of directors has determined in good faith and after consultation with its financial advisor and outside legal counsel that such superior proposal remains a superior proposal.

        In the event that Nicholas Financial-Canada provides the Purchaser with a notice of a superior proposal on a date that is less than five (5) business days prior to the special meeting, Nicholas Financial-Canada will adjourn the special meeting to a date that is not less than five (5) business days and not more than fifteen (15) business days after the date of receipt by the Purchaser of such notice.

Conditions to the Arrangement

        Certain of the conditions to the arrangement are subject to whether a material adverse effect has occurred. In determining whether a material adverse effect has occurred or would reasonably be expected to occur, the parties will disregard any effects resulting from (i) general national or regional political, economic or financial or capital market conditions, or political, economic or financial or capital market conditions in any jurisdiction in which the Company or Prospect and its subsidiaries (as applicable) is organized or operates or carries on its business, and any changes in any of the foregoing

(except to the extent that the effects of such conditions are disproportionately adverse to such party as compared to other companies in such industries or geographic markets in which such party conducts business); (ii) any change or proposed change in any applicable laws, including the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), or the interpretation, application or non-application of any applicable laws by any governmental entity; (iii) any general changes or developments in the industry in which the Company or Prospect and its subsidiaries (as applicable) operate (except to the extent that the effects of such changes or developments are disproportionately adverse to such party as compared to other companies in such industries or geographic markets in which such party conducts business); (iv) the execution and delivery of the arrangement agreement and the announcement of the execution of the arrangement agreement or the transactions contemplated thereby, the performance of any obligation contemplated thereunder or the completion of any of the transactions contemplated thereby; (v) political instability or acts of war or terrorism (except to the extent that the effects of such instability or acts are disproportionately adverse to such party as compared to other companies in such industries or geographic markets in which such party conducts business); (vi) actions required to be taken under applicable laws or contracts; (vii) the failure of the Company or Prospect and its subsidiaries (as applicable) to meet or achieve the results set forth in any projection or forecast (provided that clause (vii) shall not prevent a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in a material adverse effect) (except to the extent that the effects of such failure are disproportionately adverse to such party as compared to other companies in such industries or geographic markets in which such party conducts business); (viii) any of the historical facts disclosed in the Company's or Prospect's SEC filings (as applicable); (ix) earthquakes, hurricanes or other natural disasters; (x) a decline in the price of Nicholas Financial-Canada's Common Shares or Prospect's common stock; and (xi) changes in U.S. GAAP or interpretations thereof.

  Conditions to Each Party's Obligations to Effect the Arrangement

        The obligations of Nicholas Financial-Canada and the Prospect Parties to complete the proposed arrangement are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the Interim Order will have been granted in form and substance satisfactory to Nicholas Financial-Canada and the Prospect Parties, acting reasonably, and will not have been set aside or modified in a manner unacceptable to Nicholas Financial-Canada and the Prospect Parties, acting reasonably, on appeal or otherwise;

  •
  approval of the Arrangement Resolution by Nicholas Financial-Canada's Securityholders will have been obtained in accordance with the provisions of the Interim Order;

  •
  the Final Order will have been granted in form and substance reasonably satisfactory to Prospect and Nicholas Financial-Canada, and will not have been set aside or modified in a manner unacceptable to Prospect and Nicholas Financial-Canada, on appeal or otherwise;

  •
  no applicable laws or order (whether temporary, preliminary or permanent) will have been enacted, entered, promulgated, adopted, issued or enforced by any governmental entity that is then in effect and has the effect of making the arrangement illegal or otherwise prohibiting the consummation of the arrangement;

  •
  there will have been no action taken under any applicable laws or by any governmental entity which: (i) makes it illegal or otherwise directly or indirectly restrains, enjoins or prohibits the completion of the arrangement; or (ii) results in a judgment, order or decree relating to the arrangement which would prevent or materially impede the consummation of the arrangement;

  •
  all waiting periods applicable to the arrangement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") or other regulatory laws shall have expired or been terminated, and all actions by or in respect of, or filings with, any governmental entity under the HSR Act or any other regulatory law that are required to permit the consummation of the arrangement will have been (or are deemed to have been) taken, waived, made or obtained; and

  •
  the registration statement of Prospect of which this proxy circular/prospectus forms a part will have become effective under the Securities Act and no stop order suspending the effectiveness of such registration statement will have been issued and no proceedings for that purpose will have been initiated or threatened in writing by the SEC.

  Conditions to the Obligations of Nicholas Financial-Canada to Effect the Arrangement

        The obligations of Nicholas Financial-Canada to complete the arrangement are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the representations and warranties of the Prospect Parties contained in the arrangement agreement will be true and correct in all respects (without giving effect to any qualifications or limitations indicated by the words "material adverse effect," "in all material respects," "material," "materially" or other, similar qualifiers or limitations) as of the date of the arrangement agreement and at the effective time as if made on and as of such date or time (except (i) to the extent that such representations and warranties represent and warrant certain facts or information as of a specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such specified date), and (ii) for any failures of any such representations and warranties to be so true and correct that, individually or in the aggregate, would not prevent or materially impede or delay the consummation of the transactions contemplated by the arrangement agreement, including the arrangement), and each of the Prospect Parties will have provided to Nicholas Financial-Canada a certificate of a duly authorized executive officer thereof certifying to such effect on the effective date;

  •
  each of the Prospect Parties will have performed in all material respects all obligations and complied in all material respects with all covenants required by the arrangement agreement to be performed or complied with by it at or prior to the effective time, and each of the Prospect Parties will have provided to Nicholas Financial-Canada a certificate of a duly authorized executive officer thereof certifying that, as of the effective time, each Prospect Party has so complied with this condition;

  •
  since the date of the arrangement agreement, except as contemplated by the arrangement agreement, there will not have occurred any development, effect or change that is reasonably expected to have a material adverse effect on any of the Prospect Parties; and

  •
  all consents, waivers, permits, exemptions, orders and approvals of, and any registrations and filings with, any governmental entity under any applicable laws (other than the HSR Act or any other applicable regulatory law) and the expiration of any related waiting periods required to permit the completion of the arrangement, the failure of which to obtain or the non-expiration of which, either individually or in the aggregate, would or would reasonably be expected to prevent or materially impede the completion of the arrangement, will have been obtained or received.

  Conditions to the Obligations of the Prospect Parties to Effect the Arrangement

        The obligations of the Prospect Parties to complete the arrangement are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  (i) representations and warranties of Nicholas Financial-Canada regarding ownership of its subsidiaries, voting securities, authority, capitalization and derivative and other securities will be true and correct in all respects as of the date of the arrangement agreement and at the effective time as if made on and as of such date (except to the extent that any such representations and warranties represent and warrant certain facts or information as of a specified date, in which event such representations and warranties will truly and correctly represent and warrant such facts and information as of such specified date), except for any failures of any of the representations or warranties regarding ownership of its subsidiaries, voting securities, authority, capitalization, derivative and other securities, the opinion of Nicholas Financial-Canada's financial advisor and outstanding loans of Nicholas Financial-Canada to be true and correct that, individually or in the aggregate, are de minimis relative to each such representation and warranty; (ii) each of the other representations and warranties of Nicholas Financial-Canada contained in the arrangement agreement will be true and correct (without giving effect to any qualifications or limitations indicated by the words "material adverse effect," "in all material respects," "material," "materially," or other, similar qualifiers or limitations) as of the date of the arrangement agreement and at the effective time as if made on and as of such date or time (except (A) to the extent that any such representations and warranties represent and warrant certain facts or information as of a specified date, in which event such representations and warranties will truly and correctly represent and warrant such facts and information as of such specified date, (B) for changes specifically permitted by the arrangement agreement and (C) for any failures of any such representations and warranties to be so true and correct that, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect); and (iii) Nicholas Financial-Canada will have provided to the Prospect Parties a certificate of a duly authorized executive officer of Nicholas Financial-Canada certifying to such effect on the effective date;

  •
  Nicholas Financial-Canada will have performed in all material respects all obligations and complied in all material respects with all covenants required by the arrangement agreement to be performed or complied with by it at or prior to the effective time, and Nicholas Financial-Canada will have provided to the Prospect Parties a certificate of a duly authorized executive officer thereof certifying that, as of the effective time, Nicholas Financial-Canada has so complied with this condition;

  •
  all consents, waivers, permits, exemptions, orders and approvals of, and any registrations and filings with any governmental entity under any applicable laws (other than the HSR Act or any other applicable regulatory law) and the expiration of any related waiting periods required to permit the completion of the arrangement, the failure of which to obtain or the non-expiration of which, either individually or in the aggregate, would or would reasonably be expected to prevent or materially impede the completion of the Arrangement, will have been obtained or received;

  •
  since the date of the arrangement agreement, except as contemplated by the arrangement agreement, there will not have occurred any material adverse change to Nicholas Financial-Canada and its subsidiaries;

  •
  Nicholas Financial-Canada will have received the consent of the lender under its existing debt facility; and

  •
  dissent rights will have been exercised in respect of not more than 10% of Nicholas Financial-Canada's Common Shares outstanding.

Termination of the Arrangement Agreement

  Right to Terminate

        The arrangement agreement may be terminated at any time before completion of the arrangement, whether before or after approval of the Arrangement Resolution by Nicholas Financial-Canada Securityholders, as follows:

  •
  by mutual written consent of Nicholas Financial-Canada and the Prospect Parties;

  •
  by either Nicholas Financial-Canada or Prospect if:

  •
  the arrangement is not completed prior to June 12, 2014 (the "termination deadline"), except (i) the termination deadline will be automatically extended for a period not to exceed 45 days to the extent necessary to satisfy certain conditions regarding applicable laws, orders and resolving any material adverse changes and (ii) that the right to terminate will not be available to any Party that has breached in any material respect its obligations under the arrangement agreement or any of such Party's representations and warranties in any manner that will have been a substantial cause of, or substantially contributed to, the failure of the arrangement to be consummated on or before such termination deadline; or

  •
  Securityholders do not approve the Arrangement Resolution at the special meeting[2];

  •
  by Prospect if:

  •
  (i) Nicholas Financial-Canada's board of directors withdraws or modifies in a manner adverse to the Prospect Parties its recommendation to approve the Arrangement Resolution (in accordance with the arrangement agreement), (ii) Nicholas Financial-Canada's board of directors approves, adopts, declares advisable or recommends an acquisition proposal, or (iii) in the event that an acquisition proposal is structured as a tender or exchange offer for Nicholas Financial-Canada's Common Shares and is commenced by a person unaffiliated with Prospect and, within 10 business days after the public announcement of the commencement of such proposed acquisition proposal, Nicholas Financial-Canada has not issued a public statement (and filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act) reaffirming its board of directors' recommendation to approve the Arrangement Resolution and recommending that the shareholders of Nicholas Financial-Canada reject such acquisition proposal and not tender any Nicholas Financial-Canada common stock into such tender or exchange offer[1];

  •
  all of the following occurs and provided that none of the Prospect Parties is not then in breach of any of its representations, warranties, covenants or other agreements contained in the arrangement agreement: (i) Nicholas Financial-Canada has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the arrangement agreement, (ii) such breach or failure to perform would entitle Prospect not to consummate the arrangement pursuant to certain provisions of the arrangement agreement, and (iii) such breach or failure to perform is incapable of being cured by Nicholas Financial-Canada prior to the termination deadline or, if such breach or failure to perform is capable of being cured by Nicholas Financial-Canada prior to the termination deadline, Nicholas Financial-Canada does not cure such breach or failure to perform within 30 days after receipt of written notice thereof (but no later than the termination deadline)[2];

  •
  by Nicholas Financial-Canada:

  •
  in order to enter into a definitive written agreement with respect to a superior proposal, subject to compliance with the arrangement agreement[1];

  •
  if all of the following occur and provided that Nicholas Financial-Canada is not then in breach of any of its representations, warranties, covenants or other agreements contained in the arrangement agreement: (i) none of the Prospect Parties has breached or failed to perform in any material respect any of its or their representations, warranties, covenants or other agreements contained in the arrangement agreement, (ii) such breach or failure to perform would entitle Nicholas Financial-Canada not to consummate the arrangement under certain provisions of the arrangement agreement and (iii) such breach or failure to perform is incapable of being cured by the Prospect Parties prior to the termination deadline or, if such breach or failure to perform is capable of being cured by the Prospect Parties prior to the termination deadline, the Prospect Parties have not cured such breach or failure to perform within 30 days after receipt of written notice thereof (but no later than the termination deadline)[3];

  •
  if any of the conditions set forth in arrangement agreement regarding closing have not been, or if it becomes reasonably apparent that any of such conditions cannot be, fulfilled by the termination deadline, unless such failure is due to the failure of Nicholas Financial-Canada to perform or comply with any of the covenants, agreements or conditions to be performed or complied with by it prior to the effective date[2];

  •
  by Prospect and the Purchaser, if any of the conditions set forth in arrangement agreement regarding closing have not been, or if it becomes reasonably apparent that any of such conditions cannot be, fulfilled by the termination deadline, unless such failure is due to the failure of the Prospect Parties to perform or comply with any of the covenants, agreements or conditions to be performed or complied with by it prior to the effective date[2]; and

  •
  by either Prospect or Nicholas Financial-Canada if:

  •
  an applicable law is enacted, entered or promulgated prohibiting the consummation of the arrangement substantially on the terms contemplated by the arrangement agreement;

  •
  an order, judgment, plan, writ, injunction, ruling or decree has been enacted, entered, promulgated or issued by a governmental entity permanently restraining, enjoining or otherwise prohibiting the consummation of the arrangement substantially on the terms contemplated by the arrangement agreement, and such order, judgment, plan, writ, injunction, ruling or decree has become final and non-appealable; provided, however, that the Party seeking to terminate the arrangement agreement pursuant to this clause has used its commercially reasonable efforts to remove such order, judgment, plan, writ, injunction, ruling or decree; or

  •
  a governmental entity failed to issue an order, judgment, plan, writ, injunction, ruling or decree, or take any other action, and such denial of a request to issue such order, judgment, plan, writ, injunction, ruling or decree, or take such other action has become final and non-appealable, that is necessary to fulfill certain conditions of the arrangement agreement; provided, however, that the right to terminate the arrangement agreement pursuant to this clause is not available to any Party whose failure to comply with certain provisions of the arrangement agreement is a substantial cause of, or substantially contributed to, such inaction; and, provided further, that the right to terminate the arrangement agreement pursuant to the arrangement agreement applies only if the applicable law, order, judgment, plan, writ, injunction, ruling or decree, or act or omission of the governmental entity, as the case may be, causes the failure of any conditions required pursuant to the arrangement agreement to be satisfied and the Party is entitled to rely on such condition does not elect to waive such condition.

        Because the Parties expect that all conditions to the arrangement other than Securityholder approval, issuance of the Final Order and potential regulatory approvals are likely to be satisfied prior to the special meeting, the parties anticipate that in the event either Party is entitled to terminate the arrangement agreement pursuant to the provisions described above, such Party would decide whether to exercise or waive that termination right as soon as possible following the special meeting, or, if later, as soon as possible following the satisfaction of all of the other conditions to closing contained in the arrangement agreement.

  Effect of Termination and Termination Fees

        If the arrangement agreement is terminated pursuant to the terms and conditions therein, it (other than certain designated provisions of the arrangement agreement, including, but not limited to, the confidential treatment of information, which provisions will survive such termination) will become void and of no further force and effect, with no liability on the part of any Party, except that if applicable, Prospect or Nicholas Financial-Canada, as applicable, would be entitled to a termination fee as discussed below.

        In the event of termination by the applicable Party pursuant to the rights to terminate marked with a [1] above, Prospect will be entitled to a termination fee from Nicholas Financial-Canada. In the event that of a termination by the applicable Party pursuant to the rights to terminated marked with a [2] above, if prior to the eighteen-month anniversary of such termination Nicholas Financial-Canada consummates a transaction contemplated by an acquisition proposal that was received by Nicholas Financial-Canada prior to the termination of the arrangement agreement, Prospect will also be entitled to a termination fee from Nicholas Financial-Canada. In the event of termination by Nicholas Financial-Canada pursuant to the rights to terminate marked with a [3] above, it will be entitled to a termination fee from Prospect. The termination fee pursuant to the arrangement agreement is $6,000,000.

  Termination Deadline

        If the arrangement is not consummated on or before the termination deadline, the arrangement agreement will terminate on notice by a Party hereto to the other Parties. The right to terminate the arrangement agreement pursuant to the arrangement agreement is not available to any Party whose action or failure to act has been a substantial cause of or resulted in the failure of the consummation of the arrangement on or before the termination deadline and such action or failure to act constitutes a breach of the arrangement agreement. Notwithstanding the foregoing, if the arrangement agreement has not previously been validly terminated in accordance with the arrangement agreement , any Party has the right, in its sole discretion, upon written notice to the other Parties in advance of the termination deadline to extend the termination deadline for a period of 10 days beyond the termination deadline and the other Parties will not be entitled to terminate the arrangement agreement until the expiration of such revised termination deadline.

Waiver and Amendment of the Arrangement Agreement

        The arrangement agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the special meeting but not later than the effective time, be amended by mutual written agreement of all of the Parties, and any such amendment may, subject to the Interim Order and the Final Order and applicable laws, without limitation:

  •
  change the time for the performance of any of the obligations or acts of any of the Parties;

  •
  waive any inaccuracies or modify any representations or warranty contained in the arrangement agreement or in any document delivered pursuant thereto;

  •
  waive compliance with or modify any of the covenants contained in the arrangement agreement and waive or modify the performance of any of the obligations of any of the Parties; or

  •
  waive compliance with or modify any mutual conditions precedent contained in the arrangement agreement.

        At any time before the completion of the arrangement, the parties may, in writing:

  •
  extend the time for the performance of any of the obligations or other acts of the other Parties; or

  •
  waive compliance with any of the covenants or agreements of the other Parties or with any conditions to its own obligations, but in each case only to the extent such obligations, agreements and conditions are intended for its benefit.

Indemnification; Directors' and Officers' Insurance

        From and after the effective time of the arrangement, the Purchaser will indemnify, defend and hold harmless the officers and directors of Nicholas Financial-Canada against all losses, claims, damages, costs, expenses (including attorneys' fees and expenses), liabilities or judgments or amounts that are paid in settlement of, or otherwise in connection with any threatened or actual claim, action, suit, proceeding or investigation based on or arising out of the fact that such person is or was a director or officer of Nicholas Financial-Canada or any subsidiary of Nicholas Financial-Canada at or prior to the effective time of the arrangement, whether asserted or claimed prior to, or at or after, the effective time of the arrangement, including all such indemnified liabilities based on, or arising out of, or pertaining to the arrangement agreement or the transactions contemplated by the arrangement agreement, in each case to the full extent permitted under applicable law. The Articles of the Purchaser as of the date of the arrangement agreement provide for such indemnification and will be the Articles of Amalco. The Prospect Parties have agreed that the provisions with respect to indemnification set forth in the Articles of the Purchaser will not be amended, repealed or otherwise modified for a period of six (6) years after the effective time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the effective time were directors, officers or employees of Nicholas Financial-Canada or any of its subsidiaries. In addition, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time now existing in favor of such indemnified parties as provided in any indemnification agreements will be assumed by Amalco, without further action, as of the effective time and will survive the arrangement and will continue in full force and effect in accordance with their respective terms.

        For six (6) years after the effective time, Prospect will provide, or will cause to be provided, directors' and officers' liability insurance coverage in respect of acts or omissions occurring prior to the effective time, including the transactions contemplated by the arrangement agreement, covering each person currently covered by Nicholas Financial-Canada's directors' and officers' liability insurance policy(ies), and each person who becomes covered by Nicholas Financial-Canada's directors' and officers' liability insurance policy(ies) prior to the effective time, on the same terms as Nicholas Financial-Canada's existing policy(ies) or, if such insurance coverage is unavailable, coverage that is on terms no less favorable to such persons than those of Nicholas Financial-Canada's existing policy(ies). In satisfying its obligation with respect to insurance, Prospect will not be obligated to pay annual premiums in excess of two hundred percent (200%) of the aggregate annual premiums that Nicholas Financial-Canada and/or any of its subsidiaries were paying with respect to Nicholas Financial-Canada's directors' and officers' insurance policy(ies) for the policy period that includes the date of the arrangement agreement, but in such case Prospect will purchase, or will cause to be purchased, as much coverage as possible for such amount. In lieu of maintaining such policies, Prospect may purchase, or cause to be purchased, tail policies to the directors' and officers' liability insurance policies as of the date of the arrangement agreement maintained at such time by Nicholas Financial-Canada, which tail policies (i) will be effective for a period from the effective time through and including the date six (6) years after the effective time with respect to claims arising from facts or events that existed or occurred prior to or at the effective time, and (ii) will contain coverage that is at least as protective to each person covered by Nicholas Financial-Canada's directors' and officers' liability insurance policy(ies) as of the date of the arrangement agreement, and each person who becomes covered by Nicholas Financial-Canada's directors' and officers' liability insurance policy(ies) prior to the effective time, as the coverage provided by such existing policies; provided, that Prospect will not be obligated to pay for coverage for any 12-month period with aggregate premiums for insurance in excess of two hundred percent (200%) of the aggregate annual premiums that Nicholas Financial-Canada and/or its subsidiaries paid with respect to Nicholas Financial-Canada's directors' and officers' insurance policy for the policy period as of the date of the arrangement agreement.

        Nicholas Financial and US New Opco have entered into a guaranty agreement pursuant to which, effective as of the effective time, they will jointly and severally guarantee the foregoing obligations of the Purchaser.

ACCOUNTING TREATMENT

        Following the effective time, Nicholas Financial-Canada will be owned by USCo, which is an independently managed, private portfolio company of Prospect. Following the effective time, Prospect will have an equity and a debt investment in USCo. Prospect intends to include its investment in USCo in its portfolio of investments, and intends to earn current interest and dividend income from its investment.

 CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a summary of certain United States federal income tax consequences to U.S. Holders and to Non-U.S. Holders (each as defined below) with respect to (i) the exchange of Nicholas Financial-Canada Common Shares for Prospect common stock and cash in lieu of fractional shares pursuant to the arrangement, and (ii) the ownership and disposition of Prospect common stock. This summary is based upon the Code, Treasury regulations, rulings of the Service, and judicial decisions in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could affect adversely the tax consequences described below. No assurance can be given that the Service will agree with the views expressed in this summary, or that a court will not sustain any challenge by the Service in the event of litigation. No advance tax ruling has been sought or obtained from the Service regarding the tax consequences of the transactions described herein.

        For purposes of this summary, a "U.S. Holder" is a beneficial owner of Nicholas Financial-Canada Common Shares or (after the arrangement) Prospect common stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for United States federal income tax purposes, (b) an entity that is classified for United States federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for United States federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to United States federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code ("United States persons"), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

        For purposes of this summary, a "Non-U.S. Holder" is a beneficial owner of Nicholas Financial-Canada Common Shares or (after the arrangement) Prospect common stock that is not a U.S. Holder and that is not an entity that is classified for United States federal income tax purposes as a partnership or as an entity disregarded from its owner. If an entity classified for United States federal income tax purposes as a partnership or as an entity disregarded from its owner owns Nicholas Financial-Canada Common Shares, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for United States federal income tax purposes as a partnership or as an entity disregarded from its owner and that owns Nicholas Financial-Canada Common Shares, and any members of such an entity, are encouraged to consult their tax advisors.

        This summary does not discuss all United States federal income tax considerations that may be relevant to U.S. Holders and Non-U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under United States federal income tax law (for example, tax-exempt organizations, insurance companies, banks and other financial institutions, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold Nicholas Financial-Canada Common Shares as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, persons who acquired Nicholas Financial-Canada Common Shares as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan, U.S. Holders whose functional currency is not the U.S. dollar, controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid United States federal income tax). Furthermore, this summary does not discuss any alternative minimum tax consequences, and does not address any aspects of U.S. state or local taxation. This summary only applies to those beneficial owners that hold Nicholas Financial-Canada Common Shares, or (after the arrangement) Prospect common stock, as "capital assets" within the meaning of the Code. Except as specifically addressed below under the heading "—Effects of Section 367", this summary does not address the tax consequences of the arrangement to any U.S. Holder that at any time during the five-year period prior to the arrangement has owned, directly or constructively (under the attribution rules of Section 958 of the Code), 10% or more of the combined voting power of the Nicholas Financial-Canada Common Shares. In the case of any Non-U.S. Holder who is an individual, this summary assumes that this individual was not formerly a United States citizen, and was not formerly a resident of the United States for United States federal income tax purposes.

        In connection with the closing of the arrangement, Foley & Lardner LLP intends to deliver an opinion to Nicholas Financial-Canada and to Prospect that the arrangement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code (the "Foley Tax Opinion"). The Foley Tax Opinion will be based in part on representation letters provided by Nicholas Financial-Canada and by Prospect and on customary factual assumptions. If any of those assumptions or representations is inaccurate, incomplete, or untrue, the conclusions contained in this opinion or stated below could be affected. The Foley Tax Opinion will also assume that none of the terms and conditions contained in the arrangement agreement and the Plan of Arrangement will have been waived or modified in any respect on or prior to the closing date.

        Foley & Lardner LLP is under no obligation to update the Foley Tax Opinion as a result of a change in law or discovery of any inaccuracy in such representations. Neither the Foley Tax Opinion nor the discussion that follows will be binding on the Service or any court. Except as otherwise specified below under the heading "Certain United States Federal Tax Consequences of the Arrangement—Treatment if Foley & Lardner LLP Does Not Deliver the Foley Tax Opinion," the following discussion assumes that Foley & Lardner LLP delivers the Foley Tax Opinion as of the closing of the arrangement and that the Service will not successfully assert a position contrary to one or more of the conclusions set forth therein.

BENEFICIAL OWNERS OF NICHOLAS FINANCIAL-CANADA COMMON SHARES ARE ENCOURAGED TO SEEK ADVICE FROM AN INDEPENDENT TAX ADVISOR REGARDING THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ARRANGEMENT BASED ON THEIR PARTICULAR CIRCUMSTANCES.

Certain United States Federal Income Tax Consequences of the Arrangement

  In General

        Subject to the discussion below under the headings "—Effects of Section 367" and "—PFIC Considerations," and assuming that the arrangement qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following are certain United States federal income tax consequences of the arrangement to holders that own Nicholas Financial-Canada Common Shares:

  •
  A U.S. Holder or Non-U.S. Holder that receives Prospect common stock in exchange for its Nicholas Financial-Canada Common Shares in the arrangement should not recognize gain or loss on the exchange, except to the extent the U.S. Holder or Non-U.S. Holder receives cash instead of a fractional share interest in Prospect common stock.

  •
  The aggregate tax basis of the Prospect common stock received in the arrangement (including any fractional shares deemed received and redeemed for cash as described below) by a U.S. Holder or Non-U.S. Holder should equal the aggregate tax basis in the Nicholas Financial-Canada Common Shares surrendered in exchange for the Prospect common stock.

  •
  The holding period in the Prospect common stock received in the arrangement (including any fractional shares deemed received and redeemed for cash as described below) by a U.S. Holder or Non-U.S. Holder should include the holding period of the Nicholas Financial-Canada Common Shares surrendered in exchange for Prospect common stock.

  •
  A U.S. Holder or Non-U.S. Holder that receives cash instead of a fractional share should be treated as if such U.S. Holder or Non-U.S. Holder had received a fractional share of Prospect common stock and had then exchanged such fractional share of Prospect common stock for cash in a redemption by Prospect, with the tax consequences of the redemption determined under Section 302 of the Code. Assuming that the deemed redemption of a fractional share of Prospect common stock is treated as a sale or exchange, and not as a dividend, a U.S. Holder or Non-U.S. Holder should recognize capital gain or loss on such deemed redemption in an amount equal to the difference between the amount of cash received instead of the fractional share and the tax basis of the fractional share of Prospect common stock deemed received. Such capital gain or loss should be long-term capital gain or loss if the Nicholas Financial-Canada Common Shares exchanged were held for more than one year at the effective time of the arrangement. The deductibility of capital losses is subject to limitations. Any gain recognized by a Non-U.S. Holder on such deemed redemption should be treated in the same way as gain recognized by a Non-U.S. Holder on a disposition of Nicholas Financial-Canada Common Shares pursuant to the exercise of dissent rights as described below under "—Payment for Dissenting Shares."

        See "—Treatment if Foley & Lardner LLP Does Not Deliver the Foley Tax Opinion" below regarding United States federal income tax consequences if the arrangement does not qualify as a reorganization within Section 368(a) of the Code.

  Payment for Dissenting Shares

        For United States federal income tax purposes, U.S. Holders that receive payment for their Nicholas Financial-Canada Common Shares pursuant to the exercise of dissent rights should recognize gain or loss on their disposition of such shares. Subject to the discussion below under the heading "—PFIC Considerations," any such gain or loss should constitute capital gain or loss in an amount equal to the difference between the amount realized by the U.S. Holder (other than any portion of the payment that represents interest) and the U.S. Holder's tax basis in its Nicholas Financial-Canada Common Shares. Gain or loss should be determined separately for each block of Nicholas Financial-Canada Common Shares (i.e., Nicholas Financial-Canada Common Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of Nicholas Financial-Canada Common Shares that have been held for more than one year are generally eligible for reduced rates of United States federal income taxation. The deductibility of capital losses is subject to limitations.

        For United States federal income tax purposes, Non-U.S. Holders that receive payment for their Nicholas Financial-Canada Common Shares pursuant to the exercise of dissent rights should recognize gain or loss on their disposition of such shares. Any such gain or loss should constitute capital gain or loss in an amount equal to the difference between the amount realized by the Non-U.S. Holder (other than any portion of the payment that represents interest) and the Non-U.S. Holder's tax basis in its Nicholas Financial-Canada Common Shares. Gain or loss should be determined separately for each block of Nicholas Financial-Canada Common Shares (i.e., Nicholas Financial-Canada Common Shares acquired at the same cost in a single transaction). Any gain that is recognized on a disposition of Nicholas Financial-Canada Common Shares pursuant to the exercise of dissent rights by a Non-U.S. Holder should not be subject to United States federal income tax unless:

  •
  the gain is effectively connected with the conduct of a trade or business (and, if an applicable United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder; or

  •
  in the case of a Non-U.S. Holder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of the sale, and certain other conditions are met.

        In the case of a Non-U.S. Holder that is described in the first bullet point immediately above, any gain should be subject to United States federal income tax at regular graduated rates, and (if the Non-U.S. Holder is classified as a corporation for United States federal income tax purposes) may also be subject to United States branch profits tax at a rate of 30% of effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty. However, such effectively connected income should not be subject to United States federal income tax withholding, provided that the Non-U.S. Holder furnishes a properly completed Internal Revenue Service Form W-8ECI (or a suitable substitute form) to the person that otherwise would be required to withhold U.S. tax.

        A Non-U.S. Holder that is described in the second bullet point immediately above should be subject to a flat 30% tax on any gain, which may be offset by U.S.-source capital losses (even though such Non-U.S. Holder is not considered a resident of the United States).

        A beneficial owner of Nicholas Financial-Canada Common Shares who receives payment pursuant to the exercise of dissent rights may also receive an amount of interest income. See "Description of the Arrangement Agreement—Rights of Dissent." Any such interest income that is received by a U.S. Holder should be subject to United States federal income tax at ordinary income rates. Any such interest income that is received by a Non-U.S. Holder should not be subject to United States federal income tax unless the interest income is effectively connected with the conduct of a trade or business (and, if a United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder, in which event the interest income should be subject to United States federal income tax at regular graduated rates. If the Non-U.S. Holder is classified as a corporation for United States federal income tax purposes, such income should also be taken into account for purposes of determining the amount of United States branch profits tax, which is imposed at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. However, such effectively connected income should not be subject to United States federal income tax withholding, provided that the Non-U.S. Holder furnishes a properly completed Internal Revenue Service Form W-8ECI (or a suitable substitute form) to the person that otherwise would be required to withhold U.S. tax.

  Effects of Section 367

        Section 367 of the Code applies to certain non-recognition transactions involving foreign corporations. Under Section 367, United States federal income tax may be imposed on certain United States persons in connection with transactions that would otherwise be tax-free.

        U.S. Holder that owns 10 percent or more of the voting power of Nicholas Financial-Canada.    A U.S. Holder who on the day of the consummation of the arrangement beneficially owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of outstanding Nicholas Financial-Canada shares (a "U.S. 10% Shareholder") should include in income as a dividend the "all earnings and profits amount" attributable to its Nicholas Financial-Canada Common Shares. A U.S. Holder's ownership of stock options should be taken into account in determining whether such holder owns 10% or more of the total combined voting power of all classes of outstanding Nicholas Financial-Canada shares. Complex attribution rules apply in determining whether a U.S. Holder owns 10% or more of the total combined voting power of all classes of outstanding Nicholas Financial-Canada shares for United States federal income tax purposes.

        A U.S. 10% Shareholder's "all earnings and profits amount" with respect to its Nicholas Financial-Canada Common Shares is the net positive earnings and profits of Nicholas Financial-Canada (as determined under Treasury Regulation Section 1.367(b)-2(d)(2)) attributable to the shares (as determined under Treasury Regulation Section 1.367(b)-2(d)(3)) but without regard to any gain that would be realized on a sale or exchange of such shares. Treasury Regulation Section 1.367(b)-2(d)(3) provides that the "all earnings and profits amount" attributable to a shareholder's stock is determined according to the principles of Section 1248 of the Code. In general, Section 1248 of the Code and the Treasury regulations thereunder provide that the amount of earnings and profits attributable to a block of stock in a foreign corporation is the ratably allocated portion of the foreign corporation's earnings and profits generated during the period the shareholder held the block of stock (not including any earnings and profits that have been previously distributed or deemed distributed by the foreign corporation).

        Accordingly, under Treasury Regulation Section 1.367(b)-3(b)(3), a U.S. 10% Shareholder should be required to include in income as a deemed dividend the "all earnings and profits amount" (as defined in Treasury Regulation Section 1.367(b)-2(d)) with respect to its Nicholas Financial-Canada Common Shares. See "—Determination of the all earnings and profits amount" below.

        U.S. Holder that owns Nicholas Financial-Canada Common Shares with a fair market value of less than $50,000.    A U.S. Holder who on the date of the consummation of the arrangement beneficially owns Nicholas Financial-Canada Common Shares with a fair market value less than $50,000 should not be required to recognize any gain or loss under Section 367 of the Code in connection with the arrangement, and should not be required to include any part of the "all earnings and profits amount" in income.

        U.S. Holder that owns Nicholas Financial-Canada Common Shares with a fair market value of $50,000 or more, but less than 10% of the voting power of Nicholas Financial-Canada.    A U.S. Holder who on the date of the consummation of the arrangement beneficially owns Nicholas Financial-Canada Common Shares with a fair market value of $50,000 or more and who beneficially owns (directly, indirectly or constructively) less than 10% of the total combined voting power of all classes of outstanding Nicholas Financial-Canada shares may elect to recognize gain with respect to the receipt of Prospect common stock in the arrangement or, in the alternative, to recognize the "all earnings and profits" amount as described below.

        Unless such a U.S. Holder makes the "all earnings and profits" election as described below, such holder should recognize gain (but not loss) with respect to the receipt of Prospect common stock in the arrangement. Any such gain should constitute capital gain in an amount equal to the amount realized by the U.S. Holder (that is, the fair market value of the Prospect common stock received and the amount of cash received in lieu of fractional shares) minus the U.S. Holder's tax basis in its Nicholas Financial-Canada Common Shares. Gain should be determined separately for each block of Nicholas Financial-Canada Common Shares (i.e., Nicholas Financial-Canada Common Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of Nicholas Financial-Canada Common Shares that have been held for more than one year are generally eligible for reduced rates of United States federal income taxation.

        In lieu of recognizing any gain as described in the preceding paragraph, such a U.S. Holder may elect under Section 367(b) to include in income as a deemed dividend the "all earnings and profits amount" attributable to its Nicholas Financial-Canada Common Shares exchanged pursuant to the arrangement (the "Deemed Dividend Election"). There are, however, strict conditions for making this election. The election must comply with applicable Treasury regulations and generally must include, among other things: (i) a statement that the transaction is a Section 367(b) exchange; (ii) a complete description of the transaction; (iii) a description of any stock, securities or other consideration transferred or received in the transaction; (iv) a statement describing the amounts required to be taken into account for United States federal income tax purposes; (v) a statement that the U.S. Holder is making the election that includes (A) a copy of information provided by Nicholas Financial-Canada (or a successor to Nicholas Financial-Canada) establishing and substantiating the U.S. Holder's "all earnings and profits amount" with respect to the U.S. Holder's Nicholas Financial-Canada Common Shares, and (B) a representation that the U.S. Holder has notified Nicholas Financial-Canada (or a successor to Nicholas Financial-Canada) that the U.S. Holder is making the election; and (vi) certain other information required to be furnished with the U.S. Holder's tax return or otherwise furnished pursuant to the Code or the Treasury regulations thereunder. In addition, the election must be attached by the U.S. Holder to its timely filed United States federal income tax return for the year the arrangement is consummated and the U.S. Holder is required to send notice to Nicholas Financial-Canada (or a successor to Nicholas Financial-Canada) of the election no later than the date such tax return is filed.

        Determination of the "all earnings and profits amount".    The earnings and profits of Nicholas Financial-Canada have historically consisted almost exclusively of dividends received from NDS. Because Nicholas Financial-Canada has historically immediately redistributed all such amounts to its shareholders, based on all available information, it believes that no U.S. Holder should have a positive "all earnings and profits amount" with respect to its Nicholas Financial-Canada Common Shares at the time of the consummation of the arrangement. However, it is possible that the amount of Nicholas Financial-Canada's earnings and profits through the consummation of the arrangement could be greater than expected, or could be adjusted as a result of an examination by the Service. Accordingly, there can be no assurance that each U.S. Holder's "all earnings and profits amount" with respect to its Nicholas Financial-Canada Common Shares will not be positive. In addition, because Nicholas Financial-Canada does not expect to have any earnings and profits between the date of this proxy circular/prospectus and the consummation of the arrangement, the statements in this proxy circular/prospectus will be the only information provided to U.S. Holders with respect to the "all earnings and profits amount" and there can be no assurance that the Service will not challenge the adequacy of such information.

U.S. HOLDERS ARE STRONGLY ENCOURAGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICABILITY AND THE CONSEQUENCES OF SECTION 367(B), INCLUDING THE AVAILABILITY AND ADVISABILITY OF THE DEEMED DIVIDEND ELECTION.

  PFIC Considerations

        Notwithstanding the foregoing, a U.S. Holder may be subject to certain adverse United States federal income tax consequences in respect of a disposition of Nicholas Financial-Canada common stock pursuant to the arrangement if Nicholas Financial-Canada was classified as a PFIC for any taxable year during which the U.S. Holder held Nicholas Financial-Canada Common Shares and did not have certain elections in effect. In general, a non-U.S. corporation, such as Nicholas Financial-Canada, will be classified as a PFIC for United States federal income tax purposes for any taxable year in which, after applying certain look-through rules, either (i) 75% or more of its gross income for such year consists of certain types of "passive" income or (ii) 50% or more of the value of its assets (determined on the basis of a quarterly average) during such year produce or are held for the production of passive income. Passive income generally includes dividends, interest, royalties, rents, annuities, net gains from the sale or exchange of property producing such income and net foreign currency gains.

        Nicholas Financial-Canada believes that it has never been a PFIC, nor does it expect to become a PFIC prior to the consummation of the arrangement. However, the PFIC classification rules are complex and highly fact dependent, and accordingly there can be no assurance that Nicholas Financial-Canada will not be considered a PFIC for the current or any past taxable year.

        In the case of a U.S. Holder that receives Prospect common stock in exchange for Nicholas Financial-Canada Common Shares pursuant to the arrangement, if Nicholas Financial-Canada were a PFIC for any taxable year in which such holder owned Nicholas Financial-Canada Common Shares (or an option that was exercised to acquire Nicholas Financial-Canada Common Shares), the U.S. Holder generally would be required to recognize taxable gain (but not loss) as a result of the arrangement, even if the arrangement qualifies as a reorganization within the meaning of Section 368(a) of the Code. Under Section 1291 of the Code, any such gain must be ratably allocated to each day in the U.S. Holder's holding period for the respective Nicholas Financial-Canada Common Shares. The amount of any such gain allocated to the taxable year of disposition and to taxable years before Nicholas Financial-Canada became a PFIC, if any, would be taxed as ordinary income. The amounts allocated to any other taxable year would be subject to United States federal income tax at the highest tax rate applicable to ordinary income in each such taxable year, and an interest charge would be imposed on the tax liability for each such taxable year, calculated as if such tax liability had been due in each such taxable year.

        In the case of a U.S. Holder that receives a payment pursuant to the exercise of dissent rights with respect to Nicholas Financial-Canada Common Shares, if Nicholas Financial-Canada were a PFIC for any taxable year in which such holder owned Nicholas Financial-Canada Common Shares (or an option that was exercised to acquire Nicholas Financial-Canada Common Shares), the U.S. Holder generally would be required to recognize taxable gain (but not loss) and to pay an interest charge in a manner similar to that described in the immediately preceding paragraph.

U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE POSSIBLE TREATMENT OF NICHOLAS FINANCIAL-CANADA AS A PFIC AND THE CONSEQUENCES OF SUCH TREATMENT.

  Information Reporting and Backup Withholding

        In general, information reporting requirements should apply with respect to payments of cash in lieu of fractional shares of Prospect common stock. In addition, a U.S. Holder may be subject to a backup withholding tax on such payments if the U.S. Holder fails to supply its correct taxpayer identification number in the manner required by applicable law, fails to certify that it is not subject to the backup withholding tax, or otherwise fails to comply with applicable backup withholding tax rules.

        Any amounts withheld from a U.S. Holder under the backup withholding provisions may be credited against the United States federal income tax liability, if any, of the U.S. Holder, and may entitle the U.S. Holder to a refund, provided that the required information is timely furnished to the Service.

Treatment if Foley & Lardner LLP Does Not Deliver the Foley Tax Opinion

        If Foley & Lardner LLP does not deliver the Foley Tax Opinion to Prospect, Prospect intends to treat the arrangement as a taxable transaction for United States federal income tax purposes and not as a "reorganization." Assuming the transaction does not qualify as a reorganization within the meaning of Section 368(a) of the Code, for United States federal income tax purposes, a U.S. Holder should recognize capital gain or loss, if any, equal to the difference between the fair market value of the Prospect common stock received together with any cash received in lieu of fractional shares and the holder's adjusted tax basis in Nicholas Financial-Canada Common Shares exchanged therefor. Gain or loss should be determined separately for each block of Nicholas Financial-Canada Common Shares (i.e., Nicholas Financial-Canada Common Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of Nicholas Financial-Canada Common Shares that have been held for more than one year are generally eligible for reduced rates of United States federal income taxation. The deductibility of capital losses is subject to limitations.

        Similarly, in such a case, for United States federal income tax purposes, a Non-U.S. Holder should recognize gain or loss on its disposition of such shares. Any such gain or loss should constitute capital gain or loss in an amount equal to the difference between the fair market value of the Prospect common stock received together with any cash received in lieu of fractional shares and the holder's adjusted tax basis in Nicholas Financial-Canada Common Shares exchanged therefor. Gain or loss should be determined separately for each block of Nicholas Financial-Canada Common Shares (i.e., Nicholas Financial-Canada Common Shares acquired at the same cost in a single transaction). Any such gain that is recognized on a disposition of Nicholas Financial-Canada Common Shares should not be subject to United States federal income tax unless:

  •
  the gain is effectively connected with the conduct of a trade or business (and, if an applicable United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder; or

  •
  in the case of a Non-U.S. Holder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of the sale, and certain other conditions are met.

        In the case of a Non-U.S. Holder that is described in the first bullet point immediately above, any gain should be subject to United States federal income tax at regular graduated rates, and (if the Non-U.S. Holder is classified as a corporation for United States federal income tax purposes) may also be subject to a United States branch profits tax at a rate of 30% of effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty. However, such effectively connected income should not be subject to United States federal income tax withholding, provided that the Non-U.S. Holder furnishes a properly completed Internal Revenue Service Form W-8ECI (or a suitable substitute form) to the person that otherwise would be required to withhold U.S. tax.

        A Non-U.S. Holder that is described in the second bullet point immediately above should be subject to a flat 30% tax on any gain, which may be offset by U.S.-source capital losses (even though such Non-U.S. Holder is not considered a resident of the United States).

United States Federal Income Tax Considerations Relating to Ownership and Disposition of Prospect Common Stock

  Election To Be Taxed As A RIC

        As a business development company, Prospect intends to qualify and continue to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, Prospect generally is not subject to corporate-level United States federal income taxes on any ordinary income or capital gains that it distributes to its stockholders as dividends. To qualify as a RIC, Prospect must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, Prospect must distribute to its stockholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally its ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

  Taxation As A RIC

        In order to qualify as a RIC for United States federal income tax purposes, Prospect must, among other things:

  •
  qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code) (the "90% Income Test"); and

  •
  diversify its holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of its assets consists of cash, cash equivalents, United States Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a "qualified publicly traded partnership"); and

  •
  no more than 25% of the value of its assets is invested in the securities, other than United States Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by Prospect and that are engaged in the same or similar or related trades or businesses or (iii) of one or more "qualified publicly traded partnerships."

        To the extent that Prospect invests in entities treated as partnerships for United States federal income tax purposes (other than a "qualified publicly traded partnership"), Prospect generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a "qualified publicly traded partnership") will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by Prospect directly. In addition, Prospect generally must take into account its proportionate share of the assets held by partnerships (other than a "qualified publicly traded partnership") in which Prospect is a partner for purposes of the asset diversification tests. If the partnership is a "qualified publicly traded partnership," the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be "securities" for purposes of the diversification tests. Prospect intends to monitor its investments in equity securities of entities that are treated as partnerships for United States federal income tax purposes to prevent Prospect's disqualification as a RIC.

        In order to meet the 90% Income Test, Prospect may establish one or more special purpose corporations to hold assets from which Prospect does not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to United States federal income tax, and could result in a reduced after-tax yield on the portion of Prospect's assets held by such corporation.

        Provided that Prospect qualifies as a RIC and satisfies the Annual Distribution Requirement, Prospect will not be subject to United States federal income tax on the portion of its investment company taxable income and net capital gain (which Prospect defines as net long-term capital gains in excess of net short-term capital losses) that Prospect timely distributes to stockholders. Prospect will be subject to United States federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to its stockholders.

        Prospect will be subject to a 4% non-deductible United States federal excise tax on certain undistributed income unless Prospect distributes during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

        Prospect may be required to recognize taxable income in circumstances in which Prospect does not receive cash. For example, if Prospect holds debt obligations that are treated under applicable tax rules as having original issue discount, Prospect must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by Prospect in the same taxable year. Because any original issue discount accrued will be included in Prospect's investment company taxable income for the year of accrual, Prospect may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though Prospect will not have received any corresponding cash amount.

        Gain or loss realized by Prospect from warrants acquired by Prospect as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long Prospect held a particular warrant. As a RIC, Prospect is not allowed to carry forward or carry back a net operating loss for purposes of computing its investment company taxable income in other taxable years.

        Although Prospect does not presently expect to do so, Prospect is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, Prospect is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, Prospect's ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the diversification tests. If Prospect disposes of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, Prospect may make such dispositions at times that, from an investment standpoint, are not advantageous.

        If Prospect fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, Prospect would be subject to tax on all of its taxable income at regular corporate rates. Prospect would not be able to deduct distributions to stockholders, nor would Prospect be required to make distributions. Distributions would generally be taxable to Prospect's individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to "qualified dividend income" to the extent of Prospect's current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, Prospect would be required to distribute to its stockholders its accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by Prospect as an additional tax. In addition, if Prospect failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, Prospect would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if Prospect had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        Certain of Prospect's investment practices may be subject to special and complex United States federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause Prospect to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. Prospect will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

        Prospect may invest in preferred securities or other securities the United States federal income tax treatment of which may be unclear or may be subject to recharacterization by the Service. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring Prospect to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

  Taxation of U.S. Holders

        Distributions by Prospect generally are taxable to U.S. Holders as ordinary income or capital gains. Distributions of Prospect's "investment company taxable income" (which is, generally, Prospect's ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Holders to the extent of Prospect's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of Prospect common stock. Provided that certain holding period and other requirements are met, such distributions

(if designated by Prospect) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that Prospect's income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that Prospect receives qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion, if any, of Prospect's distributions will qualify for favorable treatment as qualified dividend income.

        Distributions of Prospect's net capital gain (which is generally Prospect's realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by Prospect as "capital gain dividends" will be taxable to a U.S. Holder as long-term capital gains, regardless of the U.S. Holder's holding period for its Prospect common stock and regardless of whether paid in cash or reinvested in additional shares of Prospect common stock. Distributions in excess of Prospect's current and accumulated earnings and profits first will reduce a U.S. Holder's adjusted tax basis in such stockholder's Prospect common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Holder.

        Although Prospect currently intends to distribute any long-term capital gains at least annually, Prospect may in the future decide to retain some or all of its long-term capital gains, and designate the retained amount as a "deemed distribution." In that case, among other consequences, Prospect will pay tax on the retained amount, each U.S. Holder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Holder, and the U.S. Holder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by Prospect. The amount of the deemed distribution net of such tax will be added to the U.S. Holder's tax basis for its Prospect common stock. Since Prospect expects to pay tax on any retained capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Holder's other United States federal income tax obligations or may be refunded to the extent it exceeds such U.S. Holder's liability for United States federal income tax. A U.S. Holder that is not subject to United States federal income tax or otherwise required to file a United States federal income tax return would be required to file a United States federal income tax return on the appropriate form in order to claim a refund for the taxes Prospect paid. In order to utilize the deemed distribution approach, Prospect must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. Prospect cannot treat any of its investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, Prospect may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Prospect makes such an election, the U.S. Holder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Prospect in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by Prospect's U.S. Holders on December 31 of the year in which the dividend was declared.

        If a U.S. Holder receives shares of Prospect common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

        A U.S. Holder generally will recognize taxable gain or loss if such U.S. Holder sells or otherwise disposes of its shares of Prospect common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Holder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of Prospect common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of Prospect common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

        In general, individual U.S. Holders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in Prospect common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Holders currently are subject to United States federal income tax on net capital gain at ordinary income rates.

        Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their "net investment income," which includes dividends received from Prospect and capital gains from the sale or other disposition of Prospect common stock.

        Prospect will send to each of its U.S. Holders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Holder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the United States federal tax status of each year's distributions generally will be reported to the Service. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Holder's particular situation.

        Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of Prospect common stock generally are subject to information reporting unless the U.S. Holder is an exempt recipient. Such payments may also be subject to United States federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder's United States federal income tax liability, provided that certain information is provided timely to the Service.

  Taxation Of Non-U.S. Holders

        Holding Prospect common stock by a Non-U.S. Holder may have adverse tax consequences. Non-U.S. Holders should consult their tax advisers regarding the United States federal tax consequences of acquiring, holding, and disposing of Prospect common stock.

        Distributions of Prospect's investment company taxable income to Non-U.S. Holders that are not "effectively connected" with a United States trade or business conducted by the Non-U.S. Holder, will generally be subject to withholding of United States federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of Prospect's current and accumulated earnings and profits.

        For Prospect's taxable years beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), properly designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of Prospect's "qualified net interest income" (generally, Prospect's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which Prospect is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of Prospect's "qualified short-term capital gains" (generally, the excess of Prospect's net short-term capital gain over its long-term capital loss for such taxable year). There can be no assurance that this provision will be extended. In addition, even if this provision were extended, depending on the circumstances, Prospect may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Holders needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an Internal Revenue Service Form W-8BEN or substitute form). In the case of shares of Prospect common stock held through an intermediary, the intermediary may withhold even if Prospect reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Holders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of Prospect's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
        Actual or deemed distributions of Prospect's net capital gain to a Non-U.S. Holder, and gains recognized by a Non-U.S. Holder upon the sale of Prospect common stock, that are not effectively connected with a United States trade or business conducted by the Non-U.S. Holder will generally not be subject to United States federal withholding tax and generally will not be subject to United States federal income tax unless the Non-U.S. Holder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. A Non-U.S. Holder that is so present in the U.S. will be subject to tax as described in the following paragraph.

        Distributions of Prospect's investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Holder, and gains recognized by Non-U.S. Holders upon the sale of Prospect common stock, that are effectively connected with a United States trade or business conducted by the Non-U.S. Holder will be subject to United States federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) United States branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in Prospect common stock is effectively connected with its conduct of a United States trade or business.

        If Prospect distributes its net capital gain in the form of deemed rather than actual distributions (which Prospect may do in the future), a Non-U.S. Holder will be entitled to a United States federal income tax credit or tax refund equal to the stockholder's allocable share of the tax Prospect pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Holder must obtain a United States taxpayer identification number and file a United States federal income tax return even if the Non-U.S. Holder would not otherwise be required to obtain a United States taxpayer identification number or file a United States federal income tax return.

        Legislation enacted in 2010 and existing guidance issued thereunder will require, after June 30, 2014, withholding at a rate of 30% on dividends in respect of, and, after December 31, 2016, gross proceeds from the sale of, Prospect common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons and by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which Prospect common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, Prospect common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to Prospect that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which Prospect will in turn provide to the Internal Revenue Service. Prospect will not pay any additional amounts to holders in respect of any amounts withheld. Holders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in Prospect common stock.

        A Non-U.S. Holder generally will be required to comply with certain certification procedures to establish that such holder is not a United States person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of Prospect common stock. In addition, Prospect is required to annually report to the Service and each Non-U.S. Holder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Holder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Holder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Holder's United States federal income tax liability, if any, provided that certain required information is provided timely to the Service.

  Failure To Obtain RIC Tax Treatment

        If Prospect were unable to obtain tax treatment as a RIC, Prospect would be subject to tax on all of its taxable income at regular corporate rates. Prospect would not be able to deduct distributions to stockholders, nor would such distributions be required to be made. Distributions would generally be taxable to Prospect's stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of Prospect's current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.

        Distributions in excess of Prospect's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE, AND POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE TAX CONSIDERATIONS RELEVANT TO THEIR PARTICULAR SITUATION.

MARKET PRICE AND DIVIDEND INFORMATION

        Prospect common stock trades on the NASDAQ Global Select Market under the symbol "PSEC" and Nicholas Financial-Canada's Common Shares trade on the NASDAQ Global Select Market under the symbol "NICK". The following tables set forth, for each fiscal quarter since the beginning of each company's last two full fiscal years, the range of high and low sales prices of both Prospect Common stock and Nicholas Financial-Canada's Common Shares, each as reported on the NASDAQ Global Select Market. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

        Also set forth below are the dividend policies of Nicholas Financial-Canada and Prospect as well as the distributions declared and paid by each company since the beginning of such Company's last two full fiscal years. After the arrangement is complete, the distribution policy of Prospect will remain the same and will govern former Nicholas Financial-Canada shareholders.

Nicholas Financial-Canada

Price Range of Nicholas Financial-Canada's Common Shares.    Nicholas Financial-Canada's Common Shares is quoted on the NASDAQ Global Select Market under the symbol "NICK." The table below sets forth for the periods indicated the high and low sales prices of Nicholas Financial-Canada's Common Shares as reported by The NASDAQ Global Select Market.

	High	Low
Fiscal year ended March 31, 2012
First Quarter	$13.61	$11.40
Second Quarter	$12.60	$9.26
Third Quarter	$12.92	$9.08
Fourth Quarter	$14.41	$12.17
Fiscal year ended March 31, 2013
First Quarter	$13.60	$12.07
Second Quarter	$14.30	$12.50
Third Quarter	$14.80	$11.71
Fourth Quarter	$15.15	$12.50
First three quarters of fiscal year ending March 31, 2014
First Quarter	$16.96	$13.60
Second Quarter	$16.79	$14.82
Third Quarter	$17.20	$15.01
Fourth Quarter (through January 3, 2014)	$15.78	$15.68

        On January 10, 2014, the last reported sales price of Nicholas Financial-Canada's Common Shares was $15.74 per share. As of the record date, Nicholas Financial-Canada had approximately [      ] shareholders of record.

Dividend History    Nicholas Financial-Canada's dividends, if any, are determined by its board of directors. Any payments of future cash dividends and the amounts thereof will be dependent upon the Company's earnings, financial measurements as described in its current line of credit facility, and other factors deemed relevant by the board of directors; provided, however, that pursuant to the arrangement agreement, Nicholas Financial-Canada may not issue dividends without the prior written consent of Prospect.

        During the six months ended September 30, 2013, two quarterly cash dividends were declared and paid. On May 7, 2013, Nicholas Financial-Canada's board of directors declared a quarterly cash dividend of $0.12 per Common Share paid on June 28, 2013. On August 13, 2013, Nicholas

Financial-Canada's board of directors declared a quarterly cash dividend of $0.12 per Common Share paid on September 27, 2013.

        During the fiscal year ended March 31, 2013, four quarterly cash dividends and a one-time special cash dividend were declared and paid. On May 2, 2012, Nicholas Financial-Canada's board of directors declared a quarterly cash dividend of $0.10 per Common Share paid on June 6, 2012. On August 8, 2012, Nicholas Financial-Canada's board of directors declared a quarterly cash dividend of $0.12 per Common Share paid on September 6, 2012. On November 9, 2012, Nicholas Financial-Canada's board of directors declared a quarterly cash dividend of $0.12 per Common Share paid on December 6, 2012. On December 11, 2012, Nicholas Financial-Canada's board of directors declared a special dividend of $2.00 per Common Share paid on December 28, 2012. Finally, on February 19, 2013, Nicholas Financial-Canada's board of directors declared a quarterly cash dividend of $0.12 per Common Share paid on March 29, 2013.

        During the fiscal year ended March 31, 2012, three quarterly cash dividends were declared and paid. On August 30, 2011, the board of directors declared a quarterly cash dividend of $0.10 per Common Share paid on September 20, 2011. On October 27, 2011, the board of directors declared a cash dividend of $0.10 per Common Share paid on December 20, 2011. Finally, on January 31, 2012, the board of directors declared a cash dividend of $0.10 per Common Share paid on March 20, 2012.

        Payment of cash dividends results in a 5% withholding tax payable by the Company under the Canada-United States Income Tax Convention, which tax is included in earnings under the caption of dividend tax.

  Prospect

        Price Range of Prospect's Common Stock.    Prospect common stock is quoted on the NASDAQ Global Select Market under the symbol "PSEC." The following table sets forth, for the periods indicated, Prospect's NAV per share of common stock and the high and low sales prices per share of Prospect common stock as reported on the NASDAQ Global Select Market. Prospect common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, Prospect common stock has traded at a discount to its NAV per share. The risk that Prospect common stock may continue to trade at a discount to its NAV per share is separate and distinct from the risk that its NAV per share may decline.

			Stock Price		Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV
							Dividends Declared
	NAV(1)		High(2)	Low(2)
Twelve Months Ending June 30, 2012
First quarter	$10.41		$10.18	$7.41	(2.2)%	(28.8)%	$0.303900
Second quarter	10.69		9.88	7.99	(7.6)%	(25.3)%	0.304125
Third quarter	10.82		11.39	9.43	5.3%	(12.8)%	0.304350
Fourth quarter	10.83		11.39	10.55	5.2%	(2.5)%	0.304575
Twelve Months Ending June 30, 2013
First quarter	$10.88		$12.21	$10.83	12.2%	(0.5)%	$0.304800
Second quarter	10.81		11.98	9.89	10.8%	(8.5)%	0.313325
Third quarter	10.71		11.49	10.91	7.3%	1.9%	0.330150
Fourth quarter	10.72		11.11	10.08	3.6%	(6.0)%	0.330375
Twelve Months Ending June 30, 2014
First quarter	$10.72		$11.61	$10.76	8.3%	0.4%	$0.330600
Second quarter		(3)(4)	11.48	10.80	(4)	(4)	0.330825	(5)
Third quarter (through January 3, 2014)		(3)(4)	11.20	11.16	(4)	(4)	0.331050	(5)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of Prospect common stock at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Prospect's most recently estimated NAV per share is $10.76 on an as adjusted basis solely to give effect to Prospect's issuance of common stock since September 30, 2013 in connection with Prospect's dividend reinvestment plan and Prospect's issuance of 29,857,039 shares of common stock during the period from October 1, 2013 to December 30, 2014 (with settlement through January 3, 2014) under Prospect's ATM Program, $0.04 higher than the $10.72 determined by Prospect as of September 30, 2013. NAV per share as of December 31, 2013, may be higher or lower than $10.76 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended.

(4)
NAV has not yet been finally determined for any day after September 30, 2013.

(5)
On June 17, 2013, Prospect announced the declaration of a monthly dividend in the following amount and with the following date:

•
$0.110300 per share for December 2013 to holders of record on December 31, 2013 with a payment date of January 23, 2014.

  On August 21, 2013, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

  On January 10, 2014, the last reported sales price of Prospect common stock was $11.20 per share.

  As of the record date, Prospect had approximately [          ] stockholders of record.

  The below table sets forth each class of Prospect's outstanding securities as of the record date including sales of shares under its ATM Program which will settle through [            ].

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	500,000,000	0	[ ]

        Dividend History.    Through March 2010, Prospect made quarterly distributions to its stockholders out of assets legally available for distribution. In June 2010, Prospect changed its distribution policy from a quarterly payment to a monthly payment and intends to continue with monthly distributions. Prospect's distributions, if any, will be determined by its board of directors. Certain amounts of the monthly distributions may from time to time be paid out of Prospect's capital rather than from earnings for the quarter as a result of Prospect's deliberate planning or by accounting reclassifications.

        As a RIC, Prospect generally is not subject to United States federal income tax on income and gains it distributes each taxable year to its stockholders, provided that in such taxable year it distributes at least 90% of its ordinary income and net short-term capital gains in excess of realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, Prospect is required to timely distribute with respect to each calendar year an amount at least equal to the sum of

  •
  98% of its ordinary income for the calendar year,

  •
  98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

  •
  any ordinary income and net capital gains for preceding years that were not distributed during such years.

        At December 31, 2012, Prospect accrued, and subsequently paid, $4,500,000 for the undistributed ordinary income retained at December 31, 2012. Through September 30, 2013, Prospect has accrued an additional $3,000,000 as it expects to again retain undistributed ordinary income at December 31, 2013.

        In addition, although Prospect currently intends to distribute realized net capital gains (which it defines as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, Prospect may decide in the future to retain such capital gains for investment. In such event, the consequences of Prospect's retention of net capital gains are as described under "Certain United States Federal Income Tax Considerations." Prospect can offer no assurance that it will achieve results that will permit the payment of any cash distributions and, if it issues senior securities, Prospect may be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings.

        Prospect maintains an "opt out" dividend reinvestment plan for its common stockholders. As a result, if Prospect declares a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of Prospect common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock are subject to the same United States federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. See "Prospect's Dividend Reinvestment

Plan." To the extent prudent and practicable, Prospect intends to declare and pay dividends on a monthly basis.

        With respect to the distributions paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. During the fiscal year ended June 30, 2013, Prospect declared total distributions of approximately $271.5 million.

        Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Prospect's ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

        The following table reflects the distributions per share that Prospect has declared on its common stock to date. In June 2010, Prospect changed its distribution policy from a quarterly payment to a monthly payment.

Declaration Date	Record Date	Pay Date	Rate	Amount (in thousands)
8/20/2013	3/31/2014	4/17/2014	0.110375	*
8/20/2013	2/28/2014	3/20/2014	0.110350	*
8/20/2013	1/31/2014	2/20/2014	0.110325	*
6/17/2013	12/31/2013	1/23/2014	0.110300	$33,229
6/17/2013	11/29/2013	12/19/2013	0.110275	32,189
6/17/2013	10/31/2013	11/21/2013	0.110250	31,224
6/17/2013	9/30/2013	10/24/2013	0.110225	29,916
5/6/2013	8/30/2013	9/19/2013	0.110200	28,759
5/6/2013	7/31/2013	8/22/2013	0.110175	28,001
5/6/2013	6/28/2013	7/18/2013	0.110150	27,299
5/6/2013	5/31/2013	6/19/2013	0.110125	27,280
2/7/2013	4/30/2013	5/23/2013	0.110100	26,619
2/7/2013	3/29/2013	4/18/2013	0.110075	26,267
2/7/2013	2/28/2013	3/21/2013	0.110050	25,307
11/7/2012	1/31/2013	2/20/2013	0.110025	24,641
11/7/2012	12/31/2012	1/23/2013	0.110000	23,669
11/7/2012	11/30/2012	12/20/2012	0.101675	21,308
8/21/2012	10/31/2012	11/22/2012	0.101650	17,736
8/21/2012	9/30/2012	10/24/2012	0.101625	17,597
5/7/2012	8/31/2012	9/21/2012	0.101600	16,897
5/7/2012	7/31/2012	8/24/2012	0.101575	16,886
5/7/2012	6/29/2012	7/24/2012	0.101550	14,180
5/7/2012	5/31/2012	6/22/2012	0.101525	12,395
2/6/2012	4/30/2012	5/24/2012	0.101500	12,384
2/6/2012	3/30/2012	4/20/2012	0.101475	12,372
2/6/2012	2/29/2012	3/23/2012	0.101450	12,361
11/7/2011	1/31/2012	2/17/2012	0.101425	11,134
11/7/2011	12/31/2011	1/25/2012	0.101400	11,122
11/7/2011	11/30/2011	12/22/2011	0.101375	11,111
8/24/2011	10/31/2011	11/22/2011	0.101350	11,098
8/24/2011	9/30/2011	10/25/2011	0.101325	11,087
5/9/2011	8/31/2011	9/23/2011	0.101300	11,074
5/9/2011	7/29/2011	8/26/2011	0.101275	11,060
5/9/2011	6/30/2011	7/22/2011	0.101250	10,896

Declaration Date	Record Date	Pay Date	Rate	Amount (in thousands)
5/9/2011	5/31/2011	6/24/2011	0.101225	9,871
2/8/2011	4/29/2011	5/31/2011	0.101200	9,861
2/8/2011	3/31/2011	4/29/2011	0.101175	8,939
2/8/2011	2/28/2011	3/31/2011	0.101150	8,930
11/8/2010	1/31/2011	2/28/2011	0.101125	8,919
11/8/2010	12/31/2010	1/31/2011	0.101000	8,899
11/8/2010	11/30/2010	12/31/2010	0.100875	8,668
8/26/2010	10/29/2010	11/30/2010	0.100750	8,347
8/26/2010	9/30/2010	10/29/2010	0.100625	7,889
6/18/2010	8/31/2010	9/30/2010	0.100500	7,620
6/18/2010	7/30/2010	8/31/2010	0.100250	7,330
Prior to 6/30/2010				215,157

Since Inception				$917,528

*
Not yet determinable

BUSINESS OF PROSPECT

General

        Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. Prospect is a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Prospect invests primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. Prospect works with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        Prospect currently has seven origination strategies in which it makes investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, and (7) investments in syndicated debt. Prospect continues to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.

        Lending in Private Equity Sponsored Transactions—Prospect makes loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or mezzanine loans. In making these investments, Prospect looks for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to Prospect's loan position. This strategy has represented approximately 50%-60% of Prospect's business.

        Lending Directly to Companies—Prospect provides debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths it looks for in a sponsored transaction, Prospect also looks for alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to Prospect. This strategy generally has comprised approximately 10%-15% of Prospect's business.

        Control Investments in Corporate Operating Companies—This strategy involves acquiring controlling stakes in non financial operating companies. Prospect's investments in these companies are generally structured as a combination of yield producing debt and equity. Prospect provides certainty of closure to Prospect's counterparties, gives the seller personal liquidity and generally looks for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of its business.

        Control Investments in Financial Companies—This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, subprime auto lending and other strategies. Prospect's investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC (as defined below) compliant partnership, enhancing returns. This strategy has comprised approximately 10%-15% of Prospect's business.

        Investments in Structured Credit—Prospect makes investments in collateralized loan obligations ("CLOs"), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which Prospect invests are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has represented 10%-20% of Prospect's business.

        Real Estate Investments—Prospect makes investments in real estate through its tax efficient real estate investment trusts ("REITs"), American Property Holdings Corp., National Property Holdings Corp. and United Property Holdings Corp. Prospect's real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. Prospect seeks to identify properties that have historically high occupancy and steady cash flow generation. Prospect partners with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has represented approximately 5%-10% of its business.

        Investments in Syndicated Debt—On an opportunistic basis, Prospect makes investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here, Prospect looks for investments with attractive risk-adjusted returns after it has completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and Prospect looks to provide significant structuring input by providing anchoring orders. This strategy has represented approximately 5%-10% of the portfolio.

        Typically, Prospect concentrates on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Prospect's typical investment involves a secured loan of less than $250 million. Prospect also acquires controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which Prospect invests are privately held at the time it invests in them. Prospect refers to these companies as "target" or "middle market" companies and these investments as "middle market investments".

        Prospect seeks to maximize total returns to its investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor its investments. Prospect is currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. Prospect also regularly evaluates control investment opportunities in a range of industries, and some of these investments could be material to Prospect. There can be no assurance that Prospect will successfully consummate any investment opportunity it is currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share Prospect's view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on its stock price.

        Prospect seeks to be a long-term investor with its portfolio companies. From its July 27, 2004 inception to the fiscal year ended June 30, 2007, Prospect invested primarily in industries related to the industrial/energy economy. Since then, Prospect has widened its strategy to focus in other sectors of the economy and continue to reduce its exposure to the energy industry, and its holdings in the energy and energy related industries now represent less than 7% of its investment portfolio.

        Prospect has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the 1940 Act. Prospect is a non-diversified company within the meaning of the 1940 Act. Its headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and its telephone number is (212) 448-0702. Prospect's investment adviser is Prospect Capital Management LLC.

        On July 27, 2004, Prospect completed its initial public offering ("IPO") and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, Prospect has made other common stock share offerings (including options exercised by underwriters) resulting in the issuance of 206,744,448 shares at prices ranging from $7.75 to $17.70. Prospect issued the 2015 Notes on December 21, 2010, the 2016 Notes on February 18, 2011,

the 2017 Notes on April 16, 2012, the 2022 Notes on May 1, 2012, the 2018 Notes on August 14, 2012, the 2019 Notes on December 21, 2012, the 2023 Notes on March 15, 2013 and has issued Prospect Capital InterNotes® with a range of maturities since February 16, 2012.

  Senior Convertible Notes

        On December 21, 2010, February 18, 2011, April 16, 2012, August 14, 2012 and December 21, 2012, Prospect issued the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes and the 2019 Notes, respectively. Prospect refers to the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes and the 2019 Notes collectively as the Senior Convertible Notes. The Senior Convertible Notes were issued only to qualified institutional investors under Rule 144A of the Securities Act. The 2015 Notes mature on December 15, 2015, the 2016 Notes mature on August 15, 2016, the 2017 Notes mature on October 15, 2017, the 2018 Notes mature on March 15, 2018 and the 2019 Notes mature on January 15, 2019, in each case unless previously converted in accordance with their terms. The Senior Convertible Notes are general unsecured obligations of Prospect, rank equally in right of payment with Prospect's existing and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. Prospect may not redeem the Senior Convertible Notes prior to maturity. The net proceeds from the offerings of the Senior Convertible Notes were approximately $825.8 million which was used initially to maintain balance sheet liquidity, including repayment of debt under Prospect's credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and to make long-term investments in accordance with Prospect's investment objective.

        The interest rate on the 2015 Notes is 6.25% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2011. Holders may convert their 2015 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 88.0902 shares of common stock per $1,000 principal amount of 2015 Notes (equivalent to an initial conversion price of approximately $11.35 per share). The conversion rate is subject to adjustment in certain events and in no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2015 Notes, or the "conversion rate cap," except that, to the extent Prospect receives written guidance or a no-action letter from the staff of the SEC permitting it to adjust the conversion rate in certain instances without regard to the conversion rate cap, and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events of Prospect without regard to the conversion rate cap, it will make such adjustments without regard to the conversion rate cap and will also, to the extent that it makes any such adjustment without regard to the conversion rate cap pursuant to such written guidance or a no-action, adjust the conversion rate cap accordingly. Prior to obtaining the previously mentioned written guidance or no-action letter from the staff of the SEC, Prospect will not engage in certain transactions that would result in an adjustment to the conversion rate of the 2015 Notes increasing the conversion rate beyond what it would have been in the absence of such transaction unless Prospect has engaged in a reverse stock split or share combination transaction such that in its reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction. At June 30, 2013, the 2015 Notes are convertible into 88.1429 shares of common stock per $1,000 principal amount of 2015 Notes (equivalent to a conversion price of approximately $11.35 per share). The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (December 21, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2016 Notes is 5.50% per year, payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 2011. Holders may convert their 2016

Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 78.3699 shares of common stock per $1,000 principal amount of 2016 Notes (equivalent to an initial conversion price of approximately $12.76 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2013, the 2016 Notes are convertible into 78.5395 shares of common stock per $1,000 principal amount of 2016 Notes (equivalent to a conversion price of approximately $12.73 per share). The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (February 14, 2013) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2017 Notes is 5.375% per year, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 2012. Holders may convert their 2017 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 85.8442 shares of common stock per $1,000 principal amount of 2017 Notes (equivalent to an initial conversion price of approximately $11.65 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2013, the 2017 Notes are convertible into 86.1162 shares of common stock per $1,000 principal amount of 2017 Notes (equivalent to a conversion price of approximately $11.61 per share). The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (April 16, 2013) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2018 Notes is 5.75% per year, payable semiannually in arrears on March 15 and September 15 of each year, commencing March 15, 2013. Holders may convert their 2018 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 82.3451 shares of common stock per $1,000 principal amount of 2018 Notes (equivalent to an initial conversion price of approximately $12.14 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2013, the 2018 Notes are convertible into 82.8631 shares of common stock per $1,000 principal amount of 2018 Notes (equivalent to a conversion price of approximately $12.07 per share) and will be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2019 Notes is 5.875% per year, payable semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 2013. Holders may convert their 2019 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 79.7766 shares of common stock per $1,000 principal amount of 2019 Notes (equivalent to an initial conversion price of approximately $12.54 per share). The conversion price has not been adjusted since the issuance (December 21, 2012) and will be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

  Senior Unsecured Notes

        On May 1, 2012, Prospect issued the 2022 Notes pursuant to its effective shelf registration statement. The 2022 Notes are listed on the New York Stock Exchange under the symbol "PRY." The 2022 Notes are general unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by Prospect. The 2022 Notes will mature on November 15, 2022. Prospect will pay interest on the 2022 Notes on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Prospect may redeem the 2022 Notes in whole or in part at any time or from time to time on or after May 15, 2015, at a redemption price as specified in the indenture governing the 2022 Notes. The 2022 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

        On March 15, 2013, Prospect issued the 2023 Notes pursuant to its effective shelf registration statement. The 2023 Notes are general unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by Prospect. The 2023 Notes will mature on March 15, 2023. Prospect will pay interest on the 2023 Notes on September 15 and March 15 of each year, commencing on September 15, 2013.

  Prospect Capital InterNotes®

        On March 4, 2013, Prospect entered into a Second Amended and Restated Selling Agent Agreement, as amended from time to time, (the "Selling Agent Agreement") with Incapital LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as purchasing agents for Prospect's issuance and sale from time to time of up to $500 million of Prospect Capital InterNotes® (the "InterNotes® Offering"). The initial Selling Agent Agreement was entered into on February 16, 2012. Citigroup Global Markets Inc. joined the Selling Agent Agreement by the Agent Joinder Letter dated April 15, 2013. Additional agents appointed by Prospect from time to time in connection with the InterNotes® Offering may become parties to the Selling Agent Agreement. On August 23, 2013, Prospect amended the Selling Agent Agreement to increase the aggregate principal amount of notes that may be issued from time to time under such agreement from $500.0 million to $1.0 billion. On October 15, 2013, Prospect entered into a Third Amended and Restated Selling Agent Agreement on substantially similar terms to provide for such issuances under its current shelf registration statement.

        These Prospect Capital InterNotes® are and will be Prospect's direct unsecured senior obligations and will and do rank equally with all of Prospect's unsecured senior indebtedness from time to time outstanding. Each series of Prospect Capital InterNotes® will be issued by a separate supplemental indenture. The Prospect Capital InterNotes® bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance. Since the inception of the InterNotes® Offering and through January 3, 2014, Prospect has issued $603.8 million in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of approximately $591.5 million. The Prospect Capital InterNotes® were issued with variable and fixed interest rates ranging from 3.28% to 7.00% with an average rate of 5.63%, and maturities ranging from July 15, 2018 to August 15, 2043. Such Prospect Capital InterNotes® may be issued with a Survivor's Option, which is a provision in such Senior Note's supplemental indenture pursuant to which Prospect will repay that Senior Note, if requested by the authorized representative of the beneficial owner of that Senior Note, following the death of the beneficial owner of the Senior Note, so long as the Senior Note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. Each of the Prospect Capital InterNotes® issued thus far includes a Survivor's Option.

        Under each indenture governing the Senior Notes, there are certain events of default, the occurrence of which may lead to the Senior Notes being due and payable immediately. An event of default under an indenture could have a material adverse effect on Prospect's business, financial conditions and results of operations.

        If Prospect undergoes a "fundamental change" as described in the indenture for each of the Senior Convertible Notes or Unsecured Senior Notes, holders may require it to repurchase all or part of their Senior Convertible Notes or Unsecured Senior Notes at a price equal to 100% of the principal amount of the Senior Convertible Notes or Unsecured Senior Notes, plus accrued and unpaid interest (including additional interest, if any).

Prospect's Investment Objective and Policies

        Prospect's investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. It focuses on making investments in private companies, and is a non-diversified company within the meaning of the 1940 Act.

        Prospect invests primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests in the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and Prospect's investments in CLOs are subordinated to senior loans and are generally unsecured. Prospect's investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. Prospect's investment sizes are expected to grow as its capital base expands.

        Prospect also acquires controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.

        Prospect seeks to maximize returns and minimize risk for its investors by applying rigorous analysis to make and monitor its investments. While the structure of its investments varies, Prospect can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While Prospect's primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, it may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. Prospect expects that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans ("Senior Secured Loans") made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. Within this 30% basket, Prospect has and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.

        Prospect's investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in Prospect's best interest, Prospect may acquire a controlling interest in a portfolio company. Any warrants Prospect receives with its debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, Prospect may achieve additional investment return from this equity interest. Prospect has structured, and will continue to structure, some warrants to include provisions protecting its rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, Prospect obtains registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        Prospect plans to hold many of its investments to maturity or repayment, but will sell an investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if it determines a sale of such investment to be in its best interest.

        Prospect has qualified and elected to be treated for United States federal income tax purposes as a regulated investment company ("RIC"), under Subchapter M of the Code. As a RIC, Prospect generally does not have to pay corporate-level United States federal income taxes on any ordinary income or capital gains that it distributes to its stockholders as dividends. To continue to qualify as a RIC, Prospect must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment Prospect must distribute to its stockholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

        For a discussion of the risks inherent in Prospect's portfolio investments, see "Risks Related to Prospect—Risks Relating to Prospect's Investments."

Industry Sectors

        While Prospect's original investments were concentrated in industrial and energy related companies, it continues to widen its focus in other sectors of the economy to diversify its portfolio holdings. Prospect's portfolio is now well diversified into 36 industry categories with no individual industry comprising more than 14.6% of the portfolio on either a cost or fair value basis.

Ongoing Relationships with Portfolio Companies

Monitoring

        Prospect Capital Management monitors Prospect's portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

        Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of Prospect's investments, which may include, but are not limited to, the following:

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  Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

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  Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

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  Attendance at and participation in board meetings of the portfolio company; and

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  Review of monthly and quarterly financial statements and financial projections for the portfolio company.

Investment Valuation

        To value its assets, Prospect follows the guidance of Accounting Standards Codification ("ASC") 820 that defines fair value, establishes a framework for measuring fair value in conformity with U.S. GAAP and requires disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by Prospect at the measurement date.

          Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:  Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Prospect's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of Prospect's investments is defined as the price that it would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        Prospect's board of directors has established procedures for the valuation of its investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of Prospect's investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, Prospect's board of directors has approved a multi-step valuation process each quarter, as described below:

          1.     each portfolio company or investment is reviewed by Prospect's investment professionals with an independent valuation firm engaged by Prospect's board of directors;

          2.     the independent valuation firms conduct independent appraisals and make their own independent assessment;

          3.     the Audit Committee of Prospect's board of directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms; and

          4.     the board of directors discusses valuations and determines the fair value of each investment in Prospect's portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that Prospect may take into account in fair value pricing its investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, mergers and acquisitions comparables, the principal market and enterprise values, among other factors.

        Prospect's investments in CLOs are classified as ASC 820 level 3 securities, and are valued using discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure need be modeled. Prospect uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risks Related to Prospect—Risks Relating to Prospect's Business—Most of Prospect's portfolio investments are recorded at fair value as determined in good faith under the direction of its board of directors and, as a result, there is uncertainty as to the value of its portfolio investments."

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities, ("ASC 820-10-05-1") permits an entity to elect fair value as the initial and subsequent measurement attribute for many assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. Prospect has elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Managerial Assistance

        As a business development company, Prospect offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of its portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Prospect Administration provides such managerial assistance on Prospect's behalf to portfolio companies when it is required to provide this assistance. Prospect is also deemed to be providing managerial assistance to all portfolio companies that it controls, either by itself or in conjunction with others.

Investment Adviser

        Prospect Capital Management manages Prospect's investments as the Investment Adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Investment Adviser Act of 1940 (the "Advisers Act") since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on Prospect's behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. Prospect depends on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. Prospect also depends, to a significant extent, on the Investment Adviser's investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser's senior management team evaluates, negotiates, structures, closes, monitors and services Prospect's investments. Prospect's future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on Prospect's ability to achieve its investment objective. In addition, Prospect can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that it will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement, Prospect pays Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on Prospect's gross assets as well as a two-part incentive fee based on Prospect's performance. Mr. Barry currently controls Prospect Capital Management.

Administrator

        Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. In addition, Prospect reimburses Prospect Administration for its allocable portion of expenses incurred by Prospect Administration in the performance of its obligations under the Administration Agreement, including rent and Prospect's allocable portion of the costs of its chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See "Business of Prospect—Management Services—Administration Agreement."

Staffing

        Mr. John F. Barry III, Prospect's chairman and chief executive officer, Mr. Grier Eliasek, Prospect's chief operating officer and president, and Mr. Brian H. Oswald, Prospect's chief financial officer, chief compliance officer, treasurer and secretary, comprise Prospect's senior management. Over time, Prospect expects to add additional officers.

Properties

        Prospect does not own any real estate or other physical properties materially important to its operation. Its corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where it occupies an office space pursuant to the Administration Agreement.

Legal Proceedings

        From time to time, Prospect may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of its business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.

        Prospect is not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which Prospect is a party or of which any of its property is subject.

Management

        Prospect's business and affairs are managed under the direction of its board of directors. Prospect's board of directors currently consists of five directors, three of whom are not "interested persons" of Prospect as defined in Section 2(a)(19) of the 1940 Act. Prospect refers to these individuals as its independent directors. Prospect's board of directors elects its officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

        Under Prospect's charter, its directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of Prospect's stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

        Prospect's directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with Prospect	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
William J. Gremp, 70	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2014	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)
Eugene S. Stark, 55	Director	Class III Director since September 2008; Term expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)
Andrew C. Cooper, 51	Director	Class II Director since February 2009; Term expires 2015
			Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)

(1)
Prospect's board of directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2014, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2016.
(2)
An investment company registered under the 1940 Act.

Interested Directors

Name and Age	Position(s) Held with Prospect	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John F. Barry III, 61(2)	Director, Chairman of the board of directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2016	Chairman and Chief Executive Officer of Prospect; Managing Director of Prospect Capital Management and Prospect Administration since June 2004	One	None
M. Grier Eliasek, 40(2)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2015
			President and Chief Operating Officer of Prospect, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Senior Secured Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of Pathway Energy Infrastructure Fund, Inc., President and COO of Pathway Energy Infrastructure Management, LLC.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)

(1)
Prospect's board of directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2014, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2016.

(2)
Messrs. Barry and Eliasek are each considered an "interested person" under the 1940 Act by virtue of serving as one of Prospect's officers and having a relationship with Prospect Capital Management.

(3)
An investment company registered under the 1940 Act.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with Prospect	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 52	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer, Treasurer and Secretary and October 2008 to present as Chief Compliance Officer.	Joined Prospect Administration as Managing Director in June 2008.

Board Leadership Structure

        The board of directors believes that the combined position of Chief Executive Officer and Chairman of the board of directors of Prospect is a superior model that results in greater efficiency regarding Prospect's management, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to Prospect arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in Prospect's line of business, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis.

        Prospect's board of directors does not currently have a designated lead independent director. Instead, all of the independent directors play an active role on the board of directors. The independent directors compose a majority of Prospect's board of directors, and are closely involved in all material board-level deliberations related to Prospect. The board of directors believes that, with these practices, each independent director has an equal stake in the Board's actions and oversight role and equal accountability to Prospect and its stockholders. Prospect believes that Eugene Stark acts as the de facto lead independent director, by virtue of his role as an accounting expert and Chairman of the Audit Committee.

Director Independence

        On an annual basis, each member of Prospect's board of directors is required to complete an independence questionnaire designed to provide information to assist the board of directors in determining whether the director is independent. Prospect's board of directors has determined that each of its directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer

        As Chairman of the board of directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports Prospect's major transaction initiatives. Mr. Barry also manages Prospect's day-to-day operations, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of Prospect's policies, as determined by the board of directors, and for the management of Prospect's business and affairs. The board of directors has determined that its leadership structure, in which the majority of the directors are not affiliated with Prospect, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to Prospect and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board's Conclusion that such Members Should Serve as Directors of Prospect

        The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing Prospect and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

  John F. Barry III

        The Board benefits from Mr. Barry's years of experience in the investment banking and the financial advisory industries, as well as his service on multiple boards for various companies. In addition to overseeing Prospect, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. The Board also benefits from Mr. Barry's past experience as a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers.

Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry's longstanding service as Chairman and Chief Executive Officer of Prospect and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of Prospect, its operation, and the business and regulatory issues it faces.

  M. Grier Eliasek

        Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of Prospect and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for Prospect. The Board also benefits from Mr. Eliasek's experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing Prospect with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek's longstanding service as director, President and Chief Operating Officer of Prospect and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of Prospect, its operation, and the business and regulatory issues it faces.

  Andrew C. Cooper

        Mr. Cooper's over 25 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-CEO of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on Prospect's Audit Committee and his independence from Prospect, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  William J. Gremp

        Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1990 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1990, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on Prospect's Audit Committee and his independence from Prospect, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  Eugene S. Stark

        Mr. Stark brings to the Board over 25 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on Prospect's Audit Committee and his independence from Prospect, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Finance Committee.

Means by Which the Board of Directors Supervises Executive Officers

        The board of directors is regularly informed on developments and issues related to Prospect's business, and monitors the activities and responsibilities of the executive officers in various ways.

        At each regular meeting of the board of directors, the executive officers report to the board of directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the board of directors regarding Prospect's business between the dates of regular meetings of the board of directors.

        Executive officers and other members of Prospect Capital Management, at the invitation of the board of directors, regularly attend portions of meetings of the board of directors and its committees to report on Prospect's financial results, operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board's Role in Risk Oversight

        Prospect's board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) monitoring by Prospect's Chief Compliance Officer in accordance with its compliance policies and procedures.

        As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee and the Nominating and Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include reviewing and discussing with management and the independent accountants Prospect's annual audited financial statements, including disclosures made in management's discussion and analysis; reviewing and discussing with management and the independent accountants Prospect's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee's risk oversight responsibilities include selecting qualified nominees to be elected to the board of directors by stockholders; selecting qualified nominees to fill any vacancies on the board of directors or a committee thereof; developing and recommending to the board of directors a set of corporate governance principles applicable to Prospect; and overseeing the evaluation of the board of directors and management. Both the Audit Committee and the Nominating and Governance Committee consist solely of independent directors.

        Prospect's board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Prospect's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of Prospect's compliance policies and procedures and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the board of directors, addresses at a minimum (a) the operation of Prospect's compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee Prospect's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

        Prospect believes that its board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC Prospect must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, Prospect's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, and it generally has to invest at least 70% of its total assets in "qualifying assets." In addition, Prospect elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, Prospect must, among other things, meet certain income source and asset diversification requirements.

        Prospect believes that the extent of its board of directors' (and its committees') role in risk oversight complements its Board's leadership structure because it allows Prospect's independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

        Prospect believes that a board's roles in risk oversight must be evaluated on a case by case basis and that the board of directors' practices concerning risk oversight is appropriate. However, Prospect continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet Prospect's needs.

Committees of the Board of Directors

        Prospect's board of directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2013, Prospect's board of directors held 17 board of director meetings, 9 Audit Committee meetings, and 1 Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. Prospect requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Three directors attended last year's annual meeting of stockholders in person.

        The Audit Committee.    The Audit Committee operates pursuant to a charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit Prospect's accounts and records; reviewing and discussing with management and the independent accountants Prospect's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommending to the board of directors whether the audited financial statements should be included in Prospect's annual report on Form 10-K; reviewing and discussing with management and the independent accountants Prospect's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The board of directors has determined that Mr. Stark is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election to the board of directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The function of the Audit Committee is oversight. Prospect's management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of Prospect's annual financial statements in accordance with U.S. GAAP. The independent accountants are accountable to the board of directors and the Audit Committee, as representatives of Prospect's stockholders. The board of directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace Prospect's independent accountants (subject, if applicable, to stockholder ratification).

        In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not Prospect full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with U.S. GAAP, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside Prospect and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the board of directors); and (c) statements made by Prospect's officers and employees, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided to Prospect by the independent accountants.

        The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the board of directors by stockholders; selecting qualified nominees to fill any vacancies on the board of directors or a committee thereof; developing and recommending to the board of directors a set of corporate governance principles applicable to Prospect; overseeing the evaluation of the board of directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the board of directors to the Nominating and Governance Committee. The Nominating and Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the board of directors. The Nominating and Governance Committee does not have a formal policy with respect to diversity. The Nominating and Governance Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Governance Committee concurrent with their election to the board of directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with Prospect's Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to Prospect for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Prospect's common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the board of directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of Prospect, taking into account its needs and such factors as the individual's experience, perspective, skills, expertise and knowledge of the industries in which Prospect operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in Prospect's best interests and those of its stockholders. The board of directors also believes it is appropriate for certain key members of Prospect's management to participate as members of the board of directors.

Corporate Governance

        Corporate Governance Guidelines.    Upon the recommendation of the Nominating and Governance Committee, the board of directors has adopted Corporate Governance Guidelines on behalf of Prospect. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the board of directors; composition and responsibilities of directors serving on committees of the board of directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the board of directors.

        Code of Conduct.    Prospect has adopted a code of conduct which applies to, among others, its senior officers, including its Chief Executive Officer and Chief Financial Officer, as well as all of its employees. Prospect's code of conduct is an exhibit to its Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. Prospect intends to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

        Code of Ethics.    Prospect, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Prospect, so long as such investments are made in accordance with the code's requirements.

        Internal Reporting and Whistle Blower Protection Policy.    Prospect's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by Prospect's employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to Prospect's Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to Prospect's Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

        The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016.

        The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, New York 10016.

  Independent Directors

        The board of directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the board of directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the board of directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of Prospect and, if applicable, investments in Prospect that are on the same terms as those of other stockholders.

Proxy Voting Policies and Procedures

        Prospect has delegated its proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and Prospect's non-interested directors, and, accordingly, are subject to change. See "Regulation of Prospect—Proxy Voting Policies and Procedures."

Compensation of Directors and Officers

        The following table sets forth information regarding the compensation received by Prospect's directors and executive officers for the fiscal year ended June 30, 2013. No compensation is paid to the interested directors by Prospect.

Name and Position	Aggregate Compensation from Prospect	Pension or Retirement Benefits Accrued as Part of Prospect's Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$100,000	None	$100,000
William J. Gremp(4)	$100,000	None	$100,000
Eugene S. Stark(5)	$100,000	None	$100,000
Executive Officers
Brian H. Oswald(2)	None	None	None

(1)
Prospect does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
Prospect has not paid, and does not intend to pay, any annual cash compensation to its executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and Prospect. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)
Mr. Cooper joined Prospect's board of directors on February 12, 2009.

(4)
Mr. Gremp joined Prospect's board of directors on April 1, 2010.

(5)
Mr. Stark joined Prospect's board of directors on September 4, 2008.

        No compensation was paid to directors who are interested persons of Prospect as defined in 1940 Act. In addition, Prospect purchases directors' and officers' liability insurance on behalf of the directors and officers.

Management Services

  Investment Advisory Agreement

        Prospect has entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of Prospect's board of directors, manages the day-to-day operations of, and provides investment advisory services to, Prospect. Under the terms of the Investment Advisory Agreement, Prospect's Investment Adviser: (i) determines the composition of Prospect's portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments Prospect makes (including performing due diligence on its prospective portfolio companies); and (iii) closes and monitors investments Prospect makes.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to Prospect are not impaired. For providing these services the Investment Adviser receives a fee from Prospect, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on Prospect's gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Prospect's gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.

        The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of Prospect's pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. In the three months ended September 30, 2013, Prospect paid an incentive fee of $20.5 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect receives from portfolio companies) accrued during the calendar quarter, minus Prospect's operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that Prospect has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect's net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7% annualized).

        Prospect expects the incentive fees it pays to increase to the extent it earns greater interest and dividend income through its investments in portfolio companies and, to a lesser extent, realizes capital gains upon the sale of warrants or other equity investments in its portfolio companies, and to decrease if its interest and dividend income and capital gains decrease. The "catch-up" provision requires Prospect to pay 100% of its pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of Prospect's pre-incentive fee net investment income as if a hurdle rate did not apply when its pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the board of directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse Prospect for any part of the incentive fee it received that was based on accrued income that Prospect never receives as a result of a default by an entity on the obligation that resulted in the accrual of such income.

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. Prospect pays the

Investment Adviser an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which Prospect's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of Prospect's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of Prospect's pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of Prospect's realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of Prospect's participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for Prospect's calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.

        The following is a calculation of the most recently paid incentive fee paid in September and November 2013 (for the quarter ended September 30, 2013) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$2,749,220
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$48,111

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$60,139

Current Quarter Pre Incentive Fee Net Investment Income	$102,921

Incentive Fee—"Catch-Up"	$12,028
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$8,556

Total Current Quarter Incentive Fee	$20,584

        The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011 were $69.8 million, $35.8 million and $22.5 million, respectively.

        The income incentive fees were $81.2 million, $46.7 million and $23.6 million for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011.

        The total investment advisory fees were $151.0 million, $82.5 million and $46.1 million for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        Because of the structure of the incentive fee, it is possible that Prospect may have to pay an incentive fee in a quarter where it incurs a loss. For example, if Prospect receives pre-incentive fee net investment income in excess of the hurdle rate for a quarter, it will pay the applicable income incentive fee even if it has incurred negative total return in that quarter due to realized or unrealized losses on its investments.

  Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Incentive Fee(*):

  Alternative 1

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (*)
  The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.55%

        Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

  Alternative 2

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.70%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by Prospect to its Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%

        Alternative 3

        Assumptions

        Investment income (including interest, dividends, fees, etc.) = 3%

        Hurdle rate(1) = 1.75%

        Base management fee(2) = 0.50%

        Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate.

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by Prospect to its Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%))
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND
(20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

        Example 2: Capital Gains Incentive Fee:

        Alternative 1

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    Fair market value, or FMV of investment determined to be $22 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    Investment sold for $21 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    No impact

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)

        Alternative 2

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    FMV of investment determined to be $17 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    FMV of investment determined to be $21 million

  •
  Year 5:    FMV of investment determined to be $18 million

  •
  Year 6:    Investment sold for $15 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 3:    No impact

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

  •
  Year 5:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

  •
  Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

  •
  Year 3:    Investment A is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

  •
  Year 3:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

        Alternative 4

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

  •
  Year 3:    FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

  •
  Year 4:    FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

  •
  Year 5:    Investment A is sold for $17 million, and Investment B is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

  Payment of Prospect's Expenses

        All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. Prospect bears all other costs and expenses of its operations and transactions, including those relating to: organization and offering; calculation of its net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring Prospect's financial and legal affairs and in monitoring its investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance Prospect's investments; offerings of Prospect's debt, as well as its preferred shares, common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; Prospect's allocable portion of the fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by Prospect, its Investment Adviser or by Prospect Administration in connection with administering its business, such as its allocable portion of overhead under the Administration Agreement, including rent and its allocable portion of the costs of its chief compliance officer and chief financial officer and his staff, including the internal legal staff.

  Duration and Termination

        The Investment Advisory Agreement was originally approved by Prospect's board of directors on June 23, 2004 and was recently re-approved by the board of directors on May 3, 2013 for an additional one-year term expiring June 22, 2014. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by Prospect's board of directors or by the affirmative vote of the holders of a majority of Prospect's outstanding voting securities, including, in either case, approval by a majority of its directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risks Related to Prospect—Risks Relating to Prospect's Business—Prospect is dependent upon Prospect Capital Management's key management personnel for Prospect's future success."

  Administration Agreement

        Prospect has also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for Prospect. For providing these services, Prospect reimburses

Prospect Administration for its allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and Prospect's allocable portion of the costs of its chief compliance officer and chief financial officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes Prospect with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, Prospect's required administrative services, which include, among other things, being responsible for the financial records that Prospect is required to maintain and preparing reports to Prospect's stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, Prospect Administration assists Prospect in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to Prospect by others. Under the Administration Agreement, Prospect Administration also provides on Prospect's behalf managerial assistance to those portfolio companies to which Prospect is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of Prospect's Investment Adviser.

        Prospect reimbursed Prospect Administration $8.7 million, $6.8 million and $5.0 million for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, for services it provided to Prospect at cost.

  Indemnification

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management's services under the Investment Advisory Agreement or otherwise as Prospect's investment adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as Prospect's administrator.

  Board of Directors Approval of the Investment Advisory Agreement

        On May 3, 2013, Prospect's board of directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 22, 2014. In its consideration of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to Prospect by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) Prospect's projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with Prospect and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the board of directors, including all of the directors who are not "interested persons," considered the following:

  •
  Nature, Quality and Extent of Services.  The board of directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The board of directors also considered Prospect Capital Management's personnel and their prior experience in connection with the types of investments made by Prospect. The board of directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

  •
  Investment Performance.  The board of directors reviewed Prospect's investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The board of directors concluded that Prospect Capital Management was delivering results consistent with Prospect's investment objective and that Prospect's investment performance was satisfactory when compared to comparable business development companies.

  •
  The reasonableness of the fees paid to Prospect Capital Management.  The board of directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as Prospect's projected operating expenses and expense ratio compared to other business development companies. The board of directors, on behalf of Prospect, also considered the profitability of Prospect Capital Management. Based upon its review, the board of directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

  •
  Economies of Scale.  The board of directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing Prospect's assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

        Based on the information reviewed and the discussions detailed above, the board of directors (including all of the directors who are not "interested persons") concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of Prospect and its stockholders.

Portfolio Managers

        The following individuals function as portfolio managers primarily responsible for the day-to-day management of Prospect's portfolio. Prospect's portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Prospect (Years)
John F. Barry III	Chairman and Chief Executive Officer	9
M. Grier Eliasek	President and Chief Operating Officer	9

        Mr. Eliasek receives no compensation from Prospect. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of Prospect and of

Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and Prospect. Mr. Barry receives no compensation from Prospect. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

        The following table sets forth the dollar range of Prospect's common stock beneficially owned by each of the portfolio managers described above as of June 30, 2013.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Prospect Capital Management
John F. Barry III	Over $1,000,000
M. Grier Eliasek	Over $1,000,000

  Managerial Assistance

        As a business development company, Prospect offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Prospect billed $5.3 million, $1.6 million and $1.3 million of managerial assistance fees for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, of which $1.3 million, $165,000 and $128,000 remains on the consolidated statement of assets and liabilities as of June 30, 2013, June 30, 2012 and June 30, 2011, respectively. These fees are paid to the Administrator so Prospect simultaneously accrues a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

  License Agreement

        Prospect entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant Prospect a nonexclusive royalty free license to use the name "Prospect Capital." Under this agreement, Prospect has a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains Prospect's investment adviser. Other than with respect to this limited license, Prospect has no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with Prospect's Investment Adviser is in effect.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PROSPECT

(All figures under this heading are in thousands except share, per share and other indicated data)

        The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this proxy circular/prospectus. Historical results set forth are not necessarily indicative of Prospect's future financial position and results of operations.

Overview

        Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. Prospect is a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Prospect invests primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. Prospect works with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        Prospect currently has seven origination strategies in which it makes investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, and (7) investments in syndicated debt. Prospect continues to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.

        Lending in Private Equity Sponsored Transactions—Prospect makes loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or mezzanine loans. In making these investments, Prospect looks for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to Prospect's loan position. This strategy has comprised approximately 50%-60% of Prospect's business.

        Lending Directly to Companies—Prospect provides debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths Prospect looks for in a sponsored transaction, it also looks for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to Prospect. This strategy generally has comprised approximately 5%-15% of Prospect's business.

        Control Investments in Corporate Operating Companies—This strategy involves acquiring controlling stakes in non financial operating companies. Prospect investments in these companies are generally structured as a combination of yield producing debt and equity. Prospect provides certainty of closure to Prospect's counterparties, gives the seller personal liquidity and generally looks for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of its business.

        Control Investments in Financial Companies—This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, subprime auto lending and other strategies. Prospect's investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 10%-15% of Prospect's business.

        Investments in Structured Credit—Prospect makes investments in CLOs, generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which Prospect invests are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has represented 10%-20% of Prospect's business.

        Real Estate Investments—Prospect makes investments in real estate through its wholly owned tax-efficient REIT, American Property Holdings Corp. ("APHC"). Prospect's real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. Prospect seeks to identify properties that have historically high occupancy and steady cash flow generation. Prospect partners with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has represented approximately 5%-10% of Prospect's business.

        Investments in Syndicated Debt—On an opportunistic basis, Prospect makes investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here Prospect looks for investments with attractive risk-adjusted returns after it has completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and Prospect looks to provide significant structuring input by providing anchoring orders. This strategy has represented approximately 5%-10% of Prospect's business.

        Prospect invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests in the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and Prospect's investments in CLOs are subordinated to senior loans and are generally unsecured. Prospect invests in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Prospect's CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B depending on the tranche.

        Prospect seeks to be a long-term investor with its portfolio companies. The aggregate value of Prospect's portfolio investments was $4,553,136 and $4,172,852 as of September 30, 2013 and June 30, 2013, respectively. During the three months ended September 30, 2013, Prospect's net cost of investments increased by $386,510 or 9.08%, as a result of thirteen new investments, five follow-on investments and one revolver advance of $552,262, accrued of payment-in- kind interest of $4,581, structuring fees of $8,660 and net amortization of discounts and premiums of $9,954, while Prospect received full repayment on seven investments, sold two investments for which it realized a gain of $498, received $3,252 from the release of escrow amounts which was recognized as a capital gain, and received several partial prepayments, amortization payments and a revolver repayment totaling $18,394.

        During the year ended June 30, 2013, Prospect's net cost of investments increased by $2,156,465, or 102.7%, as a result of 68 new investments, 25 follow-on investments and several revolver advances of $3,043,531, accrued of payment-in-kind interest of $10,947, structuring fees of $52,699 and amortization of discounts and premiums of $11,016, while it received full repayment on 23 investments, sold ten investments, impaired one investment, and received several partial prepayments, amortization payments and a revolver repayment, totaling $931,534.

        From June 30, 2013 to September 30, 2013, net assets increased by $253,261 or 9.53% during the three months ended September 30, 2013, from $2,656,494 to $2,909,755. This increase resulted from the issuance of new shares of Prospect's common stock (less offering costs) in the amount of $256,043, dividend reinvestments of $3,994, and another $79,900 from operations. These increases, in turn, were offset by $86,676 in dividend distributions to Prospect's stockholders. The $79,900 increase in net assets resulting from operations is net of the following: net investment income of $82,337, net realized gain on investments of $3,789, and a decrease in net assets due to changes in net unrealized depreciation of investments of $6,226.

        From June 30, 2012 to June 20, 2013, net assets increased by $1,144,520, or 75.7% during the year ended June 30, 2013, from $1,511,974 to $2,656,494. This increase resulted from the issuance of new shares of Prospect's common stock (less offering costs) in the amount of $1,179,084, dividend reinvestments of $16,087, and $220,856 from operations. These increases, in turn, were offset by $271,507 in dividend distributions to Prospect's stockholders. The $220,856 increase in net assets resulting from operations is net of the following: net investment income of $324,924, net realized loss on investments of $26,234, and a decrease in net assets due to changes in net unrealized depreciation of investments of $77,834.

        The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Fiscal 2014 First Quarter Highlights

Investment Transactions

        On July 1, 2013, Pre-Paid Legal Services, Inc. repaid the $5,000 loan receivable to Prospect.

        On July 9, 2013, Southern Management Corporation repaid the $17,565 loan receivable to Prospect.

        On July 12, 2013, Prospect provided $11,000 of secured second lien financing to Water PIK, Inc., a leader in developing innovative personal and oral healthcare products. The second lien term loan bears interest in cash at the greater of 9.75% or Libor plus 8.75% and has a final maturity of January 8, 2021.

        On July 23, 2013, Prospect made a $2,000 investment in Carolina Beverage Group, LLC ("Carolina Beverage"), a contract beverage manufacturer. The senior secured note bears interest in cash at 10.5% and has a final maturity of July 23, 2018. On July 24, 2013, Prospect sold its $2,000 investment in Carolina Beverage and realized a gain of $45 on this investment.

        On July 26, 2013, Prospect made a $2,000 follow-on senior secured debt investment in Spartan Energy Services, Inc., a provider of thru tubing and flow control services to oil and gas companies. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.

        On July 26, 2013, Prospect made a $20,000 follow-on secured second lien investment in Royal Adhesives & Sealants, LLC ("Royal"), a producer of proprietary, high-performance adhesives and sealants. The second lien term loan bears interest in cash at the greater of 9.75% or Libor plus 8.5% and has a final maturity of January 31, 2019.

        On July 31, 2013, Prospect made a $5,100 follow-on investment in Coverall North America, Inc., a franchiser of commercial cleaning businesses. The first lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and has a final maturity of December 17, 2017.

        On July 31, 2013, Royal repaid the $28,364 subordinated unsecured loan receivable to Prospect.

        On July 31, 2013, Cargo Airport Services USA, LLC repaid the $43,399 loan receivable to Prospect.

        On August 1, 2013, Medical Security Card Company, LLC repaid the $13,214 loan receivable to Prospect.

        On August 2, 2013, Prospect made an investment of $44,100 to purchase 90% of the subordinated notes in CIFC Funding 2013-III, Ltd.

        On August 2, 2013, Prospect provided $81,273 of debt and $12,741 of equity financing to support the recapitalization of CP Holdings of Delaware LLC ("CP Holdings"), an energy services company based in western Oklahoma. Through the recapitalization, Prospect acquired a controlling interest in CP Holdings for $73,009 in cash and 1,918,342 unregistered shares of Prospect's common stock. After the financing, Prospect received repayment of the $18,991 loan previously outstanding. The $58,773 first lien note issued to CP Energy Services Inc. bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of August 2, 2018. The $22,500 first lien note issued to CP Well Testing Holding Company LLC bears interest in cash at the greater of 11.0% or Libor plus 9.0% and has a final maturity of August 2, 2018.

        On August 9, 2013, Prospect provided $80,000 in senior secured loans and a senior secured revolving loan facility, of which $70,000 was funded at closing, for the recapitalization of Matrixx Initiatives, Inc., owner of Zicam, a developer and marketer of OTC cold remedy products under the Zicam brand. The $35,000 Term Loan A note bears interest in cash at the greater of 7.5% or Libor plus 6.0% and has a final maturity of August 9, 2018. The $35,000 Term Loan B note bears interest in cash at the greater of 12.5% or Libor plus 11.0% and has a final maturity of August 9, 2018. The $10,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 10.0% or Libor plus 8.5% and has a final maturity of February 9, 2014.

        On August 15, 2013, Prospect made a $14,000 follow-on investment in Totes Isotoner Corporation, a designer, distributer and retailer of high quality, branded functional accessories. The second lien term loan bears interest in cash at the greater of 10.75% or Libor plus 9.25% and has a final maturity of January 8, 2018.

        On August 30, 2013, Prospect made a $16,000 follow-on investment in System One Holdings, LLC, a provider of professional staffing services. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of December 31, 2018.

        On September 5, 2013, Prospect provided a $50,382 senior secured term loan to United Bank Card, Inc. (d/b/a Harbortouch), a payments processor. The first lien term loan bears interest in cash at the greater of 11.5% or Libor plus 9.5% and has a final maturity of September 5, 2018.

        On September 10, 2013, Prospect made a $12,500 first lien secured investment in Photonis Technologies SAS, a world leader in the development, manufacture and sale of electro-optic components for the detection and intensification of very faint light sources. The first lien term loan bears interest in cash at the greater of 8.5% or Libor plus 7.5% and has a final maturity of September 18, 2019.

        On September 11, 2013, Seaton Corp. repaid the $13,310 loan receivable to Prospect.

        On September 11, 2013, Prospect provided a $75,000 senior secured term loan to support the recapitalization of American Broadband Holding Company and Cameron Holdings of NC, Inc., a provider of voice, video, and high-speed internet services. The first lien Term Loan B bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of September 30, 2018.

        On September 13, 2013, Prospect made an investment of $36,515 to purchase 83.56% of the subordinated notes in Apidos CLO XV, Ltd.

        On September 19, 2013, Prospect provided $41,042 of debt and $6,943 of equity financing to support the recapitalization of MITY Holdings of Delaware Inc. ("Mity"), a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products. The $22,792 first lien note issued to Mity bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of September 19, 2019. The $18,250 first lien note issued to Mity-Lite, Inc. bears interest in cash at the greater of 10.0% or Libor plus 7.0% and has a final maturity of March 19, 2019.

        On September 25, 2013, Prospect made a $12,000 subordinated secured second lien investment in NCP Finance Limited Partnership, a lender to short term loan providers in the alternative financial services industry. The subordinated secured term loan bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of September 30, 2018.

        On September 30, 2013, Prospect made an investment of $20,945 to purchase 51.02% of the subordinated notes in Galaxy XVI CLO, Ltd.

        On September 30, 2013, Prospect sold its investment in ADAPCO, Inc. for net proceeds of $553, recognizing a realized gain of $413 on the sale.

        On September 30, 2013, Prospect made an $18,818 follow-on investment in JHH Holdings, Inc., a provider of home healthcare services in Texas. The second lien term loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and interest payment in kind of 0.5% and has a final maturity of March 30, 2019.

Equity Issuance

        During the period from July 1, 2013 to September 30, 2013, Prospect sold 21,293,338 shares of its common stock at an average price of $11.18 per share, and raised $238,036 of gross proceeds, under the ATM Program. Net proceeds were $235,037 after commissions to the broker-dealer on shares sold and offering costs.

        On July 22, 2013, August 22, 2013 and September 19, 2013, Prospect issued 109,437, 113,610 and 132,597 shares of its common stock in connection with the dividend reinvestment plan, respectively.

Dividend

        On August 21, 2013, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

Credit Facility

        On August 15, 2013, Prospect announced an increase of $15,000 in commitments to its credit facility. The lenders have extended commitments of $567,500 as of September 30, 2013; which was increased to $587,500 in October 2013 and $650,000 in December 2013 (see Recent Developments).

Debt Issuance

        During the quarter ended September 30, 2013, Prospect issued $98,255 in aggregate principal amount of its Prospect Capital InterNotes® for net proceeds of $96,189, as follows:

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
July 5, 2013 - July 25, 2013	$18,557	4.75% - 5.00%	4.96%	July 15, 2018
August 8, 2013 - August 22, 2013	11,885	5.00%	5.00%	August 15, 2018
September 6, 2013 - September 26, 2013	21,095	5.00%	5.00%	September 15, 2018
August 1, 2013	3,820	5.00%	5.00%	February 15, 2019
August 15, 2013 - August 22, 2013	1,800	5.50%	5.50%	February 15, 2020
July 5, 2013 - July 25, 2013	8,962	5.50% - 5.75%	5.65%	July 15, 2020
August 8, 2013	851	5.50%	5.50%	August 15, 2020
September 6, 2013 - September 26, 2013	4,586	5.50%	5.50%	September 15, 2020
August 1, 2013	1,996	5.75%	5.75%	February 15, 2021
August 15, 2013 - August 22, 2013	940	6.00%	6.00%	August 15, 2028
July 5, 2013 - July 25, 2013	2,960	6.25%	6.25%	July 15, 2031
August 1, 2013 - August 8, 2013	1,102	6.00% - 6.125%	6.09%	August 15, 2031
September 6, 2013 - September 26, 2013	1,127	6.00%	6.00%	September 15, 2033
August 15, 2013 - August 22, 2013	3,372	6.50%	6.50%	August 15, 2038
July 5, 2013 - July 25, 2013	7,337	6.75%	6.75%	July 15, 2043
August 1, 2013 - August 8, 2013	2,707	6.50% - 6.625%	6.57%	August 15, 2043
September 6, 2013 - September 26, 2013	5,158	6.50%	6.50%	September 15, 2043

	$98,255

Investment Holdings

        As of September 30, 2013, Prospect continues to pursue its diversified investment strategy. At September 30, 2013, approximately $4,553,136 or 156.5% of Prospect's net assets are invested in 129 long-term portfolio investments and CLOs and 5.2% of its net assets are invested in money market funds.

        At June 30, 2013, approximately $4,172,852 or 157.1% of Prospect's net assets are invested in 124 long-term portfolio investments and CLOs and 5.4% of its net assets are invested in money market funds.

        During the three months ended September 30, 2013, Prospect originated $556,843 of new investments, primarily composed of $312,944 of secured lending to non-control investments, $144,912 of debt and equity financing to controlled investments, and $98,987 of subordinated notes in CLOs. Prospect's origination efforts are focused primarily on secured lending, to reduce the risk in the portfolio, investing primarily in first lien loans, and subordinated notes in CLOs, though Prospect also continues to close select junior debt and equity investments. Prospect's annualized current yield was 13.6% and 12.5% as of June 30, 2013 and September 30, 2013, respectively, across all performing interest bearing investments. The decrease in Prospect's current yield is primarily the result of senior secured loan refinancing activity that took place in the leveraged loan market and within its CLO portfolios during the first half of calendar year 2013. Monetization of equity positions that Prospect holds and loans on non-accrual status are not included in this yield calculation. In many of Prospect's portfolio companies it holds equity positions, ranging from minority interests to majority stakes, which it expects over time to contribute to its investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by Prospect's cash flow and collateral debt protections.

        During the year ended June 30, 2013, Prospect originated $3,103,217 of new investments. Prospect's origination efforts are focused primarily on secured lending, to reduce the risk in the portfolio, investing primarily in first lien loans, and subordinated notes in CLOs, though Prospect also continues to close select junior debt and equity investments. In addition to targeting investments senior in corporate capital structures with its new originations, Prospect has also increased its origination business mix of third party private equity sponsor owned companies, which tend to have more third party equity capital supporting its debt investments than non-sponsor transactions. Prospect's annualized current yield was 13.9% and 13.6% as of June 30, 2012 and June 30, 2013, respectively, across all performing interest bearing investments. The decrease in Prospect's current yield is primarily due to recent originations being at lower yields than the existing portfolio. Monetization of equity positions that Prospect holds and loans on non-accrual status are not included in this yield calculation. In many of its portfolio companies, Prospect holds equity positions, ranging from minority interests to majority stakes, which it expects over time to contribute to its investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by its cash flow and collateral debt protections.

        Prospect classifies its investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of the investee company.

        As of September 30, 2013, Prospect owns controlling interests in AIRMALL USA, Inc. ("Airmall"), Ajax Rolled Ring & Machine, Inc. ("Ajax"), APH Property Holdings, LLC ("APH"), AWCNC, LLC, Borga, Inc. ("Borga"), CCPI Holdings, Inc., CP Holdings, Credit Central Holdings of Delaware, LLC, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC ("First Tower Delaware"), The Healing Staff, Inc. ("THS"), Manx Energy, Inc. ("Manx"), MITY Holdings of Delaware Inc. ("Mity"), Nationwide Acceptance Holdings, LLC, NMMB Holdings, Inc., R-V Industries, Inc. ("R-V"), Valley Electric Holdings I, Inc. ("Valley Electric") and Wolf Energy Holdings, Inc. ("Wolf"). Prospect also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork), Boxercraft Incorporated ("Boxercraft") and Smart, LLC.

        The following is a summary of Prospect's investment portfolio by level of control at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$970,400	20.9%	$947,572	20.8%	$830,151	19.5%	$811,634	19.5%
Affiliate	49,324	1.1%	37,425	0.8%	49,189	1.2%	42,443	1.0%
Non-control/Non-affiliate	3,622,564	78.0%	3,568,139	78.4%	3,376,438	79.3%	3,318,775	79.5%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

        The following is Prospect's investments in interest bearing securities presented by type of security at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Revolving Line of Credit	$13,238	0.3%	$12,705	0.3%	$9,238	0.2%	$8,729	0.2%
Senior Secured Debt	2,524,504	54.4%	2,444,947	53.7%	2,262,327	53.1%	2,207,091	52.8%
Subordinated Secured Debt	1,032,693	22.3%	988,581	21.8%	1,062,386	25.0%	1,024,901	24.6%
Subordinated Unsecured Debt	130,444	2.8%	119,165	2.6%	88,470	2.1%	88,827	2.1%
CLO Debt	27,776	0.6%	29,320	0.6%	27,667	0.7%	28,589	0.7%
CLO Residual Interest	749,019	16.1%	777,678	17.1%	660,619	15.5%	658,086	15.8%
Preferred Stock	24,904	0.5%	4,827	0.1%	25,016	0.6%	14,742	0.4%
Common Stock	137,221	2.9%	141,910	3.1%	117,678	2.7%	108,494	2.6%
Membership Interests	216	0.0%	3,890	0.1%	216	0.0%	492	0.0%
Overriding Royalty Interests	—	—%	—	—%	—	—%	—	—%
Net Profits Interests	—	—%	20,732	0.5%	—	—%	20,959	0.5%
Escrows Receivable	—	—%	2,031	0.0%	—	—%	4,662	0.1%
Warrants	2,273	0.1%	7,350	0.1%	2,161	0.1%	7,280	0.2%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

        The following is Prospect's investments in interest bearing securities presented by type of security at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Type of Investment	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities
First Lien	$2,537,742	56.7%	$2,457,652	56.2%	$2,271,565	55.3%	$2,215,820	55.2%
Second Lien	1,032,693	23.1%	988,581	22.6%	1,062,386	25.8%	1,024,901	25.5%
Unsecured	130,444	2.9%	119,165	2.7%	88,470	2.2%	88,827	2.2%
CLO Residual Interest	749,019	16.7%	777,678	17.8%	660,619	16.0%	658,086	16.4%
CLO Debt	27,776	0.6%	29,320	0.7%	27,667	0.7%	28,589	0.7%

Total Debt Securities	$4,477,674	100.0%	$4,372,396	100.0%	$4,110,707	100.0%	$4,016,223	100.0%

        The following is Prospect's investment portfolio presented by geographic location of the investment at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$15,000	0.3%	$15,000	0.3%	$165,000	3.9%	$165,000	4.0%
Cayman Islands	776,795	16.7%	806,998	17.7%	688,286	16.2%	686,675	16.5%
France	12,126	0.3%	12,323	0.3%	—	—%	—	—%
Ireland	14,930	0.3%	15,000	0.3%	14,927	0.4%	15,000	0.4%
Midwest US	717,782	15.5%	688,145	15.1%	565,239	13.3%	531,934	12.7%
Northeast US	719,081	15.5%	725,638	15.9%	649,484	15.3%	663,025	15.9%
Puerto Rico	41,253	0.9%	39,307	0.9%	41,352	1.0%	41,352	1.0%
Southeast US	1,174,655	25.3%	1,144,289	25.2%	1,111,946	26.0%	1,081,320	25.8%
Southwest US	454,055	9.8%	415,244	9.1%	345,392	8.1%	336,362	8.1%
Western US	716,611	15.4%	691,192	15.2%	674,152	15.8%	652,184	15.6%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

        The following is Prospect's investment portfolio presented by industry sector of the investment at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$12,182	0.3%	$12,323	0.3%	$56	0.0%	$—	—%
Automobile / Auto Finance	23,282	0.5%	23,355	0.5%	23,214	0.6%	22,917	0.5%
Biotechnology	—	—%	14	0.0%	—	—%	14	0.0%
Business Services	233,010	5.0%	232,628	5.1%	180,793	4.2%	179,544	4.3%
Chemicals	19,605	0.4%	19,605	0.4%	28,364	0.7%	28,648	0.7%
Commercial Services	251,311	5.4%	251,522	5.5%	252,073	5.9%	252,073	6.0%
Construction and Engineering	54,412	1.2%	47,611	1.0%	53,615	1.3%	53,615	1.3%
Consumer Finance	407,527	8.8%	421,052	9.2%	413,332	9.7%	406,964	9.8%
Consumer Services	329,741	7.1%	331,728	7.3%	330,343	7.8%	332,394	8.0%
Contracting	2,661	0.1%	—	—%	2,145	0.1%	—	—%

	September 30, 2013				June 30, 2013
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Diversified Financial Services	834,290	18.0%	856,742	18.8%	745,705	17.5%	742,434	17.8%
Diversified / Conglomerate Service	—	—%	318	0.1%	—	—%	143	0.0%
Durable Consumer Products	404,760	8.7%	398,269	8.7%	380,225	8.9%	370,207	8.9%
Ecological	—	—%	—	—%	141	0.0%	335	0.0%
Electronics	—	—%	135	0.0%	—	—%	149	0.0%
Energy	61,646	1.3%	55,215	1.2%	63,895	1.5%	56,321	1.3%
Food Products	174,535	3.8%	174,540	3.8%	177,423	4.2%	177,428	4.3%
Healthcare	279,354	6.0%	275,362	6.1%	275,124	6.5%	273,838	6.6%
Hotel, Restaurant & Leisure	11,772	0.3%	12,000	0.3%	11,764	0.3%	12,000	0.3%
Machinery	396	0.0%	797	0.0%	396	0.0%	790	0.0%
Manufacturing	163,800	3.5%	134,520	2.9%	163,431	3.8%	167,584	4.0%
Media	170,559	3.7%	158,170	3.5%	171,290	4.0%	161,325	3.9%
Metal Services and Minerals	60,297	1.3%	60,405	1.3%	60,162	1.4%	60,274	1.4%
Oil and Gas Production	150,015	3.2%	97,692	2.2%	75,126	1.8%	24,420	0.6%
Personal and Nondurable Consumer Products	84,230	1.8%	84,087	1.9%	39,000	0.9%	39,630	0.9%
Pharmaceuticals	74,000	1.6%	74,000	1.6%	—	—%	—	—%
Property Management	51,020	1.1%	51,411	1.3%	51,170	1.2%	54,648	1.3%
Real Estate	154,022	3.3%	154,022	3.4%	152,540	3.6%	152,540	3.7%
Retail	14,200	0.3%	14,593	0.3%	14,190	0.3%	14,569	0.3%
Software & Computer Services	306,213	6.6%	307,371	6.7%	307,734	7.2%	309,308	7.4%
Specialty Minerals	38,500	0.8%	41,669	0.9%	38,500	0.9%	42,558	1.0%
Textiles, Apparel & Luxury Goods	75,000	1.6%	75,000	1.6%	99,500	2.3%	99,323	2.4%
Textiles and Leather	116,045	2.5%	104,518	2.3%	16,760	0.4%	9,385	0.2%
Transportation	83,903	1.8%	82,462	1.8%	127,767	3.0%	127,474	3.1%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

        As of June 30, 2013, Prospect owns controlling interests in AIRMALL USA, Inc. ("AIRMALL"), Ajax, APH, AWCNC, LLC, Borga, Inc., CCPI Holdings, Inc. ("CCPI"), Credit Central Holdings of Delaware, LLC ("Credit Central"), Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC ("First Tower Delaware"), Manx Energy, Inc. ("Manx"), Nationwide Acceptance Holdings, LLC ("Nationwide"), NMMB Holdings, Inc. ("NMMB"), R-V Industries, Inc. ("R-V"), The Healing Staff, Inc. ("THS"), Valley Electric Holdings I, Inc. ("Valley Electric") and Wolf Energy Holdings, Inc. ("Wolf"). Prospect also owns an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork) ("Biotronic"), Boxercraft Incorporated ("Boxercraft") and Smart, LLC.

        The following is a summary of Prospect's investment portfolio by level of control at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$830,151	19.5%	$811,634	19.5%	$518,015	24.7%	$564,489	27.0%
Affiliate	49,189	1.2%	42,443	1.0%	44,229	2.1%	46,116	2.2%
Non-control/Non-affiliate	3,376,438	79.3%	3,318,775	79.5%	1,537,069	73.2%	1,483,616	70.8%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is Prospect's investment portfolio presented by type of investment at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Revolving Line of Credit	$9,238	0.2%	$8,729	0.2%	$1,145	0.1%	$868	0.0%
Senior Secured Debt	2,262,327	53.1%	2,207,091	52.8%	1,146,454	54.6%	1,080,053	52.0%
Subordinated Secured Debt	1,062,386	25.0%	1,024,901	24.6%	536,900	25.6%	488,113	22.9%
Subordinated Unsecured Debt	88,470	2.1%	88,827	2.1%	72,617	3.5%	73,195	3.5%
CLO Debt	27,667	0.7%	28,589	0.7%	27,258	1.3%	27,717	1.3%
CLO Residual Interest	660,619	15.5%	658,086	15.8%	214,559	10.2%	218,009	10.4%
Preferred Stock	25,016	0.6%	14,742	0.4%	31,323	1.5%	29,155	1.4%
Common Stock	117,678	2.7%	108,494	2.6%	61,459	2.9%	137,198	6.6%
Membership Interests	216	0.0%	492	0.0%	5,437	0.2%	13,844	0.7%
Overriding Royalty Interests	—	—%	—	—%	—	—%	1,623	0.1%
Net Profit Interests	—	—%	20,959	0.5%	—	—%	—	—%
Escrows Receivable	—	—%	4,662	0.1%	—	—%	17,686	0.8%
Warrants	2,161	0.1%	7,280	0.2%	2,161	0.1%	6,760	0.3%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is Prospect's investments in interest bearing securities presented by type of security at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Type of Investment	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities
First Lien	$2,271,565	55.3%	$2,215,820	55.2%	$1,147,599	57.4%	$1,088,887	57.6%
Second Lien	1,062,386	25.8%	1,024,901	25.5%	536,900	26.9%	480,147	25.4%
Unsecured	88,470	2.2%	88,827	2.2%	72,617	3.6%	73,195	3.9%
CLO Residual Interest	660,619	16.0%	658,086	16.4%	214,559	10.7%	218,009	11.6%
CLO Debt	27,667	0.7%	28,589	0.7%	27,258	1.4%	27,717	1.5%

Total Debt Securities	$4,110,707	100.0%	$4,016,223	100.0%	$1,998,933	100.0%	$1,887,955	100.0%

        The following is Prospect's investment portfolio presented by geographic location of the investment at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$165,000	3.9%	$165,000	4.0%	$15,134	0.7%	$17,040	0.8%
Cayman Islands	688,286	16.2%	686,675	16.5%	241,817	11.5%	245,726	11.7%
Ireland	14,927	0.4%	15,000	0.4%	14,918	0.7%	15,000	0.7%
Midwest US	565,239	13.3%	531,934	12.7%	427,430	20.4%	377,139	18.0%
Northeast US	649,484	15.3%	663,025	15.9%	293,181	14.0%	313,437	15.0%
Puerto Rico	41,352	1.0%	41,352	1.0%	—	—%	—	—%
Southeast US	1,111,946	26.0%	1,081,320	25.8%	642,984	30.6%	634,945	30.4%
Southwest US	345,392	8.1%	336,362	8.1%	193,627	9.2%	234,433	11.2%
Western US	674,152	15.8%	652,184	15.6%	270,222	12.9%	256,501	12.2%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is Prospect's investment portfolio presented by industry sector of the investment at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$56	0.0%	$—	—%	$56	0.0%	$—	—%
Automobile / Auto Finance	23,214	0.6%	22,917	0.5%	32,806	1.6%	32,478	1.6%
Biotechnology	—	—%	14	0.0%	—	—%	—	—%
Business Services	180,793	4.2%	179,544	4.3%	3,164	0.2%	3,288	0.2%
Chemicals	28,364	0.7%	28,648	0.7%	58,104	2.8%	58,104	2.8%
Commercial Services	252,073	5.9%	252,073	6.0%	80,418	3.8%	80,407	3.8%
Construction and Engineering	53,615	1.3%	53,615	1.3%	—	—%	—	—%
Consumer Finance	413,332	9.7%	406,964	9.8%	305,521	14.6%	305,521	14.6%
Consumer Services	330,343	7.8%	332,394	8.0%	146,335	7.0%	147,809	7.1%
Contracting	2,145	0.1%	—	—%	15,949	0.8%	—	—%
Diversified Financial Services	745,705	17.5%	742,434	17.8%	260,219	12.3%	264,128	12.6%
Diversified / Conglomerate Service	—	—%	143	0.0%	—	—%	35	0.0%
Durable Consumer Products	380,225	8.9%	370,207	8.9%	153,327	7.3%	152,862	7.3%
Ecological	141	0.0%	335	0.0%	141	0.0%	240	0.0%
Electronics	—	—%	149	0.0%	—	—%	144	0.0%
Energy	63,895	1.5%	56,321	1.3%	63,245	3.0%	126,868	6.1%
Food Products	177,423	4.2%	177,428	4.3%	101,975	4.9%	96,146	4.5%
Healthcare	275,124	6.5%	273,838	6.6%	141,990	6.8%	143,561	6.9%
Hotel, Restaurant & Leisure	11,764	0.3%	12,000	0.3%	—	—%	—	—%
Insurance	—	—%	—	—%	83,461	4.0%	83,461	4.0%
Machinery	396	0.0%	790	0.0%	4,684	0.2%	6,485	0.3%
Manufacturing	163,431	3.8%	167,584	4.0%	95,191	4.5%	127,127	6.1%
Media	171,290	4.0%	161,325	3.9%	165,866	7.9%	161,843	7.7%
Metal Services and Minerals	60,162	1.4%	60,274	1.4%	—	—%	—	—%
Oil and Gas Equipment Services	—	—%	—	—%	7,188	0.3%	7,391	0.4%
Oil and Gas Production	75,126	1.8%	24,420	0.6%	130,928	6.2%	38,993	1.9%
Personal and Nondurable Consumer Products	39,000	0.9%	39,630	0.9%	39,351	1.8%	39,968	1.9%
Production Services	—	—%	—	—%	268	0.0%	2,040	0.1%
Property Management	51,170	1.2%	54,648	1.3%	51,770	2.5%	47,982	2.2%
Real Estate	152,540	3.6%	152,540	3.7%	—	—%	—	—%
Retail	14,190	0.3%	14,569	0.3%	63	0.0%	129	0.0%

	June 30, 2013				June 30, 2012
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Software & Computer Services	307,734	7.2%	309,308	7.4%	53,908	2.6%	54,711	2.6%
Specialty Minerals	38,500	0.9%	42,558	1.0%	37,732	1.8%	44,562	2.1%
Textiles, Apparel & Luxury Goods	99,500	2.3%	99,323	2.4%	—	—%	—	—%
Textiles and Leather	16,760	0.4%	9,385	0.2%	15,123	0.7%	17,161	0.8%
Transportation	127,767	3.0%	127,474	3.1%	50,530	2.4%	50,777	2.4%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

Portfolio Investment Activity

        During the three months ended September 30, 2013, Prospect acquired $492,518 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $55,743, funded $4,000 of revolver advances, and recorded PIK interest of $4,581, resulting in gross investment originations of $556,843. The more significant of these investments are discussed in the First Quarter Highlights.

        In addition to the repayments noted in the First Quarter Highlights, during the three months ended September 30, 2013, Prospect received principal amortization payments of $7,712 on several loans, and $10,683 of partial prepayments primarily related to Energy Solutions, Stauber Performance Ingredients, and Cinedigm DC Holdings, LLC.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through September 30, 2013, Prospect has not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to Prospect, Energy Solutions received $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to Prospect were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the three months ended September 30, 2013, Energy Solutions repaid $4,250 of senior and subordinated secured debt. Prospect received $2,409 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the three months ended September 30, 2013. During the three months ended September 30, 2012, Prospect received distributions of $33,250 from Energy Solutions which were recorded as dividend income. No such dividends were received during the three months ended September 30, 2013. Energy Solutions continues to hold $7,118 of cash for future investment and repayment of the remaining debt.

        During the quarters ended September 30, 2013 and September 30, 2012, Prospect recognized $240 and $284 of interest income due to purchase discount accretion from the assets acquired from Patriot Capital Funding, Inc. ("Patriot"), respectively. There was no accelerated accretion during the three months ended September 30, 2013 and September 30, 2012. Prospect expects to recognize $160 of normal accretion during the three months ended December 31, 2013, after which, there will be $141 remaining to be accreted.

During the year ended June 30, 2013, Prospect acquired $2,574,755 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $496,371, funded $21,143 of revolver advances, and recorded PIK interest of $10,947, resulting in gross investment originations of $3,103,217. The more significant of these investments are described briefly in the following:

          On July 5, 2012, Prospect made a senior secured debt investment of $28,000 to support the acquisition of Material Handling Services, LLC, d/b/a/ Total Fleet Solutions ("TFS"), a provider of forklift and other material handling equipment fleet management and procurement services, by funds managed by CI Capital Partners, LLC. The senior secured term loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of July 5, 2017.

          On July 16, 2012, Prospect provided $15,000 of secured second lien financing to Pelican Products, Inc., a leading provider of unbreakable, watertight protective cases and technically advanced professional lighting equipment. The second lien term loan bears interest in cash at the greater of 11.5% or Libor plus 10.0% and has a final maturity of June 14, 2019.

          On July 20, 2012, Prospect provided $12,000 of senior secured financing to EIG Investors Corp ("EIG"), a provider of an array of online services such as web presence, domain hosting, e-commerce, e-mail and other related services to small- and medium-sized businesses. The second lien term loan bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of October 22, 2018.

          On July 20, 2012, Prospect provided $10,000 of senior secured financing to FPG, LLC ("FPG"), a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors. The note payable bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of January 20, 2017.

          On July 27, 2012, Prospect provided $85,000 of subordinated financing to support the acquisition of substantially all the assets of Arctic Glacier Income Funds by funds affiliated with H.I.G. The new company, Arctic Glacier U.S.A., Inc., will continue to conduct business under the "Arctic Glacier" name and be a leading producer, marketer, and distributor of high-quality packaged ice to consumers in Canada and the United States. The unsecured subordinated term loan bears interest in cash at 12.0% and interest payment in kind of 3.0% and has a final maturity of July 27, 2019.

          On August 2, 2012, Prospect provided a $27,000 secured loan to support the acquisition of New Star, a provider of specialized processing services to the steel industry, by funds managed by Insight Equity Management Company. The senior subordinated note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 1.0% and has a final maturity of February 2, 2018.

          On August 3, 2012, Prospect provided $120,000 of senior secured financing, of which $110,000 was funded at closing, to support the acquisition of InterDent, Inc. ("InterDent"), a leading provider of dental practice management services to dental professional corporations and associations in the United States, by funds managed by H.I.G. The $55,000 Term Loan A note bears interest in cash at the greater of 8.0% or Libor plus 6.5% and has a final maturity of August 3, 2017. The $55,000 Term Loan B note bears interest in cash at the greater of 13.0% or Libor plus 10.0% and has a final maturity of August 3, 2017. The $10,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 10.5% or Libor plus 8.25% and matured on February 3, 2013.

          On August 3, 2012, Prospect provided $44,000 of secured subordinated financing to support the refinancing of New Century Transportation, Inc., a leading transportation and logistics company. The senior subordinated loan bears interest in cash at the greater of 12.0% or Libor plus 10.0% and interest payment in kind of 3.0% and has a final maturity of February 3, 2018.

          On August 3, 2012, Prospect provided $10,000 of senior secured financing to Pinnacle (US) Acquisition Co Limited, the largest multi-national software company focused on the delivery of analytical and information management solutions for the discovery and extraction of subsurface natural resources. The second lien term loan originally bore interest in cash at the greater of 10.5% or Libor plus 8.25%. On January 17, 2013, Prospect amended the terms of this investment and the first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% as of June 30, 2013. The second lien term loan has a final maturity of August 3, 2020.

          On August 6, 2012, Prospect made an investment of $22,210 to purchase 62.9% of the subordinated notes in Halcyon Loan Advisors Funding 2012-I, Ltd.

          On August 7, 2012, Prospect made an investment of $36,798 to purchase 95.0% of the subordinated notes in ING IM CLO 2012-II, Ltd.

          On August 17, 2012, Prospect made a secured second lien investment of $38,500 to support the recapitalization of American Gilsonite Company. The secured note bears interest in cash at 11.5% and has a final maturity of September 1, 2017. After the financing, on August 28, 2012, Prospect received repayment of the $37,732 loan previously outstanding.

          On September 14, 2012, Prospect invested an additional $10,000 in Hoffmaster Group, Inc. The second lien term loan bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of January 3, 2019.

          On September 14, 2012, Prospect made a secured investment of $135,000 to support the recapitalization of Progrexion. Concurrent with the financing, Prospect received repayment of the $62,680 of loans that were previously outstanding. The senior secured loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On September 27, 2012, Prospect made an investment of $45,746 to purchase 95% of the subordinated notes in ING IM CLO 2012-III, Ltd.

          On September 28, 2012, Prospect made an unsecured investment of $10,400 to support the acquisition of Evanta Ventures, Inc., a diversified event management company. The subordinated note bears interest in cash at 12.0% and interest payment in kind of 1.0% and has a final maturity of September 28, 2018.

          On September 28, 2012, Prospect made a secured second lien investment of $100,000 to support the recapitalization of United Sporting Companies, Inc. ("USC"), a national distributor of hunting, outdoor, marine and tackle products. The secured loan bears interest in cash at the greater of 12.75% or Libor plus 11.0% and has a final maturity of May 16, 2018.

          On October 3, 2012, Prospect made a senior secured investment of $21,500 to support the acquisition of CP Well Testing, LLC, a leading provider of flowback services to oil and gas companies operating in Western Oklahoma and the Texas Panhandle. The first lien note bears interest in cash at the greater of 13.5% or Libor plus 11.0% and has a final maturity of October 3, 2017.

          On October 11, 2012, Prospect made a secured second lien investment of $12,000 in Deltek, Inc., an enterprise software and information solutions provider for professional services firms, government contractors, and government agencies. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of October 10, 2019.

          On October 12, 2012, Prospect made a senior secured investment of $42,000 to support the acquisition of Gulf Coast Machine and Supply Company, a preferred provider of value-added forging solutions to energy and industrial end markets. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of October 12, 2017.

          On October 18, 2012, Prospect made a follow-on senior secured debt investment of $20,000 in First Tower Delaware, to support seasonal growth in finance receivables due to increased holiday borrowing activity among its customer base. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of June 30, 2022.

          On October 24, 2012, Prospect made an investment of $7,800 in APH, to acquire an industrial real estate property occupied by Filet-of-Chicken, a chicken processor in Georgia. Prospect invested $1,809 of equity and $6,000 of debt in APH. The first lien note originally bore interest in cash at the greater of 10.5% or Libor plus 8.5% and interest payment in kind of 2.0%. On January 17, 2013, Prospect amended the terms of this investment and the first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% as of June 30, 2013. The first lien note has a final maturity of October 24, 2020.

          On November 5, 2012, Prospect made an investment of $39,475 to purchase 95.0% of the income notes in ING IM CLO 2012-IV, Ltd.

          On November 9, 2012, Prospect made a secured second lien investment of $22,000 to support the recapitalization of EIG. Concurrent with the financing, Prospect received a repayment of the $12,000 loan previously outstanding. The new note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of May 9, 2020.

          On November 26, 2012, Prospect made a secured second lien investment of $22,000 in The Petroleum Place, Inc., a provider of enterprise resource planning software focused on the oil & gas industry. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of May 20, 2019.

          On November 30, 2012, Prospect made a secured second lien investment of $9,500 to support the recapitalization of R-V. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and has a final maturity of May 30, 2018. As part of the recapitalization, Prospect received a dividend of $11,073 for its investment in R-V's common stock.

          On December 6, 2012, Prospect made an investment of $38,291 to purchase 90% of the subordinated notes in Apidos CLO XI, LLC.

          On December 13, 2012, Prospect completed a $33,921 recapitalization of CCPI, an international manufacturer of refractory materials and other consumable products for industrial applications. Through the recapitalization, Prospect acquired a controlling interest in CCPI for $28,334 in cash and 467,928 unregistered shares of its common stock. The first lien note issued to CCPI bears interest in cash at a fixed rate of 10.0% and has a final maturity of December 31, 2017. The first lien note issued to CCPI bears interest in cash at a fixed rate of 12.0% and interest payment in kind of 7.0%, and has a final maturity of June 30, 2018.

          On December 14, 2012, Prospect provided $10,000 of first lien financing to support the recapitalization of Prince Mineral Holding Corp. ("Prince"), a leading global specialty mineral processor and consolidator. The first lien note bears interest in cash at a fixed rate of 11.5% and has a final maturity of December 15, 2019.

          On December 14, 2012, Prospect made a $3,000 follow-on investment in Focus Brands, Inc. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of August 21, 2018.

          On December 17, 2012, Prospect made a $39,800 first lien investment in Coverall North America, Inc. ("Coverall"), a leading franchiser of commercial cleaning businesses. The first lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and has a final maturity of December 17, 2017.

          On December 17, 2012, Prospect made a $38,150 first lien follow-on investment in TFS, to support the acquisition of Miner Holding Company, Inc. The first lien note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 21, 2017.

          On December 17, 2012, Prospect made a secured debt investment of $30,000 to support the recapitalization of Biotronic. After the financing, Prospect received repayment of the $26,227 loan that was previously outstanding. The new note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 17, 2017.

          On December 19, 2012, Prospect provided $17,500 of senior secured second lien financing to Grocery Outlet, Inc., to support the recapitalization of a retailer of food, beverages and general merchandise. The second lien note bears interest in cash at the greater of 10.5% or Libor plus 9.25% and has a final maturity of June 17, 2019.

          On December 19, 2012, Prospect provided $23,200 of senior secured second lien financing to support the recapitalization of TB Corp., a Mexican restaurant chain. The second lien note bears interest in cash at a fixed rate of 12.0% and interest payment in kind of 1.5% and has a final maturity of December 18, 2018.

          On December 20, 2012, Prospect made an additional follow-on senior secured debt investment of $19,500 to support the recapitalization of Progrexion. After the financing, Prospect held $154,500 of senior secured debt of Progrexion. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On December 21, 2012, Prospect made a $10,000 senior secured second lien follow-on investment in Seaton Corp. The second lien note bears interest in cash at the greater of 12.5% or Libor plus 9.0% and interest payment in kind of 2.0% and has a final maturity of March 14, 2015.

          On December 21, 2012, Prospect made a $37,500 senior secured first lien investment in Lasership, Inc., a leading provider of regional same day and next day distribution services for premier e-commerce and product supply businesses. The first lien note bears interest in cash at the greater of 10.25% or Libor plus 8.25% and has a final maturity of December 21, 2017.

          On December 21, 2012, Prospect made a $12,000 senior secured first lien follow-on investment in FPG, a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors. The first lien note bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of January 20, 2017.

          On December 24, 2012, Prospect made a follow-on secured debt investment of $5,000 in New Star. The second lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 1.0% and has a final maturity of February 2, 2018.

          On December 24, 2012, Prospect made a $7,000 second lien secured investment in Aderant North America, Inc., a leading provider of enterprise software solutions to professional services organizations. The second lien note bears interest in cash at the greater of 11.0% or PRIME plus 7.75% and has a final maturity of June 20, 2019.

          On December 28, 2012, Prospect made a $9,500 first lien secured investment in APH, to acquire Abbington Pointe, Inc., a multi-family property in Marietta, Georgia. Prospect invested $3,193 of equity and $6,400 of debt in APH. The first lien note originally bore interest in cash at the greater of 10.5% or Libor plus 8.5% and interest payment in kind of 2.0%. On January 17, 2013, Prospect amended the terms of this investment and the first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% as of June 30, 2013. The first lien note has a final maturity of October 24, 2020.

          On December 28, 2012, Prospect made a $5,000 second lien secured investment in TransFirst Holdings, Inc., a payments processing firm that provides electronic credit card authorization to merchants located throughout the United States. The second lien note bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of June 27, 2018.

          On December 28, 2012, Prospect completed a $47,900 recapitalization of Credit Central, a branch-based provider of installment loans. Through the recapitalization, Prospect acquired a controlling interest in Credit Central for $38,082 in cash and 897,906 unregistered shares of its common stock. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of December 31, 2020.

          On December 28, 2012, Prospect made a $3,600 follow-on subordinated unsecured investment in Ajax. The unsecured note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.00% and has a final maturity of December 31, 2017.

          On December 28, 2012, Prospect made a $30,000 first lien senior secured investment to support the recapitalization of Spartan Energy Services, LLC ("Spartan"), a leading provider of thru tubing and flow control services to oil and gas companies. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.

          On December 31, 2012, Prospect provided $32,000 senior secured loan to support the acquisition of System One Holdings, LLC, a leading provider of professional staffing services. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of December 31, 2018.

          On December 31, 2012, Prospect funded a recapitalization of Valley Electric with $42,572 of debt and $9,526 of equity financing. Through the recapitalization, Prospect acquired a controlling interest in Valley Electric for $7,449 in cash and 4,141,547 unregistered shares of its common stock. The first lien note issued to Valley Electric bears interest in cash at the greater of 9.0% or Libor plus 6.0% and interest payment in kind of 9.0% and has a final maturity of December 31, 2018. The first lien note issued to Valley Electric Co. of Mt. Vernon Inc. bears interest in cash at the greater of 8.0% or Libor plus 5.0% and interest payment in kind of 2.5% and has a final maturity of December 31, 2017.

          On December 31, 2012, Prospect provided $70,000 of secured second lien debt financing for the acquisition of Thomson Reuters Property Tax Services by Ryan, LLC ("Ryan"). The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and interest payment in kind of 3.0% and has a final maturity of June 30, 2018.

          On January 11, 2013, Prospect provided $27,100 of debt financing to Correctional Healthcare Holding Company, Inc., a national provider of correctional medical and behavioral healthcare solutions. The subordinated secured second lien loan bears interest in cash at 11.25% and has a final maturity of January 11, 2020.

          On January 17, 2013, Prospect made a $30,348 follow-on investment in APH, to acquire 5100 Live Oaks Blvd, LLC, a multi-family residential property located in Tampa, Florida. Prospect invested $2,748 of equity and $27,600 of debt in APH. The first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On January 24, 2013, Prospect made an investment of $24,870 to purchase 56.14% of the subordinated notes in Cent 17 CLO Limited.

          On January 24, 2013, Prospect made an investment of $26,901 to purchase 50.12% of the subordinated notes in Octagon Investment Partners XV, Ltd.

          On January 29, 2013, Prospect provided $8,000 of secured second lien financing to TGG Medical Transitory, Inc., a developer of technologies for extracorporeal photopheresis treatments. The senior secured second lien term loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and has a final maturity of June 27, 2018.

          On January 31, 2013, Prospect funded an acquisition of the subsidiaries of Nationwide, which operate a specialty finance business based in Chicago, Illinois, with $21,308 of debt and $3,843 of equity financing. The senior secured term loan bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of January 31, 2023.

          On February 5, 2013, Prospect received a distribution of $3,250 related to its investment in NRG Manufacturing, Inc. ("NRG"), for which Prospect realized a gain of the same amount. This was a partial release of the amount held in escrow.

          On February 5, 2013, Prospect made a secured debt investment of $2,000 in Healogics, Inc. ("Healogics"), a provider of outpatient wound care management services located in Jacksonville, Florida.

          On February 13, 2013, Prospect made an investment of $35,025 to purchase 50.34% of the subordinated notes in Galaxy XV CLO, Ltd.

          On February 14, 2013, Prospect made a $2,000 secured second lien debt investment in J.G. Wentworth, LLC ("J.G. Wentworth"), the largest purchaser of structured settlement and annuity payments in the United States. The second lien term loan bears interest in cash at the greater of 9.0% or Libor plus 7.5% and has a final maturity of February 8, 2019.

          On February 14, 2013, Prospect provided $15,000 of senior secured financing to Speedy Group Holdings Corp., a leading provider of short-term loans and financial services in the United States, the United Kingdom and Canada. The unsecured subordinated term loan bears interest in cash at 12.0% and has a final maturity of November 15, 2017.

          On February 15, 2013, Prospect made a $6,000 secured second lien debt investment in SESAC Holdco II LLC, a performing rights organization based in Nashville, Tennessee. The second lien term loan bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of July 12, 2019.

          On February 21, 2013, Prospect provided $39,550 of senior secured first lien financing to Atlantis Healthcare Group (Puerto Rico), Inc., a leading owner and operator of dialysis stations. The senior secured term loan bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity date of February 21, 2018.

          On February 25, 2013, Prospect made a $10,000 secured second lien loan and a $2,000 secured first lien debt investment in TNS, an international data communications company that provides networking, data communications and other value added services. The second lien term loan bears interest in cash at the greater of 9.0% or Libor plus 8.0% and has a final maturity of August 14, 2020.

          On March 1, 2013, Prospect made a $70,000 secured term loan investment in a subsidiary of Cinedigm DC Holdings, LLC, a leading provider of digital cinema services, software and content marketing and distribution. The senior secured term loan bears interest in cash at the greater of 11.0% or Libor plus 9.0% and interest payment in kind of 2.5% and has a final maturity of March 31, 2021.

          On March 6, 2013, Prospect made a $5,000 follow-on investment in Rocket Software, Inc. The senior secured second lien term loan bears interest in cash at the greater of 10.25% or Libor plus 8.75% and has a final maturity of February 8, 2019.

          On March 7, 2013, Prospect made a secured second lien follow-on investment of $60,000 in USC. The senior secured second lien term loan bears interest in cash at the greater of 12.75% or Libor plus 11.0% and has a final maturity of May 16, 2018.

          On March 8, 2013, Prospect made an investment of $40,400 to purchase 78.60% of the subordinated notes in Halcyon Loan Advisors Funding 2013-I, Ltd.

          On March 12, 2013, Prospect provided $12,000 of secured second lien financing to ALG USA Holding, LLC, a vertically integrated travel company that focuses on providing all-inclusive vacations in Mexico and the Caribbean to U.S. customers. The senior secured second lien term loan bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of February 28, 2020.

          On March 15, 2013, Prospect made an investment of $44,063 to purchase 95.27% of the subordinated notes in Apidos CLO XII, Ltd.

          On March 18, 2013, Prospect provided a $197,291 first lien senior secured credit facility to support the refinancing of Capstone Logistics, LLC ("Capstone"), a logistics services portfolio company. After the financing, Prospect received repayment of $69,139 of loans previously outstanding. The $97,291 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.0% and has a final maturity of September 16, 2016. The $100,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 10.0% and has a final maturity of September 16, 2016.

          On March 27, 2013, Prospect provided $100,000 of senior secured debt financing to support the recapitalization of Broder Bros., Co. ("Broder"), a leading distributor of imprintable sportswear and accessories in the United States. The senior secured term loan bears interest in cash at the greater of 10.75% or Libor plus 9.0% and has a final maturity of June 27, 2018.

          On April 1, 2013, Prospect refinanced its existing $38,472 senior and subordinated loans to Ajax, increasing the size of its debt investment to $38,537. Concurrent with the refinancing, Prospect received repayment of the $18,635 loans that were previously outstanding. The subordinated unsecured term loan bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.0% and has a final maturity of March 30, 2018.

          On April 17, 2013, Prospect made an investment of $43,650 to purchase 97% of the subordinated notes in Mountain View.

          On April 22, 2013, Prospect provided $34,375 of senior secured financing, of which $31,875 was funded at closing, to support the acquisition of Pegasus, the world's largest processor of commissions paid by hotels to travel agencies for room booking services. The Term Loan A note bears interest in cash at the greater of 6.75% or Libor plus 5.5% and has a final maturity of April 18, 2018. The Term Loan B note bears interest in cash at the greater of 13.75% or Libor plus 12.5% and has a final maturity of April 18, 2018. The $5,000 senior secured revolver bears interest in cash at the greater of 9.0% or Libor plus 7.75% and has a final maturity of April 18, 2014.

          On April 25, 2013, Prospect made an investment of $26,000 to purchase 50.9% of the subordinated notes in Brookside.

          On April 30, 2013, Prospect made a $21,247 follow-on investment in APH, to acquire Lofton Place Apartments and Vista at Palma Sola, multi-family residential properties located in Florida.

  Prospect invested $3,247 of equity and $18,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On May 8, 2013, Prospect made a $6,119 follow-on investment in APH, to acquire Arlington Park, a multi-family residential property located in Marietta, Georgia. Prospect invested $2,118 of equity and $4,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On May 9, 2013, Prospect provided a $60,000 senior secured credit facility, of which $55,000 was funded at closing, to support the recapitalization of Sandow, a provider of multimedia content and services to businesses and consumers focused on the areas of design and luxury. The senior secured first lien loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and interest payment in kind of 1.5% and has a final maturity of May 8, 2018.

          On May 10, 2013, Prospect provided a $150,000 senior secured term loan to support the recapitalization of Arctic Glacier, a leading producer, marketer, and distributor of high-quality packaged ice to consumers in the United States and Canada. After the financing, Prospect received repayment of $86,982 of subordinated unsecured term loan previously outstanding. The senior secured second lien loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and has a final maturity of November 10, 2019.

          On May 14, 2013, Prospect provided $4,000 of senior secured financing to SourceHOV, a leading provider of business and knowledge process outsourcing. The senior secured second lien loan bears interest in cash at the greater of 8.75% or Libor plus 7.5% and has a final maturity of April 30, 2019.

          On May 31, 2013, Prospect made a follow-on secured second lien debt investment of $7,190 in IWP, a specialty pharmacy services company. The secured second lien loan bears interest in cash at the greater of 11.5% or Libor plus 7.0% and interest payment in kind of 1.0% and has a final maturity of May 31, 2019.

          On June 11, 2013, Prospect provided $115,000 of senior secured financing to Transplace, a third-party logistics company that services many of the largest shippers in the world. The senior secured first lien loan bears interest in cash at the greater of 10.0% or Libor plus 5.0% and has a final maturity of June 11, 2019.

          On June 11, 2013, Prospect provided $7,000 of secured second lien financing to AST, a leading North American third-party provider of share registry and associated value added services to shareholders on behalf of listed public companies. The second lien loan bears interest in cash at the greater of 9.25% or Libor plus 8.0% and has a final maturity of December 26, 2020.

          On June 12, 2013, Prospect made a $23,250 follow-on investment in R-V. The senior subordinated note bears interest in cash at the greater of 10.0% or Libor plus 9.0% and has a final maturity of June 12, 2018.

          On June 18, 2013, Prospect served as sole agent and provider of $70,000 senior secured financing, of which $65,643 was funded at closing, to support the recapitalization of Traeger, a leading designer, marketer, and distributor of wood pellet grills, flavored wood pellets, and grill accessories. The $30,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 4.5% and has a final maturity of June 18, 2018. The $30,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 9.5% and has a final maturity of June 18, 2018. The $10,000 senior secured revolver, of which $5,643 was drawn at closing, bears interest in cash at the greater of 9.0% or Libor plus 7.0% and has a final maturity of June 18, 2014.

          On June 24, 2013, Prospect made a $76,533 follow-on investment in APH, to acquire Arium Resort (f/k/a The Resort at Pembroke Pines), a prominent multi-family residential community located in Pembroke Pines, Florida. Prospect invested $13,533 of equity and $63,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On June 25, 2013, Prospect made an investment of $26,500 to purchase 84.13% of the subordinated notes in LCM XIV.

          On June 27, 2013, Prospect provided $11,000 of secured second lien financing to Blue Coat, a leading provider of web security and wide area network (WAN) optimization solutions. The second lien note bears interest in cash at the greater of 9.5% or Libor plus 8.5% and has a final maturity of June 28, 2020.

          On June 27, 2013, Prospect made a follow-on secured debt investment of $87,500 to support the recapitalization of Progrexion. After the financing, Prospect holds $241,033 of senior secured debt of Progrexion. The senior secured first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On June 28, 2013, Prospect made a $1,000 follow-on investment in Ajax. The subordinated unsecured term loan bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.0% and has a final maturity of March 30, 2018.

          On June 28, 2013, Prospect made an $18,000 secured debt follow-on investment in New Star, a provider of specialized processing services to the steel industry. The senior subordinated term loan bears interest in cash at 11.5% and interest payment in kind of 1.0% and has a final maturity of February 2, 2018.

        During the year ended June 30, 2013, Prospect closed-out twenty-three positions which are briefly described below.

          On July 24, 2012, Prospect sold its 3,821 shares of Iron Horse Coiled Tubing, Inc. ("Iron Horse") common stock in connection with the exercise of an equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

          On August 3, 2012, Pinnacle Treatment Centers, Inc. repaid the $17,475 loan receivable to Prospect.

          On August 10, 2012, U.S. HealthWorks Holding Company, Inc. repaid the $25,000 loan receivable to Prospect.

          On September 20, 2012, Fischbein repaid the $3,425 loan receivable to Prospect.

          On October 5, 2012, Northwestern Management Services, LLC ("Northwestern") repaid the $15,092 loan receivable to Prospect, and Prospect also sold its 50 shares of Northwestern common stock for total proceeds of $2,233, realizing a gain of $1,862.

          On October 16, 2012, Blue Coat repaid the $25,000 loan receivable to Prospect.

          On October 18, 2012, Hi-Tech Testing Services, Inc. and Wilson Inspection X-Ray Services, Inc. repaid the $7,200 loan receivable to Prospect.

          On October 19, 2012, Mood Media Corporation repaid the $15,000 loan receivable to Prospect.

          On October 31, 2012, Shearer's Foods, Inc. ("Shearer's") repaid the $37,999 loan receivable to Prospect. On November 7, 2012, Prospect redeemed its membership interests in Mistral Chip Holdings, LLC, Mistral Chip Holdings 2, LLC and Mistral Chip Holdings 3, LLC in connection with the sale of Shearer's, receiving $6,022 of net proceeds and realizing a gain of approximately $2,027 on the redemption.

          On November 8, 2012, Potters Holdings II, L.P. repaid the $15,000 loan receivable to Prospect.

          On November 15, 2012, Renaissance Learning, Inc. repaid the $6,000 loan receivable to Prospect.

          On December 3, 2012, VanDeMark Chemicals, Inc. repaid the $29,658 loan receivable to Prospect.

          On December 7, 2012, Hudson Products Holdings, Inc. ("Hudson") repaid the $6,267 loan receivable to Prospect.

          On December 21, 2012, ST Products, LLC repaid the $23,162 loan receivable to Prospect.

          On December 21, 2012, SG Acquisition, Inc. repaid the $83,242 loan receivable to Prospect.

          On February 5, 2013, Prospect sold its $2,000 investment in Healogics and realized a gain of $60 on this investment.

          On February 25, 2013, Prospect sold its $2,000 secured first lien investment in TNS and realized a gain of $20 on this investment.

          On March 18, 2013, Prospect sold its $2,000 investment in J.G. Wentworth and realized a gain of $75 on this investment.

          On March 28, 2013, Prospect sold its investment in New Meatco Provisions, LLC ("Meatco") for net proceeds of approximately $1,965, realizing a loss of $10,814 on the sale.

          On March 29, 2013, Prospect received net proceeds of $1,251 for the partial sale of its equity investment in Caleel + Hayden, LLC, realizing a gain of $900 on the sale.

          On April 30, 2013, Prospect sold its investment in Fischbein for net proceeds of $3,168, recognizing a realized gain of $2,293 on the sale. In addition, there is $310 being held in escrow which will be recognized as additional gain if and when received.

          On May 16, 2013, Out Rage repaid the $11,836 loan receivable to Prospect.

          On May 23, 2013, Snacks Holding repaid the $15,366 loan receivable to Prospect.

          On June 3, 2013, Nobel repaid the $15,262 loan receivable to Prospect.

          On June 4, 2013, Springs repaid the $35,000 loan receivable to Prospect.

          On June 13, 2013, Prospect sold its $4,000 investment in SourceHOV and realized a gain of $40 on this investment.

          On June 14, 2013, Prospect sold its $10,000 investment in TNS and realized a gain of $117 on this investment.

          On June 28, 2013, Sandow repaid $30,100 of the $55,000 loan receivable to Prospect. After the repayment, Prospect holds $24,900 of senior secured debt of Sandow.

        In addition to the repayments noted above, during the year ended June 30, 2013, Prospect received principal amortization payments of $19,568 on several loans, and $99,066 of partial prepayments primarily related to Byrider Systems Acquisition Corp, Capstone, Cargo Airport Services USA, LLC ("Cargo"), Energy Solutions, NMMB, Northwestern, and Sandow.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. Prospect does not know the timing, if any, related to this potential earnout and have valued the $28,000 at zero as of June 30, 2013. After expenses, including structuring fees of $9,966 paid to Prospect, Energy Solutions received approximately $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to Prospect were required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are earnings and profits sufficient to support such recognition. During the year ended June 30, 2013, Energy Solutions repaid $28,500 of senior and subordinated secured debt. Prospect received $19,543 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the year ended June 30, 2013. During the year ended June 30, 2013, Prospect received distributions of $53,820 from Energy Solutions which were recorded as dividend income. Energy Solutions continues to hold $23,979 of cash for future investment and repayment of the remaining debt.

        During the year ended June 30, 2013, Prospect recognized $1,481 of interest income due to purchase discount accretion from the assets acquired from Patriot Capital Funding, Inc. ("Patriot"). Included in the $1,481 recorded during the year ended June 30, 2013 is $1,111 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson. Prospect expects to recognize $240 of normal accretion during the three months ended September 30, 2013.

        During the year ended June 30, 2012, Prospect recognized $6,613 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $6,613 is $3,083 of normal accretion and $3,530 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC ("Mac & Massey"), Nupla Corporation ("Nupla"), ROM Acquisition Corp and Sport Helmets Holdings, LLC ("Sport Helmets").

        During the year ended June 30, 2011, Prospect recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC, Label Corp Holdings Inc. and Prince, and $4,968 of accelerated accretion resulting from the recapitalization of its debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), The Copernicus Inc. ("Copernicus"), Fischbein and Northwestern. The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayments which was recognized as interest income.

        The following is a quarter-by-quarter summary of Prospect's investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
September 30, 2013	$556,843	$164,167
June 30, 2013	798,760	321,615
March 31, 2013	784,395	102,527
December 31, 2012	772,125	349,269
September 30, 2012	747,937	158,123
June 30, 2012	573,314	146,292
March 31, 2012	170,073	188,399
December 31, 2011	154,697	120,206
September 30, 2011	222,575	46,055
June 30, 2011	312,301	71,738
March 31, 2011	359,152	78,571
December 31, 2010	140,933	67,405
September 30, 2010	140,951	68,148
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$6,909,373	$2,253,378

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

Investment Valuation

        In determining the fair value of Prospect's portfolio investments at September 30, 2013 and June 30, 2013, the Audit Committee considered valuations from the independent valuation firms and from management having an aggregate range of $4,437,390 to $4,720,672 and $4,081,899 to $4,354,692, respectively, excluding money market investments.

        In determining the range of value for debt instruments, management and the independent valuation firms generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        In determining the range of value for Prospect's investments in CLOs, management and the independent valuation firms used dynamic discounted cash flow models, where the projected future cash flow was estimated using Monte Carlo simulation techniques in accordance with the requirements of ASC 820. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A discounted cash flow model is prepared, utilizing a waterfall engine to store the collateral data, generate numerous collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates to the various cash flows along each simulation path.

        The board of directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for Prospect's investments in CLOs. The composite of all these analyses, applied to each investment, was a total valuation at September 30, 2013 and June 30, 2013 of $4,553,136, and $4,172,852, respectively, excluding money market investments.

        Prospect's portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. Prospect believes its market has experienced less volatility than others because it believes there are more buy and hold investors who own these less liquid investments.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in Prospect's looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in Prospect's portfolio are under enhanced scrutiny by its senior management and its board of directors and are discussed below.

  AIRMALL USA, Inc.

          AIRMALL is a leading developer and manager of airport retail operations. AIRMALL has developed and presently manages all or substantially all of the retail operations and food and beverage concessions at Baltimore/Washington International Thurgood Marshall Airport (BWI), Boston Logan International Airport (BOS), Cleveland Hopkins International Airport (CLE) and Pittsburgh International Airport (PIT). AIRMALL does so pursuant to long-term, infrastructure-like contracts with the respective municipal agencies that own and operate the airports.

          On July 30, 2010, Prospect invested $52,420 of combined debt and equity as follows: $30,000 senior term loan, $12,500 senior subordinated note and $9,920 preferred equity. Prospect owns 100% of AIRMALL's equity securities. AIRMALL's financial performance has been consistent since the acquisition and Prospect continues to monitor the medium to long-term growth prospects for the company.

          In September 2013, AIRMALL distributed $7,000 of earnings to Prospect which was recorded as dividend income during the quarter ended September 30, 2013. As a result of the distribution of earnings, Prospect's board of directors decreased the fair value of its investment in AIRMALL to $51,411 as of September 30, 2013, a premium of $391 from its amortized cost, compared to the $3,478 unrealized appreciation recorded at June 30, 2013.

  Ajax Rolled Ring & Machine, Inc.

          Ajax forges large seamless steel rings on two forging mills in the company's York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.

          Prospect acquired a controlling equity interest in Ajax in a recapitalization of Ajax that was closed on April 4, 2008. Prospect funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, Prospect funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. During the quarter ended December 31, 2012, Prospect funded an additional $3,600 of unsecured debt to refinance first lien debt held by Wells Fargo.

          On April 1, 2013, Prospect refinanced its existing $38,472 senior loans to Ajax, increasing the size of its debt investment to $38,537. Concurrent with the refinancing, Prospect received repayment of the $18,635 loans that were previously outstanding. As of September 30, 2013 and June 30, 2013, Prospect controlled 78.01% of the fully-diluted common and preferred equity. As of September 30, 2013 and June 30, 2013, the principal balance of Prospect's senior debt to Ajax was $19,636 and $19,737, respectively, and its subordinated debt was $20,008 and $19,700, respectively.

          Due to soft operating results, the board of directors decreased the fair value of Prospect's investment in Ajax to $28,084 as of September 30, 2013, a reduction of $17,617 from its amortized cost, compared to the $6,057 unrealized depreciation recorded at June 30, 2013.

  APH Property Holdings, LLC

          Prospect makes investments in real estate through its investment in APH, a holding company that owns 100% of the common equity of APHC. APHC is a Maryland corporation and qualified REIT for federal income tax purposes.

          As of September 30, 2013 and during the year ended June 30, 2013, Prospect has provided $127,374 and $125,892 of equity, respectively, and $26,648 of debt (this amount remained unchanged) to APH for the acquisition of various industrial and multi-family residential real estate properties in Florida and Georgia. Prospect received structuring fees of $4,511 from APH that were recorded as other income during the year ended June 30, 2013. As of September 30, 2013 and June 30, 2013, APHC's real estate portfolio was comprised of seven investments. The following table shows the mortgages outstanding due to other parties for each of the seven properties:

No.	Property Name	City	Date of Acquisition	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Abbington Pointe	Marietta, GA	12/28/2012	23,500	15,275
3	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
4	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
5	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
6	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
7	Arium Resort	Pembroke Pines, FL	6/24/2013	225,000	157,500

          The board of directors set the fair value of Prospect's investment in APH at $154,022 as of September 30, 2013, equal to its amortized cost.

  Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.)

          Energy Solutions owns interests in other companies operating in the energy sector. These include operating offshore supply vessels and ownerships of a non-operating biomass plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in a gas gathering and processing system in east Texas.

          In December 2011, Prospect completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by Prospect and operating within the energy industry with the intent of strategically expanding Energy Solutions operations across energy sectors. As part of the reorganization, Prospect transferred its equity interests in Change Clean Energy Holdings, Inc. ("CCEHI"), Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holdings, LLC ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") to Energy Solutions. On December 28, 2011, Prospect made a follow-on investment of $4,750 to support the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine.

          On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through September 30, 2013, Prospect has not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to Prospect, Energy Solutions received $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to Prospect were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the three months ended September 30, 2013, Energy Solutions repaid $4,250 of senior and subordinated secured debt. Prospect received $2,409 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the three months ended September 30, 2013. During the three months ended September 30, 2012, Prospect received distributions of $33,250 from Energy Solutions which were recorded as dividend income. No such dividends were received during the three months ended September 30, 2013. Energy Solutions continues to hold $7,118 of cash for future investment and repayment of the remaining debt.

          In determining the value of Energy Solutions, Prospect has utilized two valuation techniques to determine the value of the investment. Prospect's board of directors has determined the value to be $23,590 and $26,696 for its debt and equity positions at September 30, 2013 and June 30, 2013, respectively, based upon a combination of a current value method for the cash balances of Energy Solutions and a liquidation analysis for its interests in CCEHI, CCEI, Freedom Marine and Yatesville. At September 30, 2013, June 30, 2013 and June 30, 2012, Energy Solutions, including the underlying portfolio companies affected by the reorganization, was valued at $6,431 below, $7,574 below and $63,623 above its amortized cost, respectively. Prospect received distributions of $53,820 from Energy Solutions that were recorded as dividend income during the year ended June 30, 2013. Prospect also received $19,543 of make-whole fees from Energy Solutions for early repayments of the outstanding loans, which was recorded as interest income in the year ended June 30, 2013.

  First Tower Holdings of Delaware, LLC

          First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.

          On June 15, 2012, Prospect acquired 80.1% of First Tower, LLC ("First Tower") businesses for $110,200 in cash and 14,518,207 unregistered shares of its common stock. Based on Prospect's share price of $11.06 at the time of issuance, it acquired an 80.1% interest in First Tower for approximately $270,771. As consideration for its investment, First Tower Delaware, which is 100% owned by Prospect, recorded a secured revolving credit facility to Prospect of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower's businesses. During the three months ended June 30, 2012, Prospect received $8,075 in structuring fee income. During the three months ended December 31, 2012, Prospect funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. As of August 31, 2013 and June 30, 2013, First Tower had total assets of approximately $635,483 and $605,783, respectively, including $405,742 and $378,327, respectively, of finance receivables net of unearned charges. As of June 30, 2013, First Tower's total debt outstanding to parties senior to Prospect was $264,760.

          Due to improved operating results, the board of directors increased the fair value of Prospect's investment in First Tower to $313,673 as of September 30, 2013, a premium of $5,720 to its amortized cost, compared to the $9,869 unrealized depreciation recorded at June 30, 2013.

          Due to a reduction in public market comparables in the consumer finance industry, the board of directors set the fair value of Prospect's investment in First Tower at $298,084 as of June 30, 2013, a discount of $9,869 to its amortized cost, compared to $287,953 as of June 30, 2012, equal to its amortized cost at that time.

  Manx Energy, Inc.

          Manx was formed for the purpose of rolling up the assets of two existing Prospect portfolio companies, Coalbed, LLC ("Coalbed") and Appalachian Energy Holdings, LLC ("AEH"), bringing them under new management, restructuring the outstanding debt, and infusing additional capital to allow for future growth. Coalbed is the owner of 100% of the outstanding equity interests of Coalbed Pipelines, LLC and Coalbed Operator, LLC. Coalbed was formed in October 2009 to acquire Prospect's outstanding senior secured loan and assigned interests in Conquest Cherokee, LLC ("Conquest"). Conquest's assets consisted primarily of coalbed methane reserves in the Cherokee Basin. AEH was formed in 2006 and is the owner of 100% of the outstanding equity interests of East Cumberland L.L.C., a provider of outsourced mine site development and construction services for coal production companies operating in Southern Appalachia, and C&S Oilfield and Pipeline Construction, a provider of support services to companies engaged in the exploration and production of oil and natural gas.

          On January 19, 2010, Prospect modified the terms of its senior secured debt in AEH and Coalbed in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration LLC. The assets of the three companies were combined under new common management. Prospect funded $2,800 at closing to Manx to provide for working capital. A portion of Prospect's loans to AEH and Coalbed was exchanged for Manx preferred equity, while Prospect's AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and Prospect continues to fully reserve any income accrued for Manx. During the year ended June 30, 2011, Prospect made a follow-on secured debt investment of $750 in Manx to support ongoing operations. On June 30, 2012, Manx assigned the membership interests and associated operating company debt of Coalbed and AEH to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed company owned by Prospect. During the quarter ended June 30, 2013, Prospect determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value.

          The board of directors set the fair value of Prospect's investment in Manx at $413 and $346 as of September 30, 2013 and June 30, 2013, respectively, a reduction of $87 and $154, respectively, from its amortized cost, compared to the $154 and 11, 028 unrealized depreciation recorded at June 30, 2013 and June 30, 2012, respectively.

  The Healing Staff, Inc.

          During the three months ended December 31, 2012, Prospect determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair value. Prospect's remaining investments are in THS and Vets Securing America ("VSA"), wholly owned subsidiaries of ICS with ongoing operations. THS provides outsourced medical staffing services to governmental and commercial enterprises. VSA provides out-sourced security guards staffed primarily using retired military and police department veterans.

          During September and October 2007, Prospect provided $1,170 to THS for working capital through its investment in ICS. In January 2009, Prospect foreclosed on the real and personal property of ICS. Through this foreclosure process, Prospect gained 100% ownership of THS. As part of its strategy to diversify its revenues THS started VSA as a new business in the latter part of 2009. During the year ended June 30, 2011 and the six months ended December 31, 2011, Prospect made follow-on secured debt investments of $1,708 and $874, respectively, to support the ongoing operations of THS and VSA. Effective October 19, 2011, the closing date of the sale by VSA of a commercial real estate asset, $893 of the follow-on secured debt investments were repaid. In early May 2012, Prospect made short-term secured debt investments of $118 and $42, respectively, to support the operations of THS and VSA, which short term debt was repaid in early June 2012. Prospect made no additional fundings during the fiscal year ended June 30, 2013 and the three months ended September 30, 2013. In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider Prospect agreed to subordinate its first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.

          Based upon an analysis of the liquidation value of assets, Prospect's board of directors determined the fair value of its investment in THS and VSA to be zero at September 30, 2013,

  June 30, 2013 and June 30, 2012, respectively, a reduction of $3,831 from its amortized cost as of September 30, 2013 and June 30, 2013 and $3,750 as of June 30, 2012.

  Wolf Energy Holdings, Inc.

          Wolf is a holding company formed to hold 100% of the outstanding membership interests of each of Coalbed and AEH. The membership interests of Coalbed and AEH, which were previously owned by Manx, were assigned to Wolf effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012 C&J Cladding Holding Company, Inc. ("C&J") merged with and into Wolf, with Wolf as the surviving entity. At the time of the merger, C&J held the remaining undistributed proceeds from the sale of its membership interests in C&J Cladding, LLC. The merger was effectuated in connection with the broader simplification of Prospect's energy investment holdings.

          On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. Prospect's cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and is equal to the fair value of assets at the time of transfer and Prospect recorded a realized loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf sold certain of the assets that had been previously held by H&M that were located in Martin County to Hibernia for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to Prospect, which recognized a realized gain of $11,826 partially offsetting the previously recorded loss. Prospect received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

          Prospect's board of directors set the fair value of its investment in Wolf at $5,256 as of September 30, 2013, a reduction of $2,785 from its amortized cost, compared to the $3,091 unrealized depreciation recorded at June 30, 2013. The board of directors set the fair to $4,949 as of June 30, 2013, a reduction of $3,091 from its amortized cost, compared to the $7,991 unrealized depreciation recorded at June 30, 2012.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Three of Prospect's portfolio companies, Ajax, First Tower Delaware, and Valley Electric experienced such volatility and experienced fluctuations in valuation during the three months ended September 30, 2013. The value of Ajax decreased to $28,084 as of September 30, 2013, a discount of $17,617 to its cost, compared to the $6,057 unrealized loss recorded at June 30, 2013 due to a decline in operating results. The value of Prospect's equity position in First Tower increased to $313,673 as of September 30, 2013, a premium of $5,720 to its cost, compared to the $9,869 unrealized loss recorded at June 30, 2013 as there has been improvement in operating results during the quarter. The value of Valley Electric decreased to $47,611 as of September 30, 2013, a discount of $6,801 to its cost, compared to the value of $53,615 recorded at June 30, 2013, equal to its cost, due to a decline in operating results. Six of the other controlled investments have been valued at discounts to the original investment. Seven of the control investments are valued at the original investment amounts or higher. Overall, at September 30, 2013, the control investments are valued at $22,828 below their amortized cost.

        Two of Prospect's portfolio companies, Ajax and First Tower Delaware, experienced such volatility and experienced fluctuations in valuation during the year ended June 30, 2013. The valuation of Ajax decreased due to declining operating results. The value of Prospect's equity position in Ajax decreased to zero as of June 30, 2013, a discount of $6,057 to its cost, compared to the $11,134 unrealized gain recorded at June 30, 2012. The valuation of First Tower Delaware decreased due to change in current market conditions. The value of Prospect's equity position in First Tower decreased to $33,324 as of June 30, 2013, a discount of $9,869 to its cost, compared to the value of $43,193 recorded at June 30, 2012, equal to its cost. Six of the other controlled investments have been valued at discounts to the original investment. Eight of the control investments are valued at the original investment amounts or higher. Overall, at June 30, 2013, the control investments are valued at $18,517 below their amortized cost.

        Prospect holds three affiliate investments at September 30, 2013 and June 30, 2013. One of Prospect's affiliate portfolio companies, Boxercraft, experienced a meaningful decrease in valuation during both the three months ended September 30, 2013 and the year ended June 30, 2013, due to declining operating results. As of September 30, 2013 and June 30, 2013, Boxercraft was valued at $5,518 and $9,385, respectively, a reduction of $11,527 and $7,375, respectively, to its amortized cost. Overall, at September 30, 2013 and June 30, 2013, affiliate investments were valued $11,899 and $6,746 below their amortized costs, respectively.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to Prospect's total investments because its equity positions tend to be smaller than with its control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/Non-affiliate investments did not experience significant changes in valuation and are generally performing as expected or better than expected. As of September 30, 2013, three of Prospect's Non-control/Non-affiliate investments, Gulf Coast Machine & Supply Company ("Gulf Coast"), Stryker Energy, LLC ("Stryker") and Wind River Resources Corporation ("Wind River"), are valued at a discount to amortized cost, due to a decline in the operating results of the operating companies from those originally underwritten. Overall, at September 30, 2013, other Non-control/Non-affiliate investments are valued at $21,250 above their amortized cost, excluding Prospect's investments in Gulf Coast, Stryker and Wind River, as the remaining companies are generally performing as or better than expected. As of June 30, 2013 and June 30, 2012, four of Prospect's Non-control/Non-affiliate investments, ICON Health & Fitness, Inc. ("ICON"), Gulf Coast Machine & Supply Company ("Gulf Coast"), Stryker Energy, LLC ("Stryker") and Wind River Resources Corp. and Wind River II Corp. ("Wind River"), are valued at a significant discount to amortized cost, due to significant decreases in the operating results of the operating companies. Overall, at June 30, 2013, other Non-control/Non-affiliate investments are valued at $8,427 above their amortized cost, excluding Prospect's investments in ICON, Gulf Coast, Stryker and Wind River, as the remaining companies are generally performing as or better than expected.

Capitalization

        Prospect's investment activities are capital intensive and the availability and cost of capital is a critical component of its business. Prospect capitalizes its business with a combination of debt and equity. Prospect's debt currently consists of a revolving credit facility availing it of the ability to borrow debt subject to borrowing base determinations and Senior Convertible Notes which it issued in December 2010, February 2011, April 2012, August 2012 and December 2012, Senior Unsecured Notes, and Prospect Capital InterNotes®, which it may issue from time to time, and Prospect's equity capital, which is comprised entirely of common equity. The following table shows the Revolving Credit Facility,

Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® amounts and outstanding borrowings at September 30, 2013 and June 30, 2013:

	As of September 30, 2013		As of June 30, 2013
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$567,500	$69,000	$552,500	$124,000
Senior Convertible Notes	$847,500	$847,500	$847,500	$847,500
Senior Unsecured Notes	$347,762	$347,762	$347,725	$347,725
Prospect Capital InterNotes®	$461,977	$461,977	$363,777	$363,777

        The following table shows the contractual maturity of Prospect's Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® at September 30, 2013:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 Years	3 - 5 Years	After 5 Years
Revolving Credit Facility	$69,000	$—	$—	$69,000	$—
Senior Convertible Notes	847,500	—	317,500	330,000	200,000
Senior Unsecured Notes	347,762	—	—	—	347,762
Prospect Capital InterNotes®	461,977	—	—	51,537	410,440

Total contractual obligations	$1,726,239	$—	$317,500	$450,537	$958,202

        The following table shows the Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® amounts and outstanding borrowings at June 30, 2013 and June 30, 2012:

	As of June 30, 2013		As of June 30, 2012
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$552,500	$124,000	$492,500	$96,000
Senior Convertible Notes	$847,500	$847,500	$447,500	$447,500
Senior Unsecured Notes	$347,725	$347,725	$100,000	$100,000
InterNotes®	$363,777	$363,777	$20,638	$20,638

        The following table shows the contractual maturity of Prospect's Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® at June 30, 2013:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 Years	3 - 5 Years	After 5 Years
Revolving Credit Facility	$124,000	$—	$—	$124,000	$—
Senior Convertible Notes	847,500	—	150,000	297,500	400,000
Senior Unsecured Notes	347,725	—	—	—	347,725
InterNotes®	363,777	—	—	—	363,777

Total contractual obligations	$1,683,002	$—	$150,000	$421,500	$1,111,502

        Prospect has and expects to continue to fund a portion of its cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, Prospect maintains a universal shelf registration statement that allows for the public offering and sale of its debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $3,000,000 less issuances to date. As of September 30, 2013, Prospect can issue up to $1,406,927 of additional debt and equity securities in the public market under this shelf registration. On October 15, 2013, Prospect was declared effective on a new shelf and at that time could issue an additional $5,000,000 of debt and equity securities. Prospect may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On March 27, 2012, Prospect closed on an expanded five-year $650,000 revolving credit facility with a syndicate of lenders through PCF (the "2012 Facility"). The lenders have extended commitments of $567,500 under the 2012 Facility as of September 30, 2013; which was increased to $587,500 in October 2013 (see Recent Developments). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At September 30, 2013, Prospect was in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires Prospect to pledge assets as collateral in order to borrow under the credit facility. As of September 30, 2013 and June 30, 2013, Prospect had $498,675 and $473,508, respectively, available to it for borrowing under the 2012 Facility, of which the amount outstanding was $69,000 and $124,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $587,500. At September 30, 2013, the investments used as collateral for the 2012 Facility had an aggregate fair value of $884,267, which represents 18.8% of Prospect's total investments at fair value. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to Prospect's general creditors. PCF, a bankruptcy remote special purpose entity and its wholly owned subsidiary, holds all of these investments at fair value as of September 30, 2013. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, Prospect incurred $11,399 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $5,966 remains to be amortized.

        During the three months ended September 30, 2013 and September 30, 2012, Prospect recorded $2,476 and $2,168 of interest costs and amortization of financing costs on the 2012 Facility as interest expense, respectively.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, Prospect recorded $9,082, $14,883 and $8,507 of interest costs, unused fees and amortization of financing costs on its credit facility as interest expense, respectively.

Senior Convertible Notes

        On December 21, 2010, Prospect issued $150,000 in aggregate principal amount of its 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds after underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to an initial conversion price and conversion price at September 30, 2013 of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (December 21, 2012) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, Prospect issued $172,500 in aggregate principal amount of its 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds after underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, Prospect repurchased $5,000 of its 2016 Notes at a price of 97.5, including commissions. The transactions resulted in Prospect's recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 78.3699 and 78.5395 shares of common stock, respectively, per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 and $12.73 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (February 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, Prospect issued $130,000 in aggregate principal amount of its 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds after underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 85.8442 and 86.1162 shares of common stock, respectively, per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.65 and $11.61 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (April 16, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

        On August 14, 2012, Prospect issued $200,000 in aggregate principal amount of its 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds after underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 82.3451 and 82.8631 of common stock, respectively, per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 and $12.07 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (August 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, Prospect issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds after underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate at September 30, 2013 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent Prospect receives written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting it to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by it without regard to the conversion rate cap, Prospect will make such adjustments without regard to the conversion rate cap and will also, to the extent that it makes any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. Prospect will use commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, Prospect will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless it has engaged in a reverse stock split or share combination transaction such that in Prospect's reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Senior Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, and the 2019 Notes (collectively, the "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of Prospect's common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of Prospect's common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. Prospect will not issue any shares in connection with the conversion or redemption of the Senior Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require Prospect to repurchase, for cash, all or part of their Senior Notes upon a fundamental change at a price equal to 100% of the principal amount of the Senior Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control Prospect will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, Prospect incurred $27,030 of fees which are being amortized over the terms of the notes, of which $19,149 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, Prospect recorded $13,310 and $8,667 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense, respectively.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, Prospect recorded $45,878, $22,197 and $9,090 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense, respectively.

Senior Unsecured Notes

        On May 1, 2012, Prospect issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be Prospect's direct unsecured obligations and rank equally with all of its unsecured senior indebtedness from time to time outstanding.

        On March 15, 2013, Prospect issued $250,000 in aggregate principal amount of 5.875% senior unsecured notes due 2023 (the "2023 Notes") for net proceeds after underwriting and other expenses of approximately $245,885. Interest on the 2023 Notes is paid semi-annually. The 2023 Notes mature on March 15, 2023. These notes will be Prospect's direct unsecured obligations and rank equally with all of its unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes and 2023 Notes (collectively, the "Senior Unsecured Notes"), Prospect incurred $7,364 of fees which are being amortized over the term of the notes, of which $6,866 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, Prospect recorded $5,541 and $1,807 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

        During the years ended June 30, 2013 and June 30, 2012, Prospect recorded $11,672 and $1,178 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

Prospect Capital InterNotes®

        On February 16, 2012, Prospect entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for the issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"), which was subsequently increased to $1,000,000. Additional agents appointed by Prospect from time to time in connection with the InterNotes® Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of Prospect's unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the three months ended September 30, 2013, Prospect issued $98,255 in aggregate principal amount of its Prospect Capital InterNotes® for net proceeds of approximately $96,189. These notes were issued with stated interest rates ranging from 4.75% to 6.75% with a weighted average rate of 5.48%. These notes mature between July 15, 2018 and September 15, 2043.

        The following is a summary of the notes outstanding at September 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Average Interest Rate	Maturity Date Range
5	$51,537	4.75% - 5.00%	4.95%	July 15, 2018 - September 15, 2018
6	5,134	5.00% - 5.50%	5.25%	February 15, 2019 - February 15, 2020
7	209,767	4.00% - 6.55%	5.15%	June 15, 2019 - September 15, 2020
8	1,996	5.75%	5.75%	February 15, 2021
10	18,127	3.27% - 7.00%	5.30%	March 15, 2022 - April 15, 2023
15	15,940	5.00% - 6.00%	5.50%	May 15, 2028 - August 15, 2028
18	26,219	4.125% - 6.25%	5.24%	December 15, 2030 - August 15, 2031
20	4,233	5.625% - 6.00%	5.90%	November 15, 2032 - September 15, 2033
25	3,372	6.50%	6.50%	August 15, 2038
30	125,652	5.50% - 6.75%	6.13%	November 15, 2042 - September 15, 2043

	$461,977

        The following is a summary of the notes outstanding at June 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Average Interest Rate	Maturity Date Range
7	$194,937	4.00% - 6.55%	5.06%	June 15, 2019 - June 15, 2020
10	18,127	3.28% - 7.00%	5.30%	March 15, 2022 - April 15, 2023
15	15,000	5.00%	5.00%	May 15, 2028 - June 15, 2028
18	22,157	4.125% - 6.00%	5.03%	December 15, 2030 - June 15, 2031
20	3,106	5.625% - 5.75%	5.69%	November 15, 2032 - December 15, 2032
30	110,450	5.50% - 6.625%	5.96%	November 15, 2042 - June 15, 2043

	$363,777

        In connection with the issuance of the Prospect Capital InterNotes®, Prospect incurred $12,757 of fees which are being amortized over the term of the notes, of which $12,212 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, Prospect recorded $6,044 and $869, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

        During the years ended June 30, 2013 and June 30, 2012, Prospect recorded $9,707 and $276 of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense, respectively.

Net Asset Value

        During the three months ended September 30, 2013, Prospect issued $256,043 of additional equity, net of underwriting and offering costs, by issuing 23,211,680 shares of its common stock. The following table shows the calculation of net asset value per share as of September 30, 2013 and June 30, 2013:

	As of September 30, 2013	As of June 30, 2013
Net Assets	$2,909,755	$2,656,494
Shares of common stock issued and outstanding	271,404,289	247,836,965

Net asset value per share	$10.72	$10.72

        At September 30, 2013, Prospect had 271,404,289 shares of common stock issued and outstanding.

        During the year ended June 30, 2013, Prospect raised $1,179,084 of additional equity, net of offering costs, by issuing 106,752,517 shares of its common stock. The following table shows the calculation of net asset value per share as of June 30, 2013 and June 30, 2012:

	As of June 30, 2013	As of June 30, 2012
Net Assets	$2,656,494	$1,511,974
Shares of common stock outstanding	247,836,965	139,633,870

Net asset value per share	$10.72	$10.83

Results of Operations

        Net increase in net assets resulting from operations for the three months ended September 30, 2013 and September 30, 2012 was $79,900 and $47,249, respectively. The $32,651 increase is primarily the result of a $60,111 increase in interest income due to a larger income producing portfolio during the three months ended September 30, 2013. This increase is offset by a decrease of $29,119 in dividend income received from Prospect's investment in Energy Solutions. During the three months ended September 30, 2012, Prospect received dividends of $33,250 from its investment in Energy Solutions. No such dividends were received from Energy Solutions during the three months ended September 30, 2013. This decrease in dividend income from Prospect's investment in Energy Solutions was partially offset by a $7,000 increase in dividend income from its investment in Airmall and a $22,327 decrease in the net change in unrealized depreciation on investments. During the quarter ended September 30, 2013, Prospect experienced net unrealized losses of $6,226 primarily from significant write-downs of its investments in Ajax, Gulf Coast and Valley Electric. These instances of unrealized depreciation were partially offset by unrealized appreciation in First Tower. During the quarter ended September 30, 2012, Prospect experienced net unrealized losses of $28,553 primarily from write-downs of its investments in Ajax and Energy Solutions. These instances of unrealized depreciation were partially offset by unrealized appreciation in R-V.

        Net increase in net assets resulting from operations for the three months ended September 30, 2013 and September 30, 2012 was $0.31 and $0.29 per weighted average share, respectively. The $0.02 increase is primarily the result of a $0.16 per weighted average share favorable decrease in the net change in unrealized depreciation on investments. During the quarter ended September 30, 2013, Prospect experienced net unrealized losses of $0.02 per weighted average share, primarily from write-

downs of its investments in Ajax, Gulf Coast and Valley Electric. These instances of unrealized depreciation were partially offset by unrealized appreciation in First Tower. During the quarter ended September 30, 2012, Prospect experienced net unrealized losses of $0.18 per average share primarily from write-downs of its investments in Ajax and Energy Solutions. These instances of unrealized depreciation were partially offset by unrealized appreciation in R-V. The net increase in net assets resulting from operations is also attributable to $0.03 per weighted average share decrease in advisory fees and a $0.03 per weighted average share increase in interest income, net of interest and credit facility expenses, as Prospect has increased the leverage on its portfolio during the three months ended September 30, 2013. These instances of appreciation and additional income were partially offset by a $0.20 per weighted average share decline in dividend income, primarily due to its investment in Energy Solutions as discussed above.

        Net increase in net assets resulting from operations for the years ended June 30, 2013, 2012 and 2011 was $220,856, $190,904 and $118,238, respectively, representing $1.07, $1.67 and $1.38 per weighted average share, respectively. During the year ended June 30, 2013, Prospect experienced net unrealized and realized losses of $104,068 or approximately $0.50 per weighted average share primarily due to the reduction in the fair value of its investments in Ajax, Boxercraft and First Tower because of changes in current market conditions and Energy Solutions for which Prospect received $19,543 of make-whole fees for early repayment of the outstanding loan and dividends of $53,820 during the year, which were recorded as interest and dividend income, respectively, reducing the amount previously recorded as unrealized appreciation. These losses were partially offset by net realized gains from the sale of assets in Wolf, assets formerly held by H&M, and distributions received from Prospect's escrow receivable account, primarily from NRG. During the year ended June 30, 2012, Prospect experienced net unrealized and realized gains of $4,220 or approximately $0.04 per weighted average share primarily from significant write-ups of its investments in Ajax, Energy Solutions and R-V, and its sale of NRG for which Prospect realized a gain of $36,940. These instances of appreciation were partially offset by unrealized depreciation in Biotronic, H&M, Meatco, NMMB, Stryker and Wind River.

        Net investment income decreased on a weighted average per share basis from $1.63 to $1.57 for the years ended June 30, 2012 and 2013, respectively. The decrease is primarily due to an increase of $6,500 in accrued excise as the result of undisturbed ordinary income at December 31, 2012 and expected at December 31, 2013, and higher levels of cash awaiting deployment during the year ended June 30, 2013. Net investment income increased on a weighted average per share basis from $1.10 to $1.63 for the years ended June 30, 2011 and 2012, respectively. This increase is primarily due to the sale of NRG, for which Prospect received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012, and an increase in dividend income received from Energy Solutions and NRG of $38,000 and $11,411, respectively. These increases were partially offset by a $15,471 decline in interest income from purchase discount accretion from the assets acquired from Patriot.

        While Prospect seeks to maximize gains and minimize losses, its investments in portfolio companies can expose its capital to risks greater than those it may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        Prospect generates revenue in the form of interest income on the debt securities that it owns, dividend income on any common or preferred stock that it owns, and fees generated from the structuring of new deals. Prospect's investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, Prospect will seek to collateralize its investments by obtaining security interests in its portfolio companies' assets. Prospect also may acquire minority or majority equity interests in its portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, Prospect may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with Prospect's investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $161,034 and $123,636 for the three months ended September 30, 2013 and September 30, 2012, respectively. During the three months ended September 30, 2013, the increase in investment income is primarily the result of a larger income producing portfolio.

        The following table describes the various components of investment income and the related levels of debt investments:

	For The Three Months Ended September 30,
	2013	2012
Interest income	$138,421	$78,310
Dividend income	7,089	36,208
Other income	15,524	9,118

Total investment income	$161,034	$123,636

Average debt principal of performing investments	$4,179,192	$2,144,554

Weighted average interest rate earned on performing assets	12.96%	14.24%

        Average interest income producing assets have increased from $2,144,554 for the three months ended September 30, 2012 to $4,179,192 for the three months ended September 30, 2013. The average yield on interest bearing assets decreased from 14.24% for the three months ended September 30, 2012 to 12.96% for the three months ended September 30, 2013. The decrease in Prospect's current yield is primarily the result of senior secured loan refinancing activity that took place in the leveraged loan market and within its CLO portfolios during the first half of calendar year 2013, and to a lesser extent, originations at lower rates than its average portfolio yield.

        Investment income is also generated from dividends and other income. Dividend income decreased from $36,208 for the three months ended September 30, 2012 to $7,089 for the three months ended September 30, 2013. The decrease in dividend income is primarily attributed to a decrease in the level of dividends received from Prospect's investment in Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. As a result, Prospect received dividends from Energy Solutions of $33,250 during the three months ended September 30, 2012. No such dividends were received during the three months ended September 31, 2013 related to Prospect's investment in Energy Solutions. The decrease in dividend income was partially offset by a $7,000 dividend received from Prospect's investment in Airmall during the three months ended September 30, 2013. No dividends were received from Airmall during the three months ended September 30, 2012.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Comparing the three months ended September 30, 2012 to the three months ended September 30, 2013, income from other sources increased from $9,118 to $15,524. This $6,406 increase is primarily due to $5,000 of legal cost reimbursement from a litigation settlement, which had been expensed in prior quarters and a $1,325 increase in royalty interests from Prospect's controlled investments, particularly APH, Credit Central, First Tower, and Nationwide.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including net profits interests revenue, overriding royalty interests and structuring fees, was $576,336, $320,910, and $169,476, for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. During the year ended June 30, 2013, the increase in investment income is primarily the result of a larger income producing portfolio, increased structuring, advisory and amendment fees from the deployment of additional capital in revenue-producing assets, make-whole fees from Energy Solutions for early repayment of Prospect's outstanding loan, and increased dividends received from Energy Solutions and R-V.

        The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Interest income	$435,455	$219,536	$134,454
Dividend income	82,705	64,881	15,092
Other income	58,176	36,493	19,930

Total investment income	$576,336	$320,910	$169,476

Average debt principal of performing investments	$2,878,421	$1,466,703	$871,400

Weighted average interest rate earned on performing assets	15.1%	15.0%	15.2%

        Average interest income producing assets have increased from $871,400 for the year ended June 30, 2011 to $1,466,703 for the year ended June 30, 2012 to $2,878,421 for the year ended June 30, 2013. The average yield on performing interest bearing assets remained relatively consistent over the three year period.

        Dividend income increased from $64,881 for the year ended June 30, 2012 to $82,705 for the year ended June 30, 2013. This $17,824 increase in dividend income is primarily attributed to an increase in the level of dividends received from Prospect's investments in Energy Solutions and R-V due to increased profits generated by the portfolio companies. Prospect received dividends from Energy Solutions of $53,820 and $47,850 during the years ended June 30, 2013 and June 30, 2012, respectively. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to Prospect were recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are earnings and profits sufficient to support such recognition. Prospect received dividends from R-V of $24,462 and $283 during the years ended June 30, 2013 and June 30, 2012, respectively. The $24,462 of dividends received from R-V during the year ended June 30, 2013 include a $11,073 distribution as part of R-V's recapitalization in November 2012 for which Prospect provided an additional $9,500 of senior secured financing. The increases in dividend income from Prospect's investments in Energy Solutions and R-V were offset by a reduction in dividends received from NRG. Prospect received dividends from NRG of $15,011 during the year ended June 30, 2012. There were no dividends from NRG received during the year ended June 30, 2013 as NRG has been sold.

        Dividend income increased from $15,092 for the year ended June 30, 2011 to $64,881 for the year ended June 30, 2012. This $49,789 increase in dividend income is primarily attributed to an increase in the dividends received from Prospect's investments in Energy Solutions and NRG due to increased profits generated by the portfolio companies. Prospect received dividends from NRG of $15,011 and $3,600 during the years ended June 30, 2012 and June 30, 2011, respectively. Prospect received dividends from Energy Solutions of $47,850 and $9,850 during the years ended June 30, 2012 and June 30, 2011, respectively. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to Prospect were recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are earnings and profits sufficient to support such recognition.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Comparing the year ended June 30, 2012 to the year ended June 30, 2013, income from other sources increased from $36,493 to $58,176, respectively. This $21,683 increase is primarily due to $52,699 of structuring fees recognized during the year ended June 30, 2013 primarily from Prospect's investments in APH, Arctic Glacier, Broder, InterDent, Progrexion, Ryan, TransPlace, USC and Wolf originations, in comparison to $26,443 of structuring fees recognized during the year ended June 30, 2012. This $26,256 increase in structuring fees is partially offset by a decrease in advisory fees recognized during the year ended June 30, 2013 from Prospect's investments in Energy Solutions and NRG. Prospect received $8,783 of advisory fees from Energy Solutions and NRG during the year ended June 30, 2012. No such fee was received during the year ended June 30, 2013. The remaining $4,210 increase is primarily due to $4,122 of royalty income recognized during the year ended June 30, 2013 primarily from First Tower and Wolf, in comparison to $224 of royalty income recognized during the year ended June 30, 2012.

        Comparing the year ended June 30, 2011 to the year ended June 30, 2012, income from other sources increased from $19,930 to $36,493. This $16,563 increase is primarily due to $14,137 of structuring and advisory fees recognized during the year ended June 30, 2012 from Prospect's investments in Energy Solutions and NRG. The remaining $2,426 increase is primarily due to $21,088 of structuring fees recognized, excluding those received from Prospect's investments in Energy Solutions and NRG, during the year ended June 30, 2012 primarily from the Capstone, First Tower, Naylor, LLC and Totes Isotoner Corporation ("Totes") originations, in comparison to $18,494 of structuring fees recognized during the year ended June 30, 2011.

Operating Expenses

        Prospect's primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include Prospect's allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for Prospect. Prospect's investment advisory fees compensate Prospect Capital Management (the "Investment Adviser") for its work in identifying, evaluating, negotiating, closing and monitoring Prospect's investments. Prospect bears all other costs and expenses of its operations and transactions in accordance with its Administration Agreement with Prospect Administration. Operating expenses were $78,697 and $49,609 for the three months ended September 30, 2013 and September 30, 2012, respectively, holding consistent at approximately $0.30 per weighted average share outstanding.

        The base management fee was $23,045 and $13,228 for the three months ended September 30, 2013 and September 30, 2012, respectively. This increase is directly related to Prospect's growth in total assets. For the three months ended September 30, 2013 and September 30, 2012, Prospect incurred $20,584 and $18,507, respectively, of income incentive fees. The $2,077 increase in the income incentive fee for the respective three-month period is driven by an increase in pre-incentive fee net investment income from $92,534 for the three months ended September 30, 2012 to $102,921 for the three months ended September 30, 2013, primarily due to an increase in interest income from a larger asset base and partially offset by a decrease in dividend income from Energy Solutions. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the three months ended September 30, 2013 and September 30, 2012, Prospect incurred $27,407 and $13,511, respectively, of expenses related to its 2012 Facility, Prospect Capital InterNotes®, Senior Unsecured Notes and Senior Convertible Notes. These expenses are related directly to the leveraging capacity put into place for each of those years and the levels of indebtedness actually undertaken in those years. The table below describes the various expenses of Prospect's 2012 Facility, Prospect Capital InterNotes®, Senior Unsecured Notes and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	For The Three Months Ended September 30,
	2013	2012
Interest on borrowings	$23,524	$10,470
Amortization of deferred financing costs	2,472	1,774
Commitment and other fees	1,411	1,267

Total	$27,407	$13,511

Weighted-average debt outstanding	$1,615,894	$710,676
Weighted-average interest rate	5.70%	5.89%
Weighted-average interest rate including amortization of deferred financing costs	6.29%	6.89%
2012 Facility amount at beginning of period	$552,500	$492,500

        The increase in interest expense for the three months ended September 30, 2013 is primarily due to the issuance of additional Prospect Capital InterNotes®, the 2023 Notes and the 2019 Notes, for which Prospect incurred $11,077 of collective interest expense. The weighted average interest rate on borrowings (excluding amortization and undrawn facility fees) decreased from 5.89% to 5.70% as of September 30, 2012 and September 30, 2013, respectively. This decrease is primarily due to issuances of Prospect's Prospect Capital InterNotes® at lower coupon rates. The weighted average interest rate on Prospect's Prospect Capital InterNotes® decreased from 6.25% to 5.69% as of September 30, 2012 and September 30, 2013, respectively.

        The allocation of overhead expense from Prospect Administration was $3,986 and $2,184 for the three months ended September 30, 2013 and September 30, 2012, respectively. As Prospect's portfolio continues to grow, it expects Prospect Administration to continue to increase the size of its administrative and financial staff.

        Total operating expenses, net of investment advisory fees, interest costs, excise tax and allocation of overhead from Prospect Administration were $2,675 and $2,179 for the three months ended September 30, 2013, and September 30, 2012, respectively.

        Operating expenses were $251,412, $134,226 and $75,255 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        The base investment advisory expenses were $69,800, $35,836 and $22,496 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. These increases are directly related to Prospect's growth in total assets. For the years ended June 30, 2013, June 30, 2012 and June 30, 2011, income incentive fees incurred were $81,231, $46,761 and $23,555, respectively. The $34,470 increase in the income incentive fee for the year ended June 30, 2013 is driven by an increase in pre-incentive fee net investment income of $172,800 primarily due to an increase in interest income from a larger asset base. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, Prospect incurred $76,341, $38,534 and $17,598, respectively, of expenses related to its 2012 Facility, InterNotes®, Senior

Unsecured Notes and Senior Convertible Notes. These expenses are related directly to the leveraging capacity put into place for each of those years and the levels of indebtedness actually undertaken in those years. The table below describes the various expenses of Prospect's 2012 Facility, InterNotes®, Senior Unsecured Notes and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Interest on borrowings	$62,657	$27,346	$9,861
Amortization of deferred financing costs	8,283	8,510	5,366
Commitment and other fees	5,401	2,678	2,371

Total	$76,341	$38,534	$17,598

Weighted-average debt outstanding	$1,066,368	$502,038	$176,277
Weighted average interest rate on borrowings (excluding amortization and undrawn facility fees)	5.88%	5.45%	5.59%
Facility amount at beginning of year	$492,500	$325,000	$210,000

        The increase in interest expense for the year ended June 30, 2013 is primarily due to the issuance of the 2022 Notes, 2023 Notes and the Senior Convertible Notes on April 16, 2012, August 14, 2012 and December 21, 2012, for which Prospect incurred $34,551 of collective interest expense. The weighted average interest rate on borrowings (excluding amortization and undrawn facility fees) increased from 5.45% to 5.88% as of June 30, 2012 and June 30, 2013, respectively. This increase is primarily due to a decrease in utilization of Prospect's credit facility in favor of longer term financing.

        The allocation of overhead expense from Prospect Administration was $8,737, $6,848 and $4,979 for the years ended June 30, 2013, 2012 and 2011, respectively. As Prospect's portfolio continues to grow, it expects Prospect Administration to continue to increase the size of its administrative and financial staff.

        Total operating expenses, net of investment advisory fees, interest costs, excise tax and allocation of overhead from Prospect Administration ("Other Operating Expenses"), were $8,803, $6,337 and $6,627 for the years ended June 30, 2013, 2012 and 2011, respectively. The increase in Other Operating Expenses during the year ended June 30, 2013 when compared to the year ended June 30, 2012 is primarily the result of a $1,000 insurance claim settlement for legal fees expensed in previous periods that was received during the year ended June 30, 2012. The decrease in Other Operating Expenses during the year ended June 30, 2012 when compared to the year ended June 30, 2011 is primarily the result of a $1,000 insurance claim settlement for legal fees expensed in previous periods that was received during the year ended June 30, 2012.

Net Investment Income

        Net investment income represents the difference between investment income and operating expenses. Prospect's net investment income was $82,337 and $74,027 for the three months ended September 30, 2013 and September 30, 2012, respectively, or $0.32 per weighted average share and $0.46 per weighted average share, respectively. The $8,310 increase for the three months ended September 30, 2013 is primarily the result of a $37,398 increase in investment income due to a larger income producing portfolio partially offset by a decrease in dividend income from Prospect's investment in Energy Solutions. The $37,398 increase in investment income is offset by an increase in operating expenses of $29,088, primarily due to an $11,894 increase in advisory fees due to the growing size of Prospect's portfolio and related income and $13,896 of additional interest and credit facility expenses. The $0.14 per share decrease in net investment income for the three months ended September 30, 2013 is primarily due to a $0.20 per weighted average share decrease in dividend income primarily due to a decline in the level of dividends received from Prospect's investment in Energy Solutions. This decrease is partially offset by a $0.03 per weighted average share decrease in advisory fees and a $0.04 per weighted average share increase in interest income, net of interest and credit facility expenses, as Prospect has increased the leverage on its portfolio during the three months ended September 30, 2013 over those for the three months ended September 30, 2012.

        Prospect's net investment income was $324,924, $186,684 and $94,221 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, or $1.57 per share, $1.63 per share and $1.10 per share, respectively. The $138,240 increase for the year ended June 30, 2013 is primarily due to an increase of $215,919 in interest income, due to the increased size of Prospect's portfolio for which it has recognized additional interest income. The $255,426 increase in investment income is offset by an increase in operating expenses of $117,186, primarily due to a $68,524 increase in advisory fees due to the growing size of Prospect's portfolio and related income, and $37,807 of additional interest and credit facility expenses. For the calendar year ended December 31, 2012, Prospect elected to retain a portion of its annual taxable income and have paid $4,500 for the excise tax due with the filing of the return. As of June 30, 2013, Prospect has $2,000 accrued as an estimate of two quarters of the excise tax due for the calendar year ending December 31, 2013. The per share decrease is primarily due to an increase of $6,500 in excise taxes and higher levels of cash awaiting deployment during the year ended June 30, 2013.

        The $92,463 increase for the year ended June 30, 2012 is primarily due to a $151,434 increase in investment income offset by an increase in operating expenses of $58,971. The $151,434 increase in investment income is due to increases of $85,082, $49,789 and $16,563 in interest income, dividend income and other income, respectively, due to the increased size of Prospect's portfolio for which it has recognized additional interest income, dividends, structuring fees and advisory fees recognized primarily from its investments in Energy Solutions, First Tower and NRG. In conjunction with the sale of NRG Prospect also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. The offsetting $58,971 increase in operating expenses is primarily due to a $36,456 increase in advisory fees due to the growing size of Prospect's portfolio and related income, $20,936 of additional interest and credit facility expenses and a $1,869 increase in overhead allocated from Prospect Administration.

Net Realized Gains (Losses), Increase (Decrease) in Net Assets from Net Changes in Unrealized Depreciation/Appreciation

        Net realized gains were $3,789 and $1,775 for the three months ended September 30, 2013 and September 30, 2012, respectively. The net realized gain of $3,789 for the three months ended September 30, 2013 was due primarily to a $3,252 gain realized from the release of escrowed amount to Prospect related to its investment in NRG Manufacturing, Inc. The net realized gain of $1,775 for the three months ended September 30, 2012 was due primarily to the sale of Prospect's common stock in Iron Horse Coiled Tubing, Inc.

        Net increase in net assets from changes in unrealized depreciation was $6,226 and $28,553 for the three months ended September 30, 2013 and September 30, 2012, respectively. The variability in results is primarily due to the valuation of equity positions in Prospect's portfolio susceptible to significant changes in value, both increases as well as decreases, due to operating results. For the three months ended September 30, 2013, the $6,226 decrease was driven by significant write-downs of Prospect's equity investments in Airmall, Ajax, Boxercraft and Valley Electric. Prospect also recognized a decline in value for its investment in Gulf Coast due to a decrease in the company's operating results. These instances of unrealized depreciation were partially offset by unrealized appreciation in First Tower and Prospect's CLO equity investments.

        Net realized (losses) gains were ($26,234), $36,588 and $16,465 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. The net realized loss for the year ended June 30, 2013 was primarily due to the sale of Meatco (realized loss of $10,814), the other-than-temporary impairment of ICS (realized loss of $12,117) and restructuring of the H&M debt in conjunction with the foreclosure on the assets of H&M (realized loss of $19,647). These losses were partially offset by net realized gains from the sale of Prospect's assets in Wolf (realized gain of $11,826), assets formerly held by H&M, and distributions received from its escrow receivable account, primarily NRG (resulting in realized gains of $3,252). The net realized gain for the year ended June 30, 2012 was due primarily to the sale of NRG common stock for which Prospect realized a gain of $36,940 and the sale of its equity interests in Copernicus, C&J, Fairchild Industrial Products, Co., Fischbein, Mac & Massey, Nupla and Sport Helmets for which Prospect realized a total gain of $14,317. These gains were offset by Prospect's impairment of Deb Shops. During the year ended June 30, 2012, Deb Shops filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and Prospect's debt position was eliminated with no payment to it. Prospect determined that the impairment of Deb Shops was other-than-temporary on September 30, 2011 and recorded a realized loss of $14,607 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved. The net realized gain for the year ended June 30, 2011 was due primarily to gains from the sales of Prospect's common equity in Fischbein and Miller of $9,893 and $7,977, respectively.

        Net (decrease) increase in net assets from changes in unrealized (depreciation) appreciation was ($77,834), ($32,368), and $7,552 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, or ($0.37) per share, ($0.28) per share and $0.09 per share, respectively. For the year ended June 30, 2013, the $77,834 decrease in net assets from the net change in unrealized depreciation was driven by reduction in the fair value of Prospect's investments in Ajax, Boxercraft and First Tower because of changes in current market conditions and Energy Solutions for which Prospect received $19,543 of make-whole fees for early repayment of the outstanding loan and distributions of $53,820 during the year, which were recorded as interest and dividend income, respectively, reducing the amount previously recorded as unrealized appreciation. These instances of unrealized depreciation were partially offset by the elimination of the unrealized depreciation resulting from the H&M foreclosure mentioned above. For the year ended June 30, 2012, the $32,368 decrease in net assets from the net change in unrealized appreciation/depreciation was driven by write-downs of $68,197 related to Prospect's investments in H&M, Meatco and Stryker, as well as the elimination of the unrealized appreciation resulting from the sale of NRG mentioned above. The unrealized depreciation was partially offset by unrealized appreciation of approximately $34,712 related to Prospect's investments in Ajax and R-V. For the year ended June 30, 2011, the $7,552 increase in net assets from the net change in unrealized appreciation was driven by significant write-ups of $54,916 related to Prospect's investments in Ajax, Biotronic, ESHI, Iron Horse, NRG and Sport Helmets. The unrealized appreciation were partially offset by unrealized depreciation of approximately $35,689 related to Prospect's investments in H&M, ICS, Manx, Shearer's, Stryker, and $10,840 related to the repayment of Prince.

Financial Condition, Liquidity and Capital Resources

        For the three months ended September 30, 2013 and September 30, 2012, Prospect's operating activities used $245,448 and $491,413 of cash, respectively. There were no investing activities for the three months ended September 30, 2013 and September 30, 2012. Financing activities provided $195,873 and $490,975 of cash during the three months ended September 30, 2013 and September 30, 2012, respectively, which included the payments of dividends of $80,064 and $43,932, during the three months ended September 30, 2013 and September 30, 2012, respectively.

        For the years ended June 30, 2013, June 30, 2012 and June 30, 2011, Prospect's operating activities used $1,811,101, $287,881 and $581,609 of cash, respectively. There were no investing activities for the years ended June 30, 2013, June 30, 2012 and June 30, 2011. Financing activities provided cash flows of $1,868,250, $289,214 and $582,020 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. Dividends paid were $242,301, $127,564 and $91,247 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        Prospect's primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of its common stock.

        Prospect's primary sources of funds have been issuances of debt and equity. Prospect has and may continue to fund a portion of its cash needs through borrowings from banks, issuances of senior securities or secondary offerings. Prospect may also securitize a portion of its investments in mezzanine or senior secured loans or other assets. Prospect's objective is to put in place such borrowings in order to enable it to expand its portfolio. During the three months ended September 30, 2013, Prospect borrowed $96,000 and made repayments totaling $151,000 under its revolving credit facility. As of September 30, 2013, Prospect had $69,000 outstanding on its revolving credit facility, $847,500 outstanding on its Senior Convertible Notes, Senior Unsecured Notes with a carrying value of $347,762 and $461,977 outstanding on its Prospect Capital InterNotes®. (See Capitalization.)

        During the year ended June 30, 2013, Prospect borrowed $223,000 and made repayments totaling $195,000 under its 2012 Facility. As of June 30, 2013, Prospect had $124,000 outstanding on its revolving credit facility, $847,500 outstanding on its Senior Convertible Notes, $347,725 outstanding on its Senior Unsecured Notes and $363,777 outstanding on InterNotes®. (See Capitalization.)

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of September 30, 2013 and June 30, 2013, Prospect has $206,684 and $202,518 of undrawn revolver commitments to its portfolio companies, respectively. As of June 30, 2013 and June 30, 2012, Prospect has $202,518 and $180,646 of undrawn revolver commitments to its portfolio companies, respectively.

        Prospect's board of directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 200,000,000 to 500,000,000 in the aggregate. The amendment became effective July 30, 2012.

        On October 29, 2012, Prospect's Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, Prospect can issue up to an additional $1,406,927 of debt and equity securities in the public market at September 30, 2013.

        On October 15, 2013, Prospect's Registration Statement on Form N-2 was declared effective by the SEC as detailed in Recent Developments. Under this Shelf Registration Statement, Prospect can issue up to an additional $5,000,000 of debt and equity securities.

        Prospect also continues to generate liquidity through public and private stock offerings. (See Recent Developments.)

        On June 1, 2012, Prospect entered into an ATM Program with KeyBanc through which Prospect could sell, by means of at-the-market offerings from time to time, up to 9,500,000 shares of its common stock. During the period from July 2, 2012 to July 12, 2012, Prospect sold 2,247,275 shares of its common stock at an average price of $11.59 per share, and raised $26,040 of gross proceeds, under the ATM Program. Net proceeds were $25,779 after commission to KeyBanc on shares sold.

        On July 16, 2012, Prospect issued 21,000,000 shares of its common stock at $11.15 per share (or $11.05 per share net proceeds excluding expenses), raising $234,150 of gross proceeds.

        On July 27, 2012, Prospect issued 3,150,000 shares in connection with the exercise of an option granted with the July 12, 2012 offering of 21,000,000 shares which were delivered July 16, 2012, raising an additional $35,123 of gross proceeds and $34,808 of net proceeds.

        On September 10, 2012, Prospect entered into an ATM Program with KeyBanc through which Prospect could sell, by means of at-the-market offerings from time to time, up to 9,750,000 shares of its common stock. During the period from October 1, 2012 to October 9, 2012, Prospect sold 1,245,655 shares of its common stock at an average price of $11.53 per share, and raised $14,361 of gross proceeds, under this program. Net proceeds were $14,217 after commission to the broker-dealer on shares sold and offering costs.

        On November 7, 2012, Prospect issued 35,000,000 shares of its common stock at $11.10 per share (or $10.96 per share net proceeds excluding expenses), raising $383,600 of net proceeds.

        On December 21, 2012, Prospect entered into an ATM Program with KeyBanc through which Prospect could sell, by means of at-the-market offerings from time to time, up to 17,500,000 shares of its common stock. During the period from January 7, 2013 to February 5, 2013, Prospect sold 10,248,051 shares of its common stock at an average price of $11.25 per share, and raised $115,315 of gross proceeds, under this program. Net proceeds were $114,162 after commission to KeyBanc on shares sold.

        On February 11, 2013, Prospect entered into an ATM Program with KeyBanc through which Prospect could sell, by means of at-the-market offerings from time to time, up to 45,000,000 shares of its common stock. During the period from February 14, 2013 to May 3, 2013, Prospect sold 17,230,253 shares of its common stock at an average price of $11.14 per share, and raised $191,897 of gross proceeds, under the ATM Program. Net proceeds were $190,109 after commissions to KeyBanc on shares sold.

        On May 8, 2013, Prospect entered into an ATM Program with BB&T Capital Markets, BMO Capital Markets, and KeyBanc Capital Markets through which Prospect could sell, by means of at-the-market offerings from time to time, up to 45,000,000 shares of its common stock. During the period from July 5, 2013 to August 21, 2013, Prospect sold 9,818,907 shares of its common stock at an average price of $10.97 per share, and raised $107,725 of gross proceeds, under the ATM Program. Net proceeds were $106,823 after commissions to BB&T Capital Markets, BMO Capital Markets, and KeyBanc Capital Markets on shares sold.

        On August 22, 2013, Prospect entered into an ATM Program with BMO Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets through which Prospect could sell, by means of at-the-market offerings from time to time, up to 45,000,000 shares of its common stock. During the period from August 29, 2013 to September 30, 2013, Prospect sold 11,474,431 shares of its common stock at an average price of $11.36 per share, and raised $130,311 of gross proceeds, under the ATM Program. Net proceeds were $129,008 after commissions to BMO Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets on shares sold. During the period from October 1, 2013 to November 4, 2013, Prospect sold 12,652,811 shares of its common stock at an average price of $11.21 per share, and raised $141,804 of gross proceeds, under the ATM Program. Net proceeds were $140,416 after commissions to BMO Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets on shares sold. (See Recent Developments.)

Off-Balance Sheet Arrangements

        At September 30, 2013 and June 30, 2013, Prospect did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on its financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Recent Developments

        During the period from October 1, 2013 to January 3, 2014, Prospect issued $143,417 in aggregate principal amount of its Prospect Capital InterNotes® for net proceeds of $140,883.

        During the period from October 1, 2013 to January 3, 2014, Prospect sold 29,857,039 shares of its common stock at an average price of $11.26 per share, and raised $336,092 of gross proceeds, under the ATM Program. Net proceeds were $332,762 after commissions to the broker-dealer on shares sold.

        On October 1, 2013, Prospect made a $2,600 follow-on investment in AIRMALL USA, Inc., a leading developer and manager of airport retail operations.

        On October 2, 2013, Prospect announced an increase of $20,000 to its commitments to its credit facility.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to Prospect.

        On October 11, 2013, Prospect made a $5,846 follow-on senior debt and equity investment in CP Energy Services, Inc., an energy services company based in western Oklahoma.

        On October 11, 2013, Prospect provided $25,000 in preferred equity for the recapitalization of Ajax Rolled Ring & Machine, Inc. After the financing, Prospect received repayment of the $20,009 loan previously outstanding.

        On October 15, 2013, Prospect made a secured debt investment of $2,000 in Digital Insight, a leading provider of digital banking software to financial institutions in the U.S. which allows financial institutions to offer a comprehensive, user friendly platform of products and services through the online and mobile channels. On the same day, Prospect fully exited the deal and realized a gain of $20 on this investment.

        On October 15, 2013, Prospect's Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, Prospect can issue up to an additional $5,000,000 of debt and equity securities.

        On October 16, 2013, Prospect made a secured debt investment of $7,000 in Renaissance Learning, Inc., a leading provider of technology based school improvement and student assessment programs. On November 4, 2013, Prospect fully exited the investment and realized a gain of $140 on this investment.

        On October 17, 2013, $19,730 of the Apidos CLO VIII, Ltd. subordinated notes were called.

        On October 22, 2013, Prospect made an investment of $40,791 to purchase 85.05% of the subordinated notes in CIFC Funding 2013-IV, Ltd.

        On October 24, 2013, Prospect issued 135,212 shares of its common stock in connection with the dividend reinvestment plan.

        On October 29, 2013, Prospect made a $2,000 follow-on investment in APH.

        On October 30, 2013, Prospect made a secured debt investment of $2,500 in Omnitracs, Inc., one of the world's largest providers of satellite and terrestrial-based connectivity and position location solutions to transportation and logistics companies. On the same day, Prospect fully exited the deal and realized a gain of $25 on this investment.

        On October 30, 2013, Prospect made a secured debt investment of $6,000 in The Petroleum Place, Inc. ("P2"), a provider of enterprise resource planning software focused on the oil & gas industry. On November 4, 2013, Prospect fully exited the investment and realized a gain of $60 on the investment.

        On October 31, 2013, Prospect sold $18,755 of the National Bankruptcy Services, LLC loan receivable. The loan receivable was sold at a discount, for which Prospect realized a loss of $7,854.

        On November 1, 2013, P2 repaid the $22,000 second lien term loan receivable to Prospect.

        On November 1, 2013, Prospect made a $9,869 follow-on investment in APH, to acquire Bexley Apartment Houses, a multi-family residential property located in Marietta, Georgia. Prospect invested $1,669 of equity and $8,200 of debt in APH.

        On November 4, 2013, Prospect sold $2,000 of its $12,500 investment in Photonis Technologies SAS, recognizing a gain of $50 on the sale.

        On November 4, 2013, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110400 per share for April 2014 to holders of record on April 30, 2014 with a payment date of May 22, 2014;

  •
  $0.110425 per share for May 2014 to holders of record on May 30, 2014 with a payment date of June 19, 2014; and

  •
  $0.110450 per share for June 2014 to holders of record on June 30, 2014 with a payment date of July 24, 2014.

        On November 5, 2013, Prospect made a $2,000 follow-on investment in APH.

        On November 8, 2013, Prospect restructured its loan to Gulf Coast Machine & Supply Company. After the restructuring and a subsequent $1,000 funding on November 29, 2013, Prospect currently holds a $16,000 senior secured term loan and $25,950 in preferred equity.

        On November 14, 2013, Prospect made an investment of $26,064 to purchase 61.30% of the subordinated notes in Sudbury Mill CLO Ltd.

        On November 15, 2013, Prospect made a $45,900 follow-on investment in APH to acquire the Gulf Coast Portfolio, a portfolio of eight multi-family residential properties located in Alabama and Florida. Prospect invested $7,400 of equity and $38,500 of debt in APH.

        On November 19, 2013, Prospect made a $66,188 follow-on investment in APH to acquire the Oxford Portfolio, a portfolio of six multi-family residential properties located in Georgia, Florida, North Carolina and Texas. Prospect invested $11,188 of equity and $55,000 of debt in APH.

        On November 20, 2013, Prospect made a secured debt investment of $1,000 in Chromaflo Technologies, a producer of colorants and related specialty chemical products based in Ohio. On November 22, 2013, Prospect fully exited the deal and realized a gain of $10 on this investment.

        On November 21, 2013, Prospect issued 206,586 shares of its common stock in connection with the dividend reinvestment plan.

        On November 25, 2013, Prospect restructured its loan to Jettco Marine Services, LLC (dba Freedom Marine Services). After the restructuring, Prospect currently holds a $13,000 senior secured debt investment in Vessel Holdings II, LLC and a $3,500 senior secured debt investment in Vessel Holdings, LLC, both subsidiaries of Freedom Marine Services Holdings, LLC, a subsidiary of Energy Solutions Holdings, Inc.

        On November 25, 2013, Prospect made a $2,000 follow-on investment in APH.

        On November 25, 2013, EIG Investors Corp. repaid the $22,000 loan receivable to Prospect.

        On November 25, 2013, Prospect made a $5,000 follow-on investment in AIRMALL USA, Inc., a leading developer and manager of airport retail operations.

        On December 3, 2013, Prospect made a $16,000 senior secured investment in Vessel Holdings III, LLC, a subsidiary of Freedom Marine Services Holdings, LLC, a subsidiary of Energy Solutions Holdings, Inc.

        On December 4, 2013, Prospect made a $5,000 follow-on investment in APH. Prospect invested $750 of equity and $4,250 of debt in APH.

        On December 6, 2013, Prospect announced an increase of $62,500 to its commitments to its credit facility. The commitments to the credit facility now stand at $650,000.

        On December 12, 2013, Prospect made a $22,507 follow-on investment in APH to acquire the Stonemark Portfolio, a portfolio of six multi-family residential properties located in Atlanta, Georgia. Prospect invested $3,707 of equity and $18,800 of debt in APH.

        On December 13, 2013, Prospect provided $8,086 in preferred equity for the recapitalization of NMMB Holdings, Inc. After the restructuring, Prospect received repayment of $2,800 of subordinated term loan and $5,286 of senior term loan previously outstanding.

        On December 13, 2013, Prospect made a $5,000 follow-on investment in TGG Medical Transitory, Inc., a developer of technologies for extracorporeal photopheresis treatments.

        On December 16, 2013, Prospect made a $1,500 follow-on senior secured debt investment in Gulf Coast Machine & Supply Company, a preferred provider of value-added forging solutions to energy and industrial end markets.

        On December 17, 2013, Prospect entered into a definitive agreement to acquire 100% of the common stock of Nicholas Financial, Inc. ("Nicholas") for $16.00 per share. Nicholas is a specialty finance company headquartered in Clearwater, Florida. Nicholas is engaged primarily as an indirect lender in the consumer automobile lending business, where Nicholas purchases loans originated by more than 1,600 car dealerships. Subject to certain conditions, the transaction is currently contemplated to close in April 2014, although this timing could be earlier or later depending on the time required to obtain the requisite approvals.

        Based on the terms set forth in the definitive agreement, Prospect for approximately $199 million in consideration will be acquiring 100% of the common stock and outstanding options to acquire common stock of Nicholas. The options to acquire common stock will be acquired for cash in an amount equal to their net exercise value, and each outstanding share of common stock of Nicholas will be converted into the right to receive the number of shares of Prospect common stock determined by dividing $16.00 by the volume weighted average price per share of Prospect common stock for the 20 trading days prior to the closing of the transaction.

        On December 18, 2013, Prospect made a $5,000 follow-on investment in Spartan Energy Services, Inc., a provider of thru tubing and flow control services to oil and gas companies.

        On December 18, 2013, Naylor, LLC repaid the $45,563 loan receivable to Prospect.

        On December 18, 2013, Prospect made an investment of $39,876 to purchase 90% of the subordinated notes in Cent CLO 20, Ltd.

        On December 19, 2013, Prospect issued 106,620 shares of its common stock in connection with the dividend reinvestment plan.

        On December 20, 2013 Prospect made a secured debt investment of $9,000 in Harley Marine Services, a leading provider of marine transportation services.

        On December 23, 2013, Prospect provided $102,400 of senior secured financing, of which $87,400 was funded at closing, to a leading global live entertainment and event management company.

        On December 26, 2013, Prospect made a $13,641 follow-on senior debt and equity investment in CP Energy Services, Inc., an energy services company based in western Oklahoma.

        On December 30, 2013, Prospect made a $10,620 investment in NPH Property Holdings, LLC ("NPH") to acquire Indigo Apartments, a multi-family residential property located in Jacksonville, Florida. Prospect invested $1,820 of equity and $8,800 of debt in NPH.

        On December 30, 2013, Prospect made a secured debt investment of $40,000 in Crosman Corporation, the world's leading designer, manufacturer and marketer of airguns, airsoft guns and related category consumables.

        On December 30, 2013, Prospect made a $10,000 follow-on investment in First Tower Holdings of Delaware, LLC ("First Tower"). Prospect invested $1,500 of equity and $8,500 of debt in First Tower.

        On December 30, 2013, Prospect made a $45,000 follow-on investment in Progrexion Holdings, Inc., a consumer credit enhancement services company.

        The conversion rates on the 2015 Notes and the 2019 Notes were recently adjusted. The 2015 Notes are convertible into shares of common stock at a conversation rate at December 31, 2013 of 89.0157 shares of common stock per $1 principal amount of 2015 Notes, which is equivalent to a conversion price at December 31, 2013 of approximately $11.23 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at December 31, 2013 was calculated on the last anniversary of the issuance (December 21, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The 2019 Notes are convertible into shares of common stock at a conversation rate at December 31, 2013 of 79.7885 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price at December 31, 2013 of approximately $12.53 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at December 31, 2013 was calculated on the last anniversary of the issuance (December 21, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        On January 7, 2014, Prospect made a $2,000 investment in NPH. Prospect invested $300 of equity and $1,700 of debt in NPH.

        On January 8, 2014, Prospect made a $161,500 follow-on investment in Broder Bros., Co., a distributor of imprintable sportswear and accessories in the United States.

        During the period from November 15, 2013 to January 9, 2014, Prospect issued $83,788 in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $82,361.

Critical Accounting Policies and Estimates

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with U.S. GAAP and pursuant to the requirements for reporting on Forms 10-K and 10-Q and Articles 6 or 10 of Regulation S-X. The financial results of Prospect's portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompany notes to conform to the presentation as of and for the three months ended September 30, 2013.

Use of Estimates

        The preparation of GAAP consolidated financial statements requires Prospect to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, gains and losses, and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of Prospect's portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies ("ASC 946"), Prospect is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to Prospect. Prospect's consolidated financial statements include its accounts and the accounts of PCF, its only wholly owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        Prospect is a non-diversified company within the meaning of the 1940 Act. Prospect classifies its investments by level of control. As defined in the 1940 Act, controlled investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when Prospect assumes an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when Prospect assumes an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, Prospect records all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        To value its investments, Prospect follows the guidance of ASC 820 that defines fair value, establishes a framework for measuring fair value in conformity with GAAP and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of its investments is defined as the price that Prospect would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by Prospect at the measurement date.

  Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Prospect's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        Prospect's board of directors has established procedures for the valuation of its investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of Prospect's investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, Prospect's board of directors has approved a multi-step valuation process each quarter, as described below:

          1.     Each portfolio company or investment is reviewed by Prospect's investment professionals with independent valuation firms engaged by its board of directors;

          2.     the independent valuation firms conduct independent valuations and make their own independent assessment;

          3.     the Audit Committee of Prospect's board of directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the "Investment Adviser") and that of the independent valuation firms; and

          4.     the board of directors discusses valuations and determines the fair value of each investment in Prospect's portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that Prospect may take into account in fair value pricing its investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Prospect's investments in CLOs are classified as ASC 820 Level 3 securities, and are valued using a dynamic discounted cash flow model, where the projected future cash flow was estimated using Monte Carlo simulation techniques. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. Prospect uses a waterfall engine to store the collateral data, generate numerous collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates to the various cash flows along each simulation path. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risks Related to Prospect—Risks Relating to Prospect's Business—Most of Prospect's portfolio investments are recorded at fair value as determined in good faith under the direction of its board of directors and, as a result, there is uncertainty as to the value of its portfolio investments."

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 825-10-25, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 825-10-25"), permits an entity to elect fair value as the initial and subsequent measurement attribute for eligible assets and liabilities for which the assets and liabilities are measured using another measurement attribute. Prospect has elected not to value some assets and liabilities at fair value as would be permitted by ASC 825-10-25.

Senior Convertible Notes

        Prospect has recorded the Senior Convertible Notes (see Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. Prospect monitors the expected cash inflows from its CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of September 30, 2013, approximately 0.5% of Prospect's net assets are in non-accrual status.

Federal and State Income Taxes

        Prospect has elected to be treated as a regulated investment company and intends to continue to comply with the requirements of the Code applicable to regulated investment companies. Prospect is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of its investment company taxable income and net capital gain to stockholders; therefore, Prospect has made no provision for income taxes. The character of income and gains that Prospect will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If Prospect does not distribute (or are not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, it will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that Prospect determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, it accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. For the calendar year ended December 31, 2012, Prospect elected to retain a portion of its annual taxable income and has paid $4,500 for the excise tax due with the filing of the return. As of June 30, 2013, Prospect has $2,000 accrued as an estimate of two quarters of the excise tax due for the calendar year ending December 31, 2013.

        If Prospect fails to satisfy the annual distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it would be subject to tax on all of its taxable income at regular corporate rates. Prospect would not be able to deduct distributions to stockholders, nor would it be required to make distributions. Distributions would generally be taxable to Prospect's individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of its current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, Prospect would be required to distribute to its stockholders its accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by Prospect as an additional tax. In addition, if Prospect failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, Prospect would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if Prospect had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        Prospect follows ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing Prospect's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

As of September 30, 2013 and for the three months then ended, Prospect did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by Prospect's board of directors quarterly and is generally based upon its management's estimate of its earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        Prospect records origination expenses related to its credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, its "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for Prospect's revolving credit facility and the effective interest method for its Senior Notes, over the respective expected life or maturity.

        Prospect records registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

Guarantees and Indemnification Agreements

        Prospect follows ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS ("ASU 2011-04"). ASU 2011- 04 amends Topic 820, Fair Value Measurements, ("ASC 820") by: (1) clarifying that the highest- and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 also requires disclosures about the highest-and-best- use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends ASC 820, Fair Value Measurements, to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments were effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of the amended guidance in ASU 2011-04 did not have a significant effect on Prospect's financial statements. See Note 3 for the disclosure required by ASU 2011-04.

        In August 2012, the FASB issued Accounting Standards Update 2012-03, Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114 ("SAB No. 114"), Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 ("ASU 2012-03"). The update amends various SEC paragraphs pursuant to the issuance of SAB No. 114 and is effective upon issuance. The adoption of the amended guidance in ASU 2012-03 did not have a significant effect on Prospect's financial statements.

        In October 2012, the FASB issued Accounting Standards Update 2012-04, Technical Corrections and Improvements ("ASU 2012-04"). The amendments in this update cover a wide range of Topics in the ASC. These amendments include technical corrections and improvements to the ASC and conforming amendments related to fair value measurements. The adoption of the amended guidance in ASU 2012-04 did not have a significant effect on Prospect's financial statements.

        In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). The update clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of ASU 2013-08 is not expected to materially affect Prospect's consolidated financial statements and disclosures.

Quantitative and Qualitative Disclosure About Market Risk

        We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.

        We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the three months ended and year ended September 30, 2013 and June 30, 2013, respectively, we did not engage in hedging activities.

PORTFOLIO COMPANIES OF PROSPECT

        The following is a listing of Prospect's portfolio companies at June 30, 2013. Values are as of June 30, 2013.

        The portfolio companies are presented in three categories: "companies more than 25% owned" are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by Prospect under the 1940 Act; "companies owned 5% to 25%" are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company's board of directors and, therefore, such portfolio company is deemed to be an affiliated person with Prospect under the 1940 Act; "companies less than 5% owned" are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2013, Prospect owned 100.0% of the fully diluted common equity of ESHI, 100.0% of the equity of Airmall, 100.0% of the common equity of Borga, 100.0% of the fully diluted common equity of The Healing Staff, Inc., 100.0% of the members unit of AWCNC, LLC, 100.0% of the common equity of Manx Energy, Inc., 100.0% of the common equity of Wolf Energy Holdings, Inc., 100.0% of the common equity of American Property Holdings Corp. through Prospect's wholly owned entity, APH Property Holdings, LLC, 96.3% of the common equity of Valley Electric Co. of Mt. Vernon, Inc., through Prospect's wholly owned entity, Valley Electric Holdings I, Inc., 95.13% of the common equity of CCPI Inc. through Prospect's wholly owned entity, CCPI Holdings, Inc., 93.8% of the common equity of Nationwide Acceptance LLC, through Prospect's wholly owned entity, Nationwide Acceptance Holdings, LLC, 88.3% of the fully diluted equity of R-V, 83.5% of the fully diluted preferred equity of NMMB Holdings, Inc., 80.1% of First Tower Holdings LLC through Prospect's wholly owned entity, First Tower Holdings of Delaware LLC, 77.9% of the fully diluted equity of Ajax and 74.8% of the common equity of Credit Central Holdings LLC., through Prospect's wholly owned entity, Credit Central Holdings of Delaware, LLC. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies' boards of directors.

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Companies more than 25% owned
Airmail USA, Inc.	Property management (Pennsylvania)	Senior secured debt, senior subordinated debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; convertible preferred shares; senior secured term loan, 12% due 6/30/2015; senior subordinated term loan, 12.00% plus 6.00% PIK, due 12/31/2015	13.4	41.3
Ajax Rolled Ring and Machine, Inc.	Manufacturing (South Carolina)	Senior secured debt, subordinated unsecured debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; Convertible Preferred shares; Senior secured note Tranche A, 10.50% due 3/30/2018; Subordinated unsecured note 11.50% plus 6.00% PIK, due 3/30/2018	0.0	39.4
APH Property Holdings, LLC	Georgia/Real Estate	Senior secured debt, and common equity	First priority lien on substantially all assets	Common shares; Senior secured note 6.00% plus 5.50% PIK, due 10/24/2020	26.6	125.9
AWCNC, LLC	Machinery (North Carolina)	Members Units	N/A	Members units	0.0	0.0
Borga, Inc.	Manufacturing (California)	Revolving line of credit, senior secured debt, warrants and common equity	First priority lien on all assets and pledge of all stock	Warrants; common shares; Revolving line of credit, 5.00% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan B, 8.50% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan C, 12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due	0.0	0.6
CCPI Holdings, Inc.	Manufacturing (Ohio)	Senior secured debt, net revenue interest and common equity	First priority lien on substantially all assets	Common shares; Net Revenue Interest; Senior secured note, 10.00% due 12/31/2017; Senior secured note, 12.00% plus 7.00% PIK, due 6/30/2018	8.6	25.3
Credit Central Holdings of Delaware, LLC(1)	Consumer Finance (South Carolina)	Senior secured debt, net revenue interest, Senior Secured revolving Credit facility and Common equity.	First priority lien on substantially all assets	Common shares; Net Revenue Interest; Senior secured revolving credit facility $60,000 commitment 20.00% due 12/31/2022	12.4	38.1
Energy Solutions Holdings, Inc.	Gas Gathering and Processing (Texas)	Escrow receivable, Senior secured debt, subordinated secured debt, and common equity	First priority lien on substantially all assets	Escrow receivable, Common shares; Senior secured notes, 18.00% due 12/12/2016; Junior secured note, 18.00% due 12/12/2016; Subordinated secured note, 12.00% plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due; Senior Secured Debt, in non-accrual status effective 01/01/2009, past due	6.2	20.4
First Tower Holdings of Delaware, LLC(1)	Consumer Finance (Mississippi)	Senior Secured Revolving Credit Facility, common equity, net revenue interest	First priority lien on substantially all assets	Common shares; Net revenue interest; Senior Secured Revolving Credit Facility, 20.00% due 6/30/2022	33.3	264.8

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Manx Energy, Inc.	Oil and Gas production (Kansas)	Senior secured debt, preferred stock and common	First priority lien on substantially all assets	Common shares; Preferred shares; senior secured note, 13.00%, in non-accrual status effective 1/19/2010, past due	0.0	0.3
Nationwide Acceptance Holdings LLC(1)	Consumer Finance (Illinois)	Senior secured debt, net revenue Interest, Senior Secured revolving credit facility, and Membership units	First priority lien on substantially all assets	Net Revenue Interest; Membership Units; Senior secured Revolving credit facility $30,000 Commitment 20.00% due 1/31/2023	3.8	21.3
NMMB Holdings, Inc.	Media (New York)	Preferred stock, senior term debt and senior subordinated debt	First priority lien on substantially all assets	Preferred shares; senior term loan, 14.00% due 5/6/2016; senior subordinated term loan, 15.00% due 5/6/2016	0.0	13.1
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Senior Subordinated Note, Warrants and common equity	First priority lien on substantially all assets	Common shares; Warrants, expiring 6/30/2017, Senior Subordinated Note, 10.00% due 6/12/2018	25.3	32.8
The Healing Staff, Inc.	Contracting (North Carolina)	Secured promissory note, Senior and junior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior and junior secured notes, 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007 past due; Senior demand note, 15.00%, in non-accrual status effective 11/1/2010 past due; Secured promissory note, 15%, in non-accrual status effective 12/22/2010, due 3/21/2012-12/18/2013	0.0	0.0
Valley Electric Holdings I, Inc.	Construction & Engineering (Washington)	Senior Secured debt, common equity, and net revenue interest	First priority lien on substantially all assets	Common shares; net revenue interest; senior secured note 9.00% plus 9.00% PIK, due 12/31/2018; senior secured note 8.00% plus 2.5% PIK, due 12/31/2017	9.5	44.1
Wolf Energy Holdings, Inc.	Oil & Gas Production (Kansas)	Senior Secured debt, common equity	First priority lien on substantially all assets	Common shares; Senior Secured Note 18.00% in non-accrual status effective 4/15/2013, due 4/15/2018; Senior secured note (AEH), 8% in non-accrual status effective 1/19/2010, past due; senior secured note (Coalbed), 8%, in non- accrual status effective 1/19/2010, past due;	0.5	4.4
Companies 5% to 25% owned
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Healthcare (Michigan)	Senior secured debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Senior secured note, 10.00% due 12/17/2017	3.4	29.6
Boxercraft Incorporated	Textiles & Leather (Georgia)	Senior secured debt, subordinated secured debt preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Warrants; Senior secured term loans 10.00% plus 1.00% PIK, due 9/15/2015	0.0	9.4
Smart, LLC	Diversified Conglomerate Service (New York)	Membership interests	N/A	Membership interests	0.1	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Companies less than 5% owned
ADAPCO, Inc.	Ecological (Florida)	Common equity	N/A	Common shares	0.3	0.0
Aderant North America, Inc.	Software & Computer Services (Georgia)	Second Lien Term Loan	Second priority lien on substantially all assets	Second Lien Term Loan 10.00% due 6/20/2019	0.0	7.0
Aircraft Fasteners International, LLC	Machinery (California)	Convertible preferred stock	N/A	Convertible preferred shares	0.6	0.0
ALG USA Holdings, LLC	Hotels, Restaurants & Leisure (Pennsylvania)	Second Lien Term Loan	Second priority lien on substantially all assets	Second Lien Term Loan 10.25%, due 2/28/2020	0.0	12.0
Allied Defense Group, Inc.	Aerospace & Defense (Virginia)	Common equity	N/A	Common shares	0.0	0.0
American Gilsonite Company	Specialty minerals (Utah)	Second lien term loan and membership interests	Second priority lien on substantially all assets	Membership interests; Second lien term loan 11.50% due 9/1/2017	4.1	38.5
Apidos CLO VIII Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Note (Residual Interest)	19.7	0.0
Apidos CLO IX, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	19.3	0.0
Apidos CLO XI, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	38.0	0.0
Apidos CLO XII, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	40.3	0.0
Arctic Glacier U.S.A, Inc.	Food Products (Canada)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 11.25% due 11/10/2019	0.0	150.0
Armor Holding II, LLC	Diversified Financial Services (New York)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 9.25% due 12/26/2020	0.0	7.0
Atlantis Healthcare Group (Puerto Rico), Inc.	Health Care (Puerto Rico)	Senior Term Loan and Revolving Line of Credit	First lien on all assets	Revolving Line of Credit 10.00%, due 2/21/2014; Senior Term Loan, 10.00% due 2/21/2018,	0.0	41.4
Babson CLO 2011-I Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	34.5	0.0
Babson CLO 2012-IA Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	27.3	0.0
Babson CLO 2012-IIA Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	27.5	0.0
Blue Coat Systems, Inc.	Software & Computer Services (Massachusetts)	Second Lien Term Loan	Second lien on all other assets and equity pledge	Second Lien Term Loan, 9.50% due 6/28/2020	0.0	11.0
Broder Bros., Inc.	Textiles, Apparel & Luxury Goods (Pennsylvania)	Senior Secured Notes	First lien on all assets	Senior secured note, 10.75% due 6/27/2018	0.0	99.3
Brookside Mill CLO Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	23.7	0.0
Byrider Systems Acquisition Corp.(1)	Auto Finance (Indiana)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated note, 12.00% plus 2.00% PIK due 11/3/2016	0.0	10.4

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Caleel & Hayden, LLC	Personal & Nondurable Consumer Products (Colorado)	Escrow receivable and Membership units	N/A	Escrow receivable and Membership units	0.2	0.0
Capstone Logistics, LLC	Commercial Services (Georgia)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan A, 6.50% due 9/16/2016; Senior secured Term Loan B, 11.50% due 9/16/2016;	0.0	197.3
Cargo Airport Services USA, LLC	Transportation (New York)	Common equity and senior secured debt	First priority lien on substantially all assets	Common shares; senior secured term loan, 10.50% due 3/31/2016	1.9	44.4
Cent 17 CLO Limited(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	25.5	0.0
CI Holdings Inc.	Software & Computer Services (Texas)	Senior Secured Notes	First lien on all assets	Senior secured term loan, 10.00% due 6/11/2019	0.0	114.7
CIFC Funding 2011-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Secured Notes, Unsecured Notes	N/A	Secured Class D Notes 5.79% due 1/19/2023; Unsecured Class E Notes 7.79% due 1/19/2023;	0.0	28.6
Cinedigm DC Holdings, LLC	Software & Computer Services (New York)	Senior Secured Notes	First lien on all assets	Senior secured term loan, 11.00% due 3/31/2021	0.0	70.6
The Copernicus Group, Inc.	Healthcare (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.1	0.0
Correctional Healthcare Holding Company, Inc.	Healthcare (Colorado)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan 11.25% due 1/11/2020	0.0	27.1
Coverall North America, Inc.	Commercial Services (Florida)	Senior Secured Term Loan	First Priority Lien	Senior Secured Lien Term Loan 11.50% due 12/17/2017	0.0	39.3
CP Well Testing, LLC	Oil & Gas Products (Oklahoma)	Senior secured debt	First Priority Lien	Senior secured term loan, 13.50% due 10/03/2017	0.0	19.1
CRT MIDCO, LLC	Media (Wisconsin)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 10.5% due 6/30/2017	0.0	71.1
Deltek, Inc.	Software & Computer Services (Virginia)	Second Lien Term Loan	Second Priority Lien	Second Lien Term Loan, 10.00% due 10/10/2019	0.0	12.0
Diamondback Operating LP	Oil and gas production (Oklahoma)	Net profit interest	N/A	Net profit interest, 15.00%	0.0	0.0
Dover Saddlery, Inc.	Retail (Massachusetts)	Common equity	N/A	Common shares	0.1	0.0
Edmentum, Inc., (f/k/a Archipelago Learning)	Consumer Services (Minnesota)	Second Lien Term Loan	Second priority lien on substantially all assets	Second lien term loan, 11.25% due 5/17/2019	0.0	50.0
EIG Investors Corp.	Software & Computer Services (Illinois)	Second Lien Term Loan	Second priority lien on substantially all assets	Second lien term loan, 10.25% due 5/09/2020	0.0	22.0
Empire Today, LLC	Durable Consumer Products (Illinois)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, 11.375% due 2/1/2017	0.0	14.7
Evanta Ventures, Inc.	Commercial Services (Oregon)	Subordinated unsecured debt	Unsecured	Subordinated Unsecured 12.00% plus 1.00% PIK, due 9/28/2018	0.0	10.5
EXL Acquisition Corp.	Biotechnology (South Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.0	0.0
Fairchild Industrial Products, Co.	Electronics (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.1	0.0
Fischbein, LLC	Machinery (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.2	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Focus Brands, Inc.	Consumer Services (Georgia)	Second Lien Term Loan	Second lien on all assets	Common equity; Second Lien Term Loan, 10.25%	0.0	18.0
FPG, LLC	Durable Consumer Products (Illinois)	Senior secured debt, and common equity	First priority lien on substantially all assets	due 8/21/2018; Senior secured Term Loan, 12.00% due 1/20/2017	0.0	21.4
Galaxy XII CLO, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	21.7	0.0
Galaxy XV CLO, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	30.2	0.0
Grocery Outlet, Inc.	Retail (California)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 10.50%, due 6/17/2019	0.0	14.5
Gulf Coast Machine & Supply Company	Manufacturing (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 10.50% due 10/12/2017	0.0	32.0
Halcyon Loan Advisors Funding 2012-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	22.7	0.0
Halcyon Loan Advisors Funding 2013-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	38.3	0.0
Hoffmaster Group, Inc.	Durable Consumer Products (Wisconsin)	Second lien debt	Second priority lien on substantially all assets	Second lien term loan, 11.00% due 1/3/2019; Second lien term loan, 10.25% due 1/03/2019	0.0	20.6
ICON Health & Fitness, Inc.	Durable Consumer Products (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes, 11.875%, due 10/15/2016	0.0	33.9
IDQ Holdings, Inc.	Automobile (Texas)	Senior Secured Note	Secured by first liens on substantially all of the Company's assets and a second lien on the Company's working capital assets	Senior Secured Note, 11.50% due 4/01/2017	0.0	12.5
ING IM CLO 2012-II, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	36.8	0.0
ING IM CLO 2012-III, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	46.4	0.0
ING IM CLO 2012-IV, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)	N/A	Income Notes (Residual Interest)	41.2	0.0
Injured Workers Pharmacy LLC	Healthcare (Massachusetts)	Second lien debt	Second lien on substantially all assets	Second Lien Debt, 11.50% plus 1.00% PIK, due 5/31/2019	0.0	22.4
InterDent, Inc.	Healthcare (California)	Senior Secured debt	First priority lien on all assets	Senior secured term loan A, 8.00%, due 8/3/2017; senior secured term loan B, 13.00%, due 8/3/2017	0.0	108.5
JHH Holdings, Inc.	Healthcare (Texas)	Second lien debt	Subordinated lien on substantially all assets	Senior Subordinated debt, 12.00% plus 1.50% PIK, due 6/23/2018	0.0	16.1
LaserShip Inc.	Transportation (Virginia)	Senior Secured debt and revolving line of credit	First priority lien on all assets	Revolving line of credit 10.25% due 12/21/2014; senior secured term loan, 10.25%, due 12/21/2017	0.0	37.0
LCM XIV CLO Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	25.8	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
LHC Holdings Corp.	Healthcare (Florida)	Revolving line of credit, senior subordinated debt membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit 8.50% due 5/31/2015; Senior subordinated debt, 10.50% due 5/31/2015	0.2	2.9
Madison Park Funding IX, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	26.6	0.0
Material Handling Services, LLC	Business Services (Ohio)	Senior Secured Term Loan	First priority lien on all assets	Senior Secured Term Loan, 10.5%, due 7/5/2017; Senior Secured Term Loan, 10.00%, due 12/21/2017	0.0	64.2
Maverick Healthcare LLC	Healthcare (Arizona)	Preferred units and common units	N/A	Common units; Preferred units	0.8	0.0
Mountain View CLO 2013-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	43.2	0.0
Medical Security Card Company, LLC	Healthcare (Arizona)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 9.50% due 2/1/2016; First Lien Term Loan, 11.25% due 2/01/2016	0.0	13.4
National Bankruptcy Services, LLC	Diversified Financial Services (Texas)	Senior Subordinated Term Loan	Second lien on substantially all assets	Senior Subordinated Term Loan, 12.00% plus 1.50% PIK, due 7/17/2017	0.0	16.9
Naylor, LLC	Florida / Media	Revolving line of credit and senior secured debt	First lien on all assets and equity pledge	Revolving line of credit, 11.00% due 6/07/2017; Senior secured term loan, 11.00% due 6/07/2017	0.0	46.2
New Century Transportation Inc.	Transportation (New Jersey)	Senior Subordinated Term Loan	Second lien on substantially all assets	Senior Subordinated Term Loan, 12.00% plus 3.00% PIK, due 2/3/2018	0.0	44.2
New Star Metals Inc.	Metal Services & Minerals (Indiana)	Senior Subordinated Term Loan	Second lien on substantially all assets	Senior Subordinated Term Loan, 11.50% plus 1.00% PIK due 2/2/2018	0.0	50.3
Nixon, Inc	Durable Consumer Products (California)	Senior secured debt	First lien on all assets and equity pledge	Senior secured term loan, 8.75% plus 2.75% PIK, due 4/16/2018	0.0	15.0
NRG Manufacturing, Inc.	Manufacturing (Texas)	Escrow Receivable	N/A	Escrow Receivable	3.6	0.0
Octagon Investment Partners XV, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)	N/A	Income Notes (Residual Interest)	25.5	0.0
Pegasus Business Intelligence, LP	Diversified Financial Services Secured Debt	Revolving Line of Credit, Senior	First lien on substantially all assets	Revolving Line of Credit, 9.0% due 4/18/2014; Senior secured term loan A, 6.75% due 4/18/2018; Senior secured term loan B, 13.75% due 4/18/2018	0.0	31.9
Pelican Products, Inc.	Durable Consumer Products (California)	Subordinated secured debt	Second lien on substantially all assets	Subordinated Secured, 11.50% due 6/14/2019	0.0	15.0
Pinnacle (US) Acquisition, Co Limited	Software & Computer Services (Texas)	Senior Subordinated debt	Second lien on all assets	Second Lien Term Loan, 10.50%, due 8/3/2020	0.0	10.0
Pre-Paid Legal Services, Inc.	Consumer Services (Oklahoma)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 11.50% due 12/31/2016	0.0	5.0
Prince Mineral Holdings, Corp.	Metal Services & Minerals (New York)	Senior Secured debt	First lien on substantially all assets	Senior subordinated term loan, 11.50% due 12/15/2019	0.0	10.0
Progexion Holdings, Inc.	Consumer Services (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior Secured Term Loan, 10.50%, due 9/14/2017	0.0	241.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Rocket Software, Inc.	Software & Computer Services (Massachusetts)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 10.25% due 2/08/2019	0.0	20.0
Royal Adhesives & Sealants, LLC	Chemicals (Indiana)	Senior Unsecured debt	Unsecured	Senior Subordinated debt, 12.00% plus 2.00% PIK due 11/29/2016	0.0	28.6
Ryan LLC	Business Services (Texas)	Subordinated Secured debt	Second lien on substantially all assets	Subordinated secured 12.00% plus 3.00% PIK, due 6/30/2018	0.0	70.0
Sandow Media, LLC	Media (Florida)	Senior Secured debt	First lien on substantially all assets	Senior secured term loan, 10.50% plus 1.50% PIK, due 5/8/2018	0.0	24.9
Seaton Corp.	Business Services (Illinois)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured debt, 12.50% plus 2.00% PIK, due 3/14/2014; Subordinated secured debt, 12.50% plus 2.00 PIK, due 3/14/2015	0.0	13.3
SESAC Holdco II LLC	Media (Tennessee)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 10.00% due 7/12/2019	0.0	6.0
Skillsoft Public Limited Company(1)	Software and computer services (Ireland)	Subordinated unsecured debt	Unsecured	Subordinated unsecured debt, 11.125% due 6/1/2018	0.0	15.0
Snacks Holding Corporation	Food Products (Minnesota)	preferred stock and warrants	N/A	Warrants, expiring 11/12/2020; preferred shares;	0.6	0.0
Southern Management Corporation(1)	Consumer Finance (South Carolina)	Second Lien Term Loan	Second lien on loan receivables	Second Lien Term Loan, 12.00% plus 5.00% PIK, due 5/31/2017	0.0	18.3
Spartan Energy Services, Inc.	Energy (Louisiana)	Senior secured term loan	First priority lien on substantially all assets	Senior secured term loan, 10.50% due 12/28/2017	0.0	29.6
Speedy Group Holdings Corp(1)	Consumer Finance (Canada)	Senior unsecured debt	Unsecured	Senior unsecured, 12.00% due 11/15/2017	0.0	15.0
Sport Helmets Holdings, LLC	Personal & Non- durable Consumer Products	Escrow Receivable	N/A	Escrow Receivable	0.4	0.0
Stauber Performance Ingredients, Inc.	Food Products (California)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 10.50% due 1/21/2016, Senior Secured Term Loan, 10.50% due 5/21/2017	0.0	26.8
Stryker Energy LLC	Oil and gas production (Ohio)	Subordinated secured revolving credit facility and overriding royalty Interest	Second priority lien on substantially all assets	Overriding royalty interest; Subordinated secured revolving credit facility, 8.5% plus 3.75% PIK, in non- accrual status effective 12/01/2011, due 12/1/2015	0.0	0.0
Symphony CLO, IX Ltd.(1)	Diversified Financial Services (Cayman Islands)	LP Certificates (Residual Interest)	N/A	LP Certificates (Residual Interest)	44.0	0.0
System One Holdings, LLC	Business Services (Pennsylvania)	Senior Secured Term Loan	First lien on substantially all assets	Senior Secured Term Loan, 11.00%, due 12/31/2018	0.0	32.0
TB Corp.	Consumer Services (Texas)	Senior Subordinated debt	Second lien on substantially all assets	Senior Subordinated Note, 12.00% plus 1.50% PIK, due 12/18/2018	0.0	23.4
Targus Group International, Inc.	Durable Consumer Products (California)	First lien debt	First priority lien on substantially all assets	First lien term loan, 11.00% due 5/25/2016	0.0	23.5
TGG Medical Transitory, Inc.	Healthcare (New Jersey)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 11.25% due 6/27/2018	0.0	8.0
The Petroleum Place, Inc.	Software & Computer Services (Colorado)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 10.00% due 5/20/2019	0.0	22.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Totes Isotoner Corporation	Nondurable Consumer Products (Ohio)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 10.75% due 1/08/2018	0.0	39.0
Traeger Pellet Grills LLC	Durable Consumer Products (Oregon)	Revolving Line of Credit, Senior Secured Term Loan A, and Senior Secured Term Loan B	First lien on substantially all assets	Revolving Line of Credit, 9.00% due 6/18/2014; Senior secured term loan A, 6.50% due 6/18/2018; Senior secured term loan B, 11.50% due 6/18/2018	0.0	66.1
TransFirst Holdings, Inc.	Software & Consumer Services (New York)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 11.00% due 6/27/2018	0.0	5.0
United Sporting Companies Inc.	Durable Consumer Products (South Carolina)	Second lien Term Loan	Second priority lien on Substantially all assets	Second lien term loan, 12.75% due 5/16/2018	0.0	160.0
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 5.00%; Senior secured note, 13.00% plus 3.00% default interest on principal, 16% default interest on past due interest, in non- accrual status effective 12/01/2008, past due	0.0	0.0

(1)
Certain investments that Prospect has determined are not "qualifying" assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, Prospect may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of Prospect's total assets. Prospect monitors the status of these assets on an ongoing basis

SENIOR SECURITIES OF PROSPECT

        Information about Prospect's senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of September 30, 2013.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2014 (as of September 30, 2013, unaudited)	$69,000	$67,188	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$150,000	$30,907	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$167,500	$27,678	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$130,000	$35,661	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$200,000	$23,180	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2019 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$200,000	$23,180	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2022 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$100,000	$46,360	—	$102,920
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	101,800
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	99,560

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2023 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$247,762	$18,711	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

Prospect Capital InterNotes®
Fiscal 2014 (as of September 30, 2013, unaudited)	$461,977	$10,035	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities(5)
Fiscal 2014 (as of September 30, 2013, unaudited)	$1,726,239	$2,686	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as Prospect's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable, except for the 2022 Notes.

(5)
On February 16, 2012, Prospect entered into the Selling Agent Agreement and began offering notes (the "Prospect Capital InterNotes® Program"). On March 4, 2013, Prospect entered into a Second Amended and Restated Selling Agent Agreement which continued the Prospect Capital InterNotes® Program on substantially similar terms and provides for Prospect's issuance of floating rate notes in addition to fixed rate notes. On October 15, 2013, Prospect entered into a Third Amended and Restated Selling Agent Agreement on substantially similar terms to provide for such issuances under its current shelf registration statement. Through January 3, 2014, Prospect has sold $603.8 million aggregate principal amount of notes. Amounts sold under the Prospect Capital InterNotes® Program after September 30, 2013 are not reflected in the table above.

 DETERMINATION OF PROSPECT'S NET ASSET VALUE

        The net asset value per share of Prospect's outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        In calculating the value of Prospect's total assets, Prospect will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

        Most of the investments in Prospect's portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of Prospect's board of directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risks Related to Prospect—Risks Relating to Prospect's Business—Most of Prospect's portfolio investments are recorded at fair value as determined in good faith by its board of directors and, as a result, there is uncertainty as to the value of its portfolio investments."

        The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

        As part of the fair valuation process, the independent valuation firms engaged by the board of directors performs a review of each debt and equity investment and provides a range of values for each investment, which, along with management's valuation recommendations, is reviewed by the Audit Committee. Management and the independent valuation firm may adjust their preliminary evaluations to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management's valuation recommendations and makes a recommendation to the board of directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The board of directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to Prospect's financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on Prospect's financial statements.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF PROSPECT

        Prospect has entered into the Investment Advisory Agreement with Prospect Capital Management. Prospect's Chairman of the board of directors is the sole member of and controls Prospect Capital Management. Prospect's senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to Prospect's. In addition, Prospect's executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as Prospect does or of investment funds managed by affiliates. Accordingly, Prospect may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, the Prospect Capital Management and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with Prospect's investment objectives and strategies so that Prospect is not disadvantaged in relation to any other client. See "Risks Related to Prospect—Risks Relating To Prospect's Business—Potential conflicts of interest could impact Prospect's investment returns" and "Risks Related to Prospect—Risks Relating To Prospect's Securities—Prospect's ability to enter into transactions with its affiliates is restricted."

        In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, Prospect with the office facilities and administrative services necessary to conduct Prospect's day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF PROSPECT

        As of January 3, 2014, there were no persons that owned 25% or more of Prospect's outstanding voting securities, and Prospect believes no person should be deemed to control it, as such term is defined in the 1940 Act.

        The following table sets forth, as of January 3, 2014, certain ownership information with respect to all officers and directors, as a group. There are no persons who directly or indirectly own, control or hold with the power to vote, 5% or more of Prospect's outstanding common stock. Unless otherwise indicated, Prospect believes that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
Executive officers and directors as a group	3,872,811	1.3%

(1)
Based on a total of 301,709,746 shares of Prospect's common stock issued and outstanding as of January 3, 2014.

        The following table sets forth the dollar range of Prospect's equity securities beneficially owned by each of its directors and officers as of June 30, 2013. Prospect is not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)
Independent Directors
William J. Gremp	$10,001 - $50,000
Andrew C. Cooper	None
Eugene S. Stark	Over $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	Over $100,000

(1)
Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(2)
Represents an indirect beneficial ownership in shares of Prospect's common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry's position as a control person of Prospect Capital Management.

DESCRIPTION OF PROSPECT'S CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on Prospect's charter and bylaws. This summary is not necessarily complete, and Prospect refers you to the Maryland General Corporation Law and Prospect's charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Prospect's authorized capital stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Prospect's common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." There are no outstanding options or warrants to purchase Prospect's stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, Prospect's stockholders generally are not personally liable for Prospect's debts or obligations.

        Under Prospect's charter, Prospect's board of directors is authorized to cause Prospect to issue shares of stock, to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Prospect's board of directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, Prospect's charter provides that the board of directors, without any action by Prospect's stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Prospect has authority to issue.

        The below table sets forth each class of Prospect's outstanding securities as of January 3, 2014 including shares sold with settlement dates through January 3, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	500,000,000	0	301,709,746

  Common Stock

        All shares of Prospect's common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Prospect's common stock if, as and when authorized by Prospect's board of directors and declared by Prospect out of funds legally available therefor. Shares of Prospect's common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by United States federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Prospect, each share of Prospect's common stock would be entitled to share ratably in all of Prospect's assets that are legally available for distribution after Prospect pays all debts and other liabilities and subject to any preferential rights of holders of Prospect's preferred stock, if any preferred stock is outstanding at such time. Each share of Prospect's common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Prospect's common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of Prospect's directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred Stock

        Prospect's charter authorizes Prospect's board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by Prospect's charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Prospect's common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to Prospect's common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of Prospect's total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. Prospect believes that the availability for issuance of preferred stock will provide Prospect with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Prospect's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Prospect's charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate Prospect to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at Prospect's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Prospect's bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at Prospect's request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit Prospect to indemnify and advance expenses to any person who served a predecessor of Prospect in any of the capacities described above and any of Prospect's employees or agents or any employees or agents of Prospect's predecessor. In accordance with the 1940 Act, Prospect will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which Prospect's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Prospect's insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of Prospect has performed for another entity at Prospect's request. There is no assurance that such entities will in fact carry such insurance. However, Prospect notes that it does not expect to request Prospect's present or former directors or officers to serve another entity as a director, officer, partner or trustee unless Prospect can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Prospect's Charter And Bylaws

  Anti-takeover Effect

        The Maryland General Corporation Law and Prospect's charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire Prospect by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Prospect to negotiate first with Prospect's board of directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of Prospect. Prospect believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Control Share Acquisitions

        The Maryland General Corporation Law under the Control Share Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to such shares except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third,

  •
  one-third or more but less than a majority, or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in Prospect's bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Prospect's bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of Prospect's shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, Prospect will notify the Division of Investment Management at the SEC prior to amending Prospect's bylaws to be subject to the Control Share Act and will make such amendment only if the board of directors determines that it would be in Prospect's best interests.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by the board of directors.

        After the five-year prohibition, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Prospect's board of directors has adopted a resolution that any business combination between Prospect and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Prospect and increase the difficulty of consummating any offer.

  Conflicts with 1940 Act

        Prospect's bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if Prospect amends its bylaws to be subject to such Act) and the Business Combination Act, or any provision of Prospect's charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

  Classified board of directors

        Prospect's board of directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2014, 2015 and 2013 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the board of directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of Prospect or removal of Prospect's incumbent management more difficult. Prospect believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of Prospect's management and policies.

  Election of Directors

        Prospect's charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, Prospect's board of directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Prospect's charter provides that the number of directors will be set only by the board of directors in accordance with Prospect's bylaws. Prospect's bylaws provide that a majority of Prospect's entire board of directors may at any time increase or decrease the number of directors. However, unless Prospect's bylaws are amended, the number of directors may never be less than three nor more than eight. Prospect's charter provides that, at such time as Prospect is eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, Prospect elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Prospect's charter provides that a director may be removed only for cause, as defined in Prospect's charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which Prospect's charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of Prospect's bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Prospect's bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to Prospect's notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in Prospect's notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give Prospect advance notice of nominations and other business is to afford Prospect's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by Prospect's board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although Prospect's bylaws do not give Prospect's board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Prospect and Prospect's stockholders.

  Calling of Special Meetings of Stockholders

        Prospect's bylaws provide that special meetings of stockholders may be called by Prospect's board of directors and certain of Prospect's officers. Additionally, Prospect's bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Prospect's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

        Prospect's charter also provides that certain charter amendments and any proposal for Prospect's conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for Prospect's liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of Prospect's continuing directors (in addition to approval by Prospect's board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in Prospect's charter as Prospect's current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        Prospect's charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of Prospect's bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, Prospect's charter provides that stockholders will not be entitled to exercise appraisal rights.

REGULATION OF PROSPECT

        Prospect is a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that Prospect may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless approved by a majority of Prospect's outstanding voting securities.

        Prospect may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, Prospect may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Prospect's intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of Prospect's portfolio companies, except that Prospect may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, Prospect may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, Prospect may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. Prospect also does not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds Prospect generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of Prospect's total assets in the securities of one investment company or invest more than 10% of the value of Prospect's total assets in the securities of more than one investment company. With regard to that portion of Prospect's portfolio invested in securities issued by investment companies, it should be noted that such investments subject Prospect's stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to Prospect's business are the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and

            (c)   satisfies any of the following:

              1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;

              2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

              3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

              4.     does not have any class of securities listed on a national securities exchange; or

              5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

          (2)   Securities in companies that were eligible portfolio companies when Prospect made its initial investment if certain other requirements are satisfied.

          (3)   Securities of any eligible portfolio company which Prospect controls.

          (4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

          (5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and Prospect already owns 60% of the outstanding equity of the eligible portfolio company.

          (6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, exercising control, either on its own or together with others, over a portfolio company or any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, Prospect's investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which Prospect refers to, collectively, as temporary investments, so that 70% of Prospect's assets are qualifying assets. Typically, Prospect will invest in money market funds, U.S. treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as Prospect, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of Prospect's assets that may be invested in such repurchase agreements. However, if more than 25% of Prospect's total assets constitute repurchase agreements from a single counterparty, Prospect would not meet the diversification tests in order to qualify as a RIC for United States federal income tax purposes. Thus, Prospect does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Prospect's Investment Adviser will monitor the creditworthiness of the counterparties with which Prospect enters into repurchase agreement transactions.

Senior Securities

        Prospect is permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to its common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, Prospect must make provisions to prohibit any distribution to Prospect's stockholders or the repurchase of such securities or shares unless Prospect meets the applicable asset coverage ratios after giving effect to such distribution or repurchase. Prospect may also borrow amounts up to 5% of the value of Prospect's total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors."

Code of Ethics

        Prospect, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Prospect, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Where You Can Find More Information."

Investment Concentration

        Prospect's investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While Prospect is broadening the portfolio, many of Prospect's existing investments are in the energy and energy related industries.

Compliance Policies and Procedures

        Prospect and Prospect's Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the United States federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as Prospect's Chief Compliance Officer.

Proxy Voting Policies and Procedures

        Prospect has delegated its proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and Prospect's independent directors, and, accordingly, are subject to change.

        Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for Prospect Capital Management's Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

          Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board of directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of auditors.    Prospect Capital Management believes that the Company remains in the best position to choose the auditors and will generally support management's recommendation.

          Changes in capital structure.     Changes in a company's charter, articles of incorporation or by-laws may be required by state or United States federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the Company's management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or United States federal regulation.

          Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

          Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the Company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.

          Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

          Anti-takeover measures.     The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

          Stock splits.     Prospect Capital Management will generally vote with the management of the Company on stock split matters.

          Limited liability of directors.    Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

          Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

          Proxy voting procedures.    Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests, the Proxy Voting Committee will vote the proxy.

          Proxy voting committee.    Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the Company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where Prospect faces a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

          Conflicts of interest.    Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of Prospect's affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer's proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients' best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

          Proxy voting.     Each account's custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

          Proxy recordkeeping.     Prospect Capital Management must retain the following documents pertaining to proxy voting:

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  copies of its proxy voting policies and procedures;

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  copies of all proxy statements;

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  records of all votes cast by Prospect Capital Management;

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  copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

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  copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

        All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at Prospect's office.

        Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to Prospect's Chief Executive and Chief Financial Officers' required certifications as to the accuracy of Prospect's financial reporting, Prospect is also required to disclose the effectiveness of Prospect's disclosure controls and procedures as well as report on Prospect's assessment of Prospect's internal controls over financial reporting, the latter of which must be audited by Prospect's independent registered public accounting firm.

        The Sarbanes-Oxley Act also requires Prospect to continually review its policies and procedures to ensure that Prospect remains in compliance with all rules promulgated under the Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE BY PROSPECT

        At Prospect's 2013 annual meeting of stockholders held on December 6, 2013, Prospect's stockholders approved Prospect's ability to sell, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of its then outstanding common stock immediately prior to each such offering, an unlimited number of shares of its common stock at any level of discount from NAV per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization, a majority of Prospect's directors who have no financial interest in the sale and a majority of its independent directors must (a) find that the sale is in Prospect's best interests and in the best interests of its stockholders, and (b) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by Prospect or on Prospect's behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

        Prospect may make sales of its common stock at prices below Prospect's most recently determined NAV per share. Pursuant to the approval of Prospect's board of directors, Prospect has made such sales in the past and Prospect may continue to do so.

        In making a determination that an offering below NAV per share is in Prospect's and its stockholders' best interests, Prospect's board of directors considers a variety of factors including matters such as:

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  The effect that an offering below NAV per share would have on Prospect's stockholders, including the potential dilution they would experience as a result of the offering;

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  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

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  The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of Prospect's common stock;

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  Whether the estimated offering price would closely approximate the market value of Prospect's shares;

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  The potential market impact of being able to raise capital during the current financial market difficulties;

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  The nature of any new investors anticipated to acquire shares of common stock in the offering;

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  The anticipated rate of return on and quality, type and availability of investments; and

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  The leverage available to Prospect.

        Prospect's board of directors also considers the fact that sales of common stock at a discount will benefit the Investment Adviser as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of Prospect or from the offering of common stock at premium to NAV per share.

        Prospect will not sell shares of common stock under a registration statement if the cumulative dilution to Prospect's NAV per share from offerings under such registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to such registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if Prospect's most recently determined NAV per share at the time of the first offering is $10.75 and Prospect have 275.0 million shares of common stock outstanding, sale of 50.0 million shares of common stock at net proceeds to Prospect of $5.38 per share (an approximately 50% discount) would produce dilution of 7.69%. If Prospect subsequently determined that its NAV per share increased back to $10.50 on the then 325.0 million shares of common stock outstanding and then made an additional offering, Prospect could, for example, sell approximately an additional 55.7 million shares of common stock at net proceeds to Prospect of $5.25 per share, which would produce dilution of 7.31%, before Prospect would reach the aggregate 15% limit. If Prospect file a new post-effective amendment, the threshold would reset.

        Sales by Prospect of its common stock at a discount from NAV per share pose potential risks for Prospect's existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

  •
  existing stockholders who do not purchase any shares of common stock in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

  •
  new investors who become stockholders by purchasing shares of common stock in the offering.

        The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of stockholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

        Prospect's existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price Prospect obtains in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in Prospect's earnings and assets and their voting power than the increase Prospect will experience in its assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which Prospect may sell shares pursuant to the stockholder authority.

        The examples assume that the issuer has 275,000,000 common shares outstanding, $4,756,250,000 in total assets and $1,800,000,000 in total liabilities. The current NAV and NAV per share are thus $2,956,250,000 and $10.75. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 13,750,000 shares of common stock (5% of the outstanding shares of common stock) at $10.21 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 27,500,000 shares of common stock (10% of the outstanding shares of common stock) at $9.68 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 68,750,000 shares of common stock (25% of the outstanding shares of common stock) at $8.06 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 68,750,000 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.77		$10.20		$8.49		$—
Net Proceeds per Share to Issuer		$10.21		$9.68		$8.06		$—
Decrease to NAV
Total Shares Outstanding	275,000,000	288,750,000	5.00%	302,500,000	10.00%	343,750,000	25.00%	343,750,000	25.00%
NAV per Share	$10.75	$10.72	(0.24)%	$10.65	(0.91)%	$10.21	(5.00)%	$8.60	(20.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	275,000	275,000	0.00%	275,000	0.00%	275,000	0.00%	275,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total NAV Held by Stockholder A	$2,956,250	$2,949,211	(0.24)%	$2,929,375	(0.91)%	$2,808,438	(5.00)%	$2,365,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)		$2,956,250		$2,956,250		$2,956,250		$2,956,250
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(7,039)		$(26,875)		$(147,812)		$(591,250)
NAV per Share Held by Stockholder A		$10.72		$10.65		$10.21		$8.60
Investment per Share Held by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)	$10.75	$10.75		$10.75		$10.75		$10.75
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.03)		$(0.10)		$(0.54)		$(2.15)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%

Impact on Existing Stockholders Who Do Participate in the Offering

        Prospect's existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as Prospect obtains in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in Prospect's shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in Prospect's earnings and assets and their voting power than Prospect's increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that Prospect may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which Prospect may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 34,375 shares of common stock, which is 0.05% of an offering of 68,750,000 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e., 103,125 shares of common stock, which is 0.15% of an offering of 68,750,000 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which Prospect may sell shares pursuant to the stockholder authority.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.49		$8.49
Net Proceeds per Share to Issuer		$8.06		$8.06
Decrease to NAV
Total Shares Outstanding	275,000,000	343,750,000	25.00%	343,750,000	25.00%
NAV per Share	$10.75	$10.21	(5.00)%	$10.21	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	275,000	309,375	12.50%	378,125	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$10.75	$3,159,492	6.88%	$3,861,602	30.63%
Total Investment by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)		$3,248,143		$3,831,929
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(88,651)		$29,673
NAV per Share Held by Stockholder A		$10.21		$10.21
Investment per Share Held by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)		$10.50		$10.13
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.29)		$0.08
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.73)%		0.77%

Impact on New Investors

        Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in Prospect's earnings and assets and their voting power than Prospect's increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that Prospect may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which Prospect may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which Prospect may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.77		$10.20		$8.49
Net Proceeds per Share to Issuer		$10.21		$9.68		$8.06
Decrease to NAV
Total Shares Outstanding	275,000,000	288,750,000	5.00%	302,500,000	10.00%	343,750,000	25.00%
NAV per Share	$10.75	$10.72	(0.24)%	$10.65	(0.91)%	$10.21	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	—	13,750		27,500		68,750
Percentage Held by Stockholder A	0.00%	0.00%		0.01%		0.02%
Total NAV Held by Stockholder A	$—	$147,461		$292,938		$702,109
Total investment by Stockholder A		$148,128		$280,382		$583,786
Total Dilution to Stockholder A (Total NAV Less Total investment)		$(667)		$12,556		$118,323
NAV per Share Held by Stockholder A		$10.72		$10.65		$10.21
Investment per Share Held by Stockholder A		$10.77		$10.20		$8.49
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.05)		$0.45		$1.72
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.45)%		4.48%		20.27%

PROSPECT'S DIVIDEND REINVESTMENT PLAN

        Prospect has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, when Prospect's board of directors authorizes, and Prospect declares, a cash dividend, then Prospect's stockholders who have not "opted out" of Prospect's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Prospect's common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of Prospect's common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and Prospect's transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of Prospect's common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder's account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        Prospect primarily uses newly issued shares to implement the plan, whether Prospect's shares are trading at a premium or at a discount to net asset value. However, Prospect reserves the right to purchase shares in the open market in connection with its implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of Prospect's common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. If Prospect uses newly issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of Prospect's common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of Prospect's stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if Prospect's shares are trading at a premium at the time Prospect issues new shares under the plan and dilution if its shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of Prospect's stockholders who participate in the plan, the level of premium or discount at which Prospect's shares are trading and the amount of the dividend payable to a stockholder.

        There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by Prospect. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same United States federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator's Interactive Voice Response System at (888) 888-0313.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by Prospect. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 or by telephone at (718) 921-8200.

        Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of Prospect's stock may not be identified as Prospect's registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of Prospect's common stock by the administrator.

 BUSINESS OF THE COMPANY

General

        Nicholas Financial-Canada is a Canadian holding company incorporated under the laws of British Columbia in 1986. The business activities of Nicholas Financial-Canada are conducted through its two wholly-owned subsidiaries formed pursuant to the laws of the State of Florida, Nicholas Financial, Inc. ("Nicholas Financial") and Nicholas Data Services, Inc. ("NDS"). Nicholas Financial is a specialized consumer finance company engaged primarily in acquiring and servicing contracts for purchases of new and used automobiles and light trucks ("Contracts"). To a lesser extent, Nicholas Financial also makes direct loans and sells consumer-finance related products. NDS is engaged in supporting and updating industry-specific computer application software for small businesses located primarily in the Southeast United States. Nicholas Financial's financing activities accounted for more than 99% of the Company's consolidated revenues for each of the fiscal years ended March 31, 2013, 2012 and 2011, respectively, and for the each of the six-month periods ended September 30, 2013 and 2012, respectively. NDS's activities accounted for less than 1% of consolidated revenues during the same periods.

        For the purposes of this section of the proxy circular/prospectus, Nicholas Financial-Canada, Nicholas Financial and NDS are hereafter collectively referred to as the "Company." All financial information herein is designated in United States dollars.

        The Company's principal executive offices are located at 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759, and its telephone number is (727) 726-0763.

Available Information

        Nicholas Financial-Canada's filings with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, definitive proxy statements on Schedule 14A, current reports on Form 8-K, and any amendments to those reports filed pursuant to Section 13 or 15(d) of the Exchange Act, are made available free of charge through the Investor Relations section of the Company's Internet website at http://www.nicholasfinancial.com as soon as reasonably practicable after Nicholas Financial-Canada electronically files such material with, or furnishes it to, the SEC. Copies of any materials Nicholas Financial-Canada files with the SEC can also be obtained free of charge through the SEC's website at http://www.sec.gov, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by calling the SEC's Office of Investor Education and Assistance at 1-800-732-0330.

Growth Strategy

        The Company's principal goals are to increase its profitability and its long-term shareholder value through greater penetration in its current markets and controlled geographic expansion into new markets. The Company seeks to expand its automobile financing program in the fifteen states—Alabama, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Maryland, Michigan, Missouri, North Carolina, Ohio, South Carolina, Tennessee and Virginia—in which it currently operates by increasing the business generated at its existing branch locations and by targeting certain geographic locations within these states where it believes there is a sufficient market for its automobile financing program. The Company's strategy is to monitor these markets and ultimately decide if and where it will open additional branch locations. During fiscal 2013, the Company opened four new branches. The Company opened one additional branch during the first three quarters of fiscal 2014, and it expects to open one additional branch during the fourth quarter of fiscal 2014. The Company has not closed any branches since the beginning of fiscal 2013. The Company will continue to evaluate any branch locations that do not meet its minimum profitability targets and may elect to close one or more of these branches in the future. As of the date of this proxy circular/prospectus, the Company has no plans to close any branches during the fiscal year ending March 31, 2014, although no assurances can be given that it will not do so. The Company also continues to analyze other markets in states in which it does not currently operate for expansion opportunities. Although the Company has not made any bulk purchases of Contracts in well over a decade, if the opportunity arises, the Company may consider possible acquisitions of portfolios of seasoned Contracts from dealers in bulk transactions as a means of further penetrating its existing markets or expanding its presence in targeted geographic locations. The Company cannot provide any assurances, however, that it will be able to further expand in either its current markets or any targeted new markets.

        The Company is currently licensed to provide direct consumer loans in Florida and North Carolina. In addition, the Company continues to analyze the direct loan market in Ohio for possible future expansion into such market. The Company does not have any current plans to expand its strategy of soliciting current customers and expects total direct loans to remain approximately 2% of its total portfolio.

Automobile Finance Business—Contracts

        The Company is engaged in the business of providing financing programs, primarily on behalf of purchasers of new and used cars and light trucks who meet the Company's credit standards, but who do not meet the credit standards of traditional lenders, such as banks and credit unions, because of the age of the vehicle being financed or the customer's job instability or credit history. Unlike traditional lenders, which look primarily to the credit history of the borrower in making lending decisions and typically finance new automobiles, the Company is willing to purchase Contracts for purchases made by borrowers who do not have a good credit history and for older model and high mileage automobiles. In making decisions regarding the purchase of a particular Contract, the Company considers the following factors related to the borrower: place and length of residence; current and prior job status; history in making installment payments for automobiles; current income; and credit history. In addition, the Company examines its prior experience with Contracts purchased from the dealer from which the Company is purchasing the Contract, and the value of the automobile in relation to the purchase price and the term of the Contract.

        The Company's automobile finance programs are currently conducted in fifteen states through a total of 65 branch offices, consisting of twenty in Florida, eight in Ohio, six in each of North Carolina and Georgia, three in each of Alabama, Kentucky, Indiana, Missouri, and Michigan, two in each of Illinois, South Carolina, Tennessee and Virginia, and one in each of Maryland and Kansas. As of September 30, 2013 the Company had non-exclusive agreements with approximately 4,000 dealers, of which approximately 1,600 are active, for the purchase of individual Contracts that meet the Company's financing criteria. The Company considers a dealer agreement to be active if the Company has purchased a Contract thereunder in the last six months. Each dealer agreement requires the dealer to originate Contracts in accordance with the Company's guidelines. Once a Contract is purchased by the Company the dealer is no longer involved in the relationship between the Company and the borrower, other than through the existence of limited representations and warranties of the dealer in favor of the Company.

        A customer under a Contract typically makes a down payment, in the form of cash or trade-in, ranging from 5% to 35% of the sale price of the vehicle financed. The balance of the purchase price of the vehicle plus taxes, title fees and, if applicable, premiums for extended service Contracts, credit disability insurance and/or credit life insurance, are generally financed over a period of 12 to 72 months. Credit disability insurance coverage enables the customer to make required payments under the Contract in the event the borrower becomes unable to work because of illness or accident and credit life insurance pays the borrower's obligations under the Contract upon his or her death.

        The Company purchases a Contract from an automobile dealer at a negotiated price that is less than the original principal amount being financed (the dealer discount) by the purchaser of the automobile. The amount of the dealer discount depends upon factors such as the age and value of the automobile and the creditworthiness of the customer. The Company will pay more (i.e., purchase the Contract at a smaller discount from the original principal amount) for Contracts as the credit risk of the customer improves. In certain markets, competition more significantly impacts the discount that the Company can charge. To date, the Contracts purchased by the Company have been purchased at discounts that range from 1% to 15% of the original principal amount of each Contract. In addition to the discount, the Company charges the dealer a processing fee of $75 per Contract purchased. As of September 30, 2013, the Company's loan portfolio consisted exclusively of Contracts purchased without recourse to the dealer. Although all of the Contracts in the Company's loan portfolio were acquired without recourse, each dealer remains potentially liable to the Company for breaches of certain representations and warranties made by the dealer with respect to compliance with applicable federal and state laws and valid title to the vehicle.

        The Company's policy is to only purchase a Contract after the dealer has provided the Company with the requisite proof that the Company has a first priority lien on the financed vehicle (or the Company has, in fact, perfected such first priority lien), that the customer has obtained the required collision insurance naming the Company as loss payee and that the Contract has been fully and accurately completed and validly executed. Once the Company has received and approved all required documents, it pays the dealer for the Contract and commences servicing the Contract.

        The Company requires the owner of the vehicle to obtain and maintain collision insurance, naming the Company as the loss payee, with a deductible of not more than $1,000. Both the Company and the dealers offer purchasers of vehicles certain other "add-on products." These products are offered by the dealer on behalf of the Company or on behalf of the dealership at the time of sale. They consist of a roadside assistance plan, extended warranty protection, gap insurance, credit life insurance, credit accident and health insurance. If the purchaser so desires, the cost of these products may be included in the amount financed under the Contract.

Contract Procurement

        The Company currently purchases Contracts in the states listed in the table below. The Contracts purchased by the Company are predominately for used vehicles; for the periods shown below, less than 1% were for new vehicles. The average model year collateralizing the portfolio as of September 30,

2013 was a 2005 vehicle. The dollar amounts shown in the table below represent the Company's finance receivables, net of unearned interest on Contracts purchased:

						Six months ended September 30,
	Maximum allowable interest rate(1)		Fiscal year ended March 31,
State			2013	2012	2011	2013	2012
Alabama		(2)	$5,232,553	$6,783,484	$5,492,379	$3,350,091	$2,981,305
Florida	18 - 30	%(3)	46,553,346	43,651,078	48,498,785	24,325,129	22,978,636
Georgia	18 - 30	%(3)	15,982,075	16,614,136	16,122,285	8,448,535	8,013,127
Illinois		(2)	3,598,494	3,397,116	901,154	1,668,343	2,175,203
Indiana	21%		8,382,587	9,476,794	9,402,834	3,997,562	4,009,700
Kansas		(2)	1,455,404	524,647	—	665,522	540,431
Kentucky	18 - 25	%(3)	8,670,180	8,548,743	9,817,729	4,540,915	4,309,158
Maryland	24%		2,017,568	1,636,236	1,750,863	1,209,300	1,110,605
Michigan	25%		4,626,532	5,842,652	5,775,566	3,251,601	2,147,595
Missouri		(2)	4,582,994	5,053,896	1,052,326	2,762,400	2,775,180
North Carolina	18 - 29	%(3)	14,955,884	13,558,091	14,621,001	8,741,592	7,541,812
Ohio	25%		21,423,125	19,707,139	20,626,860	12,004,342	10,789,244
South Carolina		(2)	3,739,387	2,981,626	3,052,435	2,923,877	1,773,212
Tennessee		(2)	5,300,795	4,712,364	5,621,920	3,260,178	2,767,160
Virginia		(2)	5,219,885	3,833,685	4,414,838	2,691,842	2,563,564

Total			$151,740,809	$146,321,687	$147,150,975	$83,841,229	$76,475,932

(1)
The maximum allowable interest rates by state are subject to change and are governed by the individual states the Company conducts business in.

(2)
None of these states currently imposes a maximum allowable interest rate with respect to the types and sizes of Contracts the Company purchases. The maximum rate which the Company will typically charge any customer in each of these states is 30% per annum.

(3)
The maximum allowable interest rate in each of these states varies depending upon the model year of the vehicle being financed. In addition, Georgia does not currently impose a maximum allowable interest rate with respect to Contracts over $5,000.

        The following table presents selected information on Contracts purchased by the Company, net of unearned interest:

	Fiscal year ended March 31,			Six months ended September 30,
Contracts	2013	2012	2011	2013	2012
Purchases	$151,740,809	$146,321,687	$147,150,975	$83,841,229	$76,475,932
Weighted APR	23.28%	23.82%	23.57%	22.93%	23.48%
Average dealer discount	8.54%	9.23%	9.55%	8.43%	8.57%
Weighted average term (months)	50	49	49	52	49
Average loan	$10,260	$9,873	$9,804	$10,664	$10,136
Number of contracts	14,789	14,820	15,009	7,862	7,545

Direct Loans

        The Company currently originates direct loans in Florida and North Carolina. Direct loans are loans originated directly between the Company and the consumer. These loans are typically for amounts ranging from $1,000 to $9,000 and are generally secured by a lien on an automobile, watercraft or other permissible tangible personal property. The average loan made to date by the

Company had an initial principal balance of approximately $3,000. The Company does not expect the average loan size to increase significantly within the foreseeable future. The majority of direct loans are originated with current or former customers under the Company's automobile financing program. The typical direct loan represents a significantly better credit risk than the Company's typical Contract due to the customer's historical payment history with the Company. The Company does not have a direct loan license in Alabama, Illinois, Indiana, Kansas, Kentucky, Maryland, Michigan, Missouri, Ohio, South Carolina, Tennessee or Virginia, and none is presently required in Georgia (as long as the direct loan is greater than $3,000). The Company is currently not pursuing direct loans in Georgia. Typically, the Company allows for a seasoning process to occur in a new market prior to determining whether to pursue a direct loan license there. The Company is currently analyzing the direct loan market in Ohio and may pursue a direct loan license there. The Company does not expect to pursue a direct loan license in any other state during the fiscal year ending March 31, 2014. The size of the loan and maximum interest rate that can be charged vary from state to state. In deciding whether or not to make a loan, the Company considers the individual's credit history, job stability, income and impressions created during a personal interview with a Company loan officer. Additionally, because most of the direct consumer loans made by the Company to date have been made to borrowers under Contracts previously purchased by the Company, the payment history of the borrower under the Contract is a significant factor in making the loan decision. The Company's direct loan program was implemented in April 1995 and currently accounts for approximately 2% of the Company's annual consolidated revenues. As of September 30, 2013, loans made by the Company pursuant to its Direct Loan program constituted approximately 3% of the aggregate principal amount of the Company's loan portfolio.

        In connection with its direct loan program, the Company also makes available credit disability and credit life insurance coverage to customers through an unaffiliated third-party insurance carrier. Customers in approximately 77% of the 3,079 direct loan transactions outstanding as of September 30, 2013 had elected to purchase third-party insurance coverage made available by the Company. The cost of this insurance is included in the amount financed by the customer.

        The following table presents selected information on direct loans originated by the Company, net of unearned interest:

	Fiscal year ended March 31,			Six months ended September 30,
Direct loan originations	2013	2012	2011	2013	2012
Originations	$8,336,903	$5,993,992	$4,723,871	$5,294,857	$4,300,970
Weighted APR	26.27%	26.63%	26.52%	26.53%	26.36%
Weighted average term (months)	28	25	24	29	28
Average loan	$3,319	$2,961	$2,856	$3,405	$3,314
Number of contracts	2,512	2,024	1,654	1,555	1,298

Underwriting Guidelines

        The Company's typical customer has a credit history that fails to meet the lending standards of most banks and credit unions. Among the credit problems experienced by the Company's customers that resulted in a poor credit history are: unpaid revolving credit card obligations; unpaid medical bills; unpaid student loans; prior bankruptcy; and evictions for nonpayment of rent. The Company believes that its customer profile is similar to that of its direct competitors.

        Prior to its approval of the purchase of a Contract, the Company is provided with a standardized credit application completed by the consumer which contains information relating to the consumer's background, employment, and credit history. The Company also obtains credit reports from Equifax, Experian and/or TransUnion, which are independent credit reporting services. The Company verifies the consumer's employment history, income and residence. In most cases, consumers are interviewed via telephone by a Company application processor. The Company also considers the customer's prior payment history with the Company, if any, as well as the collateral value of the vehicle being financed.

        The Company has established internal buying guidelines to be used by its Branch Managers and internal underwriters when purchasing Contracts. Any Contract that does not meet these guidelines must be approved by the senior management of the Company. The Company currently has District Managers charged with managing the specific branches in a defined geographic area. In addition to a variety of administrative duties, the District Managers are responsible for monitoring their assigned branches' compliance with the Company's underwriting standards.

        The Company uses essentially the same criteria in analyzing a direct loan as it does in analyzing the purchase of a Contract. Lending decisions regarding direct loans are made based upon a review of the customer's loan application, credit history, job stability, income, in-person interviews with a Company loan officer and the value of the collateral offered by the borrower to secure the loan. To date, since the majority of the Company's direct loans have been made to individuals whose automobiles have been financed by the Company, the customer's payment history under his or her existing or past Contract is a significant factor in the lending decision.

        After reviewing the information included in the Contract or direct loan application and taking the other factors into account, a Company employee categorizes the customer using internally developed credit classifications of "1," indicating higher creditworthiness, through "6," indicating lower creditworthiness. Contracts are financed for individuals who fall within all six acceptable rating categories utilized, "1" through "6". Usually a customer who falls within the two highest categories (i.e., "1" or "2") is purchasing a two to four-year old, low mileage used automobile from the inventory of a new car or franchise dealer, while a customer in any of the three lowest categories (i.e., "4," "5," or "6") is purchasing an older, high mileage automobile from an independent used automobile dealer.

        The Company utilizes its Loss Prevention and Recovery Department (the "LPR") to perform on-site audits of branch compliance with Company underwriting guidelines. LPR audits Company branches on a schedule that is variable depending on the size of the branch, length of time a branch has been open, current tenure of the Branch Manager, previous branch audit score and current and historical branch profitability. LPR reports directly to the Accounting and Administrative Management of the Company. The Company believes that an independent review and audit of its branches that is not tied to the sales function of the Company is imperative in order to assure the information obtained is impartial.

Monitoring and Enforcement of Contracts

        The Company requires each customer under a Contract to obtain and maintain collision insurance covering damage to the vehicle. Failure to maintain such insurance constitutes a default under the Contract, and the Company may, at its discretion, repossess the vehicle. To reduce potential loss due to insurance lapse, the Company has the contractual right to force place its own collateral protection insurance policy, which covers loss due to physical damage to a vehicle not covered by any insurance policy of the customer.

        The Company's Management Information Services personnel maintain a number of reports to monitor compliance by customers with their obligations under Contracts and direct loans made by the Company. These reports may be accessed on a real-time basis throughout the Company by management personnel, including Branch Managers and staff, at computer terminals located in the main office and each branch office. These reports include delinquency aging reports, customer promises reports, vehicle information reports, purchase reports, dealer analysis reports, static pool reports, and repossession reports.

        A delinquency report is an aging report that provides basic information regarding each account and indicates accounts that are past due. The report includes information such as the account number, address of the customer, home and work phone numbers of the customer, original term of the Contract, number of remaining payments, outstanding balance, due dates, date of last payment, number of days past due, scheduled payment amount, amount of last payment, total past due, and special payment arrangements or agreements.

        Any account that is less than 120 days old is included on the delinquency report on the first day that the Contract is contractually past due. Once an account becomes 30 days past due, repossession proceedings are implemented unless the customer provides the Company with an acceptable explanation for the delinquency and displays a willingness and the ability to make the payment, and commits to a plan to return the account to current status. When an account is 60 days past due, the Company ceases recognition of income on the Contract and repossession proceedings are initiated. At 120 days delinquent, if the vehicle has not yet been repossessed, the account is written off. Once a vehicle has been repossessed, the related loan balance no longer appears on the delinquency report. Instead, the vehicle appears on the Company's repossession report and is sold, either at auction or to an automobile dealer.

        When an account becomes delinquent, the Company immediately contacts the customer to determine the reason for the delinquency and to determine if appropriate arrangements for payment can be made. If payment arrangements acceptable to the Company can be made, the information is entered in its database and is used to generate a "Promises Report," which is utilized by the Company's collection staff for account follow up.

        The Company prepares a repossession report that provides information regarding repossessed vehicles and aids the Company in disposing of repossessed vehicles. In addition to information regarding the customer, this report provides information regarding the date of repossession, date the vehicle was sold, number of days it was held in inventory prior to sale, year, make and model of the vehicle, mileage, payoff amount on the Contract, NADA book value, Black Book value, suggested sale price, location of the vehicle, original dealer and condition of the vehicle, as well as notes other information that may be helpful to the Company.

        The Company also prepares a dealer analysis report that provides information regarding each dealer from which it purchases Contracts. This report allows the Company to analyze the volume of business done with each dealer and the terms on which it has purchased Contracts from such dealer.

        The Company's policy is to aggressively pursue legal remedies to collect deficiencies from customers. Oral requests for payment are made beginning when an account becomes 11 days delinquent. When an account becomes 30 days delinquent and the customer has not made payment arrangements acceptable to the Company or has failed to respond to the requests for payment, a repossession request form is prepared by the responsible branch office employee for approval by the Branch Manager for the vicinity in which the borrower lives. Once the repossession request has been approved, first by the Branch Manager and second by the applicable District Manager, it must then be approved by the Director of Loss Prevention and Recovery. The repossessor delivers the vehicle to a secure location specified by the Company. The Company maintains relationships with several licensed repossession firms that repossess vehicles for fees that range from $250 to $500 for each vehicle repossessed. As required by Alabama, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Maryland, Michigan, Missouri, North Carolina, Ohio, South Carolina, Tennessee and Virginia law, the customer is notified by certified letter that the vehicle has been repossessed and what the customer needs to do in order to regain their vehicle.

        The minimum requirement for return of the vehicle is payment of all past due amounts under the Contract and all expenses associated with the repossession incurred by the Company. If satisfactory arrangements for return of the vehicle are not made within the statutory period, the Company then sends title to the vehicle to the applicable state title transfer department, which then registers the vehicle in the name of the Company. The Company then either sells the vehicle to a dealer or has it transported to an automobile auction for sale. On average, approximately 30 days lapse between the time the Company takes possession of a vehicle and the time it is sold to a dealer or at auction. When the Company determines that there is a reasonable likelihood of recovering part or all of any deficiency against the customer under the Contract, it pursues legal remedies available to it, including lawsuits, judgment liens and wage garnishments. Historically, the Company has recovered approximately 10-17% of deficiencies from such customers. Proceeds from the disposition of the vehicles are not included in calculating the foregoing percentage range.

Marketing and Advertising

        The Company's Contract marketing efforts currently are directed exclusively toward automobile dealers. The Company attempts to meet dealers' needs by offering highly-responsive, cost-competitive and service-oriented financing programs. The Company relies on its District and Branch Managers to solicit agreements for the purchase of Contracts with automobile dealers located within a 25-mile radius of each branch office. The Branch Manager provides dealers with information regarding the Company and the general terms upon which the Company is willing to purchase Contracts. The Company presently has no plans to implement any other forms of advertising, such as radio or newspaper advertisements, for the purchase of Contracts

        The Company solicits customers under its direct loan program primarily through direct mailings, followed by telephone calls to individuals who have a good credit history with the Company in connection with Contracts purchased by the Company.

Computerized Information System

        The Company utilizes integrated computer systems developed by NDS to assist in responding to customer inquiries and to monitor the performance of its Contract and direct loan portfolio and the performance of individual customers under Contracts. All Company personnel are provided with real-time access to information from a single shared database. The Company has created specialized programs to automate the tracking of Contracts and direct loans from inception. The Company's computer network encompasses both its corporate headquarters and its branch office locations. See "—Monitoring and Enforcement of Contracts" above for a summary of the different reports prepared by the Company.

Competition

        The consumer finance industry is highly fragmented and highly competitive. There are numerous financial service companies that provide consumer credit in the markets served by the Company, including banks, other consumer finance companies, and captive finance companies owned by automobile manufacturers and retailers. Many of these companies have significantly greater resources than the Company. The Company believes that increased competition for the purchase of Contracts will cause a material reduction in the interest rates payable by individual purchasers of automobiles, and the Company expects this trend to continue for the foreseeable future. Moreover, increased competition for the purchase of Contracts enables automobile dealers to shop for the best price, thereby giving rise to erosion in the dealer discount from the initial principal amounts at which the Company would be willing to purchase Contracts. In addition, competition generally results in the purchase of lower credit quality Contracts, though these Contracts are still acceptable under the Company's underwriting guidelines.

        The Company's target market consists of persons who are generally unable to obtain traditional used car financing because of their credit history or the vehicle's mileage or age. The Company has been able to expand its automobile finance business in the non-prime credit market by offering to purchase Contracts on terms that are competitive with those of other companies which purchase automobile receivables in that market segment. Because of the daily contact that many of its employees have with automobile dealers located throughout the market areas served by it, the Company is generally aware of the terms upon which its competitors are offering to purchase Contracts. The Company's policy is to modify its terms, if necessary, to remain competitive. However, the Company generally will not sacrifice credit quality, its purchasing criteria or prudent business practices in order to meet the competition.

        The Company's ability to compete effectively with other companies offering similar financing arrangements depends upon the Company maintaining close business relationships with dealers of new and used vehicles. No single dealer out of the approximately 1,600 dealers that the Company currently has active Contractual relationships with accounted for over 1% of its business volume for any of the fiscal years ended March 31, 2013, 2012 or 2011, respectively, or the six month periods ended September 30, 2013 or 2012, respectively.

Regulation

        The Company's financing operations are subject to regulation, supervision and licensing under various federal, state and local statutes and ordinances. Additionally, the procedures that the Company must follow in connection with the repossession of vehicles securing Contracts are regulated by each of the states in which the Company does business. To date, the Company's operations have been conducted exclusively in the states of Alabama, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Maryland, Michigan, Missouri, North Carolina, Ohio, South Carolina, Tennessee and Virginia. Accordingly, the laws of such states, as well as applicable federal law, govern the Company's operations. Compliance with existing laws and regulations has not had a material adverse effect on the Company's operations to date. The Company's management believes that the Company maintains all requisite licenses and permits and is in material compliance with all applicable local, state and federal laws and regulations. The Company periodically reviews its branch office practices in an effort to ensure such compliance. The following constitute certain of the existing federal, state and local statutes and ordinances with which the Company must comply:

  •
  State consumer regulatory agency requirements.  Pursuant to state regulations, on-site audits are conducted of each of the Company's branches located within Florida, Alabama, Illinois, Indiana, Michigan and Missouri to monitor compliance with applicable regulations. These regulations include, but are not limited to: licensure requirements; requirements for maintenance of proper records; payment of required fees; maximum interest rates that may be charged on loans to finance used vehicles; and proper disclosure to customers regarding financing terms. Pursuant to North Carolina law, the Company's direct loan activities in that state are subject to similar periodic on-site audits by the North Carolina Office of the Commissioner of Banks.

  •
  State licensing requirements.  The Company maintains a Sales Finance Company License with the Florida Department of Banking and Finance, as well as consumer loan licenses in Florida and North Carolina. In addition, each of the dealers that the Company does business with is required to maintain a Retail Installment Seller's License with each state in which it operates.

  •
  Fair Debt Collection Practices Act.  The Fair Debt Collection Practices Act ("FDCPA") and applicable state law counterparts prohibit the Company from contacting customers during certain times and at certain places, from using certain threatening practices and from making false implications when attempting to collect a debt.

  •
  Truth in Lending Act.  The Truth in Lending Act ("TILA") requires the Company and the dealers it does business with to make certain disclosures to customers, including the terms of repayment, the total finance charge and the annual percentage rate charged on each Contract or direct loan.

  •
  Equal Credit Opportunity Act.  The Equal Credit Opportunity Act ("ECOA") prohibits creditors from discriminating against loan applicants on the basis of race, color, sex, age or marital status. Pursuant to Regulation B promulgated under the ECOA, creditors are required to make certain disclosures regarding consumer rights and advise consumers whose credit applications are not approved of the reasons for the rejection.

  •
  Fair Credit Reporting Act.  The Fair Credit Reporting Act ("FCRA") requires the Company to provide certain information to consumers whose credit applications are not approved on the basis of a report obtained from a consumer-reporting agency.

  •
  Gramm-Leach-Bliley Act.  The Gramm-Leach-Bliley Act ("GLBA") requires the Company to maintain privacy with respect to certain consumer data in its possession and to periodically communicate with consumers on privacy matters.

  •
  Soldiers' and Sailors' Civil Relief Act.  The Soldiers' and Sailors' Civil Relief Act requires the Company to reduce the interest rate charged on each loan to customers who have subsequently joined, enlisted, been inducted or called to active military duty.

  •
  Electronic Funds Transfer Act.  The Electronic Funds Transfer Act ("EFTA") prohibits the Company from requiring its customers to repay a loan or other credit by electronic funds transfer ("EFT"), except in limited situations which do not apply to the Company. The Company is also required to provide certain documentation to its customers when an EFT is initiated and to provide certain notifications to its customers with regard to preauthorized payments.

  •
  Telephone Consumer Protection Act.  The Telephone Consumer Protection Act prohibits telephone solicitation calls to a customer's home before 8 a.m. or after 9 p.m. In addition, if the Company makes a telephone solicitation call to a customer's home, the representative making the call must provide his or her name, the Company's name, and a telephone number or address at which the Company's representative may be contacted. The Telephone Consumer Protection Act also requires that the Company maintain a record of any requests by customers not to receive future telephone solicitations, which must be maintained for five years.

  •
  Bankruptcy.  Federal bankruptcy and related state laws may interfere with or affect the Company's ability to recover collateral or enforce a deficiency judgment.

  •
  Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.  Title X of the Dodd-Frank Act created the Consumer Financial Protection Bureau ("CFPB"), which, effective as of July 21, 2011, has the authority to issue and enforce regulations under the federal "enumerated consumer laws," including (subject to certain statutory limitations) FDCPA, TILA, ECOA, FCRA, GLBA and EFTA.

Employees

        The Company's management and various support functions are centralized at the Company's Corporate Headquarters in Clearwater, Florida. As of September 30, 2013, the Company employed a total of 323 persons, three of whom work for NDS and 320 of whom work for Nicholas Financial. None of the Company's employees are subject to a collective bargaining agreement, and the Company considers its relations with its employees generally to be good.

Properties

        The Company leases its Corporate Headquarters and branch office facilities. The Company's Headquarters, located at 2454 McMullen Booth Road, Building C, in Clearwater, Florida, consist of approximately 15,000 square feet of office space leased at an annual rate of approximately $21.00 per square foot. The current lease relating to this space was renewed in October 2013 and expires in March 2015.

        Each of the Company's 65 branch offices located in Alabama, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Maryland, Michigan, Missouri, North Carolina, Ohio, South Carolina, Tennessee and Virginia consists of approximately 1,200 square feet of office space. These offices are located in office parks, shopping centers or strip malls and are occupied pursuant to leases with an initial term of one to five years at annual rates ranging from approximately $10.00 to $35.00 per square foot. The Company believes that these facilities and additional or alternate space available to it are adequate to meet its needs for the foreseeable future.

Legal Proceedings

        Other than the pending shareholder litigation described on page 17 of this proxy circular/prospectus, the Company currently is not a party to any pending legal proceedings other than ordinary routine litigation incidental to its business, none of which, if decided adversely to the Company, would, in the opinion of management, have a material adverse effect on the Company's financial condition or results of operations.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY

Overview

        Nicholas Financial, Inc. ("Nicholas Financial-Canada") is a Canadian holding company incorporated under the laws of British Columbia in 1986. Nicholas Financial-Canada conducts its business activities through two wholly-owned Florida corporations: Nicholas Financial, Inc. ("Nicholas Financial"), which purchases and services retail installment sales contracts ("Contracts"), makes direct loans and sells consumer-finance related products; and Nicholas Data Services, Inc. ("NDS"), which supports and updates certain computer application software. Nicholas Financial accounted for more than 99% of the Company's consolidated revenue for each of the fiscal years ended March 31, 2013, 2012, and 2011, respectively, and each of the six-month periods ended September 30, 2013 and 2012, respectively. Nicholas Financial-Canada, Nicholas Financial and Nicholas Data Services are collectively referred to herein as the "Company".

Future Expansion

        The Company currently operates a total of 65 branch locations in fifteen states, including twenty in Florida; eight in Ohio; six in North Carolina and Georgia; three in Kentucky, Indiana, Missouri, Michigan, and Alabama; two in Virginia, Tennessee, Illinois, and South Carolina; and one each in Maryland, and Kansas. Each office is budgeted (size of branch, number of employees and location) to handle up to 1,000 accounts and up to $7.5 million in gross finance receivables. To date, fourteen branches meet this capacity. The Company continues to evaluate additional markets for future branch locations, and subject to market conditions, would expect to open one additional branch location during the fourth quarter of fiscal 2014. The Company remains open to acquisitions should an opportunity present itself.

Corrections to Consolidated Financial Statements

        In connection with the audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2013, the Company determined that it was necessary to correct its consolidated financial statements for the fiscal years ended March 31, 2012 and 2011, respectively, as discussed below.

        One of the corrections is related to the accounting treatment for dealer discounts. A dealer discount represents the difference between the amount of a finance receivable, net of unearned interest, based on the terms of a Contract with the borrower, and the amount of money the Company actually pays the dealer for the Contract. Prior to the correction, Contracts were recorded at the net initial investment with the gross Contract balance recorded offset by the dealer discounts which were recorded as an allowance for credit losses for the acquired Contracts. The Company determined that this accounting treatment was incorrect, as U.S. GAAP prohibits carrying over valuation allowances in the initial accounting for acquired loans. Accordingly, the Company has now applied an acceptable method under U.S. GAAP, deferring and netting dealer discounts against finance receivables as unearned discounts, and recognizing dealer discounts into income as an adjustment to yield over the life of the loan using the interest method.

        As a result, the allowance for loan losses is now established solely through charges to earnings through the provision for credit losses. The Company has evaluated the significance of the departure from U.S. GAAP to the consolidated financial statements. Under both the former accounting policy and U.S. GAAP, the dealer discount remains a reduction of gross finance receivables in arriving at the carrying amount of finance receivables, net. Accordingly, finance receivables continue to be initially recorded at the net initial investment at the time of purchase. Subsequently, the allowance for credit losses is maintained at an amount that reduces the net carrying amount of finance receivables. The change in this accounting presentation does not result in a change to the net carrying amount of finance receivables or to net income as historical losses incurred, and estimated incurred losses as of the balance sheet date, are generally in excess of the original dealer discount. The removal of the dealer discount from the allowance requires an equal replacement of provision expense as that portion of the allowance is necessary to absorb probable incurred losses. This correction also did not have an impact on previously reported assets, liabilities, working capital, equity, earnings, or cash flows.

        The second correction related to the accounting treatment and presentation of certain fees charged to dealers and costs incurred in purchasing loans from dealers. Such costs relate principally to evaluating borrowers subject to Contracts in relation to the Company's underwriting guidelines in making a determination to acquire Contracts. Prior to the correction, fees charged to dealers were reduced by certain costs incurred to purchase Contracts, deferred on a net basis and then amortized into income over the lives of the loans using the interest method. Under U.S. GAAP, the fees charged to dealers are considered to be a part of the unearned dealer discount as they are a determinant of the net amount of cash paid to the dealer. Further, U.S. GAAP specifies that costs incurred in connection with acquiring purchased loans or committing to purchase loans shall be charged to expense as incurred. Such costs do not qualify as origination costs to be deferred as the Contracts have already been originated by the dealers. The Company evaluated the significance of the departure from U.S. GAAP to the consolidated financial statements. After an adjustment to beginning equity and the opening balance of unearned dealer discounts, net of tax, for the initial period presented, there is a limited effect on earnings and no impact on cash flows.

        Management corrected the errors and retroactively adjusted amounts in all periods presented to ensure the errors would not result in a material difference in future periods.

Portfolio Summary

        Consolidated net income decreased 6% to approximately $10.0 million for the six-month period ended September 30, 2013 as compared to $10.6 million for the corresponding period ended September 30, 2012. Diluted earnings per share decreased 6% to $0.82 for the six months ended September 30, 2013 as compared to $0.87 for the six months ended September 30, 2012.

        The results for the six months ended September 30, 2013 were adversely affected by an increase in operating expenses as a percentage of finance receivables, net of unearned interest, a decrease in the gross portfolio yield, an increase in the net charge-off rate, and offset in part due to a non-cash gain related to the change in fair value of interest rate swap agreements.

        The gross portfolio yield decreased primarily due to a decrease in the weighted APR earned on finance receivables.

        Interest and fee income on finance receivables, predominately finance charge income, increased along with average finance receivables, net of unearned interest for the six months ended September 30, 2013 compared to the six months ended September 30, 2012. The primary reason average finance receivables, net of unearned interest, increased was the increase in the receivable base of several existing branches in younger markets and also the opening of new branch locations.

        The Company's average cost of funds increased slightly due to an increase in the notional amount of debt subject to interest rate swap agreements and an increase in settlements under the agreements, which was partially offset by the decrease in the unused line fees during the six months ended September 30, 2013.

        The net portfolio yield decreased primarily due to an increase in the actual and expected net charge-offs and an increase in the provision for credit losses.

        Marketing, salaries, employee benefits, depreciation, dividend tax and administrative expenses as a percentage of finance receivables, net of unearned interest, increased to primarily as a result of additional branches and the increase in average headcount to 323 for the six-month period ended September 30, 2013 from 303 for the six-month period ended September 30, 2012.

        Consolidated net income decreased for the fiscal year ended March 31, 2013 to $19.9 million as compared to $22.2 million and $16.8 million for the fiscal years ended March 31, 2012 and 2011, respectively. Diluted earnings per share decreased 12% to $1.63 as compared to $1.85 and $1.41 for the fiscal years ended March 31, 2012 and 2011, respectively. The Company's consolidated revenues increased for the fiscal year ended March 31, 2013 to $82.1 million as compared to $80.5 million and $73.7 million for the fiscal years ended March 31, 2012 and 2011, respectively.

        The results for the fiscal year ended March 31, 2013 were adversely affected by an increase in operating expenses as a percentage of finance receivables, net of unearned interest, a decrease in the gross portfolio yield, and an increase in the net charge-off rate.

        The gross portfolio yield varied marginally and consistently each year with the variances in the weighted APR earned on finance receivables.

        Interest and fee income on finance receivables, predominately finance charge income, increased along with average finance receivables, net of unearned interest in each fiscal year. The primary reason average finance receivables, net of unearned interest increased was the increase in the receivable base of several existing branches in younger markets and also the opening of new branch locations year over year.

        The primary reason that the Company's average cost of funds increased for the fiscal year ended March 31, 2013 as compared to the preceding fiscal year was the presence of costs associated with settlements under interest rate swap agreements during fiscal 2013. Such costs were not present during fiscal 2012 as the Company was not party to interest rate swap agreements during fiscal 2012. This absence of interest rate swaps was also the primary reason that the Company's average cost of funds decreased for the fiscal year ended March 31, 2012 as compared to the preceding fiscal year as such costs were incurred during fiscal year ended March 31, 2011 under interest rate swap agreement.

        The net portfolio yield varied with changes in the actual and expected net charge-offs and related variance in the provision for credit losses.

        Marketing, salaries, employee benefits, depreciation, dividend tax and administrative expenses as a percentage of finance receivables, net of unearned interest, increased for the fiscal year ended March 31, 2013 as compared to the fiscal 2012 primarily due to the dividend tax related to the $2.00 per share cash dividend. The remaining increase was primarily attributable to the opening of four new branch locations. The Company increased its average headcount to 309 for the fiscal year ended March 31, 2013 from 293 for the fiscal year ended March 31, 2012. The Company opened additional branches and increased average headcount to 293 for the fiscal year ended March 31, 2012 from 276 for the fiscal year ended March 31, 2011 which was the primary reason for the increase for the fiscal year ended March 31, 2012 as compared to the fiscal 2011.

        The Company's results for the six months ended September 30, 2013 were adversely affected by a non-cash charge related to the change in fair value of interest rate swap agreements, an increase in operating expenses as a percentage of finance receivables, net, and an increase in the net charge-off rate.

	Six months ended September 30		Fiscal Year ended March 31,
Portfolio Summary	2013	2012	2013	2012	2011
Average finance receivables, net of unearned interest(1)	$287,854,928	$281,087,493	$280,916,731	$272,979,496	$250,962,519
Average indebtedness(2)	$127,067,884	$109,875,000	$115,157,810	$115,688,980	$113,833,641
Interest and fee income on finance receivables(3)*	$41,412,533	$41,114,198	$82,072,643	$80,470,980	$73,661,457
Interest expense	$2,847,804	$2,442,371	$5,120,827	$4,891,854	$5,599,951
Net interest and fee income on finance receivables*	$38,564,729	$38,671,827	$76,951,816	$75,579,126	$68,061,506
Weighted average contractual rate(4)	23.14%	23.64%	23.43%	23.93%	23.66%
Average cost of borrowed funds(2)	4.48%	4.45%	4.45%	4.23%	4.92%
Gross portfolio yield(5)*	28.77%	29.25%	29.22%	29.48%	29.35%
Interest expense as a percentage of average finance receivables, net of unearned interest	1.98%	1.74%	1.82%	1.79%	2.23%
Provision for credit losses as a percentage of average finance receivables, net of unearned interest*	4.60%	4.53%	4.77%	4.53%	6.22%
Net portfolio yield(5)*	22.19%	22.98%	22.63%	23.16%	20.90%
Marketing, salaries, employee benefits, depreciation, dividend tax and administrative expenses as a percentage of average finance receivables, net of unearned interest(6)	11.10%	10.20%	10.81%	9.85%	10.15%
Pre-tax yield as a percentage of average finance receivables, net of unearned interest(7)*	11.09%	12.78%	11.82%	13.31%	10.75%
Write-off to liquidation(8)	7.05%	6.25%	6.81%	5.66%	6.18%
Net charge-off percentage(9)	6.13%	5.23%	5.88%	4.59%	4.65%

Note: All six-month key performance indicators expressed as percentages have been annualized.

(1)
Average finance receivables, net of unearned interest, represents the average of gross finance receivables, less unearned interest throughout the period.

(2)
Average indebtedness represents the average outstanding borrowings under the Company's line of credit facility. Average cost of borrowed funds represents interest expense as a percentage of average indebtedness.

(3)
Interest and fee income on finance receivables does not include revenue generated by NDS.

(4)
Weighted average contractual rate represents the weighted average annual percentage rate ("APR") of all Contracts purchased and direct loans originated during the period.

(5)
Gross portfolio yield represents interest and fee income on finance receivables as a percentage of average finance receivables, net of unearned interest. Net portfolio yield represents interest and fee income on finance receivables minus (a) interest expense and (b) the provision for credit losses as a percentage of average finance receivables, net of unearned interest.

(6)
Administrative expenses included in the calculation above are net of administrative expenses associated with NDS which approximated $103,000 and $117,000 for the six-month periods ended September 30, 2013 and 2012, respectively and $220,000 for each of the fiscal years ended March 31, 2013 and 2012, respectively. The numerators for the fiscal years ended March 31, 2013 and 2012 include a tax associated with cash dividends. In December 2012, this amount was substantial due to a $2.00 special cash dividend. Absent the dividend tax, the percentages would have 10.28% and 9.78% for the fiscal years ended March 31, 2013 and 2012, respectively.

(7)
Pre-tax yield represents net portfolio yield minus operating expenses as a percentage of average finance receivables, net of unearned interest.

(8)
Write-off to liquidation percentage is defined as net charge-offs divided by liquidation. Liquidation is defined as beginning gross receivable balance plus current period purchases minus voids and refinances minus ending gross receivable balance.

(9)
Net charge-off percentage represents net charge-offs divided by average finance receivables, net of unearned interest, outstanding during the period.

*
The amounts for 2009 through 2012 and the amounts for the six months ended September 30, 2012 have been revised as discussed in Note 2 to the Company's consolidated financial statements.

Critical Accounting Policy

        The Company's critical accounting policy relates to the allowance for credit losses. It is based on Company management's opinion of an amount that is adequate to absorb losses in the existing portfolio. The allowance for credit losses is established through a provision for losses based on management's evaluation of the risk inherent in the loan portfolio, the composition of the portfolio, and current economic conditions. Such evaluation, considers among other matters, the estimated net realizable value or the fair value of the underlying collateral, economic conditions, historical loan loss experience, management's estimate of probable credit losses and other factors that warrant recognition in providing for an adequate credit loss allowance.

        Because of the nature of the customers under the Company's Contracts and its Direct Loans, the Company considers the establishment of adequate reserves for credit losses to be imperative. The Company segregates its Contracts into static pools for purposes of establishing reserves for losses. All Contracts purchased by a branch during a fiscal quarter comprise a static pool. The Company pools Contracts according to branch location because the branches purchase Contracts in different geographic markets. This method of pooling by branch and quarter allows the Company to evaluate the different markets where the branches operate. The pools also allow the Company to evaluate the different levels of customer income, stability, credit history, and the types of vehicles purchased in each market. Each such static pool consists of the Contracts purchased by a branch office during the fiscal quarter.

        Contracts are purchased from many different dealers and are all purchased on an individual Contract by Contract basis. Individual Contract pricing is determined by the automobile dealerships and is generally the lesser of state maximum interest rates or the maximum interest rate the customer will accept. In certain markets, competitive forces will drive down Contract rates from the maximum rate to a level where an individual competitor is willing to buy an individual Contract. The Company only buys Contracts on an individual basis and never purchases Contracts in batches, although the Company may consider portfolio acquisitions as part of its growth strategy.

        The Company has detailed underwriting guidelines it utilizes to determine which Contracts to purchase. These guidelines are specific and are designed to cause all of the Contracts that the Company purchases to have common risk characteristics. The Company utilizes its District Managers to evaluate their respective branch locations for adherence to these underwriting guidelines. The Company also utilizes a loss prevention and recovery department to assure adherence to its underwriting guidelines. The Company utilizes the branch model, which allows for Contract purchasing to be done on the branch level. Each Branch Manager may interpret the guidelines differently, and as a result, the common risk characteristics tend to be the same on an individual branch level but not necessarily compared to another branch.

        The allowance for loan losses is established through charges to earnings through the provision for credit losses. The allowance for credit losses is maintained at an amount that reduces the net carrying amount of finance receivables for incurred losses. If a static pool is fully liquidated and has any remaining reserves, the excess provision is immediately reversed during the period. For static pools that are not fully liquidated that are deemed to have excess reserves, such amounts are reversed against provision for credit losses during the period.

        In analyzing a static pool, the Company considers the performance of prior static pools originated by the branch office, the performance of prior Contracts purchased from the dealers whose Contracts are included in the current static pool, the credit rating of the customers under the Contracts in the static pool, and current market and economic conditions. Each static pool is analyzed monthly to determine if the loss reserves are adequate, and adjustments are made if they are determined to be necessary.

Liquidity and Capital Resources

        The Company's cash flows are summarized as follows:

	Six months ended September 30,		Fiscal Year ended March 31,
	2013	2012	2013	2012	2011
Cash provided by (used in):
Operations	$10,771,698	$12,736,379	$25,620,155	$21,874,879	$21,357,624
Investing activities—(primarily purchases of Contracts)	(12,121,948)	(7,454,040)	(10,568,710)	(12,756,214)	(32,670,442)
Financing activities	3,026,216	(4,362,843)	(15,056,783)	(8,333,151)	11,796,464
Net (decrease) increase in cash	$1,675,966	$919,496	$(5,338)	$785,514	$483,646

        For all periods presented, with the exception of fiscal 2013, the Company's primary use of working capital was the funding of the purchase of Contracts which are financed substantially through cash from principal payments received and cash from operations. The primary use during 2013 was the payment of dividends. The Company issued a special dividend of $2.00 per share or $24.3 million in December 2012. The Company's line of credit facility; or Line, is secured by all of the assets of the Company and has a maturity date of November 30, 2014. The Company may borrow up to $150.0 million. Borrowings under the Line may be under various LIBOR pricing options plus 300 basis points with a 1% floor on LIBOR. As of September 30, 2013, the amount outstanding under the Line was approximately $131.0 million, and the amount available under the Line was approximately $19.0 million. As of March 31, 2013, the amount outstanding under the Line was $125.5 million, and the amount available under the Line was approximately $24.5 million.

        The Company will continue to depend on the availability of the Line, together with cash from operations, to finance future operations. Amounts outstanding under the Line increased by approximately $5.5 million during the six months ended September 30, 2013. This increase in the amount outstanding under the Line is principally related to the fact that cash needed to fund new contracts exceeded cash received from operations. Amounts outstanding under the Line increased by $13.5 million as of March 31, 2013 as compared to March 31, 2012 and decreased by approximately $6.0 million as of March 31, 2012 as compared to March 31, 2011. The increase in the amount outstanding under the Line as of March 31, 2013 was principally related to the fact that the Company issued a special dividend of $2.00 per share in December 2012. The aggregate amount of the special dividend was $24.3 million and was partially offset by cash received from operations, which exceeded cash needed to fund new Contracts. The amount of debt the Company incurs from time to time under these financing mechanisms depends on the Company's need for cash and ability to borrow under the terms of the Line. The Company believes that borrowings available under the Line as well as cash flow from operations will be sufficient to meet its short-term funding needs.

        The Line requires compliance with certain debt covenants including financial ratios, asset quality and other performance tests. The Company is currently in compliance with all of its debt covenants.

        The Company declared and paid a cash dividend to its shareholders during each of the nine fiscal quarters ending on or before September 30, 2013. The cash dividends are noted below along with the date the board of directors declared the dividend, the amount of the dividend, the date as to which shareholders of record would receive the dividend, and the date the dividend was payable to shareholders on.

Date Declared	Amount of Cash Dividend Per Common Share	Record Date	Date Payable
August 30, 2011	$.10	September 13, 2011	September 20, 2011
October 27, 2011	$.10	December 13, 2011	December 20, 2011
January 31, 2012	$.10	March 13, 2012	March 20, 2012
May 2, 2012	$.10	May 30, 2012	June 6, 2012
August 7, 2012	$.12	August 30, 2012	September 6, 2012
November 7, 2012	$.12	November 30, 2012	December 6, 2012
December 11, 2012	$2.00	December 21, 2012	December 28, 2012
February 19, 2013	$.12	March 22, 2013	March 29, 2013
May 7, 2013	$.12	June 21, 2013	June 28, 2013
August 13, 2013	$.12	September 20, 2013	September 27, 2013

        Any payment of future cash dividends and the amounts thereof will be dependent upon the Company's earnings, financial and other covenants under the Line, and other factors deemed relevant by the Company's board of directors. In addition, under the arrangement agreement, the Company may not declare or pay any dividends without the written consent of Prospect.

Impact of Inflation

        The Company is affected by inflation primarily through increased operating costs and expenses including increases in interest rates. Inflationary pressures on operating costs and expenses historically have been largely offset by the Company's continued emphasis on stringent operating and cost controls, although no assurances can be given regarding the Company's ability to offset the effects of inflation in the future.

Contractual Obligations

        The following table summarizes the Company's material obligations as of September 30, 2013.

	Payments Due by Period
	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Operating leases	$3,367,410	$1,597,993	$1,605,073	$164,344	$—
Line of credit	131,000,000	—	131,000,000	—	—
Interest on Line(1)	6,846,933	5,868,800	978,133	—	—
Total	$141,214,34	$7,466,793	$133,583,206	$164,344	$—

(1)
The Company's current Line matures on November 30, 2014. Interest on outstanding borrowings under the Line as of September 30, 2013, is based on an effective interest rate of 4.48% and the estimated effect of the interest rate swap settlement at September 30, 2013. The effective interest rate used in the above table does not contemplate the possibility of entering into interest rate swap agreements in the future.

        The following table summarizes the Company's material obligations as of March 31, 2013.

	Payments Due by Period
	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Operating leases	$3,099,692	$1,396,115	$1,466,101	$237,476	$—
Line of credit(1)	125,500,000	—	125,500,000	—	—
Interest on Line(1)	9,307,917	5,584,750	3,723,167	—	—
Total	$137,907,609	$6,980,865	$130,689,268	$237,476	$—

(1)
The Company's current Line matures on November 30, 2014. Interest on outstanding borrowings under the Line as of March 31, 2013 is based on an effective interest rate of 4.45% and the estimated effect of the interest rate swap settlement at March 31, 2013. The effective interest rate used in the above table does not contemplate the possibility of entering into additional interest rate swap agreements in the future.

Six months ended September 30, 2013 compared to six months ended September 30, 2012

Interest and Fee Income on Finance Receivables

        Interest and fee income on finance receivables, predominately finance charge income, increased 1% to approximately $41.4 million for the six-month period ended September 30, 2013 from $41.1 million for the corresponding period ended September 30, 2012. Average finance receivables, net of unearned interest equaled approximately $287.9 million for the six-month period ended September 30, 2013, an increase of 2% from $281.1 million for the corresponding period ended September 30, 2012. The primary reason average finance receivables, net of unearned interest, increased was the increase in the receivable base of several existing branches in younger markets and also the opening of new branch locations (see "—Contract Procurement" and "—Loan Origination" below). The gross finance receivable balance increased 3% to approximately $410.7 million as of September 30, 2013, from $396.9 million as of September 30, 2012. The primary reason interest income increased was the increase in the outstanding loan portfolio. The gross portfolio yield decreased to 28.77% for the six-month period ended September 30, 2013 from 29.25% for the six-month period ended September 30, 2012. The net portfolio yield decreased to 22.19% for the period ended September 30, 2013 and 22.98% for the six-month period ended September 30, 2012. The gross portfolio yield decreased primarily due to a decrease in the weighted APR earned on finance receivables. The net portfolio yield decreased primarily due to an increase in the actual and expected net charge-offs and an increase in the provision for credit losses, which are discussed below under "—Analysis of Credit Losses."

Marketing, Salaries, Employee Benefits, Depreciation and Administrative Expenses

        Marketing, salaries, employee benefits, depreciation and administrative expenses increased to approximately $16.0 million for the six-month period ended September 30, 2013 from approximately $14.3 million for the corresponding period ended September 30, 2012. The increase of 12% was primarily attributable to the opening of one new branch location and an increase in costs associated with maintaining the finance receivable portfolio. The Company opened additional branches and increased average headcount to 323 for the six-month period ended September 30, 2013 from 303 for the six-month period ended September 30, 2012. Marketing, salaries, employee benefits, depreciation, and administrative expenses as a percentage of finance receivables, net of unearned interest, increased to 11.10% for the six-month period ended September 30, 2013 from 10.20% for the six-month period ended September 30, 2012.

Interest Expense

        Interest expense increased to approximately $2.8 million for the six-month period ended September 30, 2013 from $2.4 million for the six-month period ended September 30, 2012. The following table summarizes the Company's average cost of borrowed funds for the six-month period ended September 30:

	Six months ended September 30,
	2013	2012
Variable interest under the line of credit facility	0.37%	0.55%
Settlements under interest rate swap agreements	0.30%	0.17%
Credit spread under the line of credit facility	3.81%	3.73%

Average cost of borrowed funds	4.48%	4.45%

        The Company's average cost of funds increased slightly due to an increase in the interest rate swap settlements, which was partially offset by the decrease in the unused line fees during the six months ended September 30, 2013.

        The weighted average notional amount of interest rate swap agreements was $50.0 million at a weighted average fixed rate of 0.94% for the six months ended September 30, 2013. The weighted average notional amount of interest rate swap agreements was $20.7 million at a weighted average fixed rate of 0.96% for the six months ended September 30, 2012.

Contract Procurement

        The Company purchases Contracts in the fifteen states listed in the table below. The Contracts purchased by the Company are predominately for used vehicles; for the six-month periods ended September 30, 2013 and 2012, respectively, less than 2% were for new vehicles.

        The following tables present selected information on Contracts purchased by the Company, net of unearned interest.

	Six months ended September 30,
State	2013	2012
FL	$24,325,129	$22,978,636
GA	8,448,535	8,013,127
NC	8,741,592	7,541,812
SC	2,923,877	1,773,212
OH	12,004,342	10,789,244
MI	3,251,601	2,147,595
VA	2,691,842	2,563,564
IN	3,997,562	4,009,700
KY	4,540,915	4,309,158
MD	1,209,300	1,110,605
AL	3,350,091	2,981,305
TN	3,260,178	2,767,160
IL	1,668,343	2,175,203
MO	2,762,400	2,775,180
KS	665,522	540,431

Total	$83,841,229	$76,475,932

	Six months ended September 30,
Contracts	2013	2012
Purchases	$83,841,229	$76,475,932
Weighted APR	22.93%	23.48%
Average discount	8.43%	8.57%
Weighted average term (months)	52	49
Average loan	$10,664	$10,136
Number of Contracts	7,862	7,545

Loan Origination

        The following table presents selected information on Direct Loans originated by the Company, net of unearned interest.

	Six months ended September 30,
Direct Loans Originated	2013	2012
Originations	$5,294,857	$4,300,970
Weighted APR	26.53%	26.36%
Weighted average term (months)	29	28
Average loan	$3,405	$3,314
Number of loans	1,555	1,298

Analysis of Credit Losses

        As of September 30, 2013, the Company had 1,382 active static pools. The average pool upon inception consisted of 59 Contracts with aggregate finance receivables, net of unearned interest, of approximately $606,000.

        The Company anticipates losses absorbed as a percentage of liquidation will be in the 5%-10% range during the remainder of the current fiscal year; however, no assurances can be given that the actual losses absorbed may not be higher as a result of further economic weakness. The longer-term outlook for portfolio performance will depend largely on the competition. Other indicators include the overall economic conditions, the unemployment rate, and the price of oil which impacts the cost of gasoline, food and many other items used or consumed by the average person. Also, the Company's ability to monitor, manage and implement its underwriting philosophy in additional geographic areas as it strives to continue its expansion will impact future portfolio performance. The Company does not believe there have been any significant changes in loan concentrations or terms of Contracts purchased during the six months ended September 30, 2013.

        The provision for credit losses increased to approximately $6.6 million for the six months ended September 30, 2013 from approximately $6.4 million for the six months ended September 30, 2012. The Company has experienced favorable variances between projected write-offs and actual write-offs on many seasoned pools, which has resulted in an increase in expected future cash flows. However, due to increased competition in more recent periods, the percentage of loans acquired that are categorized in the lower tiers of the Company's guidelines has increased. During the current periods, static pools originated during fiscal 2014 and 2013, while still performing at acceptable net charge-off levels, have experienced losses higher than static pools originated in previous years. Consequently, if this trend continues, the Company would expect the provision for credit losses to remain higher for future static pools. Accordingly, the amount of additional provision necessary to maintain an adequate allowance to absorb incurred losses in the existing portfolio was greater than the provision in fiscal 2013. The Company's losses as a percentage of liquidation increased to 7.05% for the six months ended September 30, 2013 from 6.25% for the six months ended September 30, 2012. The Company has also experienced increased losses in part due to a decrease in auction proceeds from repossessed vehicles. These proceeds are dependent upon several variables including the general market for repossessed vehicles. During the three months ended September 30, 2013 and 2012, auction proceeds from the sale of repossessed vehicles averaged approximately 47% and 51%, respectively, of the related principal balance.

        The Company believes delinquency trends over several reporting periods are useful in estimating future losses and overall portfolio performance. The Company also estimates future portfolio performance by considering various factors, the most significant of which are described as follows. The Company analyzes historical static pool performance for each branch location when determining appropriate reserve levels. Additionally, the Company utilizes results from internal branch audits by the loss prevention and recovery department as an indicator of future static pool performance. The Company also considers such things as the current unemployment rate in markets the Company operates in, the percentage of voluntary repossessions as compared to prior periods, the percentage of bankruptcy filings as compared to prior periods and other leading economic indicators. The delinquency percentage for Contracts more than thirty days past due as of September 30, 2013 was 5.69% as compared to 5.38% as of September 30, 2012. This increase was primarily the result of increased competition in all markets that the Company presently operates in. Increased competition typically reduces discounts on Contracts purchased and also results in a greater percentage of Contracts, while still within Company guidelines, of lower credit quality. The delinquency percentage for Direct Loans more than thirty days past due as of September 30, 2013 was 1.63% as compared to 1.39% as of September 30, 2012.

        Recoveries as a percentage of charge-offs decreased to approximately 17.90% for the six months ended September 30, 2013 from approximately 18.63% for the six months ended September 30, 2012. Historically, recoveries as a percentage of charge-off's fluctuate from period to period, and the Company does not attribute this decrease to any particular change in operational strategy or economic event.

        In accordance with the Company's policies and procedures, certain borrowers qualify for, and the Company offers, one-month principal payment deferrals on Contracts and Direct Loans. For the six months ended September 30, 2013 and September 30, 2012 the Company granted deferrals to approximately 11.70% and 11.68%, respectively, of total Contracts and Direct Loans. The number of deferrals is influenced by portfolio performance, general economic conditions and the unemployment rate.

Income Taxes

        The provision for income taxes decreased to approximately $6.5 million for the six months ended September 30, 2013 from approximately $6.6 million for the six months ended September 30, 2012. The Company's effective tax rate increased to 39.17% for the six months ended September 30, 2013 from 38.54% for the six months ended September 30, 2012. The increase in the effective tax rate is related to an increase in non-deductible expenses.

Fiscal 2013 Compared to Fiscal 2012

Interest and Fee Income on Finance Receivables

        Interest income on finance receivables, predominantly finance charge income, increased 2% to $82.1 million in fiscal 2013 from $80.5 million in fiscal 2012. The average finance receivables, net of unearned interest, totaled $280.9 million for the fiscal year ended March 31, 2013, an increase of 3% from $273.0 million for the fiscal year ended March 31, 2012. The primary reason average finance receivables, net of unearned interest, increased was the opening of four branch offices during fiscal 2013. The gross finance receivable balance increased 2% to $395.7 million at March 31, 2013 from $389.0 million at March 31, 2012. The primary reason interest income increased was the increase in the outstanding loan portfolio. The gross portfolio yield decreased to 29.22% for the fiscal year ended March 31, 2013 from 29.48% for the fiscal year ended March 31, 2012. The net portfolio yield decreased to 22.63% for the fiscal year ended March 31, 2013 from 23.16% for the fiscal year ended March 31, 2012. The gross portfolio yield decreased primarily as the result of a lower weighted APR and a reduction of the average dealer discount on acquired loans. The net portfolio yield decreased primarily due to the increase in provisions for credit losses.

Marketing, Salaries, Employee Benefits, Depreciation, Dividend Tax, and Administrative Expenses

        Marketing, salaries, employee benefits, depreciation, dividend tax, and administrative expenses increased to $30.6 million for the fiscal year ended March 31, 2013 from $27.1 million for the fiscal year ended March 31, 2012. The increase of 13% was primarily attributable the dividend tax related to the $2.00 per share cash dividend. The remaining increase was primarily attributable to the opening of four new branch locations. The Company increased its average headcount to 309 for the fiscal year ended March 31, 2013 from 293 for the fiscal year ended March 31, 2012. Marketing, salaries, employee benefits, depreciation, dividend tax, and administrative expenses as a percentage of average finance receivables, net of unearned interest, increased to 10.81% for the fiscal year ended March 31, 2013 from 9.85% for the fiscal year ended March 31, 2012.

Interest Expense

        Interest expense increased to $5.1 million for the fiscal year ended March 31, 2013 as compared to $4.9 million for the fiscal year ended March 31, 2012. The following table summarizes the Company's average cost of borrowed funds for the fiscal years ended March 31:

	2013	2012
Variable interest under the line of credit facility	0.47%	0.48%
Settlements under interest rate swap agreements	0.24%	0.00%
Credit spread under the line of credit facility	3.74%	3.75%

Average cost of borrowed funds	4.45%	4.23%

        The primary reason that the Company's average cost of funds increased for the fiscal year ended March 31, 2013 as compared to the preceding fiscal year was the presence of costs associated with settlements under interest rate swap agreements during fiscal 2013.

        The weighted average notional amount of interest rate swaps was $35.8 million at a weighted average fixed rate of 0.94% during the fiscal year ended March 31, 2013.

Analysis of Credit Losses

        As of March 31, 2013, the Company had 1,347 active static pools. The average pool upon inception consisted of 58 Contracts with aggregate finance receivables, net of unearned interest, of approximately $590,000.

        The provision for credit losses increased to $13.4 million for the fiscal year ended March 31, 2013 from $12.4 million for the fiscal year ended March 31, 2012, largely due to the fact that net charge offs increased during fiscal 2013.

        The Company's losses as a percentage of liquidation increased to 6.81% for the fiscal year ended March 31, 2013 as compared to 5.66% for the fiscal year ended March 31, 2012. This increase was primarily the result of increased competition in all markets that the Company presently operates in. Increased competition has led to a higher percentage of loans acquired that are categorized in the lower tiers of the Company's guidelines. The Company also experienced a decrease in auction prices from fiscal year 2012 to fiscal year 2013. Decreased auction proceeds from repossessed vehicles increased the amount of write-offs which, in turn, increased the write-off to liquidation percentage. During the fiscal years ended March 31, 2013 and 2012, auction proceeds from the sale of repossessed vehicles averaged approximately 52% and 57%, respectively, of the related principal balance.

        Recoveries as a percentage of charge-offs were approximately 17.62% and 16.80% for the fiscal years ended March 31, 2013 and 2012, respectively. Historically, recoveries as a percentage of charge-offs have fluctuated from period to period, and the Company does not attribute this decrease to any particular change in operational strategy or economic event.

        The delinquency percentage for Contracts more than thirty days past due as of March 31, 2013 increased to 3.78% from 3.01% as of March 31, 2012. The delinquency percentage for direct loans more than thirty days past due as of March 31, 2013 increased to 1.23% from 1.09% as of March 31, 2012. The delinquency percentage increases reflect portfolio weakness that generally manifests itself in increased future losses. The Company utilizes a static pool approach to analyzing portfolio performance and looks at specific static pool performance and recent trends as leading indicators of the future performance of its portfolio.

        The Company considers the following factors to assist in determining the appropriate loss reserve levels: unemployment rates; competition; the number of bankruptcy filings; the results of internal branch audits; consumer sentiment; consumer spending; economic growth (i.e., changes in GDP); the condition of the housing sector; and other leading economic indicators. The Company continues to evaluate reserve levels on a pool-by-pool basis during each reporting period. While unemployment rates have stabilized somewhat, they remain elevated, which will make it difficult for improvement in loss rates. The longer term outlook for portfolio performance will depend on overall economic conditions, the unemployment rate, the rationale or irrational behavior of the Company's competitors, and the Company's ability to monitor, manage and implement its underwriting philosophy in additional geographic areas as it strives to continue its expansion.

Income Taxes

        The provision for income taxes decreased to approximately $12.5 million in fiscal 2013 from approximately $13.9 million in fiscal 2012 primarily as a result of lower pretax income. The Company's effective tax rate was consistent, increasing slightly to 38.61% in fiscal 2013 from 38.52% in fiscal 2012.

Fiscal 2012 Compared to Fiscal 2011

Interest and Fee Income on Finance Receivables

        Interest income on finance receivables, predominantly finance charge income, increased 9% to $80.5 million in fiscal 2012 from $73.7 million in fiscal 2011. The average finance receivables, net of unearned interest, totaled $273.0 million for the fiscal year ended March 31, 2012, an increase of 9% from $251.0 million for the fiscal year ended March 31, 2011. The primary reason average finance receivables, net of unearned interest, increased was the development of new markets in Missouri, South Carolina, Ohio, and Alabama. The gross finance receivable balance increased 4% to $389.0 million at March 31, 2012 from $373.0 million at March 31, 2011. The primary reason interest income increased was the increase in the outstanding loan portfolio. The gross portfolio yield increased to 29.48% for the fiscal year ended March 31, 2012 from 29.35% for the fiscal year ended March 31, 2011. The net portfolio yield increased to 23.16% for the fiscal year ended March 31, 2012 from 20.90% for the fiscal year ended March 31, 2011. The gross portfolio yield increased primarily due to an unchanged weighted APR earned on finance receivables. The net portfolio yield increased primarily due to the increase in the weighted APR, but was partially offset by a reduction of the average dealer discount on acquired loans. The Company has experienced favorable variances between projected write-offs and actual write-offs on certain pools, which resulted in an increase in expected future cash flows. Accordingly, the amount of provision necessary to maintain an adequate allowance to absorb losses in the existing portfolio was less than the provision in fiscal 2011. As a result, the provision for credit losses was less than write offs during the current periods. More specifically, during the fourth quarter of fiscal 2012 actual losses were considerably lower than expected while auction prices of repossessed vehicles being at historically high levels.

Marketing, Salaries, Employee Benefits, Depreciation, Dividend Tax, and Administrative Expenses

        Marketing, salaries, employee benefits, depreciation, dividend tax, and administrative expenses increased to $27.1 million for the fiscal year ended March 31, 2012 from $25.7 million for the fiscal year ended March 31, 2011. This increase of 5% was primarily attributable to additional staffing at existing branches. The Company opened additional branches and increased average headcount to 293 for the fiscal year ended March 31, 2012 from 276 for the fiscal year ended March 31, 2011. Marketing, salaries, employee benefits, depreciation, dividend tax, and administrative expenses as a percentage of average finance receivables, net of unearned interest, decreased to 9.85% for the fiscal year ended March 31, 2012 from 10.15% for the fiscal year ended March 31, 2011.

Interest Expense

        Interest expense decreased to $4.9 million for the fiscal year ended March 31, 2012 as compared to $5.6 million for the fiscal year ended March 31, 2011. The following table summarizes the Company's average cost of borrowed funds for the fiscal years ended March 31:

	2012	2011
Variable interest under the line of credit facility	0.48%	0.53%
Settlements under interest rate swap agreements	0.00%	0.70%
Credit spread under the line of credit facility	3.75%	3.69%

Average cost of borrowed funds	4.23%	4.92%

        The primary reason that the Company's average cost of funds decreased for the fiscal year ended March 31, 2012 as compared to the preceding fiscal year was the absence of costs associated with settlements under interest rate swap agreements during fiscal 2012, which costs were incurred during fiscal year ended March 31, 2011.

        On January 12, 2010, the Company executed a new line of credit facility, or Line. Under the new Line, the Company's credit facility pricing changed from 162.5 basis points above 30-day LIBOR to 300 basis points above 30-day LIBOR, with a 1% floor on LIBOR. The average cost of borrowings in future periods will continue to be impacted by such pricing increases. Effective September 1, 2011, the size of the Line was increased to $150.0 million from $140.0 million and the maturity date was extended to November 30, 2013..

        The weighted average notional amount of interest rate swaps was $23.3 million at a weighted average fixed rate of 3.80% during the fiscal year ended March 31, 2011.

Analysis of Credit Losses

        As of March 31, 2012, the Company had 1,249 active static pools. The average pool upon inception consisted of 65 Contracts with aggregate finance receivables, net of unearned interest, of approximately $640,000.

        The provision for credit losses decreased to $12.4 million for the fiscal year ended March 31, 2012 from $15.6 million for the fiscal year ended March 31, 2011, largely due to the fact that net charge offs during fiscal 2012 were less than the expected charge-offs previously contemplated in the allowance for loan losses. Accordingly, the amount of additional provision necessary to maintain an adequate allowance to absorb losses in the existing portfolio was less than the provision for prior periods.

        The Company's losses as a percentage of liquidation decreased to 5.66% for the fiscal year ended March 31, 2012 as compared to 6.18% for the fiscal year ended March 31, 2011. The Company experienced improvements in the quality of its Contracts in fiscal 2012 as compared to fiscal 2011 due to an increase in auction prices, and an increased focus on collections. Increased auction proceeds from repossessed vehicles reduced the amount of write-offs which, in turn, lowered the write-off to liquidation percentage. During the fiscal years ended March 31, 2012 and 2011, auction proceeds from the sale of repossessed vehicles averaged approximately 57% and 52%, respectively, of the related principal balance.

        Recoveries as a percentage of charge-offs were approximately 16.80% and 17.90% for the fiscal years ended March 31, 2012 and 2011, respectively. Historically, recoveries as a percentage of charge-offs have fluctuated from period to period, and the Company does not attribute this decrease to any particular change in operational strategy or economic event.

        The delinquency percentage for Contracts more than thirty days past due as of March 31, 2012 increased to 3.01% from 2.21% as of March 31, 2011. The delinquency percentage for direct loans more than thirty days past due as of March 31, 2012 decreased to 1.09% from 1.13% as of March 31, 2011. The delinquency percentage increase for Contracts reflects portfolio weakness that generally manifests itself in increased future losses. The Company utilizes a static pool approach to analyzing portfolio performance and looks at specific static pool performance and recent trends as leading indicators of the future performance of its portfolio.

        The Company considers the following factors to assist in determining the appropriate loss reserve levels: unemployment rates; competition; the number of bankruptcy filings; the results of internal branch audits; consumer sentiment; consumer spending; economic growth (i.e., changes in GDP); the condition of the housing sector; and other leading economic indicators. The Company continues to evaluate reserve levels on a pool-by-pool basis during each reporting period. While unemployment rates have stabilized somewhat, they remain elevated, which makes it difficult for additional improvements in loss rates in the foreseeable future. The longer term outlook for portfolio performance will depend on overall economic conditions, the unemployment rate, the rationale or irrational behavior of the Company's competitors, and the Company's ability to monitor, manage and implement its underwriting philosophy in additional geographic areas as it strives to continue its expansion.

Income Taxes

        The provision for income taxes increased to approximately $13.9 million in fiscal 2012 from approximately $10.5 million in fiscal 2011 primarily as a result of higher pretax income. The Company's effective tax rate decreased to 38.52% in fiscal 2012 from 38.54% in fiscal 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF NICHOLAS FINANCIAL-CANADA

Voting Securities and Ownership of Management and Principal Holders

        Nicholas Financial-Canada is authorized to issue 50,000,000 Common Shares without par value and 5,000,000 Preference Shares without par value. As of the close of business on January 9, 2014, there were issued and outstanding 12,208,719 Common Shares and no Preference Shares. Also, as of the record date, there were outstanding options to purchase an aggregate of 389,036 Common Shares of Nicholas Financial-Canada. At the special meeting, every shareholder present in person or represented by proxy and entitled to vote shall have one vote for each Common Share of which such shareholder is the registered holder, and every optionholder present in person or represented by proxy and entitled to vote will have one vote for each Common Share underlying options of which such optionholder is the registered holder.

        The following table sets forth certain information regarding the beneficial ownership of Common Shares and options as of January 9, 2014 regarding (i) each of Nicholas Financial-Canada's directors, (ii) each of Nicholas Financial-Canada's executive officers, (iii) all directors and officers as a group, and (iv) each person known by Nicholas Financial-Canada to beneficially own, directly or indirectly, more than 5% of the outstanding Common Shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the Common Shares beneficially owned.

NAME	NUMBER OF COMMON SHARES	NUMBER OF OPTIONS	TOTAL SECURITIES OWNED	PERCENTAGE OF COMMON SHARES OWNED	PERCENTAGE OF SECURITIES OWNED
Peter L. Vosotas(1)(2)	1,544,096	82,500	1,626,596	12.6%	12.9%
Stephen Bragin(3)(4)	108,578	8,250	116,828	*	*
Alton R. Neal(5)(6)	25,850	5,000	30,850	*	*
Ralph T. Finkenbrink(7)(8)	159,803	57,700	217,503	1.3%	1.7%
Scott Fink(9)(10)	4,041	5,000	9,041	*	*
Mahan Family, LLC(11)	652,907	—	652,907	5.3%	5.2%
Southpoint Capital Advisors LLC(12)	1,036,220	—	1,036,220	8.5%	8.2%
All directors and officers as a group (5 persons)(13)	1,842,368	158,450	2,000,818	15.1%	15.9%

*
Less than 1%

(1)
Mr. Vosotas' business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(2)
Includes 376,883 shares owned directly by Mr. Vosotas (of which 20,000 are shares of restricted stock which will vest on March 31, 2014), 1,162,781 held in family trusts over which Mr. Vosotas retains voting and investment power and 4,432 shares held by Mr. Vosotas' spouse. Also includes 82,500 shares issuable upon the exercise of outstanding options, all of which are presently exercisable.

(3)
Mr. Bragin's business address is c/o Nicholas Financial, Inc., 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(4)
Includes 8,250 shares issuable upon the exercise of outstanding options, all of which are presently exercisable.

(5)
Mr. Neal's business address is c/o Nicholas Financial, Inc., 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(6)
Includes 5,000 shares issuable upon the exercise of outstanding options, 1,667 of which are presently exercisable and 3,333 of which are scheduled to vest in equal installments on August 7, 2014 and 2015, respectively.

(7)
Mr. Finkenbrink's business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(8)
Includes 20,000 shares of restricted stock which will vest on March 31, 2014 and 57,700 shares issuable upon the exercise of outstanding options, all of which are presently exercisable.

(9)
Mr. Fink's business address is 3936 U.S. Highway 19, New Port Richey, Florida 34652.

(10)
Includes 5,000 shares issuable upon the exercise of outstanding options, 1,667 of which are presently exercisable and 3,333 of which are scheduled to vest in equal installments on August 7, 2014 and 2015, respectively.

(11)
Mahan Family, LLC, together with Roger Mahan, Gary Mahan, Nancy Ernst, Kenneth Ernst and Mahan Children, LLC, filed a joint Schedule 13D/A on May 18, 2005. As reported in such Schedule 13D/A, Roger Mahan, Nancy Ernst and Gary Mahan are siblings. Kenneth Ernst is the husband of Nancy Ernst. Mahan Family, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are equity holders and the sole managers. The principal business address of Mahan Family, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Mahan Children, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are the sole equity holders and managers. The principal business address of Mahan Children, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Based upon information previously provided by the holder, in addition to 652,907 shares currently owned by Mahan Family, LLC, (i) Mahan Children, LLC owns 441,810 shares, (ii) Roger Mahan owns 132,000 shares, (iii) a daughter of Roger Mahan owns 549 shares, (iv) a son of Kenneth and Nancy Ernst owns 660 shares and (v) a son of Gary Mahan owns 660 shares. These shares collectively constitute approximately 10.1% of the Company's outstanding Common Shares.

(12)
As reported in a joint Schedule 13G/A filed on February 14, 2011, [1,036,220] shares are held by Southpoint Master Fund, LP, a Cayman Islands exempted limited partnership (the "Master Fund"), for which Southpoint Capital Advisors LP, a Delaware limited partnership ("Southpoint Advisors"), serves as the investment manager and Southpoint GP, LP, a Delaware limited partnership ("Southpoint GP"), serves as the general partner. Southpoint Capital Advisors, LLC, a Delaware limited liability company ("Southpoint CA LLC"), serves as the general partner of Southpoint Advisors, and Southpoint GP, LLC, a Delaware limited liability company, serves as the general partner of Southpoint GP. John S. Clark II serves as managing member of both Southpoint CA LLC and Southpoint GP, LLC. The Master Fund, Southpoint CA LLC, Southpoint GP, LLC, Southpoint GP, Southpoint Advisors and John S. Clark II have the shared power to vote and dispose of the 1,036,220 shares. The principal business address of the foregoing persons is 623 Fifth Avenue, Suite 2601, New York, New York 10022.

(13)
Includes an aggregate of 158,450 shares issuable upon the exercise of outstanding options, 151,784 of which are exercisable within 60 days.

 DESCRIPTION OF NICHOLAS FINANCIAL-CANADA'S CAPITAL STOCK

        The following description is based on the relevant portions of the BCBCA, Nicholas Financial-Canada's notice of articles and articles, as amended. This summary is not necessarily complete, and Nicholas Financial-Canada refers you to the BCBCA, Nicholas Financial-Canada's notice of articles and articles, as amended, for a more detailed description of the provisions summarized below.

Authorized and Issued Share Capital

        The authorized share capital of Nicholas Financial-Canada consists of 50,000,000 Common Shares without par value, and 5,000,000 Preference Shares without par value. Nicholas Financial-Canada's Common Shares trade on The NASDAQ National Market System under the ticker symbol "NICK". As of the record date, [      ] Common Shares were issued and outstanding as fully paid and non-assessable shares, and no Preference Shares were issued. As of the record date, [      ] shares of Common Shares of Nicholas Financial-Canada have been authorized for issuance under the Stock Option Plans. Under the BCBCA, the shareholders of Nicholas Financial-Canada generally will not be personally liable for Nicholas Financial-Canada's debts or obligations.

        The following table describes the outstanding classes of Nicholas Financial-Canada's shares as of [    ], 2014:

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Nicholas or for its own Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Shares		50,000,000	Nil	[ ]
Preference Shares		5,000,000	Nil	Nil

Common Shares

        The holders of Common Shares of Nicholas Financial-Canada are entitled to receive notice of and to attend and vote at all meetings of the shareholders of Nicholas Financial-Canada and each Common Share confers the right to one vote in person or by proxy at all meetings of the shareholders of Nicholas Financial-Canada. The holders of the Common Shares of Nicholas Financial-Canada, subject to the prior rights, if any, of any other class of shares of Nicholas Financial-Canada, are entitled to receive such dividends in any financial year as the board of directors of Nicholas Financial-Canada may by resolution determine. In the event of the liquidation, dissolution or winding-up of Nicholas Financial-Canada, whether voluntary or involuntary, the holders of Common Shares of Nicholas Financial-Canada are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Nicholas Financial-Canada (see "—Preference Shares" below), the remaining property and assets of Nicholas Financial-Canada. The Common Shares of Nicholas Financial-Canada do not carry any pre-emptive, subscription, redemption or conversion rights, nor are there any obligations with respect to sinking funds or funds for the purchase or redemption of such shares. Except as provided with respect to any other class or series of shares, the holders of Common Shares of Nicholas Financial-Canada possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Common Shares of Nicholas Financial-Canada are able to elect all of Nicholas Financial-Canada' directors, and holders of less than a majority of such shares may be unable to elect any director.

Preference Shares

        Nicholas Financial-Canada's board of directors is authorized to issue Preference Shares without par value in one or more series, having the special rights or restrictions determined by the board of directors. At the date hereof, no Preference Shares of Nicholas Financial-Canada have been issued. The directors of Nicholas Financial-Canada may by resolution passed before the issuance of any Preference Shares of any series alter the Notice of Articles to fix the number of Preference Shares in and determine the designation of each series of Preference Shares, and to create, define and attach special rights or restrictions to the Preference Shares of each series (such as, for example, the rate or amount of dividends, whether cumulative or non-cumulative, conversion or redemption rights, obligations of Nicholas Financial-Canada with respect to sinking funds or funds for the purchase or redemption of Preference Shares, or restrictions on borrowing or reduction of capital), subject to the special rights or restrictions attached to all Preference Shares and subject to the provisions of the BCBCA. No series of Preference Shares of Nicholas Financial-Canada shall be entitled to vote at any meetings of the shareholders of Nicholas Financial-Canada (except as provided below or under the BCBCA), but holders of Preference Shares shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of Nicholas Financial-Canada, or the sale of its undertaking or a substantial part thereof or the creation of any class or classes of shares ranking in priority to the Preference Shares of Nicholas Financial-Canada. In the event of any liquidation or dissolution of Nicholas Financial-Canada, no assets or property of Nicholas Financial-Canada shall be distributed to the holders of the Common Shares until there has been paid to the holders of Preference Shares an amount equal to the redemption price of such Preference Shares (being the paid-up capital amount plus the premium, if any, payable on redemption of the Preference Shares, plus a sum equal to all unpaid dividends thereon accrued to the date of distribution). After such payment, the holders of the Preference Shares shall not have the right to receive anything further in the distribution of the assets or property of Nicholas Financial-Canada, and the remaining assets and property shall be distributed to the holders of Common Shares according to their respective rights. Any amendment to the Articles of Nicholas Financial-Canada to delete or vary any preference, right, condition, restriction, limitation or prohibition attaching to the Preference Shares or to create any shares ranking in priority to or on parity with the Preference Shares, in addition to the authorization by a special resolution (as defined under the BCBCA) of the holders of Common Shares, shall be authorized by at least three-quarters (3/4) of the votes cast at a meeting of the holders of the Preference Shares duly called for that purpose.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Under the BCBCA, a director or senior officer of Nicholas Financial-Canada has no obligation to disclose any direct or indirect interest in any contract or transaction, or account to the company for any profit, as a result of a contract or transaction in which the director or officer has a disclosable interest, unless the contract or transaction is material, directly or indirectly to the director or senior officer, and the contract or transaction is material to Nicholas Financial-Canada, or they are directors or officers of another person who has a material interest in the contract or transaction. Pursuant to the BCBCA, a director of Nicholas Financial-Canada is not liable for authorizing certain payments for compensation to any person, commissions or discounts, dividends, redemptions of shares, or the indemnification of any person, if the director relied in good faith on (1) the financial statements of the company, (2) a written report of a lawyer, accountant, engineer, appraiser or other person, (3) a statement of fact represented to the director by an officer of the company to be correct, or (4) any record, information, or representation that the court considers provides reasonable grounds for the actions of the director, and whether or not the record was forged, or the record, information or representation was fraudulently made or inaccurate. Further, a director is not liable under the BCBCA, if the director did not know and could not reasonably have known that the act done by the director, or authorized by resolution voted or consented to by the director, was contrary to the BCBCA.

        Nicholas Financial-Canada has obtained a directors' and officers' liability insurance policy, which covers corporate indemnification of directors and officers and individual directors and officers of Nicholas Financial-Canada in certain circumstances.

        The Articles of Nicholas Financial-Canada also provide for the indemnification of the Company's directors and officers from and against liability and costs in respect of any action or suit brought against them in connection with the execution of their duties of office, subject to certain limitations. Under the BCBCA, Nicholas Financial-Canada must indemnify its present or former directors and officers against expenses (including solicitors' or attorneys' fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any eligible proceeding brought against him or her by reason of the fact that he or she is or was a director or officer of the company. Further under the BCBCA, Nicholas Financial-Canada may pay as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of that proceeding, provided that the eligible party first provides to Nicholas Financial-Canada a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by the BCBCA, the eligible party will repay the amounts advanced.

        In addition, effective as of the effective date, Nicholas Financial, the indirect wholly-owned Florida subsidiary of Nicholas Financial-Canada, has entered into a guarantee of the indemnification obligations of the Purchaser under the arrangement agreement to Nicholas Financial-Canada's directors and officers in respect of liabilities and costs arising from any action or suit against them in connection with the execution of their duties, subject to customary limitations prescribed by applicable law.

British Columbia Law, Nicholas Financial-Canada's Articles and Anti-Takeover Measures

        Neither the BCBCA, nor the Articles of Nicholas Financial-Canada, nor the special rights or restrictions attaching to the issued and outstanding Common Shares of Nicholas Financial-Canada, contain any provisions which have the effect directly of limiting a take-over of Nicholas Financial-Canada or a business combination involving Nicholas Financial-Canada.

        However, pursuant to the Articles of Nicholas Financial-Canada, the directors of Nicholas Financial-Canada are appointed for three year terms from their dates of election or appointment. Directors of Nicholas Financial-Canada may be removed only by the affirmative vote of the holders of at least three-quarters of the shares of Nicholas Financial-Canada cast on the resolution in person or by proxy and entitled to vote at the meeting called for the purpose of removing the director. As permitted under the BCBCA and the Articles of Nicholas Financial-Canada, the board of directors may be enlarged by the appointment of additional directors only by the then current board of directors, and is limited to up to one-third of the number of directors previously elected or appointed by the shareholders. Any casual vacancy on the board of directors, however the vacancy occurs, may only be filled by the vote of the directors then in office. The staggered three-year terms of the directors, the limitations on the removal and appointment of directors and the filling of casual vacancies, could have the effect of making it more difficult for a third party to acquire Nicholas Financial-Canada, or of discouraging a third party from acquiring Nicholas Financial-Canada.

        Nicholas Financial-Canada's Notice of Articles and Articles also authorize the issuance of up to 5,000,000 series Preference Shares, which Nicholas Financial-Canada's board of directors may generally issue without shareholder approval.

        The BCBCA provides generally that the affirmative vote by special resolution of the shareholders on any matter is required to amend a company's notice of articles or articles, unless a court order or the articles of the company specify a different type of resolution. In the case of Nicholas Financial-Canada, a "special resolution" is a resolution passed by the affirmative vote of the holders of at least three-quarters of the Common Shares of Nicholas Financial-Canada cast in person or by proxy at any meeting, which would be required to amend or repeal most of the provisions of Nicholas Financial-Canada's Notice of Articles. Moreover, Nicholas Financial-Canada's Articles provide that generally, an ordinary resolution (being a simple majority of the Common Shares of Nicholas Financial-Canada voted in person or by proxy) will be able to amend Nicholas Financial-Canada's Articles, other than for certain limited provisions which require a special resolution. In this regard, the vote by special resolution of at least three-quarters of the Common Shares of Nicholas Financial-Canada voted in person or by proxy at any meeting will be only required to amend or repeal any provision of the Articles pertaining to (1) the change of name of Nicholas Financial-Canada, or (2) the creation, variation or removal of any special rights or restrictions attaching to the existing shares of Nicholas Financial-Canada. All other amendments to the Articles of Nicholas Financial-Canada would only require an ordinary resolution of the holders of Common Shares of Nicholas Financial-Canada. The vote of holders of Common Shares with respect to any amendment to Nicholas Financial-Canada's Notice of Articles or Articles would be in addition to any separate class vote that might in the future be required under the terms of any series Preference Shares that might be outstanding (if any) at the time any such changes are submitted to the holders of Common Shares.

        In addition, Nicholas Financial-Canada's Articles permit Nicholas Financial-Canada's board of directors to (1) create one or more classes or series of shares, or if none of the shares of a class or series of shares are issued, eliminate that class or series of shares, (2) increase, reduce or eliminate the maximum number of shares that Nicholas Financial-Canada is authorized to issue, (3) subdivide all or any unissued or fully paid issued shares by way of a stock dividend, (4) change any of its unissued or fully paid issued shares without par value into shares with par value, (5) alter the identifying names of any of its shares, or (6) otherwise alter its shares or authorized share capital when required or permitted to do so by the BCBCA.

COMPARISON OF SHAREHOLDER RIGHTS

        The following is a summary of the material differences between the rights of Nicholas Financial-Canada shareholders and the rights of Prospect stockholders. This summary does not address each difference between British Columbia law and Maryland law, but focuses on those differences which the companies believe are most relevant to Nicholas Financial-Canada shareholders. This summary is not intended to be complete and is qualified by reference to the Articles and Notice of Articles of Nicholas Financial-Canada and the articles of incorporation and bylaws of Prospect, as well as the laws of British Columbia and Maryland. The articles of incorporation and bylaws of Prospect has been filed as exhibits to the registration statement of which this proxy circular/prospectus forms a part. Shareholders of Nicholas Financial-Canada may request copies of these documents as provided in "Where You Can Find More Information."

Nicholas Financial-Canada	Prospect
Authorized Capital Stock
Nicholas Financial-Canada's notice of articles authorizes it to issue up to 50,000,000 voting Common Shares without par value, and 5,000,000 non-voting, series Preference Shares without par value.	Prospect's charter authorizes it to issue up to 500,000,000 shares of stock, initially consisting of 500,000,000 shares of common stock, par value $0.001 per share.
Preemptive Rights

The shareholders of Nicholas Financial-Canada do not have preemptive rights. The British Columbia Business Corporations Act, or BCBCA, does not provide any shareholder with a preemptive right to subscribe to any additional issue of shares or to any security convertible into shares, unless the company was a non-reporting company and was incorporated under a prior statute.
The stockholders of Prospect do not have preemptive rights. The Maryland General Corporation Law, or MGCL, does not confer preemptive rights on stockholders but does permit corporations to include a grant of preemptive rights in the charter. Prospect's charter does not grant preemptive rights.

Nicholas Financial-Canada	Prospect
Amendments to Notice of Articles/Articles/Certificate of Incorporation/Bylaws

The BCBCA provides that an amendment to the notice of articles requires the approval by the type of resolution specified in the articles of a company, unless otherwise expressly provided in the BCBCA or by a court order. If neither the BCBCA nor the articles specify the type of resolution for any specific amendment to the notice of articles, then such an amendment must be made by special resolution (as defined under the BCBCA). The affirmative vote required to approve a special resolution must not be less than 2/3 or more than 3/4 of the votes cast on the resolution. In the case of Nicholas Financial-Canada, a special resolution requires the affirmative vote of at least 3/4 of the votes cast on the resolution at a duly convened meeting, where notice of the meeting specifying the intention to propose the resolution as a special resolution has been sent to all shareholders at least 21 days before the meeting. To alter its notice of articles, a company must file electronically a Form 11 Notice of Alteration describing the alteration with the Registrar of Companies for British Columbia. The company must be in good standing with respect to the filing of its annual reports, or the Registrar may refuse to accept the notice of alteration. Under the BCBCA it is possible to specify a subsequent date (up to 10 days following the date of filing) and time on which the notice of alteration is to be effective. If not so specified, the alteration takes effect on the date and time that it is filed with the Registrar. The BCBCA also provides the ability of the company to withdraw a notice of alteration before it takes effect.
Under the MGCL, a Maryland corporation generally cannot amend its charter, unless approved by the affirmative vote of stockholders entitled to cast at least two thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Prospect's charter generally provides for approval of charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain amendments to Prospect's charter (relating to number, class, election and removal of directors and provisions governing extraordinary actions and charter amendments) require the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment is approved by at least two-thirds of Prospect's continuing directors (in addition to approval by the board of directors), such amendment or proposal may be approved by the affirmative vote of holders of a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in Prospect's charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Additionally, as permitted by the MGCL, Prospect's charter provides that the board of directors, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Prospect has authority to issue.

Nicholas Financial-Canada	Prospect
The BCBCA provides that an amendment to a company's articles requires the approval by the type of resolution specified in the articles of a company, unless otherwise expressly provided in the BCBCA or by a court order. The Articles of Nicholas Financial-Canada only require a special resolution to amend or repeal any provision of the articles pertaining to (1) a change of name of Nicholas Financial-Canada, or (2) the creation, variance or removal of any special rights or restrictions attaching to the existing shares of Nicholas Financial-Canada. The Articles of Nicholas Financial-Canada provide that if the BCBCA does not specify the type of resolution, and the Articles do not specify another type of resolution, then generally Nicholas Financial-Canada may alter its articles by an ordinary resolution, being a simple majority of the votes cast at any meeting of shareholders. Nicholas Financial-Canada may also consolidate its issued or unissued shares, or subdivide its share capital (other than by a stock dividend), by ordinary resolution. In addition, Nicholas Financial-Canada's Articles permit Nicholas Financial-Canada's board of directors by directors' resolution to (1) create one or more classes or series of shares, or if none of the shares of a class or series of shares are issued, eliminate that class or series of shares, (2) increase, reduce or eliminate the maximum number of shares that Nicholas Financial-Canada is authorized to issue, (3) subdivide all or any unissued or fully paid issued shares by way of a stock dividend, (4) change any of its unissued or fully paid issued shares without par value into shares with par value, (5) alter the identifying names of any of its shares, or (6) otherwise alter its shares or authorized share capital when required or permitted to do so by the BCBCA. Where any alteration of the Articles would on becoming effective render information in the Notice of Articles incomplete or incorrect or alter the special rights or restrictions attached to any shares, Nicholas Financial-Canada must: (a) note on the authorizing resolution that the alteration to the articles does not take effect until the Notice of Articles is altered; (b) deposit of the resolution at the company's record's office; and (c) file a Form 11 notice of alteration to reflect the alteration.	As permitted by the MGCL, Prospect's board of directors has the exclusive power to alter, amend or repeal any provision of its bylaws and to make new bylaws.

Nicholas Financial-Canada	Prospect
Voting Rights and Required Vote Generally

The BCBCA provides that unless otherwise provided in the articles of a company, each shareholder is entitled to one vote for each share held by such shareholder. As a result, each Nicholas Financial-Canada Common Share carries the right to one vote at all meetings of the its shareholders. The Nicholas Financial-Canada's Articles further provide that all matters brought before a shareholders' meeting require the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the shareholders' meeting at which a quorum is present, unless the question is one upon which by express provision of statute or the Articles, a special resolution is required. In the case of Nicholas Financial-Canada, a special resolution means an affirmative vote of at least 3/4 of the votes cast on the resolution at a duly convened meeting, where notice of the meeting specifying the intention to propose the resolution as a special resolution has been sent to all shareholders at least 21 days before the meeting.
The MGCL provides that, unless the charter provides otherwise, each share is entitled to one vote. Prospect's bylaws provide that a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before the meeting, unless a greater or lesser vote is required by statute or by the charter of Prospect, in which case such other requirement shall apply.

Nicholas Financial-Canada	Prospect
Notice of Shareholders' Meeting

As permitted under the BCBCA, the Articles of Nicholas Financial-Canada provide that written notice of an annual or special meeting must be served upon or mailed to each shareholder entitled to vote at such meeting at least 21 days prior to the meeting. Such notice must state the location, date and time of the meeting. A notice of a special meeting must state the general nature of the special business, and if the special business includes considering, approving, ratifying, adopting or authorizing any document, have attached to it a copy of the document or state the location, dates and times that a copy of the document will be available for inspection by shareholders. The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of the shareholders. The record date must not precede the meeting date by more than two months or, in the case of a meeting requisitioned by shareholders under the BCBCA, by more than four months, and by not fewer than 21 days before the date of the meeting. If no record date is set, then the record date is 5 pm on the day immediately preceding the first date on which notice is sent.
As permitted under the MGCL, Prospect's bylaws provide that written or printed notice of an annual or special meeting must be given to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting, at least 10 but not more than 90 days prior to the meeting. The notice must state the time and place of the meeting and, in the case of a special meeting, the purpose for which the meeting is called.
Quorum for Meeting of Shareholders

The Articles of Nicholas Financial-Canada provide that a quorum for a shareholders' meeting consists of at least two shareholders or proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder, holding at least 33 1/3% of the total issued and outstanding shares of Nicholas Financial-Canada on the record date for the meeting.
As permitted by the MGCL, Prospect's bylaws provide that a quorum for a stockholders meeting consists of the presence in person or by proxy of the holders of shares entitled to cast a majority of votes entitled to be cast, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each class on such a matter will constitute a quorum.

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Shareholder Action by Written Consent

The BCBCA provides that any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action taken, is signed by the requisite number of holders of the total issued and outstanding shares. For any matter requiring approval by an ordinary resolution of a simple majority vote of the shareholders at a duly called and constituted meeting, the written consent resolution must be submitted to all shareholders and signed by shareholders who in the aggregate hold sufficient shares for a special majority of the votes entitled to be cast on the resolution (i.e., in the case of Nicholas Financial-Canada, at least three-quarters of the total issued and outstanding shares), and in the case of any other resolution, must be a unanimous resolution, signed by all of the shareholders. The BCBCA does not set out any restrictions on the form of the written consent resolution, its date of delivery, or the timing of its effectiveness.
Under the MGCL, stockholder consent to action in lieu of a meeting must be given in writing or by electronic transmission by the holders of all outstanding shares entitled to vote on the matter (unless the charter provides otherwise) and filed in paper or electronic form with the records of the stockholders' meetings. In addition, unless the charter requires otherwise, the holders of any class of stock, other than common stock entitled to vote generally in the election of directors, may take action or consent to any action by delivering, in writing or by electronic transmission, consent of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders' meeting if the corporation gives notice of the action to each holder of the class of stock not later than 10 days after the effective time of the action.
A written consent may not take effect unless written consents signed by a sufficient number of stockholders to take action are delivered to the corporation within 60 days after the date of the earliest consent.
Special Meetings of Shareholders

The Articles of Nicholas Financial-Canada provide that special meetings of the shareholders may be called by the board of directors. The BCBCA permits shareholders holding at least 5% of the total issued and outstanding shares to requisition shareholder meetings. Upon receiving a shareholder requisition stating in 1,000 words or less the business to be transacted, the directors must send notice of a general meeting to be held within four months from the date the requisition was received to transact the business stated in the requisition. If the directors do not send the notice of meeting within 21 days after the date the requisition was received, then the requisitioning shareholders may send notice of the general meeting to be held to transact the business stated in the requisition. As for shareholder proposals, the BCBCA contains provisions for determining the validity of shareholder requisitions, and also provides for numerous exceptions to the requirement that the company send notice of a requisitioned general meeting.
As permitted by the MGCL, Prospect's bylaws provide that special meetings of stockholders may be called by each of the chairman of the board of directors, the chief executive officer, the president, and the board of directors. Additionally, Prospect's bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of Prospect upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

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Voting Rights in Extraordinary Transactions

The BCBCA generally requires that any amalgamation, arrangement or sale of all or substantially all the assets of a company be approved by special resolution of the shareholders, which in the case of Nicholas Financial-Canada means the affirmative vote of at least 3/4 of the votes cast on the resolution at a duly convened meeting, where notice of the meeting specifying the intention to propose the resolution as a special resolution has been sent to all shareholders at least 21 days before the meeting.
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Prospect's charter generally provides for approval of charter amendments and extraordinary transactions by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Prospect's charter also provides that certain charter amendments and any proposal for Prospect's conversion, whether by merger or otherwise, from a closed-end company to an open-end company, or any proposal for its liquidation or dissolution requires the affirmative vote of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of Prospect's continuing directors (in addition to approval by the board of directors), such amendment or proposal may be approved by the affirmative vote of a majority of the votes entitled to be cast on such matter. The "continuing directors" are defined in Prospect's charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

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Dissent or Appraisal Rights

Under the BCBCA, or pursuant to a court order, a shareholder of a British Columbia company who has not voted in favor of, nor consented in writing to, an amalgamation or arrangement in which the company is participating generally has the right to dissent and receive payment of the fair value of the dissenting shareholder's shares, subject to specified procedural requirements either pursuant to the BCBCA or any applicable court order.

Under the BCBCA and court order, dissent rights are available under the arrangement for Nicholas Financial-Canada shareholders and optionholders. See "The Special Meeting—Dissent Rights" for additional information.
Under the MGCL, stockholders of any Maryland corporation have the right to demand and to receive payment of the fair value of their stock in the event of (1) a merger or consolidation, (2) a share exchange, (3) a transfer of all or substantially all of a corporation's assets, (4) a charter amendment altering contract rights of outstanding stock and substantially adversely affects the stockholder's rights (unless the right to do so is reserved in the charter) or (5) certain business combinations. The right to fair value does not apply if: (1) the stock is listed on a national securities exchange; (2) the stock is that of the successor in certain mergers; (3) the stock is not entitled to be voted on the transaction or the stockholder did not own the stock on the record date for determining stockholders entitled to vote on the transaction; (4) the charter provides that the holders of the stock are not entitled to exercise the rights of an objective stockholder; or (5) the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the stock is valued in the transaction at its net asset value.

Except with respect to appraisal rights arising in connection with the Control Share Act (if then applicable to Prospect), as permitted by the MGCL, Prospect's charter provides that stockholders will not be entitled to exercise appraisal rights.

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Shareholder Inspection of Corporate Records

The BCBCA provides that any person may apply in writing to the company or to a person who has custody or control of a central securities register for a list setting out the names and addresses of the shareholders and the number of shares held by each, provided that the application includes an affidavit stating the name and address of the applicant and stating that the list will not be used except in connection with an effort to influence the voting of the shareholders of the company, acquire or sell securities of the company, effect an amalgamation or similar process involving the company or a reorganization of the company, requisition a meeting of the shareholders, or identify the shareholders of an unlimited liability company. Promptly after receipt of the application, the company or person who has custody or control of the central securities register must provide to the applicant the requested list made up to a date not more than 14 days before the date of the application. The BCBCA also provides that a company's shareholders may inspect the other books and records of the company, and make copies upon payment of a reasonable copying fee, other than records relating to the minutes of the meetings of directors, resolutions or consent resolutions of the directors, or written dissents of the directors.
Under the MGCL, any stockholder of a Maryland corporation may make a written request to inspect and copy the bylaws, minutes, annual reports and voting trust agreements or file at the corporation's principal office. Any stockholder of a Maryland corporation other than an open-end investment company may also make a written request for a statement by the corporation showing all stock and securities issued and consideration received by the corporation within the preceding 12 months. One or more persons who together are, and for at least six months have been, stockholders of record of at least five percent of the outstanding stock of any class of a Maryland corporation may (1) inspect and copy the corporation's books of account and its stock ledger during usual business hours, upon written request, (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (3) in the case of any corporation which does not maintain a stock ledger at its principal office, present to any officer or resident agent of the corporation a written request of a list of its stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within 20 days after the request is made, the corporation will prepare this information and have it available on file at its principal office.

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Shareholder Proposals

The BCBCA provides that qualified shareholders may make signed written proposals not exceeding 1,000 words in length for consideration at any annual general meeting. A qualified shareholder is a registered or beneficial owner of voting shares, who has held such shares for an uninterrupted period of at least two years prior to the date of signing the proposal. Upon receipt of a shareholder proposal at least three months in advance of the anniversary of the date of the previous year's annual general meeting, the company must send the proposal, together with any supporting statement to all shareholders entitled to notice of the meeting. The BCBCA sets forth detailed rules with respect to determining the validity of proposals, and also provides for numerous exceptions to the requirement that the company include a proposal with its notice of annual general meeting, such as, for example, if the proposal clearly does not relate in a significant way to the business or affairs of the company, or it clearly appears that the primary purpose of the proposal is securing publicity or enforcing a personal claim or addressing a personal grievance.
Prospect's bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting.
To be timely, notices must be delivered to the secretary at Prospect's principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided that if the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must include, among other things, a description of the business that the stockholder proposes to bring, the reason for proposing such business, and any material interest in the business of any stockholder. The notice must also include the class, series and number of all shares of stock of the stockholder providing notice; the name and address, if different, of certain associated persons; and to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal.

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Number of Directors on Board

The BCBCA provides that a public company's board of directors must consist of at least three individuals, with the number fixed by, or in the manner provided in, the articles, in which case a change in the number of directors shall be made only by amendment of the articles. The BCBCA further provides that directors need not be shareholders of the company. Nicholas Financial-Canada's Articles provide that the number of directors will not be fewer than 5 or greater than 11 at any time.
As permitted by the MGCL, Prospect's charter provides that the number of directors will be set only by the board of directors in accordance with its bylaws. Prospect's bylaws provide that a majority of the entire board of directors may at any time increase or decrease the number of directors. However, unless Prospect's bylaws are amended, the number of directors may never be less than three nor more than eight.
Classification of Directors

The BCBCA permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year. Nicholas Financial-Canada's Articles do not provide for separate classes of directors. Nicholas Financial-Canada's Articles provide that the term of office of a director expires immediately before the date of the third annual general meeting of the shareholders, after the date of election or appointment of the director, but each director is eligible for re-election or re-appointment. As a result, the dates of election or re-election of some directors of Nicholas Financial-Canada are staggered from the others, depending on their dates of election or appointment.
The MGCL provides that a corporation may divide the directors into classes and may provide for a term of office which may not be more than five years. The term of at least one class of directors, however, must expire each year.
Prospect's board of directors is divided into three classes of directors serving staggered three-year terms. Each year one class of directors is elected to the board of directors by the stockholders.

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Nomination and Election of Directors

As permitted by the BCBCA, Nicholas Financial-Canada's Articles provide that nominations of persons for election to the board of directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors, by the board of directors or by any shareholder who is a shareholder of record for the meeting.

The BCBCA further provides that unless a company's articles otherwise provide, directors of a company are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election at a shareholders meeting at which a quorum is present (i.e., the nominees for director receiving the highest number of affirmative votes, up to the number of directors to be elected, are elected). If the articles so provide, as Nicholas Financial-Canada's Articles do permit, the directors may appoint additional directors, provided that any additional directors so appointed do not exceed one-third of the number of current directors who were elected or appointed by the shareholders.

An annual meeting of stockholders shall be held for the election of directors.
Nominations of persons for election to the board of directors at an annual meeting may be made by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws, provided that the board of directors has determined that directors will be elected at the meeting. To be timely, notices must be delivered to the secretary at Prospect's principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided that if the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must include, among other things, as to each individual being nominated, the name, age, business address and residence address of such individual; the class, series and number of any shares of stock of the individual; the date such shares were acquired and the investment intent of the acquisition; whether the stockholder believes the individual is an interested person of Prospect; and all other information relating to the individual that is required to be disclosed in solicitation of proxies. The notice must also include, as to the stockholder, all other information normally required for a stockholder proposal.

Prospect's bylaws provide that each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

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Removal of Directors

As permitted by the BCBCA and the Articles of Nicholas Financial-Canada, any director may be removed from office at any time, by special resolution of the shareholders, which in the case of Nicholas Financial-Canada means the affirmative vote of at least 3/4 of the votes cast on the resolution at a duly convened meeting, where notice of the meeting specifying the intention to propose the resolution as a special resolution has been sent to all shareholders at least 21 days before the meeting.
As permitted by the MGCL, Prospect's charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Vacancies on Board

As permitted by the BCBCA, Nicholas Financial-Canada's Articles provide that the board of directors is expressly authorized to appoint an additional director to fill any casual vacancy on the board of directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause, and such appointees will hold office for the remainder of the full term of the director in which the casual vacancy occurred and until such director's successor has been elected at any subsequent meeting.
As permitted by the MGCL, Prospect's charter provides that, at such time as it has three independent directors and its common stock is registered under the Exchange Act, it elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

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Limitation on Personal Liability of Directors

Subject to the provisions of any other enactment or rule of law or equity relating to the duties and liabilities of directors and officers of a company, a director or officer of a company who, when exercising the powers and performing the functions of a director or officer, as the case may be, acts in accordance with the standard of care described in section 142(1) of the BCBCA, has no further liability under the BCBCA by reason of having been a director or officer of a company.

In addition, pursuant to the BCBCA, and except for a material interest of a director or senior officer in a material contract or transaction to the company (see the discussion below under "—Interested Director Transactions"), a director or senior officer of a company has no obligation to disclose any direct or indirect interest in any contract or transaction, or account to the company for any profit, as a result of a contract or transaction in which the director or officer has a disclosable interest.
Pursuant to the BCBCA, a director of a company is not liable for authorizing certain payments for compensation to any person, commissions or discounts, dividends, redemptions of shares, or the indemnification of any person, if the director relied in good faith on (1) the financial statements of the company, (2) a written report of a lawyer, accountant, engineer, appraiser or other person, (3) a statement of fact represented to the director by an officer of the company to be correct, or (4) any record, information, or representation that the court considers provides reasonable grounds for the actions of the director, and whether or not the record was forged, or the record, information or representation was fraudulently made or inaccurate. Further, a director is not liable under the BCBCA, if the director did not know and could not reasonably have known that the act done by the director, or authorized by resolution voted or consented to by the director, was contrary to the BCBCA.
Pursuant to the MGCL, a corporation may, in its charter, eliminate or limit a director's (and an officer's) personal liability to the corporation and its stockholders for monetary damages with certain exceptions. A director who performs his or her duties in accordance with the standard of conduct described in the MGCL has no liability by reason of being or having been a director of a corporation. Furthermore, a corporations' charter may either expand or limit directors' and officers' liability to the corporation or stockholders. The only exceptions to the liability limitation permitted in the charter are (a) actual receipt of an improper benefit of profit in money, property or services and (b) active and deliberate dishonesty established by a final judgment as material to the cause of action. The corporation may only limit liability for monetary damages in suits by the corporation or the stockholders (and not by third parties) and may not limit the availability of equitable remedies.

Prospect has, to the fullest extent possible under Maryland law, limited the liability of its directors and officers.

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Indemnification of Officers and Directors

Under the BCBCA and Nicholas Financial-Canada's Articles, Nicholas Financial-Canada must indemnify a director, officer, or former director or officer, or any alternate director (an "eligible party"), and his or her heirs and legal representatives, from liability arising from any proceedings arising by reason of the eligible party being or having been a director or officer of the company (an "eligible proceeding"). The BCBCA does not generally permit the indemnification of an eligible party where the eligible party did not act honestly and in good faith with a view to the best interests of the company, or in criminal proceedings where the eligible party did not have reasonable grounds for believing that the eligible party's conduct was lawful. Under the BCBCA, a company must indemnify its present or former directors and officers against expenses (including solicitors' or attorneys' fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any eligible proceeding brought against him or her by reason of the fact that he or she is or was a director or officer of the company. Further, under the BCBCA, a company may pay, as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of that proceeding, provided that the eligible party first provides to the company a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by the BCBCA, the eligible party will repay the amounts advanced.
The MGCL requires a corporation (unless its charter provides otherwise, which Prospect's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

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Prospect's charter authorizes, and Prospect's bylaws obligate, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, Prospect to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Prospect will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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Interested Director Transactions

The BCBCA generally permits transactions involving a company and an interested director or senior officer of that company, in the following circumstances. Under the BCBCA, all directors and senior officers must disclose material interests in material contracts or transactions with the company. The requirement to disclose must therefore meet a "two-pronged" materiality test: (1) the interest must be material, directly or indirectly, to the director or senior officer; and (2) the contract or transaction must be material to the company. In addition, directors and senior officers are required to disclose interests if they are directors or senior officers of another person, which has a material interest in the contract or transaction. The BCBCA does not specify the time when such disclosure must be made, nor is there any particular form specified for disclosure, aside from the requirement that it be made in writing. Any disclosure must be evidenced in a consent resolution, the minutes of a meeting or a written disclosure delivered to the company's records office. Once the appropriate disclosure has been made, then the transaction must be approved by the non-interested directors or by special resolution of the shareholders. Unless the interested director or senior officer properly discloses his interest and has the transaction properly approved, the person remains liable to account to the company for any profit made as a result of the transaction. However, even if these steps are not taken, the director or senior officer may still be relieved of the obligation to account for profits by a court, if the court finds that the transaction was fair and reasonable to the company. A director or senior officer does not have a disclosable interest and is not required to abstain from voting in respect of a contract relating to the remuneration of the director or senior officer in that person's capacity as a director, senior officer, employee or agent of the company or any affiliate.
Pursuant to the MGCL, no contract or transaction is void solely because of the common directorship or interest, or because a director, having a financial interest in a matter, is present at the meeting at which the matter is ratified or votes for such matter at said meeting, if: (1) the material facts are made known to the other directors and the contract or transaction is approved by a majority of disinterested directors although less than a quorum; (2) the material facts are made known to stockholders and the contract or transaction is approved by a majority of votes cast by disinterested stockholders; or (3) the contract or transaction is reasonable to the corporation. Maryland also provides that directors of investment companies (as defined by the 1940 Act) making any decision or taking any action as directors are deemed independent and disinterested unless they fit the definition of "interested person" set forth in the 1940 Act. The 1940 Act specifically provides that a person is not interested solely by reason of being a director, owner of securities or family member of a director or owner of securities.

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Appointment and Removal of Officers

As permitted by the BCBCA, Nicholas Financial-Canada's Articles provide that Nicholas Financial-Canada's officers will be appointed by the board of directors and serve at the pleasure of the directors. The directors may determine the functions and duties of the officers. The officers will be elected annually at the first meeting of the board of directors held after each annual meeting of the shareholders. Any Nicholas Financial-Canada officer can be removed, either with or without cause, at any time, by the board of directors.
As permitted by the MGCL, Prospect's bylaws provides that Prospect's officers shall include a president, secretary and treasurer and may include a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. The officers shall be elected annually by the board of directors. Any officer can be removed, either with or without cause, at any time, by the board of directors.

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Control Share Acquisition Statutes

The Company is not a reporting issuer in Canada, and as a result, Canadian securities legislation is generally not applicable to the Company in respect of the distribution or trading of its securities outside of Canada. There are no provisions under either the BCBCA or the Company's Articles that limit or restrict the voting of Company shares by any person.
The MGCL under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•  one-tenth or more but less than one-third;
•  one-third or more but less than a majority; or
•  a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been

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approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in Prospect's bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Prospect's bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of its shares of stock.

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Dividends and Stock Repurchases

The BCBCA provides that, subject to any restrictions in a company's articles, dividends may be declared and paid from the company's profits, capital or otherwise by issuing shares or warrants by way of dividend, or in property, including money. Dividends may not be declared, however, where there are reasonable grounds for believing that the company is insolvent or the payment of the dividend would render the company insolvent. Furthermore, the BCBCA generally provides that a company may redeem or repurchase its shares, however, a company must not redeem or repurchase any if its shares if there are reasonable grounds for believing that the company is insolvent or the redemption or repurchase would render the company insolvent. The Nicholas Financial-Canada Articles state that the right of the holders of Common Shares to receive dividends is subject to the rights of the shareholders holding shares with special rights as to dividends.

The arrangement agreement provides that Prospect consent in writing to any of the foregoing actions, including the declaration and payment of dividends.
Maryland permits a corporation, subject to any restriction in its charter, to make any distribution (including a purchase or redemption of shares) authorized by the board of directors if, after the distribution, the corporation would not be insolvent in either the "equity sense" (inability to pay debts as they become due in the usual course) or the "balance sheet sense" (assets being less than the sum of liabilities plus, unless the charter provides otherwise, senior liquidation preferences) unless a distribution is made from (i) the net earnings of the corporation for the fiscal year in which the distribution is made, (ii) the net earnings of the corporation for the preceding fiscal year, or (iii) the sum of net earnings of the corporation for the preceding eight fiscal quarters. In addition, for purposes of determining compliance with the insolvency tests, Maryland permits assets to be valued on the basis of a "fair valuation" of the assets or upon any other "reasonable" method rather than limiting application of the tests to the financial statements. The corporation may make a distribution in money or in any other property of the corporation.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Prospect's cash and securities are held under custody agreements with U.S. Bank National Association, Israeli Discount Bank of New York Ltd. and Fifth Third Bank. The addresses of the custodians are: U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Prospect Capital Corporation Custody Account Administrator, facsimile: (866) 350-1430; Israeli Discount Bank of New York Ltd., 511 Fifth Avenue, New York, NY 10017, Attention: Prospect Capital Corporation, Account Administrator, facsimile: (718) 761-3433; and Fifth Third Bank, 38 Fountain Square Plaza, MD1090CD, Cincinnati, OH, 45263, Attention: Prospect Capital Corporation Custody Account Administrator, facsimile: (513) 358-6622. American Stock Transfer & Trust Company acts as Prospect's transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since Prospect generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of its business. Prospect has not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by Prospect's board of directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of Prospect's portfolio transactions and the allocation of brokerage commissions.

        Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Prospect, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, Prospect will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and Prospect and any other clients. In return for such services, Prospect may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

        The validity of Prospect's common stock to be issued in connection with the arrangement will be passed upon for Prospect by Venable LLP.

INDEPENDENT REGISTERED ACCOUNTING FIRM

        BDO USA, LLP is the independent registered public accounting firm of Prospect. The address of BDO USA, LLP is 100 Park Avenue, New York, NY 10017.

OTHER MATTERS

        Under the BCBCA and Nicholas Financial-Canada's Articles, business to be conducted at a special meeting of shareholders may only be brought before the meeting pursuant to a notice of meeting. Under the BCBCA and Nicholas Financial-Canada's Articles, only the matters stated in the notice of special meeting will be presented for action at the special meeting or at any postponement or adjournment of the special meeting.

        Nicholas Financial-Canada will hold its next annual general meeting of shareholders on May 1, 2014, if the arrangement is not completed on or before such date.

 WHERE YOU CAN FIND MORE INFORMATION

        Prospect has filed with the SEC a registration statement on Form N-14 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about Prospect and the securities being offered by this prospectus.

        Prospect and Nicholas Financial-Canada file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can inspect any materials filed by Prospect and Nicholas Financial-Canada with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.

        The information Prospect files with the SEC is available free of charge by contacting it at 10 East 40th Street, 44th Floor, New York, NY 10016, or by telephone at (212) 448-0702 or on its website at www.prospectstreet.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including Prospect, that file such information electronically with the SEC. The address of the SEC's website is www.sec.gov. Information contained on Prospect's website or on the SEC's website about Prospect is not incorporated into this prospectus and you should not consider information contained on Prospect's website or on the SEC's website to be part of this prospectus.

        The information Nicholas Financial-Canada files with the SEC is available free of charge by contacting it at 2454 McMullen Booth Road, Building C, Clearwater, FL 33759, or by telephone at (727) 726-0763 or on its website at www.nicholasfinancial.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including Nicholas Financial-Canada, that file such information electronically with the SEC. The address of the SEC's website is www.sec.gov. Information contained on Nicholas Financial-Canada's website or on the SEC's website about Nicholas Financial-Canada is not incorporated into this prospectus and you should not consider information contained on Nicholas Financial-Canada's website or on the SEC's website to be part of this prospectus.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2013 and June 30, 2013

(in thousands, except share and per share data)

	September 30, 2013	June 30, 2013
	(Unaudited)	(Audited)
Assets (Note 4)
Investments at fair value:
Control investments (amortized cost of $970,400 and $830,151, respectively)	$947,572	$811,634
Affiliate investments (amortized cost of $49,324 and $49,189, respectively)	37,425	42,443
Non-control/Non-affiliate investments (amortized cost of $3,622,564 and $3,376,438, respectively)	3,568,139	3,318,775

Total investments at fair value (amortized cost of $4,642,288 and $4,255,778, respectively) (Note 3)	4,553,136	4,172,852

Investments in money market funds	151,995	143,262
Cash	10,399	59,974
Receivables for:
Interest, net	21,470	22,863
Other	1,995	4,397
Prepaid expenses	382	540
Deferred financing costs	44,194	44,329

Total Assets	4,783,571	4,448,217

Liabilities
Credit facility payable (Notes 4 and 8)	69,000	124,000
Senior convertible notes (Notes 5 and 8)	847,500	847,500
Senior unsecured notes (Notes 6 and 8)	347,762	347,725
Prospect Capital InterNotes® (Notes 7 and 8)	461,977	363,777
Due to broker	87,662	43,588
Dividends payable	29,916	27,299
Due to Prospect Administration (Note 12)	55	1,366
Due to Prospect Capital Management (Note 12)	1,734	5,324
Accrued expenses	3,000	2,345
Interest payable	18,687	24,384
Other liabilities	6,523	4,415

Total Liabilities	1,873,816	1,791,723

Net Assets	$2,909,755	$2,656,494

Components of Net Assets
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 271,404,289 and 247,836,965 issued and outstanding, respectively) (Note 9)	$271	$248
Paid-in capital in excess of par (Note 9)	2,999,878	2,739,864
Undistributed net investment income	72,745	77,084
Accumulated realized losses on investments	(73,987)	(77,776)
Unrealized depreciation on investments	(89,152)	(82,926)

Net Assets	$2,909,755	$2,656,494

Net Asset Value Per Share (Note 14)	$10.72	$10.72

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

For The Three Months Ended September 30, 2013 and 2012

(in thousands, except share and per share data)

(Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Investment Income
Interest income:
Control investments	$32,633	$17,919
Affiliate investments	1,496	1,651
Non-control/Non-affiliate investments	78,112	45,027
CLO Fund securities	26,180	13,713

Total interest income	138,421	78,310

Dividend income:
Control investments	7,075	33,250
Non-control/Non-affiliate investments	3	2,955
Money market funds	11	3

Total dividend income	7,089	36,208

Other income: (Note 10)
Control investments	9,221	2
Affiliate investments	2	8
Non-control/Non-affiliate investments	6,301	9,108

Total other income	15,524	9,118

Total Investment Income	161,034	123,636

Operating Expenses
Investment advisory fees:
Base management fee (Note 12)	23,045	13,228
Income incentive fee (Note 12)	20,584	18,507

Total investment advisory fees	43,629	31,735

Interest and credit facility expenses	27,407	13,511
Legal fees	219	622
Valuation services	439	376
Audit, compliance and tax related fees	623	432
Allocation of overhead from Prospect Administration (Note 12)	3,986	2,184
Insurance expense	93	93
Directors' fees	75	75
Excise tax	1,000	—
Other general and administrative expenses	1,226	581

Total Operating Expenses	78,697	49,609

Net Investment Income	82,337	74,027

Net realized gain on investments (Note 3)	3,789	1,775
Net change in unrealized depreciation on investments (Note 3)	(6,226)	(28,553)

Net Increase in Net Assets Resulting from Operations	$79,900	$47,249

Net increase in net assets resulting from operations per share (Notes 11 and 15)	$0.31	$0.29

Dividends declared per share	$0.33	$0.30

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For The Three Months Ended September 30, 2013 and 2012

(in thousands, except share data)

(Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Increase in Net Assets from Operations:
Net investment income	$82,337	$74,027
Net realized gain on investments	3,789	1,775
Net change in unrealized depreciation on investments	(6,226)	(28,553)

Net Increase in Net Assets Resulting from Operations	79,900	47,249

Dividends to Shareholders:
Distribution of net investment income	(86,676)	(51,380)
Distribution of return of capital	—	—

Total Dividends to Shareholders	(86,676)	(51,380)

Capital Share Transactions:
Proceeds from capital shares sold, net of underwriting costs	256,836	372,083
Less: Offering costs of public share offerings	(793)	(631)
Reinvestment of dividends	3,994	4,031

Net Increase in Net Assets Resulting from Capital Share Transactions	260,037	375,483

Total Increase in Net Assets	253,261	371,352
Net assets at beginning of period	2,656,494	1,511,974

Net Assets at End of Period	$2,909,755	$1,883,326

Capital Share Activity:
Shares sold	21,293,338	33,161,977
Shares issued to acquire controlled investments	1,918,342	—
Shares issued through reinvestment of dividends	355,644	355,871

Net increase in capital share activity	23,567,324	33,517,848
Shares outstanding at beginning of period	247,836,965	139,633,870

Shares Outstanding at End of Period	271,404,289	173,151,718

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Three Months Ended September 30, 2013 and 2012

(in thousands, except share data)

(Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$79,900	$47,249
Net realized gain on investments	(3,789)	(1,775)
Net change in unrealized depreciation on investments	6,226	28,553
Amortization of discounts and premiums, net	9,954	(6,708)
Amortization of deferred financing costs	2,471	1,774
Payment-in-kind interest	(4,581)	(1,873)
Structuring fees	(8,660)	(8,959)
Change in operating assets and liabilities
Payments for purchases of investments	(522,595)	(737,105)
Proceeds from sale of investments and collection of investment principal	164,167	158,123
Net increase of investments in money market funds	(8,733)	(63,789)
Decrease (increase) in interest receivable, net	1,393	(17,150)
Decrease in other receivables	2,402	10
Increase (decrease) in prepaid expenses	158	(458)
Increase in due to broker	44,074	101,213
Decrease in due to Prospect Administration	(1,311)	(348)
(Decrease) increase in due to Prospect Capital Management	(3,590)	3,822
Increase in accrued expenses	655	4,615
Decrease in interest payable	(5,697)	—
Increase in other liabilities	2,108	1,393

Net Cash Used In Operating Activities	(245,448)	(491,413)

Cash Flows from Financing Activities:
Borrowings under credit facility (Note 4)	96,000	58,000
Principal payments under credit facility (Note 4)	(151,000)	(154,000)
Issuance of Senior Convertible Notes (Note 5)	—	200,000
Issuance of Prospect Capital InterNotes® (Note 7)	98,200	67,879
Financing costs paid and deferred	(2,300)	(8,424)
Proceeds from issuance of common stock, net of underwriting costs	235,830	372,083
Offering costs from issuance of common stock	(793)	(631)
Dividends paid	(80,064)	(43,932)

Net Cash Provided By Financing Activities	195,873	490,975

Total Decrease in Cash	(49,575)	(438)
Cash balance at beginning of period	59,974	2,825

Cash Balance at End of Period	$10,399	$2,387

Cash Paid For Interest	$30,165	$6,983

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$3,994	$4,031

Amount of shares issued in conjunction with controlled investments	$21,006	$—

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3), (4)	$28,600	$28,600	$28,600	1.0%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.4%
		Convertible Preferred Stock (9,919.684 shares)		9,920	8,920	0.3%
		Common Stock (100 shares)		—	1,391	0.1%

				51,020	51,411	1.8%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(4)	19,636	19,636	19,636	0.7%
		Subordinated Unsecured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 3/30/2018)(4)	20,008	20,008	8,448	0.3%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				45,701	28,084	1.0%

APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Secured Note (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 10/24/2020)(4)	127,374	127,374	127,374	4.4%
		Common Stock (148,951 shares)		26,648	26,648	0.9%

				154,022	154,022	5.3%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,150 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4), (25)	1,150	1,095	562	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,501	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,839	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,303	562	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
CCPI Holdings Inc.(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)(3)	$17,550	$17,550	$17,550	0.6%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,933	7,933	7,933	0.3%
		Common Stock (100 shares)		8,581	8,012	0.3%
		Net Revenue Interest (4% of Net Revenue)		—	428	0.0%

				34,064	33,923	1.2%

CP Holdings of Delaware LLC(38)	Oklahoma / Oil & Gas Production	Senior Secured Note (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 8/2/2018)(4)	58,773	58,773	58,773	2.0%
		Senior Secured Note (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor), due 8/2/2018)(4)	22,500	22,500	22,500	0.8%
		Common Stock (100 shares)		12,741	10,750	0.4%

				94,014	92,023	3.2%

Credit Central Holdings of Delaware, LLC(22), (34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility—$60,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2022)(4), (25)	38,082	38,082	38,082	1.3%
		Common Stock (100 shares)		9,581	12,237	0.4%
		Net Revenue Interest (5% of Net Revenue)		—	3,040	0.1%

				47,663	53,359	1.8%

Energy Solutions Holdings, Inc.(8)	Texas / Energy	Junior Secured Note (18.00%, due 12/12/2016)	4,250	4,250	4,250	0.2%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due)(4)	14,048	12,504	9,750	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Common Stock (100 shares)		8,318	6,090	0.2%

				30,021	23,590	0.8%

First Tower Holdings of Delaware, LLC (22), (29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4), (25)	264,760	264,760	264,760	9.1%
		Common Stock (83,729,323 shares)		43,193	34,937	1.2%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	13,976	0.5%

				307,953	313,673	10.8%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, past due)	$1,688	$1,686	$—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	0.0%
		Common Stock (1,000 shares)		975	—	0.0%

				3,831	—	0.0%

Manx Energy, Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	500	500	413	0.0%
		Preferred Stock (6,635 shares)		—	—	0.0%
		Common Stock (17,082 shares)		—	—	0.0%

				500	413	0.0%

MITY Holdings of Delaware Inc.(17)	Utah / Durable Consumer Products	Senior Secured Note (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 9/19/2019)(4)	22,792	22,792	22,792	0.8%
		Senior Secured Note (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(4)	18,250	18,250	18,250	0.6%
		Common Stock (100 shares)		6,943	6,943	0.2%

				47,985	47,985	1.6%

Nationwide Acceptance Holdings, LLC (22), (36)	Illinois / Consumer Finance	Senior Secured Revolving Credit Facility—$30,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 1/31/2023)(4), (25)	21,308	21,308	21,308	0.7%
		Membership Units (100 shares)		3,843	3,843	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	1,869	0.1%

				25,151	27,020	0.9%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	16,000	16,000	10,727	0.4%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	—	0.0%
		Series A Preferred Stock (4,400 shares)		4,400	—	0.0%

				23,200	10,727	0.4%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3), (4)	32,750	32,750	32,750	1.1%
		Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,754	0.2%
		Common Stock (545,107 shares)		5,087	18,409	0.7%

				39,519	57,913	2.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	$34,846	$34,846	$33,533	1.2%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3), (4)	10,040	10,040	10,040	0.3%
		Common Stock (50,000 shares)		9,526	3,139	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	899	0.0%

				54,412	47,611	1.6%

Wolf Energy Holdings, Inc.(12), (37)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	22,000	—	4,210	0.2%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, past due)	2,698	2,000	474	0.0%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status, past due)	52	50	52	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	8,098	5,991	—	0.0%
		Common Stock (100 shares)		—	—	0.0%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	520	0.0%

				8,041	5,256	0.2%

Total Control Investments				970,400	947,572	32.6%

Affiliate Investments (5.00% to 24.99% voting control)(41)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3), (4)	29,400	29,400	29,400	1.0%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	1,805	0.1%
		Preferred Stock Series B (1,753.64 shares)(13)		579	384	0.0%

				32,279	31,589	1.1%

Boxercraft Incorporated(20)	Georgia / Textiles & Leather	Senior Secured Term Loan A (10.00% plus 1.00% PIK, due 9/15/2015)	1,717	1,717	1,717	0.1%
		Senior Secured Term Loan B (10.00% plus 1.00% PIK, due 9/15/2015)	4,905	4,905	3,801	0.1%
		Senior Secured Term Loan C (10.00% plus 1.00% PIK, due 9/15/2015)	2,377	2,377	—	0.0%
		Senior Secured Term Loan (10.00% plus 1.00% PIK, due 9/15/2015)	8,346	8,046	—	0.0%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%
		Warrants (1 warrant, expiring 8/31/2022)		—	—	0.0%

				17,045	5,518	0.2%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)(41)
Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		$—	$318	0.0%

				—	318	0.0%

Total Affiliate Investments				49,324	37,425	1.3%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		—	—	0.0%

				—	—	0.0%

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	6,904	7,000	0.2%

				6,904	7,000	0.2%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	570	0.0%

				396	570	0.0%

ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,772	12,000	0.4%

				11,772	12,000	0.4%

Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

American Broadband Holding Company and Cameron Holdings of NC, Inc.	North Carolina / Telecommunication Services	Senior Secured Term Loan B (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(4)	75,000	75,000	75,000	2.6%

				75,000	75,000	2.6%

American Gilsonite Company	Utah / Specialty Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.3%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	3,169	0.1%

				38,500	41,669	1.4%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	19,888	20,367	0.7%

				19,888	20,367	0.7%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,194	20,073	0.7%

				19,194	20,073	0.7%

Apidos CLO XI, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	36,157	38,528	1.3%

				36,157	38,528	1.3%

Apidos CLO XII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	43,710	41,339	1.4%

				43,710	41,339	1.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Apidos CLO XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$36,515	$36,515	$36,402	1.3%

				36,515	36,402	1.3%

Arctic Glacier U.S.A, Inc.(3), (4)	Minnesota / Food Products	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 11/10/2019)	150,000	150,000	150,000	5.2%

				150,000	150,000	5.2%

Armor Holding II LLC(16)	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3), (4)	7,000	6,864	6,864	0.2%

				6,864	6,864	0.2%

Atlantis Healthcare Group (Puerto Rico), Inc.(4)	Puerto Rico / Healthcare	Revolving Line of Credit—$7,000 Commitment (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2014)(25), (26)	2,000	2,000	2,000	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)	39,253	39,253	37,307	1.3%

				41,253	39,307	1.4%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	35,301	35,724	1.2%

				35,301	35,724	1.2%

Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	25,083	28,208	1.0%

				25,083	28,208	1.0%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	28,403	28,571	1.0%

				28,403	28,571	1.0%

Blue Coat Systems, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(4)	11,000	10,893	10,893	0.4%

				10,893	10,893	0.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.75% (LIBOR + 9.00% with 1.75% LIBOR floor), due 6/27/2018)(3), (4)	$99,000	$99,000	$99,000	3.4%

				99,000	99,000	3.4%

Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	24,235	25,162	0.9%

				24,235	25,162	0.9%

Byrider Systems Acquisition Corp.(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	10,972	10,972	10,855	0.4%

				10,972	10,855	0.4%

Caleel + Hayden, LLC(14), (31)	Colorado / Personal & Nondurable	Membership Units (13,220 shares)		—	147	0.0%
	Consumer Products	Escrow Receivable		—	89	0.0%

				—	236	0.0%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)	96,683	96,683	96,683	3.4%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)	100,000	100,000	100,000	3.4%

				196,683	196,683	6.8%

Cargo Airport Services USA, LLC	New York / Transportation	Common Equity (1.6 units)		1,639	1,833	0.1%

				1,639	1,833	0.1%

Cent 17 CLO Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	23,837	25,818	0.9%

				23,837	25,818	0.9%

CIFC Funding 2011-I, Ltd.(4), (22)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.27% (LIBOR + 5.00%), due 1/19/2023)	19,000	15,096	16,144	0.5%
		Unsecured Class E Notes (7.27% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,680	13,176	0.5%

				27,776	29,320	1.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
CIFC Funding 2013-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$44,100	$41,528	$42,852	1.5%

				41,528	42,852	1.5%

Cinedigm DC Holdings, LLC(4)	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	69,315	69,315	69,315	2.4%

				69,315	69,315	2.4%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	131	0.0%

				—	131	0.0%

Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,100	0.9%

				27,100	27,100	0.9%

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3), (4)	44,122	44,122	44,122	1.5%

				44,122	44,122	1.5%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3), (4)	70,731	70,731	70,731	2.4%

				70,731	70,731	2.4%

Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,837	12,000	0.4%

				11,837	12,000	0.4%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Edmentum, Inc. (f/k/a Archipelago Learning, Inc.)(4)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(3)	50,000	48,271	50,000	1.7%

				48,271	50,000	1.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
EIG Investors Corp.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 5/09/2020)(4), (16)	$22,000	$21,798	$22,000	0.8%

				21,798	22,000	0.8%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,353	14,180	0.5%

				15,353	14,180	0.5%

Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	10,506	10,506	10,717	0.4%

				10,506	10,717	0.4%

EXL Acquisition Corp.	South Carolina / Biotechnology	Escrow Receivable	—	—	14	0.0%

				—	14	0.0%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	135	0.0%

				—	135	0.0%

Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	227	0.0%

				—	227	0.0%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,742	18,000	0.6%

				17,742	18,000	0.6%

FPG, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(4)	21,125	21,125	20,822	0.7%
		Common Stock (5,638 shares)		27	13	0.0%

				21,152	20,835	0.7%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	20,506	23,346	0.8%

				20,506	23,346	0.8%

Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	32,307	31,750	1.1%

				32,307	31,750	1.1%

Galaxy XVI CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,575	20,945	20,484	0.7%

				20,945	20,484	0.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	$14,457	$14,137	$14,457	0.5%

				14,137	14,457	0.5%

GTP Operations, LLC (f/k/a CI (Transplace) Holdings, LLC)(4)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 6/11/2019)(3), (10)	114,425	114,425	114,425	3.9%

				114,425	114,425	3.9%

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(4)	41,213	41,213	12,998	0.4%

				41,213	12,998	0.4%

Halcyon Loan Advisors Funding 2012-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	21,685	23,596	0.8%

				21,685	23,596	0.8%

Halcyon Loan Advisors Funding 2013-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	40,400	42,890	39,564	1.4%

				42,890	39,564	1.4%

Hoffmaster Group, Inc.(4)	Wisconsin / Personal & Nondurable	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,837	19,122	0.7%
	Consumer Products	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	991	932	0.0%

				20,828	20,054	0.7%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,297	37,497	1.3%

				43,297	37,497	1.3%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,310	12,500	0.4%

				12,310	12,500	0.4%

ING IM CLO 2012-II, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,070	33,518	38,477	1.3%

				33,518	38,477	1.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ING IM CLO 2012-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$46,632	$42,614	$47,322	1.6%

				42,614	47,322	1.6%

ING IM CLO 2012-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	37,855	41,867	1.4%

				37,855	41,867	1.4%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3), (4)	22,506	22,506	22,506	0.8%

				22,506	22,506	0.8%

Interdent, Inc.(4)	California / Healthcare	Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)	53,131	53,131	53,131	1.8%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3)	55,000	55,000	55,000	1.9%

				108,131	108,131	3.7%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3), (4)	35,000	35,000	35,000	1.2%

				35,000	35,000	1.2%

LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit—$5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)(3)	36,797	36,797	36,797	1.3%

				36,797	36,797	1.3%

LCM XIV CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,500	26,161	25,732	0.9%

				26,161	25,732	0.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4), (25), (26)	$—	$—	$—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	2,665	2,665	2,665	0.1%
		Membership Interest (125 units)		216	256	0.0%

				2,881	2,921	0.1%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	31,110	26,061	27,703	1.0%

				26,061	27,703	1.0%

Material Handling Services, LLC(4)	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3)	27,300	27,300	27,322	0.9%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)	37,578	37,578	37,174	1.3%

				64,878	64,496	2.2%

Matrixx Initiatives, Inc.(4)	New Jersey / Pharmaceuticals	Revolving Line of Credit—$10,000 Commitment (10.00% (LIBOR + 8.50% with 1.50% LIBOR floor), due 2/9/2014)(25)	4,000	4,000	4,000	0.1%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)	35,000	35,000	35,000	1.2%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)	35,000	35,000	35,000	1.2%

				74,000	74,000	2.5%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	677	0.0%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	677	0.0%

Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	44,523	43,056	1.5%

				44,523	43,056	1.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
National Bankruptcy Services, LLC(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	$18,755	$18,755	$11,004	0.4%

				18,755	11,004	0.4%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	45,562	45,562	45,562	1.6%

				45,562	45,562	1.6%

NCP Finance Limited Partnership(22), (23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(4), (16)	12,000	11,760	12,000	0.4%

				11,760	12,000	0.4%

New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00% PIK, due 2/3/2018) (3), (4)	45,467	45,467	43,832	1.5%

				45,467	43,832	1.5%

New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00% PIK, due 2/2/2018)(4)	50,405	50,405	50,405	1.7%

				50,405	50,405	1.7%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	14,325	14,078	14,325	0.5%

				14,078	14,325	0.5%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	1,040	0.0%

				—	1,040	0.0%

Pegasus Business Intelligence, LP(4)	Texas / Diversified Financial Services	Revolving Line of Credit—$2,500 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 4/18/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.5%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.5%

				31,876	31,876	1.0%

Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	25,578	26,032	0.9%

				25,578	26,032	0.9%

Pelican Products, Inc.(16)	California / Durable Consumer Products	Subordinated Secured (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(3), (4)	15,000	14,736	15,000	0.5%

				14,736	15,000	0.5%

The Petroleum Place, Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)(4)	22,000	21,698	22,000	0.8%

				21,698	22,000	0.8%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Photonis Technologies SAS(22)	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4), (16)	$12,500	$12,126	$12,323	0.4%

				12,126	12,323	0.4%

Pinnacle (US) Acquisition Co Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	10,000	9,819	10,000	0.3%

				9,819	10,000	0.3%

Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,892	10,000	0.3%

				9,892	10,000	0.3%

Progrexion Holdings, Inc.(4), (28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	240,277	240,277	240,277	8.3%

				240,277	240,277	8.3%

Rocket Software, Inc.(3), (4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	20,000	19,729	19,738	0.7%

				19,729	19,738	0.7%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Second Lien Term Loan (9.75% (LIBOR + 8.50% with 1.25% LIBOR floor), due 1/31/2019)(4), (16)	20,000	19,605	19,605	0.7%

				19,605	19,605	0.7%

Ryan, LLC(4)	Texas / Business Services	Subordinated Unsecured (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	2.4%

				70,000	70,000	2.4%

Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 1.50% PIK, due 5/8/2018)(3), (4)	25,150	25,150	25,150	0.9%

				25,150	25,150	0.9%

SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 7/12/2019)(4), (16)	6,000	5,916	6,000	0.2%

				5,916	6,000	0.2%

Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	15,000	14,930	15,000	0.5%

				14,930	15,000	0.5%

Snacks Holding Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		56	56	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	56	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	484	0.0%

				591	596	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Spartan Energy Services, Inc.(3)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)(4)	$31,625	$31,625	$31,625	1.1%

				31,625	31,625	1.1%

Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured (12.00%, due 11/15/2017)(22)	15,000	15,000	15,000	0.5%

				15,000	15,000	0.5%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	395	0.0%

				—	395	0.0%

Stauber Performance Ingredients, Inc.(3), (4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	13,772	13,772	13,772	0.5%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,172	10,172	10,172	0.3%

				23,944	23,944	0.8%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (12.25% (LIBOR + 10.75% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4), (25)	35,072	32,710	—	0.0%
		Overriding Royalty Interests(18)		—	—	0.0%

				32,710	—	0.0%

Symphony CLO IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest))	45,500	40,525	45,705	1.6%

				40,525	45,705	1.6%

System One Holdings, LLC(3), (4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	48,000	48,000	48,000	1.6%

				48,000	48,000	1.6%

TB Corp.(3)	Texas / Consumer Service	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,451	23,451	23,451	0.8%

				23,451	23,451	0.8%

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor) plus 1.0% PIK, due 5/24/2016)(3), (4)	22,604	22,316	22,604	0.8%

				22,316	22,604	0.8%

TGG Medical Transitory, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4), (16)	8,000	7,782	8,000	0.3%

				7,782	8,000	0.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Totes Isotoner Corporation	Ohio / Personal & Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor), due 1/8/2018)(3), (4)	$53,000	$52,828	$52,828	1.8%

				52,828	52,828	1.8%

Traeger Pellet Grills LLC(4)	Oregon / Durable Consumer Products	Revolving Line of Credit—$10,000 Commitment (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 6/18/2014)(25)	6,143	6,143	6,143	0.3%
		Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	29,775	29,775	29,775	1.0%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)	29,925	29,925	29,925	1.0%

				65,843	65,843	2.3%

TransFirst Holdings, Inc.(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% LIBOR floor), due 6/27/2018)	5,000	4,865	5,000	0.2%

				4,865	5,000	0.2%

United Bank Card, Inc. (d/b/a Harbortouch)	Pennsylvania / Business Services	Senior Secured Term Loan (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 9/5/2018)(4)	50,132	50,132	50,132	1.7%

				50,132	50,132	1.7%

United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3), (4)	160,000	160,000	160,000	5.5%

				160,000	160,000	5.5%

Water Pik, Inc.(16)	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)	11,000	10,574	10,574	0.4%

				10,574	10,574	0.4%

Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,750	—	0.0%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	—	0.0%

Total Non-control/Non-affiliate Investments (Level 3 Investments)				3,622,501	3,568,003	122.6%

Total Level 3 Portfolio Investments				4,642,225	4,553,000	156.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$136	0.0%

				63	136	0.0%

Total Non-control/Non-affiliate Investments (Level 1 Investments)				63	136	0.0%

Total Portfolio Investments				4,642,288	4,553,136	156.5%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				138,573	138,573	4.8%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				13,422	13,422	0.4%
Victory Government Money Market Funds				—	—	0.0%

Total Money Market Funds				151,995	151,995	5.2%

Total Investments				$4,794,283	$4,705,131	161.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3),(4)	$28,750	$28,750	$28,750	1.1%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.5%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,920	0.4%
		Common Stock (100 shares)		—	3,478	0.1%

				51,170	54,648	2.1%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(3), (4)	19,737	19,737	19,737	0.7%
		Subordinated Unsecured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 3/30/2018)(4)	19,700	19,700	19,700	0.7%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				45,494	39,437	1.4%

APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Secured Note (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 10/24/2020)(4)	125,892	125,892	125,892	4.8%
		Common Stock (148,951 shares)		26,648	26,648	1.0. %

				152,540	152,540	5.8%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,150 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4), (25)	$1,150	$1,095	$586	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,611	1,501	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,738	706	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,302	586	0.0%

CCPI Holdings, Inc.(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)(3)	17,663	17,663	17,663	0.7%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,659	7,659	7,659	0.3%
		Common Stock (100 shares)		8,581	7,977	0.3%
		Net Revenue Interest (4% of Net Revenue)		—	604	0.0%

				33,903	33,903	1.3%

Credit Central Holdings of Delaware, LLC (22), (34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility—$60,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2022)(4), (25)	38,082	38,082	38,082	1.4%
		Common Stock (100 shares)		9,581	8,361	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	4,019	0.2%

				47,663	50,462	1.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Junior Secured Note (18.00%, due 12/12/2016)	$8,500	$8,500	$8,500	0.3%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due)(4)	13,906	12,503	8,449	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow Receivable		—	—	0.0%
		Common Stock (100 shares)		8,318	6,247	0.2%

				34,270	26,696	0.9%

First Tower Holdings of Delaware, LLC (22), (29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4), (25)	264,760	264,760	264,760	10.0%
		Common Stock (83,729,323 shares)		43,193	20,447	0.8%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	12,877	0.5%

				307,953	298,084	11.3%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	500	500	346	0.0%
		Preferred Stock (6,635 shares)		—	—	0.0%
		Common Stock (17,082 shares)		—	—	0.0%

				500	346	0.0%

Nationwide Acceptance Holdings, LLC (22), (36)	Chicago / Consumer Finance	Senior Secured Revolving Credit Facility—$30,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 1/31/2023)(4), (25)	21,308	21,308	21,308	0.8%
		Membership Units (100 shares)		3,843	2,142	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	1,701	0.1%

				25,151	25,151	1.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	16,000	16,000	13,149	0.5%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	—	0.0%
		Series A Preferred Stock (4,400 shares)		4,400	—	0.0%

				23,200	13,149	0.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(4)	$32,750	$32,750	$32,750	1.2%
		Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,796	0.3%
		Common Stock (545,107 shares)		5,087	18,522	0.7%

				39,519	58,068	2.2%

The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	0.0%
		Common Stock (1,000 shares)		975	—	0.0%

				3,831	—	0.0%

Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	34,063	34,063	34,063	1.3%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3), (4)	10,026	10,026	10,026	0.4%
		Common Stock (50,000 shares)		9,526	8,288	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	1,238	0.1%

				53,615	53,615	2.1%

Wolf Energy Holdings, Inc.(12), (37)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	22,000	—	3,832	0.1%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, past due)	2,642	2,000	546	0.0%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status, past due)	51	50	51	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	7,930	5,990	—	0.0%
		Common Stock (100 shares)		—	—	0.0%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	520	0.0%

				8,040	4,949	0.1%

Total Control Investments				830,151	811,634	30.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Affiliate Investments (5.00% to 24.99% voting control)(43)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3), (4)	$29,550	$29,550	$29,550	1.1%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,832	0.1%
		Preferred Stock Series B (1,753.64 shares)(13)		579	533	0.0%

				32,429	32,915	1.2%

Boxercraft Incorporated(20)	Georgia / Textiles & Leather	Senior Secured Term Loan A (10.00% plus 1.00% PIK, due 9/15/2015)	1,712	1,702	1,712	0.1%
		Senior Secured Term Loan B (10.00% plus 1.00% PIK, due 9/15/2015)	4,892	4,809	4,892	0.2%
		Senior Secured Term Loan C (10.00% plus 1.00% PIK, due 9/15/2015)	2,371	2,371	2,371	0.1%
		Senior Secured Term Loan (10.00% plus 1.00% PIK, due 9/15/2015)	8,325	7,878	410	0.0%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%
		Warrants (1 warrant, expiring 8/31/2022)		—	—	0.0%

				16,760	9,385	0.4%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	143	0.0%

				—	143	0.0%

Total Affiliate Investments				49,189	42,443	1.6%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		141	335	0.0%

				141	335	0.0%
Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	7,000	6,900	7,000	0.3%

				6,900	7,000	0.3%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	565	0.0%

				396	565	0.0%

ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,764	12,000	0.4%

				11,764	12,000	0.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		$56	$—	0.0%

				56	—	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	$38,500	38,500	38,500	1.4%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	4,058	0.2%

				38,500	42,558	1.6%
Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	19,931	19,718	0.7%

				19,931	19,718	0.7%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,609	19,294	0.7%

				19,609	19,294	0.7%

Apidos CLO XI, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	39,239	37,972	1.4%

				39,239	37,972	1.4%

Apidos CLO XII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	43,480	40,294	1.5%

				43,480	40,294	1.5%

Arctic Glacier U.S.A, Inc.(4)	Canada / Food Products	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 11/10/2019)	150,000	150,000	150,000	5.6%

				150,000	150,000	5.6%

Armor Holding II LLC(4), (16)	New York / Diversified Financial Services	Second Lien Term Loan (9.25% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/26/2020)	7,000	6,860	7,000	0.3%

				6,860	7,000	0.3%

Atlantis Healthcare Group (Puerto Rico), Inc.(4)	Puerto Rico / Healthcare	Revolving Line of Credit—$7,000 Commitment (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2014)(25), (26)	2,000	2,000	2,000	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)	39,352	39,352	39,352	1.5%

				41,352	41,352	1.6%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	34,499	34,450	1.3%

				34,499	34,450	1.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$29,075	$25,917	$27,269	1.0%

				25,917	27,269	1.0%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	28,863	27,510	1.0%

				28,863	27,510	1.0%

Blue Coat Systems, Inc. (16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(4)	11,000	10,890	11,000	0.4%

				10,890	11,000	0.4%

Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.75% (LIBOR + 9.00% with 1.75% LIBOR floor), due 6/27/2018)(3), (4)	99,500	99,500	99,323	3.7%

				99,500	99,323	3.7%

Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	23,896	23,743	0.9%

				23,896	23,743	0.9%

Byrider Systems Acquisition Corp.(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	10,914	10,914	10,417	0.4%

				10,914	10,417	0.4%

Caleel + Hayden, LLC(14), (31)	Colorado / Personal & Nondurable Consumer Products	Membership Units (13,220 shares)		—	104	0.0%
		Escrow Receivable		—	137	0.0%

				—	241	0.0%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)	97,291	97,291	97,291	3.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)	100,000	100,000	100,000	3.8%

				197,291	197,291	7.5%
Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3), (4)	43,977	43,977	44,417	1.7%
		Common Equity (1.6 units)		1,639	1,860	0.1%

				45,616	46,277	1.8%

Cent 17 CLO Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	24,615	25,454	1.0%

				24,615	25,454	1.0%

CI Holdings(4)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 6/11/2019)	114,713	114,713	114,713	4.3%

				114,713	114,713	4.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
CIFC Funding 2011-I, Ltd.(4), (22)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.32% (LIBOR + 5.00%), due 1/19/2023)	$19,000	$15,029	$15,844	0.6%
		Unsecured Class E Notes (7.32% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,638	12,745	0.5%

				27,667	28,589	1.1%

Cinedigm DC Holdings, LLC(4)	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	70,595	70,595	70,595	2.7%

				70,595	70,595	2.7%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	130	0.0%

				—	130	0.0%

Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,100	1.0%

				27,100	27,100	1.0%

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3), (4)	39,303	39,303	39,303	1.5%

				39,303	39,303	1.5%

CP Well Testing, LLC	Oklahoma / Oil & Gas Products	Senior Secured Term Loan (13.50% (LIBOR + 11.00% with 2.50% LIBOR floor), due 10/03/2017)(4)	19,125	19,125	19,125	0.7%

				19,125	19,125	0.7%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3), (4)	71,106	71,106	71,106	2.7%

				71,106	71,106	2.7%

Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,833	12,000	0.5%

				11,833	12,000	0.5%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Edmentum, Inc (f/k/a Archipelago Learning, Inc.)(4)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)	50,000	48,218	50,000	1.9%

				48,218	50,000	1.9%

EIG Investors Corp.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 5/09/2020)(4), (16)	22,000	21,792	22,000	0.8%

				21,792	22,000	0.8%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	$15,700	$15,332	$14,650	0.6%

				15,332	14,650	0.6%

EXL Acquisition Corp.	South Carolina / Biotechnology	Escrow Receivable	—	—	14	0.0%

				—	14	0.0%

Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	10,479	10,479	10,479	0.4%

				10,479	10,479	0.4%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	149	0.0%

				—	149	0.0%

Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	225	0.0%

				—	225	0.0%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,731	18,000	0.7%

				17,731	18,000	0.7%

FPG, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(4)	21,401	21,401	21,401	0.8%
		Common Stock (5,638 shares)		27	19	0.0%

				21,428	21,420	0.8%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	20,792	21,657	0.8%

				20,792	21,657	0.8%

Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	32,119	30,227	1.1%

				32,119	30,227	1.1%

Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	14,457	14,127	14,457	0.5%

				14,127	14,457	0.5%

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(3), (4)	41,213	41,213	31,972	1.2%

				41,213	31,972	1.2%

Halcyon Loan Advisors Funding 2012-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	22,279	22,724	0.9%

				22,279	22,724	0.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Halcyon Loan Advisors Funding 2013-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$40,400	$41,085	$38,291	1.4%

				41,085	38,291	1.4%

Hoffmaster Group, Inc.(4)	Wisconsin / Personal & Nondurable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,831	19,598	0.7%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	991	955	0.0%

				20,822	20,553	0.7%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,310	33,929	1.3%

				43,310	33,929	1.3%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,300	12,500	0.5%

				12,300	12,500	0.5%

ING IM CLO 2012-II, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,070	34,904	36,848	1.4%

				34,904	36,848	1.4%

ING IM CLO 2012-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	46,632	44,454	46,361	1.7%

				44,454	46,361	1.7%

ING IM CLO 2012-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	39,255	41,153	1.5%

				39,255	41,153	1.5%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3), (4)	22,430	22,430	22,430	0.8%

				22,430	22,430	0.8%

Interdent, Inc.(4)	California / Healthcare	Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)	53,475	53,475	53,475	2.0%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3)	55,000	55,000	55,000	2.1%

				108,475	108,475	4.1%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 6/23/2018)(3), (4)	16,119	16,119	16,119	0.6%

				16,119	16,119	0.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit—$5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	$—	$—	$—	0.0%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)(3)	37,031	37,031	37,031	1.4%

				37,031	37,031	1.4%

LCM XIV CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,500	25,838	25,838	1.0%

				25,838	25,838	1.0%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4), (25), (26)	—	—	—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	2,865	2,865	2,865	0.1%
		Membership Interest (125 units)		216	245	0.0%

				3,081	3,110	0.1%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	31,110	26,401	26,596	1.0%

				26,401	26,596	1.0%

Material Handling Services, LLC(4)	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3)	27,580	27,580	27,199	1.0%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)	37,959	37,959	37,035	1.4%

				65,539	64,234	2.4%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	780	0.0%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	780	0.0%

Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	44,235	43,192	1.6%

				44,235	43,192	1.6%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	13,427	13,427	13,427	0.5%

				13,427	13,427	0.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
National Bankruptcy Services, LLC(3), (4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	$18,683	$18,683	$16,883	0.6%

				18,683	16,883	0.6%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	46,170	46,170	46,170	1.7%

				46,170	46,170	1.7%

New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00% PIK, due 2/3/2018)(3), (4)	45,120	45,120	44,166	1.7%

				45,120	44,166	1.7%

New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00% PIK, due 2/2/2018)(4)	50,274	50,274	50,274	1.9%

				50,274	50,274	1.9%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,509	15,252	14,992	0.6%

				15,252	14,992	0.6%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	3,618	0.1%

				—	3,618	0.1%

Pegasus Business Intelligence, LP(4)	Texas / Diversified Financial Services	Revolving Line of Credit—$2,500 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 4/18/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%

				31,876	31,876	1.2%

Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	26,919	25,515	1.0%

				26,919	25,515	1.0%

Pelican Products, Inc.(16)	California / Durable Consumer Products	Subordinated Secured (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(3), (4)	15,000	14,729	15,000	0.6%

				14,729	15,000	0.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Pinnacle (US) Acquisition Co Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	$10,000	$9,815	$10,000	0.4%

				9,815	10,000	0.4%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.50% (PRIME + 8.25%), due 12/31/2016)(3), (4)	5,000	5,000	5,000	0.2%

				5,000	5,000	0.2%

Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,888	10,000	0.4%

				9,888	10,000	0.4%

Progrexion Holdings, Inc.(4), (28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	241,033	241,033	241,033	9.1%

				241,033	241,033	9.1%

Rocket Software, Inc.(3), (4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	20,000	19,719	20,000	0.8%

				19,719	20,000	0.8%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK, due 11/29/2016)	28,364	28,364	28,648	1.1%

				28,364	28,648	1.1%

Ryan, LLC(4)	Texas / Business Services	Subordinated Secured (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	2.6%

				70,000	70,000	2.6%

Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 1.50% PIK, due 5/8/2018)(4)	24,900	24,900	24,900	0.9%

				24,900	24,900	0.9%

Seaton Corp.(3), (4)	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)	3,305	3,249	3,305	0.1%
		Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2015)	10,005	10,005	10,005	0.4%

				13,254	13,310	0.5%

SESAC Holdco II LLC(16)	Tennessee / Media	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 7/12/2019)(4)	6,000	5,914	6,000	0.2%

				5,914	6,000	0.2%

Skillsoft Public Limited Company (22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	15,000	14,927	15,000	0.6%

				14,927	15,000	0.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Snacks Holding Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		$56	$56	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	56	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	484	0.0%

				591	596	0.0%

Southern Management Corporation(22), (30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK, due 5/31/2017)	$17,565	17,565	18,267	0.7%

				17,565	18,267	0.7%

Spartan Energy Services, Inc.(3), (4)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)	29,625	29,625	29,625	1.1%

				29,625	29,625	1.1%

Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured (12.00%, due 11/15/2017)(22)	15,000	15,000	15,000	0.6%

				15,000	15,000	0.6%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	389	0.0%

				—	389	0.0%

Stauber Performance Ingredients, Inc.(3), (4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	16,594	16,594	16,594	0.6%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,238	10,238	10,238	0.4%

				26,832	26,832	1.0%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4), (25)	34,738	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	—	0.0%

				32,711	—	0.0%

Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	45,500	42,289	43,980	1.7%

				42,289	43,980	1.7%

System One Holdings, LLC(3), (4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	32,000	32,000	32,000	1.2%

				32,000	32,000	1.2%

TB Corp.(3)	Texas / Consumer Service	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,361	23,361	23,361	0.9%

				23,361	23,361	0.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3), (4)	$23,520	$23,209	$23,520	0.9%

				23,209	23,520	0.9%

TGG Medical Transitory, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4), (16)	8,000	7,773	8,000	0.3%

				7,773	8,000	0.3%

The Petroleum Place, Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)(4)	22,000	21,690	22,000	0.8%

				21,690	22,000	0.8%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor), due 1/8/2018)(3), (4)	39,000	39,000	39,000	1.5%

				39,000	39,000	1.5%

Traeger Pellet Grills LLC(4)	Oregon / Durable Consumer Products	Revolving Line of Credit—$10,000 Commitment (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 6/18/2014)(25)	6,143	6,143	6,143	0.3%
		Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%

				66,143	66,143	2.5%

TransFirst Holdings, Inc.(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% LIBOR floor), due 6/27/2018)	5,000	4,860	5,000	0.2%

				4,860	5,000	0.2%

United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(4)	160,000	160,000	160,000	6.0%

				160,000	160,000	6.0%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,750	—	0.0%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	—	0.0%

Total Non-control/Non-affiliate Investments (Level 3 Investments)				3,376,375	3,318,663	124.9%

Total Level 3 Portfolio Investments				4,255,715	4,172,740	157.1%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 1 PORTFOLIO INVESTMENTS: Non-control/Non-affiliate investments (less than 5.00% voting control)
Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$112	0.0%

				63	112	0.0%

Total Non-control/Non-affiliate Investments (Level 1 Investments)				63	112	0.0%

Total Portfolio Investments				4,255,778	4,172,852	157.1%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				83,456	83,456	3.1%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				49,804	49,804	1.9%
Victory Government Money Market Funds				10,002	10,002	0.4%

Total Money Market Funds				143,262	143,262	5.4%

Total Investments				$4,399,040	$4,316,114	162.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of September 30, 2013 and June 30, 2013, one of our portfolio investments, Dover Saddlery, Inc. ("Dover"), was publicly traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of September 30, 2013 and June 30, 2013, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC ("PCF"), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the revolving credit facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of these investments held by PCF at September 30, 2013 and June 30, 2013 were $884,267 and $883,114, respectively; they represent 18.8% and 20.5% of total investments at fair value, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at September 30, 2013 and June 30, 2013.

(5)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry's Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on our second lien loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest") as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn, owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan were assigned to Manx, the holding company. On June 30, 2012, Manx reassigned our investment in Coalbed to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed, separately owned holding company. Our Board of Directors set the fair value at zero for the loan position in Coalbed LLC investment as of September 30, 2013 and June 30, 2013.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holding, Inc. ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions") to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff, Inc. (f/k/a Lisamarie Fallon, Inc.) ("THS), representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership.

During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair value. Our remaining investment in THS, an affiliate of ICS, was valued at zero as of September 30, 2013 and continues to provide staffing solutions for health care facilities and security staffing.

(10)
GTP Operations, LLC (formerly known as CI (Transplace) Holdings, LLC), Transplace, LLC, CI (Transplace) International, LLC, Transplace Freight Services, LLC, Transplace Texas, LP, Transplace Stuttgart, LP, Transplace International, Inc., Celtic International, LLC, and Treetop Merger Sub, LLC are joint borrowers on our senior secured investment.

(11)
Evanta Ventures, Inc. and Sports Leadership Institute, Inc. are joint borrowers on our investment.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, Inc. ("Manx"), a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx reassigned our investments in Coalbed and AEH to Wolf, a newly-formed, separately owned holding company. We continue to fully reserve any income accrued for Manx. During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value. The Board of Directors set the fair value of our investment in Manx at $413 and $346 as of September 30, 2013 and June 30, 2013, respectively.

(13)
On a fully diluted basis represents 10.00% of voting common shares.

(14)
A portion of the positions listed was issued by an affiliate of the portfolio company.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
Our wholly-owned entity, MITY Holdings of Delaware Inc., owns 98.6% (42,053 common shares) of MITY Enterprises, Inc., the operating company.

(18)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of September 30, 2013 and June 30, 2013.

(20)
We own a warrant to purchase 3,755,000 shares of Series A Preferred Stock, 625,000 shares of Series B Preferred Stock, and 43,800 shares of Voting Common Stock in Boxercraft Incorporated.

(21)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(22)
Certain investments that we have determined are not "qualifying" assets under Section 55(a) of the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)
NCP Finance Limited Partnership, NCP Finance Ohio, LLC and certain affiliates thereof, are joint borrowers on our subordinated secured investment.

(24)
On May 6, 2011, we made a secured first lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of September 30, 2013 and June 30, 2013. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% as of September 30, 2013 and June 30, 2013.

(25)
Undrawn committed revolvers incur commitment and unused fees ranging from 0.50% to 2.00%. As of September 30, 2013 and June 30, 2013, we had $206,684 and $202,518 of undrawn revolver commitments to our portfolio companies, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(26)
Stated interest rates are based on September 30, 2013 and June 30, 2013 one month or three month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a secured first lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second lien to AMU Holdings, Inc., and acquired 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
Our wholly-owned entity, First Tower Holdings of Delaware, LLC, owns 80.1% of First Tower Holdings LLC, which owns 100% of First Tower, LLC, the operating company.

(30)
Southern Management Corporation, Thaxton Investment Corporation, Southern Finance of Tennessee, Inc., Covington Credit of Texas, Inc., Covington Credit, Inc., Covington Credit of Alabama, Inc., Covington Credit of Georgia, Inc., Southern Finance of South Carolina, Inc. and Quick Credit Corporation, are joint borrowers on our senior secured investment. SouthernCo, Inc. is the guarantor of this debt investment.

(31)
We own 2.8% (13,220 shares) of the Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, common and preferred interest.

(32)
Our wholly-owned entity, APH Property Holdings, LLC, owns 100% of the common equity of American Property Holdings Corp., a REIT which holds investments in several real estate properties.

(33)
Our wholly-owned entity, CCPI Holdings Inc., owns 95.13% of CCPI Inc., the operating company.

(34)
Our wholly-owned entity, Credit Central Holdings of Delaware, LLC, owns 74.8% of Credit Central Holdings, LLC, which owns 100% of each of Credit Central, LLC, Credit Central South, LLC, Credit Central of Texas, LLC, and Credit Central of Tennessee, LLC, the operating companies.

(35)
Our wholly-owned entity, Valley Electric Holdings I, Inc. ("HoldCo"), owns 100% of Valley Electric Holdings II, Inc. ("Valley II"). Valley II owns 96.3% of Valley Electric Co. of Mt. Vernon, Inc. ("OpCo"), the operating company. Our debt investments are with both HoldCo and OpCo.

(36)
Our wholly-owned entity, Nationwide Acceptance Holdings, LLC, owns 93.8% of Nationwide Acceptance LLC, the operating company.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(37)
On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

(38)
Our wholly-owned entity, CP Holdings of Delaware LLC, owns 82.9% of CP Energy Services Inc., which owns 100% of CP Well Testing Holding Company, LLC and 100% of Fluid Management Holdings, Inc., the operating companies.

(39)
Wind River Resources Corporation and Wind River II Corporation (collectively, "Wind River") are joint borrowers on our senior secured loan.

(40)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" and "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Our transactions with these portfolio companies during the quarter ended September 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$150	$—	$1,457	$7,000	$—	$—	$(3,088)
Ajax Rolled Ring & Machine, Inc.	—	100	—	1,408	—	—	—	(11,560)
APH Property Holdings, LLC	—	—	—	3,700	—	320	—	—
AWCNC, LLC	—	—	—	—	—	—	—	—
Borga, Inc.	—	—	—	—	—	—	—	(24)
CCPI Holdings Inc.	—	113	—	826	—	35	—	(141)
CP Holdings of Delaware LLC	94,014	—	—	2,176	—	1,864	—	(1,992)
Credit Central Holdings of Delaware, LLC	—	—	—	1,967	—	119	—	2,897
Energy Solutions Holdings, Inc.	—	4,250	—	2,935	—	—	—	1,143
First Tower Holdings of Delaware, LLC	—	—	—	13,532	—	699	—	15,589
The Healing Staff, Inc.	—	—	—	—	—	5,000	—	—
Manx Energy, Inc.	—	—	—	—	—	—	—	67
MITY Holdings of Delaware Inc.	47,985	—	—	198	—	1,049	—	—
Nationwide Acceptance Holdings, LLC	—	—	—	1,089	—	106	—	1,869
NMMB Holdings, Inc.	—	—	—	679	—	—	—	(2,422)
R-V Industries, Inc.	—	—	—	819	75	—	—	(155)
Valley Electric Holdings I, Inc.	—	50	—	1,847	—	28	—	(6,801)
Wolf Energy Holdings, Inc.	—	—	—	—	—	—	—	307

Total	$141,999	$4,663	$—	$32,633	$7,075	$9,221	$—	$(4,311)

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(41)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" of these portfolio companies because we own more than 5% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Our transactions with these portfolio companies during the quarter ended September 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$—	$—	$—	$755	$—	$—	$—	$(1,176)
Boxercraft Incorporated	—	—	—	741	—	2	—	(4,152)
Smart, LLC	—	—	—	—	—	—	—	175

Total	$—	$—	$—	$1,496	$—	$2	$—	$(5,153)

(42)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" and "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Our transactions with these portfolio companies during the year ended June 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$600	$—	$5,822	$—	$—	$—	$7,266
Ajax Rolled Ring & Machine, Inc.	23,300	19,065	—	5,176	—	155	—	(17,208)
APH Property Holdings, LLC	151,648	—	—	2,898	—	4,650	—	—
AWCNC, LLC	—	—	—	—	—	—	—	—
Borga, Inc.	150	—	—	—	—	—	—	(232)
CCPI Holdings, Inc.	34,081	338	—	1,792	—	607	—	—
Credit Central Holdings of Delaware, LLC	47,663	—	—	3,893	—	1,680	—	2,799
Energy Solutions Holdings, Inc.	—	28,500	475	24,809	53,820	—	—	(71,198)
First Tower Holdings of Delaware, LLC	20,000	—	—	52,476	—	2,426	—	(9,869)
The Healing Staff, Inc.	975	—	894	2	—	—	(12,117)	12,117
Manx Energy, Inc.	—	—	—	—	—	—	(9,397)	18,865
Nationwide Acceptance Holdings, LLC	25,151	—	—	1,787	—	884	—	—
NMMB Holdings, Inc.	—	—	5,700	3,026	—	—	—	(5,903)
R-V Industries, Inc.	32,750	—	—	781	24,462	143	—	1,463
Valley Electric Holdings I, Inc.	52,098	—	100	3,511	—	1,325	—	—
Wolf Energy Holdings, Inc.	50	—	—	452	—	4,951	11,826	(3,092)

Total	$387,866	$48,503	$7,169	$106,425	$78,282	$16,821	$(9,688)	$(64,992)

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(43)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" of these portfolio companies because we own more than 5% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Our transactions with these portfolio companies during the year ended June 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$30,000	$26,677	$—	$3,159	$—	$623	$—	$672
Boxercraft Incorporated	—	—	—	3,356	—	—	—	(9,413)
Smart, LLC	—	—	—	—	728	—	—	108

Total	$30,000	$26,677	$—	$6,515	$728	$623	$—	$(8,633)

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding LLC ("PCF"), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the credit facility at PCF.

Note 2. Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompany notes to conform to the presentation as of and for the three months ended September 30, 2013.

Use of Estimates

        The preparation of GAAP consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, gains and losses, and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our consolidated financial

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, controlled investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        Our investments are subject to a variety of risks. Those risks include the following:

  Market Risk

  Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

  Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

  Liquidity Risk

  Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  Interest Rate Risk

  Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

  Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        To value our investments, we follow the guidance of ASC 820 that defines fair value, establishes a framework for measuring fair value in conformity with GAAP and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:  Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent valuations and make their own independent assessment;

  3)
  the Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the "Investment Adviser") and that of the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in CLOs are classified as ASC 820 Level 3 securities, and are valued using a dynamic discounted cash flow model, where the projected future cash flow was estimated using Monte Carlo simulation techniques. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate numerous collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates to the various cash flows along each simulation path. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 825-10-25, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 825-10-25"), permits an entity to elect fair value as the initial and subsequent measurement attribute for eligible assets and liabilities for which the assets and liabilities are measured using another measurement attribute. We have elected not to value some assets and liabilities at fair value as would be permitted by ASC 825-10-25.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (see Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of September 30, 2013, approximately 0.5% of our net assets are in non-accrual status.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2013 and for the three months then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life or maturity.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share is calculated using the weighted average number of common shares outstanding for the period presented. In

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

accordance with ASC 946, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). The update clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of ASU 2013-08 is not expected to materially affect our consolidated financial statements and disclosures.

Note 3. Portfolio Investments

        At September 30, 2013, we had investments in 129 long-term portfolio investments, which had an amortized cost of $4,642,288 and a fair value of $4,553,136 and at June 30, 2013, we had investments in 124 long-term portfolio investments, which had an amortized cost of $4,255,778 and a fair value of $4,172,852.

        As of September 30, 2013, we own controlling interests in AIRMALL USA, Inc. ("Airmall"), Ajax Rolled Ring & Machine, Inc., APH Property Holdings, LLC ("APH"), AWCNC, LLC, Borga, Inc. ("Borga"), CCPI Holdings, Inc., CP Holdings of Delaware LLC, Credit Central Holdings of Delaware, LLC, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC, The Healing Staff, Inc. ("THS"), Manx Energy, Inc. ("Manx"), MITY Holdings of Delaware Inc. ("Mity"), Nationwide Acceptance Holdings, LLC, NMMB Holdings, Inc., R-V Industries, Inc., Valley Electric Holdings I, Inc. and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork), Boxercraft Incorporated and Smart, LLC.

        The composition of our investments and money market funds as of September 30, 2013 and June 30, 2013 at cost and fair value was as follows:

	September 30, 2013		June 30, 2013
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$13,238	$12,705	$9,238	$8,729
Senior Secured Debt	2,524,504	2,444,947	2,262,327	2,207,091
Subordinated Secured Debt	1,032,693	988,581	1,062,386	1,024,901
Subordinated Unsecured Debt	130,444	119,165	88,470	88,827
CLO Debt	27,776	29,320	27,667	28,589
CLO Residual Interest	749,019	777,678	660,619	658,086
Equity	164,614	180,740	145,071	156,629

Total Investments	4,642,288	4,553,136	4,255,778	4,172,852
Money Market Funds	151,995	151,995	143,262	143,262

Total Investments and Money Market Funds	$4,794,283	$4,705,131	$4,399,040	$4,316,114

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of September 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$12,705	$12,705
Senior Secured Debt	—	—	2,444,947	2,444,947
Subordinated Secured Debt	—	—	988,581	988,581
Subordinated Unsecured Debt	—	—	119,165	119,165
CLO Debt	—	—	29,320	29,320
CLO Residual Interest	—	—	777,678	777,678
Equity	136	—	180,604	180,740

Total Investments	136	—	4,553,000	4,553,136
Money Market Funds	—	151,995	—	151,995

Total Investments and Money Market Funds	$136	$151,995	$4,553,000	$4,705,131

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$947,572	$947,572
Affiliate investments	—	—	37,425	37,425
Non-control/non-affiliate investments	136	—	3,568,003	3,568,139

	136	—	4,553,000	4,553,136
Investments in Money Market Funds	—	151,995	—	151,995

Total Investments and Money Market Funds	$136	$151,995	$4,553,000	$4,705,131

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$8,729	$8,729
Senior Secured Debt	—	—	2,207,091	2,207,091
Subordinated Secured Debt	—	—	1,024,901	1,024,901
Subordinated Unsecured Debt	—	—	88,827	88,827
CLO Debt	—	—	28,589	28,589
CLO Residual Interest	—	—	658,086	658,086
Equity	112	—	156,517	156,629

Total Investments	112	—	4,172,740	4,172,852
Money Market Funds	—	143,262	—	143,262

Total Investments and Money Market Funds	$112	$143,262	$4,172,740	$4,316,114

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$811,634	$811,634
Affiliate investments	—	—	42,443	42,443
Non-control/non-affiliate investments	112	—	3,318,663	3,318,775

	112	—	4,172,740	4,172,852
Investments in Money Market Funds	—	143,262	—	143,262

Total Investments and Money Market Funds	$112	$143,262	$4,172,740	$4,316,114

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the three months ended September 30, 2013 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740

Total realized gain, net	—	—	3,789	3,789
Change in unrealized (depreciation) appreciation	(4,311)	(5,153)	3,213	(6,251)

Net realized and unrealized (loss) gain	(4,311)	(5,153)	7,002	(2,462)
Purchases of portfolio investments	141,999	—	410,263	552,262
Payment-in-kind interest	2,913	45	1,623	4,581
Accretion (amortization) of purchase discount and premiums	—	240	(10,194)	(9,954)
Repayments and sales of portfolio investments	(4,663)	(150)	(159,354)	(164,167)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of September 30, 2013	$947,572	$37,425	$3,568,003	$4,553,000

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$28,589	$658,086	$156,517	$4,172,740

Total realized loss (gain), net	—	45	40	—	—	—	3,704	3,789
Change in unrealized (depreciation) appreciation	(24)	(24,321)	(6,626)	(11,637)	622	31,193	4,542	(6,251)

Net realized and unrealized (loss) gain	(24)	(24,276)	(6,586)	(11,637)	622	31,193	8,246	(2,462)
Purchases of portfolio investments	4,000	355,021	74,568	—	—	98,987	19,686	552,262
Payment-in-kind interest	—	3,409	836	336	—	—	—	4,581
Accretion (amortization) of discounts and premiums	—	295	227	3	109	(10,588)	—	(9,954)
Repayments and sales of portfolio investments	—	(96,593)	(35,365)	(28,364)	—	—	(3,845)	(164,167)
Transfers within Level 3	—	—	(70,000)	70,000	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of September 30, 2013	$12,705	$2,444,947	$988,581	$119,165	$29,320	$777,678	$180,604	$4,553,000

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the three months ended September 30, 2012 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

Total realized loss (gain), net	—	—	1,775	1,775
Change in unrealized appreciation (depreciation)	(31,744)	(1,221)	4,425	(28,540)

Net realized and unrealized gain (loss)	(31,744)	(1,221)	6,200	(26,765)
Purchases of portfolio investments	—	—	746,064	746,064
Payment-in-kind interest	—	141	1,732	1,873
Accretion (amortization) of discounts and premiums	—	219	6,489	6,708
Repayments and sales of portfolio investments	(2,960)	—	(155,163)	(158,123)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of September 30, 2012	$529,785	$45,255	$2,088,809	$2,663,849

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2012	$868	$1,088,019	$480,147	$73,195	$27,717	$218,009	$206,137	$2,094,092

Total realized loss (gain), net	—	—	—	—	—	—	1,775	1,775
Change in unrealized (depreciation) appreciation	(47)	(949)	142	(20)	1,014	2,907	(31,587)	(28,540)

Net realized and unrealized (loss) gain	(47)	(949)	142	(20)	1,014	2,907	(29,812)	(26,765)
Purchases of portfolio investments	7,150	283,000	255,760	95,400	—	104,754	—	746,064
Payment-in-kind interest	—	246	963	664	—	—	—	1,873
Accretion (amortization) of discounts and premiums	—	306	173	19	100	6,110	—	6,708
Repayments and sales of portfolio investments	(1,100)	(88,424)	(66,557)	—	—	—	(2,042)	(158,123)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of September 30, 2012	$6,871	$1,282,198	$670,628	$169,258	$28,831	$331,780	$174,283	$2,663,849

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        For the three months ended September 30, 2013 and 2012, the net change in unrealized appreciation on the investments that use Level 3 inputs was $4,575 and $26,768 for assets still held as of September 30, 2013 and 2012, respectively.

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of September 30, 2013 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured	$2,457,652	Yield Analysis	Market Yield	5.8% – 16.0%	10.6%
Subordinated Secured	988,581	Yield Analysis	Market Yield	8.1% – 17.7%	11.7%
Subordinated Unsecured	119,165	Yield Analysis	Market Yield	6.0% – 14.2%	10.4%
CLO Debt	29,320	Discounted Cash Flow	Discount Rate	19.0% – 20.0%	19.5%
CLO Residual Interest	777,678	Discounted Cash Flow	Discount Rate	10.0% – 28.0%	18.6%
Equity	178,573	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x – 9.3x	6.5x
Escrow	2,031	Discounted Cash Flow	Discount Rate	7.1% – 8.3%	7.7%

Total	$4,553,000

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2013 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured	$2,215,820	Yield Analysis	Market Yield	5.7% – 20.8%	10.7%
Subordinated Secured	1,024,901	Yield Analysis	Market Yield	7.7% – 19.8%	11.6%
Subordinated Unsecured	88,827	Yield Analysis	Market Yield	6.1% – 14.6%	10.7%
CLO Debt	28,589	Discounted Cash Flow	Discount Rate	12.1% – 20.1%	15.7%
CLO Residual Interest	658,086	Discounted Cash Flow	Discount Rate	11.3% – 19.8%	15.3%
Equity	151,855	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x – 8.8x	6.2x
Escrow	4,662	Discounted Cash Flow	Discount Rate	6.5% – 7.5%	7.0%

Total	$4,172,740

        The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of earnings before income tax, depreciation and amortization ("EBITDA") of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies' data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firm selects percentages from the range of multiples for purposes of determining the subject company's estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

respectively, in enterprise value, resulting in an increase or decrease in the fair value estimate of the equity investment.

        The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase, respectively, in the fair value measurement. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of our investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        During the quarter ended September 30, 2013, the valuation methodology for Gulf Coast Machine & Supply Company ("Gulf Coast") changed to incorporate an enterprise value waterfall analysis in place of the income method (discounted cash flow analysis) used in previous quarters. Management adopted the enterprise value waterfall analysis due to a deterioration in operating results. As a result of this change and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Gulf Coast to $12,998 as of September 30, 2013, a discount of $28,215 to its amortized cost, compared to the $9,241 unrealized depreciation recorded at June 30, 2013.

        During the quarter ended September 30, 2013, the valuation methodology for ICON Health & Fitness, Inc. ("ICON") changed to incorporate weighted broker quotes in addition to the enterprise value waterfall analysis and income method (discounted cash flow analysis) used in previous quarters. Management adopted the weighted broker quotes because they are representative of sufficient liquidity to provide an indication of value. As a result of this change and in recognition of recent company performance and current market conditions, we increased the fair value of our investment in ICON to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

$37,497 as of September 30, 2013, a discount of $5,800 to its amortized cost, compared to the $9,381 unrealized depreciation recorded at June 30, 2013.

        During the quarter ended September 30, 2013, the valuation methodology for National Bankruptcy Services, LLC ("NBS") changed to incorporate an enterprise value waterfall analysis in place of the income method (discounted cash flow analysis) used in previous quarters. Management adopted the enterprise value waterfall analysis due to a deterioration in operating results. As a result of this change and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in NBS to $11,004 as of September 30, 2013, a discount of $7,751 to its amortized cost, compared to the $1,800 unrealized depreciation recorded at June 30, 2013.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through September 30, 2013, we have not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the three months ended September 30, 2013, Energy Solutions repaid $4,250 of senior and subordinated secured debt. We received $2,409 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the three months ended September 30, 2013. During the three months ended September 30, 2012, we received distributions of $33,250 from Energy Solutions which were recorded as dividend income. No such dividends were received during the three months ended September 30, 2013. As of September 30, 2013, Energy Solutions continues to hold $7,118 of cash for future investment and repayment of the remaining debt.

        As of September 30, 2013, we have provided $127,374 and $26,648 of debt and equity financing, respectively, to APH for the acquisition of various industrial and multi-family residential real estate properties in Florida and Georgia. APH is a holding company that owns 100% of the common equity of American Property Holdings Corp. ("APHC"). APHC is a Maryland corporation and qualified REIT for federal income tax purposes. As of September 30, 2013, APHC's real estate portfolio was

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

comprised of seven investments. The following table shows the mortgages outstanding due to other parties for each of the seven properties:

No.	Property Name	City	Date of Acquisition	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Abbington Pointe	Marietta, GA	12/28/2012	23,500	15,275
3	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
4	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
5	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
6	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
7	Arium Resort	Pembroke Pines, FL	6/24/2013	225,000	157,500

        At September 30, 2013 and June 30, 2013, eight loan investments were on non-accrual status: Borga, Freedom Marine, THS, Manx, Stryker Energy, LLC, Wind River, Wolf and Yatesville. Principal balances of these loans amounted to $114,376 and $106,395 as of September 30, 2013 and June 30, 2013, respectively. The fair value of these loans amounted to $15,461 and $13,810 as of September 30, 2013 and June 30, 2013, respectively. The fair values of these investments represent approximately 0.3% of our total assets as of September 30, 2013 and June 30, 2013. For the three months ended September 30, 2013 and September 30, 2012, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $5,570 and $7,212, respectively.

        On August 6, 2013, we received a distribution of $3,252 related to our investment in NRG Manufacturing, Inc., for which we realized a gain of the same amount. This was a partial release of the amount held in escrow.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $556,843 and $747,937 during the three months ended September 30, 2013 and September 30, 2012, respectively. Debt repayments and proceeds from sales of equity securities with a cost basis of approximately $164,167 and $158,123 were received during the three months ended September 30, 2013 and September 30, 2012, respectively.

        During the quarters ended September 30, 2013 and September 30, 2012, we recognized $240 and $284 of interest income due to purchase discount accretion from the assets acquired from Patriot, respectively. No accelerated accretion was recorded during the three months ended September 30, 2013 and September 30, 2012.

        As of September 30, 2013, $300 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $160 is expected to be amortized during the three months ending December 31, 2013.

        As of September 30, 2013, $3,295,801 of our loans bear interest at floating rates, $3,266,481 of which have Libor floors ranging from 1.25% to 6.00%.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of September 30, 2013 and June 30, 2013, we have $206,684 and $202,518 of undrawn revolver commitments to our portfolio companies, respectively.

Note 4. Revolving Credit Agreements

        On March 27, 2012, we closed on an expanded five-year $650,000 revolving credit facility with a syndicate of lenders through PCF (the "2012 Facility"). The lenders have extended commitments of $567,500 under the 2012 Facility as of September 30, 2013; which was increased to $587,500 in October 2013 (see Note 16). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At September 30, 2013, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of September 30, 2013 and June 30, 2013, we had $498,675 and $473,508, respectively, available to us for borrowing under the 2012 Facility, of which the amount outstanding was $69,000 and $124,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $587,500. At September 30, 2013, the investments used as collateral for the 2012 Facility had an aggregate market value of $884,267, which represents 18.8% of our total investments at fair value. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at fair value as of September 30, 2013. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $11,399 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 4. Revolving Credit Agreements (Continued)

the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $5,966 remains to be amortized.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $2,476 and $2,168 of interest costs, unused fees and amortization of financing costs on the 2012 Facility as interest expense, respectively.

Note 5. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds after underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to an initial conversion price and conversion price at September 30, 2013 of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (December 21, 2012) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds after underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 78.3699 and 78.5395 shares of common stock, respectively, per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 and $12.73 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (February 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds after underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 85.8442 and 86.1162 shares of common stock, respectively, per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.65 and $11.61 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (April 16, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds after underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 82.3451and 82.8631 of common stock, respectively, per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 and $12.07 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (August 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds after underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, and the 2019 Notes (collectively, the "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,030 of fees which are being amortized over the terms of the notes, of which $19,149 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $13,310 and $8,667 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense, respectively.

Note 6. Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        On March 15, 2013, we issued $250,000 in aggregate principal amount of 5.875% senior unsecured notes due 2023 (the "2023 Notes") for net proceeds after underwriting and other expenses of approximately $245,885. Interest on the 2023 Notes is paid semi-annually. The 2023 Notes mature on March 15, 2023. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes and 2023 Notes (collectively, the "Senior Unsecured Notes"), we incurred $7,364 of fees which are being amortized over the term of the notes, of which $6,866 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $5,541 and $1,807 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

Note 7. Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"), which was subsequently increased to $1,000,000. Additional agents appointed by us from time to time in connection with the InterNotes® Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        During the three months ended September 30, 2013, we issued $98,255 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $96,189. These notes were issued with stated interest rates ranging from 4.75% to 6.75% with a weighted average rate of 5.48%. These notes mature between July 15, 2018 and September 15, 2043.

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
July 5, 2013 – July 25, 2013	18,557	4.75% – 5.00%	4.96%	July 15, 2018
August 8, 2013 – August 22, 2013	11,885	5.00%	5.00%	August 15, 2018
September 6, 2013 – September 26, 2013	21,095	5.00%	5.00%	September 15, 2018
August 1, 2013	3,820	5.00%	5.00%	February 15, 2019
August 15, 2013 – August 22, 2013	1,800	5.50%	5.50%	February 15, 2020
July 5, 2013 – July 25, 2013	8,962	5.50% – 5.75%	5.65%	July 15, 2020
August 8, 2013	851	5.50%	5.50%	August 15, 2020
September 6, 2013 – September 26, 2013	4,586	5.50%	5.50%	September 15, 2020
August 1, 2013	1,996	5.75%	5.75%	February 15, 2021
August 15, 2013 – August 22, 2013	940	6.00%	6.00%	August 15, 2028
July 5, 2013 – July 25, 2013	2,960	6.25%	6.25%	July 15, 2031
August 1, 2013 – August 8, 2013	1,102	6.00% – 6.125%	6.09%	August 15, 2031
September 6, 2013 – September 26, 2013	1,127	6.00%	6.00%	September 15, 2033
August 15, 2013 – August 22, 2013	3,372	6.50%	6.50%	August 15, 2038
July 5, 2013 – July 25, 2013	7,337	6.75%	6.75%	July 15, 2043
August 1, 2013 – August 8, 2013	2,707	6.50% – 6.625%	6.57%	August 15, 2043
September 6, 2013 – September 26, 2013	5,158	6.50%	6.50%	September 15, 2043

	$98,255

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        Below are the notes outstanding as of September 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Average Interest Rate	Maturity Date Range
5	$51,537	4.75% – 5.00%	4.95%	July 15, 2018 – September 15, 2018
6	5,134	5.00% – 5.50%	5.25%	February 15, 2019 – February 15, 2020
7	209,767	4.00% – 6.55%	5.15%	June 15, 2019 – September 15, 2020
8	1,996	5.75%	5.75%	February 15, 2021
10	18,127	3.27% – 7.00%	5.30%	March 15, 2022 – April 15, 2023
15	15,940	5.00% – 6.00%	5.50%	May 15, 2028 – August 15, 2028
18	26,219	4.125% – 6.25%	5.24%	December 15, 2030 – August 15, 2031
20	4,233	5.625% – 6.00%	5.90%	November 15, 2032 – September 15, 2033
25	3,372	6.50%	6.50%	August 15, 2038
30	125,652	5.50% – 6.75%	6.13%	November 15, 2042 – September 15, 2043

	$461,977

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $12,757 of fees which are being amortized over the term of the notes, of which $12,212 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $6,044 and $869 of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense, respectively.

Note 8. Financial Instruments Disclosed, But Not Carried, At Fair Value

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of September 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$69,000	$—	$69,000
Senior convertible notes(2)	—	882,149	—	882,149
Senior unsecured notes(2)	101,800	242,013	—	343,813
Prospect Capital InterNotes®(3)	—	429,366	—	429,366

Total	$101,800	$1,622,528	$—	$1,724,328

(1)
The carrying value of our credit facility payable approximates the fair value.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 8. Financial Instruments Disclosed, But Not Carried, At Fair Value (Continued)

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$124,000	$—	$124,000
Senior convertible notes(2)	—	886,210	—	886,210
Senior unsecured notes(2)	101,800	242,013	—	343,813
Prospect Capital InterNotes®(3)	—	336,055	—	336,055

Total	$101,800	$1,588,278	$—	$1,690,078

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

Note 9. Equity Offerings, Offering Expenses, and Distributions

        Excluding dividend reinvestments, we issued 23,211,680 and 33,161,977 shares of our common stock during the three months ended September 30, 2013 and September 30, 2012, respectively. The

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Average Offering Price
During the quarter ended September 30, 2013:
July 5, 2013 – August 21, 2013(1)	9,818,907	$107,725	$902	$—	$10.97
August 2, 2013(2)	1,918,342	$21,006	$—	$—	$10.95
August 29, 2013 – September 30, 2013(3)	11,474,431	$130,311	$1,303	$793	$11.36
During the quarter ended September 30, 2012:
July 2, 2012 – July 12, 2012(4)	2,247,275	$26,040	$260	$—	$11.59
July 16, 2012	21,000,000	$234,150	$2,100	$300	$11.15
July 27, 2012	3,150,000	$35,123	$315	$—	$11.15
September 13, 2012 – September 28, 2012(5)	6,764,702	$80,249	$805	$332	$11.86

(1)
On May 8, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this program we issued 9,818,907 shares of our common stock at an average price of $10.97 per share, raising $107,725 of gross proceeds, from July 5, 2013 through August 21, 2013.

(2)
On August 2, 2013, we issued 1,918,342 shares of our common stock in conjunction with an investment in a controlled portfolio company.

(3)
On August 22, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this program we issued 11,474,431 shares of our common stock at an average price of $11.36 per share, raising $130,311 of gross proceeds, from August 29, 2013 through September 30, 2013.

(4)
On June 1, 2012, we established a fifth at-the-market program through which we may sell, from time to time and at our sole discretion 9,500,000 shares of our common stock. Through this program we issued 5,199,764 shares of our common stock at an average price of $11.38 per share, raising $59,170 of gross proceeds, from June 12, 2012 through July 12, 2012.

(5)
On September 10, 2012, we established a sixth at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 6,764,702 shares of our common stock at an average price of $11.86 per share, raising $80,249 of gross proceeds, from September 13, 2012 through September 28, 2012.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

        Our shareholders' equity accounts at September 30, 2013 and June 30, 2013 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to September 30, 2013 pursuant to this plan. Prior to any repurchase we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. Our last notice was delivered with our annual proxy mailing on September 10, 2013.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as of September 30, 2013 we can issue up to $1,406,927 of additional debt and equity securities in the public market.

        On June 17, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110225 per share for September 2013 to holders of record on September 30, 2013 with a payment date of October 24, 2013;

  •
  $0.110250 per share for October 2013 to holders of record on October 31, 2013 with a payment date of November 21, 2013;

  •
  $0.110275 per share for November 2013 to holders of record on November 29, 2013 with a payment date of December 19, 2013; and

  •
  $0.110300 per share for December 2013 to holders of record on December 31, 2013 with a payment date of January 23, 2014.

        On August 21, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

        During the three months ended September 30, 2013 and September 30, 2012, we issued 355,644 and 355,871 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        At September 30, 2013, we have reserved 70,377,219 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (see Note 5).

Note 10. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $15,524 and $9,118 for the three months ended September 30, 2013 and September 30, 2012, respectively.

	For The Three Months Ended September 30,
Income Source	2013	2012
Structuring, advisory and amendment fees (Note 3)	$9,078	$9,036
Recovery of legal costs from prior periods from legal settlement	5,000	—
Overriding royalty interests	1,339	14
Administrative agent fee	107	68

Other Investment Income	$15,524	$9,118

Note 11. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the three months ended September 30, 2013 and September 30, 2012, respectively.

	For The Three Months Ended September 30,
	2013	2012
Net increase in net assets resulting from operations	$79,900	$47,249
Weighted average common shares outstanding	258,084,153	162,492,894

Net increase in net assets resulting from operations per common share	$0.31	$0.29

Note 12. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees incurred to the favor of the Investment Adviser for the three months ended September 30, 2013 and September 30, 2012 were $23,045 and $13,228, respectively.

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        For the three months ended September 30, 2013 and September 30, 2012, $20,584 and $18,507, respectively, of income incentive fees were incurred. No capital gains incentive fees were incurred for the three months ended September 30, 2013 and September 30, 2012, respectively.

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and his staff. For the three months ended September 30, 2013 and 2012, the reimbursement was approximately $3,986 and $2,184, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. As of September 30, 2013 and June 30, 2013, $130 and $1,291 of managerial assistance fees remain on the Consolidated Statements of Assets and Liabilities as a payable to Prospect Administration for reimbursement of its cost in providing such assistance.

Note 13. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. During the three months ended

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 13. Litigation (Continued)

September 30, 2013, we received $5,000 of legal cost reimbursement from a litigation settlement, which had been expensed in prior quarters, and is recognized as other income on our consolidated financial statements. We are not aware of any other material litigation as of the date of this report.

Note 14. Financial Highlights (Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Per Share Data(1):
Net asset value at beginning of period	$10.72	$10.83
Net investment income	0.32	0.46
Net realized gain	0.01	0.01
Net unrealized depreciation	(0.02)	(0.18)
Net increase in net assets as a result of public offerings	0.02	0.07
Dividends declared and paid	(0.33)	(0.31)

Net asset value at end of period	$10.72	$10.88

Per share market value at end of period	$11.17	$11.52
Total return based on market value(2)	6.49%	3.82%
Total return based on net asset value(2)	2.96%	3.12%
Shares outstanding at end of period	271,404,289	173,151,718
Average weighted shares outstanding for period	258,084,153	162,492,894
Ratio / Supplemental Data:
Net assets at end of period	$2,909,755	$1,883,326
Portfolio turnover rate	3.76%	6.65%
Annualized ratio of operating expenses to average net assets	11.31%	11.69%
Annualized ratio of net operating income to average net assets	11.83%	17.44%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 14. Financial Highlights (Unaudited) (Continued)

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Per Share Data(1):
Net asset value at beginning of period	$10.83	$10.36	$10.30	$12.40	$14.55
Net investment income	1.57	1.63	1.10	1.13	1.87
Realized (loss) gain	(0.13)	0.32	0.19	(0.87)	(1.24)
Net unrealized (depreciation) appreciation	(0.37)	(0.28)	0.09	0.07	0.48
Net increase (decrease) in net assets as a result of public offering	0.13	0.04	(0.08)	(0.85)	(2.11)
Net increase in net assets as a result of shares issued for Patriot acquisition	—	—	—	0.12	—
Dividends to shareholders	(1.31)	(1.24)	(1.24)	(1.70)	(1.15)

Net asset value at end of period	$10.72	$10.83	$10.36	$10.30	$12.40

Per share market value at end of period	$10.80	$11.39	$10.11	$9.65	$9.20
Total return based on market value(2)	6.24%	27.21%	17.22%	17.66%	(18.60%)
Total return based on net asset value(2)	10.91%	18.03%	12.54%	(6.82%)	(0.61%)
Shares outstanding at end of period	247,836,965	139,633,870	107,606,690	69,086,862	42,943,084
Average weighted shares outstanding for period	207,069,971	114,394,554	85,978,757	59,429,222	31,559,905
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$2,656,494	$1,511,974	$1,114,357	$711,424	$532,596
Portfolio turnover rate	29.24%	29.06%	27.63%	21.61%	4.99%
Annualized ratio of operating expenses to average net assets	11.50%	10.73%	8.47%	7.54%	9.03%
Annualized ratio of net investment income to average net assets	14.86%	14.92%	10.60%	10.69%	13.14%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 15. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,861	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28
September 30, 2011	55,342	0.51	27,877	0.26	12,023	0.11	39,900	0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44
June 30, 2012	102,682	0.82	64,227	0.52	(27,924)	(0.22)	36,303	0.29
September 30, 2012	123,636	0.76	74,027	0.46	(26,778)	(0.17)	47,249	0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24
March 31, 2013	120,195	0.53	59,585	0.26	(15,156)	(0.07)	44,429	0.20
June 30, 2013	166,470	0.68	92,096	0.38	(9,407)	(0.04)	82,689	0.34
September 30, 2013	161,034	0.62	82,337	0.32	(2,437)	(0.01)	79,900	0.31

(1)
Per share amounts are calculated using weighted average shares during period.

Note 16. Subsequent Events

        During the period from October 1, 2013 to January 3, 2014, Prospect issued $143,417 in aggregate principal amount of its Prospect Capital InterNotes® for net proceeds of $140,883.

        During the period from October 1, 2013 to January 3, 2014, Prospect sold 29,857,039 shares of its common stock at an average price of $11.26 per share, and raised $336,092 of gross proceeds, under the ATM Program. Net proceeds were $332,762 after commissions to the broker-dealer on shares sold.

        On October 1, 2013, we made a $2,600 follow-on investment in Airmall, a leading developer and manager of airport retail operations.

        On October 2, 2013, we announced an increase of $20,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $587,500.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to us.

        On October 11, 2013, we made a $5,846 follow-on senior debt and equity investment in CP Holdings of Delaware LLC, an energy services company based in western Oklahoma.

        On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax Rolled Ring & Machine, Inc. After the financing, we received repayment of the $20,009 loan previously outstanding.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On October 15, 2013, we made a secured debt investment of $2,000 in Digital Insight, a leading provider of digital banking software to financial institutions in the U.S. which allows financial institutions to offer a comprehensive, user friendly platform of products and services through the online and mobile channels. On the same day, we fully exited the deal and realized a gain of $20 on this investment.

        On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an additional $5,000,000 of debt and equity securities.

        On October 16, 2013, we made a secured debt investment of $7,000 in Renaissance Learning, Inc., a leading provider of technology based school improvement and student assessment programs. On November 4, 2013, we fully exited the investment and realized a gain of $140 on this investment.

        On October 17, 2013, $19,730 of the Apidos CLO VIII, Ltd. subordinated notes were called.

        On October 22, 2013, we made an investment of $40,791 to purchase 85.05% of the subordinated notes in CIFC Funding 2013-IV, Ltd.

        On October 24, 2013, we issued 135,212 shares of our common stock in connection with the dividend reinvestment plan.

        On October 29, 2013, we made a $2,000 follow-on investment in APH.

        On October 30, 2013, we made a secured debt investment of $2,500 in Omnitracs, Inc., one of the world's largest providers of satellite and terrestrial-based connectivity and position location solutions to transportation and logistics companies. On the same day, we fully exited the deal and realized a gain of $25 on this investment.

        On October 30, 2013, we made a secured debt investment of $6,000 in The Petroleum Place, Inc. ("P2"), a provider of enterprise resource planning software focused on the oil & gas industry. On November 4, 2013, we fully exited this investment and realized a gain of $60 on this investment.

        On October 31, 2013, we sold $18,755 of the National Bankruptcy Services, LLC loan receivable. The loan receivable was sold at a discount, for which we realized a loss of $7,854.

        On November 1, 2013, P2 repaid the $22,000 second lien term loan receivable to us.

        On November 1, 2013, we made a $9,869 follow-on investment in APH, to acquire Bexley Apartment Houses, a multi-family residential property located in Marietta, Georgia. We invested $1,669 of equity and $8,200 of debt in APH.

        On November 4, 2013, we sold $2,000 of our $12,500 investment in Photonis Technologies SAS, recognizing a gain of $50 on the sale.

        On November 4, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110400 per share for April 2014 to holders of record on April 30, 2014 with a payment date of May 22, 2014;

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

  •
  $0.110425 per share for May 2014 to holders of record on May 30, 2014 with a payment date of June 19, 2014; and

  •
  $0.110450 per share for June 2014 to holders of record on June 30, 2014 with a payment date of July 24, 2014.

        On November 5, 2013, we made a $2,000 follow-on investment in APH.

        On November 8, 2013, we restructured our loan to Gulf Coast Machine & Supply Company. After the restructuring and a subsequent $1,000 funding on November 29, 2013, we currently hold a $16,000 senior secured term loan and $25,950 in preferred equity.

        On November 14, 2013, we made an investment of $26,064 to purchase 61.30% of the subordinated notes in Sudbury Mill CLO Ltd.

        On November 15, 2013, we made a $45,900 follow-on investment in APH to acquire the Gulf Coast Portfolio, a portfolio of eight multi-family residential properties located in Alabama and Florida. We invested $7,400 of equity and $38,500 of debt in APH.

        On November 19, 2013, we made a $66,188 follow-on investment in APH to acquire the Oxford Portfolio, a portfolio of six multi-family residential properties located in Georgia, Florida, North Carolina and Texas. We invested $11,188 of equity and $55,000 of debt in APH.

        On November 20, 2013, we made a secured debt investment of $1,000 in Chromaflo Technologies, a producer of colorants and related specialty chemical products based in Ohio. On November 22, 2013, we fully exited the deal and realized a gain of $10 on this investment.

        On November 21, 2013, we issued 206,586 shares of its common stock in connection with the dividend reinvestment plan.

        On November 25, 2013, we restructured its loan to Jettco Marine Services, LLC (dba Freedom Marine Services). After the restructuring, we currently hold a $13,000 senior secured debt investment in Vessel Holdings II, LLC and a $3,500 senior secured debt investment in Vessel Holdings, LLC, both subsidiaries of Freedom Marine Services Holdings, LLC, a subsidiary of Energy Solutions Holdings, Inc.

        On November 25, 2013, we made a $2,000 follow-on investment in APH.

        On November 25, 2013, EIG Investors Corp. repaid the $22,000 loan receivable to us.

        On November 25, 2013, we made a $5,000 follow-on investment in AIRMALL USA, Inc., a leading developer and manager of airport retail operations.

        On December 3, 2013, we made a $16,000 senior secured investment in Vessel Holdings III, LLC, a subsidiary of Freedom Marine Services Holdings, LLC, a subsidiary of Energy Solutions Holdings, Inc.

        On December 4, 2013, we made a $5,000 follow-on investment in APH. We invested $750 of equity and $4,250 of debt in APH.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On December 6, 2013, we announced an increase of $62,500 to our commitments to our credit facility. The commitments to the credit facility now stand at $650,000.

        On December 12, 2013, we made a $22,507 follow-on investment in APH to acquire the Stonemark Portfolio, a portfolio of six multi-family residential properties located in Atlanta, Georgia. We invested $3,707 of equity and $18,800 of debt in APH.

        On December 13, 2013, we provided $8,086 in preferred equity for the recapitalization of NMMB Holdings, Inc. After the restructuring, we received repayment of $2,800 of subordinated term loan and $5,286 of senior term loan previously outstanding.

        On December 13, 2013, we made a $5,000 follow-on investment in TGG Medical Transitory, Inc., a developer of technologies for extracorporeal photopheresis treatments.

        On December 16, 2013, we made a $1,500 follow-on senior secured debt investment in Gulf Coast Machine & Supply Company, a preferred provider of value-added forging solutions to energy and industrial end markets.

        On December 17, 2013, we entered into a definitive agreement to acquire 100% of the common stock of Nicholas Financial, Inc. ("Nicholas") for $16.00 per share. Nicholas is a specialty finance company headquartered in Clearwater, Florida. Nicholas is engaged primarily as an indirect lender in the consumer automobile lending business, where Nicholas purchases loans originated by more than 1,600 car dealerships. Subject to certain conditions, the transaction is currently contemplated to close in April 2014, although this timing could be earlier or later depending on the time required to obtain the requisite approvals.

        Based on the terms set forth in the definitive agreement, for approximately $199 million in consideration we will be acquiring 100% of the common stock and outstanding options to acquire common stock of Nicholas. The options to acquire common stock will be acquired for cash in an amount equal to their net exercise value, and each outstanding share of common stock of Nicholas will be converted into the right to receive the number of shares of our common stock determined by dividing $16.00 by the volume weighted average price per share of our common stock for the 20 trading days prior to the closing of the transaction.

        On December 18, 2013, we made a $5,000 follow-on investment in Spartan Energy Services, Inc., a provider of thru tubing and flow control services to oil and gas companies.

        On December 18, 2013, Naylor, LLC repaid the $45,563 loan receivable to us.

        On December 18, 2013, we made an investment of $39,876 to purchase 90% of the subordinated notes in Cent CLO 20, Ltd.

        On December 19, 2013, we issued 106,620 shares of our common stock in connection with the dividend reinvestment plan.

        On December 20, 2013 we made a secured debt investment of $9,000 in Harley Marine Services, a leading provider of marine transportation services.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On December 23, 2013, we provided $102,400 of senior secured financing, of which $87,400 was funded at closing, to a leading global live entertainment and event management company.

        On December 26, 2013, we made a $13,641 follow-on senior debt and equity investment in CP Energy Services, Inc., an energy services company based in western Oklahoma.

        On December 30, 2013, we made a $10,620 investment in NPH Property Holdings, LLC ("NPH") to acquire Indigo Apartments, a multi-family residential property located in Jacksonville, Florida. We invested $1,820 of equity and $8,800 of debt in NPH.

        On December 30, 2013, we made a secured debt investment of $40,000 in Crosman Corporation, the world's leading designer, manufacturer and marketer of airguns, airsoft guns and related category consumables.

        On December 30, 2013, we made a $10,000 follow-on investment in First Tower Holdings of Delaware, LLC ("First Tower"). We invested $1,500 of equity and $8,500 of debt in First Tower.

        On December 30, 2013, we made a $45,000 follow-on investment in Progrexion Holdings, Inc., a consumer credit enhancement services company.

        The conversion rates on the 2015 Notes and the 2019 Notes were recently adjusted. The 2015 Notes are convertible into shares of common stock at a conversation rate at December 31, 2013 of 89.0157 shares of common stock per $1 principal amount of 2015 Notes, which is equivalent to a conversion price at December 31, 2013 of approximately $11.23 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at December 31, 2013 was calculated on the last anniversary of the issuance (December 21, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The 2019 Notes are convertible into shares of common stock at a conversation rate at December 31, 2013 of 79.7885 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price at December 31, 2013 of approximately $12.53 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at December 31, 2013 was calculated on the last anniversary of the issuance (December 21, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        On January 7, 2014, we made a $2,000 investment in NPH. We invested $300 of equity and $1,700 of debt in NPH.

        On January 8, 2014, we made a $161,500 follow-on investment in Broder Bros., Co., a distributor of imprintable sportswear and accessories in the United States.

        During the period from November 15, 2013 to January 9, 2014, we issued $83,788 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $82,361.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York

        We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation, the "Company", including the consolidated schedule of investments, as of June 30, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2013, and the financial highlights for each of the five years in the period ended June 30, 2013. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures include confirmation of securities owned as of June 30, 2013 and 2012 by correspondence with the custodian, trustees and portfolio companies, and alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2013 and 2012, the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended June 30, 2013, and the financial highlights for each of the five years in the period ended June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation's internal control over financial reporting as of June 30, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 21, 2013 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP BDO USA, LLP New York, New York August 21, 2013, except for Note 16 which is dated October 11, 2013

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except share and per share data)

	June 30, 2013	June 30, 2012
Assets (Note 4)
Investments at fair value:
Control investments (net cost of $830,151 and $518,015, respectively)	$811,634	$564,489
Affiliate investments (net cost of $49,189 and $44,229, respectively)	42,443	46,116
Non-control/Non-affiliate investments (net cost of $3,376,438 and $1,537,069, respectively)	3,318,775	1,483,616

Total investments at fair value (net cost of $4,255,778 and $2,099,313, respectively, Note 3)	4,172,852	2,094,221

Investments in money market funds	143,262	118,369
Cash	59,974	2,825
Receivables for:
Interest, net	22,863	14,219
Other	4,397	784
Prepaid expenses	540	421
Deferred financing costs	44,329	24,415

Total Assets	4,448,217	2,255,254

Liabilities
Credit facility payable (Notes 4 and 8)	124,000	96,000
Senior convertible notes (Notes 5 and 8)	847,500	447,500
Senior unsecured notes (Notes 6 and 8)	347,725	100,000
Prospect Capital InterNotes® (Notes 7 and 8)	363,777	20,638
Due to Broker	43,588	44,533
Dividends payable	27,299	14,180
Due to Prospect Administration (Note 12)	1,366	658
Due to Prospect Capital Management (Note 12)	5,324	7,913
Accrued expenses	2,345	2,925
Interest payable	24,384	6,723
Other liabilities	4,415	2,210

Total Liabilities	1,791,723	743,280

Net Assets	$2,656,494	$1,511,974

Components of Net Assets
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 247,836,965 and 139,633,870 issued and outstanding, respectively) (Note 9)	$248	$140
Paid-in capital in excess of par (Note 9)	2,739,864	1,544,801
Undistributed net investment income	77,084	23,667
Accumulated realized losses on investments	(77,776)	(51,542)
Unrealized depreciation on investments	(82,926)	(5,092)

Net Assets	$2,656,494	$1,511,974

Net Asset Value Per Share	$10.72	$10.83

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Investment Income
Interest income: (Note 3)
Control investments	$106,425	$53,408	$21,747
Affiliate investments	6,515	12,155	11,307
Non-control/Non-affiliate investments	234,013	144,592	101,400
CLO Fund securities	88,502	9,381	—

Total interest income	435,455	219,536	134,454

Dividend income:
Control investments	78,282	63,144	13,569
Affiliate Investments	728	—	—
Non-control/Non-affiliate investments	3,656	1,733	1,507
Money market funds	39	4	16

Total dividend income	82,705	64,881	15,092

Other income: (Note 10)
Control investments	16,821	25,464	2,829
Affiliate investments	623	108	190
Non-control/Non-affiliate investments	40,732	10,921	16,911

Total other income	58,176	36,493	19,930

Total Investment Income	576,336	320,910	169,476

Operating Expenses
Investment advisory fees:
Base management fee (Note 12)	69,800	35,836	22,496
Income incentive fee (Note 12)	81,231	46,671	23,555

Total investment advisory fees	151,031	82,507	46,051

Interest and credit facility expenses	76,341	38,534	17,598
Legal fees	1,918	279	1,062
Valuation services	1,579	1,212	992
Audit, compliance and tax related fees	1,566	1,446	876
Allocation of overhead from Prospect Administration (Note 12)	8,737	6,848	4,979
Insurance expense	356	324	285
Directors' fees	300	273	255
Excise tax	6,500	—	—
Other general and administrative expenses	3,084	2,803	3,157

Total Operating Expenses	251,412	134,226	75,255

Net Investment Income	324,924	186,684	94,221

Net realized (loss) gain on investments (Note 3)	(26,234)	36,588	16,465
Net change in unrealized (depreciation) appreciation on investments (Note 3)	(77,834)	(32,368)	7,552

Net Increase in Net Assets Resulting from Operations	$220,856	$190,904	$118,238

Net increase in net assets resulting from operations per share: (Notes 11 and 15)	$1.07	$1.67	$1.38

Weighted average shares of common stock outstanding:	207,069,971	114,394,554	85,978,757

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except share data)

	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Increase in Net Assets from Operations:
Net investment income	$324,924	$186,684	$94,221
Net (loss) gain on investments	(26,234)	36,588	16,465
Net change in unrealized (depreciation) appreciation on investments	(77,834)	(32,368)	7,552

Net Increase in Net Assets Resulting from Operations	220,856	190,904	118,238

Dividends to Shareholders:
Distribution of net investment income	(271,507)	(136,875)	(94,326)
Distribution of return of capital	—	(4,504)	(11,841)

Total Dividends to Shareholders	(271,507)	(141,379)	(106,167)

Capital Share Transactions:
Net proceeds from capital shares sold	1,180,899	338,270	381,316
Less: Offering costs of public share offerings	(1,815)	(708)	(1,388)
Reinvestment of dividends	16,087	10,530	10,934

Net Increase in Net Assets Resulting from Capital Share Transactions	1,195,171	348,092	390,862

Total Increase in Net Assets:	1,144,520	397,617	402,933
Net assets at beginning of year	1,511,974	1,114,357	711,424

Net Assets at End of Year	$2,656,494	$1,511,974	$1,114,357

Capital Share Activity:
Shares sold	101,245,136	30,970,696	37,494,476
Shares issued to acquire controlled investments	5,507,381	—	—
Shares issued through reinvestment of dividends	1,450,578	1,056,484	1,025,352

Net increase in capital share activity	108,203,095	32,027,180	38,519,828
Shares outstanding at beginning of year	139,633,870	107,606,690	69,086,862

Shares Outstanding at End of Year	247,836,965	139,633,870	107,606,690

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except share data)

	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$220,856	$190,904	$118,238
Net realized loss (gain) on investments	26,234	(36,588)	(16,465)
Net change in unrealized depreciation (appreciation) on investments	77,834	32,368	(7,552)
Amortization of discounts and premiums	(11,016)	(7,284)	(23,035)
Amortization of deferred financing costs	8,232	8,511	5,365
Payment-in-kind interest	(10,947)	(5,647)	(9,634)
Structuring fees	(52,699)	(8,075)	(13,460)
Change in operating assets and liabilities:
Payments for purchases of investments	(2,980,320)	(901,833)	(930,243)
Proceeds from sale of investments and collection of investment principal	931,534	500,952	285,862
Net (increase) decrease of investments in money market funds	(24,893)	(58,466)	8,968
Increase in interest receivable, net	(8,644)	(4,950)	(3,913)
(Increase) decrease in other receivables	(3,613)	(517)	153
(Increase) decrease in prepaid expenses	(119)	(320)	270
Decrease in other assets	—	—	534
Decrease in due to Broker	(945)	—	—
Increase (decrease) in due to Prospect Administration	708	446	(82)
Increase (decrease) in due to Prospect Capital Management	(2,589)	207	(1,300)
(Decrease) increase in accrued expenses	(580)	1,052	(1,998)
Increase in interest payable	17,661	2,720	3,817
Increase (decrease) in other liabilities	2,205	(1,361)	2,866

Net Cash Used In Operating Activities:	(1,811,101)	(287,881)	(581,609)

Cash Flows from Financing Activities:
Borrowings under credit facility (Note 4)	223,000	726,800	465,900
Payments under credit facility (Note 4)	(195,000)	(715,000)	(482,000)
Issuance of Senior Convertible Notes (Note 5)	400,000	130,000	322,500
Repurchases under Senior Convertible Notes (Note 5)	—	(5,000)	—
Issuance of Senior Unsecured Notes	247,725	100,000	—
Issuance of Prospect Capital InterNotes® (Note 7)	343,139	20,638	—
Financing costs paid and deferred	(28,146)	(17,651)	(13,061)
Net proceeds from issuance of common stock	1,121,648	177,699	381,316
Offering costs from issuance of common stock	(1,815)	(708)	(1,388)
Dividends paid	(242,301)	(127,564)	(91,247)

Net Cash Provided By Financing Activities:	1,868,250	289,214	582,020

Total Increase in Cash	57,149	1,333	411
Cash balance at beginning of year	2,825	1,492	1,081

Cash Balance at End of Year	$59,974	$2,825	$1,492

Cash Paid For Interest	$45,363	$24,515	$6,101

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$16,087	$10,530	$10,934

Amount of shares issued in conjunction with controlled investments	$59,251	$160,571	$—

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$28,750	$28,750	$28,750	1.1%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.5%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,920	0.4%
		Common Stock (100 shares)		—	3,478	0.1%

				51,170	54,648	2.1%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(3)(4)	19,737	19,737	19,737	0.7%
		Subordinated Unsecured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 3/30/2018)(4)	19,700	19,700	19,700	0.7%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				45,494	39,437	1.4%

APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Secured Note (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 10/24/2020)(4)	125,892	125,892	125,892	4.8%
		Common Stock (148,951 shares)		26,648	26,648	1.0. %

				152,540	152,540	5.8%

AWCNC, LLC(19)	North Carolina /	Members Units—Class A (1,800,000 units)		—	—	0.0%
	Machinery	Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,150 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,150	1,095	586	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,611	1,501	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,738	706	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,302	586	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
CCPI Holdings, Inc.(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)(3)	$17,663	$17,663	$17,663	0.7%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,659	7,659	7,659	0.3%
		Common Stock (100 shares)		8,581	7,977	0.3%
		Net Revenue Interest (4% of Net Revenue)		—	604	0.0%

				33,903	33,903	1.3%

Credit Central Holdings of Delaware, LLC(22)(34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility—$60,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2022)(4) (25)	38,082	38,082	38,082	1.4%
		Common Stock (100 shares)		9,581	8,361	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	4,019	0.2%

				47,663	50,462	1.9%

Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Junior Secured Note (18.00%, due 12/12/2016)	8,500	8,500	8,500	0.3%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due)(4)	13,906	12,503	8,449	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow Receivable		—	—	0.0%
		Common Stock (100 shares)		8,318	6,247	0.2%

				34,270	26,696	0.9%

First Tower Holdings of Delaware, LLC(22)(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4) (25)	264,760	264,760	264,760	10.0%
		Common Stock (83,729,323 shares)		43,193	20,447	0.8%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	12,877	0.5%

				307,953	298,084	11.3%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	500	500	346	0.0%
		Preferred Stock (6,635 shares)		—	—	0.0%
		Common Stock (17,082 shares)		—	—	0.0%

				500	346	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Nationwide Acceptance Holdings, LLC(22)(36)	Chicago / Consumer Finance	Senior Secured Revolving Credit Facility—$30,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 1/31/2023)(4)(25)	$21,308	$21,308	$21,308	0.8%
		Membership Units (100 shares)		3,843	2,142	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	1,701	0.1%

				25,151	25,151	1.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	16,000	16,000	13,149	0.5%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	—	0.0%
		Series A Preferred Stock (4,400 shares)		4,400	—	0.0%

				23,200	13,149	0.5%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(4)	32,750	32,750	32,750	1.2%
		Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,796	0.3%
		Common Stock (545,107 shares)		5,087	18,522	0.7%

				39,519	58,068	2.2%

The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	0.0%
		Common Stock (1,000 shares)		975	—	0.0%

				3,831	—	0.0%

Valley Electric Holdings I, Inc.	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	34,063	34,063	34,063	1.3%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	10,026	10,026	10,026	0.4%
		Common Stock (50,000 shares)		9,526	8,288	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	1,238	0.1%

				53,615	53,615	2.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Wolf Energy Holdings, Inc.(12)(37)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	$22,000	$—	$3,832	0.1%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, past due)	2,642	2,000	546	0.0%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status, past due)	51	50	51	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	7,930	5,990	—	0.0%
		Common Stock (100 shares)		—	—	0.0%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	520	0.0%

				8,040	4,949	0.1%

		Total Control Investments		830,151	811,634	30.6%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3)(4)	29,550	29,550	29,550	1.1%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,832	0.1%
		Preferred Stock Series B (1,753.64 shares)(13)		579	533	0.0%

				32,429	32,915	1.2%

Boxercraft Incorporated(20)	Georgia / Textiles & Leather	Senior Secured Term Loan A (10.00% plus 1.00% PIK, due 9/15/2015)	1,712	1,702	1,712	0.1%
		Senior Secured Term Loan B (10.00% plus 1.00% PIK, due 9/15/2015)	4,892	4,809	4,892	0.2%
		Senior Secured Term Loan C (10.00% plus 1.00% PIK, due 9/15/2015)	2,371	2,371	2,371	0.1%
		Senior Secured Term Loan (10.00% plus 1.00% PIK, due 9/15/2015)	8,325	7,878	410	0.0%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%
		Warrants (1 warrant, expiring 8/31/2022)		—	—	0.0%

				16,760	9,385	0.4%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	143	0.0%

				—	143	0.0%

		Total Affiliate Investments		49,189	42,443	1.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$335	0.0%

				141	335	0.0%

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	6,900	7,000	0.3%

				6,900	7,000	0.3%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	565	0.0%

				396	565	0.0%

ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,764	12,000	0.4%

				11,764	12,000	0.4%

American Gilsonite Company	Utah / Specialty Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.4%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	4,058	0.2%

				38,500	42,558	1.6%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	19,931	19,718	0.7%

				19,931	19,718	0.7%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,609	19,294	0.7%

				19,609	19,294	0.7%

Apidos CLO XI, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	39,239	37,972	1.4%

				39,239	37,972	1.4%

Apidos CLO XII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	43,480	40,294	1.5%

				43,480	40,294	1.5%

Arctic Glacier U.S.A, Inc.(4)	Canada / Food Products	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 11/10/2019)	150,000	150,000	150,000	5.6%

				150,000	150,000	5.6%

Armor Holding II LLC(4)	New York / Diversified Financial Services	Second Lien Term Loan (9.25% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/26/2020)	7,000	6,860	7,000	0.3%

				6,860	7,000	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Atlantis Healthcare Group (Puerto Rico), Inc.(4)	Puerto Rico / Healthcare	Revolving Line of Credit—$7,000 Commitment (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2014)(25)(26)	$2,000	$2,000	$2,000	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)	39,352	39,352	39,352	1.5%

				41,352	41,352	1.6%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	34,499	34,450	1.3%

				34,499	34,450	1.3%

Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	25,917	27,269	1.0%

				25,917	27,269	1.0%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	28,863	27,510	1.0%

				28,863	27,510	1.0%

Blue Coat Systems, Inc.	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(4)	11,000	10,890	11,000	0.4%

				10,890	11,000	0.4%

Broder Bros., Co	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.75% (LIBOR + 9.00% with 1.75% LIBOR floor), due 6/27/2018(3)(4)	99,500	99,500	99,323	3.7%

				99,500	99,323	3.7%

Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	23,896	23,743	0.9%

				23,896	23,743	0.9%

Byrider Systems Acquisition Corp(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	10,914	10,914	10,417	0.4%

				10,914	10,417	0.4%

Caleel + Hayden, LLC(14)(31)	Colorado / Personal &	Membership Units (13,220 shares)		—	104	0.0%
	Nondurable Consumer	Escrow Receivable		—	137	0.0%

	Products			—	241	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)(3)	$97,291	$97,291	$97,291	3.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)	100,000	100,000	100,000	3.8%

				197,291	197,291	7.5%

Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3)(4)	43,977	43,977	44,417	1.7%
		Common Equity (1.6 units)		1,639	1,860	0.1%

				45,616	46,277	1.8%

Cent 17 CLO Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	24,615	25,454	1.0%

				24,615	25,454	1.0%

CI Holdings(4)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 6/11/2019)	114,713	114,713	114,713	4.3%

				114,713	114,713	4.3%

CIFC Funding 2011-I, Ltd.(4)(22)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.32% (LIBOR + 5.00%), due 1/19/2023)	19,000	15,029	15,844	0.6%
		Unsecured Class E Notes (7.32% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,638	12,745	0.5%

				27,667	28,589	1.1%

Cinedigm DC Holdings, LLC(4)	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	70,595	70,595	70,595	2.7%

				70,595	70,595	2.7%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	130	0.0%

				—	130	0.0%

Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,100	1.0%

				27,100	27,100	1.0%

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	39,303	39,303	39,303	1.5%

				39,303	39,303	1.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
CP Well Testing, LLC	Oklahoma / Oil & Gas Products	Senior Secured Term Loan (13.50% (LIBOR + 11.00% with 2.50% LIBOR floor), due 10/03/2017)(4)	$19,125	$19,125	$19,125	0.7%

				19,125	19,125	0.7%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	71,106	71,106	71,106	2.7%

				71,106	71,106	2.7%

Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,833	12,000	0.5%

				11,833	12,000	0.5%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Edmentum, Inc (f/k/a Archipelago Learning, Inc)(4)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)	50,000	48,218	50,000	1.9%

				48,218	50,000	1.9%

EIG Investors Corp	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 5/09/2020)(4)(16)	22,000	21,792	22,000	0.8%

				21,792	22,000	0.8%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,332	14,650	0.6%

				15,332	14,650	0.6%

EXL Acquisition Corp	South Carolina / Biotechnology	Escrow Receivable	—	—	14	0.0%

				—	14	0.0%

Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	10,479	10,479	10,479	0.4%

				10,479	10,479	0.4%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	149	0.0%

				—	149	0.0%

Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	225	0.0%

				—	225	0.0%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,731	18,000	0.7%

				17,731	18,000	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
FPG, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(4)	$21,401	$21,401	$21,401	0.8%
		Common Stock (5,638 shares)		27	19	0.0%

				21,428	21,420	0.8%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	20,792	21,657	0.8%

				20,792	21,657	0.8%

Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	32,119	30,227	1.1%

				32,119	30,227	1.1%

Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	14,457	14,127	14,457	0.5%

				14,127	14,457	0.5%

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(3)(4)	41,213	41,213	31,972	1.2%

				41,213	31,972	1.2%

Halcyon Loan Advisors Funding 2012-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	22,279	22,724	0.9%

				22,279	22,724	0.9%

Halcyon Loan Advisors Funding 2013-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	40,400	41,085	38,291	1.4%

				41,085	38,291	1.4%

Hoffmaster Group, Inc.(4)	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,831	19,598	0.7%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	991	955	0.0%

				20,822	20,553	0.7%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,310	33,929	1.3%

				43,310	33,929	1.3%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,300	12,500	0.5%

				12,300	12,500	0.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
ING IM CLO 2012-II, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$38,070	$34,904	$36,848	1.4%

				34,904	36,848	1.4%

ING IM CLO 2012-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	46,632	44,454	46,361	1.7%

				44,454	46,361	1.7%

ING IM CLO 2012-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	39,255	41,153	1.5%

				39,255	41,153	1.5%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3)(4)	22,430	22,430	22,430	0.8%

				22,430	22,430	0.8%

Interdent, Inc.(4)	California / Healthcare	Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)	53,475	53,475	53,475	2.0%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3)	55,000	55,000	55,000	2.1%

				108,475	108,475	4.1%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 6/23/2018)(3)(4)	16,119	16,119	16,119	0.6%

				16,119	16,119	0.6%

LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit—$5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)(3)	37,031	37,031	37,031	1.4%

				37,031	37,031	1.4%

LCM XIV CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,500	25,838	25,838	1.0%

				25,838	25,838	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	$—	$—	$—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	2,865	2,865	2,865	0.1%
		Membership Interest (125 units)		216	245	0.0%

				3,081	3,110	0.1%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	31,110	26,401	26,596	1.0%

				26,401	26,596	1.0%

Material Handling Services, LLC(4)	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3)	27,580	27,580	27,199	1.0%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)	37,959	37,959	37,035	1.4%

				65,539	64,234	2.4%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	780	0.0%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	780	0.0%

Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	44,235	43,192	1.6%

				44,235	43,192	1.6%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	13,427	13,427	13,427	0.5%

				13,427	13,427	0.5%

National Bankruptcy Services, LLC(3)(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	18,683	18,683	16,883	0.6%

				18,683	16,883	0.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	$—	$—	$—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	46,170	46,170	46,170	1.7%

				46,170	46,170	1.7%

New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00% PIK, due 2/3/2018)(3)(4)	45,120	45,120	44,166	1.7%

				45,120	44,166	1.7%

New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00% PIK, due 2/2/2018)(4)	50,274	50,274	50,274	1.9%

				50,274	50,274	1.9%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,509	15,252	14,992	0.6%

				15,252	14,992	0.6%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	3,618	0.1%

				—	3,618	0.1%

Pegasus Business Intelligence, LP(4)	Texas / Diversified Financial Services	Revolving Line of Credit—$2,500 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 4/18/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%

				31,876	31,876	1.2%

Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	26,919	25,515	1.0%

				26,919	25,515	1.0%

Pelican Products, Inc.(16)	California / Durable Consumer Products	Subordinated Secured (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(3)(4)	15,000	14,729	15,000	0.6%

				14,729	15,000	0.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Pinnacle (US) Acquisition Co Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	$10,000	$9,815	$10,000	0.4%

				9,815	10,000	0.4%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.50% (PRIME + 8.25%), due 12/31/2016)(3)(4)	5,000	5,000	5,000	0.2%

				5,000	5,000	0.2%

Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,888	10,000	0.4%

				9,888	10,000	0.4%

Progrexion Holdings, Inc.(4)(28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	241,033	241,033	241,033	9.1%

				241,033	241,033	9.1%

Rocket Software, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	20,000	19,719	20,000	0.8%

				19,719	20,000	0.8%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK, due 11/29/2016)	28,364	28,364	28,648	1.1%

				28,364	28,648	1.1%

Ryan, LLC(4)	Texas / Business Services	Subordinated Secured (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	2.6%

				70,000	70,000	2.6%

Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 1.50% PIK, due 5/8/2018)(4)	24,900	24,900	24,900	0.9%

				24,900	24,900	0.9%

Seaton Corp.(3)(4)	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)	3,305	3,249	3,305	0.1%
		Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2015)	10,005	10,005	10,005	0.4%

				13,254	13,310	0.5%

SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 7/12/2019)(4)	6,000	5,914	6,000	0.2%

				5,914	6,000	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	$15,000	$14,927	$15,000	0.6%

				14,927	15,000	0.6%

Snacks Holding Corporation	Minnesota / Food	Series A Preferred Stock (4,021.45 shares)		56	56	0.0%
	Products	Series B Preferred Stock (1,866.10 shares)		56	56	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	484	0.0%

				591	596	0.0%

Southern Management Corporation (22)(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK, due 5/31/2017)	17,565	17,565	18,267	0.7%

				17,565	18,267	0.7%

Spartan Energy Services, Inc.(3)(4)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)	29,625	29,625	29,625	1.1%

				29,625	29,625	1.1%

Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured (12.00%, due 11/15/2017)(22)	15,000	15,000	15,000	0.6%

				15,000	15,000	0.6%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	389	0.0%

				—	389	0.0%

Stauber Performance Ingredients, Inc.(3)(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	16,594	16,594	16,594	0.6%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,238	10,238	10,238	0.4%

				26,832	26,832	1.0%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	34,738	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	—	0.0%

				32,711	—	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	$45,500	$42,289	$43,980	1.7%

				42,289	43,980	1.7%

System One Holdings, LLC(3)(4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	32,000	32,000	32,000	1.2%

				32,000	32,000	1.2%

TB Corp.(3)	Texas / Consumer Service	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,361	23,361	23,361	0.9%

				23,361	23,361	0.9%

Targus Group International, Inc. (16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3)(4)	23,520	23,209	23,520	0.9%

				23,209	23,520	0.9%

TGG Medical Transitory, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4)	8,000	7,773	8,000	0.3%

				7,773	8,000	0.3%

The Petroleum Place, Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)(4)	22,000	21,690	22,000	0.8%

				21,690	22,000	0.8%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor), due 1/8/2018)(3)(4)	39,000	39,000	39,000	1.5%

				39,000	39,000	1.5%

Traeger Pellet Grills LLC(4)	Oregon / Durable Consumer Products	Revolving Line of Credit—$10,000 Commitment (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 6/18/2014)(25)	6,143	6,143	6,143	0.3%
		Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%

				66,143	66,143	2.5%

TransFirst Holdings, Inc.(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% LIBOR floor), due 6/27/2018)	5,000	4,860	5,000	0.2%

				4,860	5,000	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(4)	$160,000	$160,000	$160,000	6.0%

				160,000	160,000	6.0%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,750	—	0.0%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	—	0.0%

		Total Non-control/Non-affiliate Investments (Level 3 Investments)		3,376,319	3,318,663	124.9%

		Total Level 3 Portfolio Investments		4,255,659	4,172,740	157.1%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	112	0.0%

				63	112	0.0%

		Total Non-control/Non-affiliate Investments (Level 1 Investments)		119	112	0.0%

		Total Portfolio Investments		4,255,778	4,172,852	157.1%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				83,456	83,456	3.1%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				49,804	49,804	1.9%
Victory Government Money Market Funds				10,002	10,002	0.4%

Total Money Market Funds				143,262	143,262	5.4%

Total Investments				$4,399,040	$4,316,114	162.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$29,350	$29,350	$29,350	2.0%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.8%
		Convertible Preferred Stock (9,919.684 shares)		9,920	6,132	0.4%
		Common Stock (100 shares)		—	—	0.0%

				51,770	47,982	3.2%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3)(4)	20,167	20,167	20,167	1.3%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3)(4)	15,035	15,035	15,035	1.0%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	17,191	1.1%
		Unrestricted Common Stock (6 shares)		—	17	0.0%

				41,259	52,410	3.4%

AWCNC, LLC(19)	North Carolina /	Members Units—Class A (1,800,000 units)		—	—	0.0%
	Machinery	Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,000	945	668	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,352	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,152	668	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)(3)	$25,000	$25,000	$25,000	1.7%
		Junior Secured Note (18.00%, due 12/12/2016)(3)	12,000	12,000	12,000	0.8%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.2%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	13,352	12,504	5,603	0.4%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow Receivable		—	9,825	0.6%
		Common Stock (100 shares)		8,792	70,940	4.7%

				63,245	126,868	8.4%

First Tower Holdings of Delaware, LLC(22)(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(25)	244,760	244,760	244,760	16.2%
		Common Stock (83,729,323 shares)		43,193	43,193	2.9%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	—	0.0%

				287,953	287,953	19.1%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—12/18/2013)(10)	2,581	2,580	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	—	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	300	—	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	11,520	11,520	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				15,949	—	0.0%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	3,550	3,550	—	0.0%
		Preferred Stock (6,635 shares)		6,307	—	0.0%
		Common Stock (17,082 shares)		1,170	—	0.0%

				11,027	—	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	$21,700	$21,700	$21,700	1.4%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	252	0.0%

				28,900	24,752	1.6%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,403	0.4%
		Common Stock (545,107 shares)		5,087	17,453	1.2%

				6,769	23,856	1.6%

Wolf Energy Holdings, Inc.(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	2,437	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)(6)	7,311	5,991	—	0.0%
		Common Stock (100 Shares)		—	—	0.0%

				7,991	—	0.0%

		Total Control Investments		518,015	564,489	37.3%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 2/21/2013)(3)(4)	26,227	26,227	26,227	1.8%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,151	0.2%
		Preferred Stock Series B (1,753.64 shares)(13)		579	542	0.0%

				29,106	28,920	2.0%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50% (LIBOR + 6.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	1,644	1,532	1,644	0.1%
		Senior Secured Term Loan B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	4,698	4,265	4,698	0.3%
		Senior Secured Term Loan C (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	2,277	2,277	2,277	0.2%
		Senior Secured Term Loan (12.00% plus 3.00% PIK, due 3/16/2014)(3)	7,966	7,049	7,966	0.5%
		Preferred Stock (1,000,000 shares)		—	576	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				15,123	17,161	1.1%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	35	0.0%

				—	35	0.0%

		Total Affiliate Investments		44,229	46,116	3.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$240	0.0%

				141	240	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	471	0.0%

				396	471	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(3)(4)	$30,232	30,232	30,232	2.0%
		Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(4)	7,500	7,500	7,500	0.5%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	6,830	0.5%

				37,732	44,562	3.0%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	18,056	19,509	1.3%

				18,056	19,509	1.3%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	18,723	18,723	1.2%

				18,723	18,723	1.2%

Archipelago Learning, Inc	Minnesota / Consumer Services	Second Lien Debt (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(4)(16)	50,000	48,022	49,271	3.3%

				48,022	49,271	3.3%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	33,080	34,244	2.3%

				33,080	34,244	2.3%

Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	27,014	27,197	1.8%

				27,014	27,197	1.8%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	27,486	27,017	1.8%

				27,486	27,017	1.8%

Blue Coat Systems, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 8/15/2018)	25,000	24,279	25,000	1.7%

				24,279	25,000	1.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Byrider Systems Acquisition Corp(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	$20,546	$20,546	$19,990	1.3%

				20,546	19,990	1.3%

Caleel + Hayden, LLC(14)(31)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	1,031	0.1%

				351	1,031	0.1%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (7.50% (LIBOR + 5.50% with 2.00% LIBOR floor), due 9/16/2016)	33,793	33,793	33,793	2.2%
		Senior Secured Term Loan B (13.50% (LIBOR + 11.50% with 2.00% LIBOR floor), due 9/16/2016)(3)	41,625	41,625	41,625	2.8%

				75,418	75,418	5.0%

Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3)(4)	48,891	48,891	48,891	3.2%
		Common Equity (1.6 units)		1,639	1,886	0.1%

				50,530	50,777	3.3%

CIFC Funding 2011-I, Ltd.(4)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.79% (LIBOR + 5.00%), due 1/19/2023)	19,000	14,778	15,229	1.0%
		Unsecured Class E Notes (7.79% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,480	12,488	0.8%

				27,258	27,717	1.8%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	315	0.0%

				—	315	0.0%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	73,500	73,500	73,491	4.9%

				73,500	73,491	4.9%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,255	15,700	1.0%

				15,255	15,700	1.0%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	144	0.0%

				—	144	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	$3,413	$3,413	$3,413	0.3%
		Escrow Receivable Escrow Escrow		—	565	0.0%
		Membership Class A (875,000 units)		875	2,036	0.1%

				4,288	6,014	0.4%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	15,000	14,711	14,711	1.0%

				14,711	14,711	1.0%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	21,526	21,897	1.4%

				21,526	21,897	1.4%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% PIK, plus 2.00% default interest, in non-accrual status effective 1/1/2011, past due)(4)	62,814	60,019	30,524	2.0%
		Senior Secured Note (18.00% PIK, in non-accrual status effective 4/27/2012, past due)	4,507	4,430	4,507	0.3%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				64,449	35,031	2.3%

Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc.	Texas / Oil & Gas Equipment & Services	Senior Secured Term Loan (11.00%, due 9/26/2016)	7,400	7,188	7,391	0.5%

				7,188	7,391	0.5%

Hoffmaster Group, Inc.(4)	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	10,000	9,810	9,811	0.6%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	990	951	0.1%

				10,800	10,762	0.7%

Hudson Products Holdings, Inc.(16)	Texas / Manufacturing	Senior Secured Term Loan (9.00% (PRIME + 5.00% with 4.00% PRIME floor), due 8/24/2015)(3)(4)	6,299	5,880	5,826	0.4%

				5,880	5,826	0.4%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875% , due 10/15/2016)(3)	43,100	43,361	43,100	2.9%

				43,361	43,100	2.9%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,260	12,488	0.8%

				12,260	12,488	0.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (12.00% (LIBOR + 7.50% with 4.50% LIBOR floor) plus 1.00% PIK, due 11/4/2017)(3)(4)	$15,100	$15,100	$15,100	1.0%

				15,100	15,100	1.0%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada / Production Services	Common Stock (3,821 shares)		268	2,040	0.1%

				268	2,040	0.1%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 6/23/2016)(3)(4)	15,736	15,736	15,736	1.0%

				15,736	15,736	1.0%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	—	—	—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	4,265	4,125	4,125	0.3%
		Membership Interest (125 units)		216	225	0.0%

				4,341	4,350	0.3%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	31,110	25,810	25,810	1.7%

				25,810	25,810	1.7%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,756	0.1%
		Common Units (1,250,000 units)		—	95	0.0%

				1,252	1,851	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	17,317	17,317	17,317	1.1%

				17,317	17,317	1.1%

Mood Media Corporation(3)(16)(22)	Canada / Media	Senior Subordinated Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 11/6/2018)(4)	15,000	14,866	15,000	1.0%

				14,866	15,000	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
National Bankruptcy Services, LLC(3)(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/16/2017)	$18,402	$18,402	$18,402	1.2%

				18,402	18,402	1.2%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)	48,600	48,600	48,600	3.2%

				48,600	48,600	3.2%

New Meatco Provisions, LLC	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00%, PIK due 4/18/2016)(4)	12,438	12,438	6,571	0.4%

				12,438	6,571	0.4%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,085	14,792	14,792	1.0%

				14,792	14,792	1.0%

Nobel Learning Communities, Inc.	Pennsylvania / Consumer Services	Subordinated Unsecured (11.50% plus 1.50% PIK, due 8/9/2017)	15,147	15,147	15,147	1.0%

				15,147	15,147	1.0%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50% (PRIME + 6.75% with 3.75% PRIME floor), due 7/30/2015)(4)(25)	200	200	200	0.0%
		Senior Secured Term Loan A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 7/30/2015)(3)(4)	16,092	16,092	16,092	1.1%
		Common Stock (50 shares)		371	1,205	0.1%

				16,663	17,497	1.2%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	6,431	0.4%

				—	6,431	0.4%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/02/2013)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	10,756	10,756	10,686	0.7%

				10,756	10,686	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Pinnacle Treatment Centers, Inc.(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0% (LIBOR + 5.00% with 3.00% LIBOR floor), due 1/10/2016)(25)	$—	$—	$—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 1/10/2016)(3)	17,475	17,475	17,475	1.2%

				17,475	17,475	1.2%

Potters Holdings II, L.P.(16)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25% (LIBOR + 8.50% with 1.75% LIBOR floor), due 11/6/2017)(3)(4)	15,000	14,803	14,608	1.0%

				14,803	14,608	1.0%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(3)(4)	5,000	5,000	4,989	0.3%

				5,000	4,989	0.3%

Progrexion Holdings, Inc.(4)(28)	Utah / Consumer Services	Senior Secured Term Loan A (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)(3)	34,502	34,502	34,502	2.3%
		Senior Secured Term Loan B (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)	28,178	28,178	28,178	1.9%

				62,680	62,680	4.2%

Renaissance Learning, Inc.(16)	Wisconsin / Consumer Services	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 10/19/2018)(4)	6,000	5,775	6,000	0.4%

				5,775	6,000	0.4%

Rocket Software, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	15,000	14,711	14,711	1.0%

				14,711	14,711	1.0%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	27,798	27,798	27,798	1.8%

				27,798	27,798	1.8%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3)(4)	3,288	3,164	3,288	0.2%

				3,164	3,288	0.2%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
SG Acquisition, Inc.(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	$27,469	$27,469	$27,469	1.8%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)(3)	29,625	29,625	29,625	2.0%
		Senior Secured Term Loan C (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	12,686	12,686	12,686	0.8%
		Senior Secured Term Loan D (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)	13,681	13,681	13,681	0.9%

				83,461	83,461	5.5%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK (3.75% LIBOR floor), due 3/31/2016)(3)(4)	37,639	37,639	37,639	2.5%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(17)		2,000	2,161	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(17)		1,322	643	0.0%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(17)		673	883	0.1%

				41,634	41,326	2.7%

Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	15,000	14,918	15,000	1.0%

				14,918	15,000	1.0%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,250	14,754	5,250	1.0%
		Series A Preferred Stock (4,021.45 shares)		56	42	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	42	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	357	0.0%

				15,345	15,691	1.0%

Southern Management Corporation(22)(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK due 5/31/2017)	17,568	17,568	17,568	1.2%

				17,568	17,568	1.2%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	406	0.0%

				—	406	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Springs Window Fashions, LLC	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(3)(4)	$35,000	$35,000	$34,062	2.3%

				35,000	34,062	2.3%

ST Products, LLC	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/16/2016)(3)(4)	23,328	23,328	23,328	1.5%

				23,328	23,328	1.5%

Stauber Performance Ingredients, Inc.(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)	22,058	22,058	22,058	1.5%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,500	10,500	10,500	0.7%

				32,558	32,558	2.2%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	33,444	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	1,623	0.1%

				32,711	1,623	0.1%

Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	45,500	42,864	43,612	2.9%

				42,864	43,612	2.9%

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3)(4)	23,760	23,363	23,760	1.6%

				23,363	23,760	1.6%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor) due 1/8/2018)(3)(4)	39,000	39,000	38,531	2.5%

				39,000	38,531	2.5%

U.S. HealthWorks Holding Company, Inc.(16)	California / Healthcare	Second Lien Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 6/15/2017)(3)(4)	25,000	25,000	25,000	1.7%

				25,000	25,000	1.7%

VanDeMark Chemicals, Inc.(3)	New York / Chemicals	Senior Secured Term Loan (12.20% (LIBOR + 10.20% with 2.0% LIBOR floor), due 12/31/2014)(4)	30,306	30,306	30,306	2.0%

				30,306	30,306	2.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	$14,750	$14,750	$2,339	0.2%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	2,339	0.2%

		Total Non-control/Non-affiliate Investments (Level 3 Investments)		1,536,950	1,483,487	98.1%

		Total Level 3 Portfolio Investments		2,099,194	2,094,092	138.5%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	129	0.0%

				63	129	0.0%

		Total Non-control/Non-affiliate Investments (Level 1 Investments)		119	129	0.0%

		Total Portfolio Investments		2,099,313	2,094,221	138.5%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				86,596	86,596	5.7%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				31,772	31,772	2.1%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		118,369	118,369	7.8%

		Total Investments		$2,217,682	$2,212,590	146.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2013 and June 30, 2012

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2013 and June 30, 2012, two of our portfolio investments, Allied Defense Group, Inc. ("Allied") and Dover Saddlery, Inc. ("Dover") were publicly traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). As of June 30, 2013 and June 30, 2012, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 2 and Note 3 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC, a bankruptcy remote special purpose entity, and is pledged as collateral for the revolving credit facility and such security is not available as collateral to our general creditors (See Note 4). The market values of these investments at June 30, 2013 and June 30, 2012 were $883,114 and $783,384, respectively; they represent 20.5% and 35.4% of total investments at fair value, respectively. Prospect Capital Funding LLC (See Note 1), our wholly-owned subsidiary, holds an aggregate market value of $883,114 and $783,384 of these investments as of June 30, 2013 and June 30, 2012, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at June 30, 2013 and June 30, 2012.

(5)
Ellett Brothers, LLC., Evans Sports, Inc., Jerry's Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc. and Outdoor Sports Headquarters, Inc., are joint borrowers on our second lien loan. United Sporting Companies, Inc., is a parent guarantor of this debt investment.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan were assigned to Manx, the holding company. On June 30, 2012, Manx reassigned our investment in Coalbed to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed, separately owned holding company. Our Board of Directors set value at zero for the loan position in Coalbed LLC investment as of June 30, 2013 and June 30, 2012.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holding, Inc. ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions") to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership.

During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investment in The Healing Staff ("THS"), an affiliate of ICS, was valued at zero as of June 30, 2013 and continues to provide staffing solutions for health care facilities and security staffing.

(10)
Loan is with THS, an affiliate of ICS.

(11)
Evanta Ventures, Inc. and Sports Leadership Institute, Inc. are joint borrowers on our investment.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx reassigned our investments in Coalbed and AEH to Wolf, a newly-formed, separately owned holding company. We continue to fully reserve any income accrued for Manx. During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair market value. The Board of Directors set the fair value of our investment in Manx at $346 as of June 30, 2013.

(13)
On a fully diluted basis, represents 10.00% of voting common shares.

(14)
A portion of the positions listed was issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
At June 30, 2012, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

  management options. On November 7, 2012, we redeemed our membership interests in Mistral Chip Holdings, LLC, Mistral Chip Holdings 2, LLC and Mistral Chip Holdings 3, LLC in connection with the sale of Shearer's, receiving $6,022 of net proceeds and realizing a gain of approximately $2,027 on the redemption.

(18)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of June 30, 2013 and June 30, 2012.

(20)
We own a warrant to purchase 3,755,000 shares of Series A Preferred Stock, 625,000 shares of Series B Preferred Stock, and 43,800 shares of Voting Common Stock in Boxercraft Incorporated.

(21)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(22)
Certain investments that we have determined are not "qualifying" assets under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. During the period from June 30, 2011 to June 30, 2012, our fully diluted ownership of Iron Horse decreased from 57.8% to 5.0%, respectively, as we continued to transfer ownership interests to Iron Horse's management as they repaid our outstanding debt. Iron Horse management had an option to repurchase our remaining interest for $2,040.

On July 24, 2012, we sold our 3,821 shares of Iron Horse Coiled Tubing, Inc. common stock in connection with the exercise of the equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

(24)
On May 6, 2011, we made a secured first lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of June 30, 2013 and June 30, 2012. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% as of June 30, 2013 and June 30, 2012.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

(25)
Undrawn committed revolvers incur commitment and unused fees ranging from 0.50% to 2.00%. As of June 30, 2013 and June 30, 2012, we had $202,518 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

(26)
Stated interest rates are based on June 30, 2013 and June 30, 2012 one month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a secured first lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second lien to AMU Holdings, Inc., and acquired 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
Our wholly-owned entity, First Tower Holdings of Delaware, LLC, owns 80.1% of First Tower Holdings LLC, the operating company of First Tower, LLC.

(30)
Southern Management Corporation, Thaxton Investment Corporation, Southern Finance of Tennessee, Inc., Covington Credit of Texas, Inc., Covington Credit, Inc., Covington Credit of Alabama, Inc., Covington Credit of Georgia, Inc., Southern Finance of South Carolina, Inc. and Quick Credit Corporation, are joint borrowers on our senior secured investment. SouthernCo, Inc. is the guarantor of this debt investment.

(31)
We own 2.8% (13,220 shares) of the Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, common and preferred interest.

(32)
Our wholly-owned entity, APH Property Holdings, LLC, owns 100% of the common equity of American Property Holdings Corp., a REIT which holds investments in several real estate properties.

(33)
Our wholly-owned entity, CCPI Holdings, Inc. owns 95.13% of CCPI Inc., the operating company.

(34)
Our wholly-owned entity, Credit Central Holdings of Delaware, LLC owns 74.8% of Credit Central Holdings, LLC, which owns 100% of each of Credit Central, LLC, Credit Central South, LLC and Credit Central of Tennessee, LLC, the operating companies.

(35)
Our wholly-owned entity, Valley Electric Holdings I, Inc. ("HoldCo"), owns 100% of Valley Electric Holdings, II, Inc. ("Valley II"). Valley II owns 96.3% of Valley Electric Co. of Mt. Vernon, Inc. ("OpCo"), the operating company. Our debt investments are with both HoldCo and OpCo.

(36)
Our wholly-owned entity, Nationwide Acceptance Holdings, LLC owns 93.8% of Nationwide Acceptance LLC, the operating company.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

(37)
On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf sold the assets located in Martin County for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

(38)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended June 30, 2013 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$600	$—	$5,822	$—	$—	$—	$—	$7,266
Ajax Rolled Ring & Machine, Inc.	23,300	19,065	—	5,176	—	155	—	—	(17,208)
APH Property Holdings, LLC	151,648	—	—	2,898	—	4,511	140	—	—
AWCNC, LLC	—	—	—	—	—	—	—	—	—
Borga, Inc.	150	—	—	—	—	—	—	—	(232)
CCPI Holdings, Inc.	34,081	338	—	1,792	—	575	32	—	—
Credit Central Holdings of Delaware, LLC	47,663	—	—	3,893	—	1,440	240	—	2,799
Energy Solutions Holdings, Inc.	—	28,500	475	24,809	53,820	—	—	—	(71,198)
First Tower Holdings of Delaware, LLC	20,000	—	—	52,476	—	—	2,426	—	(9,869)
Manx Energy, Inc.	—	—	—	—	—	—	—	(9,397)	18,865
Nationwide Acceptance Holdings, LLC	25,151	—	—	1,787	—	753	131	—	—
NMMB Holdings, Inc.	—	—	5,700	3,026	—	—	—	—	(5,903)
R-V Industries, Inc.	32,750	—	—	781	24,462	143	—	—	1,463
The Healing Staff, Inc.	975	—	894	2	—	—	—	(12,117)	12,117
Valley Electric Holdings I, Inc.	52,098	—	100	3,511	—	1,227	98	—	—
Wolf Energy Holdings, Inc.	50	—	—	452	—	3,960	991	11,826	(3,092)
(39)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

  company (including through a management agreement). Transactions during the year ended June 30, 2013 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$30,000	$26,677	$—	$3,159	$—	$600	$22	$—	$672
Boxercraft Incorporated	—	—	—	3,356	—	—	—	—	(9,413)
Smart, LLC	—	—	—	—	728	—	—	—	108
(40)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended June 30, 2012 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$650	$—	$5,900	$—	$—	$—	$—	$(3,094)
Ajax Rolled Ring & Machine, Inc.	—	440	—	4,849	—	—	—	—	18,973
AWCNC, LLC	—	—	—	—	—	—	—	—	—
Borga, Inc.	—	—	—	—	—	—	—	—	(1,023)
C&J Cladding LLC	—	—	580	—	—	1,500	—	2,420	(4,119)
Change Clean Energy Holdings, Inc.	—	—	—	—	—	—	—	—	2,540
Energy Solutions Holdings, Inc.	5,951	—	—	7,174	47,850	5,220	4,983	—	(63,403)
First Tower Holdings of Delaware, LLC	287,953	—	—	2,312	—	8,075	—	—	—
Integrated Contract Services, Inc.	1,033	1,054	—	—	—	—	—	—	503
Iron Horse Coiled Tubing, Inc.	—	14,338	—	324	—	—	—	—	802
Manx Energy, Inc.	—	—	—	—	—	—	—	—	(1,312)
NMMB Holdings, Inc.	—	2,550	—	3,683	—	—	—	—	(4,148)
NRG Manufacturing, Inc.	37,218	50,299	2,317	28,579	15,011	372	3,800	36,940	(23,655)
Nupla Corporation	—	1,995	—	587	—	1,500	14	2,907	(4,194)
R-V Industries, Inc.	—	—	—	—	283	—	—	—	15,740
Yatesville Coal Holdings, Inc.	—	—	—	—	—	—	—	—	1,035
(41)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

  June 30, 2012 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$—	$—	$—	$3,333	$—	$—	$—	$—	$(5,099)
Boxercraft Incorporated	2,300	1,144	—	2,947	—	—	70	—	(662)
Smart, LLC	—	—	—	—	—	—	—	—	35
Sport Helmets Holdings, LLC	—	19,102	—	5,875	—	—	38	4,445	(7,483)

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were organized on April 13, 2004 and were funded in an initial public offering ("IPO"), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding LLC ("PCF"), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the credit facility at PCF.

Note 2. Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the twelve months ended June 30, 2013.

Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

an operating company which provides substantially all of its services and benefits to us. Our consolidated financial statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        The Company's investments are subject to a variety of risks. Those risks include the following:

  Market Risk

          Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

          Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company.

  Liquidity Risk

          Liquidity risk represents the possibility that the Company may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  Interest Rate Risk

          Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

          Many of the Company's debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        To value our assets, we follow the guidance of ASC 820 that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States or America, or GAAP, and requires disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with an independent valuation firm engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the "Investment Adviser") and that of the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in CLOs are classified as ASC 820 level 3 securities, and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure need be modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks relating to our business—Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1") permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of collectability.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2013 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification 820, Fair Value

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Measurements ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends ASC 820, Fair Value Measurements, to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments were effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of the amended guidance in ASU 2011-04 did not have a significant effect on our financial statements. See Note 3 for the disclosure required by ASU 2011-04.

        In August 2012, the FASB issued Accounting Standards Update 2012-03, Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114 ("SAB No. 114"), Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 ("ASU 2012-03"). The update amends various SEC paragraphs pursuant to the issuance of SAB No. 114 and is effective upon issuance. The adoption of the amended guidance in ASU 2012-03 did not have a significant effect on our financial statements.

        In October 2012, the FASB issued Accounting Standards Update 2012-04, Technical Corrections and Improvements ("ASU 2012-04"). The amendments in this update cover a wide range of Topics in the ASC. These amendments include technical corrections and improvements to the ASC and conforming amendments related to fair value measurements. The adoption of the amended guidance in ASU 2012-04 did not have a significant effect on our financial statements.

        In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of ASU 2013-08 is not expected to materially effect on our financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments

        At June 30, 2013, we had investments in 124 long-term portfolio investments, which had an amortized cost of $4,255,778 and a fair value of $4,172,852 and at June 30, 2012, we had investments in 85 long-term portfolio investments, which had an amortized cost of $2,099,313 and a fair value of $2,094,221.

        As of June 30, 2013, we own controlling interests in AIRMALL USA, Inc. ("Airmall"), Ajax Rolled Ring & Machine, Inc., APH Property Holdings, LLC ("APH"), AWCNC, LLC, Borga, Inc. ("Borga"), CCPI Holdings, Inc., Credit Central Holdings of Delaware, LLC, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC ("First Tower Delaware"), Manx Energy, Inc. ("Manx"), Nationwide Acceptance Holdings, LLC, NMMB Holdings, Inc., R-V Industries, Inc., The Healing Staff, Inc. ("THS"), Valley Electric Holdings I, Inc. and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork), Boxercraft Incorporated and Smart, LLC.

        The composition of our investments and money market funds as of June 30, 2013 and June 30, 2012 at cost and fair value was as follows:

	June 30, 2013		June 30, 2012
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$9,238	$8,729	$1,145	$868
Senior Secured Debt	2,262,327	2,207,091	1,138,991	1,080,053
Subordinated Secured Debt	1,062,386	1,024,901	544,363	488,113
Subordinated Unsecured Debt	88,470	88,827	72,617	73,195
CLO Debt	27,667	28,589	27,258	27,717
CLO Residual Interest	660,619	658,086	214,559	218,009
Equity	145,071	156,629	100,380	206,266

Total Investments	4,255,778	4,172,852	2,099,313	2,094,221
Money Market Funds	143,262	143,262	118,369	118,369

Total Investments and Money Market Funds	$4,399,040	$4,316,114	$2,217,682	$2,212,590

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$8,729	$8,729
Senior Secured Debt	—	—	2,207,091	2,207,091
Subordinated Secured Debt	—	—	1,024,901	1,024,901
Subordinated Unsecured Debt	—	—	88,827	88,827
CLO Debt	—	—	28,589	28,589
CLO Residual Interest	—	—	658,086	658,086
Equity	112	—	156,517	156,629

Total Investments	112	—	4,172,740	4,172,852
Money Market Funds	—	143,262	—	143,262

Total Investments and Money Market Funds	$112	$143,262	$4,172,740	$4,316,114

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$811,634	$811,634
Affiliate investments	—	—	42,443	42,443
Non-control/non-affiliate investments	112	—	3,318,663	3,318,775

	112	—	4,172,740	4,172,852
Investments in money market funds	—	143,262	—	143,262

Total assets reported at fair value	$112	$143,262	$4,172,740	$4,316,114

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$868	$868
Senior Secured Debt	—	—	1,080,053	1,080,053
Subordinated Secured Debt	—	—	488,113	488,113
Subordinated Unsecured Debt	—	—	73,195	73,195
CLO Debt	—	—	27,717	27,717
CLO Residual Interest	—	—	218,009	218,009
Equity	129	—	206,137	206,266

Total Investments	129	—	2,094,092	2,094,221
Money Market Funds	—	118,369	—	118,369

Total Investments and Money Market Funds	$129	$118,369	$2,094,092	$2,212,590

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$564,489	$564,489
Affiliate investments	—	—	46,116	46,116
Non-control/non-affiliate investments	129	—	1,483,487	1,483,616

	129	—	2,094,092	2,094,221
Investments in money market funds	—	118,369	—	118,369

Total assets reported at fair value	$129	$118,369	$2,094,092	$2,212,590

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the year ended June 30, 2013 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

Total realized loss, net	(9,688)	—	(16,672)	(26,360)
Change in unrealized depreciation	(64,991)	(8,634)	(4,192)	(77,817)

Net realized and unrealized loss	(74,679)	(8,634)	(20,864)	(104,177)
Purchases of portfolio investments	387,866	30,000	2,674,404	3,092,270
Payment-in-kind interest	2,668	715	7,564	10,947
Accretion of purchase discount	—	922	10,095	11,017
Repayments and sales of portfolio investments	(68,710)	(26,676)	(836,023)	(931,409)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2012	$868	$1,080,053	$488,113	$73,195	$27,717	$218,009	$206,137	$2,094,092

Total realized loss (gain), net	—	(21,545)	(22,001)	—	—	—	17,186	(26,360)
Change in unrealized (depreciation) appreciation	(232)	3,197	19,265	(222)	464	(5,981)	(94,308)	(77,817)

Net realized and unrealized (loss) gain	(232)	(18,348)	(2,736)	(222)	464	(5,981)	(77,122)	(104,177)
Purchases of portfolio investments	21,143	1,626,172	812,025	133,700	—	440,050	59,180	3,092,270
Payment-in-kind interest	—	4,401	3,687	2,859	—	—	—	10,947
Amortization of discounts and premiums	—	1,747	2,346	508	408	6,008	—	11,017
Repayments and sales of portfolio investments	(13,050)	(499,900)	(265,568)	(121,213)	—	—	(31,678)	(931,409)
Transfers within Level 3	—	12,966	(12,966)	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$28,589	$658,086	$156,517	$4,172,740

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the year ended June 30, 2012 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2011	$310,072	$72,337	$1,080,421	$1,462,830

Total realized loss (gain), net	42,267	4,445	(10,115)	36,597
Change in unrealized appreciation (depreciation)	6,776	(13,617)	(25,476)	(32,317)

Net realized and unrealized gain (loss)	49,043	(9,172)	(35,591)	4,280
Purchases of portfolio investments	332,156	2,300	780,556	1,115,012
Payment-in-kind interest	219	467	4,961	5,647
Accretion of purchase discount	81	4,874	2,329	7,284
Repayments and sales of portfolio investments	(118,740)	(24,690)	(357,531)	(500,961)
Transfers within Level 3	(8,342)	—	8,342	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2011	$7,278	$789,981	$448,675	$55,336	$—	$—	$161,560	$1,462,830

Total realized loss (gain), net	—	2,686	(14,606)	—	—	—	48,517	36,597
Change in unrealized (depreciation) appreciation	(412)	(26,340)	(13,737)	(67)	459	3,450	4,330	(32,317)

Net realized and unrealized (loss) gain	(412)	(23,654)	(28,343)	(67)	459	3,450	52,847	4,280
Purchases of portfolio investments	1,500	582,566	227,733	17,000	27,072	214,559	44,582	1,115,012
Payment-in-kind interest	—	304	4,485	858	—	—	—	5,647
Accretion of purchase discount	80	3,449	3,501	68	186	—	—	7,284
Repayments and sales of portfolio investments	(7,578)	(272,593)	(167,938)	—	—	—	(52,852)	(500,961)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of June 30, 2012	$868	$1,080,053	$488,113	$73,195	$27,717	$218,009	$206,137	$2,094,092

        For the year ended June 30, 2013 and 2012, the net change in unrealized appreciation on the investments that use Level 3 inputs was $77,488 and $18,866 for assets still held as of June 30, 2013 and 2012, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2013 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior	$2,215,820	Yield Analysis	Market Yield	5.7% - 20.8%	10.7%
Subordinated Secured	1,024,901	Yield Analysis	Market Yield	7.7% - 19.8%	11.6%
Subordinated Unsecured	88,827	Yield Analysis	Market Yield	6.1% - 14.6%	10.7%
CLO Debt	28,589	Discounted Cash Flow	Discount Rate	12.10% - 20.1%	15.7%
CLO Residual Interest	658,086	Discounted Cash Flow	Discount Rate	11.3% - 19.8%	15.3%
Equity	151,855	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x - 8.8x	6.2x
Escrow	4,662	Discounted Cash Flow	Discount Rate	6.5% - 7.5%	7.0%

Total	$4,172,740

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2012 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior	$1,080,921	Yield Analysis	Market Yield	6.7% - 30.0%	11.1%
Subordinated Secured	488,113	Yield Analysis	Market Yield	7.0% - 30.0%	12.6%
Subordinated Unsecured	73,195	Yield Analysis	Market Yield	8.7% - 13.5%	11.8%
CLO Debt	27,717	Discounted Cash Flow	Discount Rate	13.0%	13.0%
CLO Residual Interest	218,009	Discounted Cash Flow	Discount Rate	8.0% - 14.0%	10.2%
Equity	188,451	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x - 9.0x	6.6x
Escrow	17,686	Discounted Cash Flow	Discount Rate	6.5% - 8.5%	7.7%

Total	$2,094,092

        The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of earnings before income tax, depreciation and amortization ("EBITDA") of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies' data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firm selects percentages from the range of multiples for purposes of determining the subject company's estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the equity investment.

        The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of our investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        During the year ended June 30, 2013, the valuation methodology for Airmall changed to incorporate the income method (discounted cash flow analysis) in addition to the market method (public comparable company analysis) used in previous quarters. Management adopted the income method to incorporate current financial projections in recognition of the time elapsed since the initial acquisition of the company in June 2010. As a result of this change and in recognition of recent improved company performance, we increased the fair value of our investment in Airmall to $54,648 as of June 30, 2013, a premium of $3,478 from its amortized cost, compared to the $3,788 unrealized depreciation recorded at June 30, 2012.

        During the year ended June 30, 2013, the valuation methodology for First Tower Delaware changed to incorporate the income method (discounted cash flow analysis) in addition to the market method (public comparable company analysis) used in previous quarters. Management adopted the income method in consideration of management forecasts not previously available. As a result of this change and in recognition of recent company performance and current market conditions we decreased the fair value of our investment in First Tower Delaware to $298,084 as of June 30, 2013, a discount of $13,869 to its amortized cost, compared to $287,953 as of June 30, 2012, equal to its amortized cost at that time.

        During the year ended June 30, 2013, the valuation methodology for ICON Health & Fitness, Inc. ("ICON") changed to incorporate an enterprise value waterfall analysis in place of a trading analysis in addition to the income method (discounted cash flow analysis) used in previous quarters. Management adopted the enterprise value waterfall analysis due to the impairment of the senior term loan, and removed the trading analysis due to lack of trading activity during the quarter. As a result of this change and in recognition of recent company performance and current market conditions, we decreased

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

the fair value of our investment in ICON to $33,929 as of June 30, 2013, a discount of $9,381 to its amortized cost, compared to the $261 unrealized depreciation recorded at June 30, 2012.

        In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us that operate within the energy industry. As part of the reorganization, our equity interests in Change Clean Energy Holdings, Inc. and Change Clean Energy, Inc., Freedom Marine Holdings, LLC, a subsidiary of Energy Solutions ("Freedom Marine") and Yatesville Coal Holdings, Inc., a subsidiary of Energy Solutions ("Yatesville"), were transferred to Energy Solutions to consolidate all of our energy holdings under one management team strategically expanding Energy Solutions across energy sectors.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the year ended June 30, 2013, Energy Solutions repaid $28,500 of senior and subordinated secured debt. We received $19,543 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the year ended June 30, 2013. During the year ended June 30, 2013, we received distributions of $53,820 from Energy Solutions which were recorded as dividend income. Energy Solutions continues to hold $23,979 of cash for future investment and repayment of the remaining debt.

        During the year ended June 30, 2013, we provided $125,892 and $26,648 of debt and equity financing, respectively, to APH for the acquisition of various industrial and multi-family residential real estate properties in Florida and Georgia. APH is a holding company that owns 100% of the common equity of American Property Holdings Corp. ("APHC"). APHC is a Maryland corporation and qualified REIT for federal income tax purposes. During the year ended June 30, 2013, we received $4,511 of structuring fees related to our investments in APH which were recorded as other income. As of June 30, 2013, APHC's real estate portfolio was comprised of seven investments. The following table shows the mortgages outstanding due to other parties for each of the seven properties:

No.	Property Name	City	Date of Acquisition	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Abbington Pointe	Marietta, GA	12/28/2012	23,500	15,275
3	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
4	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
5	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
6	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
7	Arium Resort	Pembroke Pines, GA	6/24/2013	225,000	157,500

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        At June 30, 2013, eight loan investments were on non-accrual status: Borga, Freedom Marine, THS, formerly a subsidiary of Integrated Contract Services, Inc. ("ICS"), Manx, Stryker Energy, LLC ("Stryker"), Wind River Resources Corp. and Wind River II Corp. ("Wind River"), Wolf and Yatesville. At June 30, 2012, nine loan investments were on non-accrual status: Borga, Freedom Marine, H&M Oil and Gas, LLC ("H&M"), THS, formerly a subsidiary of ICS, Manx, Stryker, Wind River, Wolf and Yatesville. Principal balances of these loans amounted to $106,395 and $171,149 as of June 30, 2013 and June 30, 2012, respectively. The fair value of these loans amounted to $13,810 and $43,641 as of June 30, 2013 and June 30, 2012, respectively. The fair values of these investments represent approximately 0.5% and 2.9% of our net assets as of June 30, 2013 and June 30, 2012, respectively. For the years ended June 30, 2013, June 30, 2012 and June 30, 2011, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $25,965, $25,460 and $18,535, respectively.

        On December 3, 2010, we exercised our warrants in Miller Petroleum, Inc ("Miller") and received 2,013,814 shares of Miller common stock. On December 27, 2010, we sold 1,397,510 of these shares receiving $3.95 of net proceeds per share, realizing a gain of $5,415. On January 10, 2011, we sold the remaining 616,304 shares of Miller common stock receiving $4.23 of net proceeds per share, realizing an additional gain of $2,561. The total gain was $7,976 on the sale of the Miller common stock.

        On May 2, 2011, we sold our membership interests in Fischbein, LLC ("Fischbein") for $12,396 of gross proceeds, $1,479 of which is deferred revenue held in escrow, realizing a gain of $9,893, and received a repayment on the loan that was outstanding. We subsequently made a $3,334 senior secured second lien term loan and invested $875 in the common equity of Fischbein with the new ownership group.

        During the year ended June 30, 2012, Deb Shops, Inc. ("Deb Shops") filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and our debt position was eliminated with no payment to us. We determined that the impairment of Deb Shops was other-than-temporary on September 30, 2011 and recorded a realized loss of $14,607 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved.

        On December 28, 2011, we made a secured debt investment of $37,218 to support the recapitalization of NRG Manufacturing, Inc. ("NRG"). After the financing, we received repayment of the $13,080 loan that was previously outstanding and a dividend of $6,711 as a result of our equity holdings. In addition, we sold 392 shares of NRG common stock held by us back to NRG for $13,266, realizing a gain of $12,131.

        On February 2, 2012, NRG was sold to an outside buyer for $123,258. In conjunction with the sale, the $37,218 loan that was outstanding was repaid. We also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. Further, we received a $3,800 advisory fee for the transaction, which was recorded as other income in the quarter ending March 31, 2012. After expenses, including the make whole and advisory fees discussed above, $40,886 was available to be distributed to stockholders. While our 408 shares of NRG common stock represented 67.1% of the ownership, we received net proceeds of $25,991 as our contribution to the escrow amount was proportionately higher than the other shareholders. In

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

connection with the sales, we recognized a realized gain of $24,810 during the year ended June 30, 2012. In total, we received proceeds of $93,977 at closing. In addition, there was $11,125 being held in escrow of which 80% is due to us upon release of the escrowed amounts. During the year ended June 30, 2013, we received $3,251 upon release of escrowed amounts for which we recognized a gain in the same amount. As of June 30, 2013, the fair value of the remaining escrow amounts was $3,618. This will be recognized as a gain if and when received.

        On February 5, 2013, we received a distribution of $3,250 related to our investment in NRG, for which we realized a gain of the same amount. This was a partial release of the amount held in escrow.

        On June 15, 2012, we acquired 80.1% of the businesses of First Tower LLC ("First Tower") for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Holdings of Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower's businesses. We received $8,075 in structuring fee income as part of the acquisition.

        In December 2012, we determined that the impairment of ICS was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investment in THS, an affiliate of ICS, was valued at zero as of June 30, 2013 and continues to provide staffing solutions for health care facilities and security staffing.

        On March 28, 2013, we sold our investment in New Meatco Provisions, LLC for net proceeds of approximately $1,965, recognizing a realized loss of $10,814 on the sale.

        On April 30, 2013, we sold our investment in Fischbein for net proceeds of $3,168, recognizing a realized gain of $2,293 on the sale. In addition, there is $310 being held in escrow which will be recognized as additional gain if and when received.

        On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. Our cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and is equal to the fair value of assets at the time of transfer and we recorded a realized loss of $19,647 in connection with the foreclosure on the assets. On May 17 2013, Wolf sold certain of the assets that had been previously held by H&M that were located in Martin County to Hibernia for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us and we recognized as a realized gain of $11,826 partially offsetting the previously recorded loss. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

        In June 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair market value.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $3,103,217, $1,120,659 and $953,337 during the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. Debt repayments and proceeds from sales of equity securities of $931,534, $500,952 and $285,862 were received during the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        During the year ended June 30, 2013, we recognized $1,481 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $1,481 recorded during the year ended June 30, 2013 is $1,111 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson Products Holdings, Inc.

        During the year ended June 30, 2012, we recognized $6,613 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $6,613 is $3,083 of normal accretion and $3,530 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC, Nupla Corporation, ROM Acquisition Corp and Sport Helmets Holdings, LLC.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC, Label Corp Holdings Inc. and Prince Mineral Company, Inc., and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), The Copernicus Inc. ("Copernicus"), Fischbein and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        As of June 30, 2013, $540 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $240 is expected to be amortized during the three months ending September 30, 2013.

        As of June 30, 2013, $3,005,298 of our loans bear interest at floating rates, $2,976,709 of which have Libor floors ranging from 1.00% to 5.89%.

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of June 30, 2013 and June 30, 2012, we had $202,518 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

Note 4. Revolving Credit Agreements

        On June 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the 2010 Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Revolving Credit Agreements (Continued)

portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility was used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the 2010 Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $552,500 under the 2012 Facility as of June 30, 2013. The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2013, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2013 and June 30, 2012, we had $473,508 and $418,980, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was $124,000 and $96,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $552,500. At June 30, 2013, the investments used as collateral for the 2012 Facility had an aggregate market value of $833,310, which represents 31.37% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of June 30, 2013. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $11,150 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $6,722 remains to be amortized.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, we recorded $9,082, $14,883 and $8,507 of interest costs, unused fees and amortization of financing costs on our credit facility as interest expense, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (December 21, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 78.3699 and 78.5395 shares, respectively, of common stock per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.73 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (February 14, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds following underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 85.8442 and 86.1162 shares of common stock, respectively, per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.61 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (April 16, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds following underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 82.3451 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.07 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (August 14, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds following underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes and 2016 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,032 of fees which are being amortized over the terms of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $20,254 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities as of June 30, 2013.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, we recorded $45,878, $22,197 and $9,090 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

Note 6. Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        On March 15, 2013, we issued $250,000 in aggregate principal amount of 5.875% senior unsecured notes due 2023 (the "2023 Notes") for net proceeds following underwriting and other expenses of approximately $245,885. Interest on the 2023 Notes is paid semi-annually. The 2023 Notes mature on March 15, 2023. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes and 2023 Notes (collectively the "Senior Unsecured Notes"), we incurred $7,480 of fees which are being amortized over the term of the notes in

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 6. Senior Unsecured Notes (Continued)

accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $7,114 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the years ended June 30, 2013 and June 30, 2012, we recorded $11,672 and $1,178 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

Note 7. Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"), which was subsequently increased to $1,000,000. Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the year ended June 30, 2013, we issued $343,139 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $334,243. These notes were issued with stated interest rates ranging from 3.28% to 6.63% with a weighted average rate of 5.59%. These notes mature between July 15, 2019 and June 15, 2043.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        The bonds outstanding as of June 30, 2013 are:

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
March 1, 2012 - March 8, 2012	$5,465	6.90% - 7.00%	6.97%	March 15, 2022
April 5, 2012 - April 26, 2012	8,516	6.50% - 6.85%	6.72%	April 15, 2022
June 14, 2012	2,657	6.95%	6.95%	June 15, 2022
June 28, 2012	4,000	6.55%	6.55%	June 15, 2019
July 6, 2012 - July 26, 2012	20,928	6.20% - 6.45%	6.31%	July 15, 2019
August 2, 2012 - August 23, 2012	17,545	6.05% - 6.15%	6.09%	August 15, 2019
September 7, 2012 - September 27, 2012	29,406	5.85% - 6.00%	5.92%	September 15, 2019
October 4, 2012	7,172	5.70%	5.70%	October 19, 2019
November 23, 2012 - November 29, 2012	13,754	5.00% - 5.13%	5.09%	November 15, 2019
November 29, 2012	1,979	5.75%	5.75%	November 15, 2032
November 23, 2012 - November 29, 2012	16,437	6.50% - 6.63%	6.58%	November 15, 2042
December 6, 2012 - December 28, 2012	9,339	4.50% - 4.86%	4.73%	December 15, 2019
December 6, 2012	1,127	5.63%	5.63%	December 15, 2032
December 13, 2012 - December 28, 2012	3,702	5.00% - 5.13%	5.11%	December 15, 2030
December 6, 2012 - December 28, 2012	22,966	6.00% - 6.38%	6.21%	December 15, 2042
January 4, 2013 - January 31, 2013	4,427	4.00% - 4.375%	4.15%	January 15, 2020
January 4, 2013 - January 31, 2013	2,388	4.50% - 4.875%	4.74%	January 15, 2031
January 4, 2013 - January 31, 2013	9,338	5.50% - 5.875%	5.63%	January 15, 2043
February 4, 2013 - February 28, 2013	2,619	4.00%	4.00%	February 15, 2031
February 4, 2013 - February 28, 2013	664	4.50%	4.50%	February 15, 2031
February 4, 2013 - February 28, 2013	4,623	5.50%	5.50%	February 15, 2043
March 4, 2013 - March 28, 2013	3,832	4.00%	4.00%	March 15, 2020
March 4, 2013 - March 28, 2013	984	4.125% - 4.50%	4.24%	March 15, 2031
March 4, 2013 - March 28, 2013	4,308	5.50%	5.50%	March 15, 2043
March 14, 2013 - March 28, 2013	1,225	L+3.00%	3.27%	March 15, 2023
April 4, 2013 - April 25, 2013	29,528	4.50% - 5.00%	4.96%	April 15, 2020
April 4, 2013 - April 25, 2013	264	L+3.50%	3.78%	April 15, 2023
April 4, 2013 - April 25, 2013	5,164	4.63% - 5.50%	5.34%	April 15, 2031
April 4, 2013 - April 25, 2013	12,280	6.00%	6.00%	April 15, 2043
May 2, 2013 - May 31, 2013	42,482	5.00%	5.00%	May 15, 2020
May 2, 2013 - May 31, 2013	10,000	5.00%	5.00%	May 15, 2028
May 2, 2013 - May 31, 2013	7,548	5.75%	5.75%	May 15, 2031
May 2, 2013 - May 31, 2013	33,641	6.25%	6.25%	May 15, 2043
June 6, 2013 - June 27, 2013	9,905	5.00% - 5.25%	5.04%	June 15, 2020
June 6, 2013 - June 27, 2013	5,000	5.00%	5.00%	June 15, 2028
June 6, 2013 - June 27, 2013	1,707	5.75% - 6.00%	5.85%	June 15, 2031
June 6, 2013 - June 27, 2013	6,857	6.25% - 6.50%	6.31%	June 15, 2043

	$363,777

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $10,598 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $10,248 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the years ended June 30, 2013 and June 30, 2012, we recorded $9,707 and $276 of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense, respectively.

Note 8. Financial Instruments Disclosed, But Not Carried, At Fair Value

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$124,000	$—	$124,000
Senior convertible notes(2)	—	886,210	—	886,210
Senior unsecured notes(2)	101,800	242,013	—	343,813
Prospect Capital InterNotes®(3)	—	336,055	—	336,055

Total	$101,800	$1,588,278	$—	$1,690,078

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$96,000	$—	$96,000
Senior convertible notes(2)	—	456,671	—	456,671
Senior unsecured notes(2)	99,560	—	—	99,560
Prospect Capital InterNotes ®(3)	—	20,280	—	20,280

Total	$99,560	$572,951	$—	$672,511

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions

        We issued 106,752,517 and 30,970,696 shares of our common stock during the years ended June 30, 2013 and June 30, 2012, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Average Offering Price
During the year ended June 30, 2013:
July 2, 2012 - July 12, 2012(1)	2,247,275	$26,040	$260	$—	$11.59
July 16, 2012	21,000,000	$234,150	$2,100	$300	$11.15
July 27, 2012	3,150,000	$35,123	$315	$—	$11.15
September 13, 2012 - October 9, 2012(2)	8,010,357	$94,610	$946	$638	$11.81
November 7, 2012	35,000,000	$388,500	$4,550	$814	$11.10
December 13, 2012(3)	467,928	$5,021	$—	$—	$10.73
December 28, 2012(3)	897,906	$9,581	$—	$—	$10.67
December 31, 2012(3)	4,141,547	$44,650	$—	$—	$10.78
January 7, 2013 - February 5, 2013(4)	10,248,051	$115,315	$1,153	$—	$11.25
February 14, 2013 - May 3, 2013(5)	17,230,253	$191,897	$1,788	$—	$11.14
May 14, 2013 - May 31, 2013(6)	4,359,200	$47,532	$399	$245	$10.90
During the year ended June 30, 2012:
June 12, 2012 - June 29, 2012(1)	2,952,489	$33,130	$331	$184	$11.220
June 15, 2012(7)	14,518,207	$160,571	$—	$—	$11.060
February 28, 2012	12,000,000	$131,400	$1,560	$360	$10.950
July 18, 2011	1,500,000	$15,225	$165	$165	$10.150

(1)
On June 1, 2012, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 9,500,000 shares of our common stock. Through this program we issued 5,199,764 shares of our common stock at an average price of $11.38 per share, raising $59,170 of gross proceeds, from June 12, 2012 through July 12, 2012.

(2)
On September 10, 2012, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 8,010,357 shares of our common stock at an average price of $11.81 per share, raising $94,610 of gross proceeds, from September 13, 2012 through October 9, 2012.

(3)
On December 13, 2012, December 28, 2012 and December 31, 2012, we issued 467,928, 897,906 and 4,141,547 shares of our common stock, respectively, in conjunction with investments in controlled portfolio companies.

(4)
On December 21, 2012, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 17,500,000 shares of our common stock. Through this program we issued 10,248,051 shares of our common stock at an average price of $11.25 per share, raising $115,315 of gross proceeds.

(5)
On February 11, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

  program we issued 17,230,253 shares of our common stock at an average price of $11.14 per share, raising $191,897 of gross proceeds.

(5)
On May 8, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this program we issued 4,539,200 shares of our common stock at an average price of $10.90 per share, raising $47,532 of gross proceeds.

(7)
On June 15, 2012, we completed the acquisition of the businesses of First Tower. We acquired 80.1% of First Tower's businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock.

        Our shareholders' equity accounts at June 30, 2013 and June 30, 2012 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to June 30, 2013 pursuant to this plan. Prior to any repurchase we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. The last notice was more than six months ago, therefore notice would be necessary before such repurchase could be effected.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as of June 30, 2013 we can issue up to $1,743,217 of additional debt and equity securities in the public market.

        On May 6, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110125 per share for May 2013 to holders of record on May 31, 2013 with a payment date of June 20, 2013;

  •
  $0.110150 per share for June 2013 to holders of record on June 28, 2013 with a payment date of July 18, 2013;

  •
  $0.110175 per share for July 2013 to holders of record on July 31, 2013 with a payment date of August 22, 2013; and

  •
  $0.110200 per share for August 2013 to holders of record on August 30, 2013 with a payment date of September 19, 2013.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

        On June 17, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110225 per share for September 2013 to holders of record on September 30, 2013 with a payment date of October 24, 2013;

  •
  $0.110250 per share for October 2013 to holders of record on October 31, 2013 with a payment date of November 21, 2013;

  •
  $0.110275 per share for November 2013 to holders of record on November 29, 2013 with a payment date of December 19, 2013; and

  •
  $0.110300 per share for December 2013 to holders of record on December 31, 2013 with a payment date of January 23, 2014.

        During the years ended June 30, 2013 and June 30, 2012, we issued 1,450,578 and 1,056,484 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        At June 30 2013, we have reserved 70,246,258 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (See Note 5).

Note 10. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $58,176, $36,493 and $19,930 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

	For The Year Ended
Income Source	June 30, 2013	June 30, 2012	June 30, 2011
Structuring, advisory and amendment fees (Note 3)	$53,708	$35,976	$19,589
Overriding royalty interests	4,122	224	154
Administrative agent fee	346	293	187

Other Investment Income	$58,176	$36,493	$19,930

Note 11. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the years ended June 30, 2013, 2012 and 2011, respectively.

	For The Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Net increase in net assets resulting from operations	$220,856	$190,904	$118,238
Weighted average common shares outstanding	207,069,971	114,394,554	85,978,757

Net increase in net assets resulting from operations per common share	$1.07	$1.67	$1.38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees earned by and paid to Prospect Capital Management for the years ended June 30, 2013, June 30, 2012 and June 30, 2011 were $69,800, $35,836 and $22,496, respectively.

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        Income incentive fees totaling $81,231, $46,671 and $23,555 were earned for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. No capital gains incentive fees were earned for years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and his staff. For the years ended June 30, 2013, 2012 and 2011, the reimbursement was approximately $8,737, $6,848 and $4,979, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. As of June 30, 2013 and June 30, 2012, $1,291 and $165 of managerial assistance fees remain on the consolidated statements of assets and liabilities as a payable to the Administrator for reimbursement of its cost in providing such assistance.

Note 13. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 13. Litigation (Continued)

will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any such material litigation as of the date of this report.

Note 14. Financial Highlights

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Per Share Data(1):
Net asset value at beginning of period	$10.83	$10.36	$10.30	$12.40	$14.55
Net investment income	1.57	1.63	1.10	1.13	1.87
Realized (loss) gain	(0.13)	0.32	0.19	(0.87)	(1.24)
Net unrealized (depreciation) appreciation	(0.37)	(0.28)	0.09	0.07	0.48
Net increase (decrease) in net assets as a result of public offering	0.13	0.04	(0.08)	(0.85)	(2.11)
Net increase in net assets as a result of shares issued for Patriot acquisition	—	—	—	0.12	—
Dividends to shareholders	(1.31)	(1.24)	(1.24)	(1.70)	(1.15)

Net asset value at end of period	$10.72	$10.83	$10.36	$10.30	$12.40

Per share market value at end of period	$10.80	$11.39	$10.11	$9.65	$9.20
Total return based on market value(2)	6.24%	27.21%	17.22%	17.66%	(18.60)%
Total return based on net asset value(2)	10.91%	18.03%	12.54%	(6.82)%	(0.61)%
Shares outstanding at end of period	247,836,965	139,633,870	107,606,690	69,086,862	42,943,084
Average weighted shares outstanding for period	207,069,971	114,394,554	85,978,757	59,429,222	31,559,905
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$2,656,494	$1,511,974	$1,114,357	$711,424	$532,596
Portfolio turnover rate	29.24%	29.06%	27.63%	21.61%	4.99%
Annualized ratio of operating expenses to average net assets	11.50%	10.73%	8.47%	7.54%	9.03%
Annualized ratio of net investment income to average net assets	14.86%	14.92%	10.60%	10.69%	13.14%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 15. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,861	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28
September 30, 2011	55,342	0.51	27,877	0.26	12,023	0.11	39,900	0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44
June 30, 2012	102,682	0.82	64,227	0.52	(27,924)	(0.22)	36,303	0.29
September 30, 2012	123,636	0.76	74,027	0.46	(26,778)	(0.17)	47,249	0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24
March 31, 2013	120,195	0.53	59,585	0.26	(15,156)	(0.07)	44,429	0.20
June 30, 2013	166,470	0.68	92,096	0.38	(9,407)	(0.04)	82,689	0.34

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
As adjusted for increase in earnings from Patriot.

Note 16. Subsequent Events

        During the period from July 1, 2013 to October 11, 2013, we issued $115,110 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $112,713.

        During the period from July 1, 2013 to August 21, 2013, we sold 9,818,907 shares of our common stock at an average price of $10.97 per share, and raised $107,725 of gross proceeds, under the ATM Program. Net proceeds were $106,822 after commissions to the broker-dealer on shares sold and offering costs.

        On August 23, 2013, we entered into an ATM Program with BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from August 26, 2013 to October 11, 2013 (with settlements August 29, 2013 through October 16, 2013), we sold 17,444,710 shares of our common stock at an average price of $11.26 per share, and raised $196,513 of gross proceeds, under the ATM Program. Net Proceeds were $194,579 after commissions to BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc on shares sold.

        On July 1, 2013, Pre-Paid Legal Services, Inc. repaid the $5,000 loan receivable to us.

        On July 9, 2013, Southern Management Corporation repaid the $17,565 loan receivable to us.

        On July 12, 2013, we provided $11,000 of secured second lien financing to Water PIK, Inc., a leader in developing innovative personal and oral healthcare products.

        On July 23, 2013, we made a $2,000 investment in Carolina Beverage Group, LLC ("Carolina Beverage"), a contract beverage manufacturer.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On July 24, 2013, we sold our $2,000 investment in Carolina Beverage and realized a gain of $45 on this investment.

        On July 26, 2013, we made a $2,000 follow-on senior secured debt investment in Spartan Energy Services, LLC, a leading provider of thru tubing and flow control services to oil and gas companies.

        On July 26, 2013, we made a $20,000 follow-on secured second lien investment in Royal Adhesives & Sealants, LLC ("Royal"), a leading producer of proprietary, high-performance adhesives and sealants.

        On July 31, 2013, we made a $5,100 follow-on investment in Coverall North America, Inc., a leading franchiser of commercial cleaning businesses.

        On July 31, 2013, Royal repaid the $28,364 subordinated unsecured loan receivable to us.

        On July 31, 2013, Cargo Airport Services USA, LLC repaid the $43,399 loan receivable to us.

        On August 1, 2013, Medical Security Card Company, LLC repaid the $13,214 loan receivable to us.

        On August 2, 2013, we made an investment of $44,100 to purchase 90% of the subordinated notes in CIFC Funding 2013-III, Ltd.

        On August 2, 2013, we funded a recapitalization of CP Energy Services, Inc. ("CP Energy") with $81,273 of debt and $12,741 of equity financing. Through the recapitalization, we acquired a controlling interest in CP Energy for $73,009 in cash and 1,918,342 unregistered shares of our common stock. After the financing, we received repayment of the $18,991 loan previously outstanding.

        On August 12, 2013, we provided $80,000 in senior secured loans and a senior secured revolving loan facility, of which $70,000 was funded at closing, for the recapitalization of Matrixx Initiatives, Inc., owner of Zicam, a leading developer and marketer of OTC cold remedy products under the Zicam brand.

        On August 14, 2013, we announced the revised conversion rate on the 2018 Notes of 82.8631 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.07.

        On August 15, 2013, we announced an increase of $15,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $567,500.

        On August 15, 2013, we made a $14,000 follow-on investment in Totes Isotoner Corporation, a leading designer, distributer and retailer of high quality, branded functional accessories.

        On August 21, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On August 30, 2013, we made a $16,000 follow-on investment in System One Holdings, LLC, a leading provider of professional staffing services.

        On September 5, 2013, we provided $50,000 of floating rate senior secured financing to a leading payments processor.

        On September 10, 2013, we made a $12,500 first lien secured investment in Photonis SAS, a world leader in the development, manufacture and sale of electro-optic components for the detection and intensification of very faint light sources.

        On September 11, 2013, Seaton Corp. repaid the $13,310 loan receivable to us.

        On September 12, 2013, we provided a $75,000 floating-rate senior secured term loan to support the recapitalization of American Broadband Communications, LLC, a leading provider of voice, video, and high-speed internet services.

        On September 13, 2013, we made an investment of $36,515 to purchase 83.56% of the subordinated notes in Apidos CLO XV, Ltd.

        On September 19, 2013, we provided $47,985 of combined senior secured floating rate debt and equity to support the recapitalization of Mity Enterprises, Inc., a leading designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.

        On September 25, 2013, we made a $12,000 senior secured investment in NCP Finance, a lender to short term loan providers in the alternative financial services industry.

        On September 25, 2013, we received payment of $5,000 in settlement of a lawsuit related to the loan to Integrated Contract Services, Inc., which was previously written off.

        On September 30, 2013, we made an investment of $22,575 to purchase 51.02% of the subordinated notes in Galaxy XVI CLO, Ltd.

        On September 30, 2013, we sold our investment in ADAPCO, Inc. for net proceeds of $553, recognizing a realized gain of $413 on the sale.

        On September 30, 2013, we made an $18,818 follow-on investment in JHH Holdings, Inc., a leading provider of home healthcare services in Texas.

        On October 1, 2013, we made a $2,600 follow-on investment in AIRMALL USA, Inc., a leading developer and manager of airport retail operations.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to us.

        On October 11, 2013, we made a $5,846 follow-on senior debt and equity investment in CP Energy Services, Inc., an energy services company based in western Oklahoma.

        On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax Rolled Ring & Machine, Inc. After the financing, we received repayment of the $20,009 loan previously outstanding.

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2013 (Unaudited)	March 31, 2013
Assets
Cash	$4,473,682	$2,797,716
Finance receivables, net	260,494,081	249,825,801
Assets held for resale	2,012,361	1,203,664
Income taxes receivable	847,167	102,999
Prepaid expenses and other assets	678,150	736,746
Property and equipment, net	749,358	741,581
Interest rate swap agreements	135,245	—
Deferred income taxes	7,211,508	8,426,961

Total assets	$276,601,552	$263,835,468

Liabilities and shareholders' equity
Line of credit	$131,000,000	$125,500,000
Drafts payable	2,118,901	2,096,311
Accounts payable and accrued expenses	6,808,894	7,405,579
Interest rate swap agreements	56,454	504,852
Deferred revenues	1,870,092	1,363,630

Total liabilities	141,854,341	136,870,372
Shareholders' equity
Preferred stock, no par: 5,000,000 shares authorized; none issued	—	—
Common stock, no par: 50,000,000 shares authorized; 12,198,279 and 12,154,069 shares issued and outstanding, respectively	30,647,744	30,031,548
Retained earnings	104,099,467	96,933,548

Total shareholders' equity	134,747,211	126,965,096

Total liabilities and shareholders' equity	$276,601,552	$263,835,468

See accompanying notes.

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended September 30,		Six months ended September 30,
	2013	2012	2013	2012
Revenue:
Interest and fee income on finance receivables	$20,943,161	$20,696,241	$41,412,533	$41,114,198
Sales	5,763	9,180	12,126	18,949

	20,948,924	20,705,421	41,424,659	41,133,147
Expenses:
Cost of sales	2,541	1,809	4,836	5,172
Marketing	363,515	355,498	759,589	729,830
Salaries and employee benefits	4,831,559	4,563,604	9,683,009	9,088,090
Administrative	2,736,298	2,267,648	5,334,949	4,366,586
Provision for credit losses	3,973,104	3,261,721	6,614,895	6,364,987
Dividend tax	69,538	72,042	142,557	132,458
Depreciation	76,819	70,253	152,154	142,720
Interest expense	1,442,898	1,250,231	2,847,804	2,442,371
Change in fair value of interest rate swap agreements	249,616	474,019	(583,643)	683,120

	13,745,888	12,316,825	24,956,150	23,955,334

Operating income before income taxes	7,203,036	8,388,596	16,468,509	17,177,813
Income tax expense	2,886,484	3,238,458	6,451,464	6,620,219

Net income	$4,316,552	$5,150,138	$10,017,045	$10,557,594

Earnings per share:
Basic	$0.36	$0.43	$0.83	$0.88

Diluted	$0.35	$0.42	$0.82	$0.87

Dividends declared per share	$0.12	$0.12	$0.24	$0.22

See accompanying notes.

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six months ended September 30,
	2013	2012
Cash flows from operating activities
Net income	$10,017,045	$10,557,594
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	152,154	142,720
Gain on sale of property and equipment	(21,800)	(5,615)
Provision for credit losses	6,614,895	6,364,987
Amortization of dealer discounts	(6,108,055)	(6,082,112)
Deferred income taxes	1,215,453	628,705
Share-based compensation	261,444	575,404
Change in fair value of interest rate swap agreements	(583,643)	683,120
Changes in operating assets and liabilities:
Prepaid expenses and other assets	58,596	201,685
Accounts payable and accrued expenses	(596,685)	408,383
Income taxes receivable	(744,168)	(785,353)
Deferred revenues	506,462	46,861

Net cash provided by operating activities	10,771,698	12,736,379

Cash flows from investing activities
Purchase and origination of finance receivables	(78,220,371)	(71,122,887)
Principal payments received	67,045,251	64,080,392
Increase in assets held for resale	(808,697)	(268,649)
Purchase of property and equipment	(178,912)	(149,566)
Proceeds from sale of property and equipment	40,781	6,670

Net cash used in investing activities	(12,121,948)	(7,454,040)

Cash flows from financing activities
Net draws on or repayment from line of credit	5,500,000	(2,000,000)
Change in drafts payable	22,590	(37,216)
Payment of cash dividends	(2,851,126)	(2,649,163)
Proceeds from exercise of stock options	217,673	220,136
Excess tax benefits from exercise of stock options and vesting of other share awards	137,079	103,400

Net cash provided (used) by financing activities	3,026,216	(4,362,843)

Net increase in cash	1,675,966	919,496
Cash, beginning of period	2,797,716	2,803,054

Cash, end of period	$4,473,682	$3,722,550

See accompanying notes.

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1. Basis of Presentation

        The accompanying consolidated balance sheet as of March 31, 2013, which has been derived from audited financial statements, and the accompanying unaudited interim consolidated financial statements of Nicholas Financial, Inc. (including its subsidiaries, the "Company") have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") for interim financial information and with the instructions to Form 10-Q pursuant to the Securities and Exchange Act of 1934, as amended in Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements, although the Company believes that the disclosures made are adequate to ensure the information is not misleading. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for interim periods are not necessarily indicative of the results that may be expected for the year ending March 31, 2014. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and accompanying notes thereto included in the Company's Annual Report on Form 10-K for the year ended March 31, 2013 as filed with the Securities and Exchange Commission on June 14, 2013. The March 31, 2013 consolidated balance sheet included herein has been derived from the March 31, 2013 audited consolidated balance sheet included in the aforementioned Form 10-K.

        The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for credit losses on finance receivables and the fair value of interest rate swap agreements.

        As previously disclosed in the Company's Annual Report on Form 10-K for the year ended March 31, 2013, the Company made error corrections for departures from U.S. GAAP and revised previously reported amounts. One of the corrections is related to the accounting treatment for dealer discounts. A dealer discount represents the difference between the amount of a finance receivable, net of unearned interest, based on the terms of a Contract with the borrower, and the amount of money the Company actually pays the dealer for the Contract. Prior to the correction, Contracts were recorded at the net initial investment with the gross Contract balance recorded offset by the dealer discounts which were recorded as an allowance for credit losses for the acquired Contracts. The Company determined that this accounting treatment was incorrect as U.S. GAAP prohibits carrying over valuation allowances in the initial accounting for acquired loans. Accordingly, the Company has now applied an acceptable method under U.S. GAAP, deferring and netting dealer discounts against finance receivables as unearned discounts, and recognizing dealer discounts into income as an adjustment to yield over the life of the loan using the interest method.

        The allowance for loan losses is now established solely through charges to earnings through the provision for credit losses. The Company has evaluated the significance of the departure from U.S. GAAP to the consolidated financial statements. Under both the former accounting policy and U.S. GAAP, the dealer discount remains a reduction of gross finance receivables in arriving at the carrying amount of finance receivables, net. Accordingly, finance receivables continue to be initially

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

1. Basis of Presentation (Continued)

recorded at the net initial investment at the time of purchase. Subsequently, the allowance for credit losses is maintained at an amount that reduces the net carrying amount of finance receivables. The change in this accounting presentation does not result in a change to the net carrying amount of finance receivables or to net income as historical losses incurred, and estimated incurred losses as of the balance sheet date, are generally in excess of the original dealer discount. The removal of the dealer discount from the allowance requires an equal replacement of provision expense as that portion of the allowance is necessary to absorb probable incurred losses. This correction also did not have an impact on previously reported assets, liabilities, working capital, equity, earnings, or cash flows.

        The second correction related to the accounting treatment and presentation of certain fees charged to dealers and costs incurred in purchasing loans from dealers. The costs related principally to evaluating borrowers subject to Contracts in relation to the Company's underwriting guidelines in making a determination to acquire Contracts. Prior to the correction, fees charged to dealers were reduced by certain costs incurred to purchase Contracts, deferred on a net basis and then amortized into income over the lives of the loans using the interest method. Under U.S. GAAP, the fees charged to dealers are considered to be a part of the unearned dealer discount as they are a determinant of the net amount of cash paid to the dealer. Further, U.S. GAAP specifies that costs incurred in connection with acquiring purchased loans or committing to purchase loans shall be charged to expense as incurred. Such costs do not qualify as origination costs to be deferred as the Contracts have already been originated by the dealers.

        The Company evaluated the significance of the departures from U.S. GAAP to the consolidated financial statements. After an adjustment to beginning equity and the opening balance of unearned dealer discounts, net of tax, for the initial period presented, there is a limited effect on earnings and no impact on cash flows.

        The changes to consolidated financial statement captions and earnings per share, if any, are as follows:

Consolidated Balance Sheet	September 30, 2012 as Reported	Correction	September 30, 2012 as Corrected
Finance receivables, net	$249,072,304	$(1,059,253)	$248,013,051
Deferred income taxes	8,089,112	405,483	8,494,595
Retained earnings, September 30, 2012	115,399,320	(653,770)	114,745,550

Consolidated Statements of Income—Three months ended September 30, 2012	Three months ended September 30, 2012 as Reported	Correction	Three months ended September 30, 2012 as Corrected
Interest and fee income on finance receivables	$17,761,998	$2,934,243	$20,696,241
Provision for credit losses	308,340	2,953,381	3,261,721
Operating income	8,407,734	(19,138)	8,388,596
Income tax expense	3,245,784	(7,326)	3,238,458
Net income	5,161,950	(11,812)	5,150,138
Earnings per share—basic	0.43	—	0.43
Earnings per share—diluted	0.42	—	0.42

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

1. Basis of Presentation (Continued)

Consolidated Statements of Income—Six months ended September 30, 2012	Six months ended September 30, 2012 as Reported	Correction	Six months ended September 30, 2012 as Corrected
Interest and fee income on finance receivables	$35,032,086	$6,082,112	$41,114,198
Provision for credit losses	318,712	6,046,275	6,364,987
Operating income	17,141,976	35,837	17,177,813
Income tax expense	6,606,501	13,718	6,620,219
Net income	10,535,475	22,119	10,557,594
Earnings per share—basic	0.88	—	0.88
Earnings per share—diluted	0.86	0.01	0.87

Consolidated Statements of Cash Flows (Operating Activities)	Six months ended September 30, 2012 as Reported	Correction	Six months ended September 30, 2012 as Corrected
Net income	$10,535,475	$22,119	$10,557,594
Provision for credit losses	318,712	6,046,275	6,364,987
Deferred income taxes	614,987	13,718	628,705
Amortization of dealer discounts	—	(6,082,112)	(6,082,112)
Net cash provided by operating activities	12,736,379	—	12,736,379

        In addition the Company has corrected these errors in the finance receivables disclosure in Note 4. The following table sets forth a reconciliation of the changes in the allowance for credit losses on Contracts:

	Three months ended September 30, 2012 as Reported	Correction	Three months ended September 30, 2012 as Corrected
Balance at beginning of year	$35,645,655	$(16,003,999)	$19,641,656
Discounts acquired on new volume	2,843,382	(2,843,382)	—
Provision for credit losses	293,618	2,953,380	3,246,998
Losses absorbed	(5,295,524)	—	(5,295,524)
Recoveries	763,687	—	763,687
Discounts accreted	(150,157)	150,157	—

Balance at end of year	$34,100,661	$(15,743,844)	$18,356,817

	Six months ended September 30, 2012 as Reported	Correction	Six months ended September 30, 2012 as Corrected
Balance at beginning of year	$35,495,684	$(15,996,476)	$19,499,208
Discounts acquired on new volume	5,944,320	(5,944,320)	—
Provision for credit losses	214,400	6,046,274	6,260,674
Losses absorbed	(8,955,368)	—	(8,955,368)
Recoveries	1,552,303	—	1,552,303
Discounts accreted	(150,678)	150,678	—

Balance at end of year	$34,100,661	$(15,743,844)	$18,356,817

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

2. Revenue Recognition

        Finance receivables consist of automobile finance installment contracts ("Contracts") and direct consumer loans ("Direct Loans"). Interest income on finance receivables is recognized using the interest method. Accrual of interest income on finance receivables is suspended when a loan is contractually delinquent for 60 days or more or the collateral is repossessed, whichever is earlier.

        When the Company receives a payment for a loan that was contractually delinquent for more than 60 days, the payment is posted to the account. At the time of the payment, the interest that was paid is recorded as income by the Company and the loan is no longer considered over 60 days contractually delinquent; therefore, the accruing of interest is resumed. As of September 30, 2013 and March 31, 2013 the amount of gross finance receivables not accruing interest was approximately $7,075,000 and $4,132,000, respectively.

        A dealer discount represents the difference between the finance receivable, net of unearned interest, of a Contract, and the amount of money the Company actually pays for the Contract. The discount negotiated by the Company is a function of the lender, the wholesale value of the vehicle and competition in any given market. In making decisions regarding the purchase of a particular Contract the Company considers the following factors related to the borrower: place and length of residence; current and prior job status; history in making installment payments for automobiles; current income; and credit history. In addition, the Company examines its prior experience with Contracts purchased from the dealer from which the Company is purchasing the Contract, and the value of the automobile in relation to the purchase price and the term of the Contract. The entire amount of discount is amortized as an adjustment to yield using the interest method over the life of the loan. The average dealer discount associated with new volume for the six months ended September 30, 2013 and 2012 was 8.43% and 8.57%, respectively in relation to gross finance receivables.

        The amount of future unearned income is computed as the product of the Contract rate, the Contract term, and the Contract amount. Deferred revenues consist primarily of commissions received from the sale of ancillary products. These products include automobile warranties, roadside assistance programs, accident and health insurance, credit life insurance and forced placed automobile insurance. These commissions are amortized over the life of the contract using the interest method.

        Sales relate principally to telephone support agreements and the sale of business forms to small businesses located primarily in the Southeastern United States. The aforementioned sales of the Nicholas Data Services, Inc. subsidiary, ("NDS") represent less than 1% of the Company's consolidated revenues.

3. Earnings Per Share

        Basic earnings per share is calculated by dividing the reported net income for the period by the weighted average number of shares of common stock outstanding. Diluted earnings per share includes

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

3. Earnings Per Share (Continued)

the effect of dilutive options and other share awards. Basic and diluted earnings per share have been computed as follows:

	Three months ended September 30,		Six months ended September 30,
	2013	2012	2013	2012
Numerator for earnings per share—net income	$4,316,552	$5,150,138	$10,017,045	$10,557,594

Denominator:
Denominator for basic earnings per share—weighted average shares	12,092,246	11,963,596	12,078,703	11,956,362
Effect of dilutive securities: Stock options and other share awards	222,995	218,469	194,879	232,939

Denominator for diluted earnings per share	12,315,241	12,182,065	12,273,582	12,189,301

Earnings per share:
Basic	$0.36	$0.43	$0.83	$0.88

Diluted	$0.35	$0.42	$0.82	$0.87

        For the three months ended September 30, 2013 and 2012, potential common stock from stock options totaling 10,000 and 124,200, respectively, were not included in the diluted earnings per share calculation because their effect is anti-dilutive. For the six months ended September 30, 2013 and 2012 potential common stock from stock options totaling 78,600 and 124,200, respectively, were not included in the diluted earnings per share calculation because their effect is anti-dilutive.

4. Finance Receivables

        Finance receivables consist of automobile finance installment Contracts and Direct Loans and are detailed as follows:

	September 30, 2013	March 31, 2013
Finance receivables, gross contract	$410,717,491	$395,721,730
Unearned interest	(119,230,463)	(112,922,191)

Finance receivables, net of unearned interest	291,487,028	282,799,539
Unearned dealer discounts	(16,854,310)	(16,415,169)

Finance receivables, net of unearned interest and unearned dealer discounts	274,632,718	266,384,370
Allowance for credit losses	(14,138,637)	(16,558,569)

Finance receivables, net	$260,494,081	$249,825,801

        The terms of the Contracts range from 12 to 72 months and the Direct Loans range from 6 to 48 months. The Contracts and Direct Loans bear a weighted average effective interest rate of 23.17%

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

4. Finance Receivables (Continued)

and 26.05% as of September 30, 2013, respectively and 23.31% and 25.84% as of March 31, 2013, respectively.

        Finance receivables consist of Contracts and Direct Loans, each of which comprises a portfolio segment. Each portfolio segment consists of smaller balance homogeneous loans which are collectively evaluated for impairment.

        The following table sets forth a reconciliation of the changes in the allowance for credit losses on Contracts:

	Three months ended September 30,		Six months ended September 30,
	2013	2012	2013	2012
Balance at beginning of period	$14,811,173	$19,641,656	$16,090,652	$19,499,208
Current period provision	3,873,216	3,246,998	6,367,646	6,260,674
Losses absorbed	(6,029,363)	(5,295,524)	(10,678,339)	(8,955,368)
Recoveries	823,996	763,687	1,699,063	1,552,303

Balance at end of period	$13,479,022	$18,356,817	$13,479,022	$18,356,817

        The Company purchases Contracts from automobile dealers at a negotiated price that is less than the original principal amount being financed by the purchaser of the automobile. The Contracts are predominately for used vehicles. As of September 30, 2013, the average model year of vehicles collateralizing the portfolio was a 2005 vehicle. The average loan to value ratio, which expresses the amount of the Contract as a percentage of the value of the automobile, is approximately 93%. The Company utilizes a static pool approach to track portfolio performance. If the allowance for credit losses is determined to be inadequate for a static pool, then an additional charge to income through the provision is used to maintain adequate reserves based on management's evaluation of the risk inherent in the loan portfolio, the composition of the portfolio, and current economic conditions. Such evaluation, considers among other matters, the estimated net realizable value or the fair value of the underlying collateral, economic conditions, historical loan loss experience, management's estimate of probable credit losses and other factors that warrant recognition in providing for an adequate allowance for credit losses. In determining the provision and allowance for credit losses, we consider the reduction in the net carrying amount of finance receivables resulting from dealer discounts.

        The following table sets forth a reconciliation of the changes in the allowance for credit losses on Direct Loans:

	Three months ended September 30,		Six months ended September 30,
	2013	2012	2013	2012
Balance at beginning of period	$591,881	$561,803	$467,917	$492,184
Current period provision	99,888	14,723	247,249	104,313
Losses absorbed	(42,987)	(49,103)	(70,573)	(74,195)
Recoveries	10,833	3,678	15,022	8,799

Balance at end of period	$659,615	$531,101	$659,615	$531,101

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

4. Finance Receivables (Continued)

        Direct Loans are originated directly between the Company and the consumer. These loans are typically for amounts ranging from $1,000 to $8,000 and are generally secured by a lien on an automobile, watercraft or other permissible tangible personal property. The majority of Direct Loans are originated with current or former customers under the Company's automobile financing program. The typical Direct Loan represents a significantly better credit risk than our typical Contract due to the customer's historical payment history with the Company. In deciding whether or not to make a loan, the Company considers the individual's credit history, job stability, income and impressions created during a personal interview with a Company loan officer. Additionally, because most of Direct Loans made by the Company to date have been made to borrowers under Contracts previously purchased by the Company, the payment history of the borrower under the Contract is a significant factor in making the loan decision. As of September 30, 2013, loans made by the Company pursuant to its Direct Loan program constituted approximately 3% of the aggregate principal amount of the Company's loan portfolio.

        Changes in the allowance for credit losses for both Contracts and Direct Loans were driven by current economic conditions and trends over several reporting periods which are useful in estimating future losses and overall portfolio performance.

        A performing account is defined as an account that is less than 61 days past due. A non-performing account is defined as an account that is contractually delinquent for 61 days or more and the accrual of interest income is suspended. When an account is 120 days contractually delinquent, the account is written off. Effective April 1, 2013, the Company changed its policy in regards to bankrupt accounts. Prior to April 1, 2013 the Company would charge-off the entire principal balance of a bankrupt account in the month following confirmation from the bankruptcy court. Subsequent to the charge-off the Company would collect monthly payments from the bankruptcy court recording the recovery payments and reducing charge-off totals in the month collected. Under the new method, the Company no longer charges off the entire principal balance at the time of bankruptcy. Upon notification of a bankruptcy, an account is monitored for collection with other bankrupt accounts. In the event the debtors balance has been reduced by the bankruptcy court, the Company will record a loss equal to the amount of principal balance reduction. The remaining balance will be reduced as payments are received by the bankruptcy court. In the event an account is dismissed from bankruptcy, the Company will decide, based on several factors, to begin repossession proceedings to allow the customer to begin making regularly scheduled payments. This approach to bankrupt accounts aligns the Company with typical industry practice.

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

4. Finance Receivables (Continued)

        The following table is an assessment of the credit quality by creditworthiness:

	September 30, 2013		March 31, 2013
	Contracts	Direct Loans	Contracts	Direct Loans
Non-bankrupt accounts	$397,098,910	$10,614,301	$386,324,594	$5,721,768
Bankrupt accounts	2,994,649	9,631	615,499	—

Total	$400,093,559	$10,623,932	$386,940,093	$5,721,768

Performing accounts	$393,086,994	$10,555,451	$382,843,130	$5,685,981
Non-performing accounts	7,006,565	68,481	4,096,963	35,787

Total	$400,093,559	$10,623,932	$386,940,093	$5,721,768

        The following tables present certain information regarding the delinquency rates experienced by the Company with respect to Contracts and under its Direct Loans:

		Delinquencies
	Gross Balance Outstanding
Contracts		31 - 60 days	61 - 90 days	Over 90 days	Total
September 30, 2013	$400,093,559	$15,756,362	$3,239,528	$3,767,037	$22,762,927
		3.94%	0.81%	0.94%	5.69%
September 30, 2012	$388,783,924	$15,310,139	$3,879,087	$1,739,015	$20,928,241
		3.94%	1.00%	0.44%	5.38%

Direct Loans	Gross Balance Outstanding	31 - 60 days	61 - 90 days	Over 90 days	Total
September 30, 2013	$10,623,932	$104,983	$37,604	$30,877	$173,464
		0.99%	0.35%	0.29%	1.63%
September 30, 2012	$8,075,902	$94,770	$6,822	$11,024	$112,616
		1.17%	0.08%	0.14%	1.39%

5. Line of Credit

        The Company has an agreement with its consortium of lenders for a line of credit facility (the "Line") for an amount of $150,000,000. In December 2012, the Company executed an amendment to the Line that extends the maturity date to November 30, 2014. The pricing of the Line is 300 basis points above 30-day LIBOR with a 1% floor on LIBOR (4.00% at September 30, 2013 and March 31, 2013). Pledged as collateral for this credit facility are all of the assets of the Company. The outstanding amount of the credit facility was approximately $131,000,000 and $125,500,000 as of September 30, 2013 and March 31, 2013, respectively. The amount available under the line of credit was approximately $19,000,000 and $24,500,000 as of September 30, 2013 and March 31, 2013, respectively.

        The facility requires compliance with certain financial ratios and covenants and satisfaction of specified financial tests, including maintenance of asset quality and performance tests. Dividends do not require consent in writing by the agent and majority lenders under the new facility as long as the Company is in compliance with a net income covenant. As of September 30, 2013, the Company was in full compliance with all debt covenants.

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

6. Interest Rate Swap Agreements

        The Company utilizes interest rate swap agreements to manage exposure to variability in expected cash flows attributable to interst rate risk. The interest rate swap agreements convert a portion of the floating rate debt to a fixed rate, more closely matching the interest rate characteristics of finance receivables.

        The following table summarizes the activity in the notional amounts of interest rate swap agreements:

	Six months ended September 30,
	2013	2012
Notional amounts at April 1	$50,000,000	$—
New contracts	—	50,000,000
Matured contracts	—	—

Notional amounts at September 30	$50,000,000	$50,000,000

        Interest rate swap agreements effective as of September 30, 2013 and during the three and six months ended September 30, 2013 and 2012 are detailed as follows:

Date Entered	Effective Date	Notional Amount	Fixed Rate Of Interest	Maturity Date
June 1, 2012	June 13, 2012	$25,000,000	1.00%	June 13, 2017
July 30, 2012	August 13, 2012	$25,000,000	0.87%	August 14, 2017

        The interest rate swap agreements are not designated as hedges. The changes in the fair value of interest of interest rate swaps (unrealized gains and losses) are recorded in earnings. The Company does not use interst rate swap agreements for speculative purposes. Such instruments continue to be intended for use as ecomonic hedges.

        The locations and amounts of (gains) losses in income are as follows:

	Three months ended September 30,		Six months ended September 30,
	2013	2012	2013	2012
Periodic change in fair value of interest rate swap agreements	$249,616	$474,019	$(583,643)	$683,120
Periodic settlement differentials included in interest expense	95,725	77,606	189,039	93,424

Total	$345,341	$551,625	$(394,604)	$776,544

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

6. Interest Rate Swap Agreements (Continued)

        The Company recorded realized losses from the swap agreements in the interest expense line item of the consolidated statement of income. The following table summarizes the variable rate received and fixed rate paid under the swap agreements.

	Three months ended September 30,		Six months ended September 30,
	2013	2012	2013	2012
Variable rate received	0.19%	0.24%	0.19%	0.24%
Fixed rate paid	0.94%	0.95%	0.94%	0.96%

7. Fair Value Disclosures

        The Company measures specific assets and liabilities at fair value, which is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When applicable, the Company utilizes market data or assumptions that market participants would use in pricing the asset or liability under a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Assets and Liabilities Recorded at Fair Value on a Recurring Basis

        The Company estimates the fair value of interst rate swap agreements based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and qualitative evaluation of both the Company's credit risk and the counterparty's credit risk. Accordingly, the Company classifies interest rate swap agreements as Level 2.

	Fair Value Measurement Using
Description	Level 1	Level 2	Level 3	Fair Value
Interest rate swap agreements:
September 30, 2013:
Effective June 13, 2012	$—	$135,245	$—	$135,245
Effective August 13, 2012	$—	$(56,454)	$—	$(56,454)
March 31, 2013	$—	$(504,852)	$—	$(504,852)

Financial Instruments Not Measured at Fair Value

        The Company's financial instruments consist of finance receivables and the Line. For each of these financial instruments the carrying value approximates fair value.

        Finance receivables, net approximates fair value based on the price paid to acquire indirect loans. The price paid reflects competitive market interest rates and purchase discounts for the Company's

NICHOLAS FINANCIAL, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

7. Fair Value Disclosures (Continued)

chosen credit grade in the economic environment. This market is highly liquid as the Company acquires individual loans on a daily basis from dealers. The initial terms of the Contracts range from 12 to 72 months. The initial terms of the Direct Loans range from 6 to 48 months. In addition, there have been minimal changes in interest rates and purchase discounts related to these types of loans. If liquidated outside of the normal course of business, the amount received may not be the carrying value.

        The Line was amended within the quarter ended December 31, 2012. Based on current market conditions, any new or renewed credit facility would contain pricing that approximates the Company's current Line. Based on these market conditions, the fair value of the Line as of September 30, 2013 was estimated to be equal to the book value. The interest rate for the Line is a variable rate based on LIBOR pricing options.

	Fair Value Measurement Using
Description	Level 1	Level 2	Level 3	Fair Value
Finance receivables:
September 30, 2013	$—	$—	$260,494,000	$260,494,000
March 31, 2013	$—	$—	$249,826,000	$249,826,000
Line of credit:
September 30, 2013	$—	$131,000,000	$—	$131,000,000
March 31, 2013	$—	$125,500,000	$—	$125,500,000

Assets and Liabilities Recorded at Fair Value on a Nonrecurring Basis

        The Company may be required, from time to time, to measure certain assets and liabilities at fair value on a nonrecurring basis. The Company does not currently have any assets or liabilities measured at fair value on a nonrecurring basis.

8. Cash Dividend

        Dividends recorded during the six months ended September 30, 2013 and 2012 were declared and paid as follows. On May 7, 2013 the Board of Directors announced a quarterly cash dividend equal to $0.12 per common share, to be paid on June 28, 2013 to shareholders of record as of June 21, 2013. On August 13, 2013 the Board of Directors announced a quarterly cash dividend equal to $0.12 per common share, to be paid on September 27, 2013 to shareholders of record as of September 20, 2013. On May 2, 2012, the Company's Board of Directors announced a quarterly cash dividend of $0.10 to be paid on June 6, 2012. On August 7, 2012 the Board of Directors declared a quarterly dividend equal to $0.12 per common share, to be paid on September 6, 2012 to shareholders of record as of August 30, 2012.

        Payment of cash dividends results in a 5% withholding tax payable by the Company under the Canada-United States Income Tax Convention which is included in earnings under the caption of dividend tax.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Nicholas Financial, Inc.

        We have audited the accompanying consolidated balance sheets of Nicholas Financial, Inc. and subsidiaries (the "Company") as of March 31, 2013 and 2012 and the related consolidated statements of income, comprehensive income, shareholders' equity, and cash flows for each of the years in the three-year period ended March 31, 2013. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2013 and 2012 and the results of its operations and its cash flows for each of the years in the three-year period ended March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

        As discussed in Note 2 to the consolidated financial statements, the Company corrected errors related to dealer discounts as well as certain fees charged and costs incurred to acquire loans.

        We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of March 31, 2013, based on criteria established in the Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated June 14, 2013 expressed an unqualified opinion.

/s/ Dixon Hughes Goodman LLP
Atlanta, Georgia
June 14, 2013

Nicholas Financial, Inc. and Subsidiaries

Consolidated Balance Sheets

	March 31,
	2013	2012
Assets
Cash	$2,797,716	$2,803,054
Finance receivables, net	249,825,801	241,253,430
Assets held for resale	1,203,664	1,373,001
Prepaid expenses and other assets	736,746	751,040
Income taxes receivable	102,999	497,535
Property and equipment, net	741,581	758,784
Deferred income taxes	8,426,961	9,123,300

Total assets	$263,835,468	$256,560,144

Liabilities and shareholders' equity
Line of credit	$125,500,000	$112,000,000
Drafts payable	2,096,311	1,602,079
Accounts payable and accrued expenses	7,405,579	6,612,429
Deferred revenues	1,363,630	1,082,475
Interest rate swap agreements	504,852	—

Total liabilities	136,870,372	121,296,983
Commitments and contingencies
Shareholders' equity:
Preferred stock, no par: 5,000,000 shares authorized; none issued	—	—
Common stock, no par: 50,000,000 shares authorized; 12,154,069 and 11,960,975 shares issued, respectively	30,031,548	28,426,043
Retained earnings	96,933,548	106,837,118

Total shareholders' equity	126,965,096	135,263,161

Total liabilities and shareholders' equity	$263,835,468	$256,560,144

See accompanying notes.

Nicholas Financial, Inc. and Subsidiaries

Consolidated Statements of Income

	Fiscal Year ended March 31,
	2013	2012	2011
Revenue:
Interest and fee income on finance receivables	$82,072,643	$80,470,980	$73,661,457
Sales	37,803	44,070	53,622

	82,110,446	80,515,050	73,715,079
Expenses:
Cost of sales	11,624	12,177	12,866
Marketing	1,452,659	1,252,854	1,224,484
Salaries and employee benefits	18,325,945	17,582,967	16,430,763
Administrative	9,039,688	7,791,840	7,776,887
Dividend tax	1,492,227	179,651	—
Provision for credit losses	13,391,875	12,367,593	15,611,544
Depreciation	284,594	287,839	266,686
Interest expense	5,120,827	4,891,854	5,599,951
Change in fair value of interest rate swap agreements	504,852	—	(495,136)

	49,624,291	44,366,775	46,428,045

Operating income before income taxes	32,486,155	36,148,275	27,287,034
Income tax expense	12,545,209	13,926,516	10,518,740

Net income	$19,940,946	$22,221,759	$16,768,294

Earnings per share:
Basic	$1.66	$1.89	$1.44

Diluted	$1.63	$1.85	$1.41

Dividends declared per share	$2.46	$0.30	$0.00

See accompanying notes.

Nicholas Financial, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

	Fiscal Year ended March 31,
	2013	2012	2011
Net income	$19,940,946	$22,221,759	$16,768,294
Other comprehensive income, net of tax
Reclassification adjustment for loss on interest rate swap agreements, net of tax of $110,452 for 2011	—	—	178,090

Comprehensive income	$19,940,946	$22,221,759	$16,946,384

Nicholas Financial, Inc. and Subsidiaries

Consolidated Statements of Shareholders' Equity

	Common Stock		Accumulated Other Comprehensive Loss
				Retained Earnings	Total Shareholders' Equity
	Shares	Amount
Balance at March 31, 2010	11,718,870	$25,544,820	$(178,090)	$71,440,086	$96,806,816

Net income	—	—	—	16,768,294	16,768,294
Other comprehensive income, net of tax as applicable	—	—	178,090	—	178,090
Issuance of common stock under stock options	26,090	55,610	—	—	55,610
Grants of restricted share awards, net of forfeitures	54,000	—	—	—	—
Vested performance share awards	7,700	—	—	—	—
Excess tax benefit on share awards, net	—	76,973	—	—	76,973
Share-based compensation	—	660,328	—	—	660,328

Balance at March 31, 2011	11,806,660	$26,337,731	$—	$88,208,380	$114,546,111

Net income	—	—	—	22,221,759	22,221,759
Issuance of common stock under stock options	174,715	830,277	—	—	830,277
Grants of restricted share awards, net of forfeitures	(29,400)	—	—	—	—
Vested performance share awards	9,000	—	—	—	—
Excess tax benefit on share awards, net	—	706,123	—	—	706,123
Share-based compensation	—	551,912	—	—	551,912
Cash dividend	—	—	—	(3,593,021)	(3,593,021)

Balance at March 31, 2012	11,960,975	$28,426,043	$—	$106,837,118	$135,263,161

Net income	—	—	—	19,940,946	19,940,946
Issuance of common stock under stock options	97,594	612,465	—	—	612,465
Grants of restricted share awards, net of forfeitures	85,000	—	—	—	—
Vested performance share awards	10,500	—	—	—	—
Excess tax benefit on share awards, net	—	181,036	—	—	181,036
Share-based compensation	—	812,004	—	—	812,004
Cash dividend	—	—	—	(29,844,516)	(29,844,516)

Balance at March 31, 2013	12,154,069	$30,031,548	$—	$96,933,548	$126,965,096

See accompanying notes.

Nicholas Financial, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	Fiscal Year ended March 31,
	2013	2012	2011
Cash flows from operating activities:
Net income	$19,940,946	$22,221,759	$16,768,294
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	284,594	287,839	266,686
Gain on sale of property and equipment	(11,339)	(26,945)	(25,792)
Provision for credit losses	13,391,875	12,367,593	15,611,544
Amortization of dealer discounts	(11,482,251)	(12,348,448)	(10,941,553)
Deferred income taxes	696,339	245,273	(1,440,668)
Share-based compensation	812,004	551,912	660,328
Change in fair value of interest rate swap agreements	504,852	—	(495,136)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	14,294	(70,425)	101,807
Accounts payable and accrued expenses	793,150	(596,958)	1,068,422
Income taxes receivable	394,536	(731,289)	(187,065)
Deferred revenues	281,155	(25,432)	(29,243)

Net cash provided by operating activities	25,620,155	21,874,879	21,357,624

Cash flows from investing activities:
Purchase and origination of finance contracts	(141,562,259)	(134,347,957)	(134,049,373)
Principal payments received	131,080,264	122,157,971	101,715,052
Decrease (increase) in assets held for resale	169,337	(317,861)	14,991
Purchase of property and equipment	(271,003)	(320,537)	(393,782)
Proceeds from sale of property and equipment	14,951	72,170	42,670

Net cash used in investing activities	(10,568,710)	(12,756,214)	(32,670,442)
Cash flows from financing activities:
Net proceeds (repayment of) from line of credit	13,500,000	(6,000,000)	10,725,029
Payment of cash dividend	(29,844,516)	(3,593,021)	—
Increase (decrease) in drafts payable	494,232	(276,530)	937,402
Proceeds from exercise of stock options	612,465	830,277	55,610
Excess tax benefits from exercise of stock options, vesting of restricted share awards and issuance of performance share awards	181,036	706,123	78,423

Net cash (used in) provided by financing activities	(15,056,783)	(8,333,151)	11,796,464

Net (decrease) increase in cash	(5,338)	785,514	483,646
Cash, beginning of year	2,803,054	2,017,540	1,533,894

Cash, end of year	$2,797,716	$2,803,054	$2,017,540

Supplemental disclosure of noncash investing and financing activities:
Decrease in accumulated other comprehensive loss for change in fair value of interest rate swap agreements	$—	$—	$178,090

Shortfall of tax benefits from vesting of restricted share awards and performance share awards	$—	$—	$(1,450)

See accompanying notes.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

1. Organization

        Nicholas Financial, Inc. ("Nicholas Financial—Canada") is a Canadian holding company incorporated under the laws of British Columbia with two wholly-owned United States subsidiaries, Nicholas Data Services, Inc. ("NDS") and Nicholas Financial, Inc. ("NFI"). NDS is engaged principally in the development, marketing and support of computer application software. NFI is a specialized consumer finance company engaged primarily in acquiring and servicing automobile finance installment contracts ("Contracts") for purchases of new and used automobiles and light trucks. To a lesser extent, NFI also offers direct loans and sells consumer-finance related products. Both NDS and NFI are based in Florida, U.S.A. The accompanying consolidated financial statements are stated in U.S. dollars and are presented in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

2. Summary of Significant Accounting Policies

Consolidation

        The consolidated financial statements include the accounts of Nicholas Financial—Canada and its wholly owned subsidiaries, NDS and NFI, collectively referred to as (the "Company"). All intercompany transactions and balances have been eliminated.

Error Corrections

        The Company made error corrections for departures from U.S. GAAP and revised previously reported amounts.

        One of the corrections is related to the accounting treatment for dealer discounts. A dealer discount represents the difference between the amount of a finance receivable, net of unearned interest, based on the terms of a Contract with the borrower, and the amount of money the Company actually pays the dealer for the Contract. Prior to the correction, based on past industry practices, Contracts were recorded at the net initial investment with the gross Contract balance recorded offset by the dealer discounts which were recorded as an allowance for credit losses for the acquired Contracts. The Company determined that this accounting treatment was incorrect as U.S. GAAP prohibits carrying over valuation allowances in the initial accounting for acquired loans. Accordingly, the Company has now applied an acceptable method under U.S. GAAP, deferring and netting dealer discounts against finance receivables as unearned discounts, and recognizing dealer discounts into income as an adjustment to yield over the life of the loan using the interest method.

        As a result, the allowance for loan losses is now established solely through charges to earnings through the provision for credit losses. The Company has evaluated the significance of the departure from U.S. GAAP to the consolidated financial statements. Under both the former accounting policy and U.S. GAAP, the dealer discount remains a reduction of gross finance receivables in arriving at the carrying amount of finance receivables, net. Accordingly, finance receivables continue to be initially recorded at the net initial investment at the time of purchase. Subsequently, the allowance for credit losses is maintained at an amount that reduces the net carrying amount of finance receivables. The change in this accounting presentation does not result in a change to the net carrying amount of finance receivables or to net income as historical losses incurred, and estimated incurred losses as of the balance sheet date, are generally in excess of the original dealer discount. The removal of the dealer discount from the allowance requires an equal replacement of provision expense as that portion

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

of the allowance is necessary to absorb probable incurred losses. This correction also did not have an impact on previously reported assets, liabilities, working capital, equity, earnings, or cash flows.

        The second correction related to the accounting treatment and presentation of certain fees charged to dealers and costs incurred in purchasing loans from dealers. Such costs related principally to evaluating borrowers subject to Contracts in relation to the Company's underwriting guidelines in making a determination to acquire Contracts. Prior to the correction, fees charged to dealers were reduced by certain costs incurred to purchase Contracts, deferred on a net basis and then amortized into income over the lives of the loans using the interest method. Under U.S. GAAP, the fees charged to dealers are considered to be a part of the unearned dealer discount as they are a determinant of the net amount of cash paid to the dealer. Further, U.S. GAAP specifies that costs incurred in connection with acquiring purchased loans or committing to purchase loans shall be charged to expense as incurred. Such costs do not qualify as origination costs to be deferred as the Contracts have already been originated by the dealers. The Company evaluated the significance of the departure from U.S. GAAP to the consolidated financial statements. After an adjustment to beginning equity and the opening balance of unearned dealer discounts, net of tax, for the initial period presented, there is a limited effect on earnings and no impact on cash flows.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

        The changes to consolidated financial statement captions and earnings per share, if any, are as follows.

	2012 as Reported	Correction	2012 as Corrected
Consolidated Balance Sheet
Finance receivables, net	$242,348,521	$(1,095,091)	$241,253,430
Deferred income taxes	8,704,099	419,201	9,123,300
Retained earnings, March 31, 2012	107,513,008	(675,890)	106,837,118

	2012 as Reported	Correction	2012 as Corrected
Consolidated Statements of Income
Interest and fee income on finance receivables	$68,122,532	$12,348,448	$80,470,980
Provision for credit losses	5,319	12,362,274	12,367,593
Income tax expense	13,931,809	(5,293)	13,926,516
Operating income	36,162,101	(13,826)	36,148,275
Net income	22,230,292	(8,533)	22,221,759
Earnings per share—basic	1.89	—	1.89
Earnings per share—diluted	1.85	—	1.85

	2011 as Reported	Correction	2011 as Corrected
Interest and fee income on finance receivables	$62,719,904	$10,941,553	$73,661,457
Provision for credit losses	4,610,221	11,001,323	15,611,544
Income tax expense	10,541,620	(22,880)	10,518,740
Operating income	27,346,804	(59,770)	27,287,034
Net income	16,805,184	(36,890)	16,768,294
Earnings per share—basic	1.45	(.01)	1.44
Earnings per share—diluted	1.41	—	1.41

	Reported	Correction	As Corrected
Consolidated Statements of Shareholders' Equity
Retained earnings, March 31, 2010	$72,070,553	$(630,467)	$71,440,086
Retained earnings, March 31, 2011	88,875,737	(667,357)	88,208,380

	2012 as Reported	Correction	2012 as Corrected
Consolidated Statements of Cash Flows (Operating Activities)
Net income	$22,230,292	$(8,533)	$22,221,759
Provision for credit losses	5,319	12,362,274	12,367,593
Deferred income taxes	250,566	(5,293)	245,273
Amortization of dealer discounts	—	(12,348,448)	(12,348,448)
Net cash provided by operating activities	21,874,879	—	21,874,879

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

	2011 as Reported	Correction	2011 as Corrected
Net income	$16,805,184	$(36,890)	$16,768,294
Provision for credit losses	4,610,221	11,001,323	15,611,544
Deferred income taxes	(1,417,788)	(22,880)	(1,440,668)
Amortization of dealer discounts	—	(10,941,553)	(10,941,553)
Net cash provided by operating activities	21,357,624	—	21,357,624

        In addition the Company has corrected these errors in the finance receivables disclosures in Note 3 as follows:

        Contracts included in finance receivables are detailed as follows:

	2012 as Reported	Correction	2012 as Corrected
Indirect finance receivables, gross contract	$382,766,667	$—	$382,766,667
Unearned interest	(109,456,018)	—	(109,456,018)

Indirect finance receivables, net of unearned interest	273,310,649	—	273,310,649
Unearned dealer discounts	—	(17,091,567)	(17,091,567)

Indirect finance receivable, net of unearned interest and dealer discounts	273,310,649	(17,091,567)	256,219,082
Allowance for credit losses	(35,495,684)	15,996,476	(19,499,208)

Indirect finance receivables, net	$237,814,965	$(1,095,091)	$236,719,874

	2011 as Reported	Correction	2011 as Corrected
Indirect finance receivables, gross contract	$368,099,418	$—	$368,099,418
Unearned interest	(105,622,007)	—	(105,622,007)

Indirect finance receivables, net of unearned interest	262,477,411	—	262,477,411
Unearned dealer discounts	—	(17,024,119)	(17,024,119)

Indirect finance receivable, net of unearned interest and dealer discounts	262,477,411	(17,024,119)	245,453,292
Allowance for credit losses	(35,895,449)	15,942,854	(19,952,595)

Indirect finance receivables, net	$226,581,962	$(1,081,265)	$225,500,697

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

        The following table sets forth a reconciliation of the changes in the allowance for credit losses on Contracts:

	2012 as Reported	Correction	2012 as Corrected
Balance at beginning of year	$35,895,449	$(15,942,854)	$19,952,595
Discounts acquired on new volume	12,415,896	(12,415,896)	—
Provision for credit losses	(176,745)	12,362,274	12,185,529
Losses absorbed	(14,971,422)	—	(14,971,422)
Recoveries	2,405,750	—	2,405,750
Discounts accreted	(73,244)	—	(73,244)

Balance at end of year	$35,495,684	$(15,996,476)	$19,499,208

	2011 as Reported	Correction	2011 as Corrected
Balance at beginning of year	$30,408,578	$(14,024,685)	$16,383,893
Discounts acquired on new volume	12,919,492	(12,919,492)	—
Provision for credit losses	4,484,284	11,001,323	15,485,607
Losses absorbed	(14,036,888)	—	(14,036,888)
Recoveries	2,255,683	—	2,255,683
Discounts accreted	(135,700)	—	(135,700)

Balance at end of year	$35,895,449	$(15,942,854)	$19,952,595

Dividend

        During fiscal year 2013, four quarterly cash dividends and a one-time special cash dividend were declared. On May 2, 2012, the Company's Board of Directors announced a quarterly cash dividend of $0.10 to be paid on June 6, 2012. On August 8, 2012, the Company's Board of Directors announced a quarterly cash dividend of $0.12 per share of common stock paid on September 6, 2012. On November 9, 2012, the Company's Board of Directors announced a quarterly cash dividend of $0.12 per share of common stock paid on December 6, 2012. On December 11, 2012, the Company's Board of Directors announced a special dividend of $2.00 per share of common stock paid on December 28, 2012. On February 19, 2013, the Company's Board of Directors declared another quarterly dividend equal to $0.12 per common share, to be paid on March 29, 2013. Subsequent to March 31, 2013 one quarterly dividend was declared. On May 7, 2013 the Board of Directors announced a quarterly cash dividend equal to $0.12 per common share, to be paid on June 28, 2013 to shareholders of record as of June 21, 2013.

        On November 10, 2009 the Boards of Directors declared a 10% stock dividend on December 7, 2009 to shareholders of record on November 20, 2009. As a result of this stock dividend, an entry of approximately $6.5 million was made to reflect the re-capitalization of shareholders' equity from retained earnings to common stock. This amount was derived from the quoted market value of the shares at the date of declaration ($6.10) times the number of shares issued as a result of the 10% stock dividend. All references in the consolidated financial statements and notes to the number of shares outstanding, per share amounts, and share awards of the Company's common shares have been restated to reflect the effect of the stock dividend for all periods presented.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

        Payment of cash dividends results in a 5% withholding tax payable by the Company under the Canada-United States Income Tax Convention which is included in earnings under the caption of dividend tax.

Use of Estimates

        The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for credit losses on finance receivables and the fair value of interest rate swap agreements.

Finance Receivables

        Finance receivables are recorded at cost, net of unearned interest, unearned dealer discounts and the allowance for credit losses. The amount of unearned interest, discounts and allowance for credit losses as of March 31, 2013 and March 31, 2012 are approximately $143,627,000 and $146,047,000, respectively.

Allowance for Credit Losses

        The allowance for credit losses is increased by charges against earnings and decreased by charge-offs (net of recoveries). The Company aggregates Contracts into static pools consisting of Contracts purchased during a three-month period for each branch location as management considers these pools to have similar risk characteristics. Management's periodic evaluation of the adequacy of the allowance is based on the Company's past loan experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral, and current economic conditions. The Company also considers the remaining level of unearned dealer discounts. As conditions change, the Company's level of provisioning and allowance may change as well.

Assets Held for Resale

        Assets held for resale are stated at net realizable value and consist primarily of automobiles that have been repossessed by the Company and are awaiting final disposition. Costs associated with repossession, transport and auction preparation expenses are reported under operating expenses in the period in which they are incurred.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

Property and Equipment

        Property and equipment are recorded at cost, net of accumulated depreciation. Expenditures for repairs and maintenance are charged to expense as incurred. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets as follows:

Automobiles	3 years
Equipment	5 years
Furniture and fixtures	7 years
Leasehold improvements	Lesser of lease term or useful life (generally 6 - 7 years)

Drafts Payable

        Drafts payable represent checks disbursed for loan purchases which have not yet been funded. Amounts generally clear within two business days of period end and then increase the line of credit or reduce cash.

Income Taxes

        Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases along with operating loss and tax credit carryforwards, if any. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date.

        The Company recognizes tax benefits from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from any such position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. It is the Company's policy to recognize interest and penalties accrued on any uncertain tax benefits as a component of income tax expense. The Company does not have any accrued interest or penalties associated with any unrecognized tax benefits, nor has the Company recognized any related interest or penalties during the three years ended March 31, 2013.

        The Company files income tax returns in the U.S. Federal jurisdiction and various State jurisdictions. The Company is no longer subject to U.S. Federal tax examinations for years before 2011. State jurisdictions that remain subject to examination range from 2008 to 2012. The Company does not believe there will be any material changes in our unrecognized tax positions over the next 12 months.

Revenue Recognition

        Interest income on finance receivables is recognized using the interest method. Accrual of interest income on finance receivables is suspended when a loan is contractually delinquent for 60 days or more

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

or the collateral is repossessed, whichever is earlier. As of March 31, 2013, 2012 and 2011 the amount of gross finance receivables not accruing interest was approximately $4,132,000, $2,572,000 and $2,035,000, respectively.

        A dealer discount represents the difference between the finance receivable, net of unearned interest, of a Contract, and the amount of money the Company actually pays for the Contract. The discount negotiated by the Company is a function of the lender, the wholesale value of the vehicle, and competition in any given market. In making decisions regarding the purchase of a particular Contract the Company considers the following factors related to the borrower: place and length of residence; current and prior job status; history in making installment payments for automobiles; current income; and credit history. In addition, the Company examines its prior experience with Contracts purchased from the dealer from which the Company is purchasing the Contract, and the value of the automobile in relation to the purchase price and the term of the Contract. The entire amount of discount is amortized as an adjustment to yield using the interest method over the life of the loan. The average dealer discount associated with new volume for the fiscal years ended March 31, 2013, 2012, and 2011 was 8.54%, 9.23%, and 9.55%, respectively.

        The amount of future unearned income is computed as the product of the Contract rate, the Contract term and the Contract amount.

        Deferred revenues consist primarily of commissions received from the sale of ancillary products. These products include automobile warranties, roadside assistance programs, accident and health insurance, credit life insurance and forced placed automobile insurance. These commissions are amortized over the life of the contract using the interest method.

        The Company's net costs for originating direct loans are recognized as an adjustment to the yield and are amortized over the life of the loan using the interest method.

        Sales relate principally to telephone support agreements and the sale of business forms to the Company's customer base. The aforementioned sales of NDS represent less than 1% of the Company's consolidated revenues.

Earnings Per Share

        Basic earnings per share is calculated by dividing the reported net income for the period by the weighted average number of shares of common stock outstanding. Diluted earnings per share includes

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

the effect of dilutive options and other share awards. Basic and diluted earnings per share have been computed as follows:

	Fiscal Year ended March 31,
	2013	2012	2011
Numerator for earnings per share—net income	$19,940,946	$22,221,759	$16,768,294

Denominator:
Denominator for basic earnings per share—weighted average shares	11,977,174	11,747,160	11,607,341
Effect of dilutive securities:
Stock options and other share awards	241,242	285,971	286,177

Denominator for diluted earnings per share	12,218,416	12,033,131	11,893,518

Earnings per share—basic	$1.66	$1.89	$1.44

Earnings per share—diluted	$1.63	$1.85	$1.41

        Diluted earnings per share does not include the effect of certain stock options as their impact would be anti-dilutive. Approximately 120,200, 53,500 and 28,500 stock options were not included in the computation of diluted earnings per share for the years ended March 31, 2013, 2012 and 2011 respectively, because their effect would have been anti-dilutive.

Share-Based Payments

        The grant date fair value of share awards is recognized in earnings over the requisite service period (presumptively the vesting period). The Company estimates the fair value of option awards using the Black-Scholes option pricing model. The risk-free interest rate is based upon a U.S. Treasury instrument with a life that is similar to the expected term of the options. Expected volatility is based upon the historical volatility for the previous period equal to the expected term of the options. The expected term is based upon the average life of previously issued options. The expected dividend yield is based upon the current yield on date of grant. The fair value of non-vested restricted and performance shares are measured at the market price of a share on a grant date.

        The pool of excess tax benefits available to absorb future tax deficiencies is based on increases to shareholders' equity related to tax benefits from share-based compensation, combined with the tax on the cumulative incremental compensation costs previously included in pro forma net income disclosures as if the Company had applied the fair-value method to all awards.

Fair Value Measurements

        The Company measures specific assets and liabilities at fair value, which is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When applicable, the Company utilizes market data or assumptions that market participants would use in pricing the asset or liability under a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

observable; and Level 3, defined as unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Financial Instruments and Concentrations

        The Company's financial instruments consist of cash, finance receivables, accrued interest, line of credit, interest rate swap agreements and accounts payable. Financial instruments that are exposed to concentrations of credit risk are primarily finance receivables and cash.

        The Company operates in fifteen states through its sixty-four branch locations. Florida represents 33% of the finance receivables total as of March 31, 2013. Ohio represents 14%, Georgia represents 10% and North Carolina represents 8% of the finance receivables total as of March 31, 2013. Of the remaining eleven states, no one state represents more than 7% of the total finance receivables. The Company provides credit during the normal course of business and performs ongoing credit evaluations of its customers.

        The Company maintains reserves for potential credit losses which, when realized, have been within the range of management's expectations. The Company perfects a primary security interest in all vehicles financed as a form of collateral.

        The combined account balances the Company maintains at financial institutions typically exceed federally insured limits, and there is a concentration of credit risk related to accounts on deposit in excess of federally insured limits. The Company has not experienced any losses in such accounts and believes this risk of loss is not significant.

Interest Rate Swaps

        Interest rate swap agreements were reported as either assets or liabilities in the consolidated balance sheet at fair value. For interest rate swap agreements previously designated and qualifying as cash flow hedges, gains or losses on the effective portion of the hedge were initially included as a component of other comprehensive income and are subsequently reclassified into earnings when interest on the related debt was paid. For interest rate swap agreements which were not designated and qualifying as hedges, the changes in the fair value are recorded in earnings. The Company does not use interest rate swaps for speculative purposes. See note 6—"Interest Rate Swap Agreements".

Accumulated Other Comprehensive Income (Loss)

        Accumulated other comprehensive income (loss) is composed entirely of previous mark-to-market adjustments of designated and qualifying cash flow hedges, net of the related tax effect.

Statements of Cash Flows

        Cash paid for income taxes for the years ended March 31, 2013, 2012 and 2011 was approximately $11,273,000, $13,764,000 and $12,068,000, respectively. Cash paid for interest for the years ended March 31, 2013, 2012 and 2011 was approximately $5,043,000, $4,878,000 and $5,720,000, respectively.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements

        During the year, the Company adopted the Financial Accounting Standards Board's issued Accounting Standards Update ("ASU") 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 did not extend the use of fair value accounting, but provides clarification of existing guidance and additional disclosures. The adoption did not have an impact on the Company's financial condition, results of operations and cash flows.

        Other recent accounting pronouncements issued by the FASB (including its EITF), the AICPA and the SEC, did not have a material impact on the Company's present or future consolidated financial statements.

3. Finance Receivables

        Finance receivables consist of Contracts and direct consumer loans ("Direct Loans"), each of which comprise a portfolio segment. Each portfolio segment consists of smaller balance homogeneous loans which are collectively evaluated for impairment.

        The Company purchases individual Contracts from new and used automobile dealers in its markets. There is no relationship between the Company and the dealer with respect to a given contract once the assignment of that contract is complete. The dealer has no vested interest in the performance of any installment contract the Company purchases. The Company charges-off receivables when an individual account has become more than 120 days contractually delinquent. In the event of repossession the charge-off will occur in the month in which the vehicle was repossessed.

        Contracts included in finance receivables are detailed as follows as of fiscal years ended March 31:

	2013	2012	2011
Indirect finance receivables, gross contract	$386,940,093	$382,766,667	$368,099,418
Unearned interest	(111,121,493)	(109,456,018)	(105,622,007)

Indirect finance receivables, net of unearned interest	275,818,600	273,310,649	262,477,411
Unearned dealer discounts	(16,415,169)	(17,091,567)	(17,024,119)

Indirect finance receivables, net of unearned interest and unearned dealer discounts	259,403,431	256,219,082	245,453,292
Allowance for credit losses	(16,090,652)	(19,499,208)	(19,952,595)

Indirect finance receivables, net	$243,312,779	$236,719,874	$225,500,697

        The terms of the Contracts range from 12 to 72 months and bear a weighted average contractual interest rate of 23.34% and 23.58% as of March 31, 2013 and 2012, respectively.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

3. Finance Receivables (Continued)

        The following table sets forth a reconciliation of the changes in the allowance for credit losses on Contracts for the fiscal years ended March 31:

	2013	2012	2011
Balance at beginning of year	$19,499,208	$19,952,595	$16,383,893
Provision for credit losses	13,252,382	12,185,529	15,485,607
Losses absorbed	(19,851,080)	(14,971,422)	(14,036,888)
Recoveries	3,190,142	2,405,750	2,255,683
Discounts accreted	—	(73,244)	(135,700)

Balance at end of year	$16,090,652	$19,499,208	$19,952,595

        The Company purchases Contracts from automobile dealers at a negotiated price that is less than the original principal amount being financed by the purchaser of the automobile. The Contracts are predominately for used vehicles. As of March 31, 2013, the average model year of vehicles collateralizing the portfolio was 2005. The average loan to value ratio, which expresses the amount of the Contract as a percentage of the value of the automobile, is approximately 93%. The Company utilizes a static pool approach to track portfolio performance. If the allowance for credit losses is determined to be inadequate for a static pool, then an additional charge to income through the provision is used to maintain adequate reserves based on management's evaluation of the risk inherent in the loan portfolio, the composition of the portfolio, and current economic conditions. Such evaluation, considers among other matters, the estimated net realizable value or the fair value of the underlying collateral, economic conditions, historical loan loss experience, management's estimate of probable credit losses and other factors that warrant recognition in providing for an adequate allowance for credit losses. In determining the provision and allowance for loan for credit losses, we consider the reduction in the net carrying amount of finance receivables resulting from dealer discounts.

        Direct Loans are also included in finance receivables and are detailed as follows as of fiscal years ended March 31:

	2013	2012	2011
Direct finance receivables, gross contract	$8,781,637	$6,221,688	$4,850,865
Unearned interest	(1,800,698)	(1,195,948)	(890,555)

Direct finance receivables, net of unearned interest	6,980,939	5,025,740	3,960,310
Allowance for credit losses	(467,917)	(492,184)	(378,418)

Direct finance receivables, net	$6,513,022	$4,533,556	$3,581,892

        The terms of the Direct Loans range from 6 to 48 months and bear a weighted average contractual interest rate of 25.84% and 26.14% as of March 31, 2013 and 2012, respectively.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

3. Finance Receivables (Continued)

        The following table sets forth a reconciliation of the changes in the allowance for credit losses on Direct Loans for the fiscal years ended March 31:

	2013	2012	2011
Balance at beginning of year	$492,184	$378,418	$382,869
Provision for credit losses	139,493	182,062	125,937
Losses absorbed	(190,871)	(93,041)	(173,970)
Recoveries	27,111	24,745	43,582

Balance at end of year	$467,917	$492,184	$378,418

        Direct Loans are loans originated directly between the Company and the consumer. These loans are typically for amounts ranging from $1,000 to $9,000 and are generally secured by a lien on an automobile, watercraft or other permissible tangible personal property. The majority of Direct Loans are originated with current or former customers under the Company's automobile financing program. The typical Direct Loan represents a significantly better credit risk than Contracts due to the customer's historical payment history with the Company. In deciding whether or not to make a loan, the Company considers the individual's credit history, job stability, income and impressions created during a personal interview with a Company loan officer. Additionally, because most of the Direct Loans made by the Company to date have been made to borrowers under Contracts previously purchased by the Company, the payment history of the borrower under the Contract is a significant factor in making the loan decision. As of March 31, 2013, loans made by the Company pursuant to its direct loan program constituted approximately 2% of the aggregate principal amount of the Company's loan portfolio.

        Changes in the allowance for credit losses for both Contracts and Direct Loans were driven by current economic conditions and credit loss trends over several reporting periods which are useful in estimating future losses and overall portfolio performance.

        The following table is an assessment of the credit quality by creditworthiness as of March 31. A performing account is defined as an account that is less than 60 days past due. A non-performing account is defined as an account that is contractually delinquent for 60 days or more and the accrual of interest income is suspended. When an account is 120 days contractually delinquent, the account is written off.

	2013		2012
	Contracts	Direct Loans	Contracts	Direct Loans
Non-bankrupt accounts	$386,324,594	$8,779,270	$382,358,608	$4,844,683
Bankrupt accounts	615,499	2,367	408,059	6,182

Total	$386,940,093	$8,781,637	$382,766,667	$4,850,865

Performing accounts	$382,843,130	$8,746,338	$380,213,503	$4,833,310
Non-performing accounts	4,096,963	35,299	2,553,164	17,555

Total	$386,940,093	$8,781,637	$382,766,667	$4,850,865

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

3. Finance Receivables (Continued)

        The following tables present certain information regarding the delinquency rates experienced by the Company with respect to Contracts and Direct Loans:

		Delinquencies
	Gross Balance Outstanding
Contracts		30 - 59 days	60 - 89 days	90 + days	Total
March 31, 2013	$386,940,093	$10,557,122	$2,723,456	$1,373,507	$14,654,085
		2.73%	0.70%	0.35%	3.78%
March 31, 2012	$382,766,667	$8,994,485	$1,889,643	$663,521	$11,547,649
		2.35%	0.49%	0.17%	3.01%
March 31, 2011	$368,099,418	$6,106,211	$1,468,079	$549,518	$8,123,808
		1.66%	0.40%	0.15%	2.21%

Direct Loans	Gross Balance Outstanding	30 - 59 days	60 - 89 days	90 + days	Total
March 31, 2013	$8,781,637	$72,364	$21,509	$13,790	$107,663
		0.82%	0.25%	0.16%	1.23%
March 31, 2012	$6,221,688	$48,899	$14,257	$4,933	$68,089
		0.79%	0.23%	0.07%	1.09%
March 31, 2011	$4,850,865	$37,399	$5,636	$11,919	$54,954
		0.77%	0.11%	0.25%	1.13%

4. Property and Equipment

        Property and equipment as of March 31, 2013 and 2012 is summarized as follows:

	Cost	Accumulated Depreciation	Net Book Value
2013
Automobiles	$537,677	$352,249	$185,428
Equipment	795,594	511,405	284,189
Furniture and fixtures	428,435	337,767	90,668
Leasehold improvements	1,091,218	909,922	181,296

	$2,852,924	$2,111,343	$741,581

2012
Automobiles	$618,320	$462,551	$155,769
Equipment	1,008,023	711,316	296,707
Furniture and fixtures	535,595	437,218	98,377
Leasehold improvements	1,058,362	850,431	207,931

	$3,220,300	$2,461,516	$758,784

5. Line of Credit

        On September 1, 2011, the Company executed a new agreement with its consortium of lenders that increased the size of the line of credit facility (the "Line") from $140,000,000 to $150,000,000. The pricing of the Line, which expires on November 30, 2014, is 300 basis points above 30-day LIBOR

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

5. Line of Credit (Continued)

(4.00% at March 31, 2013 and March 31, 2012) with a 1% floor on LIBOR. Pledged as collateral for this credit facility are all of the assets of the Company. The outstanding amount of the credit facility was approximately $125,500,000 and $112,000,000 as of March 31, 2013 and March 31, 2012, respectively. The amount available under the line of credit was approximately $24,500,000 and $38,000,000 as of March 31, 2013 and March 31, 2012, respectively.

        The facility requires compliance with certain financial ratios and covenants and satisfaction of specified financial tests, including maintenance of asset quality and performance tests. Dividends do not require consent in writing by the agent and majority lenders under the new facility as long as the Company is in compliance with a net income covenant. As of March 31, 2013, the Company was in full compliance with all debt covenants.

6. Interest Rate Swap Agreements

        The Company utilizes interest rate swap agreements to manage exposure to variability in expected cash flows attributable to interest rate risk. The swap agreements convert a portion of the Company's floating rate debt to a fixed rate, more closely matching the interest rate characteristics of the Company's finance receivables. The following table summarizes the activity in the Company's notional amounts of interest rate swap agreements for fiscal years ended March 31:

	2013	2012	2011
Notional amounts at beginning of year	$—	$—	$50,000,000
New contracts	50,000,000	—	—
Matured contracts	—	—	(50,000,000)

Notional amounts at end of year	$50,000,000	$—	$—

        The new contracts that were entered into during fiscal year-end 2013 are not designated as hedges. The interest rate swaps that matured during 2011 were previously designated as cash flow hedges. Based on credit market events that transpired in October 2008, the Company made an economic decision to elect the prime rate pricing option available under the Line for the month of October 2008. As a result, the critical terms of the interest rate swaps and hedged interest payments were no longer identical, and the Company undesignated its interest rate swaps as cash flow hedges. Consequently, beginning in October 2008 changes in the fair value of interest rate swaps (unrealized gains and losses) were recorded in earnings. Unrealized losses previously recorded in accumulated other comprehensive loss were reclassified into earnings as interest payments on the Line affect earnings over the remaining term of the respective swap agreements. The Company did not use interest rate swaps for speculative purposes and they were only intended for use as economic hedges.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

6. Interest Rate Swap Agreements (Continued)

        The locations and amounts of gains (losses) recognized in income are detailed as follows for the fiscal years ended March 31:

	2013	2012	2011
Periodic change in fair value of interest rate swaps	$(504,852)	$—	$783,678
Losses reclassified from accumulated other comprehensive loss	—	—	(288,542)

	(504,852)	—	495,136
Periodic settlement differentials included in interest expense	(277,364)	—	(801,048)

Loss recognized in income	$(782,216)	$—	$(305,912)

        Accumulated other comprehensive loss as of March 31, 2010 of approximately $178,000, represents the after-tax effect of the derivative losses prior to October 2008 when the swaps were designated and qualifying as cash flow hedges. As of March 31, 2011, no remaining accumulated other comprehensive loss exists to be reclassified and affect net earnings.

        Net realized gains and losses from the swap agreements were recorded in the interest expense line item of the consolidated statement of income.

        The following table summarizes the average variable rates received and average fixed rates paid under the swap agreements as of March 31:

	2013	2012
Average variable rate received	0.22%	0.00%
Average fixed rate paid	0.94%	0.00%

7. Fair Value Disclosures

        The Company measures specific assets and liabilities at fair value, which is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When applicable, the Company utilizes market data or assumptions that market participants would use in pricing the asset or liability under a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Assets and Liabilities Recorded at Fair Value on a Recurring Basis

        The Company estimates the fair value of interest rate swap agreements based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and qualitative

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

7. Fair Value Disclosures (Continued)

evaluation of both the Company's credit risk and the counterparty's credit risk. Accordingly, the Company classifies interest rate swap agreements as Level 2.

	Fair Value Measurement Using
Description	Level 1	Level 2	Level 3	Fair Value
Interest rate swap agreements:
March 31, 2013	$—	$504,852	$—	$504,852
March 31, 2012	$—	$—	$—	$—

Financial Instruments Not Measured at Fair Value

        The Company's financial instruments consist of cash, finance receivables and Line. For each of these financial instruments the carrying value approximates fair value.

        The carrying value of cash approximates the fair value due to the nature of these accounts.

        Finance receivables, net approximates fair value based on the price paid to acquire indirect loans. The price paid reflects competitive market interest rates and purchase discounts for the Company's chosen credit grade in the economic environment. This market is highly liquid as the Company acquires individual loans on a daily basis from dealers. The initial terms of the Contracts range from 12 to 72 months. The initial terms of the Direct Loans range from 6 to 48 months. In addition, there have been minimal changes in interest rates and purchase discounts related to these types of loans. If liquidated outside of the normal course of business, the amount received may not be the carrying value.

        The Line was amended within the quarter ended December 31, 2012. Based on current market conditions, any new or renewed credit facility would contain pricing that approximates the Company's current Line. Based on these market conditions, the fair value of the Line as of March 31, 2013 was estimated to be equal to the book value. The interest rate for the Line is a variable rate based on LIBOR pricing options.

	Fair Value Measurement Using
Description	Level 1	Level 2	Level 3	Fair Value
Cash:
March 31, 2013	$2,797,716	$—	$—	$2,797,716
March 31, 2012	$2,803,054	$—	$—	$2,803,054
Finance receivables:
March 31, 2013	$—	$—	$249,825,801	$249,825,801
March 31, 2012	$—	$—	$241,253,430	$241,253,430
Line of credit:
March 31, 2013	$—	$125,500,000	$—	$125,500,000
March 31, 2012	$—	$112,000,000	$—	$112,000,000

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

7. Fair Value Disclosures (Continued)

Assets and Liabilities Recorded at Fair Value on a Nonrecurring Basis

        The Company may be required, from time to time, to measure certain assets and liabilities at fair value on a nonrecurring basis. The Company does not currently have any assets or liabilities measured at fair value on a nonrecurring basis.

8. Income Taxes

        The provision for income taxes consists of the following for the years ended March 31:

	2013	2012	2011
Current:
Federal	$10,187,010	$11,799,843	$10,275,756
State	1,661,860	1,881,400	1,683,652

Total current	11,848,870	13,681,243	11,959,408

Deferred:
Federal	598,674	211,544	(1,237,850)
State	97,665	33,729	(202,818)

Total deferred	696,339	245,273	(1,440,668)

Income tax expense	$12,545,209	$13,926,516	$10,518,740

        The net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes are reflected in deferred income taxes. Significant components of the Company's deferred tax assets consist of the following as of March 31:

	2013	2012
Allowance for credit losses not currently deductible for tax purposes	$7,448,933	$8,456,988
Share-based compensation	522,573	436,131
Interest rate swaps	193,258	—
Other items	262,197	230,181

Deferred income taxes	$8,426,961	$9,123,300

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

8. Income Taxes (Continued)

        The provision for income taxes reflects an effective U.S tax rate, which differs from the corporate tax rate for the following reasons:

	2013	2012	2011
Provision for income taxes at Federal statutory rate	$11,370,154	$12,651,896	$9,550,462
Increase resulting from:
State income taxes, net of Federal benefit	1,143,692	1,244,834	966,543
Other	31,363	29,786	1,735

Income tax expense	$12,545,209	$13,926,516	$10,518,740

9. Share-Based Payments

        The Company has share awards outstanding under three share-based compensation plans (the "Equity Plans"). The Company believes that such awards better align the interests of its employees with those of its shareholders. Under the shareholder-approved 1998 Employee Stock Option Plan and Non-Employee Director Stock Option Plan (collectively the "1998 Plans") the Board of Directors was authorized to grant option awards for up to 1,551,000 common shares to employees and directors. On August 9, 2006, the Company's shareholders approved the Nicholas Financial, Inc. Equity Incentive Plan (the "2006 Plan") for employees and non-employee directors. Under the 2006 Plan, the Board of Directors is authorized to grant total share awards for up to 1,072,500 common shares. The 2006 Plan replaced the 1998 Plans; accordingly no additional option awards may be granted under the 1998 Plans. In addition to option awards, the 2006 Plan provides for restricted stock and performance share awards.

        Option awards previously granted to employees and directors under the 1998 Plans generally vest ratably based on service over a five and three-year period, respectively, and generally have a contractual term of ten years. Vesting and contractual terms for option awards under the 2006 Plan are essentially the same as those of the 1998 Plans. Restricted stock awards generally cliff vest over a three-year period based on service conditions. The annual vesting of performance share awards is contingent upon the attainment of company-wide performance goals including annual revenue growth and operating income targets. There are no post-vesting restrictions for share awards.

        The Company funds share awards from authorized but unissued shares and does not purchase shares to fulfill the obligations of the plans. Cash dividends, if any, are not paid on unvested performance shares or unexercised options, but are paid on unvested restricted stock awards.

        The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	2013	2012	2011
Risk-free interest rate	0.71%	1.84%	1.88%
Weighted average expected original term	5 years	5 years	5 years
Expected volatility	48%	49%	49%
Expected dividend yield	3.20%	0.00%	0.00%

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

9. Share-Based Payments (Continued)

        A summary of option activity under the Equity Plans as of March 31, 2013, and changes during the year are presented below.

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at March 31, 2012	501,880	$6.36
Granted	96,000	$11.16
Exercised	(97,594)	$6.31
Forfeited	(26,840)	$10.81

Outstanding at March 31, 2013	473,446	$5.63	5.91	$4,296,342

Exercisable at March 31, 2013	319,726	$3.86	4.75	$3,467,212

        The Company granted 96,000, 45,000 and 28,500 options with a weighted average fair value of $4.15, $5.73 and $4.19 during the years ended March 31, 2013, 2012 and 2011, respectively. The total intrinsic value of options exercised during the years ended March 31, 2013, 2012 and 2011 was approximately $685,000, $1,335,000 and $168,000, respectively.

        During the fiscal year ended March 31, 2013, 97,594 options were exercised at exercise prices ranging from $0.77 to $10.96 per share. During the same period 26,840 options were forfeited at exercise prices ranging from $2.77 to $12.96 per share.

        Cash received from options exercised during the fiscal years ended March 31, 2013, 2012 and 2011 totaled approximately $612,000, $830,000 and $56,000, respectively. Related income tax benefits during the same periods totaled approximately $262,000, $511,000 and $64,000, respectively. Such amounts are included in proceeds from exercise of stock options and income tax benefit related thereto under cash flows from financing activities in the consolidated statements of cash flows. As of March 31, 2013, there was approximately $477,000 of total unrecognized compensation cost related to options granted under the Plan. That cost is expected to be recognized over a weighted-average period of approximately 4 years.

        A summary of the status of the Company's non-vested restricted shares under the 2006 Plan as of March 31, 2013, and changes during the year then ended is presented below.

Restricted Share Awards	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Non-vested at March 31, 2012	100,500	$5.85
Granted	85,000	$13.07
Vested	(89,500)	$3.47
Forfeited	—	$—

Non-vested at March 31, 2013	96,000	$12.90	2.04	$1,411,200

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

9. Share-Based Payments (Continued)

        The Company awarded 85,000 restricted shares with a weighted average grant date fair value of $13.07 during the fiscal year ended March 31, 2013. During the same period no restricted shares were forfeited.

        As of March 31, 2013, there was approximately $776,000 of total unrecognized compensation cost related to non-vested restricted share awards granted under the 2006 Plan. That cost is expected to be recognized over a weighted-average period of approximately 2 years.

        A summary of the status of the Company's non-vested performance shares under the 2006 Plan as of March 31, 2013, and changes during the year then ended is presented below.

Performance Share Awards	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Non-vested at March 31, 2012	—	$—
Granted	33,500	$13.11
Vested	(10,500)	$13.25
Forfeited	(23,000)	$13.04

Non-vested at March 31, 2013	—	$—		$

        The Company awarded 33,500 performance shares with a weighted average grant date fair value of $13.11 during the fiscal year ended March 31, 2013. During the same period 23,000 performance shares were forfeited with a weighted average grant date fair value of $13.04.

        As of March 31, 2013, there was no unrecognized compensation cost related to non-vested performance share awards granted under the 2006 Plan.

10. Employee Benefit Plans

        The Company has a 401(k) retirement plan under which all employees are eligible to participate. Employee contributions are voluntary and subject to Internal Revenue Service limitations. The Company matches, based on annually determined factors, employee contributions provided the employee completes certain levels of service annually. For the plan years 2013, 2012 and 2011, the Board of Directors suspended the Company's matching. The Board will re-evaluate the Company's matching policy for plan year 2014 later this year. For the fiscal years ended March 31, 2013, 2012 and 2011, the Company recorded expenses of approximately $6,500, $7,500, and $7,000, respectively, related to this plan.

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

11. Commitments and Contingencies

        The Company leases corporate and branch offices under operating lease agreements which provide for annual minimum rental payments as follows:

Fiscal Year ending March 31:
2014	$1,396,115
2015	939,815
2016	526,286
2017	184,554
2018	52,922

$3,099,692

        Rent expense for the fiscal years ended March 31, 2013, 2012, and 2011 was approximately $1,933,000, $1,761,000 and $1,599,000, respectively. The Company recognizes rent expense on a straight-line basis over the term of the lease, taking into account, when applicable, lessor incentives for tenant improvements, periods where no rent payment is required and escalations in rent payments over the term of the lease.

        The Company is not a party to any pending legal proceedings other than ordinary routine litigation incidental to its business, none of which, if decided adversely to the Company, in the opinion of management, would have a material adverse affect on the Company's financial position.

12. Quarterly Results of Operations (Unaudited)

	Fiscal Year ended March 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total revenue	$20,427,726	$20,705,421	$20,604,861	$20,372,438
Interest expense	1,192,140	1,250,231	1,275,015	1,403,441
Provision for credit losses	3,103,266	3,261,721	3,484,811	3,542,077
Non-interest expense	7,343,103	7,804,873	8,370,168	7,593,445

Operating income before income taxes	8,789,217	8,388,596	7,474,867	7,833,475
Income tax expense	3,381,761	3,238,458	2,878,811	3,046,179

Net income	$5,407,456	$5,150,138	$4,596,056	$4,787,296

Earnings per share:
Basic	$0.45	$0.43	$0.38	$0.40

Diluted	$0.44	$0.42	$0.38	$0.39

Dividends per share	$0.10	$0.12	$2.12	$0.12

Nicholas Financial, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

12. Quarterly Results of Operations (Unaudited) (Continued)

	Fiscal Year ended March 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Total revenue	$19,613,691	$20,262,360	$20,219,413	$20,419,586
Interest expense	1,228,978	1,236,893	1,236,866	1,189,117
Provision for credit losses	3,049,461	3,209,524	3,507,659	2,600,949
Non-interest expense	6,695,286	6,779,122	6,755,283	6,877,637

Operating income before income taxes	8,639,966	9,036,821	8,719,605	9,751,883
Income tax expense	3,331,408	3,504,456	3,340,762	3,749,890

Net income	$5,308,558	$5,532,365	$5,378,843	$6,001,993

Earnings per share:
Basic	$0.46	$0.47	$0.46	$0.51

Diluted	$0.44	$0.46	$0.45	$0.50

Dividends per share	$0.00	$0.10	$0.10	$0.10

        The quarterly results for the first three quarters of fiscal 2013 and for each quarter of fiscal 2012 as reported in the Company's quarterly filings on Form 10-Q have been revised for the error corrections discussed in Note 2. Net income for the combined first three quarters of fiscal 2013 increased by $52,955. Diluted earnings per share for the third quarter of fiscal 2013 increased by $0.01 per share as a result of the correction. Basic and diluted earnings per share were not impacted in the other quarters presented.

Item 9.    Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

Item 9A.    Controls and Procedures

Evaluation of Disclosure Controls and Procedures

        The Company maintains disclosure controls and procedures designed to ensure information required to be disclosed in its reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. Such information is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure. The Company's management, including its Chief Executive Officer and Chief Financial Officer, does not expect that the Company's disclosure controls and procedures or internal controls will prevent all possible error and fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected.

        The Company's management, including our Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the Company's disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of March 31, 2013. Based upon this evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that the Company's disclosure controls and procedures were effective as of March 31, 2013.

Management's Report on Internal Control over Financial Reporting

        The Company's management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act. The Company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation and fair presentation of financial statements in accordance with generally accepted accounting principles. The Company's management, including our Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of our internal control over financial reporting as of March 31, 2013, the end of the fiscal year covered by this Report, based on the criteria set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on management's evaluation under the framework in Internal Control—Integrated Framework, management has concluded that the Company's internal control over financial reporting was effective as of March 31, 2013.

        Dixon Hughes Goodman LLP, an independent registered public accounting firm, has audited the effectiveness of our internal control over financial reporting as of March 31, 2013, as stated in their report, which is included below.

June 14, 2013

Peter L. Vosotas	Ralph T. Finkenbrink
Chairman of the Board, President	Senior Vice President-Finance
and Chief Executive Officer	and Chief Financial Officer

Changes in Internal Control Over Financial Reporting

        No change in the Company's internal control over financial reporting occurred during the Company's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Nicholas Financial, Inc.

        We have audited Nicholas Financial, Inc. and subsidiaries (the "Company") internal control over financial reporting as of March 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by COSO.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements of Nicholas Financial, Inc. as of and for the year ended March 31, 2013, and our report dated June 14, 2013, expressed an unqualified opinion.

/s/ Dixon Hughes Goodman LLP
Atlanta, Georgia
June 14, 2013

ANNEX A

Arrangement Resolution

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

  1.
  The Arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the "Arrangement") substantially as set forth in the Plan of Arrangement attached as Schedule B to the Arrangement Agreement dated as of December 17, 2013 (the "Arrangement Agreement") by and among Nicholas Financial, Inc., a company existing under the laws of British Columbia, Canada (the "Company"), Prospect Capital Corporation, a corporation existing under the laws of Maryland (the "Parent"), Watershed Acquisition LP, a limited partnership existing under the laws of Delaware and a wholly-owned subsidiary of the Parent ("USCo"), 0988007 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada, and a wholly-owned subsidiary of USCo (the "Purchaser"), and NF Financial LLC, a limited liability company existing under the laws of Delaware, and an indirect wholly-owned subsidiary of the Parent ("US New Opco" and, collectively with the Parent, USCo and the Purchaser, the "Buyers"), and as described in the Proxy Circular of the Company dated [                        ], 2014 is hereby adopted and approved, and the Board of Directors of the Company ("Board") be and is hereby authorized to amend or revise the Arrangement in its discretion to the extent permitted by the Arrangement Agreement without further approval of the securityholders of the Company;

  2.
  The Arrangement Agreement is hereby ratified, confirmed and approved, and the Board be and is hereby authorized to amend or revise the Arrangement Agreement in its discretion to the extent permitted therein without further approval of the securityholders of the Company;

  3.
  Notwithstanding that the Arrangement has received the approval of the Supreme Court of British Columbia and the securityholders of the Company, the Board may, subject to the terms of the Arrangement, amend or decide not to proceed with the Arrangement or revoke this resolution at any time prior to the filing of the documents giving effect to the Arrangement, without further notice to or approval of the securityholders of the Company; and

  4.
  Any one director or officer of the Company is hereby authorized to do all such acts and things and execute and file with all required regulatory authorities all other documents and instruments necessary or desirable to carry out this resolution, including as may be applicable the Supreme Court of British Columbia, the Registrar of Companies for British Columbia, the U.S. Securities and Exchange Commission, and NASDAQ.

Annex A-1

ANNEX B

Arrangement Agreement

Annex B-1

ARRANGEMENT AGREEMENT

by and among

Prospect Capital Corporation
(the "Parent"),

Watershed Acquisition LP
("USCo"),

0988007 B.C. Unlimited Liability Company
(the "Purchaser")

and
Watershed Operating LLC
("US New Opco")

and

Nicholas Financial, Inc.
(the "Company")

DECEMBER 17, 2013

Annex B-2

Annex B-3

Annex B-4

        Pursuant to Item 601(b)(2) of Regulation S-K, the following annexes, schedules and exhibits to the Arrangement Agreement, dated as of December 17, 2013, by and among Prospect Capital Corporation, Watershed Acquisition LP, formerly, 0988007 B.C. Unlimited Liability Company, NF Financial LLC (formerly, Watershed Operating LLC) and Nicholas Financial, Inc. have not been provided herein:

Annexes, Schedules and Exhibits

Annex I	—	List of Company's Key Employees
Annex II	—	List of Company's and Purchaser's Representatives
Schedule 1.1(mmm)	—	Purchaser's and Buyer's Schedules Identifying Exceptions to Material Adverse Effect Definition
Schedule 3.1(f)	—	Purchaser's Schedule Identifying Exceptions to Representations on the Absence of Certain Changes or Events
Schedule 3.1(g)	—	Purchaser's Schedule Identifying Exceptions to Representations on Financial Statements, Guarantees and Commitments
Schedule 3.1(j)	—	Purchaser's Schedule Identifying Exceptions to Representations on Permits and Compliance with Laws
Schedule 3.1(t)	—	Purchaser's Schedule Listing Insurance Policies
Schedule 3.1(u)	—	Purchaser's Schedule Listing Leases, Contracts, Agreements and Arrangements with Affiliated Persons
Schedule 3.2(d)	—	Company's Schedule Listing Outstanding Options
Schedule 3.2(f)	—	Company's Schedule Identifying Exceptions to Representations on the Absence of Certain Changes or Events
Schedule 3.2(h)	—	Company's Schedule Identifying Exceptions to Representations on Consents and No Violations or Conflicts
Schedule 3.2(j)	—	Company's Schedule Identifying Exceptions to Representations on Permits and Compliance with Law
Schedule 3.2(k)	—	Company's Schedule Identifying Exceptions to Representations on Legal Proceedings
Schedule 3.2(l)	—	Company's Schedule Listing Material Company Contracts
Schedule 3.2(m)	—	Company's Schedule Listing Filed Company Tax Returns
Schedule 3.2(n)	—	Company's Schedule Listing Employee Benefit Plans
Schedule 3.2(p)	—	Company's Schedule Identifying Exceptions to Representations on Required Approvals
Schedule 3.2(q)	—	Company's Schedule Listing Intellectual Property Rights
Schedule 3.2(s)	—	Company's Schedule Listing Real Property Leases
Schedule 3.2(t)	—	Company's Schedule Listing Insurance Policies
Schedule 3.2(u)	—	Company's Schedule Listing Leases, Contracts, Agreements and Arrangements with Affiliated Persons
Schedule 3.2(v)	—	Company's Schedule Listing Employment Agreements and Identifying Exceptions to Representations on Labor Matters
Schedule 4.1(i)	—	Company's Schedule Setting Forth 2014 Capital Expenditure Budget
Exhibit 6.1	—	Articles of the Purchaser

Annex B-5

ARRANGEMENT AGREEMENT

        THIS ARRANGEMENT AGREEMENT is made and entered into as of this 17th day of December, 2013, by and among:

  PROSPECT CAPITAL CORPORATION, a corporation existing under the laws of Maryland; (the "Parent");

  WATERSHED ACQUISITION LP, a limited partnership existing under the laws of Delaware and a wholly-owned subsidiary of the Parent ("USCo");

  0988007 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company existing under the laws of British Columbia, Canada and a wholly-owned subsidiary of USCo (the "Purchaser"); and

  WATERSHED OPERATING LLC, a limited liability company existing under the laws of Delaware and an indirect wholly-owned subsidiary of the Parent ("US New Opco" and, collectively with the Parent, USCo, the Purchaser and US New Opco, the "Buyers") and

  NICHOLAS FINANCIAL, INC., a company existing under the laws of British Columbia, Canada (the "Company").

        WHEREAS (capitalized terms not otherwise defined in the recitals below have the meaning provided in Section 1.1 of Article 1 of this Agreement):

          A.    The Purchaser and the Company agree to proceed with a business combination transaction providing for the acquisition by the Purchaser of all of the outstanding capital stock of the Company in exchange for the issuance and payment of certain shares of common stock, par value $0.001 per share, of the Parent;

          B.    The Parent has taken the initiative of forming and organizing USCo, the Purchaser and US New Opco and directly or indirectly owns all of the issued and outstanding shares of capital stock (or any other securities) of the Purchaser and all of the equity interests in USCo and US New Opco;

          C.    The Company Board (including the independent directors) has determined that the Arrangement is fair to the Shareholders and Optionholders and that it is in the best interests of the Company to enter into this Agreement, has approved the execution, delivery and performance of this Agreement by the Company, and has resolved, subject to the terms of this Agreement, to recommend that the Shareholders and Optionholders vote in favor of the Arrangement Resolution;

          D.    Concurrently with the execution and delivery of this Agreement, the Company and the three officers of the Company set forth on Annex I of this Agreement (the "Key Employees") have entered into employment or consulting arrangements with the Company or a Company Subsidiary (the "Key Employee Agreements"), which, from and after and subject to the consummation of the transactions contemplated by this Agreement, will govern the employment or consulting arrangement of the Key Employees;

          E.    The Parties hereto intend to carry out the proposed business combination transaction by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia); and

          F.     The business combination contemplated by this Agreement is intended to qualify as a reorganization, within the meaning of Section 368(a) of the Tax Code (as defined below), and this Agreement and the Plan of Arrangement (as defined below) are intended to constitute a "plan of reorganization" within the meaning of Section 368 of the Tax Code.

Annex B-6

        NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the respective covenants and agreements hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1  Definitions

        In this Agreement and in the recitals hereto, unless there is something in the context or subject matter inconsistent therewith, the following words and terms shall have the meanings hereinafter set out:

  (a)
  "Acquisition Proposal" means any discussion, negotiations, proposal or offer by any Person or "group" (as defined in Rule 13d-5 under the Exchange Act), other than the Parent or any of its direct or indirect Subsidiaries, including USCo, the Purchaser and US New Opco, (i) to purchase or otherwise acquire, directly or indirectly, Shares representing more than fifteen percent (15%) of the combined voting power of the Shares outstanding after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or "group" (other than the Parent or any of its direct or indirect Subsidiaries, including USCo, the Purchaser and US New Opco) that, if consummated in accordance with its terms, would result in such Person or "group" beneficially owning more than fifteen percent (15%) of the combined voting power of the Shares outstanding after giving effect to the consummation of such tender offer or exchange offer, (ii) to purchase or otherwise acquire, directly or indirectly, more than fifteen percent (15%) of the consolidated assets of the Company and the Company Subsidiaries taken as a whole (measured by the fair market value thereof, the related revenues applicable to such assets or the related net income applicable to such assets, in each case as of the date of such sale, transfer, acquisition or disposition) or (iii) to effect any merger, joint venture, partnership, consolidation, amalgamation, recapitalization, reorganization, business combination, dissolution, or other similar transaction involving the Company pursuant to which any Person or "group," other than the Parent or any of its direct or indirect Subsidiaries, including USCo, the Purchaser and US New Opco, would, directly or indirectly, hold more than fifteen percent (15%) of the combined voting power of the Shares outstanding;

  (b)
  "Administrator" means Prospect Administration LLC, a Delaware limited liability company;

  (c)
  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and for purposes of this definition, the term "control" (including the correlative terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;

  (d)
  "Agreement" means this arrangement agreement by and among the Parent, USCo, the Purchaser, US New Opco and the Company entered into for the purpose of effecting the Arrangement, including the Company Disclosure Schedule, the Buyer Disclosure Schedule, the Plan of Arrangement and all other schedules or attachments hereto, as the same may be supplemented or amended from time to time pursuant to a writing signed by each of the Parties hereto;

Annex B-7

  (e)
  "AJCA" has the meaning set forth in Section 3.2(n)(vii);

  (f)
  "Applicable Laws" means any United States or foreign statute, law, ordinance, rule, regulation, restriction, published and legally binding regulatory policy or guideline, by-law (zoning or otherwise), or order or any consent, exemption, approval or license of any domestic or foreign Governmental Entity that applies in whole or in part to the Parties hereto, as the context requires, or to their respective Subsidiaries, businesses, undertakings, properties or securities including, without limitation, United States Securities Laws, state usury, consumer lending and insurance laws, the USA PATRIOT Act, the Truth in Lending Act, the Consumer Credit Protection Act, the Fair and Accurate Transactions Act, the Equal Credit Opportunity Act, the Gramm-Leach Bliley Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act and other federal, state and local laws regulating lending, servicing loans or the selling of credit or other insurance;

  (g)
  "Arrangement" means the arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement, subject to any amendment or supplement thereto made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order;

  (h)
  "Arrangement Filings" means the notice of alteration, articles of amalgamation, or any other records and documents required to give effect to any provision of the Arrangement, including (if required) a copy of the entered Final Order;

  (i)
  "Arrangement Resolution" means the resolution to be considered and, if thought fit, approved by the Shareholders at the Company Meeting, in the form attached hereto as Schedule A;

  (j)
  "BCBCA" means the Business Corporations Act (British Columbia), as amended;

  (k)
  "Business Day" means a day which is not a Saturday, Sunday or a civic or statutory holiday in New York, New York or Vancouver, Canada;

  (l)
  "Buyer Disclosure Schedule" has the meaning set forth in Section 3.1;

  (m)
  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.);

  (n)
  "Company" has the meaning set forth in the preamble;

  (o)
  "Company Board" means the board of directors of the Company;

  (p)
  "Company Board Recommendation" means the determination of the Company Board (including the independent directors) that the Arrangement is fair to the Shareholders and Optionholders and is in the best interests of the Company, and the recommendation of the Company Board (including the independent directors) that the Shareholders and Optionholders vote in favor of the Arrangement Resolution;

  (q)
  "Company Contract" means any Contract to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any of their respective assets are bound;

  (r)
  "Company Disclosure Schedule" has the meaning set forth in Section 3.2;

  (s)
  "Company Intellectual Property Rights" has the meaning set forth in Section 3.2(q)(ii);

  (t)
  "Company Loans" means Originated Company Loans and Purchased Company Loans;

Annex B-8

  (u)
  "Company Meeting" means the special meeting of the Shareholders and Optionholders, including any adjournment or adjournments or postponement or postponements thereof during the term of this Agreement, to be held for the purpose of obtaining approval by the Shareholders and Optionholders of the Arrangement Resolution;

  (v)
  "Company Permits" has the meaning set forth in Section 3.2(j);

  (w)
  "Company SEC Documents" has the meaning set forth in Section 3.2(e)(i);

  (x)
  "Company Stock Option Plans" means (i) the 2006 Nicholas Financial, Inc. Equity Incentive Plan, (ii) the 1999 Nicholas Financial, Inc. Non-Employee Director Stock Option Plan and (iii) the 1999 Nicholas Financial, Inc. Employee Stock Option Plan;

  (y)
  "Company Subsidiary" means any Subsidiary of the Company and "Company Subsidiaries" means more than one, as the case may be, and includes each of Nicholas Data Services, Inc., a Florida corporation, and Nicholas Financial, Inc., a Florida corporation;

  (z)
  "Company Termination Fee" has the meaning set forth in Section 7.2(d);

  (aa)
  "Contract" means any contract, agreement, license, franchise, concession, lease, mortgage, indenture, permit, arrangement, commitment, understanding, joint venture, partnership or other instrument, right or obligation (whether written or oral), and any amendment, modification or waiver thereto, but shall not include any Employee Benefit Plan;

  (bb)
  "Court" means the British Columbia Supreme Court;

  (cc)
  "Depositary" means Computershare Investor Services, Inc., 510 Burrard Street, Vancouver, British Columbia (Canada) V6C 3B9, or such other depositary as may be designated in writing by the Company and the Purchaser;

  (dd)
  "Dissenting Shareholder" has the meaning set forth in the Plan of Arrangement;

  (ee)
  "Dissent Rights" means the rights of dissent of the Shareholders and, if required by Applicable Laws, the Optionholders in respect of the Arrangement Resolution described in the Plan of Arrangement;

  (ff)
  "DOJ" has the meaning set forth in Section 4.6(c);

  (gg)
  "Effective Date" means no later than the third Business Day following the date on which all conditions precedent to the completion of the Arrangement as set out in Article 5 of this Agreement have been satisfied or waived in accordance with the provisions of this Agreement, or such other date as the Parties hereto may agree, in writing, which shall be the date on which the Arrangement Filings are filed under the BCBCA;

  (hh)
  "Effective Time" has the meaning set forth in the Plan of Arrangement;

  (ii)
  "Employee Benefit Plans" has the meaning set forth in Section 3.2(n)(i);

  (jj)
  "Encumbrance" means any mortgage, hypothecation, pledge, assignment, charge, lien, claim, security interest, adverse interest, other third Person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

  (kk)
  "Environmental Law" means any Applicable Law or Order relating to the protection of the environment or to pollutants, contaminants, chemicals or industrial, toxic or

Annex B-9

        hazardous substances or wastes or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, including CERCLA;

  (ll)
  "ERISA" has the meaning set forth in Section 3.2(n)(i);

  (mm)
  "ERISA Affiliate" has the meaning set forth in Section 3.2(n)(i);

  (nn)
  "Exchange Act" has the meaning set forth in Section 1.1(iiiii);

  (oo)
  "Existing Debt Consent" means the Section 3.2(p)(v);

  (pp)
  "Existing Debt Facility" means the Second Amended and Restated Loan and Security Agreement, dated January 12, 2010, among the financial institutions named therein as the Lenders and Bank of America, N.A. as the agent, and the Company as the Borrower, as amended pursuant to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated September 1, 2011;

  (rr)
  "Fairness Opinion" means the oral and the subsequent written opinion of the Financial Advisor that the consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, subject to the limitations and qualifications set out in the Fairness Opinion;

  (ss)
  "Final Order" means the final order of the Court approving the Arrangement, as such order may be amended by the Court (with the consent of the Parent and the Company) at any time prior to the Effective Date or, if appealed, then unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

  (tt)
  "Financial Advisor" means Janney Montgomery Scott LLC, in its capacity as financial advisor to the Company Board;

  (uu)
  "Financial Advisor Agreements" has the meaning set forth in Section 3.2(i);

  (vv)
  "Foreign Benefit Plan" has the meaning set forth in Section 3.2(n)(xii);

  (ww)
  "Form N-14" has the meaning set forth in Section 2.4(b);

  (xx)
  "FTC" has the meaning set forth in Section 4.6(c);

  (yy)
  "Governmental Entity" or "Governmental Entities" means any applicable:

    (i)
    multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign;

    (ii)
    any subdivision, agent, commission, board or authority of any of the foregoing; or

    (iii)
    any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

  (zz)
  "Hazardous Material" means any chemicals or other materials, substances or wastes that are defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," or "toxic pollutants" or that are otherwise subject to regulation as toxic or hazardous under any Environmental Law;

  (aaa)
  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time, and the rules, regulations and forms made or promulgated thereunder, as amended from time to time;

Annex B-10

  (bbb)
  "Information Circular" means the proxy statement or information circular (including all appendices attached thereto), notice of meeting, proxy form and other related documents to be sent by the Company to the Shareholders and the Optionholders regarding the approval of the Arrangement Resolution at the Company Meeting, which proxy statement or information circular is part of the prospectus contained in the Form N-14 and will, unless otherwise permitted by the terms of this Agreement, contain the Company Board Recommendation;

  (ccc)
  "Intellectual Property Rights" has the meaning set forth in Section 3.2(q)(i);

  (ddd)
  "Interim Order" means the interim order of the Court, in a form reasonably acceptable to the Company and the Parent, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, supplemented or varied by the Court, with the consent of the Company and the Parent, which consent shall not be unreasonably withheld, conditioned or delayed;

  (eee)
  "IRS" has the meaning set forth in Section 3.2(n)(i);

  (fff)
  "Investment Adviser" means Prospect Capital Management LLC, a Delaware limited liability company;

  (ggg)
  "Investment Company Act" has the meaning set forth in Section 1.1(iiiii);

  (hhh)
  "Key Employee Agreements" has the meaning set forth in Paragraph D of the recitals to this Agreement;

  (iii)
  "Key Employees" has the meaning set forth in Paragraph D of the recitals to this Agreement;

  (jjj)
  "Leased Real Property" has the meaning set forth in Section 3.2(s)(ii);

  (kkk)
  "Loan Licenses" means the applicable loan licenses required for US New Opco to operate the business of the Company and its Subsidiaries following the Effective Date;

  (lll)
  "Material Adverse Change" means any change(s), event(s) or occurrence(s) which, either individually or in the aggregate, has, have or would reasonably be expected to have a Material Adverse Effect;

  (mmm)
  "Material Adverse Effect" means any result, fact, change, event, circumstance, occurrence or development (other than as specifically set forth on Schedule 1.1(mmm) to the Company Disclosure Schedule or the Buyer Disclosure Schedule) that: (i) has, or would reasonably be expected to have, a material adverse effect on the business, operations, results of operations, assets, liabilities, financial condition of the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable), in each case taken as a whole; or (ii) would, or would reasonably be expected to, prevent or materially delay or impede the Company's or the Parent's, USCo's, the Purchaser's and/or US New Opco's (as applicable) ability to perform its obligations under this Agreement or to consummate the Arrangement; provided, however, that, in the case of the foregoing, any result, fact, change, event, circumstance, occurrence or development that arises out of or relates to any of the following, either alone or in combination, shall not be deemed to constitute, and shall not be taken into account in determining whether there has been (or would be reasonably expected to occur), a Material Adverse Effect:

    (i)
    general national or regional political, economic or financial or capital market conditions, or political, economic or financial or capital market conditions in any jurisdiction in which the Company and the Company Subsidiaries or the Parent and

Annex B-11

        its Subsidiaries (as applicable) are organized or operates or carries on its business, and any changes in any of the foregoing;

      (ii)
      any change or proposed change in any Applicable Laws, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the interpretation, application or non-application of any Applicable Laws by any Governmental Entity;

      (iii)
      any general changes or developments in the industry in which the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) operate;

      (iv)
      the execution and delivery of this Agreement and the announcement of the execution of this Agreement or the transactions contemplated hereby, the performance of any obligation contemplated hereunder or the completion of any of the transactions contemplated hereby;

      (v)
      political instability or acts of war or terrorism;

      (vi)
      actions required to be taken under Applicable Laws or Contracts;

      (vii)
      the failure of the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) to meet or achieve the results set forth in any projection or forecast (provided that clause (vii) shall not prevent a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in a Material Adverse Effect);

      (viii)
      any of the historical facts disclosed in the Company SEC Documents or the Parent SEC Documents (as applicable);

      (ix)
      earthquakes, hurricanes or other natural disasters;

      (x)
      a decline in the price of the Shares or the Parent Common Stock; and

      (xi)
      changes in US GAAP or interpretations thereof;

      provided, however, that notwithstanding the foregoing, clauses (i), (iii), (v) and (vii) shall not apply to the extent that the effects of such changes referred to therein are disproportionately adverse to the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable), taken as a whole, relative to a similarly situated company to the extent engaged in the industries and in the geographic markets in which the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) conduct their business;

  (nnn)
  "Material Company Contract" has the meaning set forth in Section 3.2(l)(i);

  (ooo)
  "Nasdaq" means the Nasdaq Global Select Market;

  (ppp)
  "Necessary Consents" has the meaning set forth in Section 3.2(p);

  (qqq)
  "NLRB" has the meaning set forth in Section 3.2(v)(ii);

  (rrr)
  "Optionholder" has the meaning set forth in the Plan of Arrangement;

  (sss)
  "Options" means the outstanding options to acquire Shares which have been granted pursuant to the Company Stock Option Plans;

  (ttt)
  "Order" has the meaning set forth in Section 7.1(j);

  (uuu)
  "Originated Company Loans" means, as of the date in question, all outstanding secured or unsecured loans, advances or credit lines originated and held by any of the Company or the Company Subsidiaries (other than those written off as bad debts);

Annex B-12

  (vvv)
  "Parent" has the meaning set forth in the preamble;

  (www)
  "Parent Common Stock" means the common stock, par value $0.001 per share of the Parent;

  (xxx)
  "Parent Intellectual Property Rights" has the meaning set forth in Section 3.1(q);

  (zzz)
  "Parent Policies" has the meaning set forth in Section 3.1(t);

  (aaaa)
  "Parent SEC Documents" has the meaning set forth in Section 3.1(e)(i);

  (bbbb)
  "Party" means any one of the Parent, USCo, the Purchaser, US New Opco or the Company, and "Parties" means all of them, as the context requires;

  (cccc)
  "Permitted Encumbrances" means (i) statutory Encumbrances for current Taxes not yet due and payable or Taxes being contested in good faith for which adequate reserves are maintained on the books, (ii) mechanics', carriers', workers', repairers' and other similar Encumbrances imposed by Applicable Law arising or incurred in the ordinary course of business for obligations not yet due, (iii) in the case of leases of vehicles and other leased personal property, Encumbrances which do not, individually or in the aggregate, materially impair the use of such leased equipment or other leased personal property, (iv) other Encumbrances incidental to the operation of the business of the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) or the ownership of their assets and properties which were not incurred in connection with the borrowing of money or the advance of credit and which do not materially detract from the value of the assets encumbered thereby or materially interfere with the use thereof, (v) in the case of licenses or other rights to use Intellectual Property Rights, Encumbrances or other restrictions arising from the terms thereof, and (vi) Encumbrances on leases of real property arising from the provisions of such leases, including in relation to Leased Real Property, any agreements and/or conditions imposed on the issuance of land use permits, zoning, business licenses, use permits or other entitlements of various types issued by any Governmental Entity with respect to such Leased Real Property, where such agreements or conditions are necessary or beneficial to the continued use and occupancy of the assets and properties of the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable);

  (dddd)
  "Person" means any individual, corporation, firm, partnership (including, without limitation, a limited partnership), sole proprietorship, syndicate, joint venture, trustee, trust, any unincorporated organization or association, any government or instrumentality thereof and any tribunal;

  (eeee)
  "Plan" or "Plan of Arrangement" means the plan of arrangement to be substantially in the form and content of Schedule B attached hereto as amended or varied pursuant to the terms hereof and thereof;

  (ffff)
  "Portfolio Company" or "Portfolio Companies" have the meaning set forth in Section 3.1(g);

  (gggg)
  "Portfolio Company Agreement" has the meaning set forth in Section 3.1(a);

  (hhhh)
  "Purchased Company Loans" means as of the date in question, any outstanding secured or unsecured loans, advances or credit lines held by any of the Company or the Company Subsidiaries and acquired from or through others (other than those written off as bad debts);

  (iiii)
  "Purchaser" has the meaning set forth in the preamble;

Annex B-13

  (jjjj)
  "Purchaser Termination Fee" has the meaning set forth in Section 7.2(d);

  (kkkk)
  "Real Property Leases" has the meaning set forth in Section 3.2(s)(ii);

  (llll)
  "Recent Balance Sheet" has the meaning set forth in Section 3.2(m)(i);

  (mmmm)
  "Regulatory Law" shall mean the United States Sherman Act, as amended, the United States Clayton Act, as amended, the HSR Act, and the United States Federal Trade Commission Act, as amended;

  (nnnn)
  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal or leaching into the environment;

  (oooo)
  "Representatives" means, as to any Person, its directors, officers, employees (identified on Annex II), agents and representatives acting on such Person's behalf, including such Person's investment banker, financial advisor, attorney, accountant or similar advisor;

  (pppp)
  "Revised Termination Deadline" has the meaning set forth in Section 7.3;

  (qqqq)
  "Sales Material" has the meaning set forth in Section 3.1(n);

  (rrrr)
  "Sarbanes-Oxley Act" has the meaning set forth in Section 3.1(e)(iv);

  (ssss)
  "SEC" has the meaning set forth in Section 1.1(iiiii);

  (tttt)
  "Securities Act" has the meaning set forth in Section 1.1(iiiii);

  (uuuu)
  "Securities Authority" means the appropriate securities commissions or similar regulatory authorities in the United States (including the SEC);

  (vvvv)
  "Shareholder Approval" has the meaning set forth in Section 2.2(b);

  (wwww)
  "Shareholders" means the beneficial owners and/or holders of record of issued and outstanding Shares;

  (xxxx)
  "Shares" means the Common Shares, without par value, which the Company is authorized to issue as presently constituted;

  (yyyy)
  "Subsidiary" means, with respect to any Person, (i) any corporation with respect to which such Person, directly or indirectly, through one or more Subsidiaries, (A) owns more than fifty percent (50%) of the outstanding shares of capital stock having generally the right to vote in the election of directors or (B) has the power, under ordinary circumstances, to elect, or to direct the election of, a majority of the board of directors of such corporation, (ii) any partnership with respect to which (A) such Person or a Subsidiary of such Person is a general partner, (B) such Person and its Subsidiaries together own more than fifty percent (50%) of the interests therein or (C) such Person and its Subsidiaries have the right to appoint or elect or direct the appointment or election of a majority of the directors or other Person or body responsible for the governance or management thereof, (iii) any limited liability company with respect to which (A) such Person or a Subsidiary of such Person is the sole manager or managing member, (B) such Person and its Subsidiaries together own more than fifty percent (50%) of the interests therein or (C) such Person and its Subsidiaries have the right to appoint or elect or direct the appointment or election of a majority of the managers or other Person or body responsible for the governance or management thereof or (iv) any other entity in which such Person has, and/or one or more of its Subsidiaries have, directly or indirectly, (A) more than a fifty percent (50%) ownership interest or (B) the power to appoint or elect or direct the

Annex B-14

        appointment or election of a majority of the directors or other Person or body responsible for the governance or management thereof;

  (zzzz)
  "Superior Proposal" means any bona fide written Acquisition Proposal that is not solicited by the Company in violation of Section 4.2 and that a majority of the Company Board determines in good faith, after consultation with the Financial Advisor and outside legal counsel:

    (i)
    is reasonably capable of being completed in accordance with such Acquisition Proposal's terms, taking into account all legal, financial, regulatory and other aspects of such proposal and the Person making such proposal and other relevant factors, including, among other things, all of the terms and conditions of such Acquisition Proposal and this Agreement (in each case taking into account any changes to this Agreement or the transactions contemplated hereby (or any other proposals) made or proposed in writing by the Parent prior to the time of determination), including financing, regulatory approvals and termination fee provisions; and

    (ii)
    would, if completed in accordance with such Acquisition Proposal's terms, result in a transaction more favorable to the Shareholders than the Arrangement from a financial point of view;

      provided that for purposes of this definition of "Superior Proposal," the references to "fifteen percent (15%)" in the definition of Acquisition Proposal shall be deemed to be references to "eighty-five (85%)";

  (aaaaa)
  "Superior Proposal Notice" shall have the meaning ascribed thereto in Section 4.3(a)(ii);

  (bbbbb)
  "Tax" and "Taxes" means all taxes, assessments, charges, dues, duties, rates, fees, levies and similar charges of any kind lawfully levied, assessed or imposed by any Governmental Entity, including any tax on or based upon net income, gross income, earnings, profits or selected items of income, earnings or profits and all capital taxes, gross receipts taxes, environmental taxes and charges, sales taxes, use taxes, ad valorem taxes, value added taxes, subsoil use or extraction taxes and ownership fees, transfer taxes (including, without limitation, taxes relating to the transfer of interests in real property or entities holding interests therein), franchise taxes, license taxes, withholding taxes, health taxes, payroll taxes, employment taxes, excise, severance, social security, workers' compensation, employment insurance or compensation taxes, mandatory pension and other social fund taxes or premium, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, harmonized sales tax, customs duties or other taxes, and any installments in respect thereof; together with any interest and any penalties or additional amounts imposed by any Government Entity in respect thereof;

  (ccccc)
  "Tax Act" means the Income Tax Act (Canada), as amended from time to time, and the rules, regulations and forms made or promulgated thereunder, as amended from time to time;

  (ddddd)
  "Tax Code" means the United States Internal Revenue Code of 1986, as amended from time to time;

  (eeeee)
  "Tax Return" means any return, election, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof;

  (fffff)
  "Technology" has the meaning set forth in Section 3.2(q)(vii);

Annex B-15

  (ggggg)
  "Termination Deadline" means June 12, 2014 or such other date as the Parties hereto may otherwise agree upon in writing;

  (hhhhh)
  "Treas. Reg." means a regulation promulgated by the United States Treasury pursuant to the Tax Code;

  (iiiii)
  "United States Securities Laws" means the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Investment Advisers Act"), each as amended from time to time, and the rules, regulations and forms made or promulgated under any such statute and the published policies, bulletins and notices of the United States Securities and Exchange Commission (the "SEC"), as well as any applicable rules or requirements of any self-regulatory organization (including Nasdaq) mandated thereby or promulgated thereunder from time to time;

  (jjjjj)
  "USCo" has the meaning set forth in the preamble;

  (kkkkk)
  "US GAAP" means generally accepted accounting principles in the United States applied on a consistent basis;

  (lllll)
  "US New Opco" has the meaning set forth in the preamble; and

  (mmmmm)
  "409A Plan" has the meaning set forth in Section 3.2(n)(vii).

        In addition, words and terms used but not defined herein that are defined in the BCBCA shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.2  Number and Gender

        In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders and neuter.

1.3  Interpretation Not Affected by Headings

        The division of this Agreement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The terms "this Agreement", "hereof', "herein", "hereto", "hereunder" and similar expressions refer to this Agreement, the Company Disclosure Schedule, the Buyer Disclosure Schedule and the Plan of Arrangement, and not to any particular article, section or other portion hereof or thereof, and include any agreement, schedule or instrument supplementary or ancillary hereto or thereto. The word "including", when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope.

1.4  Date of Any Action

        If the date on which any action is required to be taken hereunder by any Party hereto is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on the next succeeding day which is a Business Day in that place.

Annex B-16

1.5  References to the Company

        A reference in a representation, warranty or covenant in this Agreement to the "Company" shall, unless the context requires otherwise, be deemed to mean the Company and the Company Subsidiaries, taken as a whole.

1.6  References to Statutes

        A reference to a statute includes all regulations made thereunder, and all amendments to the statute or regulations in force from time to time.

1.7  References to Persons

        A reference to a Person includes any successor to that Person.

1.8  Accounting Matters

        Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributed thereto under US GAAP and all determinations of an accounting nature required to be made shall be made in a manner consistent with US GAAP.

1.9  Knowledge

        Each reference herein to the knowledge of the Company or a Company Subsidiary means, unless otherwise specified, the actual knowledge of the Key Employees and directors of the Company. Each reference herein to the knowledge of a Party other than the Company or its Subsidiaries means, unless otherwise specified, the actual knowledge of the executive officers and directors of such Party hereto.

1.10  Discretion of the Parties

        When this Agreement refers to a party's "sole discretion", such phrase means that Party's sole and absolute discretion as to process and result, which shall be final for all purposes hereunder, to be exercised (to the fullest extent the law permits) as arbitrarily and capriciously as that Party may wish, for any reason, subject to no standard of reasonableness or review and part of no claim before any court, arbitrator or other tribunal or forum or otherwise.

1.11  Commercially Reasonable Efforts

        Commercially reasonable efforts shall mean customary efforts that a prudent Person desirous of achieving a result would use in similar circumstances after taking into account both the overall costs to achieve the results and the overall benefits expected to be achieved as a result of the transactions contemplated by this Agreement.

1.12  Schedules

        The Company Disclosure Schedule is provided to the Parent, USCo, the Purchaser and US New Opco as of the date of this Agreement. The Buyer Disclosure Schedule is provided to the Company as of the date of this Agreement.

Annex B-17

 ARTICLE 2
THE ARRANGEMENT

2.1  Effective Date

        The Arrangement shall become effective at the Effective Time on the Effective Date.

2.2  Interim Order

        As soon as is reasonably practicable after the date of execution of this Agreement, the Company shall apply to the Court for and, in cooperation with the Parent, prepare, file and diligently pursue an Interim Order, which shall provide, among other things:

  (a)
  for the class of Persons to whom notice is to be provided in respect of the Arrangement and for the Company Meeting and for the manner in which such notice is to be provided;

  (b)
  that the only requisite approval required for the Arrangement Resolution shall be 75% of the votes cast, in Person or by proxy, on the Arrangement Resolution by the Shareholders and the Optionholders at the Company Meeting (the "Shareholder Approval");

  (c)
  for the grant of Dissent Rights to the Shareholders and, if required by Applicable Laws, the Optionholders who are registered holders of Shares or Options as contemplated in the Plan of Arrangement;

  (d)
  that, in all other respects, the terms, restrictions and conditions of the Articles of the Company, including the quorum requirement and other matters, shall apply in respect of the Company Meeting;

  (e)
  for notice requirements with respect to the presentation of the application to the Court for the Final Order;

  (f)
  that the Company Meeting, subject to the terms of this Agreement, may be adjourned or postponed from time to time by the Company without the need for any additional approval of the Court; and

  (g)
  that the record date for the Shareholders and the Optionholders entitled to notice of, and to vote at, the Company Meeting will not change in respect of any postponement or adjournment of the Company Meeting.

2.3  Implementation Steps by the Company

  (a)
  In a timely and expeditious manner, the Company shall:

  (i)
  forthwith carry out such terms of the Interim Order as are required thereby to be carried out by the Company;

  (ii)
  subject to the terms of this Agreement, the Company shall:

  (A)
  solicit proxies in favor of the Arrangement Resolution;

  (B)
  make the Company Board Recommendation at the Company Meeting, in the Form N-14 and the Information Circular forming part thereof, and in any other solicitation relating to the Arrangement Resolution; and

  (C)
  not withdraw, modify, qualify or change in a manner adverse to the Parent, USCo, the Purchaser or US New Opco, or publicly state that it intends to withdraw, modify, qualify or change in a manner adverse to the Parent, USCo, the Purchaser or US New Opco, the Company Board Recommendation, or fail to recommend against acceptance of any third-party tender offer or exchange offer within ten (10) Business

Annex B-18

        Days after the commencement of such offer, or make any public statement inconsistent with the Company Board Recommendation, except, in each case, as permitted by this Agreement;

    (iii)
    use commercially reasonable efforts to convene the Company Meeting as soon as reasonably practicable after the date on which the Parent's registration statement on Form N-14 is declared effective by the SEC and the Interim Order approving the Plan has been issued, and in any event no later than 90 days after the mailing of the Information Circular, in the manner provided in the Interim Order;

    (iv)
    provide notice to the Purchaser of the Company Meeting and allow Representatives of the Parent, USCo, the Purchaser and US New Opco to attend the Company Meeting;

    (v)
    conduct the Company Meeting in accordance with the Interim Order and Applicable Laws; and

    (vi)
    take all such actions as may be required under the BCBCA to effect the Arrangement.

  (b)
  The Company will advise the Purchaser, not less than weekly and then at least on a daily basis on each of the five (5) Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution.

  (c)
  Except as permitted in this Agreement, the Company shall not adjourn, postpone or cancel the Company Meeting (or propose to do so), except:

  (i)
  if a quorum is not present at the Company Meeting;

  (ii)
  if required by Applicable Laws;

  (iii)
  if required by the Shareholders; or

  (iv)
  if otherwise agreed to in writing by the Company and the Parent.

  (d)
  The Company shall provide the Purchaser with a copy of any purported exercise of the Dissent Rights and written communications with any Shareholder or Optionholder purportedly exercising such Dissent Rights and shall not settle or compromise any action brought by any present, former or purported holder of any of its securities in connection with the Arrangement or the other transactions contemplated by this Agreement, without the prior consent of the Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

  (e)
  In a timely and expeditious manner, the Parent shall prepare (in consultation with the Company) and file any mutually agreed (or as otherwise required by Applicable Laws) amendments or supplements to the Form N-14 and the Information Circular forming part thereof (which amendments or supplements shall be in a form satisfactory to the Company, acting reasonably) with respect to the Company Meeting and the Parties shall mail, or cause to be mailed, such amendments or supplements, as required by the Interim Order and in accordance with all Applicable Laws, in and to all jurisdictions where such amendments or supplements are required to be mailed, complying in all material respects with all Applicable Laws on the date of the mailing thereof.

  (f)
  Upon the request of the Purchaser, the Company will cause to be prepared and provide to the Purchaser (i) a list of the registered holders of Shares and (ii) a list of the registered holders of Options, each within five (5) Business Days after the date on which the Company receives a written request for such list(s), and thereafter the Company will promptly obtain and deliver to the Purchaser, upon reasonable request, supplemental lists setting forth any changes

Annex B-19

    thereto, all such deliveries to be in printed form and, if available, in computer-readable format.

  (g)
  Except for proxies and other non-substantive communications, the Company shall furnish promptly to the Purchaser a copy of each notice, report, schedule or other document or communication delivered, filed or received by the Company in connection with this Agreement, the Arrangement and the transactions contemplated in this Agreement, the Interim Order or the Company Meeting or any other meeting at which all the Shareholders are entitled to attend relating to special business, any filings made under any Applicable Law and any dealings or communications with any Governmental Entity, securities regulatory authority or stock exchange in connection with, or in any way materially affecting, the transactions contemplated by this Agreement.

2.4  Implementation Steps by the Purchaser

        Subject to the terms of this Agreement, the Parent, USCo, the Purchaser and US New Opco will:

  (a)
  cooperate with, assist and consent to the Company seeking the Interim Order and the Final Order to the extent the terms thereof are consistent with this Agreement and, subject to the Company obtaining the Final Order and to the satisfaction or waiver (subject to Applicable Laws) of each of the conditions set forth in Article 5 (excluding conditions that by their terms cannot be satisfied until the Effective Time, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Time), as soon as reasonably practicable thereafter, take all steps and actions including, if applicable, making all filings with Governmental Entities, necessary or desirable to give effect to the Arrangement and carry out the terms of the Plan of Arrangement applicable to each of them; and

  (b)
  prepare and file, with the assistance of the Company, a registration statement on Form N-14 (the "Form N-14"), of which the Information Circular is a part of the prospectus (which shall be in a form satisfactory to the Parties, acting reasonably); provided, however, that Parent shall not be obligated to file the Form N-14, or any amendment thereto, or any modification of or supplement to the prospectus or Information Circular forming a part thereof, if the Parent reasonably determines that the Company has not provided the Parent with such information regarding the Company as is necessary for the Parent to comply with the standard set forth in Section 2.5(b) without regard to the parenthetical at the end thereof or that the information provided by the Company does not meet the standard set forth in Section 2.5(b) without regard to the parenthetical at the end thereof .

2.5  Form N-14

  (a)
  The Parties will, in consultation with each other:

  (i)
  as soon as reasonably practicable after the execution of this Agreement, prepare documents other than the Form N-14 (addressed in Section 2.4(b)) required by the BCBCA or Applicable Laws in connection with the approval of the Arrangement Resolution by the Shareholders and the Optionholders at the Company Meeting;

  (ii)
  cooperate with each other in the preparation and filing of the Form N-14 and the Information Circular forming part thereof, and provide the other Party and its counsel with a reasonable opportunity to review and comment on drafts of the Form N-14 and other documents related thereto prior to filing the Form N-14 with applicable Governmental Entities and mailing the Information Circular to the Shareholders and the Optionholders and will give reasonable consideration to such comments;

Annex B-20

    (iii)
    in a timely and expeditious manner, furnish the other Party with all such information regarding itself as may reasonably be required to be included in the Form N-14 and the Information Circular forming part thereof pursuant to Applicable Laws and any other documents related thereto. Each Party will provide to the other a certificate signed by a duly authorized executive officer thereof, certifying that the information relating to such Party contained in the Form N-14 does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made.

    (iv)
    as soon as reasonably practicable after the date of this Agreement, and, in any event, not later than twenty (20) Business Days after the date of this Agreement, cause the Form N-14 to be filed with the SEC, and use commercially reasonable efforts to resolve (and will communicate to and cooperate with each other in resolving) all SEC comments with respect to the Form N-14 as promptly as practicable after receipt thereof; no filing of, or amendment or supplement to, the Form N-14 (including the Information Circular forming a portion thereof) will be made by the Parent, without providing the Company and its counsel a reasonable opportunity to review and comment thereon and giving due consideration to such comments.

    (v)
    as soon as reasonably practicable, and in any event, not later than seven (7) Business Days after the Parent's registration statement on Form N-14 is declared effective by the SEC, the Company will apply for, and submit the Form N-14 in connection with, the Interim Order; and

    (vi)
    as soon as reasonably practicable after the issuance of the Interim Order, and, in any event, not later than seven (7) Business Days following such issuance, cause the Information Circular to be sent to the Shareholders and the Optionholders and filed as required by the Interim Order and Applicable Laws.

  (b)
  The Parent shall ensure that the Form N-14 complies in all material respects with Applicable Laws, and, without limiting the generality of the foregoing, that the Form N-14 (including with respect to any information incorporated therein by reference) complies in all material respects with the requirements of all United States Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than in each case with respect to any information furnished by the Company).

  (c)
  The Company, on the one hand, and each of the Parent, USCo, the Purchaser and US New Opco, on the other hand, will each promptly notify the other if at any time before the Effective Date it becomes aware (in the case of the Company, only with respect to the Company and, in the case of each of the Parent, USCo, the Purchaser and US New Opco, with respect to the Parent, USCo, the Purchaser and US New Opco) that the Form N-14 or any other document referred to in Section 2.5(b) contains any material misrepresentation or omission of a material fact or otherwise requires any amendment or supplement. In any such event, the Company and the Parent, USCo, the Purchaser and US New Opco will cooperate with each other in the preparation, filing and dissemination of any required supplement or amendment to the Form N-14 or such other document, as the case may be, and any related press release or other document necessary or desirable in connection therewith.

Annex B-21

2.6  Court Proceedings

        The Company will provide legal counsel to the Parent, USCo, the Purchaser and US New Opco with a reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement prior to the service and filing of such materials and will give reasonable consideration to such comments. The Company will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. Subject to Applicable Law, the Company will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.6 or with the Purchaser's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided, however, that nothing herein shall require the Purchaser to agree or consent to any increase in the consideration payable under the terms of the Plan of Arrangement or any modification or amendment to such filed or served materials that expands or increases the Parent's, USCo's or the Purchaser's obligations set forth in any such filed or served materials or under this Agreement or the Arrangement. In addition, the Company will not object to legal counsel to the Parent, USCo, the Purchaser and US New Opco making such submissions in favor of the consummation of the Arrangement on the hearing of the motion for the Interim Order and the application for the Final Order, consistent with the terms of this Agreement and the Plan of Arrangement, as such counsel considers appropriate, provided that the Company and its legal counsel are advised of the nature of any submissions prior to the hearing. The Company will also provide legal counsel to the Parent, USCo, the Purchaser and US New Opco on a timely basis with copies of any notice of appearance and evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether or not in writing, received by the Company or its legal counsel indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order.

2.7  Dissenting Securityholders

        The Company will give the Purchaser:

  (a)
  prompt notice of any written notice of any dissent or purported exercise by any Shareholder and, if applicable, Optionholder of Dissent Rights, any withdrawal of such a notice, and any other instruments served pursuant to Dissent Rights and received by the Company; and

  (b)
  the opportunity to participate in all negotiations and proceedings with respect to any such dissent, notice or instrument. The Company shall not make any payment or settlement offer, or agree to any such settlement, at any time with respect to any such dissent, notice or instrument unless the Purchaser, acting reasonably, shall have given its written consent to such payment or settlement offer, as applicable.

2.8  Final Order

        Subject to obtaining the approvals as contemplated by the Interim Order and as may be directed by the Court in the Interim Order, the Company shall forthwith take all actions reasonably necessary or desirable to submit the Arrangement to the Court and to apply to the Court for the Final Order (and in any event within ten (10) Business Days after obtaining Shareholder Approval of the Arrangement Resolution) in form and substance satisfactory to the Parent, USCo, the Purchaser and US New Opco, acting reasonably. Upon receipt of the Final Order, the Company shall promptly carry out the terms of the Final Order.

Annex B-22

2.9  Payment of Consideration

        The Purchaser will, and the Parent and USCo shall cause the Purchaser to, at the Effective Time, deposit or cause to be deposited with the Depositary Parent Common Stock in an aggregate amount sufficient to satisfy the payment obligations contemplated by Section 3.1(d) of the Plan. The Purchaser will, and the Parent and USCo shall cause the Purchaser to, at the Effective Time, deposit or cause to be deposited with the Depositary cash in an aggregate amount sufficient to satisfy the payment obligations contemplated by Section 3.1(a).

2.10  Arrangement

        The Arrangement shall be completed on the terms and subject to the conditions contained in this Agreement and in the Plan of Arrangement.

2.11  Closing

        Unless this Agreement is terminated pursuant to the provisions hereof, closing of the Arrangement shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60654, at 11:00 a.m., Chicago time, on the Effective Date (or at such other time and location as the Parties shall agree in writing), and each of them shall deliver to the other Parties hereto:

  (a)
  the documents required or contemplated to be delivered by it hereunder in order to complete, or necessary or reasonably requested to be delivered by it by one of the other Parties hereto in order to effect, the Arrangement and the transactions contemplated herein, provided that each such document required to be dated the Effective Date shall be dated as of, or become effective at the Effective Time and shall be held in escrow to be released upon the Arrangement becoming effective; and

  (b)
  written confirmation as to the satisfaction or waiver of all of the conditions in its favor contained in Article 5.

2.12  Filings

        Subject to the rights of termination contained in Article 7, upon the Shareholders and the Optionholders approving the Arrangement in accordance with the Interim Order, the Company obtaining the Final Order and the other conditions contained in Article 5 being complied with or waived, the Company, in consultation with the Purchaser, shall on the Effective Date file, with the Registrar appointed under the BCBCA, the Arrangement Filings.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Parent, USCo, the Purchaser and US New Opco

        Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement or in corresponding sections of the disclosure schedule delivered by the Parent (the "Buyer Disclosure Schedule") to the Company concurrently with execution and delivery of this Agreement (which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in this Section 3.1, as an exception to one or more representations or warranties contained in this Section 3.1 to the extent such disclosure is set forth in the corresponding section of the Buyer Disclosure Schedule, or in response to one or more of the Parent's, USCo's, the Purchaser's and/or US New Opco's covenants contained in this Agreement; provided, however, that notwithstanding anything to the contrary herein, the mere inclusion of an item in such schedule the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in this Section 3.1 or as an exception to one or more representations

Annex B-23

or warranties contained in this Section 3.1 shall not be deemed an admission that such item represents a material fact, event or circumstance or a material exception or that such item has had or would have a Material Adverse Effect on the Parent, USCo and/or the Purchaser), the Parent, USCo, the Purchaser and US New Opco hereby, jointly and severally, represent and warrant to the Company as follows, and acknowledge that the Company is relying upon such representations and warranties in connection with the Arrangement and the other transactions contemplated herein and in entering into this Agreement, as follows:

  (a)
  Organization and Qualification; Subsidiaries and Portfolio Companies.    The Parent owns, directly or indirectly, all of the shares of stock or limited partnership interests of (i) the Purchaser, (ii) US New Opco and (iii) USCo and, as of September 30, 2013, the Parent owned, directly or indirectly, the securities of the entities identified in Parent's Form 10-Q for the period ending September 30, 2013 in the Consolidated Schedule of Investments as Portfolio Companies and, as of such date, did not own any securities of any other entity. Each of the Parent, USCo, the Purchaser and US New Opco is a corporation or other entity duly organized, validly existing and in good standing (to the extent such concept is legally recognized) under the Applicable Laws of the jurisdiction of its incorporation or organization and has full corporate or other power and authority to own, operate and lease the properties owned or used by it and to carry on its business as and where such is now being conducted. Each of the Parent, USCo, the Purchaser and US New Opco is duly licensed or qualified to do business, and is in good standing (to the extent such concept is legally recognized), in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of its business, makes such licensing or qualification necessary, except where the failure to be so licensed or qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to (i) have a Material Adverse Effect on the Parent, USCo, the Purchaser or US New Opco or (ii) prevent or materially delay or impede the ability of the Parent, USCo, the Purchaser and/or US New Opco to perform their or its obligations under this Agreement or consummate the Arrangement. Each of USCo, the Purchaser and US New Opco has been formed solely for the purpose of engaging in the transactions contemplated hereby and has not owned any assets, engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby. The Parent owns, directly or indirectly, all outstanding voting securities and equity securities (or equivalents) of each of USCo, the Purchaser and US New Opco free and clear of all Encumbrances, and there are no outstanding securities (or equivalents) convertible into or exchangeable for any ownership interest in any voting securities or equity securities (or equivalents) of any such entity, nor any option agreement or other Contract of the Parent providing for or requiring the issuance of any ownership interest (or any securities convertible or exchangeable into any such ownership interest) in any voting securities (or equivalents) of any such entity. Parent has duly authorized, executed and delivered any agreements pursuant to which it made the investments in the Portfolio Companies (each a "Portfolio Company Agreement"). Except as otherwise disclosed in the Parent SEC Documents, each Portfolio Company is current with all its obligations under the applicable Portfolio Company Agreements, no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred under such agreements, except to the extent that any such failure to be current in its obligations and any such default would not reasonably be expected to result in a Material Adverse Change.

  (b)
  Authority.    Each of the Parent, USCo, the Purchaser and US New Opco has all necessary power, authority and capacity to enter into, deliver and perform its obligations under this Agreement and to complete the transactions and fulfill its obligations contemplated hereby. The execution and delivery of this Agreement and the completion by the Parent, USCo, the Purchaser and US New Opco of the transactions contemplated by this Agreement have been

Annex B-24

    duly authorized by all necessary action on the part of the Parent, USCo, the Purchaser and US New Opco, as the case may be, and no other proceedings on the part of the Parent, USCo, the Purchaser or US New Opco or their respective shareholders and/or other security holders, as the case may be, are necessary to authorize the execution and delivery by it of this Agreement or the Arrangement or the completion by the Parent, USCo, the Purchaser and US New Opco of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Parent, USCo, the Purchaser and US New Opco and (assuming the due authorization, execution and delivery by the Company) constitutes a legal, valid and binding obligation of each of the Parent, USCo, the Purchaser and US New Opco enforceable against the Parent, USCo, the Purchaser and US New Opco, as the case may be, in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Applicable Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors' rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunctive relief may be granted only in the discretion of a court of competent jurisdiction.

  (c)
  Capitalization.    The Parent is authorized to issue 500,000,000 shares of Parent Common Stock. As of the close of business on December 11, 2013 (the "Parent Capitalization Date"), 295,294,529 Shares were outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable, and as of September 30, 2013, 70,377,219 shares of Parent Common Stock were reserved for issuance. The Parent Common Stock issuable pursuant to this Agreement, (x) will be validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and (y) will be issued in accordance with the requirements of the Securities Act and the Investment Company Act and all other material Applicable Laws.

  (d)
  Derivative and Other Securities.    As of the date of this Agreement, no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which shareholders of the Parent may vote ("Voting Debt") is issued or outstanding. As of the date of this Agreement, except pursuant to this Agreement and except as disclosed in the Parent SEC Documents, the Parent does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of Parent Common Stock, Parent preferred stock, Voting Debt of the Parent or any other equity securities of the Parent or any securities representing the right to purchase or otherwise receive any shares of Parent Common Stock, Parent preferred stock, Voting Debt of the Parent or other equity securities of the Parent.

  (e)
  SEC Filings; Internal Controls; Sarbanes-Oxley Act Compliance.

  (i)
  The Parent has filed with or furnished to, as applicable, the SEC on a timely basis all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since March 31, 2011 (the "Parent SEC Documents"). As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Parent SEC Documents complied as to form in all material respects with the applicable requirements of the United States Securities Laws. None of the Parent SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order

Annex B-25

      to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Subsidiaries of the Parent is subject to the reporting requirements of Section 13(a) or 15(d) under the Exchange Act.

    (ii)
    The Parent has implemented and maintains a system of "internal control over financial reporting" (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP.

    (iii)
    The Parent has implemented and maintains "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that all material information (both financial and non-financial) required to be disclosed by the Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that information is accumulated and communicated to the Parent's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Parent required under the Exchange Act and the Sarbanes-Oxley Act (as defined below) with respect to such reports. To the knowledge of the Parent, it has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Parent's auditors and the audit committee of the Parent's board of directors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Parent's ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Parent's internal control over financial reporting. For purposes of this Agreement, the terms "significant deficiency" and "material weakness" shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date of this Agreement.

    (iv)
    Each of the principal executive officer and the principal financial officer of the Parent has made all certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended (including the rules and regulations promulgated thereunder, the "Sarbanes-Oxley Act") with respect to the Parent SEC Documents. For purposes of this Agreement, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the Parent nor any of its Subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any "extensions of credit" (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of the Parent or any of its Subsidiaries.

  (f)
  Absence of Certain Changes or Events.    Except as disclosed in the Parent SEC Documents or as set forth in Schedule 3.1(f) to the Buyer Disclosure Schedule, since June 30, 2012:

  (i)
  the Parent has conducted its business in the ordinary course;

  (ii)
  USCo, the Purchaser and US New Opco have not conducted any operations;

  (iii)
  the Parent has not incurred or suffered a Material Adverse Change; and

  (iv)
  there has not been any action taken by the Parent, USCo, the Purchaser or US New Opco that would have required the consent or approval of the Parent under Section 4.4 if such action was taken after the date of this Agreement.

Annex B-26

  (g)
  Financial Statements, Guarantees and Commitments.    The consolidated financial statements of the Parent included in the Parent SEC Documents have been prepared in accordance with US GAAP (except (i) in the case of unaudited quarterly statements, as permitted by Form 10-Q under the Exchange Act and the rules and regulations of the SEC referred to therein and/or (ii) as may be indicated in the notes thereto) and the rules and regulations under United States Securities Laws and fairly present in all material respects the consolidated financial position of the Parent at the respective dates indicated therein and the consolidated results of operations of the Parent for the respective periods set forth therein, subject, in the case of any unaudited interim financial statements, to the absence of notes and normal year-end adjustments that have not been and are not expected to be material in amount. None of the Parent, USCo, the Purchaser or US New Opco has any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material adverse effect on their combined financial condition, other than those which originate from the Investment Advisory Agreement with the Investment Adviser, the Administration Agreement with the Administrator and the Portfolio Companies. Except as disclosed in the Parent SEC Documents and reflected in the Parent's consolidated financial statements filed with the SEC prior to the date of this Agreement, the Parent has no liabilities of any nature (whether accrued, absolute or contingent), other than liabilities incurred in the ordinary course of business consistent with past practice after June 30, 2013, that, individually or in the aggregate, would not or would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in the Parent SEC Documents as a control investment, as of the respective dates thereof the Parent did not control (as such term is defined in Section 2(a)(9) of the Investment Company Act) any of the entities described in the applicable Parent SEC Documents as portfolio companies (each a "Portfolio Company" and collectively, the "Portfolio Companies"). Except as otherwise disclosed in Section 3.1(g) of the Buyer Disclosure Schedule, the Parent is not required, in accordance with Article 6 of Regulation S-X under the Securities Act, to consolidate the financial statements of any corporation, association or other entity with the Parent's financial statements.

  (h)
  No Conflict or Violation.    The execution and delivery of this Agreement by each of the Parent, USCo, the Purchaser and US New Opco, and the performance by each of the Parent, USCo, the Purchaser and US New Opco of its respective obligations hereunder and the completion of the transactions (including the Arrangement) contemplated hereby, do not and will not (nor will they with the giving of notice or the lapse of time or both):

  (i)
  result in a contravention, breach or violation of, default under, or require any consent or approval to be obtained under, any Applicable Laws;

  (ii)
  result in a contravention, conflict, violation or breach of, default under, or required any consent or approval to be obtained under, its articles or certificate of incorporation, bylaws or similar organizational documents; or

  (iii)
  result in a contravention, violation, conflict or breach of, default under or termination of, or acceleration or permit the acceleration of the performance required by, any agreement, contract, covenant, undertaking, commitment, instrument, license, permit or authorization to which it is a party or by which it is bound, except, in the case of each of clauses (i) and (iii) above, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Parent or prevent or materially impede or delay the consummation of the Arrangement.

  (i)
  No Brokers or Finders.    None of the Parent or any of its Subsidiaries, including USCo, the Purchaser and US New Opco, nor any of their respective Representatives, has retained, employed or used any investment banking firm, financial advisor, broker or finder in connection with, or has any liability or obligation to pay any fees or commissions to any investment banking firm, financial advisor, broker or finder with respect to, the transactions contemplated hereby or the negotiation thereof.

Annex B-27

  (j)
  Permits; Compliance with Laws.    Except as disclosed in the Parent SEC Documents or Schedule 3.1(j) to the Buyer Disclosure Schedule, and except as, individually or in the aggregate, would not or would not reasonably be expected to have a Material Adverse Effect, the Parent, USCo, the Purchaser and US New Opco hold all permits, licenses, franchises, variances, exemptions, orders and approvals of all Governmental Entities that are necessary for the operation of their businesses as now being conducted (collectively, the "Parent Permits"), and no suspension or cancellation of any of the Parent Permits is pending or, to the knowledge of the Parent, threatened. The Parent, USCo, the Purchaser and US New Opco are in compliance with the terms of the Parent Permits, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would or would reasonably be expected to have a Material Adverse Effect. The Parent, USCo, the Purchaser and US New Opco are in compliance with all Applicable Laws, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would or would reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3.1(j) to the Buyer Disclosure Schedule, neither the Parent nor USCo, the Purchaser or US New Opco has received any written notice of noncompliance with respect to any Applicable Laws during the five (5) years prior to the date of this Agreement.

  (k)
  Legal Proceedings.    There are no claims, actions, suits, arbitrations, proceedings or investigations commenced against or involving any of the Parent, USCo, the Purchaser or US New Opco (whether in progress or, to the knowledge of any of the Parent, USCo, the Purchaser or US New Opco, threatened) that, if adversely determined, would prevent or materially impede or delay the completion of the Arrangement, and, to the knowledge of the Parent, USCo and/or the Purchaser, no event has occurred which might reasonably be expected to give rise to any such Proceeding. There is no judgment, writ, decree, injunction, rule, award or order of any Governmental Entity outstanding against the Parent, USCo and/or the Purchaser that would reasonably be expected to prevent or materially impede or delay the completion of the Arrangement.

  (l)
  Investment Advisory Agreement; Other Material Agreements.    (i) The terms of the Investment Advisory Agreement with the Investment Adviser, including compensation terms, comply in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisers Act and (ii) the approvals by the Board of Directors and the stockholders of the Parent of the Investment Advisory Agreement have been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be regulated as business development companies under the Investment Company Act. The Parent has filed with the Parent SEC Documents all of the agreements and contracts required to be filed with the SEC under Item 601 of Regulation S-K of the Exchange Act and Form N-2 (each a "Material Parent Contract"), and (A) each Material Parent Contract is valid and binding on the Parent and/or its Subsidiaries, (B) neither the Parent nor any Subsidiary has received notice of claims or default under any Material Parent Contract or any notice of an intention to terminate, not renew or challenge the validity or enforceability of any Material Parent Contract and neither the Parent nor any Subsidiary is in material breach or violation of, or default under, any Material Parent Contract, (C) neither the execution of this Agreement nor the consummation of any transaction contemplated by this Agreement shall, with or without the lapse of time, constitute a default under, give rise to cancellation rights under, or otherwise materially adversely affect any of the material rights of the Parent or any Subsidiary under any Material Parent Contract, and (D) to the Parent's knowledge, each other party to each Material Parent Contract has in all material respects performed the obligations to be performed by it under each Material Parent Contract.

Annex B-28

  (m)
  Employee Benefits.    Neither Parent, USCo, the Purchaser nor US New Opco has a bonus, profit sharing or retirement plan, and directors of such entities do not receive any pension or retirement benefits. Neither Parent, USCo, the Purchaser nor US New Opco pays, nor does it intend to pay, directly any annual cash compensation to its executive officers for their services as executive officers.

  (n)
  Advertisements.    As of the respective times of use, any written or electronic advertising or sales literature or other written or electronic promotional material authorized in writing by or prepared by Parent used in connection with the public offering of the Parent securities since January 1, 2011 (collectively, "Sales Material"), if any, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. Moreover, all Sales Material, if any, complied and will comply in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and interpretations of the Financial Industry Regulatory Authority (FINRA).

  (o)
  The Parent Board Approval.    By resolutions duly adopted at a meeting of the Parent directors duly called and held, the Parent Board has approved the issuance of shares of the Parent Common Stock pursuant to this Agreement. Such resolutions have not subsequent to the date of their adoption been rescinded or modified in any manner. Parent Board approval is not required by Applicable Laws or otherwise to approve and adopt this Agreement or the transactions contemplated herein (other than the issuance of shares of Parent Common Stock), including the Arrangement.

  (p)
  Required Approvals.    No authorization, license, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Entity or any other Person is necessary for the execution and delivery by the Parent, USCo, the Purchaser or US New Opco of this Agreement, the performance by the Parent, USCo, the Purchaser or US New Opco of its obligations hereunder and the completion by the Parent, USCo, the Purchaser and US New Opco of the Arrangement, other than:

  (i)
  the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

  (ii)
  the Final Order, and any filings required in order to obtain or effectuate the Final Order;

  (iii)
  such filings and other actions required under United States Securities Laws as are contemplated by this Agreement;

  (iv)
  such consents, approvals, orders, authorizations, declarations, filings, waivers or other actions required under the HSR Act or any other Regulatory Law;

  (v)
  the application to list additional shares on NASDAQ; and

  (vi)
  any consents, approvals, orders, authorizations, declarations, filings, waivers or other actions, the making or obtaining of which are not material to the operations of the Company, the Parent, USCo, the Purchaser or US New Opco.

  (q)
  Intellectual Property; Software and other Technology.    The Parent, USCo, the Purchaser and US New Opco own, license or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, "Parent Intellectual Property Rights") reasonably necessary to conduct their business as described in the Parent SEC Documents and as contemplated by this Agreement; and the expected expiration of any of such Parent Intellectual Property Rights would not result in a Material Adverse Effect. The Parent has not received any notice of infringement or conflict with asserted Parent Intellectual Property Rights of others, which infringement or

Annex B-29

    conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. To the Parent's knowledge, none of the technology, if any, employed by the Parent has been obtained or is being used by the Parent in violation of any contractual obligation binding on the Parent or any of its officers, directors or employees or otherwise in violation of the rights of any persons.

  (r)
  Interested Persons.    Except as disclosed in the Parent SEC Documents, (i) no person is serving or acting as an officer, director or investment adviser of the Parent, except in accordance with the provisions of the Investment Company Act and the Investment Advisers Act, and (ii) except as disclosed in the Parent SEC Documents, no director of the Parent is an "interested person" (as defined in the Investment Company Act) of the Parent.

  (s)
  Real Property.    Neither the Parent, USCo, the Purchaser or US New Opco own any real estate or other physical properties materially important to their operations.

  (t)
  Insurance.    Schedule 3.1(t) of the Buyer Disclosure Schedule sets forth a correct and complete list of all insurance policies maintained by the Parent as of the date of this Agreement (the "Parent Policies"), together with, in respect of each such Policy, the name of the insurer, the first named insured, the policy number, the type of policy, the period and amount of coverage, and the deductible. A true and complete copy of each Policy currently in effect has been made available to the Company. All such Parent Policies are valid and binding and in full force and effect. Except as indicated on Schedule 3.1(t), none of the Parent Policies will be affected by, or terminate or lapse by reason of, the execution and delivery of this Agreement or consummation of the Arrangement, and Parent is not in material breach or default of any of the Parent Policies. No notice of cancellation or termination has been received by the Parent with respect to any of the Parent Policies.

  (u)
  Affiliate Transactions.    Schedule 3.1(u) to the Buyer Disclosure Schedule sets forth a correct and complete list of all leases, contracts, agreements or other arrangements (whether written or oral) between the Parent, USCo, the Purchaser or US New Opco, on the one hand, and any Affiliate of the Parent, on the other hand, and such lease, contract, agreement or other arrangement (whether written or oral) as of the time it was entered into and as of the time of any amendment or renewal thereof were in compliance with Section 57 of the Investment Company Act and any other applicable provisions of the Investment Company Act.

  (v)
  Information Circular and Form N-14.    The information supplied by the Parent, USCo, the Purchaser and US New Opco for inclusion in the Form N-14 will not, on the date that the Information Circular (or any amendment or supplement thereto) is first mailed to Shareholders of Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and shall not, at the time of Company Shareholders Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Meeting that shall have become false or misleading, except that no representation or warranty is made by the Parent, USCo, the Purchaser or US New Opco with respect to statements made or incorporated by reference therein based on information supplied in writing by the Company or any of its Representatives for inclusion in the Form N-14.

  (w)
  Environmental Matters.    The Parent, the Investment Adviser, the Administrator and, to the knowledge of the Parent, each Portfolio Company (i) are in compliance with any and all Environmental Laws; (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval,

Annex B-30

    except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

  (x)
  Capitalization of USCo, the Purchaser and US New Opco.    All of the issued and outstanding capital stock and other securities of the Purchaser are, and at the Effective Time will be, owned by USCo, and the Purchaser is a direct wholly-owned subsidiary of USCo. All of the issued and outstanding interests of USCo are, and at the Effective Time will be, owned by the Parent and USCo is a direct and indirect, wholly-owned subsidiary of the Parent. All of the issued and outstanding interests of US New Opco are, and at the Effective Time will be, owned by USCo, and US New Opco is a direct wholly-owned subsidiary of USCo. None of USCo, the Purchaser or US New Opco has conducted any business prior to the date of this Agreement, and none of them has nor will either of them have, prior to the Effective Time, any assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated hereby.

  (y)
  BDC Election.    The Parent has elected to be regulated as a business development company under the Investment Company Act and has filed with the SEC, pursuant to Section 54(a) of the Investment Company Act, a duly completed and executed the Notification of Election; the Parent has not filed with the SEC any notice of withdrawal of the Notification of Election pursuant to Section 54(c) of the Investment Company Act; the Notification of Election remains in full force and effect, and, to the Parent's knowledge, no order of suspension or revocation of such election under the Investment Company Act has been issued or proceedings therefore initiated or threatened by the SEC. The operations of the Parent are in compliance in all material respects with the provisions of the Investment Company Act applicable to business development companies and the rules and regulations of the SEC applicable to business development companies. When the Notification of Election was filed with the SEC, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and (B) did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  (z)
  Investment Adviser and Administrator.

  (i)
  The Investment Adviser is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The Administrator is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. True, complete and correct copies of the organizational documents of the Investment Adviser and the Administrator, each as in effect as of the date of this Agreement, have previously been made available to the Company. Each of the Investment Adviser and the Administrator has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on the Parent.

  (ii)
  Since the respective dates as of which information is given in the Parent SEC Documents, except as otherwise stated therein, there has been no material adverse change in the

Annex B-31

      operations, affairs or regulatory status of the Investment Adviser or the Administrator that would reasonably be expected to result in a Material Adverse Effect on the Parent.

    (iii)
    The Investment Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as the investment adviser of the Parent under the Investment Advisory Agreement as contemplated by the Parent SEC Documents. There does not exist any proceeding or, to the Parent's knowledge, any facts or circumstances the existence of which would be reasonably adversely affect the registration of the Investment Adviser with the SEC or the ability of the Investment Adviser to perform its obligations under the Investment Advisory Agreement.

    (iv)
    There is no action, suit or proceeding or, to the knowledge of the Parent, the Investment Adviser or the Administrator, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Parent, the Investment Adviser or the Administrator, threatened, against or affecting either the Investment Adviser or the Administrator, which is required to be disclosed in the Parent SEC Documents or which would reasonably be expected to result in a Material Adverse Effect on the Parent.

    (v)
    The Investment Advisory Agreement has been duly authorized, executed and delivered by the Parent and the Investment Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. The Administration Agreement has been duly authorized, executed and delivered by the Parent and Administrator, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. Each of the Investment Advisory Agreement and the Administration Agreement constitute valid and legally binding agreements of the Investment Adviser and the Administrator, respectively.

    (vi)
    Neither the Investment Adviser nor the Administrator is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Investment Adviser or the Administrator is a party or by which it or any of them may be bound, or to which any of the property or assets of the Investment Adviser or the Administrator is subject, or in violation of any law, statute, rule, regulation, judgment, order or decree, except for such violations or defaults that would not reasonably be expected to result in a Material Adverse Effect on the Parent.

    (vii)
    None of the Parent, the Investment Adviser or the Administrator is aware that (i) any executive, key employee or significant group of employees of the Investment Adviser or the Administrator, as applicable, plans to terminate employment with the Investment Adviser or the Administrator or (ii) any such executive or key employee is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Investment Adviser except where such termination or violation would not reasonably be expected to have a Material Adverse Effect on the Parent.

  (aa)
  Compliance with Money Laundering Laws.    The operations of the Parent are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, "Money

Annex B-32

    Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent with respect to the Money Laundering Laws is pending or, to the knowledge of the Parent, threatened.

  (bb)
  Compliance with OFAC.    None of the Parent, USCo, the Purchaser or US New Opco, nor, to its knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Parent or any of its Subsidiaries identified above is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

  (cc)
  Trading Market.    The Parent's common stock is eligible to trade and be quoted on Nasdaq. The Parent has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of its common stock for quotation on Nasdaq.

  (dd)
  Foreign Corrupt Practices Act.    None of the Parent, USCo, the Purchaser or US New Opco, nor, to the best knowledge of the Parent, any director, officer, agent, employee or other person associated with or acting on behalf of the Parent or any of its Subsidiaries identified above has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

  (ee)
  Ownership of Shares.    None of the Parent, USCo, the Purchaser or US New Opco, or any of their respective Affiliates, owns (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder) any Shares or holds any rights to acquire Shares except pursuant to this Agreement.

  (ff)
  Tax Matters.    The Parent has filed all necessary federal, state and foreign income and franchise Tax Returns and has paid all Taxes required to be paid by it except (i) for any Taxes as may be contested in good faith and by appropriate proceedings or (ii) to the extent any failure to file any such Tax Return or pay any such Taxes would not result in a Material Adverse Effect. The Parent has made adequate charges, accruals and reserves in the applicable financial statements referred to in the Parent SEC Documents in respect of all federal, state and foreign income and franchise Taxes for all periods as to which the Tax liability of the Parent has not been finally determined except to the extent any failure to make such adequate charges, accruals or reserves would not result in a Material Adverse Effect. The Parent is not aware of any Tax deficiency that has been or might be asserted or threatened against the Parent that could result in a Material Adverse Effect. During the past fiscal year, the Parent has been organized and operated, and is currently organized and operates, in compliance in all material respects with the requirements to be taxed as a regulated investment company under Subchapter M of the Tax Code. Immediately prior to the Effective Time, each of USCo and the Purchaser is an entity that, pursuant to Treas. Reg. § 301.7701-2(c)(2), is disregarded for U.S. federal income tax purposes as an entity separate from its owner.

3.2  Representations and Warranties of the Company

        Except as set forth in the Company SEC Documents filed prior to the date of this Agreement or in corresponding sections of the disclosure schedule delivered by the Company (the "Company Disclosure Schedule") to the Parent concurrently with the execution and delivery of this Agreement (which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in this Section 3.2, as an exception to one or more representations or warranties contained in this Section 3.2 to the extent such

Annex B-33

disclosure is set forth in the corresponding section of the Company Disclosure Schedule, or in response to one or more of the Company's covenants contained in this Agreement; provided, however, that notwithstanding anything to the contrary in this Agreement, the mere inclusion of an item in such schedule the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in this Section 3.2, or as an exception to one or more representations or warranties contained in this Section 3.2, shall not be deemed an admission that such item represents a material fact, event or circumstance or a material exception or that such items has had or would have a Material Adverse Effect on Company), the Company hereby represents and warrants to the Parent, USCo, the Purchaser and US New Opco as follows, and acknowledges that the Parent, USCo, the Purchaser and US New Opco are relying upon such representations and warrants in connection with the Arrangement and the other transactions contemplated herein and in entering into this Agreement:

  (a)
  Organization and Qualification; Ownership of Company Subsidiaries.    Each of the Company and the Company Subsidiaries is a corporation duly organized, validly existing and in good standing or of active status (to the extent either of such concepts is legally recognized) under the Applicable Laws of the jurisdiction of its incorporation or organization and has full corporate or other power and authority to own, operate and lease the properties owned or used by it and to carry on its business as and where such is now being conducted. Each of the Company and the Company Subsidiaries is duly licensed or qualified to do business as a foreign corporation, and is in good standing or of active status (to the extent either of such concepts is legally recognized), in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of its business, makes such licensing or qualification necessary, except where the failure to be so licensed or qualified or in good standing (or of active status), individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on Company and the Company Subsidiaries, taken as a whole. The copies of the Articles, Articles of Incorporation, Bylaws or similar organizational documents of the Company and its Subsidiaries, including any amendments thereto or restatements thereof, made available by the Company to the Parent, USCo, the Purchaser and US New Opco, are correct and complete copies of such instruments as presently in effect. The Company owns, directly or indirectly, all outstanding voting securities and equity securities of each Company Subsidiary free and clear of all Encumbrances, and there are no outstanding securities convertible into or exchangeable for any ownership interest in any voting securities or equity securities of any such Company Subsidiary, nor any option agreement or other Company Contract providing for or requiring the issuance of any ownership interest (or any securities convertible or exchangeable into any such ownership interest) in any voting securities of any such Company Subsidiary.

  (b)
  Authority.    The Company has all necessary corporate power, authority and capacity to enter into, deliver and perform its obligations under this Agreement and to complete the transactions and fulfill its obligations contemplated hereby, subject to the Shareholder Approval. The execution and delivery of this Agreement by the Company and the completion by the Company of the transactions contemplated by this Agreement have been duly authorized by the Company Board and, other than the Shareholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by it of this Agreement or the Arrangement or the completion by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Parent, USCo, the Purchaser and US New Opco) constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Applicable Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors' rights generally, and general principles of equity and public policy and to the

Annex B-34

    qualification that equitable remedies such as specific performance and injunctive relief may be granted only in the discretion of a court of competent jurisdiction.

  (c)
  Capitalization.    The Company is authorized to issue 50,000,000 Shares and 5,000,000 Preference Shares, without par value. As of the close of business on December 11, 2013 (the "Capitalization Date"), (i) 12,208,279 Shares were outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable, and (ii) no Preference Shares were issued or outstanding. No Company Subsidiary owns any Shares.

  (d)
  Derivative and Other Securities.    As of the Capitalization Date, there were no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating the Company to issue or sell any Shares or other securities of the Company, or any securities or obligations of any kind convertible into or exchangeable or exercisable for any Shares or other securities of the Company, other than Options to purchase up to an aggregate of 389,476 Shares granted pursuant to the Company Stock Option Plans. As of the date of this Agreement, there are (i) no outstanding bonds, debentures or other evidences of indebtedness of the Company having the right to vote with the Shareholders on any matter, and (ii) except as may be contemplated hereunder, no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any outstanding Shares or with respect to the voting or disposition of any outstanding Shares. Schedule 3.2(d) of the Company Disclosure Schedule sets forth, as of the Capitalization Date, a list of each outstanding Option granted under each Company Stock Option Plan and (A) the name of the holder of such Option, (B) the number of Shares subject to such Option, (C) the exercise price of such Option, (D) the date on which such Option was granted, (E) the applicable vesting schedule, and the extent to which such Option is vested and exercisable as of the date of this Agreement, (F) the extent to which such Option may be exercised on a cashless basis and (G) the date on which such Option expires. All Shares issuable under the Company Stock Option Plans will be, upon issuance in accordance with the terms and conditions specified in the instruments to which they are issuable, duly authorized, validly issued, fully paid and nonassessable. Except for the Shareholder Lock-Up Agreements, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of the Company Subsidiaries are a party or by which they are bound relating to the voting of any equity securities of the Company or any of the Company Subsidiaries.

  (e)
  SEC Filings; Internal Controls; Sarbanes-Oxley Act Compliance.

  (i)
  The Company has filed with or furnished to, as applicable, the SEC on a timely basis all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since March 31, 2011 (the "Company SEC Documents"). As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the United States Securities Laws. None of the Company SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company Subsidiaries is subject to the reporting requirements of Section 13(a) or 15(d) under the Exchange Act.

Annex B-35

    (ii)
    The Company and the Company Subsidiaries have implemented and maintain a system of "internal control over financial reporting" (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP.

    (iii)
    The Company and the Company Subsidiaries have implemented and maintain "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act and the Sarbanes-Oxley Act (as defined below) with respect to such reports. To the knowledge of the Company, it has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Company's auditors and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. For purposes of this Agreement, the terms "significant deficiency" and "material weakness" shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date of this Agreement.

    (iv)
    Each of the principal executive officer and the principal financial officer of the Company has made all certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company SEC Documents. For purposes of this Agreement, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the Company nor any of the Company Subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any "extensions of credit" (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of the Company Subsidiaries.

  (f)
  Absence of Certain Changes or Events.    Except as disclosed in the Company SEC Documents or as set forth in Schedule 3.2(f) to the Company Disclosure Schedule, since March 31, 2013:

  (i)
  the Company and each Company Subsidiary has conducted its business in the ordinary course;

  (ii)
  the Company has not incurred or suffered a Material Adverse Change;

  (iii)
  there has not been any action taken by the Company or any Company Subsidiary that would have required the consent or approval of the Parent under Section 4.1 if such action was taken after the date of this Agreement; and

  (iv)
  other than in the ordinary course of business consistent with past practice or to the extent required under the terms of any agreements, trusts, plans or other arrangements disclosed in the Company SEC Documents filed prior to the date of this Agreement, there has not been any material increase in or modification of the compensation payable to or to

Annex B-36

      become payable by the Company or any Company Subsidiary to any of its directors, officers, employees or consultants or any grant to any such director, officer, employee or consultant of any increase in severance or termination pay or any increase or modification of any bonus, pension, insurance or benefit arrangement (including, without limitation, the granting of Options pursuant to the Company Stock Option Plans) to, for or with any of such directors, officers, employees or consultants.

  (g)
  Financial Statements, Guarantees and Commitments.    The consolidated financial statements of the Company included in the Company SEC Documents have been prepared in accordance with US GAAP (except (i) in the case of unaudited quarterly statements, as permitted by Form 10-Q under the Exchange Act and the rules and regulations of the SEC referred to therein and/or (ii) as may be indicated in the notes thereto) and the rules and regulations under United States Securities Laws and fairly present in all material respects the consolidated financial position of the Company at the respective dates indicated therein and the consolidated results of operations of the Company for the respective periods set forth therein, subject, in the case of any unaudited interim financial statements, to the absence of notes and normal year-end adjustments that have not been and are not expected to be material in amount. Neither the Company nor any of the Company Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Company Contract (including any Company Contract or arrangement relating to any transaction or relationship between or among the Company and any of the Company Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Company Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of the Company Subsidiaries in the Company's or Company Subsidiary's published financial statements or other Company SEC Documents. Except as disclosed in the Company SEC Documents and reflected in the Company's consolidated financial statements filed with the SEC prior to the date of this Agreement, the Company has no liabilities of any nature (whether accrued, absolute or contingent), other than liabilities incurred in the ordinary course of business consistent with past practice after March 31, 2013, that, individually or in the aggregate, would not or would not reasonably be expected to have a Material Adverse Effect.

  (h)
  No Conflict or Violation.    Subject to obtaining or making the consents, approvals, orders, rulings, decrees, authorizations, registrations, declarations and filings referred to herein or disclosed in Schedule 3.2(h) to the Company Disclosure Schedule or the Company SEC Documents, the execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations hereunder and the completion of the transactions (including the Arrangement) contemplated hereby, do not and will not (nor will they with the giving of notice or the lapse of time or both):

  (i)
  result in a violation, contravention or breach of, require any consent or approval to be obtained under or give rise to any termination rights under any provision of (except for any such violation, contravention or breach, in the case of clauses (B) and (C), as (1) individually or in the aggregate, would not or would not reasonably be expected to have a Material Adverse Effect or (2) would not prevent or materially impede or delay the consummation of the Arrangement and the transactions contemplated herein):

  (A)
  the articles, articles of incorporation, bylaws or similar organizational documents of the Company or any Company Subsidiary;

  (B)
  any Applicable Law; or

  (C)
  any Company Contract;

Annex B-37

    (ii)
    give rise to any right of termination or acceleration of indebtedness, or cause any indebtedness owing by the Company or any Company Subsidiary to come due before its stated maturity or cause any available material credit to cease to be available;

    (iii)
    result in the imposition of any Encumbrance upon any property or assets of the Company or any Company Subsidiary or restrict, impair or limit the ability of the Company or any Company Subsidiary to conduct business as and where it is now being conducted (except for any such imposition, restriction, impairment or limitation as (1) individually or in the aggregate, would not or would not reasonably be expected to have a Material Adverse Effect or (2) would not prevent or materially impede or delay the consummation of the Arrangement and the transactions contemplated herein); or

    (iv)
    result in any payment (including severance, unemployment compensation, "golden parachute", bonus or otherwise) becoming due to any director, officer or employee of the Company or any Company Subsidiary or increase any benefits otherwise payable under any pension or benefits plan of the Company or any Company Subsidiary or result in the acceleration of the time of payment or vesting of any such benefits.

  (i)
  Financial Advisors.    With the exception of the engagement of the Financial Advisor by the Company, none of the Company and the Company Subsidiaries has any liability or obligation to pay any fees or commissions to any investment banking firm, financial advisor, broker or finder with respect to the transactions contemplated hereby or the negotiation thereof. The Company has provided the Parent with correct and complete copies of any engagement letters or other contracts (the "Financial Advisor Agreements") between the Company and the Financial Advisor relating to the Arrangement and the other transactions contemplated hereby.

  (j)
  Permits; Compliance with Laws.    Except as disclosed in the Company SEC Documents or Schedule 3.2(j) to the Company Disclosure Schedule, and except as, individually or in the aggregate, would not or would not reasonably be expected to have a Material Adverse Effect, the Company and the Company Subsidiaries hold all permits, licenses, franchises, variances, exemptions, orders and approvals of all Governmental Entities that are necessary for the operation of their respective businesses as now being conducted (collectively, the "Company Permits"), and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened. The Company and the Company Subsidiaries are in compliance with the terms of the Company Permits, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would or would reasonably be expected to have a Material Adverse Effect. The Company and the Company Subsidiaries are in compliance with all Applicable Laws, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, would or would reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3.2(j) to the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has received any written notice of noncompliance with respect to any Applicable Laws during the five (5) years prior to the date of this Agreement. Without limitation, during the five (5) years prior to the date of this Agreement, none of the Company, any of the Company Subsidiaries or any director, officer, employee or agent acting on behalf of the Company or any of the Company Subsidiaries has, directly or indirectly: (a) used any funds of the Company or any of the Company Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity; (b) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of the Company or any of the Company Subsidiaries; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any similar Applicable Laws;

Annex B-38

    (d) established or maintained any unlawful fund of monies or other assets of the Company or any of the Company Subsidiaries; (e) made any fraudulent entry on the books or records of the Company or any of the Company Subsidiaries; or (f) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any Person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business, to obtain special concessions for the Company or any of the Company Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for the Company or any of the Company Subsidiaries.

  (k)
  Legal Proceedings.    Except as set forth in Schedule 3.2(k), there are no claims, audits, reviews, hearings, actions, suits, arbitrations, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary or any of their respective officers or directors (in such capacity) or any of their respective properties or assets, at law or in equity, before or by any Governmental Entity or arbitrator which, individually or in the aggregate, would or would reasonably be expected to result in losses, damages, penalties, costs or expenses to the Company in excess of US $500,000.

  (l)
  Material Company Contracts.

  (i)
  Schedule 3.2(l) lists all Company Contracts (other than any Company Contracts heretofore filed (or incorporated by reference) as exhibits to any Company SEC Documents or Real Property Leases) to which the Company or any Company Subsidiary is a party and which fall within any of the following categories (each a "Material Company Contract"): (A) involves or would reasonably be expected to involve aggregate future payments by Company and/or its Subsidiaries in excess of US $250,000 or its foreign currency equivalent as of the date of this Agreement or aggregate future payments to Company and/or its Subsidiaries in excess of US $250,000 or its foreign currency equivalent as of the date of this Agreement, (B) would be required to be filed with the SEC under Item 601 of Regulation S-K of the Exchange Act, if Company was subject thereto, (C) provides for or otherwise relates to joint venture, partnership, strategic alliance or similar arrangements, (D) contains any non-competition, exclusivity, confidentiality or other obligation that purports to limit in any material respect the manner in which, or the geographic areas in which, the business of Company or any of its Subsidiaries may be conducted or, after the Effective Time, would have the effect of limiting in any material respect the manner in which, or the geographic areas in which, the business of the Parent or any of its Subsidiaries may be conducted, (E) constitutes or provides for indentures, mortgages, promissory notes, loan agreements, guarantees, letter of credit or other agreements or instruments of Company or any of its Subsidiaries or commitments for the borrowing or the lending by Company or any of its Subsidiaries of amounts in excess of US $250,000, (F) is a license of Intellectual Property Rights to or from Company or any of its Subsidiaries that is material to the business of Company or any of its Subsidiaries, (G) with any labor union, labor organization or works council, (H) contains any type of provision that becomes applicable due to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, but, in the case of this subclause (H), excluding those Contracts that contain provisions that relate solely to the payment of a monetary amount of less than US $250,000, (I) Company Contracts with any Affiliate of the Company, any Company Subsidiary or (other than employment-related arrangements) any officer, director or employee of the Company or any Company Subsidiary, (J) written Company Contracts providing for employment or the provision of consultation services for a specified or unspecified term or otherwise relating to employment or the termination of employment (including

Annex B-39

      individual change of control, severance or similar agreements), (K) Company Contracts relating to (a) any disposition or acquisition of any assets and properties of the Company or any Company Subsidiary within the five (5) year period preceding the date hereof, other than dispositions or acquisitions in the ordinary course of business, and (b) any future disposition or acquisition of any assets and properties of the Company or any Company Subsidiary, other than dispositions or acquisitions in the ordinary course of business, or (L) is material to Company and its Subsidiaries taken as a whole, irrespective of amount or duration.

    (ii)
    (A) each Material Company Contract is valid and binding on the Company and/or the Company Subsidiaries, (B) neither the Company nor any Company Subsidiary has received notice of claims or default under any Material Company Contract or any notice of an intention to terminate, not renew or challenge the validity or enforceability of any Material Company Contract and neither the Company nor any Company Subsidiary is in material breach or violation of, or default under, any Material Company Contract, (C) neither the execution of this Agreement nor the consummation of any transaction contemplated by this Agreement shall, with or without the lapse of time, constitute a default under, give rise to cancellation rights under, or otherwise materially adversely affect any of the material rights of Company or any Company Subsidiary under any Material Company Contract, and (D) to the Company's knowledge, each other party to each Material Company Contract has in all material respects performed the obligations to be performed by it under each Material Company Contract; provided, however, that no representation or warranty is made pursuant to this clause (ii) with respect to the performance by the Parent, USCo, the Purchaser or US New Opco of its obligations under any Material Company Contract to which it is a party.

  (m)
  Tax Matters.

  (i)
  Each of the Company and the Company Subsidiaries has filed or caused to be filed in a timely manner all income Tax Returns and all other material Tax Returns required to be filed by it (all of which Tax Returns were true, correct and complete in all material respects) and has timely paid, collected, withheld or remitted, or caused to be paid, collected, withheld or remitted, all Taxes that are due and payable, collectible or remittable. No extension of time in which to file any Tax Returns is in effect. The audited consolidated balance sheet of the Company for the fiscal year ended March 31, 2013, included in the Company SEC Documents (the "Recent Balance Sheet") reflects adequate reserves or accruals for Taxes not yet due and owing. Since the date of the Recent Balance Sheet, no material liability for Taxes not reflected in the Recent Balance Sheet has been incurred or accrued by the Company or any Company Subsidiary other than in the ordinary course of business. Each of the Company and the Company Subsidiaries has timely withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, shareholder, independent contractor or other third party.

  (ii)
  Schedule 3.2(m) to the Company Disclosure Schedule lists all Canadian and U.S. federal, provincial state, local and other income Tax Returns filed by the Company and the Company Subsidiaries for taxable periods ended on or after March 31, 2010, and indicates those Tax Returns that have been or are under audit and the status of the audit. The Company has delivered or made available to the Parent correct and complete copies of all such Tax Returns, and all examination reports and notices of deficiencies or proposed adjustments received since March 31, 2010.

Annex B-40

    (iii)
    No claim has been made in writing (or, to the Company's knowledge, orally) by any taxing authority in a jurisdiction where the Company or any of the Company Subsidiaries does not file Tax Returns that the Company or the Company Subsidiary (as the case may be) is or may be subject to Tax or required to file a Tax Return in such jurisdiction. Other than as noted in Schedule 3.2(m) to the Company Disclosure Schedule, none of the Company and the Company Subsidiaries is the subject of or involved in any audit, examination, request for information, or administrative or judicial proceeding relating to Taxes, or has received any written (or to the Company's knowledge, oral) notice from any Governmental Entity of any plan or intention to open an audit, investigation or examination, or has received any notice of deficiency, assessment, or proposed assessment or adjustment of Taxes that has not been paid. There are no outstanding waivers, documents or other agreements or consents that have been given by the Company or any of the Company Subsidiaries regarding the application of the statute of limitations, period of assessment or collection with respect to any Taxes or Tax Returns that has not expired. Neither the Company nor any of the Company Subsidiaries, nor any of their respective assets, is subject to any liens for Taxes (other than for current Taxes not yet due and payable).

    (iv)
    Neither the Company nor any of the Company Subsidiaries has requested or received a Tax ruling, private letter ruling, technical advice memorandum, competent authority relief or similar agreement or entered into a closing agreement or contract with any taxing authority that, in each case, remains outstanding or effective. Neither the Company nor any of the Company Subsidiaries is subject to a merger, acquisition, Tax sharing, allocation, indemnification or similar agreement (except such agreements as are solely between the Company Subsidiaries) pursuant to which it could have an obligation to make a payment to any Person in respect of Taxes. None of the Company and the Company Subsidiaries has any liability for the Taxes of any Person (other than the Company and the Company Subsidiaries) under Treasury Reg. §1.1502-6 or similar provisions of state, local or non-U.S. Tax Laws, or as a transferee or successor. None of the Company and the Company Subsidiaries have granted any power of attorney that is currently in force with respect to any Tax matter. None of the Company and the Company Subsidiaries has received or applied for a Tax ruling or entered into a closing agreement pursuant to Section 7121 of the Tax Code (or any predecessor provision or any comparable provision of Applicable Law).

    (v)
    The Company has never been a member of a consolidated, combined, affiliated, unitary, or other similar group for Tax purposes. None of the Company Subsidiaries has ever been a member of a consolidated, combined, affiliated, unitary, or other similar group for Tax purposes except for groups of which Nicholas Data Services, Inc., a Company Subsidiary, was the parent corporation. No consolidated, combined, affiliated, unitary, or other similar group for Tax purposes of which any Company Subsidiary has been a member has discontinued filing consolidated returns during the past five (5) years.

    (vi)
    Neither the Company nor any of the Company Subsidiaries is participating or has participated in, or taken a Tax Return position relating to, any reportable transaction or listed transaction within the meaning of Treas. Reg. §1.6011-4. Except as set forth on Schedule 3.2(m) to the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has received a Tax opinion with respect to any transaction relating to the Company or any of the Company Subsidiaries other than a transaction in the ordinary course of business. Neither the Company nor any of the Company Subsidiaries is the direct or indirect beneficiary of a guarantee of Tax benefits or any other arrangement that has the same economic effects with respect to any transaction or

Annex B-41

      Tax opinion relating to the Company or any of the Company Subsidiaries. Neither the Company nor any of the Company Subsidiaries is a party to a lease arrangement involving a defeasance of rent, interest or principal.

    (vii)
    Neither the Company nor any of the Company Subsidiaries has ever been the "distributing corporation" or a "controlled corporation" (within the meaning of Section 355 of the Tax Code) in a transaction described in Section 355 of the Tax Code.

    (viii)
    None of the Company Subsidiaries has been a United States real property holding corporation (as defined in Section 897(c)(2) of the Tax Code) at any time during the past five (5) years.

    (ix)
    Neither the Company nor any Company Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Date as a result of any (A) change in method of accounting for a taxable period ending on or prior to the Effective Date under Section 481 of the Tax Code (or any corresponding provision of Applicable Law), (B) installment sale or open transaction disposition made on or prior to the Effective Date, (C) prepaid amount received on or prior to the Effective Date or (D) any election pursuant to Section 108(i) of the Tax Code (or any similar provision of state, local or foreign law) made on or prior to the Effective Date.

    (x)
    A list of (A) all of the states, territories and jurisdictions in which material Tax Returns with respect to the Company or any of its Subsidiaries were filed for the past three (3) years and (B) all elections made under Treas. Reg. § 301.7701-3 for the Company or any of its Subsidiaries are set forth on Section 3.12 of the Company Disclosure Letter. True, complete and correct copies of all such Tax Returns have been made available to the Parent. No other material elections for Tax purposes (including entity classification elections) have been made with respect to the Company or any of its Subsidiaries that are in force or by which the Company or any of its Subsidiaries is bound.

    (xi)
    Neither the Company nor any Company Subsidiary has outstanding any material deferred intercompany gain or loss under the Tax Code or under any comparable provision of Applicable Law.

    (xii)
    The Company has no current or accumulated earnings and profits for United States federal income tax purposes.

    (xiii)
    Neither the Company nor any Company Subsidiary is a "surrogate foreign corporation" within the meaning of Section 7874(a)(2)(B) of the Tax Code. The Company is not) treated as a U.S. corporation under Section 7874(b) or any other provision of the Tax Code.

    (xiv)
    Neither the Company nor any of the Company Subsidiaries has made any election, or is otherwise required, to mark-to-market any of their assets for U.S. federal income tax purposes.

    (xv)
    The Company is not a member of a partnership or joint venture for purposes of the Tax Act.

    (xvi)
    The Company has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Tax Act in respect of all transactions between the Company, on the one hand, and any non-resident with whom it was not then dealing at arm's length for purposes of the Tax Act, on the other hand.

    (xvii)
    The Company has not claimed a reserve in circumstances where all or any portion of such reserve could be included in income for a period of the Company beginning after

Annex B-42

      the Effective Date. There are no circumstances existing which have resulted or which could result in the application to the Company of any of sections 78, 80, 80.01, 80.02, 80.03 or 80.04 of the Tax Act.

  (n)
  Employee Benefits.

  (i)
  Section 3.2(n) to the Company Disclosure Schedule sets forth a correct and complete list of all "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to ERISA, and all other incentive compensation, employment, change in control, retention, bonus, defined benefit or defined contribution, pension, profit sharing, deferred compensation, stock ownership, stock purchase, stock option, stock appreciation, restricted stock, restricted stock unit, phantom stock or other equity-based management, retirement, vacation, severance, termination, disability, death benefit, hospitalization, medical, dental, fringe or other benefit plan, program, scheme, agreement, policy, commitment or arrangement that are maintained by the Company, any of the Company Subsidiaries or any entity within the same "controlled group" as the Company or any of the Company Subsidiaries within the meaning of Section 4001(a)(14) of ERISA (each, an "ERISA Affiliate") or to which the Company, any of the Company Subsidiaries or any ERISA Affiliate contributes or is obligated to contribute, for current or former employees or directors (or dependents or beneficiaries thereof) of the Company, any of the Company Subsidiaries or any ERISA Affiliate (collectively, the "Employee Benefit Plans"), or under which the Company or any ERISA Affiliate has or may have any liability or funding obligation. Neither the Company nor any of the Company Subsidiaries or ERISA Affiliates has any current or contingent obligation to contribute to, or current or contingent liability under, any employee benefit plan, program or arrangement (A) sponsored by any other Person, (B) that is a "multiemployer plan" (as that term is defined in Section 4001(a)(3) of ERISA or any other plan subject to Title IV of ERISA, (C) that is subject to the funding requirements of Section 412 of the Tax Code or Section 302 of ERISA, or (D) that is a multiple employer plan (as that term is defined in Section 413(c) of the Tax Code) or a multiple employer welfare arrangement (as that term is defined in Section 3(40) of ERISA). The Company has made available to the Parent complete and correct copies of (1) each Employee Benefit Plan, (2) the most recent annual report required to be filed, or such similar reports, statements, information returns, or material correspondence required to be filed with the United States Internal Revenue Service (the "IRS"), United States Department of Labor, or other Governmental Entity, if any, with respect to each Employee Benefit Plan (including reports filed on Form 5500 with all accompanying schedules), (3) the most recent summary plan description, if any, and all summary of material modifications, prepared for each Employee Benefit Plan, (4) each trust agreement, annuity contract, insurance contract or other agreements or documents relating to the funding of, or payment of benefits under, each Employee Benefit Plan, (5) the most recent determination, notification or opinion letter or similar document issued by the IRS or other Government Entity for each Employee Benefit Plan intended to meet the requirements of Section 401(a) of the Tax Code and any pending application for such a letter, (6) copies of all contracts or other agreements with third party service providers to any Employee Benefit Plan, and (7) the most recent actuarial valuation, if any, for each Employee Benefit Plan.

  (ii)
  All participant and other data necessary to administer each Employee Benefit Plan is in the possession of the Company and is in a form that is sufficient for the proper administration of such Employee Benefit Plan in accordance with its terms and

Annex B-43

      Applicable Law, and such data is complete and accurate in all material respects. All material reports, returns, and similar documents with respect to all Employee Benefit Plans required to be filed with any Governmental Entity or distributed to participants have been duly and timely filed or distributed.

    (iii)
    The IRS has issued a currently effective favorable determination, notification or opinion letter with respect to the form of each Employee Benefit Plan that is intended to be a "qualified plan" within the meaning of Section 401 of the Tax Code, and each trust maintained pursuant thereto has been determined to be exempt from federal income taxation under Section 501 of the Code by the IRS. Each such Employee Benefit Plan has been timely amended since the date of the latest favorable determination, notification or opinion letter to reflect changes required by changes in (or the remedial amendment period under Section 401(b) of the Tax Code has not yet expired with respect to such changes in) Applicable Laws. Nothing has occurred with respect to the operation of any such Employee Benefit Plan that will cause the loss of such qualification or exemption or the imposition of any liability (other than liabilities for benefit claims), penalty or excise tax under ERISA or the Tax Code or the assertion of claims by "participants" (as that term is defined in Section 3(7) of ERISA) other than routine benefit claims.

    (iv)
    None of the Company, the Company Subsidiaries, the ERISA Affiliates, the officers, directors or employees of the Company or any of the Company Subsidiaries or the ERISA Affiliates or the Employee Benefits Plans that are subject to ERISA, any trusts created thereunder or, to the knowledge of the Company, any third-party trustee or administrator thereof has engaged in a non-exempt "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Tax Code) or any other breach of fiduciary responsibility that could subject the Company, any of the Company Subsidiaries or ERISA Affiliates or any officer or director of the Company or any of the Company Subsidiaries or the ERISA Affiliates to any tax or penalty on prohibited transactions imposed by such Section 4975 or to any liability under Sections 409 or 502 of ERISA.

    (v)
    There are no claims (except claims for benefits payable in the ordinary course of business), disputes, arbitrations, grievances, suits or proceedings pending or, to the knowledge of the Company, threatened against or involving any Employee Benefit Plan, asserting any rights or claims to benefits under any Employee Benefit Plan or asserting any claims against any administrator, fiduciary or sponsor thereof. There are no pending or, to the knowledge of the Company, threatened investigations by any Governmental Entity involving any Employee Benefit Plans. There are no "leased employees" (as such term is defined in Section 414(n) of the Tax Code) of the Company or any of the Company Subsidiaries or ERISA Affiliates. No Employee Benefit Plan is subject to Title IV of ERISA, neither the Company nor any Company Subsidiary or ERISA Affiliate has incurred any liability under Title IV of ERISA and, to the knowledge of the Company, there are no facts or circumstances that could reasonably be expected to give rise to such liability. Neither the Company nor any Company Subsidiary or their ERISA Affiliates has at any time during the six-year period preceding the date hereof maintained, contributed to or incurred any liability under any "multiemployer plan" (as defined in Section 3(37) of ERISA).

    (vi)
    All Employee Benefit Plans have been established, maintained and administered materially in accordance with their terms and with all provisions of Applicable Laws, including ERISA and the Tax Code.

Annex B-44

    (vii)
    Each Employee Benefit Plan that is a "non-qualified deferred compensation plan" (within the meaning of Section 409A(d)(1) of the Tax Code) that is subject to Section 409A of the Tax Code ("409A Plan") has been operated in compliance with Section 409A of the Tax Code since January 1, 2005, based on a good faith, reasonable interpretation of (A) Section 409A of the Tax Code, (B) the proposed and final regulations issued thereunder, or (C) IRS Notice 2005-1, as modified. Each 409A Plan has been amended to fully comply with the requirements of the final regulations promulgated under Section 409A of the Tax Code. No Employee Benefit Plan that would be a 409A Plan but for the effective date provisions applicable to Section 409A of the Tax Code as set forth in Section 885(d) of the American Jobs Creation Act of 2004, as amended ("AJCA") has been "materially modified" within the meaning of Section 885(d)(2)(B) of the AJCA after October 3, 2004 or has been operated in violation of Section 409A.

    (viii)
    None of the Employee Benefit Plans promises or provides retiree medical or other retiree welfare benefits to any Person, except as required by Sections 601-609 of ERISA, and neither the Company nor any of the Company Subsidiaries or ERISA Affiliates has represented, promised, or contracted to provide such retiree benefits to any employee, former employee, director, consultant or other Person, except as required by Sections 601-609 of ERISA.

    (ix)
    Except as otherwise contemplated by this Agreement or disclosed on Schedule 3.2(n) to the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the Arrangement or the other transactions contemplated hereby (either alone or in conjunction with any other event) will: (A) increase any benefits otherwise payable under any Employee Benefit Plan; (B) result in any acceleration of the time of payment or vesting of any such benefits; (C) further limit or further prohibit the ability to amend or terminate any Employee Benefit Plan; (D) require the funding of any trust or other funding vehicle; or (E) renew or extend the term of any agreement in respect of compensation for any employee of the Company or any of the Company Subsidiaries that would create any liability to the Company, any of the Company Subsidiaries, the Parent or USCo after consummation of the Arrangement.

    (x)
    Neither the Company nor any of the Company Subsidiaries has made any payment in the fiscal year in which the Arrangement will occur, or have a current obligation to make or will incur an obligation as a result of the transactions contemplated by this Agreement to make any payments that will not be deductible because of Section 162(m) or Section 280G of the Tax Code. No employee of the Company or any of the Company Subsidiaries or ERISA Affiliates is entitled to any gross-up, make-whole, or other additional payment from the Company with respect to taxes, interests or penalties imposed under Section 409A of the Tax Code.

    (xi)
    None of the Company, any of the Company Subsidiaries or any ERISA Affiliate has communicated to any current or former employee or director any intention or commitment to establish or implement any additional Employee Benefit Plan or to amend or modify, in any material respect, any existing Employee Benefit Plan.

    (xii)
    With respect to each Employee Benefit Plan established or maintained outside of the United States of America primarily for benefit of employees of the Company or any Company Subsidiary or any ERISA Affiliate residing outside the United States of America (a "Foreign Benefit Plan"): (i) all employer and employee contributions to each Foreign Benefit Plan required by law or by the terms of such Foreign Benefit Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Benefit Plan, the liability

Annex B-45

      of each insurer for any Foreign Benefit Plan funded through insurance or the book reserve established for any Foreign Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Benefit Plan and no transaction contemplated by this Agreement shall cause such assets or insurance obligations to be less than such benefit obligations; and (iii) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

  (o)
  The Company Board Approval.    By resolutions duly adopted at a meeting of all Company directors duly called and held, the Company Board, with the independent directors of the Company Board voting separately:

  (i)
  has approved the Arrangement and the transactions contemplated herein and authorized the entering into of this Agreement, the execution thereof and the performance of its provisions by the Company;

  (ii)
  has determined that the Arrangement is fair to the Shareholders and the Optionholders and that the Arrangement is in the best interests of the Company; and

  (iii)
  has determined that it will, except as otherwise permitted by this Agreement, make the Company Board Recommendation at the Company Meeting, in the Information Circular forming part of the Form N-14, and in any other solicitation relating to the Arrangement Resolution.

    Such resolutions have not subsequent to the date of their adoption been rescinded or modified in any manner.

  (p)
  Required Approvals.    Except as set forth in Schedule 3.2(p), no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by the Company or any Company Subsidiary in connection with the execution and delivery of this Agreement, the Arrangement or the transactions contemplated herein other than:

  (i)
  any approvals required by the Interim Order;

  (ii)
  any approvals required by the Final Order;

  (iii)
  any consents, approvals, orders, authorizations, declarations, filings, waivers or other actions required under the rules and policies of Nasdaq, the BCBCA or United States Securities Laws;

  (iv)
  any consents, approvals, orders, authorizations, declarations, filings, waivers or other actions required under the HSR Act or any other Regulatory Law;

  (v)
  consent of the lenders in the Existing Debt Facility under the terms of the Existing Debt Facility to the consummation of the Arrangement (the "Existing Debt Consent"); and

  (vi)
  any other consents, approvals, orders, authorizations, declarations, filings, waivers or other actions the failure of which to obtain or make would not and would not reasonably be expected to prevent or materially impede or delay the consummation of the Arrangement.

    Consents, approvals, orders, authorizations, registrations, declarations, filings, waivers and other actions required under or in relation to clauses (i) through (v) above are referred to herein as the "Necessary Consents." No "fair price", "moratorium", "control share acquisition", "business combination" or similar anti-takeover statute or regulation enacted under any Applicable Laws is applicable to this Agreement, the Arrangement, or any of the other transactions contemplated hereby.

Annex B-46

  (q)
  Intellectual Property; Software and other Technology.

  (i)
  As used herein, the term "Intellectual Property Rights" shall mean all: (A) trade names, trademarks, service marks, service or business names, uniform resource locators (URLs), domain names, logos and trade dress, whether registered or unregistered, and registrations, applications to register and all of the goodwill of the Company's and the Company Subsidiaries' business related to the foregoing; (B) utility patents, design patents, industrial design registrations, utility models, as well as all applications of any of the foregoing, including provisional applications, reissues, continuations, divisionals, renewals, registrations, confirmations, re-examinations, certificates of inventorship, extensions and the like, and any foreign or international equivalent of any of the foregoing (including utility models and industrial designs); (C) copyrights and copyrightable works, including any software and any other works of authorship, whether statutory or common law, registered or unregistered, and registrations for and pending applications to register the same including all reissues, extensions and renewals thereto; and (D) trade secrets and all confidential information, proprietary processes, formulae, models, and methodologies.

  (ii)
  To the knowledge of the Company, all of the Intellectual Property Rights used, owned or licensed by the Company or any Company Subsidiary (collectively, "Company Intellectual Property Rights") are valid and enforceable, and no event will occur as a result of the transactions contemplated hereby that would render invalid or unenforceable any of the Company Intellectual Property Rights. Neither the Company nor any Company Subsidiary is in default (or with the giving of notice or lapse of time or both, would be in default) under any Company Contract to use the Company Intellectual Property Rights in any material respect.

  (iii)
  Schedule 3.2(q) of the Company Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of all Company Intellectual Property Rights that are the subject of any issuance, registration, grant, certificate, application or other filing by, to or with any Governmental Entity and material unregistered Intellectual Property Rights, and identifies whether such Company Intellectual Property Rights are owned or are subject to license (and, if licensed, the material terms of such license). The Company or a Company Subsidiary owns and has good title to, or has validly licensed (and is not in material breach of such licenses), all Company Intellectual Property Rights identified in Schedule 3.2(q), free and clear of all material Encumbrances other than Permitted Encumbrances.

  (iv)
  No litigation against the Company or any Company Subsidiary is pending or, to the knowledge of the Company, threatened, in each case by any third Person that: (A) alleges that the practice or use of any Company Intellectual Property Rights infringes, violates, or misappropriates, or has infringed, violated or misappropriated, the Intellectual Property Rights of any other Person; (B) challenges the ownership, validity or enforceability or effectiveness of any Company Intellectual Property Rights; or (C) alleges that the Company or any Company Subsidiary is violating, misappropriating or infringes the Intellectual Property Rights of any other Person.

  (v)
  To the knowledge of the Company, the conduct of the Company's and the Company Subsidiaries' business as currently conducted, including the sale of products and services by the Company or any Company Subsidiary, and the practice or use of any Company Intellectual Property Rights and the Technology (as hereinafter defined), does not infringe the Intellectual Property Rights of any Person, except for such infringements as would not reasonably be expected to materially adversely impact the conduct of the

Annex B-47

      Company's or any Company Subsidiary's business as presently conducted. No litigation brought by the Company or any Company Subsidiary is currently pending or, since March 31, 2011, has been threatened by Company or any Company Subsidiary, in each case against any other Person alleging that such other Person infringes any Company Intellectual Property Rights.

    (vi)
    To the knowledge of the Company, no Person is infringing upon any of the Company Intellectual Property Rights in any material respect.

    (vii)
    All hardware, software and firmware, processed data, technology infrastructure and other computer systems used in connection with the conduct of the business, as presently conducted, of the Company and the Company Subsidiaries (collectively, the "Technology") are sufficient, in all material respects, for conducting the business, as presently conducted, of the Company and the Company Subsidiaries.

    (viii)
    The Company or a Company Subsidiary owns or has validly licensed (and are not in material breach of such licenses) the Technology and has commercially reasonable virus protection, security, back-up and recovery systems in place in relation to the Technology.

    (ix)
    There is no litigation or administrative action pending or, to the knowledge of Company or any Company Subsidiary, threatened against Company or any Company Subsidiary alleging a violation of laws relating to privacy, data protection and the collection and use of personal information and user information gathered or accessed in the course of the operations of the Company and the Company Subsidiaries.

  (r)
  Opinion of Financial Advisor.    The Company has received the Fairness Opinion of the Financial Advisor (and has provided a copy of such opinion to the Parent) to the effect that, based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the consideration payable to the Shareholders and the Arrangement is fair, from a financial point of view, as of the date of such opinion, and such opinion has not been withdrawn, revoked or modified. The Company has been authorized by the Financial Advisor to include a copy of the Fairness Opinion in its entirety in the Information Circular forming a part of the Form N-14.

  (s)
  Real Property; Leaseholds; Properties and Assets.

  (i)
  Neither the Company nor any Company Subsidiary owns any real property.

  (ii)
  Schedule 3.2(s) of the Company Disclosure Schedule contains a complete and correct list of all real property leases to which the Company or a Company Subsidiary is a party (the "Real Property Leases"). Except as set forth on Schedule 3.2(s) or as disclosed in the Company SEC Documents:

  (A)
  There are no leases, lettings, tenancies, or other rights of occupancy relating to any real property which the Company or any of the Company Subsidiaries possesses or controls, and there are no written or oral promises, understandings, agreements or commitments modifying or supplementing any Real Property Leases (excluding estoppel letters and subordination, non-disturbance and attornment agreements). True and correct copies of the Real Property Leases (including all amendments thereto) have been provided or made available by the Company to the Parent, USCo, the Purchaser and US New Opco;

  (B)
  To the Company's knowledge, neither the Company nor any Company Subsidiary has received written notice that any portion of the real property leased pursuant to the Real Property Leases (the "Leased Real Property") is subject to any pending material condemnation proceeding by any public or quasi-public authority;

Annex B-48

      (C)
      There is no litigation or other legal proceeding pending or, to the knowledge of the Company, threatened involving the Company's or any Company Subsidiary's interest in the Leased Real Property Leases;

      (D)
      The Company has not received written notice from any landlord under a Real Property Lease of any expected increase (other than ordinary increases due to normal periodic increases in property taxes and expenses) in the property taxes or operating expenses to be charged to the tenant under the Real Property Leases;

      (E)
      To the Company's knowledge, neither the Company nor any Company Subsidiary has received written notice that any of the Leased Real Property does not comply in all material respects with all applicable zoning codes, municipal codes, building codes and any other Applicable Law;

      (F)
      All of the Leased Real Property has rights of access to dedicated public highways or roads. The Company has not received notice from any Governmental Entity of any action which would prohibit or materially adversely affect the ordinary rights of access to and from the Leased Real Property from and to the existing adjacent highways and roads;

      (G)
      Each of the Real Property Leases is in full force and effect, constitutes a valid and binding obligation of the Company or any Company Subsidiary which is a party thereto and, to the Company's knowledge, all other parties thereto;

      (H)
      The Company and each of the Company Subsidiaries has paid, performed and observed all of the material terms, covenants, conditions and obligations under the Real Property Leases to which it is a party, and there are no events which have occurred that with the giving of notice or the passage of time or both, would result in a default by the Company or any of the Company Subsidiaries under any of the Real Property Leases. Neither the Company nor any of the Company Subsidiaries has received any notice of any default related to any of the Real Property Leases. Notwithstanding the foregoing, the Parties acknowledge that certain of the Real Property Leases may obligate the tenant thereunder to obtain the consent of the landlord to the Arrangement; and

      (I)
      Neither the Company nor any of the Company Subsidiaries is a landlord pursuant to any of the Real Property Leases or otherwise.

    (iii)
    Each of the Company and the Company Subsidiaries has good title to the properties and assets that are material to its business (other than assets held under valid leases or licenses), free and clear of all Encumbrances, except for Permitted Encumbrances. Such properties and assets, together with all properties and assets held by the Company and the Company Subsidiaries under leases or licenses, include all tangible and intangible property, assets, Company Contracts and rights necessary or required for the operation of the business of the Company and the Company Subsidiaries as presently conducted.

  (t)
  Insurance.    Schedule 3.2(t) of the Company Disclosure Schedule sets forth a correct and complete list of all insurance policies maintained by the Company or the Company Subsidiaries as of the date of this Agreement (the "Policies"), together with, in respect of each such Policy, the name of the insurer, the first named insured, the policy number, the type of policy, the period and amount of coverage, and the deductible. A true and complete copy of each Policy currently in effect has been made available to the Parent, USCo and the Purchaser. All such Policies are valid and binding and in full force and effect. Except as indicated on Schedule 3.2(t), none of the Policies will be affected by, or terminate or lapse by reason of, the execution and delivery of this Agreement or consummation of the

Annex B-49

    Arrangement, and neither the Company nor the Company Subsidiaries is in material breach or default of any of the Policies. No notice of cancellation or termination has been received by the Company or any Company Subsidiary with respect to any of the Policies.

  (u)
  Affiliate Transactions.    Schedule 3.2(u) to the Company Disclosure Schedule sets forth a correct and complete list of all leases, contracts, agreements or other arrangements (whether written or oral) between the Company or any Company Subsidiary, on the one hand, and any Affiliate of the Company, on the other hand, and such lease, contract, agreement or other arrangement (whether written or oral) as of the time it was entered into and as of the time of any amendment or renewal thereof contained terms and conditions that were at least as favorable to the Company or any Company Subsidiary as would have been obtainable by the Company or any Company Subsidiary in a similar transaction with an unaffiliated third Person. No Affiliate of the Company has any direct or indirect interest in (i) any entity that does business with the Company or any Company Subsidiary or is competitive with the business of the Company or any Company Subsidiary or (ii) any property, asset or right that is used by the Company or any Company Subsidiary in the conduct of its respective business.

  (v)
  Labor Matters.

  (i)
  Neither the Company nor any of the Company Subsidiaries is party to, or bound by, any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related Company Contract with any labor union, labor organization or works council. There are no labor agreements, collective bargaining agreements, work rules or practices or any other labor-related Company Contracts that pertain to any of the employees of the Company or any of the Company Subsidiaries, except for the individual employment agreements set forth in Schedule 3.2(v) to the Company Disclosure Schedule or disclosed in the Company SEC Documents. No employees of the Company or any of the Company Subsidiaries are represented by any labor organizations with respect to their employment with the Company or any of the Company Subsidiaries.

  (ii)
  No labor union, labor organization, works council or group of employees of the Company or any of the Company Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding pending or to the knowledge of the Company, threatened to be brought or filed with the United States National Labor Relations Board (the "NLRB") or any other Governmental Entity. To the knowledge of the Company, there are no organizational attempts by labor unions, labor organizations or works councils occurring with respect to any employees of the Company or any of the Company Subsidiaries.

  (iii)
  Except as set forth on Schedule 3.2(v) to the Company Disclosure Schedule, (A) there are no unfair labor practice charges or complaints against the Company or any of the Company Subsidiaries pending or, to the knowledge of the Company, threatened before the NLRB or any other Governmental Entity, (B) there are no labor strikes, slowdowns, stoppages, walkouts, lockouts or disputes pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company Subsidiaries, (C) there are no pending or, to the knowledge of the Company, threatened grievances or arbitration proceedings against the Company or any of the Company Subsidiaries arising out of or under any labor agreement, collective bargaining agreement, or any other labor-related Company Contract with any labor union, labor organization or works council and (D) the Company and the Company Subsidiaries have complied with any applicable regulations of the United States Office of Federal Contract Compliance Programs. The execution and delivery of this Agreement do not, and the consummation of the

Annex B-50

      transactions contemplated hereby will not, require any consent or approval of, or any consultation with, any labor union, labor organization, works council or group of employees of the Company or any of the Company Subsidiaries.

  (w)
  Information Circular and Form N-14.    The information supplied by the Company for inclusion in the Information Circular and Form N-14 will not, on the date that the Information Circular and Form N-14 (or any amendment or supplement thereto) is first mailed to Shareholders of Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and shall not, at the time of Company Shareholders Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Meeting that shall have become false or misleading, , except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied in writing by the Parent, USCo, the Purchaser or US New Opco or any of its Representatives for inclusion in the Form N-14.

  (x)
  Environmental Matters.

  (i)
  The Company and each Company Subsidiary have obtained all material permits, licenses, franchises, variances, exemptions, orders and approvals that are required under applicable Environmental Laws in connection with the conduct of the current business or operations of the Company or such Company Subsidiary or any remediation activities currently being conducted with respect thereto, each of such permit, license, franchise, variance, exemption, order and approval is in full force and effect and each of the Company and the Company Subsidiaries is in compliance in all material respects with the terms and conditions of all such Licenses and, to the knowledge of the Company, with any applicable Environmental Law;

  (ii)
  No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Company or any Company Subsidiary with any Governmental Entity. There are no claims, audits, reviews, hearings, actions, suits, arbitrations, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company or any of the Company Subsidiaries with respect to any violations of, or claims related to, any Environmental Laws.

  (iii)
  There are no material environmental assessment reports that are in the possession of the Company or any Company Subsidiary in relation to any site or facility now or previously owned, operated or leased by the Company or any Company Subsidiary which have not been made available to the Parent prior to the execution of this Agreement.

  (y)
  Loans.    Between January 1, 2009 and the date of this Agreement, fewer than 50 notes, credit agreements and security instruments related to the Originated Company Loans outstanding during that period have been the subject of a dispute by any obligor thereon as to whether such instrument was originated and entered into in accordance with Applicable Law or constitutes a valid, legal and binding obligation of the obligor thereunder, enforceable against such obligor in accordance with the terms thereof, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Applicable Laws relating to or affecting the availability of equitable remedies and the enforcement of creditor's rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunctive relief may be granted only in the discretion of a court of competent jurisdiction. None of the Company Loans is presently serviced by any third party and there is no obligation of the Company or any Company

Annex B-51

    Subsidiary under any agreement which could result in any Company Loan becoming subject to any third-party servicing.

  (z)
  No Canada Operations.    Neither the Company nor any Company Subsidiary has any business operations in Canada or maintains a place of business in Canada.

3.3  Survival of Representations and Warranties

        The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement, but shall expire as of the Effective Time. Any investigation by the Parent, USCo and/or the Purchaser, on the one hand, or the Company, on the other hand, and their respective advisors shall not mitigate, diminish or affect the representations and warranties contained in this Agreement.

ARTICLE 4
COVENANTS

4.1  Covenants of the Company

        During the period commencing on the date of this Agreement and continuing until the Effective Time, except as contemplated or permitted by this Agreement, as required by Applicable Law, as set forth in the Company Disclosure Schedule or as approved or consented to by the Parent in writing, which approval or consent may be withheld in the Parent's sole discretion:

  (a)
  Ordinary Course.    The Company shall, and shall cause each Company Subsidiary to, (i) conduct their respective businesses in the ordinary course of business consistent with past practice, in each case in all respects material to the Company and the Company Subsidiaries taken as a whole, (ii) use commercially reasonable efforts to operate and maintain all of its Leased Real Property, improvements and other material tangible personal assets consistent with past practice, in all respects material to the Company and the Company Subsidiaries taken as a whole, and (iii) use commercially reasonable efforts to preserve intact its business organization, retain the services of its present key employees and preserve the existing relationships of those and goodwill with whom or which it has material business relationships and Governmental Entities.

  (b)
  Governing Documents.    The Company shall not, and shall not permit any Company Subsidiary to, make any material change or amendment to their respective articles, articles of incorporation, bylaws or similar organizational documents.

  (c)
  Dividends.    The Company shall not declare, set aside, pay or make any dividend or other distribution (whether in cash, stock or other property) with respect to any Shares, except that any Company Subsidiary may declare, set aside, pay and make any dividend or distribution to another Company Subsidiary or the Company.

  (d)
  Changes in Share Capital.    The Company shall not purchase or redeem any Shares or adjust, split, combine or reclassify any Shares (except pursuant to the exercise of Options or pursuant to the surrender of Shares to the Company or withholding of Shares by the Company to cover withholding obligations).

  (e)
  Employee Benefit Plans.    The Company shall not, and shall not permit any Company Subsidiary or ERISA Affiliate to, (i) amend any provision of any Employee Benefit Plan, (ii) adopt or enter into any arrangement that would be an Employee Benefit Plan or (iii) increase the compensation or benefits of any director, employee or consultant, except, in each case, (A) as required under the terms of any agreements, trusts, plans, funds or other arrangements existing as of the date of this Agreement, (B) as required by Applicable Law,

Annex B-52

    (C) with respect to employees that are not executive officers of the Company, for increases in compensation or benefits associated with a promotion or material increase in responsibility or (D) with respect to employees that are not executive officers of the Company, for increases in annual base salary or bonuses in the ordinary course of business.

  (f)
  Issuance of Securities.    Except for the issuance of Shares upon the exercise of Options outstanding on the date of this Agreement, the Company shall not, and shall not permit any Company Subsidiary to, (i) grant, issue or sell any securities of the Company or any Company Subsidiary or (ii) issue any securities convertible into or exchangeable for, or options, warrants or other rights to purchase from the Company or any Company Subsidiary relating to, or enter into any contract with respect to the issuance of, any securities of the Company or any Company Subsidiary.

  (g)
  Indebtedness and Loans.    The Company shall not, and shall not permit any Company Subsidiary to, (i) incur any material indebtedness for borrowed money, except in the ordinary course of business consistent with past practice under facilities existing on the date of this Agreement, or (ii) make any loans, guarantees or advances to any other Person, except in the ordinary course of business consistent with past practice and not in excess of US $100,000 outstanding principal amount at any time to any single Person.

  (h)
  Investments.    The Company shall not, and shall not permit any Company Subsidiary to, make any capital contributions to, or investments in, any other Person (other than the Company or any Company Subsidiary) in excess of US $50,000 in the aggregate.

  (i)
  Capital Expenditures.    The Company shall not, and shall not permit any Company Subsidiary to, make or agree to make capital expenditures in an amount that in the aggregate exceeds US $100,000, other than any capital expenditure (or series of related capital expenditures) consistent in all material respects, with the fiscal 2014 capital expenditure budget of the Company in effect on the date of this Agreement, which is set forth in Schedule 4.1(i) of the Company Disclosure Schedule.

  (j)
  Acquisitions.    Other than transactions that would be permissible under clause (i) above, the Company shall not, and shall not permit any Company Subsidiary to, acquire (by merger, consolidation, purchase of stock or assets or otherwise), or agree to so acquire any entity, business or assets that constitute a business or division of any Person, or all or a substantial portion of the assets of any Person (or business or division thereof).

  (k)
  Dispositions.    The Company shall not, and shall not permit any Company Subsidiary to, other than in the ordinary course of business, transfer, assign, sell, lease, license, encumber or otherwise dispose of (by merger, consolidation, sale of stock or assets or otherwise), or agree to transfer, assign, sell, lease, license, encumber or otherwise dispose of, any entity, business or assets.

  (l)
  Mergers.    The Company shall not, and shall not permit any Company Subsidiary to, merge or consolidate the Company or any Company Subsidiary with and into any other Person, other than, in the case of any Company Subsidiary, to effect any acquisition permitted by clause (j) above or any disposition permitted by clause (k) above and other than transactions among the Company and the Company Subsidiaries.

  (m)
  Liquidations and Reorganizations.    The Company shall not, and shall not permit any Company Subsidiary to, except as permitted pursuant to clause (l) above, adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiaries.

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  (n)
  Restrictive Covenants.    The Company shall not, and shall not permit any Company Subsidiary to, other than in the ordinary course of business, enter into any Contract containing (i) any restriction on the ability of the Company or any Company Subsidiary to conduct its business as it is presently being conducted or currently contemplated to be conducted after the Arrangement, (ii) any provisions granting "most favored nation" status, or (iii) a non-competition provision restricting the Company or the Company Subsidiaries, in each case that is material to the Company and the Company Subsidiaries, taken as a whole.

  (o)
  Tax Returns.    With respect to any Tax Return that is filed by the Company or a Company Subsidiary after the date of this Agreement and on or before the Effective Date, the Company will deliver a correct and complete draft of such Tax Return to the Parent at least ten (10) days before the filing deadline for review and comment by the Parent. The Company shall consider in good faith the Parent's comments delivered within five (5) days, of receipt of any such draft Tax Return, and shall timely file such Tax Return. The Company shall timely file all such Tax Returns which are due after the date of this Agreement and on or before the Effective Date, in accordance with such drafts and any accepted Parent comments. The Company and the Company Subsidiaries shall also timely make all payments in respect of Taxes (including, for the avoidance of doubt, estimated Tax payments) which are due after the date of this Agreement and on or before the Effective Date.

  (p)
  Other Tax Matters.    The Company shall not, and shall not permit any Company Subsidiary to, (A) make any Tax election that results in an adverse change in a Tax liability or Tax refund that is material to Company and the Company Subsidiaries taken as a whole, (B) waive any restriction on any assessment period relating to an amount of Taxes that is material to the Company and the Company Subsidiaries taken as a whole or (C) settle or compromise any amount of income Tax or other Tax liability or refund that is material to the Company and the Company Subsidiaries taken as a whole, in the case of subclauses (B) and (C) , in a manner that is materially adverse to the Company and the Company Subsidiaries taken as a whole.

  (q)
  Accounting Methods.    The Company shall not, and shall not permit any Company Subsidiary to, implement or adopt any change in its accounting principles, practices or methods that is material to the Company and the Company Subsidiaries taken as a whole, except as required by US GAAP, the rules or policies of the Public Company Accounting Oversight Board or Applicable Laws.

  (r)
  Material Company Contracts.    Subject to Applicable Laws, the Company shall not, and shall not permit any Company Subsidiary to, enter into, materially amend or terminate any Material Company Contract or any contract or agreement that if entered into prior to the date hereof would have been a Material Company Contract, except in the ordinary course of business consistent with past practice.

  (s)
  Claims.    The Company shall not, and shall not permit any Company Subsidiary to, pay, discharge or satisfy any material claims, liabilities or obligations, except in the ordinary course of business consistent with past practice or in accordance with their terms, or settle any material claim, action, proceed or investigation, except in the ordinary course of business consistent with past practice.

  (t)
  Litigation.    The Company shall not settle, release, waive or compromise any pending or threatened claim, action, suit arbitration or proceeding requiring payments by the Company or any Company Subsidiary of an amount in excess of US $100,000, except as required under the terms of applicable insurance policies where the liability of the Company or any Company Subsidiary in respect thereof does not exceed, in the aggregate, the applicable deductible under such insurance policy required to be paid by the Company or any Company Subsidiary.

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  (u)
  No Related Actions.    The Company shall not, and shall not permit any Company Subsidiary to, authorize or enter into any legally binding agreement, commitment or arrangement to do any of the foregoing.

        Notwithstanding the foregoing, the provisions of clauses (f) and (g) through (n) of this Section 4.1 shall not apply to any transactions between or among the Company and any of its direct or indirect wholly-owned Subsidiaries or between or among any direct or indirect wholly-owned Subsidiaries of the Company. Nothing contained in this Agreement is intended to give the Parent, USCo, the Purchaser or US New Opco, directly or indirectly, the right to control or direct the operations of the Company or any Company Subsidiary prior to the Effective Time. Prior to the Effective Time, each of the Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control over its and its Subsidiaries' respective operations.

4.2  Covenants of the Company Regarding Non-Solicitation

  (a)
  Subject to the provisions of this Section 4.2 and Section 4.3 below, the Company shall, and the Company shall direct and cause the Company Subsidiaries and their respective Representatives (including, without limitation, the Company's Financial Advisor) to, immediately cease and cause to be terminated any solicitation, encouragement, discussion, negotiation or process with any Person that may be ongoing with respect to any proposal that constitutes, or would reasonably be expected to constitute, an Acquisition Proposal, whether or not initiated by the Company, until termination of this Agreement pursuant to Article 7. The Company and each Company Subsidiary will discontinue access to any other third party (other than the Parent, USCo, the Purchaser or US New Opco, or their Representatives) to any data room (virtual or otherwise) and, subject to the terms and conditions of any applicable confidentiality agreements, promptly request the return or deletion from all data retrieval systems and data bases or destruction of all confidential information regarding the Company or any Company Subsidiary previously provided to any Person (other than the Parent, USCo, the Purchaser and US New Opco). The Company further agrees not to waive, amend or terminate, or release any such Person from, any standstill or confidentiality agreement or provision to which such Person is a party with the Company and to take commercially reasonable actions to enforce such standstill and confidentiality agreements and provisions.

  (b)
  Subject to Section 4.2(d) and Section 4.3 hereof, the Company hereby covenants and agrees that it shall not, and the Company shall not authorize or permit any Company Subsidiary or any of their respective Representatives (including, without limitation, the Company's Financial Advisor), directly or indirectly, to:

  (i)
  make, solicit, initiate, encourage, entertain, promote, facilitate or assist the making of, including by way of furnishing any information, any proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

  (ii)
  engage in or otherwise participate, directly or indirectly, in any discussions or negotiations regarding any Acquisition Proposal;

  (iii)
  withdraw, modify, qualify or change in a manner adverse to the Parent, USCo, the Purchaser or US New Opco, or publicly state that it intends to withdraw, modify, qualify or change in a manner adverse to the Parent, USCo, the Purchaser or US New Opco, the Company Board Recommendation (it being understood that failing to affirm the Company Board Recommendation after an Acquisition Proposal has been publicly announced shall be considered a modification which is adverse to the Parent, USCo, the Purchaser or US New Opco for the purposes of this subsection if the Company Board has not affirmed the Company Board Recommendation on the date which is the earlier of:

  (A)
  five (5) Business Days after the Parent reasonably requests in writing (Parent shall specify the reason(s) for the request).

Annex B-55

      (B)
      twenty (20) calendar days after the date on which the Acquisition Proposal has been publicly announced; and

      (C)
      five (5) Business Days prior to the Company Meeting (unless the Acquisition Proposal has been publicly announced within such five (5) Business Day period);

    (iv)
    approve or recommend any Acquisition Proposal; or

    (v)
    enter into any agreement, written or oral, related to any Acquisition Proposal or requiring the Company to abandon, terminate or fail to consummate the Arrangement and the transactions contemplated herein or providing for the payment of any break, termination or other fee or expense to any Person (other than the Parent, USCo, the Purchaser or US New Opco) in the event that the Company completes the Arrangement or the other transactions contemplated herein or any other transaction with the Parent agreed to prior to the termination of this Agreement.

  (c)
  The Company shall not, and shall cause the Company Subsidiaries not to, directly or indirectly, consider, discuss, negotiate, accept, approve or recommend an Acquisition Proposal or provide information to any Person proposing an Acquisition Proposal, in each case after the date of the approval of the Arrangement Resolution by the Shareholders.

  (d)
  Notwithstanding Section 4.2(b) above, if the Company receives a written Acquisition Proposal, the Company Board may, prior to the approval of the Arrangement Resolution by the Shareholders, consider and participate, directly or indirectly, in any discussions or negotiations with, or provide information to, or permit any visit to the properties or facilities of the Company by, any Person who has delivered a bona fide written Acquisition Proposal:

  (i)
  which was not solicited after the date of this Agreement;

  (ii)
  did not otherwise result from a breach of this Section 4.2; and

  (iii)
  that is a Superior Proposal;

    provided, however, that prior to taking any such action, the Company must:

    (iv)
    give notice to the Purchaser of such Acquisition Proposal as provided in Section 4.2(e); and

    (v)
    obtain a confidentiality agreement from the Person making such Acquisition Proposal in form and substance substantially similar to the confidentiality agreement entered into between the Parent and the Company.

    If the Company receives a request for material non-public information from a Person who has made an unsolicited bona fide written Acquisition Proposal and the Company is permitted pursuant to this Section 4.2(d) to consider and participate, directly or indirectly, in any discussions or negotiations with, or provide information to, or permit any visit to the properties or facilities of the Company subject to the execution by such Person of the confidentiality agreement as described above, the Company may provide such Person with such information and access; provided, however, that the Purchaser is provided with a list of, and a copy of, the information provided to such Person (if not previously provided with such information) and is immediately provided with access to similar information to which such Person is provided (if not previously provided with such access).

  (e)
  From and after the date of this Agreement, the Company shall promptly (and in any event within forty-eight (48) hours) notify the Purchaser, at first orally and promptly thereafter in writing, of any inquiry, proposal or offer constituting an Acquisition Proposal, or any request for non-public information relating to the Company or any Company Subsidiary. Such notice

Annex B-56

    shall provide the identity of the Person making such proposal, inquiry or offer and shall include a description of the material terms and conditions of any such proposal, inquiry or offer. The Company shall keep the Purchaser fully informed on a prompt basis (and in any event within forty-eight (48) hours) of the status, including any change to the material terms, of any such inquiry, proposal or offer.

  (f)
  Nothing contained in this Agreement shall relieve the Company from its obligation to proceed to call and hold the Company Meeting and to hold a vote of the Shareholders and holders of Options on the Arrangement Resolution (provided that the Company shall be relieved from its obligations to actively solicit proxies in favor of the Arrangement Resolution, if the Company Board determines, in good faith, that soliciting proxies in favor of the Arrangement Resolution is not consistent with its fiduciary duties under Applicable Laws), except in circumstances where this Agreement is terminated in accordance with the terms hereof prior to the date of the Company Meeting.

  (g)
  The Company shall ensure that each of the Company Subsidiaries and their respective Representatives (including, without limitation, the Company's Financial Advisor) retained by any of them are aware of the provisions of this Section 4.2, and it shall be responsible for any breach of this Section 4.2 by such Representatives.

4.3  Right to Accept a Superior Proposal

  (a)
  If the Company has complied with Section 4.2 of this Agreement, the Company Board may accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal and may withdraw or refrain from affirming the Company Board Recommendation prior to the Shareholder Approval and terminate this Agreement if, and only if (with the exception of a confidentiality agreement which complies with Section 4.2(d), the execution of which shall not be subject to the conditions of this Section 4.3):

  (i)
  the Company has provided the Purchaser with a copy of the document containing the Superior Proposal;

  (ii)
  ten (10) Business Days have elapsed from the later of:

  (A)
  the date the Purchaser received written notice (a "Superior Proposal Notice") advising the Purchaser that the Company Board has resolved, subject to compliance with this Section 4.3, to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal, specifying the material terms and conditions of such Superior Proposal, identifying the Person making such Superior Proposal and specifying in detail the basis for such resolutions; and

  (B)
  the date the Purchaser received a copy of the document containing such Superior Proposal;

  (iii)
  a majority of the members of the Company Board has determined in good faith (after consultation with the Financial Advisor and outside legal counsel) that failing to take such action would constitute a breach of its fiduciary duties under Applicable Laws; and

  (iv)
  taking into account any revised proposal made by the Parent, USCo, the Purchaser and US New Opco since receipt of the Superior Proposal Notice, such Superior Proposal remains a Superior Proposal and the Company Board has again made the determinations referred to in this Section 4.3(a).

    In the event that the Company provides the Purchaser with a Superior Proposal Notice on a date that is less than five (5) Business Days prior to the Company Meeting, the Company

Annex B-57

    shall adjourn the Company Meeting to a date that is not less than five (5) Business Days and not more than fifteen (15) Business Days after the date of receipt by the Purchaser of the Superior Proposal Notice.

  (b)
  During the ten (10) Business Day period referred to in Section 4.3(a)(ii) above, the Parent, USCo, the Purchaser and US New Opco shall have the right, but not the obligation, to offer to amend the terms of this Agreement, including the Plan of Arrangement. The Company Board will review any proposal by the Parent, USCo, the Purchaser and US New Opco to amend the terms of this Agreement, including the Plan of Arrangement, in good faith in order to determine whether the amended proposal upon acceptance by the Company would result in such Superior Proposal ceasing to be a Superior Proposal. If the Company Board so determines, the Company shall negotiate and use commercially reasonable efforts to enter into an amended agreement with the Parent, USCo, the Purchaser and US New Opco reflecting the amended proposal. If the Company Board continues to believe, in good faith and after consultation with the Financial Advisor and outside legal counsel, that such Superior Proposal remains a Superior Proposal and therefore rejects the Parent's amended proposal, (i) the Company may terminate this Agreement pursuant to Section 7.1(d) and enter into an agreement regarding the Superior Proposal and/or (ii) the Company Board may recommend the Superior Proposal and withdraw the Company Board Recommendation.

  (c)
  The Company hereby acknowledges and agrees that each successive material modification of any Acquisition Proposal shall constitute a new Acquisition Proposal for purposes of Section 4.2 and the requirement under Section 4.3(a)(ii) to initiate an additional five (5) Business Day notice period.

  (d)
  If the Information Circular has been sent to the Shareholders prior to the expiration of the ten (10) Business Day period set forth in Section 4.3(a)(ii) and, during such period, the Purchaser reasonably requests in writing that the Company Meeting proceed, unless otherwise ordered by the Court, the Company shall continue to take all commercially reasonable actions necessary to hold the Company Meeting and to cause the Arrangement to be voted on at the Company Meeting.

4.4  Covenants of the Parent, USCo, the Purchaser and US New Opco.

        The Parent, USCo, the Purchaser and US New Opco hereby, jointly and severally, covenant and agree with the Company that, during the period commencing on the date of this Agreement and continuing until the Effective Time:

  (a)
  The Parent, USCo, the Purchaser and US New Opco shall not take any action, or refrain from taking any action (subject to commercially reasonable efforts), or permit any action to be taken or not taken, inconsistent with the provisions of this Agreement or that would reasonably be expected to prevent, impede or delay the completion of the Arrangement or the transactions contemplated herein or would render, or that could reasonably be expected to render, any representation or warranty made by the Parent, USCo, the Purchaser and US New Opco or made by the Company in this Agreement untrue or inaccurate in any material respect at any time prior to the Effective Time if then made or that would or could have a Material Adverse Effect on the Company.

  (b)
  The Purchaser will promptly notify the Company in writing if:

  (i)
  Any of the Parent, USCo, the Purchaser and US New Opco becomes aware that any of the representations and warranties of the Parent, USCo, the Purchaser and US New Opco in this Agreement is untrue or inaccurate in any material respect; or

Annex B-58

    (ii)
    there has been any breach of any covenant or agreement of the Parent, USCo, the Purchaser or US New Opco contained in this Agreement.

  (c)
  The Parent, USCo, the Purchaser and US New Opco shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as is practicable the Arrangement and the other transactions contemplated in this Agreement, including the execution and delivery of such documents as the Company may reasonably request, and to use commercially reasonable efforts to obtain and maintain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, approvals and filings under United States Securities Laws and Nasdaq and submissions of information requested by Governmental Entities.

  (d)
  Neither the Parent nor any Affiliate of the Parent, including USCo, the Purchaser and US New Opco, shall take any action with respect to the Company or the Company Subsidiaries subsequent to the Effective Time that would cause the transactions contemplated hereby to constitute part of a transaction that is the same as, or substantially similar to, the "Intermediary Transaction Tax Shelter" described in IRS Notice 2001-16 and Notice 2008-111.

  (e)
  No election under Section 338(g) of the Tax Code shall be made by the Parent, USCo, the Purchaser or US New Opco with respect to the acquisition of the Shares pursuant to this Agreement.

4.5  Access and Information.

  (a)
  Prior to the Effective Time, the Company or the Parent (as applicable) shall, and shall cause its Subsidiaries to, upon reasonable notice, afford the other Party and their counsel, accountants, consultants and other authorized Representatives reasonable access, during normal business hours, to the employees, properties, books and records of the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) so that they may have the opportunity to make such further investigations of the business and affairs of the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) as they shall desire. Any such investigations shall not affect the representations and warranties made by the Company or the Parent (as applicable) in this Agreement. Prior to their filing, the Company or the Parent (as applicable) shall furnish as promptly as practicable to the other Party a copy of each registration statement, prospectus, report, schedule, form, statement and other document that will be filed by it or any of its Subsidiaries after the date of this Agreement pursuant to the requirements of United States Securities Laws, Nasdaq or the BCBCA. The Company or the Parent (as applicable) shall cause its officers and employees, and the officers and employees of its Subsidiaries, in a manner consistent with the fulfillment of their ongoing duties and obligations, to furnish such additional financial and operating data and other information and respond to such inquiries as the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) may reasonably request from time to time.

  (b)
  Prior to the Effective Time, the Company or the Parent (as applicable) shall promptly provide the other Party with copies of all interim financial statements of the Company and the Company Subsidiaries or the Parent and its Subsidiaries (as applicable) as the same become available and shall cause one or more of its designated Representatives to confer on a regular basis with the authorized Representatives of the other Part. The Company or the Parent (as applicable) shall provide the other Party with prompt written notice of any material change in its business or affairs, or that of its Subsidiaries, and of any material complaints, investigations or hearings (or written communications indicating that the same may be contemplated) by

Annex B-59

    Governmental Entities, or the institution or, to the Company's or the Parent's (as applicable) knowledge, the threat of litigation (including all litigation relating to the transactions contemplated hereby), and the Company or the Parent (as applicable) shall keep the Other Party reasonably promptly informed (and in any event within seventy-two (72) hours) of such events.

4.6  Commercially Reasonable Efforts.

  (a)
  Each of the Company and the Parent, USCo, the Purchaser and US New Opco shall cooperate with and assist the other Parties, and shall use its commercially reasonable efforts, to promptly (i) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws to consummate the transactions contemplated hereby as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, and (ii) provide notice to any other Person, and obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any other Person, including any Governmental Entity, that are required under the terms of any Material Company Contract or are necessary, proper or advisable to consummate the Arrangement and other transactions contemplated hereby. Each of the Company and the Parent, USCo, the Purchaser and US New Opco shall not, and shall cause its Subsidiaries not to, take any action or omit to take any action where such action or omission would, or would reasonably be expected to, result in (A) any of the conditions to the Arrangement set forth in Article 5 not being satisfied or (B) a material delay in the satisfaction of such conditions.

  (b)
  In furtherance and not in limitation of the foregoing, each party hereto shall (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and appropriate filings under all other applicable Regulatory Laws with respect to the transactions contemplated hereby as promptly as practicable after the date of this Agreement, (ii) supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and any other applicable Regulatory Laws and (iii) take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act and any other applicable Regulatory Laws as soon as practicable.

  (c)
  In connection with this Section 4.6, the Parties hereto shall (i) cooperate in all respects with each other in connection with any filing with, submission to, investigation by or inquiry by, any Governmental Entity, (ii) promptly inform the other Parties of any communication received by such Party from, or given by such Party to, the Antitrust Division of the United States Department of Justice (the "DOJ"), the United States Federal Trade Commission (the "FTC") or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case, regarding any of the transactions contemplated hereby and (iii) permit the other Parties to review any communication given by it to, and consult with each other in advance of any meeting or conference with, the DOJ, the FTC or any other Governmental Entity or, in connection with any proceeding, by a private party, with any other Person, and to the extent appropriate or permitted by the DOJ, the FTC or any other Governmental Entity or Person, give the other Parties the opportunity to attend and participate in such meetings and conferences, in each case, regarding any of the transactions contemplated hereby.

  (d)
  Each of the Parties shall use its commercially reasonable efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated hereby under any Regulatory Law. Notwithstanding the foregoing or any other provision of this Agreement, nothing contained in this Agreement shall require or obligate any Party or any of its Affiliates

Annex B-60

    to, and no Party shall, without the prior written consent of the other Parties hereto, commence any litigation with any Governmental Entity in connection with any Regulatory Law.

4.7  Public Announcements.

        The Parent and the Company shall consult with, and provide each other the reasonable opportunity to review and comment on, any press release relating to this Agreement or the transactions contemplated hereby, including the Arrangement, and shall not issue any such press release prior to such consultation except as shall be required by Applicable Laws or by obligations pursuant to any applicable listing agreement with any national securities exchange.

4.8  Notification of Certain Matters.

        Each of the Parent, USCo, the Purchaser and US New Opco shall use its commercially reasonable efforts to give prompt written notice to the Company, and the Company shall use its commercially reasonable efforts to give prompt written notice to the Parent, of: (a) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which such Party is aware and that would be reasonably likely to cause (i) any representation or warranty made by such Party in this Agreement to be untrue or inaccurate in any material respect or (ii) any covenant, condition or agreement made by such Party in this Agreement not to be complied with or satisfied in all material respects, (b) any failure of such Party to comply in a timely manner with any material covenant or agreement to be complied with by it under this Agreement, (c) any condition which such Party reasonably believes is not likely to be satisfied prior to the Effective Date or (d) any change or event affecting such Party that would have or would be reasonably likely to have a Material Adverse Effect on such Party; provided, however, that the delivery of any notice pursuant to this Section 4.8 shall not limit or otherwise affect the remedies available under this Agreement to the Party receiving such notice.

4.9  Confidentiality.

        Each of the Company and the Parent acknowledges and confirms that (a) the Company and the Parent have entered into a Confidentiality Agreement, dated April 12, 2013 (the "Confidentiality Agreement"), (b) all information provided by each Party hereto to any other Party hereto pursuant to this Agreement is subject to the terms of the Confidentiality Agreement and (c) subject to Section 8.5 hereof, the Confidentiality Agreement shall remain in full force and effect in accordance with its terms and conditions.

4.10      Resignations.

        Prior to the Effective Time, the Company shall cause each member of the Company Board to execute and deliver a letter, which shall not be revoked or amended prior to the Effective Time, effectuating his resignation as a director of the Company effective immediately prior to the Effective Time. Prior to the Effective Time, the Company shall obtain the resignations of such directors or officers of the Company Subsidiaries as the Parent shall request with reasonable advance notice.

4.11      Delisting.

        Each of the Parties agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Shares from Nasdaq and to terminate registration under the Exchange Act; provided that such delisting and termination shall not be effective until after the Effective Time of the Arrangement.

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4.12      Exchange Listing.

        The Parent shall provide The NASDAQ Stock Market with the notification required by Listing Rule 5250(e)(2) of The NASDAQ Stock Market no later than fifteen calendar days prior to the Effective Time and cause the shares of Parent Common Stock issued in the transaction to be approved for listing on The NASDAQ Stock Market in accordance with the normal practices of The NASDAQ Stock Market.

4.13      Conduct of Parent Pending Effective Time.

        During the period from the date of this Agreement until the Effective Time, except as set forth in Section 4.13 of the Buyer Disclosure Schedule, as consented to in writing in advance by the Company, as otherwise expressly contemplated by this Agreement or as required by Applicable Law, the Parent covenants and agrees that none of USCo, the Purchaser or US New Opco shall have any operations and that the Parent shall carry on its business in the ordinary and usual course and, to the extent consistent therewith, use its commercially reasonable efforts to preserve intact its current organization as a Maryland corporation and its election as a business development company under the Investment Company Act of 1940, keep available the services of the Investment Adviser and the Administrator and use its commercially reasonable efforts to maintain its material rights, franchises, licenses, permits, approvals and other authorizations issued by Governmental Entities and its existing relationships and goodwill with its employees, creditors, service providers and others having business dealings with it and Governmental Entities, in each case in all material respects. In furtherance and without limiting the generality of the foregoing, during the period from the date of this Agreement until the Effective Time, except as set forth in Section 4.13 of the Buyer Disclosure Schedule, as consented to in writing in advance by the Company, as otherwise expressly contemplated by this Agreement or as required by Applicable Law, the Parent shall not, directly or indirectly, without the Company's prior written consent:

  (a)
  split, combine, subdivide or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

  (b)
  issue, deliver or sell any Parent Common Stock or other securities of it at less than fair market value (subject to a permissible discount of up to 3%) for such Parent Common Stock or other securities;

  (c)
  amend the Parent's charter documents or other applicable governing instruments or documents (whether by merger, consolidation or otherwise) in a manner that would affect the holders of Shares adversely relative to other holders of Parent Common Stock;

  (d)
  take or omit to take any action to cause the Parent Common Stock to cease to be eligible for listing on Nasdaq;

  (e)
  adopt or publicly propose a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, restructuring, recapitalization or reorganization;

  (f)
  fail to maintain in full force and effect insurance that, to the Parent's knowledge, is customary in the industry and complies with applicable governmental regulations; or

  (g)
  authorize any of, or commit, resolve, propose or agree to take any of, the foregoing actions.

4.14      Financing Cooperation.

        Prior to the Effective Date, the Company shall, and shall cause each Company Subsidiary to, use its commercially reasonable efforts to provide, such cooperation as may be reasonably requested by the Parent or its financing sources (provided that such requested cooperation does not unreasonably

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interfere with the ongoing operations of Company and Company Subsidiaries) in connection with the financings contemplated under any debt commitment letter obtained by the Buyers prior to the Effective Time, including using commercially reasonable efforts to (i) cause appropriate officers (including senior management), employees, representatives and advisors to be available to meet during normal business hours with ratings agencies, analysts, investment bankers and prospective lenders and investors in presentations, meetings, road shows and due diligence sessions, (ii) provide reasonable assistance with the preparation of any ratings presentations, information memoranda, offering memoranda or other marketing and disclosure documents and customary information in connection therewith, (iii) provide any financing sources of the Parent, USCo, the Purchaser or US New Opco with reasonable access to the properties, books and records of the Company and the Company Subsidiaries (including for the purpose of conducting a customary commercial finance audit examination and field examination of the Company and the Company Subsidiaries), (iv) subject to the occurrence of the Arrangement, in the case of the Company Subsidiaries only, execute and deliver loan agreements, pledge, security and other collateral documents, intercreditor agreements, customary certificates, authorization letters, any other customary definitive financing documents and related customary loan documents as may be reasonably requested by Purchaser or its financing sources, (v) provide the Parent, USCo, the Purchaser or US New Opco and its financing sources with all financial information and projections as may be reasonably requested by the Parent, USCo, the Purchaser or US New Opco or its financing sources (including pro forma consolidated and consolidating balance sheets and related pro forma consolidated and consolidating statements of income of the Company and the Company Subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least forty-five (45) days before the Effective Date, prepared by the Company after giving effect to the transactions herein contemplated as if the transactions had occurred as of such date (in the case of such balance sheets) or at the beginning of such period (in the case of such other statements of income), forecasts prepared by the Company of balance sheets, income statements and cash flow statements for each month for the first twelve months following the Effective Date and annually for each of the years 2014, 2015, 2016, 2017 and 2018 and borrowing base availability projections for the first twelve months following the Effective Date, including projected letter of credit balances), (vi) provide the Parent, USCo, the Purchaser or US New Opco and its financing sources with all documentation and information as is reasonably requested in writing at least ten days prior to the Effective Date as required by U.S. regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, and (vii) direct its independent accountants and counsel to provide customary and reasonable assistance to the Parent, USCo, the Purchaser or US New Opco and its financing sources, including in connection with providing customary comfort letters and opinions of counsel; provided, however, that neither Company nor any of its Subsidiaries shall (A) be required to pay any commitment or other similar fee, (B) have any liability or obligation under any credit agreement or other agreement or document related to the debt financing (or alternative financing that the Purchaser may raise in connection with the transactions contemplated by this Agreement) or (C) be required to incur any other liability or expense in connection with the debt financing (or any alternative financing that the Purchaser may raise in connection with the transactions contemplated by this Agreement) unless reimbursed or reasonably satisfactorily indemnified by the Purchaser. Neither Company nor any of its Subsidiaries shall be required by this Section 4.14 to provide access to or to disclose information that, in the reasonable opinion of Company's legal counsel, may result in a violation of any Applicable Law or Order or any binding Contract entered into prior to the date of this Agreement. Company shall use its commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

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 ARTICLE 5
CONDITIONS PRECEDENT

5.1  Mutual Conditions Precedent

        The respective obligations of the Company, the Parent, USCo, the Purchaser and US New Opco to consummate the Arrangement shall be subject to the satisfaction, at or before the Effective Time, of the following conditions precedent, each of which may only be waived, in whole or in part, by mutual written consent of the Company and the Parent, USCo, the Purchaser and US New Opco:

  (a)
  the Interim Order shall have been granted in form and substance satisfactory to the Parties hereto, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to the Parties hereto, acting reasonably, on appeal or otherwise;

  (b)
  the Shareholder Approval shall have been obtained in accordance with the provisions of the Interim Order;

  (c)
  the Final Order shall have been granted in form and substance reasonably satisfactory to the Parent and the Company, and shall not have been set aside or modified in a manner unacceptable to the Parent or the Company, on appeal or otherwise;

  (d)
  no Applicable Laws or Order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated, adopted, issued or enforced by any Governmental Entity that is then in effect and has the effect of making the Arrangement illegal or otherwise prohibiting the consummation of the Arrangement;

  (e)
  there shall have been no action taken under any Applicable Laws or by any Governmental Entity which:

  (i)
  makes it illegal or otherwise directly or indirectly restrains, enjoins or prohibits the completion of the Arrangement; or

  (ii)
  results in a judgment, Order or decree relating to the Arrangement which would prevent or materially impede the consummation of the Arrangement;

  (f)
  all waiting periods applicable to the Arrangement under the HSR Act or other Regulatory Laws shall have expired or been terminated, and all actions by or in respect of, or filings with, any Governmental Entity under the HSR Act or any other Regulatory Law that are required to permit the consummation of the Arrangement shall have been (or are deemed to have been) taken, waived, made or obtained; and

  (g)
  the Form N-14 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form N-14 shall have been issued and no proceedings for that purpose shall have been initiated or threatened in writing by the SEC.

5.2  Additional Conditions Precedent to Obligations of the Company

        The obligation of the Company to complete the Arrangement is subject to the satisfaction, at or before the Effective Time, of each of the following conditions, which conditions are for the sole benefit of the Company and may be waived by the Company in whole or in part by notice in writing to the Parent, USCo, the Purchaser and US New Opco without prejudice to the rights of the Company to rely on any other condition:

  (a)
  the representations and warranties of the Parent, USCo, the Purchaser and US New Opco contained in Section 3.1 of this Agreement shall be true and correct in all respects (without giving effect to any qualifications or limitations indicated by the words "material adverse effect", "in all material respects", "material", "materially" or other, similar qualifiers or

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    limitations) as of the date of this Agreement and at the Effective Time as if made on and as of such date or time (except (i) to the extent that such representations and warranties represent and warrant certain facts or information as of a specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such specified date), and (ii) for any failures of any such representations and warranties to be so true and correct that, individually or in the aggregate, would not prevent or materially impede or delay the consummation of the transactions contemplated by this Agreement, including the Arrangement), and each of the Parent, USCo, the Purchaser and US New Opco shall have provided to the Company a certificate of a duly authorized executive officer thereof certifying to such effect on the Effective Date;

  (b)
  each of the Purchaser, USCo and the Parent shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time, and each of the Parent, USCo, the Purchaser and US New Opco shall have provided to the Company a certificate of a duly authorized executive officer thereof certifying that, as of the Effective Time, the Parent, USCo, the Purchaser and US New Opco have so complied with this condition;

  (c)
  Since the date of this Agreement, except as contemplated by this Agreement, there shall not have occurred any development, effect or change that is reasonably expected to have a Material Adverse Effect on the Parent, USCo, the Purchaser or US New Opco; and

  (d)
  all consents, waivers, permits, exemptions, Orders and approvals of, and any registrations and filings with, any Governmental Entity under any Applicable Laws (other than the HSR Act or any other applicable Regulatory Law) and the expiration of any related waiting periods required to permit the completion of the Arrangement, the failure of which to obtain or the non-expiration of which, either individually or in the aggregate, would or would reasonably be expected to prevent or materially impede the completion of the Arrangement, shall have been obtained or received.

5.3  Additional Conditions Precedent to Obligations of the Parent, USCo, the Purchaser and US New Opco

        The obligation of each of the Parent, USCo, the Purchaser and US New Opco to complete the Arrangement is subject to the satisfaction of each of the following conditions at or before the Effective Time, which conditions are for the sole benefit of the Parent, USCo, the Purchaser and US New Opco and may be waived by the Parent, USCo, the Purchaser and US New Opco in whole or in part by notice in writing to the Company without prejudice to the rights of the Parent, USCo, the Purchaser and US New Opco to rely on any other condition:

  (a)
  (i) the representations and warranties of the Company contained in the last sentence of Section 3.2(a) and Sections 3.2(b), (c) and (d) of this Agreement shall be true and correct in all respects as of the date of this Agreement and at the Effective Time as if made on and as of such date (except to the extent that any such representations and warranties represent and warrant certain facts or information as of a specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such specified date), except for any failures of any of the representations or warranties in the last sentence of Section 3.2(a) and in Sections 3.2(b) (Authority), (c)  (Capitalization), (d) (Options and Warrants to Purchase Shares), (r) (Opinion of Financial Advisor) and (y) (Loans) of this Agreement to be true and correct that, individually or in the aggregate, are de minimis relative to each such representation and warranty, (ii) each of the other representations and warranties of the Company contained in Section 3.2 of this Agreement

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    shall be true and correct (without giving effect to any qualifications or limitations indicated by the words "Material Adverse Effect," "in all material respects," "material," "materially," or other, similar qualifiers or limitations) as of the date of this Agreement and at the Effective Time as if made on and as of such date or time (except (A) to the extent that any such representations and warranties represent and warrant certain facts or information as of a specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such specified date, (B) for changes specifically permitted by this Agreement and (C) for any failures of any such representations and warranties to be so true and correct that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect), and (iii) the Company shall have provided to the Parent, USCo, the Purchaser and US New Opco a certificate of a duly authorized executive officer of the Company certifying to such effect on the Effective Date;

  (b)
  the Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time, and the Company shall have provided to the Parent, USCo, the Purchaser and US New Opco a certificate of a duly authorized executive officer thereof certifying that, as of the Effective Time, the Company has so complied with this condition;

  (c)
  all consents, waivers, permits, exemptions, Orders and approvals of, and any registrations and filings with any Governmental Entity under any Applicable Laws (other than the HSR Act or any other applicable Regulatory Law) and the expiration of any related waiting periods required to permit the completion of the Arrangement, the failure of which to obtain or the non-expiration of which, either individually or in the aggregate, would or would reasonably be expected to prevent or materially impede the completion of the Arrangement, shall have been obtained or received;

  (d)
  since the date of this Agreement, except as contemplated by this Agreement, there shall not have occurred any Company Material Adverse Change;

  (e)
  the Company shall have received the Existing Debt Consent; and

  (f)
  Dissenting Rights shall have been exercised in respect of not more than 10% of the Shares.

5.4  Cooperation

        Each of the Parties hereto will use all commercially reasonable efforts to satisfy each of the conditions precedent to be satisfied by it and take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable under Applicable Laws, to permit the completion of the Arrangement and the other transactions contemplated in this Agreement in accordance with the provisions of this Agreement and to complete and make effective the Arrangement and the other transactions contemplated in this Agreement and to co-operate with each other in connection with the foregoing including, without limitation, preparing and filing as soon as practicable all documentation to effect all necessary undertakings, notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any Governmental Entity or other third party in order to consummate the Arrangement or any of the other transactions contemplated hereby.

5.5  Merger of Conditions

        The conditions set out in Sections 5.1, 5.2 or 5.3 shall be conclusively deemed to have been satisfied, fulfilled or waived upon the filing of the Arrangement Filings at the Effective Time on the Effective Date. The Company hereby acknowledges and agrees that it has no right to file the Arrangement Filings, if any, unless such conditions have been satisfied, fulfilled or waived in writing and the Parent, USCo, the Purchaser and US New Opco, acting reasonably, have consented in writing to such filing.

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ARTICLE 6
INSURANCE AND INDEMNIFICATION

6.1  Indemnification

        The Articles of the Purchaser as of the date of this Agreement are attached hereto as Exhibit 6.1 (the "Purchaser Articles"). The Purchaser Articles shall be the Articles of Amalco, the resulting corporation in the amalgamation pursuant to the Plan of Arrangement. The provisions with respect to indemnification set forth in the Purchaser Articles attached hereto as Exhibit 6.1 (including, without limitation, Part 20 thereof) shall not be amended, repealed or otherwise modified for a period of six (6) years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors, officers or employees of the Company or any Company Subsidiary. In addition, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of such indemnified parties as provided in any indemnification agreements shall be assumed by Amalco, the resulting corporation in the amalgamation pursuant to the Plan of Arrangement, without further action, as of the Effective Time and shall survive the Arrangement and shall continue in full force and effect in accordance with their respective terms.

6.2  Insurance

        (a)   For six (6) years after the Effective Time, the Parent shall provide, or shall cause to be provided, directors' and officers' liability insurance coverage in respect of acts or omissions occurring prior to the Effective Time, including the transactions contemplated by this Agreement, covering each Person currently covered by the Company's directors' and officers' liability insurance policy(ies), and each Person who becomes covered by the Company's directors' and officers' liability insurance policy(ies) prior to the Effective Time, on the same terms as the Company's existing policy(ies) or, if such insurance coverage is unavailable, coverage that is on terms no less favorable to such Persons than those of the Company's existing policy(ies); provided, however, that in satisfying its obligation under this Section 6.2(a), the Parent shall not be obligated to pay annual premiums in excess of two hundred percent (200%) of the aggregate annual premiums that the Company and/or any Company Subsidiaries are paying with respect to the Company's directors' and officers' insurance policy(ies) for the current policy period that includes the date of this Agreement, but in such case the Parent shall purchase, or shall cause to be purchased, as much coverage as possible for such amount. In lieu of maintaining such policies, the Parent may purchase, or cause to be purchased, tail policies to the current directors' and officers' liability insurance policies maintained at such time by the Company, which tail policies (i) will be effective for a period from the Effective Time through and including the date six (6) years after the Effective Time with respect to claims arising from facts or events that existed or occurred prior to or at the Effective Time, and (ii) will contain coverage that is at least as protective to each Person currently covered by the Company's directors' and officers' liability insurance policy(ies), and each Person who becomes covered by the Company's directors' and officers' liability insurance policy(ies) prior to the Effective Time, as the coverage provided by such existing policies; provided, that the Parent shall not be obligated to pay for coverage for any 12-month period with aggregate premiums for insurance in excess of two hundred percent (200%) of the aggregate annual premiums that the Company and/or any Company Subsidiaries are paying with respect to the Company's directors' and officers' insurance policy for the current policy period that includes the date of this Agreement.
        (b)   If the Parent or any of its successors or permitted assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its assets to any Person, then, and in each such case, the Parent shall cause proper provisions to be made so that the successors and assigns of the Parent assume the obligations set forth in this Section 6.2.

Annex B-67

 ARTICLE 7
TERMINATION AND AMENDMENT

7.1  Rights of Termination

        This Agreement may be terminated and the Arrangement may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Shareholder Approval (except as indicated):

  (a)
  by the mutual written consent of the Company, the Parent, USCo, the Purchaser and US New Opco;

  (b)
  By either the Parent or the Company, if the Arrangement shall not have been consummated on or prior to the Termination Deadline; provided, however, that (i) the Termination Deadline shall be automatically extended for a period not to exceed forty-five (45) days to the extent necessary to satisfy the conditions set forth in Section 5.1(e) and Section 5.3(d) and (ii) the right to terminate this Agreement pursuant this Section 7.1(b) shall not be available to any Party that has breached in any material respect its obligations under this Agreement or any of such Party's representations and warranties in any manner that shall have been a substantial cause of, or substantially contributed to, the failure of the Arrangement to be consummated on or before the Termination Deadline;

  (c)
  by the Parent if:

  (i)
  the Company Board shall have withdrawn or modified in a manner adverse to the Parent, USCo, the Purchaser or US New Opco the Company Board Recommendation (including as contemplated by Sections 4.2 and 4.3);

  (ii)
  the Company Board shall have approved, adopted, declared advisable or recommended an Acquisition Proposal; or

  (iii)
  in the event that an Acquisition Proposal structured as a tender or exchange offer for the Shares is commenced by a Person unaffiliated with the Parent and, within ten (10) Business Days after the public announcement of the commencement of such proposed Acquisition Proposal, the Company shall not have issued a public statement (and filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act) reaffirming the Company Board Recommendation and recommending that the Shareholders reject such Acquisition Proposal and not tender any Shares into such tender or exchange offer;

  (d)
  by the Company in order to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with Sections 4.2 and 4.3;

  (e)
  by the Company or the Parent if the Shareholder Approval shall not have been obtained at the Company Meeting;

  (f)
  by the Company, if all of the following shall have occurred and provided that the Company is not then in breach of any of its representations, warranties, covenants or other agreements contained herein: (i) the Parent, USCo, the Purchaser or US New Opco shall have breached or failed to perform in any material respect any of its or their representations, warranties, covenants or other agreements contained in this Agreement, (ii) such breach or failure to perform would entitle the Company not to consummate the Arrangement under Section 5.2(a) or Section 5.2(b) and (iii) such breach or failure to perform is incapable of being cured by the Parent, USCo, the Purchaser or US New Opco prior to the Termination Deadline or, if such breach or failure to perform is capable of being cured by the Parent, USCo or Purchaser prior to the Termination Deadline, the Parent, USCo, the Purchaser or US New Opco shall not

Annex B-68

    have cured such breach or failure to perform within thirty (30) days after receipt of written notice thereof (but no later than the Termination Deadline);

  (g)
  by the Parent, if all of the following shall have occurred and provided that the Parent, USCo, the Purchaser and US New Opco are not then in breach of any of their representations, warranties, covenants or other agreements contained herein: (i) the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, (ii) such breach or failure to perform would entitle the Parent not to consummate the Arrangement under Section 5.3(a) or Section 5.3(b), and (iii) such breach or failure to perform is incapable of being cured by the Company prior to the Termination Deadline or, if such breach or failure to perform is capable of being cured by the Company prior to the Termination Deadline, the Company shall not have cured such breach or failure to perform within thirty (30) days after receipt of written notice thereof (but no later than the Termination Deadline);

  (h)
  by the Company, if any of the conditions set forth in Section 5.1(a) or Section 5.1(c) shall not have been, or if it becomes reasonably apparent that any of such conditions cannot be, fulfilled by the Termination Deadline, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Effective Date;

  (i)
  by the Parent and the Purchaser, if any of the conditions set forth in Section 5.1(a) or Section 5.1(c) shall not have been, or it becomes reasonably apparent that any of such conditions cannot be, fulfilled by the Termination Deadline, unless such failure shall be due to the failure of the Parent, USCo, the Purchaser or US New Opco to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it or them prior to the Effective Date; or

  (j)
  By either the Parent or the Company if (i) an Applicable Law shall have been enacted, entered or promulgated prohibiting the consummation of the Arrangement substantially on the terms contemplated hereby, (ii) an order, judgment, plan, writ, injunction, ruling or decree ("Order") shall have been enacted, entered, promulgated or issued by a Governmental Entity permanently restraining, enjoining or otherwise prohibiting the consummation of the Arrangement substantially on the terms contemplated hereby, and such Order shall have become final and non-appealable; provided, however, that the Party seeking to terminate this Agreement pursuant to this clause (ii) shall have used its commercially reasonable efforts to remove such Order, or (iii) a Governmental Entity shall have failed to issue an Order or take any other action, and such denial of a request to issue such Order or take such other action shall have become final and non-appealable, that is necessary to fulfill the condition set forth in Sections 5.1(a), (c) or (e) , Section 5.2(c) or Section 5.3(c); provided, however, that the right to terminate this Agreement pursuant to this clause (iii) shall not be available to any Party whose failure to comply with Section 4.6 has been a substantial cause of, or substantially contributed to, such inaction; and, provided further, that the right to terminate this Agreement pursuant to this Section 7.1(j) shall apply only if the Applicable Law, Order or act or omission of the Governmental Entity, as the case may be, shall have caused the failure of any condition set forth in Article 5 to be satisfied and the Party hereto entitled to rely on such condition shall not elect to waive such condition.

7.2  Effect of Termination

  (a)
  A Party desiring to terminate this Agreement pursuant to Section 7.1 above shall deliver written notice of such termination to each other Party or Parties hereto specifying with particularity the reason for such termination, and such termination, if valid, will be effective

Annex B-69

    immediately upon delivery of such written notice. If this Agreement is terminated pursuant to Section 7.1 above, it (other than as set forth in Section 4.9, this Section 7.2 and Article 8, which provisions shall survive such termination) will become void and of no further force and effect, with no liability on the part of any Party to this Agreement (or any Representative of such Party), except that (i) if applicable, the Parent will be entitled to the Company Termination Fee described in Section 7.2(b) below, and (ii) if applicable, the Company will be entitled to the Purchaser Termination Fee described in Section 7.2(c) below.

  (b)
  In the event of termination (i)(A) by the Parent pursuant to Section 7.1(c) or by the Company pursuant to Section 7.1(d), the Company will pay to the Parent as soon as reasonably practicable (and in any event, within three (3) Business Days following such termination) by wire transfer of same day funds the Company Termination Fee, or (B) by the Parent pursuant to Section 7.1(g) or by either Party (as applicable) under Section 7.1(e), Section 7.1(h) or Section 7.1(i) and, in any of the foregoing circumstances, if prior to the eighteen month anniversary of such termination, the Company consummates a transaction contemplated by an Acquisition Proposal that was received by the Company prior to the termination of this Agreement, the Company will pay to the Parent as soon as reasonably practicable (and in any event within three (3) Business Days following the consummation of such transaction) by wire transfer of same day funds the Company Termination Fee, and (ii) by the Parent pursuant to Section 7.1(g), the Company will pay to the Parent as soon as reasonably practicable (and in any event within three (3) Business Days following such termination) by wire transfer of same day funds the Company Termination Fee. Notwithstanding anything to the contrary in this Agreement other than the next succeeding sentence, the Parent's, USCo's and the Purchaser's right to terminate this Agreement pursuant to Section 7.1 above and receive payment of the Company Termination Fee pursuant to this Section 7.2(b) shall be the sole and exclusive remedy of the Parent, USCo, the Purchaser and US New Opco or any of their Affiliates for monetary damages against the Company and the Company Subsidiaries, or any of their respective Affiliates or any of their respective Representatives, for any and all damages, liabilities, losses, costs or expenses of any nature whatsoever that may be suffered based upon, resulting from or arising out of the circumstances giving rise to such termination, and upon payment of the Company Termination Fee in accordance with this Section 7.2(b), none of the Company and the Company Subsidiaries, or any of their respective Affiliates or any of their respective Representatives, shall have any further liability or obligation relating to or arising out of this Agreement or any of the agreements, certificates, or documents contemplated hereby or the transactions contemplated by this Agreement or any of the agreements, certificates, or documents contemplated hereby. In no event shall the Parent, USCo, the Purchaser or US New Opco seek any money damages or any other recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, other than the Company Termination Fee, but the foregoing will not eliminate or limit the right of the Parent, USCo and Purchaser to seek equitable relief pursuant to the terms of Section 7.6(a) of this Agreement or seek damages for fraud or willful breach. In no event will more than one Company Termination Fee be due and owing.

  (c)
  In the event of termination by the Company pursuant to Section 7.1(f), the Parent will pay to the Company as soon as reasonably practicable (and in any event within three (3) Business Days following such termination) by wire transfer of same day funds the Purchaser Termination Fee. Notwithstanding anything to the contrary in this Agreement other than the next succeeding sentence, the Company's right to terminate this Agreement pursuant to Section 7.1(f) above and receive payment of the Purchaser Termination Fee pursuant to this Section 7.2(c) shall be the sole and exclusive remedy of the Company or any of its Affiliates against the Parent, USCo, the Purchaser or US New Opco, or any of their respective Affiliates or any of their respective Representatives, for any and all damages, liabilities, losses, costs or

Annex B-70

    expenses of any nature whatsoever that may be suffered based upon, resulting from or arising out of the circumstances giving rise to such termination, and upon payment of the Purchaser Termination Fee in accordance with this Section 7.2(c), none of the Parent, USCo, the Purchaser or US New Opco, or any of their respective Affiliates or any of their respective Representatives, shall have any further liability or obligation relating to or arising out of this Agreement or any of the agreements, certificates, or documents contemplated hereby or the transactions contemplated by this Agreement or any of the agreements, certificates, or documents contemplated hereby. In no event shall the Company seek any money damages or any other recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, other than the Purchaser Termination Fee; provided, however, that, subject to Section 7.6, the foregoing shall not eliminate or limit the right of the Company to seek and obtain equitable relief of any kind or seek damages for fraud or willful breach. In no event will more than one Purchaser Termination Fee be due and owing.

  (d)
  For purposes of this Agreement, "Company Termination Fee" will mean an amount equal to US $6,000,000 and "Purchaser Termination Fee" will mean an amount equal to US $6,000,000. In the event any Company Termination Fee, Purchaser Termination Fee or Purchaser Fee is not paid when due, the Party obligated to pay such amount will additionally pay interest from such due date at a rate per annum equal to the "prime rate" (as published by the Wall Street Journal, Eastern Edition) in effect on the date on which such payment was required to be made.

  (e)
  Each Party acknowledges that the Company Termination Fee and Purchaser Termination Fee amounts set forth in Section 7.2(b) and Section 7.2(c) above will constitute payment of liquidated damages which are a genuine pre-estimate of the damages which the Party in question will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty. Each Party irrevocably waives any right it may have to raise as a defense that any such liquidated damages are excessive or punitive.

7.3  Termination Deadline

        If the Effective Date does not occur on or before the Termination Deadline, this Agreement will terminate on notice by a Party hereto to the other Parties hereto. The right to terminate this Agreement under this Section 7.3 shall not be available to any Party hereto whose action or failure to act has been a substantial cause of or resulted in the failure of the Effective Date to occur on or before the Termination Deadline and such action or failure to act constitutes a breach of this Agreement. Notwithstanding the foregoing, if this Agreement has not previously been validly terminated in accordance with the provisions of this Section 7.3, any Party shall have the right, in their sole discretion, upon written notice to the other Parties in advance of the Termination Deadline to extend the Termination Deadline for a period of ten (10) days beyond the Termination Deadline (the "Revised Termination Deadline") and the other Parties shall not be entitled to terminate this Agreement under this Section 7.3 until the expiration of such Revised Termination Deadline.

7.4  Amendment

        This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of all of the Parties hereto (and not by an email or series of emails, and in the case of the Parent signed in blue ink by John F. Barry III as Chief Executive Officer of the Parent or M. Grier Eliasek as Chief Operating Officer of the Parent, or the successor of either of them, and in the case of the Company signed in blue ink by Peter L. Vosotas as President and Chief Executive Officer of the Company or Ralph T. Finkenbrink as Senior Vice President—Finance and Chief

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Financial Officer of the Company, or the successor of either of them), and any such amendment may, subject to the Interim Order and the Final Order and Applicable Laws, without limitation:

  (a)
  change the time for the performance of any of the obligations or acts of any of the Parties hereto;

  (b)
  waive any inaccuracies or modify any representations or warranty contained herein or in any document delivered pursuant hereto;

  (c)
  waive compliance with or modify any of the covenants herein contained and waive or modify the performance of any of the obligations of any of the Parties hereto; or

  (d)
  waive compliance with or modify any mutual conditions precedent herein contained.

7.5  Waiver

        At any time prior to the Effective Date, subject to Section 8.10, any Party hereto may:

  (a)
  extend the time for the performance of any of the obligations or other acts of the other Parties hereto; or

  (b)
  waive compliance with any of the covenants or agreements of the other Parties hereto or with any conditions to its own obligations, but in each case only to the extent such obligations, agreements and conditions are intended for its benefit.

7.6  Remedies

  (a)
  The Parties acknowledge and agree that an award of money damages is not available for certain breaches of this Agreement by the Company or its Representatives and that such breaches may cause the Parent, USCo, the Purchaser and US New Opco irreparable harm. Accordingly, the Company agrees that, only so long as this Agreement has not been terminated in accordance with the terms of Sections 7.1 or 7.3 hereof, the Parent, USCo, the Purchaser and US New Opco will be entitled to specific performance by the Company of any affirmative covenant or obligation of the Company, or an injunction prohibiting any actual or threatened breach by the Company of any negative or prohibitory covenant or obligation of the Company (i) under Section 4.2 or Section 4.3 of this Agreement, or (ii) which non-performance or breach would reasonably be expected to prevent or materially impede or delay the consummation of the Arrangement pursuant to this Agreement.

  (b)
  In the event that the Parent, USCo, the Purchaser and US New Opco are entitled to specific performance or an injunction pursuant to Section 7.6(a) of this Agreement, the Company agrees that it will not oppose the granting of such relief on the basis that the Parent, USCo, the Purchaser and US New Opco have an adequate remedy at law or an award of specific performance or injunction is not an appropriate remedy for any reason at law or equity. Except as set forth in Section 7.6(a) and the preceding sentence of this Section 7.6(b), the Parties agree that the Parent, USCo, the Purchaser and US New Opco shall not be entitled to an injunction, specific performance or other equitable relief to prevent breaches of this Agreement or to enforce specifically the terms hereof.

  (c)
  Notwithstanding Section 7.6(a), it is acknowledged and agreed that the Company shall be entitled to seek specific performance of the Purchaser's obligation pursuant to the terms of this Agreement, to cause the Purchaser to consummate the Arrangement, only in the event that each of the following conditions has been satisfied: (i) all of the conditions in Sections 5.1, 5.2 and 5.3 (other than those conditions that, by their terms, are to be satisfied at the Effective Time or the failure of which to be satisfied, is caused by a material breach by the Parent, USCo, the Purchaser or US New Opco of its representations, warranties,

Annex B-72

    covenants or agreements contained in this Agreement), and (ii) the Parent, USCo, the Purchaser and US New Opco fail to complete the Arrangement in accordance with Article II. Under no circumstance shall the Company be permitted or entitled to receive both a grant of specific performance that results in the Arrangement being consummated and the payment of the Parent Termination Fee.

ARTICLE 8
GENERAL

8.1  Notice

        (a)   Subject to Section 8.1(c) below, all notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by overnight courier service, by certified or registered mail, by telefacsimile or by email (in portable document format ("pdf") or tagged image file format ("TIFF")) as follows:

      To the Parent, USCo, the Purchaser or US New Opco:

        Prospect Capital Corporation
        10 East 40th Street, 44th Floor
        New York, New York 10016
        Attention:      General Counsel, Theodore V.
        Fowler and Christopher A. Johnson
        Fax: 212-448-9652
        Email:            fax@prospectstreet.com
                 pl@prospectstreet.com
                 tfolwer@prospectstreet.com
                 cjohnson@prospectstreet.com
                 jbarry@prospectstreet.com
                 grier@prospectstreet.com

      with a copy (not constituting notice) to:

        Skadden Arps Slate Meagher & Flom LLP
        4 Times Square
        New York, NY 10036
        Attention: Richard T. Prins
        Fax: 1 917 777 2790
        Email: richard.prins@skadden.com

      To the Company:

        Nicholas Financial, Inc.
        2454 McMullen Booth Road, Building C
        Clearwater, Florida 33759
        Fax: 1 727 726 2140
        Attention:      Peter L. Vosotas
                                 Ralph T. Finkenbrink

      with a copy to (which copy shall not constitute notice):

        Foley & Lardner LLP
        321 North Clark Street, Suite 2800
        Chicago, IL 60654
        Fax: (312) 832-4700
        Attention: Todd B. Pfister, Esq.

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        (b)   Any Party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other Parties hereto in accordance with Section 8.1(a) above.

        (c)   All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) in the case of notices and other communications delivered by hand or overnight courier service, upon actual receipt thereof, (ii) in the case of notices and other communications delivered by certified or registered mail, upon the earlier of actual delivery and the third Business Day after the date deposited in the U.S. mail with postage prepaid and properly addressed, provided, that no notice or communication to the Parent pursuant to this sub-clause (ii) shall be effective until actually received by the Parent, (iii) in the case of notices and other communications delivered by telefacsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefacsimile was sent indicating that the telefacsimile was sent in its entirety to the recipient's telefacsimile number and (iv) in the case of notices and other communications delivered by email, upon receipt by the sender of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, a return email or other written acknowledgement), provided, that no notice or communication to the Parent pursuant to this sub-clause (iv) shall be effective until receipt by the sender of written confirmation of receipt affirmatively initiated by the Parent, as applicable; provided, however, that in each case, if a notice or other communication would be deemed to have been given in accordance with the foregoing at any time other than during the recipient's normal business hours on a Business Day for such recipient, such notice or other communication shall not be deemed given earlier than on the next succeeding Business Day for such recipient; and provided, further, that no notice to the Parent shall be effective until delivered by at least two, not one, of the methods described in sub-clauses (i) through (iv) above.

        (d)   Each Party acknowledges and agrees that the use of electronic transmission in general, and email in particular, is not necessarily secure and that there are risks associated with the use thereof, including risks of interception, disclosure and abuse, and each indicates it assumes and accepts such risks by hereby authorizing the use of electronic transmission.

8.2  Binding Effect

        This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

8.3  No Assignment

        This Agreement may not be assigned by any Party hereto without the prior written consent of the other Parties hereto.

8.4  Entire Agreement

        This Agreement (including the schedules, documents and instruments referred to herein, including the Confidentiality Agreement) constitutes the entire agreement between the Parties hereto and supersedes all other prior agreements, negotiations, discussions, understandings and undertakings, both written and oral, between the Parties hereto relating to the subject matter hereof. There are no unwritten or oral agreements between the Parties.

8.5  Severability

        If any provision of this Agreement, or the application thereof, is determined for any reason and to any extent to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons and circumstances shall remain in full force and effect, provided that the

Annex B-74

legal or economic substance of the transactions contemplated hereby is not thereby affected in a manner adverse to any of the Parties hereto. Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. In lieu of such invalid or unenforceable provision, the Parties hereto will negotiate in good faith to add automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

8.6  Counterpart Executions and Facsimile Transmissions

        This Agreement may be executed in two or more counterparts, each of which when delivered (whether in originally executed form or by facsimile transmission) shall be deemed to be an original and all of which together shall constitute one and the same document.

8.7  Fees and Expenses

        Except as otherwise expressly set forth herein, and whether or not the Arrangement is consummated, each Party hereto shall be responsible for its own fees and expenses relating to the Arrangement and the other transactions contemplated herein (including, without limitation, fees of professional advisers, including legal counsel and auditors), except that the filing fee in connection with any filing made under the HSR Act and all other applicable Regulatory Laws shall be paid equally by the Parent and the Company.

8.8  Investigation

  (a)
  Any investigation by a Party hereto and its advisers shall not mitigate, diminish or affect the representations and warranties of the other Parties hereto contained in this Agreement or any document or certificate given pursuant thereto. The Parent, USCo, the Purchaser and US New Opco acknowledge the receipt of the Company Disclosure Schedule, and the Company acknowledges the receipt of the Buyer Disclosure Schedule.

  (b)
  Each of the Parent, USCo, the Purchaser and US New Opco acknowledges that, except for the matters that are expressly covered by the provisions of this Agreement, it is relying on its own investigation and analysis in entering into this Agreement and consummating the transactions contemplated hereby, including the Arrangement. Each of the Parent, USCo, the Purchaser and US New Opco is an informed and sophisticated participant in the transactions contemplated hereby and has undertaken such investigation, and has been provided with and has evaluated such documents and information, as it deemed necessary in connection with the execution, delivery and performance of this Agreement. In connection with the Parent, USCo, the Purchaser and US New Opco's investigation of the Company and the Company Subsidiaries, the Parent, USCo, the Purchaser and US New Opco received certain projections, including (without limitation) projected statements of operating revenues and income from operations of the Company's and the Company Subsidiaries' business and certain business plan information. The Parent, USCo, the Purchaser and US New Opco acknowledge that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that the Parent, USCo, the Purchaser and US New Opco are familiar with such uncertainties and that the Parent, USCo, the Purchaser and US New Opco are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it, including, without limitation, the reasonableness of the assumptions underlying such estimates, projections and forecasts. Accordingly, the Parent, USCo, the Purchaser and US New Opco hereby acknowledge that the Company is making no representation or warranty with respect to such estimates, projections

Annex B-75

    and other forecasts and plans, including, without limitation, the reasonableness of the assumptions underlying such estimates, projections and forecasts. Nothing contained in this Section 8.8(b) will be construed as a waiver by the Parent, USCo or Purchaser of claims for fraud.

8.9  Further Assurances

        The Parties hereto will do all such farther acts and things and will execute such farther documents and agreements as may be necessary to give effect to the terms and conditions of this Agreement.

8.10  Waiver

        Any waiver or release of any of the provisions of this Agreement, to be effective, must be a formal written instrument signed (and not by an email or series of emails) by the Party against whom such waiver is sought; provided, that in the case of the Parent, USCo, the Purchaser or US New Opco, such waiver must be signed in blue ink by John F. Barry III as Chief Executive Officer of the Parent or M. Grier Eliasek as Chief Operating Officer of the Parent, or the successor of either of them, and in the case of the Company signed in blue ink by Peter L. Vosotas as President and Chief Executive Officer of the Company or Ralph T. Finkenbrink as Senior Vice President—Finance and Chief Financial Officer of the Company, or the successor of either of them. A Party's failure to insist at any time upon strict compliance with this agreement or with any of the terms of the agreement or any continued course of such conduct on its part will not constitute or be considered a waiver by such Party of any of its rights or privileges. A waiver or consent, express or implied, of or to any breach or default by any Party in the performance by that Party of its obligations with respect to the agreement is not a waiver or consent of or to any other breach or default in the performance by that party of the same or any other obligations of that Party.

8.11  Governing Law

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (U.S.A.), except to the extent that the laws of the Province of British Columbia, Canada and the laws of Canada are mandatorily applicable. Each of the Parties hereto irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Delaware (U.S.A.) and the Province of British Columbia, Canada.

8.12  Parties in Interest

        Except with respect to Sections 6.1 and 6.2 (which are intended to be for the benefit of the Persons identified therein, and may be enforced by such Persons), this Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

[Remainder of page intentionally left blank]

Annex B-76

        IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first above written.

PROSPECT CAPITAL CORPORATION (the "Parent")
By:	/s/ M. GRIER ELIASEK
	Name:	M. Grier Eliasek
	Title:	President and COO
WATERSHED ACQUISITION LP ("USCo")
By:	/s/ THEODORE V. FOWLER
	Name:	Theodore V. Fowler
	Title:	President
0988007 B.C. UNLIMITED LIABILITY COMPANY (the "Purchaser")
By:	/s/ THEODORE V. FOWLER
	Name:	Theodore V. Fowler
	Title:	President
WATERSHED OPERATING LLC
By:	/s/ THEODORE V. FOWLER
	Name:	Theodore V. Fowler
	Title:	President
NICHOLAS FINANCIAL, INC. (the "Company")
By:	/s/ PETER L. VOSOTAS
	Name:	Peter L. Vosotas
	Title:	President and CEO

Annex B-77

SCHEDULE A

ARRANGEMENT RESOLUTION

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

  1.
  The Arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the "Arrangement") substantially as set forth in the Plan of Arrangement attached as Schedule B to the Arrangement Agreement dated as of December 17, 2013 (the "Arrangement Agreement") by and among Nicholas Financial, Inc., a company existing under the laws of British Columbia, Canada (the "Company"), Prospect Capital Corporation, a corporation existing under the laws of Maryland (the "Parent"), Watershed Acquisition LP, a limited partnership existing under the laws of Delaware and a wholly-owned subsidiary of the Parent ("USCo"), 0988007 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada, and a wholly-owned subsidiary of USCo (the "Purchaser"), and Watershed Operating LLC, a limited liability company existing under the laws of Delaware, and an indirect wholly-owned subsidiary of the Parent ("US New Opco" and, collectively with the Parent, USCo and the Purchaser, the "Buyers"), and as described in the Information Circular of the Company dated December 17, 2013 is hereby adopted and approved, and the Board of Directors of the Company ("Board") be and is hereby authorized to amend or revise the Arrangement in its discretion to the extent permitted by the Arrangement Agreement without further approval of the securityholders of the Company;

  2.
  The Arrangement Agreement is hereby ratified, confirmed and approved, and the Board be and is hereby authorized to amend or revise the Arrangement Agreement in its discretion to the extent permitted therein without further approval of the securityholders of the Company;

  3.
  Notwithstanding that the Arrangement has received the approval of the Supreme Court of British Columbia and the securityholders of the Company, the Board may, subject to the terms of the Arrangement, amend or decide not to proceed with the Arrangement or revoke this resolution at any time prior to the filing of the documents giving effect to the Arrangement, without further notice to or approval of the securityholders of the Company; and

  4.
  Any one director or officer of the Company is hereby authorized to do all such acts and things and execute and file with all required regulatory authorities all other documents and instruments necessary or desirable to carry out this resolution, including as may be applicable the Supreme Court of British Columbia, the Registrar of Companies for British Columbia, the U.S. Securities and Exchange Commission, and NASDAQ.

Annex B-78

 Schedule B
Form of Plan of Arrangement
UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1    Definitions

        In this Plan of Arrangement, unless the context otherwise requires, the following terms shall have the following meanings:

  (a)
  "Amalco" means the corporation resulting from the amalgamation of the Purchaser and the Company contemplated by this Plan of Arrangement;

  (b)
  "Amalgamation Application" means the Form 13 Amalgamation Application, which is required to be filed with the Registrar along with the Final Order and the Plan of Arrangement in order to effect the Amalgamation under the BCBCA;

  (c)
  "Amalgamation" means the amalgamation of the Company and the Purchaser;

  (d)
  "Arrangement" means the arrangement under the provisions of Section 288 of the Business Corporations Act (British Columbia), on the terms and conditions set forth in this Plan of Arrangement, subject to any amendment or supplement made hereto in accordance herewith and the Arrangement Agreement or made at the direction of the Court in the Final Order;

  (e)
  "Arrangement Agreement" means the Arrangement Agreement, dated as of December 17, 2013, by and among the Parent, USCo, the Purchaser, US New Opco and the Company, including the schedules and other attachments thereto, as the same may be supplemented or amended from time to time;

  (f)
  "Articles of Arrangement" means the articles of amalgamation of Amalco to be filed after the Final Order is made, which shall be in form and content satisfactory to the Company and the Purchaser, acting reasonably;

  (g)
  "Arrangement Resolution" means the resolution of the Company Securityholders approving the Arrangement to be considered at the Company Meeting;

  (h)
  "BCBCA" means the Business Corporations Act (British Columbia), as amended;

  (i)
  "Business Day" means a day which is not a Saturday, Sunday or a civic or statutory holiday in Clearwater, Florida, or Vancouver, British Columbia;

  (j)
  "Certificate of Amalgamation" means the certificate of amalgamation to be issued with respect to the Amalgamation, as part of the Arrangement;

  (k)
  "Company" means Nicholas Financial, Inc., a company existing under the laws of British Columbia, Canada;

  (l)
  "Company Meeting" means the special meeting of the Company Securityholders, including any adjournment or adjournments or postponement or postponements thereof, to be held in accordance with the Interim Order to consider the Arrangement Resolution;

  (m)
  "Company Securityholders" means, collectively, the Optionholders and the Shareholders;

  (n)
  "Company Stock Option Plans" means (i) the 2006 Nicholas Financial, Inc. Equity Incentive Plan, (ii) the 1999 Nicholas Financial, Inc. Non-Employee Director Stock Option Plan and (iii) the 1999 Nicholas Financial, Inc. Employee Stock Option Plan;

Annex B-79

  (o)
  "Court" means the Supreme Court of British Columbia;

  (p)
  "Depositary" means Computershare Investor Services Inc., or such other depositary as may be designated in writing by the Company and the Purchaser for the purposes of the Arrangement;

  (q)
  "Dissent Rights" has the meaning ascribed thereto in Section 4.1;

  (r)
  "Dissenting Shareholder" means a registered Shareholder who has validly exercised his, her or its Dissent Rights in accordance with Article 4;

  (s)
  "Dissenting Optionholder" means an Optionholder who has validly exercised his, her or its Dissent Rights in accordance with Article 4;

  (t)
  "Effective Date" means the Business Day following the date on which all conditions precedent to the completion of the Arrangement as set out in Article 5 of the Arrangement Agreement have been satisfied or waived in accordance with the provisions of this Agreement and the Arrangement Agreement as the Parties hereto may agree, which shall be the date set forth on the Certificate of Amalgamation, as specified in the Amalgamation Application;

  (u)
  "Effective Time" means the effective time of the Arrangement appearing on the Amalgamation Application, or such other time as the Purchaser and the Company may agree;

  (v)
  "Final Order" means the final order of the Court approving the Arrangement, as such order may be amended by the Court (with the consent of the Company and the Purchaser) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

  (w)
  "Interim Order" means the interim order of the Court providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, supplemented or varied by the Court;

  (x)
  "Letter of Transmittal" means the letter of transmittal sent by the Depositary to Shareholders providing for the delivery of the certificates representing their Shares to the Depositary;

  (y)
  "Lien" means any mortgage, lien, hypothecation, security interest, pledge or other encumbrance, charge or adverse right or claim, defect of title, restriction or other right of third parties;

  (z)
  "Meeting Date" means the date of the Company Meeting;

  (aa)
  "NASDAQ" means the NASDAQ Global Select Market;

  (bb)
  "Option Consideration" means in respect of each Option, a cash amount, equal to the amount, if any, by which (i) the product obtained by multiplying (x) the number of Shares underlying such Option by (y) US$16.00, exceeds (ii) the aggregate exercise price payable under such Option by the Optionholder to acquire the Shares underlying such Option;

  (cc)
  "Optionholders" means holders of the Options;

  (dd)
  "Options" means the outstanding options to acquire Shares which have been issued pursuant to the Company Stock Option Plans, whether or not vested;

  (ee)
  "Parent" means Prospect Capital Corporation, a corporation existing under the laws of Maryland;

  (ff)
  "Parent Shares" means the common shares, par value $0.001, of the Parent;

  (gg)
  "Plan of Arrangement" means this plan of arrangement as amended or varied from time to time in accordance herewith and the Arrangement Agreement;

Annex B-80

  (hh)
  "Purchaser" means 0988007 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia;

  (ii)
  "Registrar" means the Registrar of Companies under the BCBCA;

  (jj)
  "Share Consideration" means, in respect of each Share, the number of Parent Shares (or fraction thereof) determined by dividing US$16.00 by the VWAP of a Parent Share for the twenty (20) Trading Days prior to and ending on the Trading Day immediately preceding the Effective Time;

  (kk)
  "Shareholders" means holders of Shares;

  (ll)
  "Shares" means the Common Shares, without par value, of the Company, which the Company is authorized to issue as presently constituted;

  (mm)
  "Trading Day" means any day for which quotations are available on NASDAQ;

  (nn)
  "USCo" means Watershed Acquisition LP;

  (oo)
  "US New Opco" means Watershed Operating LLC; and

  (pp)
  "VWAP" means, for any date or range of dates, the volume-weighted average price of a Parent Share for such date or range of dates (or the nearest preceding date) on the NASDAQ, as displayed under the heading "Bloomberg VWAP" on Bloomberg Financial L.P. in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such date(s).

        Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.2    Singular, Plural, etc.

        In this Plan of Arrangement, unless the context requires otherwise, words importing the singular number include the plural and vice versa, and words importing gender include all genders and neuter, and words importing persons shall include individuals, partnerships, associations, corporations, funds, unincorporated organizations, governments, regulatory authorities and other entities. The word "including", when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or mailer set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope.

1.3    Headings, etc.

        The division of this Plan of Arrangement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless otherwise stated, all references in this Plan of Arrangement to an Article, Section, subsection and paragraph refer to the Article, Section, subsection and paragraph, respectively, bearing that designation in this Plan of Arrangement.

1.4    Date of Any Action

        If the date on which any action is required to be taken hereunder by any of the parties is not a Business Day, that action will be required to be taken on the next succeeding day which is a Business Day.

Annex B-81

1.5    Currency

        Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of the United States.

1.6    References to Statutes

        Any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or the regulations in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulations.

ARTICLE 2
ARRANGEMENT AGREEMENT

        This Plan of Arrangement is made pursuant to, and is subject to, and forms part of, the Arrangement Agreement and will become effective at the Effective Time and be binding upon the Parent, USCo, the Purchaser, US New Opco, the Company and the Company Securityholders.

ARTICLE 3
ARRANGEMENT

3.1    Arrangement

        At the Effective Time, the following transactions shall occur and shall be deemed to occur in the following sequence without any further act or formality by the Company, the Parent, USCo, the Purchaser, US New Opco or any other person:

  (a)
  At the Effective Time:

  (i)
  the Purchaser shall subscribe for such number of Shares as is equal to the aggregate Option Consideration payable for all Options for which Dissent Rights are not exercised divided by US$16.00, for US$16.00 per Share, and the securities register of the Company shall be updated accordingly;

  (ii)
  each Option granted and outstanding immediately prior to the Effective Time (excluding the Options held by Dissenting Optionholders who are ultimately determined to be enabled to be paid the fair value of the Option in respect of which they have exercised their Dissent Rights) shall be deemed to be cancelled, without the need for any further act or formality, in exchange for a cash payment from the Company equal to the Option Consideration (if any) in respect of such Option;

  (iii)
  with respect to each such Option, the holder thereof will cease to be the holder thereof or to have any rights as a holder in respect of such Option or under the applicable Company Stock Option Plan and the name of the holder thereof will be removed from the applicable securities register of the Company with respect to such Option; and

  (iv)
  each of the Company Stock Option Plans and each of the Options contemplated in this Section 3.1(a) will be cancelled;

  (b)
  Each of (i) the outstanding Shares held by Dissenting Shareholders who are ultimately determined to be entitled to be paid by the Purchaser the fair value of the Shares in respect of which they have exercised their Dissent Rights shall be deemed to be irrevocably transferred to the Purchaser (free and clear of any Liens) and such Dissenting Shareholders shall cease to have any rights as shareholders of the Company other than the right to be paid the fair value of their Shares in accordance with Article 4; and (ii) the outstanding Options held by Dissenting Optionholders who are ultimately determined to be entitled to be paid by

Annex B-82

    the Purchaser the fair value of the Options in respect of which they have exercised their Dissent Rights shall be deemed to be irrevocably transferred to the Purchaser, and to the extent necessary to effect the transfer of such Options by a Dissenting Optionholder to the Purchaser, the Company Stock Option Plans and the options agreements with respect to such Options shall be amended to permit such transfer to the Purchaser without the need for any further act or formality, and such Dissenting Optionholders shall cease to have any rights as optionholders of the Company other than the right to be paid the fair value of their Options in accordance with Article 4;

  (c)
  At the same time as the step contemplated by Section 3.1(b), with respect to each Share or Option:

  (i)
  the Dissenting Shareholder or Dissenting Optionholder who was the registered holder of such Share or Option immediately prior to the Effective Time will cease to be the holder of such Share or Option and the name of such Dissenting Shareholder or Dissenting Optionholder will be removed from the securities register of the Company with respect to such Share or Option; and

  (ii)
  legal and beneficial title to such Share will vest in the Purchaser and the Purchaser will be, and be deemed to be, the transferee and the legal and beneficial owner (free and clear of any Liens) of such Share and will be entered in the securities register of the Company as the sole holder of such Share;

  (d)
  Each of the outstanding Shares (excluding the Shares held by Dissenting Shareholders who are ultimately determined to be entitled to be paid the fair value of the Shares in respect of which they have exercised their Dissent Rights and any Shares held, directly or indirectly, by the Purchaser immediately prior to the Effective Time) will be, and be deemed to be, irrevocably transferred to the Purchaser in exchange for Parent Shares from or on behalf of the Purchaser in an amount equal to the Share Consideration;

  (e)
  At the same time as the step contemplated by Section 3.1(d), with respect to each Share transferred to the Purchaser:

  (i)
  the Shareholder who was the registered holder of such Share immediately prior to the Effective Time will cease to be the holder of such Share and the name of such Shareholder will be removed from the securities register of the Company with respect to such Share; and

  (ii)
  legal and beneficial title to such Share will vest in the Purchaser and the Purchaser will be, and be deemed to be, the transferee and the legal and beneficial owner (free and clear of any Liens) of such Share and will be entered in the securities register of the Company as the sole holder of such Share;

  (f)
  each Option held by the Purchaser pursuant to the operation of Section 3.1(b) above (if any) shall be transferred to the Company and cancelled in exchange for such number of Shares having a fair market value equal to the Option Consideration in respect of such Options;

  (g)
  the stated capital maintained by the Company in respect of the issued and outstanding Shares shall be reduced to an aggregate of CAD$1.00 without any repayment of capital in respect thereof;

Annex B-83

  (h)
  The Purchaser and the Company shall amalgamate to form Amalco and shall continue as an unlimited liability company under the BCBCA and unless and until otherwise determined in the manner permitted or required by the BCBCA or otherwise by law, by Amalco or by its directors or shareholders with the following effects:

  (i)
  the issued and outstanding Shares of the Company shall be cancelled without any repayment of capital in respect thereof;

  (ii)
  the articles of amalgamation of Amalco shall be the same as the articles of incorporation of the Purchaser;

  (iii)
  the issued and outstanding share capital and the stated capital of Amalco shall be the same as the issued and outstanding share capital and stated capital of the Purchaser;

  (iv)
  the name of Amalco shall be "Nicholas Financial, ULC";

  (v)
  the property of the Company and the Purchaser will continue to be the property of Amalco;

  (vi)
  the first directors of Amalco shall be same as the directors of the Purchaser as shown in the Amalgamation Application; and

  (vii)
  the registered and records offices of Amalco shall be the same as the registered and records offices of the Purchaser as shown in the Amalgamation Application;

  (viii)
  Amalco will continue to be liable for the obligations of the Company and the Purchaser including, but not limited to:

  a.
  any change of control obligations;

  b.
  all costs and expenses associated with the cessation of business by the Company;

  c.
  any brokerage fees payable by the Company; and

  d.
  any expenses associated with the transactions contemplated herein;

  (ix)
  An existing cause of action, claim or liability to prosecution relating to the Company and the Purchaser will be unaffected by the Amalgamation; and

  (x)
  A civil, criminal or administrative action or proceeding pending by or against the Company or the Purchaser may be continued or prosecuted by or against Amalco;

provided that none of the foregoing in Sections 3.1(a) to (h) above will occur or be deemed to occur unless all of the foregoing occurs.

ARTICLE 4
RIGHTS OF DISSENT

4.1    Rights of Dissent

        Each Shareholder and Optionholder may exercise rights of dissent ("Dissent Rights") pursuant to and in the manner set forth in Section 242 of the BCBCA, the Interim Order and this Section 4.1 (the "Dissent Procedures") in connection with the Arrangement; provided that, notwithstanding Section 242(3) of the BCBCA, the written objection to the Arrangement Resolution referred to in Section 242(3) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) on the last business day preceding the Meeting Date. Shareholders and Optionholders who duly exercise such Dissent Rights and who:

  (a)
  are ultimately determined to be entitled to be paid in cash the fair value by the Purchaser for the Shares or Options, as applicable, in respect of which they have validly exercised Dissent

Annex B-84

    Rights will be deemed to have irrevocably transferred such Shares or Options (as noted in Section 3.1(b) above, to the extent necessary to effect the transfer of such Options by a Dissenting Optionholder to the Purchaser, the Company Stock Option Plans and the options agreements with respect to such Options shall be amended to permit such transfer to the Purchaser without the need for any further act or formality), as applicable, to the Purchaser (free and clear of any Liens), pursuant to Section 3.1(c) as of the Effective Time; or

  (b)
  are ultimately not entitled, for any reason, to be paid fair value by the Purchaser for the Shares or Options or if such fair value is equal to the Option Consideration, as applicable, in respect of which they have exercised Dissent Rights will be deemed to have participated in the Arrangement on the basis set forth in Section 3.1(a) or 3.1(d), as applicable, on the same basis as the Shareholders or Optionholders who did not exercise Dissent Rights and will be deemed to have irrevocably transferred such Shares to the Purchaser (free and clear of any Liens) and to have such Options cancelled pursuant to Section 3.1(a), or (e), as applicable, as of the Effective Time; and

  (c)
  but in no case will the Company, the Purchaser, the Parent or USCo, or any other person, including the Depositary, be required to recognize any Dissenting Shareholder or Dissenting Optionholder as a holder of Shares or Options, as applicable, after the Effective Time, and the names of each Dissenting Shareholder and Dissenting Optionholder will be removed from the securities register of the Company at the Effective Time. For greater certainty, and in addition to any other restriction under Section 242 of the BCBCA, neither (i) Optionholders who vote, or who have instructed a proxyholder to vote, in favor of the Arrangement Resolution, shall be entitled to exercise Dissent Rights; nor (ii) Shareholders who vote, or who have instructed a proxyholder to vote, in favor of the Arrangement Resolution, shall be entitled to exercise Dissent Rights.

ARTICLE 5
DELIVERY OF SHARES AND OPTIONS

5.1    Delivery of Consideration

  (a)
  At or before the Effective Time, the Company, the Purchaser, the Parent, USCo and US New Opco shall enter into an agreement with the Depositary, which agreement shall provide that the Purchaser, the Parent, USCo and US New Opco shall deposit with the Depositary at or before the Effective Time, (i) for the sole benefit of the Optionholders, cash required with respect to the Option Consideration in an aggregate amount sufficient to satisfy the payment of the obligations contemplated by Section 3.1(a) hereof (calculated without reference to whether any Optionholders have exercised Dissent Rights); and (ii) for the sole benefit of the Shareholders, Parent Shares required with respect to the Share Consideration in an aggregate number sufficient to satisfy the obligations contemplated by Section 3.1(d) hereof (calculated without reference to whether any Shareholders have exercised Dissent Rights). Such cash, in the case of Optionholders, and Parent Shares, in the case of Shareholders, will be held solely for the purpose of satisfying, as applicable, payment of the Option Consideration to Optionholders and the obligation of the Share Consideration to Shareholders. The Depositary shall invest the cash deposited with it for the Option Consideration as directed by the Parent on a daily basis; provided, however, that such investments shall only be in direct obligations of, or obligations directly guaranteed by, the United States or money market funds invested solely in the foregoing. No such gain or loss on the cash deposited with the Depositary for the Option Consideration shall affect the amount of Option Consideration payable to Option Holders pursuant to Section 3.1(a) hereof. Any interest and other income resulting from such investments shall be the property of, and shall promptly be paid to, the Purchaser. To the extent that there are losses with respect to such investments, such that the cash deposited with

Annex B-85

    the Depositary for the Option Consideration is less than the amount required to make prompt payments of the aggregate Option Consideration owing pursuant to Section 3.1(a) hereof, the Parent, the Purchaser, USCo and US New Opco shall promptly advance immediately available funds so as to ensure that such cash is, at all times, maintained at a level sufficient to make such payments.

  (b)
  As soon as practicable following the Effective Time (but in no event later than five (5) Business Days after the Effective Time), the Parent, the Purchaser, USCo and US New Opco shall cause the Depositary to mail to each Shareholder of record of a stock certificate or certificates that immediately prior to the Effective Time represented Shares that were transferred pursuant to the Arrangement (i) a Letter of Transmittal, (ii) instructions for use in effecting the surrender of stock certificates in exchange for Share Consideration as provided herein, and (iii) such additional documents and instruments as the Depositary may reasonably require. As soon as practicable following the later of the Effective Time and the delivery to the Depositary by or on behalf of a former holder of Shares of a duly completed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require including a stock certificate which immediately prior to the Effective Time represented the outstanding Shares that were transferred under Section 3.1(d), and such other documents and instruments as would have been required to effect such transfer under the BCBCA and the articles and other organizational documents of the Company after giving effect to Section 3.1(d), the former holder of such Shares will be entitled to receive the Parent Shares which such former holder is entitled to receive pursuant to Section 3.1(d), less any amounts withheld pursuant to Section 5.4.

  (c)
  Until surrendered as contemplated by this Section 5.1, each stock certificate which immediately prior to the Effective Time represented Shares will be deemed after the time described in Section 3.1(d) to represent only the right to receive upon such surrender the applicable Parent Shares pursuant to Section 3.1(d) or, in the case of Dissenting Shareholders who are ultimately determined to be entitled to be paid fair value by the Purchaser for the Shares in respect of which they have validly exercised Dissent Rights, the fair value of their Shares, less any amounts withheld pursuant to Section 5.4.

  (d)
  Subject to Section 5.3, the Purchaser, the Parent and USCo will cause the Depositary, as soon as practicable following the later of the Effective Time and the date of deposit by any former holder of Shares of the documentation required pursuant to Section 5.1(b), to:

  (i)
  forward or cause to be forwarded by first class mail (postage prepaid) to such former holder of Shares at the address specified in the Letter of Transmittal;

  (ii)
  if requested by such former holder of Shares in the Letter of Transmittal, make available at the offices of the Depositary specified in the Letter of Transmittal for pick-up by such former holder of Shares; or

  (iii)
  if the Letter of Transmittal neither specifies an address as described in Section 5.1(d)(i) nor contains a request as described in Section 5.1(d)(ii), forward or cause to be forwarded by first class mail (postage prepaid) to such former holder of Shares at the address of such former holder as shown on the securities register of the Company maintained by or on behalf of the Company immediately prior to the Effective Time;

    in each case under clause (i), (ii) or (iii) above, the Parent Shares to which such former holder of Shares is entitled in accordance with the provisions hereof.

  (e)
  As soon as practicable following the later of the Effective Time and the delivery to the Depositary of the articles and other organizational documents of the Company after giving effect to Section 3.1(a), the former holder of such Options will be entitled to receive the

Annex B-86

    Option Consideration which such former holder is entitled to receive pursuant to Section 3.1(a), less any amounts withheld pursuant to Section 5.4.

  (f)
  From and after the Effective Time, each Option outstanding immediately prior to the Effective Time will thereafter be deemed to represent only the right to receive a cash payment equal to the Option Consideration, which such holder is entitled to receive pursuant to Section 3.1(a), or, in the case of Dissenting Optionholders who are ultimately determined to be entitled to be paid fair value by the Purchaser for the Options in respect of which they have validly exercised Dissent Rights, the fair value of their Options, less any amounts withheld pursuant to Section 5.4.

  (g)
  As soon as practicable following the Effective Time (but in no event later than five (5) Business Days after the Effective Time), the Parent, the Purchaser, USCo and US New Opco shall cause the Depositary to deposit with the Company the aggregate amount of Option Consideration. The Company shall, as soon as practicable thereafter forward or cause to be forwarded by first class mail (postage prepaid) a check to such former holder of Options at the last known address on file with the Company, or with respect to each former holder of Options who is an employee of the Company, deposit to the account specified by such employee for the deposit of paychecks, in an amount equal to the net cash payment to which such former holder of Options is entitled in accordance with the provisions hereof, less any amounts withheld pursuant to Section 5.4.

  (h)
  Notwithstanding anything to the contrary contained in this Agreement, no fractional Parent Shares will be issued pursuant to this Plan of Arrangement. A fractional interest in a Parent Share shall be satisfied by a cash payment (without interest) determined by multiplying such fraction by an amount equal to the VWAP of a Parent Share for the twenty (20) Trading Days prior to and ending on the Trading Day immediately preceding the Effective Time.

5.2    Lost Certificates

        If any certificate which immediately prior to the Effective Time represented one or more the outstanding Shares that were acquired by the Purchaser in accordance with Section 3.1(d) has been lost, stolen or destroyed prior to surrender to the Depositary, upon the making of an affidavit of that fact by the former holder of Shares claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver, in exchange for such lost, stolen or destroyed certificate, the Parent Shares which such holder is entitled to receive pursuant to Section 3.1(d). When authorizing such delivery in exchange for such lost, stolen or destroyed certificate, the former holder of Shares to whom such Parent Shares are to be delivered shall, as a condition precedent to the delivery of such Parent Shares, indemnify the Company, the Purchaser and the Depositary, in a manner reasonably satisfactory to the Purchaser and the Depositary, against any claim that may be made against the Company, the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

5.3    Extinguishment of Rights

        If any former holder of Shares exchanged pursuant to Section 3.1(d) has not have complied with the provisions of Section 5.1 or Section 5.2 on or before the date which is six years after the Effective Date, the Parent Shares, net of any applicable withholding or other taxes, held by the Depositary on behalf of such former holder of Shares, will be delivered to the Purchaser and the interest of the former holder of Shares in such Parent Shares will be deemed to have been donated and surrendered to the Purchaser, for no consideration as of such date. Any certificate representing the outstanding Shares which has not been deposited with the Depositary in accordance with Section 5.1 on or prior to the sixth anniversary of the Effective Date shall, as of such date, cease to represent a right or claim of any kind or nature whatsoever against the Company or the Purchaser.

Annex B-87

5.4    Withholding Rights

        The Purchaser, the Depositary and the Company shall be entitled to deduct and withhold from the consideration payable to any former holder of Shares or Options such amounts as the Purchaser, the Depositary or the Company is required, entitled or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), as amended, including the regulations thereunder, the United States Internal Revenue Code of 1986, as amended, or any provision of any applicable federal, provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the former holder of Shares or Options in respect of which such deduction and withholding was made, provided that such withheld amount is actually remitted to the appropriate taxing authority.

ARTICLE 6
AMENDMENTS

6.1    Amendments to Plan of Arrangement

  (a)
  The Company, the Purchaser, the Parent, USCo and US New Opco reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time; provided, however, that each such amendment, modification or supplement must be:

  (i)
  set out in writing;

  (ii)
  approved or agreed to in writing by the Company, the Purchaser, the Parent, USCo and US New Opco;

  (iii)
  contained in a written document which is filed with the Court; and

  (iv)
  if made following the Company Meeting, approved by the Court and communicated to the Company Securityholders if and as required by the Court.

  (b)
  Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to the Company Meeting, provided that the Purchaser, the Parent, USCo and US New Opco have consented to such amendment, modification or supplement in writing, with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

  (c)
  Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if such amendment, modification or supplement:

  (i)
  is consented to in writing by each of the Company, the Purchaser, the Parent, USCo and US New Opco; and

  (ii)
  if required by the Court or applicable law, is consented to by the Company Shareholders in the manner directed by the Court.

  (d)
  Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser; provided, however, that any such amendment, modification or supplement concerns a matter which, in the reasonable opinion of the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the interests, whether financial, economic or otherwise, of any Company Securityholder.

Annex B-88

  (e)
  The Purchaser shall be entitled to propose an amendment, modification or supplement to this Plan of Arrangement at any time prior to the Effective Date and, unless such proposal shall be adverse to the interests, whether financial, economic or otherwise, of the Company or any Company Securityholder, the Company shall propose and implement such amendment, modification or supplement in accordance with the process described in paragraphs (a) to (c), as may be applicable.

6.2    Termination

        This Plan of Arrangement may be terminated or withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 7
FURTHER ASSURANCES

        Notwithstanding that the transactions set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement pursuant to Section 288 of the BCBCA, without any further act or formality by the Company, the Purchaser, the Parent, USCo or US New Opco (or any other person), each of the Company, the Purchaser, the Parent, USCo and US New Opco will make, do and execute, or cause to be made, done or executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

Annex B-89

ANNEX C

Summary of Certain Provisions of the 1940 Act
Applicable to Business Development Companies

        The following is a summary of the material provisions of the Investment Company Act of 1940 (the "1940 Act") applicable to a business development company ("BDC"). While Prospect believes that this summary covers the material provisions of the 1940 Act, this summary may not contain all of the information that is important to you. In addition, the identification of certain of the provisions as material is not intended to indicate that other provisions that are equally important do not exist. You should carefully read the entire proxy circular/prospectus and the other documents referenced in this proxy circular/prospectus for a more complete understanding of provisions of the 1940 Act.

Subject	BDC
Capitalization	• A BDC may not issue debt unless asset coverage is at least 200% immediately after giving effect to the issuance.
• A BDC may not issue preferred stock unless asset coverage is at least 200% immediately after giving effect to the issuance.
• Dividends may not be declared if asset coverage requirements are not satisfied.
• Multiple classes of debt are permitted.
• Only a single class of preferred stock is permitted.
• BDCs have the ability to issue warrants and convertible debt.
• BDCs have the ability to offer common stock below net asset value, subject to certain conditions.
Investments

•

A BDC is not subject to any issuer diversification or industry concentration requirements and is not required to adopt any "fundamental policies." Nevertheless, the Funds will retain their existing fundamental policies.

• A BDC may not invest in other assets unless it has at least 70% of its assets in "qualifying securities."
• Qualifying securities consist of:

•

(1) securities of domestic companies that are not investment companies (other than a small business investment company wholly owned by the BDC) or companies that would be investment companies but for certain exclusions under the 1940 Act for financial companies ("permitted companies") (A) that have no class of securities listed on a national securities exchange or have a class of securities listed on a national securities exchange but have an aggregate market value of less than $250 million of common equity securities outstanding or (B) being publicly traded but with respect to which the BDC made an investment when the issuer qualified under clause (A) above, has not significantly sold down its position and remains one of the 20 largest shareholders of record;

Annex C-1

Subject	BDC

•

(2) securities of permitted companies that are controlled by the BDC alone or as part of a group acting together, on which the BDC has board representation and over which it actually exercises a controlling influence;

•

(3) securities of permitted companies that are in or emerging from bankruptcy or similar reorganization proceedings or are unable to meet their obligations without material assistance other than conventional financing;

• (4) securities for which there is no ready market of permitted companies of which the Funds own, immediately prior to such purchase, at least 60% of the equity on a fully diluted basis;
• (5) securities received in respect of securities in categories (1) - (4) above; and
• (6) cash items, U.S. Government securities and high quality short term debt securities.
• The remaining 30% of the BDC's assets may be invested in anything consistent with the BDCs' objectives.
Managerial Assistance

•

In order to count portfolio securities as qualifying securities, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance.

Investment Manager Compensation	• A BDC may pay a gains based performance fee of up to 20% of realized gains (net of realized and unrealized losses) if it does not have an option or profit sharing plan.
• BDCs with external investment advisors may also pay advisory fees that are not based on realized or unrealized gains.
• Required to be approved by board, including the independent directors, and by shareholders.
Director Independence	• Majority of board required to be independent.
Relationships with Affiliates	• The 1940 Act imposes stringent conflict of interest restrictions on both close and remote affiliates of BDCs.

•

For example, as a general matter, affiliates cannot purchase or sell any property from or to the investment company as principal, cannot act as an agent in the purchase or sale of property except with respect to securities (and then only as a broker under prescribed compensation limits) and cannot act as a principal in any joint transactions or profit sharing arrangements in which the BDC is a participant.

•

The classes of affiliates subject to these prohibitions include officers, directors, 5% or greater shareholders, portfolio companies in which the BDC is a 5% or greater shareholder, persons who control, are controlled by or are under common control with the BDC, investment advisors and other persons who have any of the foregoing relationships with any of the foregoing persons.

Annex C-2

Subject	BDC
• Exception: there is a special rule for BDCs that permits the independent directors of the BDC to authorize certain transactions that otherwise would be prohibited.
Governance	• Directors owe fiduciary duties to shareholders.

•

The 1940 Act imposes on the advisor and directors and officers of a BDC fiduciary duties a violation of which involving personal misconduct can be the subject of complaint by the SEC in the United States federal courts.

•

The 1940 Act prohibits protecting directors and officers from, and indemnification of officers and directors against, willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

• Board of directors must approve compliance policies for the company after finding that they are reasonably designed to prevent violations of the federal securities laws.

•

The 1940 Act also requires BDCs to adopt a code of ethics and insider trading policies. Pursuant to the code of ethics, each officer, director and certain other persons who have access to portfolio decisions must report quarterly all transactions in securities beneficially owned by them. Exceptions are made for independent directors who do not have contemporaneous knowledge of securities purchased or sold, or considered for purchase or sale, by the company.

•

BDCs must have a chief compliance officer who is approved by and reports directly to the board of directors, whose compensation is approved by the board of directors and who cannot be terminated except by the board of directors.

Loans to Affiliates	• A BDC may not make loans to any person that controls it or is under common control with it (other than through the same controlling person).
Tax and Accounting Matters

•

For United States federal income tax purposes, a company that elects to operate as a BDC will not be subject to corporate level tax if it qualifies and elects to be taxed as a regulated investment company or "RIC" and distributes all of its taxable income to investors on a timely basis. A BDC is eligible to elect RIC status if, in general, (i) at least 90% of its annual gross income is derived from certain passive sources, (ii) it satisfies certain diversification tests (tested on a quarterly basis) generally requiring that no particular investment be greater than 25% of the company's assets when made and that at least 50% of the company's assets be in positions constituting less than 5% of the company's assets and less than 10% of the issuer's voting power when made, (iii) it has no accumulated earnings and profits from years during which it was taxable as a C corporation and (iv) it distributes to shareholders each year 90% of its taxable income. A RIC is subject to corporate tax on its undistributed taxable income. To avoid such tax, a RIC typically distributes all of its taxable income each year on a timely basis.

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Subject	BDC
Books and Records	• BDCs are required to maintain detailed books and records of all securities transactions and positions and other matters and to make such records available to the SEC upon request.
Custody and Bonding

•

All of the securities and cash of a BDC must be held in custody by a bank, trust company or eligible securities broker pursuant to a written agreement. The company and its officers and directors also must be bonded in accordance with SEC requirements.

SEC Filings	• BDCs file the same financial statements and reports as operating companies (e.g., 10-Q, 10-K, etc.).

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ANNEX D

SHAREHOLDERS' DISSENT PROVISIONS

        Pursuant to the Interim Order, registered Shareholders have the right to dissent in respect of the Arrangement. Such right of dissent is described in the proxy circular/prospectus. The full text of Part 8, Division 2 the BCBCA is set forth below. Note that certain provisions have been modified by the Interim Order, a copy which is attached as Annex F to the proxy circular/prospectus.

 PART 8, DIVISION 2 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Division 2—Dissent Proceedings

237
Definitions and application

237 (1) In this Division:

        "dissenter" means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

        "notice shares" means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

        "payout value" means,

          (a)   in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

          (b)   in the case of a dissent in respect of an arrangement approved by a court order made under section 291(2)(c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement, or

          (c)   in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

        (2)   This Division applies to any right of dissent exercisable by a shareholder except to the extent that

          (a)   the court orders otherwise, or

          (b)   in the case of a right of dissent authorized by a resolution referred to in section 238(1)(g), the court orders otherwise or the resolution provides otherwise.

238
Right to dissent

238 (1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent as follows:

          (a)   under section 260, in respect of a resolution to alter the articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

          (b)   under section 272, in respect of a resolution to adopt an amalgamation agreement;

          (c)   under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

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          (d)   in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

          (e)   under section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking;

          (f)    under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

          (g)   in respect of any other resolution, if dissent is authorized by the resolution;

          (h)   in respect of any court order that permits dissent.

        (2)   A shareholder wishing to dissent must

          (a)   prepare a separate notice of dissent under section 242 for

              (i)  the shareholder, if the shareholder is dissenting on the shareholder's own behalf, and

             (ii)  each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is dissenting,

          (b)   identify in each notice of dissent, in accordance with section 242(4), the person on whose behalf dissent is being exercised in that notice of dissent, and

          (c)   dissent with respect to all of the shares, registered in the shareholder's name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

        (3)   Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

          (a)   dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

          (b)   cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

239
Waiver of right to dissent

239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

        (2)   A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

          (a)   provide to the company a separate waiver for

              (i)  the shareholder, if the shareholder is providing a waiver on the shareholder's own behalf, and

             (ii)  each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is providing a waiver, and

          (b)   identify in each waiver the person on whose behalf the waiver is made.

        (3)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder's own behalf, the shareholder's right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

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          (a)   the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

          (b)   any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

        (4)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

240
Notice of resolution

240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

          (a)   a copy of the proposed resolution, and

          (b)   a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

        (2)   If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

          (a)   a copy of the proposed resolution, and

          (b)   a statement advising of the right to send a notice of dissent.

        (3)   If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors' resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

          (a)   a copy of the resolution,

          (b)   a statement advising of the right to send a notice of dissent, and

          (c)   if the resolution has passed, notification of that fact and the date on which it was passed.

        (4)   Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

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241
Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

          (a)   a copy of the entered order, and

          (b)   a statement advising of the right to send a notice of dissent.

242
Notice of dissent

242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

          (a)   if the company has complied with section 240(1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

          (b)   if the company has complied with section 240(3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

          (c)   if the company has not complied with section 240(1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

              (i)  the date on which the shareholder learns that the resolution was passed, and

             (ii)  the date on which the shareholder learns that the shareholder is entitled to dissent.

        (2)   A shareholder intending to dissent in respect of a resolution referred to in section 238(1)(g) must send written notice of dissent to the company

          (a)   on or before the date specified by the resolution or in the statement referred to in section 240(2)(b) or (3) (b) as the last date by which notice of dissent must be sent, or

          (b)   if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

        (3)   A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company

          (a)   within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

          (b)   if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

        (4)   A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

          (a)   if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

          (b)   if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

              (i)  the names of the registered owners of those other shares,

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             (ii)  the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

            (iii)  a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

          (c)   if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

              (i)  the name and address of the beneficial owner, and

             (ii)  a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder's name.

        (5)   The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

243
Notice of intention to proceed

243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

          (a)   if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

              (i)  the date on which the company forms the intention to proceed, and

             (ii)  the date on which the notice of dissent was received, or

          (b)   if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

        (2)   A notice sent under subsection (1) (a) or (b) of this section must

          (a)   be dated not earlier than the date on which the notice is sent,

          (b)   state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

          (c)   advise the dissenter of the manner in which dissent is to be completed under section 244.

244
Completion of dissent

244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

          (a)   a written statement that the dissenter requires the company to purchase all of the notice shares,

          (b)   the certificates, if any, representing the notice shares, and

          (c)   if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.

        (2)   The written statement referred to in subsection (1)(c) must

          (a)   be signed by the beneficial owner on whose behalf dissent is being exercised, and

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          (b)   set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

              (i)  the names of the registered owners of those other shares,

             (ii)  the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

            (iii)  that dissent is being exercised in respect of all of those other shares.

        (3)   After the dissenter has complied with subsection (1),

          (a)   the dissenter is deemed to have sold to the company the notice shares, and

          (b)   the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

        (4)   Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

        (5)   Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

        (6)   A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

245
Payment for notice shares

245 (1) A company and a dissenter who has complied with section 244(1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

          (a)   promptly pay that amount to the dissenter, or

          (b)   if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

        (2)   A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

          (a)   determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

          (b)   join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and

          (c)   make consequential orders and give directions it considers appropriate.

        (3)   Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

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          (a)   pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter's notice shares, or

          (b)   if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

        (4)   If a dissenter receives a notice under subsection (1)(b) or (3)(b),

          (a)   the dissenter may, within 30 days after receipt, withdraw the dissenter's notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

          (b)   if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

        (5)   A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

          (a)   the company is insolvent, or

          (b)   the payment would render the company insolvent.

246
Loss of right to dissent

246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

          (a)   the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

          (b)   the resolution in respect of which the notice of dissent was sent does not pass;

          (c)   the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

          (d)   the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

          (e)   the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

          (f)    a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

          (g)   with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

          (h)   the notice of dissent is withdrawn with the written consent of the company;

          (i)    the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

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247
Shareholders entitled to return of shares and rights

247 If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

          (a)   the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

          (b)   the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

          (c)   the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

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ANNEX E

OPTIONHOLDERS' DISSENT PROVISIONS

        Pursuant to the Interim Order, optionholders have the right to dissent in respect of the Arrangement. Such right of dissent is described in the proxy circular/prospectus and its provisions are more particularly set forth below.

Optionholders' Dissent Rights

1.
Each optionholder is granted the following right to dissent (the "Option Dissent Right") in respect of the Arrangement Resolution:

(a)
An optionholder intending to exercise the Option Dissent Rights must give a written notice of dissent (an "Option Dissent Notice") to Nicholas Financial, Inc. care of Salley Bowes Harwardt LC, Suite 1750 - 1185 West Georgia Street, Vancouver, British Columbia V6E 4E6 Canada, Attention: Paul A. Bowes, to be received by Salley Bowes Harwardt LC no later than 5:00 p.m. (Vancouver time) on [                    ], 2014 and must otherwise comply with this paragraph 1;

(b)
An Option Dissent Notice must specify the name and address of the optionholder (the "Dissenting Optionholder"), the number of options in respect of which the Optionholder Dissent Notice is being given (the "Dissent Options") and:

(i)
If the Option Dissent Notice is being given by the Dissenting Optionholder on its own behalf, the Option Dissent Notice must specify that the Dissent Options constitute all of the options of which the Dissenting Optionholder is the registered and beneficial owner; or

(ii)
If the Option Dissent Notice is being given by the Dissenting Optionholder on behalf of another person who is the beneficial owner of the Dissent Options (such as, for example, by an executor for a beneficiary under probate of a will), the Option Dissent Notice must:

A.
Specify the name and address of the beneficial owner;

B.
State that the Dissent Options represent all of the options beneficially owned by the beneficial owner for which the Dissenting Optionholder is the registered owner; and

C.
Include a statement from the beneficial owner of the Dissent Options identifying the number of options of which the beneficial owner is either the registered owner or the beneficial owner and, in respect of any such options which are not dissenting, the names of the registered owners of such options, the number of such options held by each of them and confirmation that notices of dissent are being, or have been sent, in respect of all such options;

(c)
Nicholas Financial-Canada must send by registered mail to every Dissenting Optionholder on [                    ], 2014 a notice (a "Notice of Intention") stating that Nicholas Financial-Canada has completed the Arrangement and advising the Dissenting Optionholder that if the Dissenting Optionholder wishes to proceed with its dissent it must comply with the requirements of paragraph 1;

(d)
A Dissenting Optionholder that wishes to proceed with its dissent must give to Nicholas Financial, Inc. care of Salley Bowes Harwardt LC, Suite 1750 - 1185 West Georgia Street, Vancouver, B.C. V6E 4E6 Canada, Attention: Paul A. Bowes, to be received by Salley Bowes

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    Harwardt LC no later than 4:00 p.m. (Vancouver time) on the date which 14 days after the date of mailing the Notice of Intention:

    (i)
    A written statement that the Dissenting Optionholder requires Parent to purchase all of the Dissent Options;

    (ii)
    The agreement, if any, representing the Dissent Options; and

    (iii)
    If paragraph 1(b)(ii) applies, a written statement that:

    a.
    Is signed by the beneficial owner on whose behalf the dissent is being exercised; and

    b.
    Sets out whether or not the beneficial owner is the beneficial owner of other options and, if so, sets out:

    i.
    The names of the registered owner of those other options;

    ii.
    The number of those other options that are held by each of those registered owners; and

    iii.
    That the Option Dissent Right is being exercised in respect to all of those other options;

  (e)
  A Dissenting Optionholder who complies with paragraph 1(d) is not able to withdraw its dissent and on or after [                    ], 2014 the Dissenting Optionholder will be deemed to have transferred to Purchaser all of the Dissent Options (free and clear of any mortgage, hypothec, prior claim, lien, pledge, assignment for security, security interest, right of third parties or other charges or encumbrances whatsoever) at the effective time and will have no further right in respect of the Dissent Options other than to be paid for the Dissent Options in accordance with paragraph 1(f);

  (f)
  Subject to the satisfaction of the applicable conditions set out in the Arrangement Agreement, Purchaser shall promptly pay to a Dissenting Optionholder, for each Dissent Option;

  i.
  The amount agreed between that Dissenting Optionholder and Purchaser; or

  ii.
  If that Dissenting Optionholder and Purchaser are unable to agree upon an amount, the amount determined under paragraph 1(g);

  (g)
  Purchaser or a Dissenting Optionholder who has not reached an agreement with Purchaser under paragraph 1(f) may apply to the Court and the Court may:

  i.
  Determine the fair value that the Dissent Options had immediately before the passing of the Arrangement Resolution, excluding any appreciation or depreciation in anticipation of the Arrangement unless exclusion would be inequitable, or order that such fair value be established by arbitration or by reference to the Registrar, or a referee, of the Court;

  ii.
  Join in the application each Dissenting Optionholder, other than a Dissenting Optionholder who has reach an agreement with Purchaser under paragraph 1(f); and

  iii.
  Make consequential orders and give directions it considers appropriate;

  (h)
  If a Dissenting Optionholder fails to comply strictly with the foregoing requirements of the Option Dissent Right, that Dissenting Optionholder shall be deemed to have participated in the Arrangement on the same terms as an Optionholder; and

  (i)
  If a Dissenting Optionholder strictly complies with the foregoing requirements of the Option Dissent Right, but the Arrangement is not completed prior to [                    ], 2014, Nicholas Financial-Canada shall return to the Dissenting Optionholder the agreements delivered to it, if any, under paragraph 1(d).

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2.
If an Optionholder consents in writing to the Arrangement, the Optionholder will be deemed to have waived its Option Dissent Rights.

3.
If an optionholder accepts the Option Consideration in payment of its Options, the optionholder will be deemed to have waived its Option Dissent Rights.

4.
If an optionholder does not give an Option Dissent Notice to Nicholas Financial-Canada as required herein within the time period required herein, the optionholder will be deemed to have irrevocably elected to receive the amount of its Option Consideration as full and final consideration for each such Option held by such optionholder.

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ANNEX F
Interim Order

NO. [        ]
VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

RE: IN THE MATTER OF SECTION 288 OF THE BUSINESS
CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57
AND AMENDMENTS THERETO

AND

IN THE MATTER OF AN ARRANGEMENT AMONG
NICHOLAS FINANCIAL, INC., ITS SECURITYHOLDERS,
PROSPECT CAPITAL CORPORATION, WATERSHED ACQUISITION LP,
0988007 B.C. UNLIMITED LIABILITY COMPANY, AND NF FINANCIAL LLC

O R D E R

BEFORE	)	DAY, THE
)
	)	DAY OF , 2014
)

        Upon the Application without notice of the Petitioner, Nicholas Financial, Inc., for a preliminary order pursuant to its Petition filed [                ], 2014, coming on for hearing this day at Vancouver, British Columbia, and upon hearing Paul A. Bowes, counsel for the Petitioner, and upon reading the material filed:

THIS COURT ORDERS that:

          1.     Nicholas Financial, Inc. ("Nicholas") may call, hold and conduct a special general meeting (the "Meeting") of the holders of its common shares and stock options to consider and if deemed advisable, to pass, with or without variation, by special resolution (the "Arrangement Resolution") to approve, with or without variation, the arrangement set forth in the Plan of Arrangement (the "Plan of Arrangement"), a copy of which special resolution is attached as Schedule B to Annex B to the proxy circular, and deal with such other matters as may properly come before the Meeting.

          2.     The Meeting shall be called, held and conducted in accordance with the Business Corporations Act, S.B.C., 2002, c. 57 (the "Corporations Act") and the Articles of Nicholas, subject to what may be provided for hereafter.

          3.     The only persons entitled to notice of or to attend the Meeting shall be the registered holders of common shares of Nicholas at the close of business on [                ], 2014 (the "Shareholders"), the holders of stock options to purchase unissued common shares of Nicholas (the "Optionholders"), and the directors and auditors of Nicholas, and the only persons entitled to be represented and to vote on the Arrangement Resolution by special resolution at the Meeting shall be the Shareholders, having the right to cast one vote per issued share held, and the Optionholders together with the Shareholders on an equal basis, each Optionholder having the right to cast one vote per unissued share purchasable under a Nicholas stock option.

          4.     Nicholas shall mail the proxy circular of Nicholas, in substantially the same form as contained in Exhibit "A" to the Second Affidavit of Ralph Finkenbrink sworn [                ], 2014,

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  with such amendments thereto as Counsel for the Petitioner may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Order, to the Shareholders, to the Optionholders, to the directors and auditors of Nicholas by prepaid ordinary mail, and in the case of the Shareholders and Optionholders to such persons at their registered addresses as they appear on the books of Nicholas on [                ], 2014, at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing and excluding the date of the Meeting.

          5.     Mailing of the notice of petition in accordance with paragraph 4 of this Order shall constitute good and sufficient service of the Petition, the affidavits in support, and the Notice of Hearing upon all persons who are entitled to receive notice pursuant to this Order and no other form of service need be made and no other material need to be served on such persons in respect of these proceedings, and such service shall be effective on the fourth day after the said notice of petition is mailed.

          6.     The time to enter a response to petition for those persons residing outside British Columbia is 21 days from the date of service.

          7.     The accidental omission to give notice of the Meeting or the non-receipt of such notice by any one or more Shareholders, Optionholders, or the auditors of Nicholas shall not automatically invalidate any resolution passed or proceeding taken at the Meeting.

          8.     The quorum of the Meeting shall be the quorum for the approval of a special resolution pursuant to the Articles of Nicholas.

          9.     The vote required to pass the Arrangement Resolution at the Meeting shall be the vote of at least three-quarters of the votes cast in person or by proxy by:

            (a)   the Shareholders; and

            (b)   the Shareholders and Optionholders voting together on an equal basis;

  all such securityholders being present in person or by proxy at the Meeting, as described in the proxy circular.

          10.   The Shareholders and Optionholders shall have the right to dissent from the Arrangement Resolution in accordance with the provisions of Section 237 and following of Division 2 of Part 8 of the Corporations Act, as modified hereby or as may be necessary to reflect the terms of the Plan of Arrangement, except that in order for a dissenting Shareholder or Optionholder to be entitled to make a claim pursuant to such Sections, written objection must be received on or before 5:00 o'clock in the afternoon on [                ], 2014, by the President of Nicholas c/o 2454 McMullen Booth Road, Building C, Clearwater, Florida, 33759, and such dissenting Shareholder must otherwise comply with the Corporations Act.

          11.   Upon approval of the Arrangement Resolution at the Meeting, with or without variation, in the manner set forth in this Order, the Petitioner may apply to this Court for approval of the Plan of Arrangement, which application shall be heard at the Courthouse, 800 Smithe Street, Vancouver, British Columbia, on [                ], 2014 at 9:45 o'clock in the forenoon, or so soon thereafter as counsel may be heard.

          12.   Any person desiring to appear at the application for approval of the Plan of Arrangement on [                ], 2014 is required to comply with Rule 16-1(4) of the Rules of Court on or before 5:00 o'clock in the afternoon on [                ], 2014.

Annex F-2

          13.   The Petitioner is entitled at any time to seek leave to vary this Order.

BY THE COURT
APPROVED AS TO FORM:

Counsel for the Petitioner	DEPUTY DISTRICT REGISTRAR

Annex F-3

ANNEX G
Notice of Application for Final Order

NO. [      ]
VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

RE: IN THE MATTER OF SECTION 288 OF THE
 BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED
AND
IN THE MATTER OF A PROPOSED ARRANGEMENT AMONG
NICHOLAS FINANCIAL, INC., ITS SECURITYHOLDERS,
PROSPECT CAPITAL CORPORATION, WATERSHED ACQUISITION LP,
098807 B.C. UNLIMITED LIABILITY COMPANY, AND NF FINANCIAL LLC

NICHOLAS FINANCIAL, INC.

PETITIONER

NOTICE OF HEARING OF PETITION

TO:    THE SECURITYHOLDERS OF NICHOLAS FINANCIAL, INC.

        NOTICE IS HEREBY GIVEN that a Petition has been filed by the Petitioner, Nicholas Financial, Inc. ("Nicholas") in the Supreme Court of British Columbia for approval of a plan of arrangement (the "Plan of Arrangement") with its shareholders and option holders (collectively, the "Securityholders"), pursuant to the Business Corporations Act, S.B.C. 2002, Chapter 57, as amended;

        AND NOTICE IS FURTHER GIVEN that by an Interim Order of the Supreme Court of British Columbia, pronounced [                    ], 2014, the Court has given directions as to the calling of a special meeting of the Securityholders of Nicholas for the purpose of, among other things, considering, voting upon and approving the Plan of Arrangement;

        AND NOTICE IS FURTHER GIVEN that an application for a Final Order approving the Plan of Arrangement shall be made before the presiding Judge in Chambers at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on [                    ], 2014, at 9:45 am (Vancouver time), or so soon thereafter as counsel may be heard (the "Final Application").

        IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the hearing of the Final Application if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a response to petition in the form prescribed by the Civil Rules of Court of the Supreme Court of British Columbia and delivered a copy of the filed response, together with all material on which such person intends to rely at the hearing of the Final Application, including an outline of such person's proposed submissions, to the Petitioner at the address for delivery set out below by or before 5:00 p.m. (Vancouver time) on [                    ], 2014.

        The address for delivery is:

    SALLEY BOWES HARWARDT LAW CORP.
    Suite 1750, 1185 West Georgia Street
    Vancouver, B.C. V6E 4E6
    Attention: Paul A. Bowes

        IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST FILE A RESPONSE TO PETITION and the maturity to be relied on,

Annex G-1

in accordance with the Civil Rules of Court. You may obtain a form of response to petition at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

        AT THE HEARING OF THE FINAL APPLICATION the Court may approve the Plan of Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.

        IF YOU DO NOT FILE A RESPONSE TO PETITION and attend either in person or by counsel at the time of such hearing, the Court may approve the Plan of Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Plan of Arrangement is approved, it will significantly affect the rights of the Securityholders of the Petitioner.

        A copy of the said Petition and other documents in the proceedings will be furnished to any Securityholder of the Petitioner upon request in writing addressed to the Petitioner at the address for delivery set out above.

        DATED at Vancouver, British Columbia, this [      ] day of [                    ], 2014.

Solicitors for the Petitioner,
Salley Bowes Harwardt Law Corp.

Annex G-2

ANNEX H
Opinion of Janney Montgomery Scott LLC

December 17, 2013

The Board of Directors
Nicholas Financial, Inc.
2454 McMullen Booth Road
Building C, Suite 501 B
Clearwater, FL 33759

Members of the Board of Directors:

        We understand that Nicholas Financial, Inc., a company existing under the laws of British Columbia (the "Company"), intends to enter into an Arrangement Agreement ("the Agreement") by and among Prospect Capital Corporation, a corporation existing under the laws of Maryland (the "Parent"), Watershed Acquisition LP, a limited partnership existing under the laws of Delaware and a wholly owned-subsidiary of the Parent ("USCo"), 0988007 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada and a wholly-owned subsidiary of USCo (the "Purchaser"), and Watershed Operating LLC, a limited liability company existing under the laws of Delaware and an indirect wholly-owned subsidiary of the Parent ("US New Opco"), pursuant to which, among other things, the Company will amalgamate with the Purchaser pursuant to the laws of British Columbia (the "Transaction").

        Pursuant to the Agreement and the Plan of Arrangement attached thereto as Exhibit A (the "Plan of Arrangement"), as a result of the Transaction, each outstanding share of the Company held immediately prior to the effective time of the Transaction (subject to applicable dissenters' rights under the Business Corporation Act (British Columbia)) shall be exchanged for shares of the Parent's common stock equal to the number of shares of Parent common stock (or fraction thereof) determined by dividing US $16.00 by the VWAP (as defined in the Plan of Arrangement) of a share of Parent common stock for the twenty (20) trading days prior to and ending on the trading day immediately preceding the closing of the Transaction (the "Transaction Consideration"). You have requested the opinion of Janney Montgomery Scott LLC ("Janney"), as of the date hereof, whether the Transaction Consideration is fair, from a financial point of view, to the shareholders of the Company.

        Janney Montgomery Scott LLC (all references to "we" or "our"), as part of its investment banking business, engages in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

        For the purposes of rendering our opinion, we have undertaken such review and inquiries as we deemed necessary or appropriate under the circumstances, including the following:

  (a)
  reviewed the financial terms of a draft, dated December 17, 2013 of the Agreement and Plan of Arrangement as provided to us as of such date;

  (b)
  reviewed certain publicly available business and financial information relating to the Company and the Parent;

  (c)
  reviewed certain financial statements of the Company and the Parent and certain other business, financial and operating information relating to the Company and the Parent provided to Janney by the managements of the Company and the Parent;

  (d)
  reviewed certain publicly available business and financial information relating to the industries in which the Company and the Parent operate;

Annex H-1

  (e)
  reviewed certain business, financial and other information relating to the Company and the Parent, including financial forecasts for the Company through March 31, 2018 provided to or discussed with Janney by the management of the Company;

  (f)
  reviewed certain financial and stock trading data and information for the Company and the Parent and compared that data and information with corresponding data and information for companies with publicly traded securities that Janney deemed relevant;

  (g)
  compared the financial terms of the proposed Transaction with the financial terms of certain other business combinations and other transactions which have recently been effected or announced;

  (h)
  discussed with certain members of senior management of the Company and the Parent the strategic aspects of the Transaction; and

  (i)
  considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Janney deemed relevant.

        Several analytical methodologies have been employed and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions we have reached are based on all the analysis and factors presented, taken as a whole, and also on application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the value or merit standing alone of any one or more parts of the analyses.

        In rendering our opinion, we have assumed at your direction and relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company or the Parent or their respective representatives or that was otherwise reviewed by us. We have further relied on the assurances of management of the Company and the Parent that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken any independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. Furthermore, in connection with this opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company, the Parent, or any other party. We did not estimate, and express no opinion regarding, the liquidation value of any entity.

        We have assumed at your direction that all financial projections and other information provided to us by the Company or the Parent or their respective agents, as the case may be, were reasonably prepared or obtained on bases reflecting the best currently available information, estimates and good faith judgments of the persons preparing or obtaining the same as to the future financial performance of the Company or the Parent, respectively as standalone entities (or, in the case of projected synergies, as a combined company). We express no opinion as to such financial projections or other information or the information or assumptions upon which they were based.

        We have also assumed that there has been no change in the Company's or the Parent's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that the Company and the Parent will remain as going concerns for all periods relevant to our analysis, that all of the representations and warranties contained in the Arrangement Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent to

Annex H-2

the Arrangement Agreement are not waived. With your consent, we have relied on the advice that the Company has received from its legal, accounting and tax advisors as to all legal, accounting and tax matters relating to the Transaction and the other transactions contemplated by the Arrangement Agreement.

        In rendering our opinion, we have assumed that in connection with obtaining the necessary approvals for the Transaction, no restrictions or conditions will be imposed that would have a material adverse effect on the contemplated benefits of the Transaction.

        Our opinion speaks only as of the date hereof, is based on the conditions as they exist and information which has been provided to us as of the date hereof and is without regard to any market, economic, financial, legal or other circumstances or event of any kind or nature which may exist or occur after such date. Furthermore, this opinion does not represent our opinion as to what the value of the Parent may be when the Parent common stock is issued to the Company's shareholders upon consummation of the Transaction or the prices at which the Company's common stock may trade at any time. In addition, we express no recommendation as to how the shareholders of the Company should vote at the shareholders' meeting held in connection with the Transaction.

        We have acted as the Company's financial advisor in connection with the Transaction and will receive a fee for our services, a portion of which is contingent upon consummation of the Transaction. The Company has agreed to indemnify us for certain liabilities arising out of rendering this opinion.

        In the ordinary course of our business, we may, from time to time, act as a market maker and broker in the publicly traded securities of the Company and/or the Parent and receive customary compensation, and we may also actively trade securities of the Company and/or the Parent for our own account or the account of customers and, accordingly, may hold a long or short position in such securities.

        Our opinion is directed to the Board of Directors of the Company in connection with its consideration of the Transaction and does not constitute a recommendation to any shareholder as to how such shareholder should vote when considering the Transaction. Our opinion is directed only to the fairness, from a financial point of view, of the Transaction Consideration to the Company's shareholders and does not address the underlying business decision of the Company to engage in the Transaction, the relative merits of the Transaction as compared to any other alternative business strategies that might exist for the Company or the effect of any other transaction in which Company might engage. Other than with regard to the Form N-14 and the Interim Order (each as defined in the Agreement), our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or any other document, nor shall this opinion be used for any other purposes, without our prior written consent. This opinion has been approved by our fairness opinion committee.

        On the basis of and subject to the foregoing, we are of the opinion that as of the date hereof, the Transaction Consideration pursuant to the Arrangement Agreement is fair, from a financial point of view, to the shareholders of the Company.

Very truly yours,

JANNEY MONTGOMERY SCOTT LLC

Annex H-3

PART C
OTHER INFORMATION

Item 15.    Indemnification.

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management LLC (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Investment Advisory Agreement or otherwise as an Investment Adviser of the Company.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration LLC's services under the Administration Agreement or otherwise as administrator for the Company.

        The Administrator is authorized to enter into one or more sub-administration agreements with other service providers (each a "Sub-Administrator") pursuant to which the Administrator may obtain the services of the service providers in fulfilling its responsibilities hereunder. Any such sub-administration agreements shall be in accordance with the requirements of the 1940 Act and other applicable U.S. federal and state law and shall contain a provision requiring the Sub-Administrator to comply with the same restrictions applicable to the Administrator.

Item 16.    Exhibits.

(1)	Articles of Amendment and Restatement. (Incorporated by reference to Exhibit 3.1 of the Registrant's Form 8-K filed on July 30, 2012)
(2)	Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.1 of the Registrant's Form 8-K filed on August 26, 2011.)
(3)	Not applicable.
(4)
Arrangement Agreement, dated December 17, 2013, by and among Nicholas Financial, Inc. and the Registrant, Watershed Acquisition LP, 0988007 B.C. Unlimited Liability Company, and Watershed Operating LLC. (Incorporated by reference to Annex B of the proxy circular/prospectus filed herewith as Part A to this Registration Statement on Form N-14.)
(5)
Form of Share Certificate. (Incorporated by reference to Exhibit (d)(1) to the Registrant's Pre-effective Amendment No. 2 to the Registration Statement under the Securities Act, as amended, on Form N-2 (File No. 333-114552), filed on July 6, 2004.)
(6)
Form of Investment Advisory Agreement between Registrant and Prospect Capital Management LLC. (Incorporated by reference to Exhibit (g) to the Registrant's Pre-effective Amendment No. 2 to the Registration Statement under the Securities Act, as amended, on Form N-2 (File No. 333-114552), filed on July 6, 2004.)
(7)(a)
Form of Equity Distribution Agreement. (Incorporated by reference to Exhibit (h)(2) number to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act, as amended, on Form N-2 (File No. 333-170724), filed on January 27, 2011.)

(7)(b)	Form of Selling Agent Agreement. (Incorporated by reference to Exhibit (d)(6) to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act on Form N-2 (File No. 333-176637), filed on October 11, 2011.)
7(c)
First Amendment to the Second Amended and Restated Selling Agent Agreement. (Incorporated by reference to Exhibit (h)(4) to the Registrant's pre-effective Registration Statement under the Securities Act on Form N-2 (333-190850), filed on August 27, 2013.)
(8)	Not applicable.
(9)(a)
Custody Agreement, dated as of January 23, 2013, by and between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 4.22 of the Registrant's Form 10-Q filed on May 6, 2013.)
(9)(b)
Custody Agreement, dated as of April 24, 2013, by and between the Registrant and Israeli Discount Bank of New York Ltd. (Incorporated by reference to Exhibit 10.258 of the Registrant's Form 10-K filed on August 21, 2013.)
(9)(c)
Custody Agreement, dated as of October 28, 2013, by and between the Registrant and Fifth Third Bank. (Incorporated by reference to Exhibit (j)(3) to the Registrant's Post-Effective Amendment No. 15 to the Registration Statement under the Securities Act on Form N-2 (File No. 333-190850), filed on January 9, 2014.)
(10)	Not applicable.
(11)	Opinion and Consent of Venable LLP, as special Maryland counsel for Registrant.**
(12)	Opinion of Foley & Lardner LLP as to tax matters.**
(13)	Not applicable.
(14)(a)	Consent of BDO USA, LLP, independent registered public accounting firm.*
(14)(b)	Report of BDO USA, LLP, independent registered public accounting firm, on "Senior Securities" table*
(14)(c)	Consent of Dixon Hughes Goodman LLP, independent registered public accounting firm.*
(15)	Not applicable.
(16)	Power of Attorney.*
(17)(a)	Forms of Proxy Cards of Nicholas Financial, Inc.**
(17)(b)	Consent of Janney Montgomery Scott LLC*

*
Filed herewith.

**
To be filed by amendment.

Item 17.    Undertakings.

        (1)   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2)   The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

        As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 13th day of January, 2014.

PROSPECT CAPITAL CORPORATION
	By:	/s/ JOHN F. BARRY III
		Name:	John F. Barry III
		Title:	Chief Executive Officer and Chairman of the Board of Directors

        As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ JOHN F. BARRY III John F. Barry III		Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	January 13, 2014
/s/ M. GRIER ELIASEK M. Grier Eliasek		Chief Operating Officer and Director	January 13, 2014
/s/ BRIAN H. OSWALD Brian H. Oswald		Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	January 13, 2014
/s/ WILLIAM GREMP* William Gremp		Director	January 13, 2014
/s/ ANDREW C. COOPER* Andrew C. Cooper		Director	January 13, 2014
/s/ EUGENE S. STARK* Eugene S. Stark		Director	January 13, 2014
*By:	/s/ M. GRIER ELIASEK M. Grier Eliasek Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
(14)(a)	Consent of BDO USA, LLP, independent registered public accounting firm.
(14)(b)	Report of BDO USA, LLP, independent registered public accounting firm, on "Senior Securities" table
(14)(c)	Consent of Dixon Hughes Goodman LLP, independent registered public accounting firm.
(16)	Power of Attorney.
(17)(b)	Consent of Janney Montgomery Scott LLC